1933 Act Registration No. 333-82052
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                      [ ] Pre-Effective    [X] Post-Effective
                           Amendment No.       Amendment No. 1

                           EVERGREEN INTERNATIONAL TRUST
                      (Evergreen International Growth Fund)
               [Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116

                       -----------------------------------
                    (Address of Principal Executive Offices)

                             Michael H. Koonce, Esq.
                               200 Berkeley Street
                           Boston, Massachusetts 02116

                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street
                             Washington, D.C. 20006

It is proposed that this filing will become effective:
[X]  immediately upon filing pursuant to paragraph (b)
[ ]  on (date) pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                     PART A

                          EVERGREEN INTERNATIONAL TRUST
                       EVERGREEN INTERNATIONAL GROWTH FUND
                           PROSPECTUS/PROXY STATEMENT

                                     [LOGO]
                              Evergreen Investments

                       WACHOVIA INTERNATIONAL EQUITY FUND
                             101 Greystone Boulevard
                               Columbia, SC 29226

March 22, 2002

Dear Shareholder,

      On September 1, 2001, Wachovia Corporation merged into First Union Corporation and management of the combined company undertook the process of comparing product offerings within the Wachovia and Evergreen mutual fund families in order to offer a more streamlined, complete and competitive set of mutual funds while serving the interests of shareholders. As a shareholder of Wachovia International Equity Fund ("International Equity Fund"), you are invited to vote on proposals (1) to merge International Equity Fund into Evergreen International Growth Fund ("International Growth Fund"), a mutual fund within the Evergreen Family of Funds (the "Merger"), and (2) to approve a new Investment Advisory Agreement (the "Advisory Agreement") for International Equity Fund with Evergreen Investment Management Company, LLC ("EIMC"), the investment advisor to the Evergreen Family of Funds. The Board of Trustees of The Wachovia Funds has approved the Advisory Agreement and the Merger and recommends that you vote FOR both proposals.

      If approved by shareholders, this is how the Merger will work:

      o Your Fund will transfer its assets and identified liabilities to International Growth Fund.

      o International Growth Fund will issue new shares that will be distributed to you in an amount equal to the value of your International Equity Fund shares. You will receive Class A, Class B, Class C or Class I shares of International Growth Fund, depending on the class of shares of International Equity Fund you currently hold. Although the number of shares you hold may change, the total value of your investment will not change as a result of the Merger.

      o You will not incur any sales loads or similar transaction charges as a result of the Merger.

      The Merger is intended to be a non-taxable event for shareholders for federal income tax purposes. Details about International Growth Fund's investment objective, portfolio management team, performance, etc., along with additional information about the proposed Merger, are contained in the attached prospectus/proxy statement. In addition, information regarding EIMC and the Advisory Agreement, which you are being asked to approve, is also contained in the attached prospectus/proxy statement. If approved by shareholders, the Advisory Agreement will remain in effect until the closing of the Merger (scheduled for June 2002). Please take the time to familiarize yourself with this information.

      Votes on both proposals will be cast at a special meeting of International Equity Fund's shareholders to be held on May 13, 2002. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope, or vote via one of the other methods mentioned below. Instructions on how to vote are included at the end of the prospectus/proxy statement.

      If you have any questions about the proposals or the proxy card, please call Georgeson Shareholder Communications, Inc., our proxy solicitor, at 866-515-0318 (toll free). You may record your vote by telephone or Internet by following the voting instructions as outlined on your proxy card. If International Equity Fund does not receive your vote after several weeks, you may receive a telephone call from Georgeson Shareholder Communications, Inc. requesting your vote. The expenses of the Merger, including the costs of soliciting proxies, will be paid by EIMC.

      Thank you for taking this matter seriously and participating in this important process.

                                        Sincerely,


                                        /s/ John W. McGonigle


                                        John W. McGonigle
                                        President
                                        The Wachovia Funds

                       WACHOVIA INTERNATIONAL EQUITY FUND
                             101 Greystone Boulevard
                               Columbia, SC 29226

                                   ----------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                   ----------

                           TO BE HELD ON MAY 13, 2002

      A Special Meeting (the "Meeting") of Shareholders of Wachovia International Equity Fund ("International Equity Fund"), a series of The Wachovia Funds, will be held at the offices of Federated Services Company, 5800 Corporate Drive, Pittsburgh, PA 15237-7080 on May 13, 2002, at 2:00 p.m., and any adjournments thereof, for the following purposes:

      1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of February 28, 2002, providing for the acquisition of all the assets of International Equity Fund by Evergreen International Growth Fund ("International Growth Fund"), a series of Evergreen International Trust, in exchange for shares of International Growth Fund and the assumption by International Growth Fund of the identified liabilities of International Equity Fund. The Plan also provides for distribution of those shares of International Growth Fund to shareholders of International Equity Fund in liquidation and subsequent termination of International Equity Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of International Equity Fund.

      2. To consider and act upon the Investment Advisory Agreement between The Wachovia Funds, on behalf of International Equity Fund, and Evergreen Investment Management Company, LLC ("EIMC").

      3. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

      On behalf of International Equity Fund, the Board of Trustees of The Wachovia Funds has fixed the close of business on February 28, 2002 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                        By order of the Board of  Trustees


                                        /s/ Gail C. Jones


                                        Gail C. Jones
                                        Secretary

March 22, 2002

                   INFORMATION RELATING TO THE PROPOSED MERGER

                                       of

                       WACHOVIA INTERNATIONAL EQUITY FUND,

                         a series of The Wachovia Funds

                                      into

                      EVERGREEN INTERNATIONAL GROWTH FUND,

                    a series of Evergreen International Trust


      This prospectus/proxy statement contains the information you should know before voting on the proposed merger ("Merger") of Wachovia International Equity Fund ("International Equity Fund") into Evergreen International Growth Fund ("International Growth Fund"). If approved, the Merger will result in your receiving shares of International Growth Fund in exchange for your shares of International Equity Fund. The investment objectives of both Funds are similar. The investment objective of International Equity Fund is to produce capital appreciation. The investment objective of International Growth Fund is to seek long-term capital growth and secondarily, modest income.


      Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning each Fund and the Merger is contained in the documents described in the box below, all of which have been filed with the Securities and Exchange Commission ("SEC").

                  MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE


--------------------------------------------------------------------------------------
See:                                         How to get these documents:
--------------------------------------------------------------------------------------
Prospectus for International                 The Funds make all of these documents
Growth Fund, dated March 1, 2002,            available to you free of charge if you:
which accompanies this
prospectus/proxy statement.                  o     Call 866-515-0318, or
                                             o     Write the Funds at either address
Prospectuses for International                     below.
Equity Fund, dated January 31,
2002, as supplemented March 8,               You can also obtain any of these
2002.                                        documents for a fee from the SEC if you:

Statement of additional                      o     Call the SEC at 202-942-8090,
information for International
Growth Fund, dated March 1, 2002,            Or for free if you:
as supplemented March 7, 2002.
                                             o     Go to the EDGAR Database on the
Statement of additional                            SEC's Website
information for International                      (http://www.sec.gov).
Equity Fund, dated January 31, 2002,
as supplemented March 8, 2002.               To ask questions about this
                                             prospectus/proxy statement:
Annual report for International
Growth Fund, dated October 31, 2001.         o     Call 866-515-0318, or
                                             o     Write to the Funds at either
Annual report for International                    address below.
Equity Fund, dated November 30, 2001.

Statement of additional information,
dated March 22, 2002, which relates
to this prospectus/proxy statement
and the Merger.
------------------------------------------------------------------------------------

Information relating to each Fund contained in the Fund's annual report, prospectus and statement of additional information, as well as the statement of additional information relating to this prospectus/proxy statement, is incorporated by reference into this prospectus/proxy statement. This means that such information is legally considered to be part of this prospectus/proxy statement.

The Securities and Exchange Commission has not determined that the information in this prospectus/proxy statement is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

The shares offered by this prospectus/proxy statement are not deposits of a bank, and are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.

   The address of International Growth Fund is 200 Berkeley Street, Boston, MA
                        02116 (Telephone: 800-343-2898).

 The address of International Equity Fund is 101 Greystone Boulevard, Columbia,
                       SC 29226 (Telephone: 800-994-4414).

                 PROSPECTUS/PROXY STATEMENT DATED MARCH 22, 2002

                                TABLE OF CONTENTS

SUMMARY ..................................................................     3
      What are the key features of the Merger? ...........................     3
      After the Merger, what class of shares of International Growth
        Fund will I own? .................................................     3
      How do the Funds' investment objectives, principal investment
        strategies and risks compare? ....................................     4
      How do the Funds' sales charges and expenses compare? Will I be
        able to buy, sell and exchange shares the same way? ..............     5
      How do the Funds' performance records compare? .....................     7


      Who will be the Investment Advisor and Portfolio Manager of my
        Fund after the Merger? What will the advisory fee be after the
        Merger? ..........................................................     8


      What will be the primary federal tax consequences of the Merger? ...     9

RISKS ....................................................................    10
      What are the primary risks of investing in each Fund? ..............    10
      Are there any other risks of investing in each Fund? ...............    12

MERGER INFORMATION .......................................................    12
      Reasons for the Merger .............................................    12
      Agreement and Plan of Reorganization ...............................    14
      Federal Income Tax Consequences ....................................    15
      Pro-forma Capitalization ...........................................    16
      Distribution of Shares .............................................    17
      Purchase and Redemption Procedures .................................    19
      Exchange Privileges ................................................    19
      Dividend Policy ....................................................    19

INFORMATION ON SHAREHOLDERS' RIGHTS ......................................    20
      Form of Organization ...............................................    20
      Capitalization .....................................................    20
      Shareholder Liability ..............................................    20
      Shareholder Meetings and Voting Rights .............................    21
      Liquidation ........................................................    21
      Liability and Indemnification of Trustees ..........................    21

INFORMATION REGARDING INVESTMENT ADVISORY AGREEMENT ......................    22
      The Investment Advisor and Evaluation by the Trustees ..............    22
      Terms of the Advisory Agreement ....................................    22
      Fees Paid Under the Advisory Agreements ............................    23
      More Information About EIMC ........................................    23
      Principal Executive Officers and Directors of EIMC .................    23
      Additional Information .............................................    24

VOTING INFORMATION CONCERNING THE MEETING ................................    24
      Shareholder Information ............................................    25

FINANCIAL STATEMENTS AND EXPERTS .........................................    27

LEGAL MATTERS ............................................................    27

ADDITIONAL INFORMATION ...................................................    27

OTHER BUSINESS ...........................................................    27

INSTRUCTIONS FOR EXECUTING PROXY CARDS ...................................    28

OTHER WAYS TO VOTE YOUR PROXY ............................................    28

EXHIBIT A ................................................................   A-1

EXHIBIT B ................................................................   B-1

EXHIBIT C ................................................................   C-1

                                     SUMMARY

      This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this prospectus/proxy statement and its statement of additional information, in each Fund's prospectus, annual report and statement of additional information and in the Agreement and Plan of Reorganization.

|?|    What are the key features of the Merger?

The Agreement and Plan of Reorganization (the "Plan") sets forth the key features of the Merger. For a complete description of the Merger, see the Plan, attached as Exhibit A to this prospectus/proxy statement. The Plan generally provides for the following:

o the transfer of all of the assets of International Equity Fund to International Growth Fund in exchange for shares of International Growth Fund.

o the assumption by International Growth Fund of the identified liabilities of International Equity Fund. (The identified liabilities consist only of those liabilities reflected on International Equity Fund's statement of assets and liabilities determined immediately preceding the Merger.)

o the liquidation of International Equity Fund by distributing the shares of International Growth Fund to International Equity Fund's shareholders.

o the structuring of the Merger as a tax-free reorganization for federal income tax purposes.

The Merger is scheduled to take place on or about June 14, 2002.

|?| After the Merger, what class of shares of International Growth Fund will I own?

If you own this class of shares of International Equity Fund:

Class A

Class B

Class C

Class Y

You will get this class of shares of International Growth Fund:

Class A

Class B

Class C

Class I

      The new shares you receive will have the same total value as your International Equity Fund shares as of the close of business on the day immediately prior to the Merger.

      The Board of Trustees of The Wachovia Funds, including the Trustees who are not "interested persons" (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), has concluded that the Merger would be in the best interest of International Equity Fund and its shareholders, and that existing shareholders' interests will not be diluted as a result of the Merger. Accordingly, the Trustees have submitted the Plan for the approval of International Equity Fund's shareholders. The Trustees of Evergreen International Trust have also approved the Plan on behalf of International Growth Fund.

|?| How do the Funds' investment objectives, principal investment strategies and risks compare?

     The following table highlights the comparison between the Funds with respect to their investment objectives and principal investment strategies as set forth in each Fund's prospectus and statement of additional information:


                         International Equity Fund                              International Growth Fund
----------------------------------------------------------------------------------------------------------------------
INVESTMENT       To produce capital appreciation.                      Seeks long-term capital growth and
OBJECTIVES                                                             secondarily, modest income.
----------------------------------------------------------------------------------------------------------------------
PRINCIPAL        o     Invests at least 80% of its assets in           o     Invests primarily in equity securities
INVESTMENT             equity securities of large                            issued by established, quality non-U.S.
STRATEGIES             capitalization foreign companies,                     companies located in countries with
                       including multinational companies,                    developed markets; however, the Fund
                       whose market capitalization is greater                may purchase securities across all
                       than $1 billion at the time of                        market capitalizations.
                       purchase.
                                                                       o     Normally invests at least 65% of its
                 o     Under normal market conditions, at                    total assets in the securities of
                       least 80% of the Fund's total assets                  companies in at least three different
                       will be invested in American Depositary               countries (other than the U.S.).
                       Receipts (ADRs) of foreign companies or
                       directly in non-U.S. dollar denominated         o     May invest in emerging markets and in
                       equity securities of foreign companies.               securities of companies in the formerly
                                                                             communist countries of Eastern Europe.
                 o     The Fund's stock selection is based on
                       seeking growth at a reasonable price by         o     Invests in both value and growth
                       looking for stocks that the investment                securities. "Value" securities are
                       advisor believes will increase in value               securities that the Fund's portfolio
                       over time, based upon its analysis of a               managers believe are undervalued in the
                       company's growth prospects.                           marketplace and which have a trigger or
                                                                             catalyst, that will cause the value to
                 o     The Fund seeks to invest in companies                 eventually be realized. "Growth"
                       with relatively high return on equity                 securities are securities of companies
                       and high earnings growth rates, not                   which the Fund's portfolio managers
                       companies or industries that have                     believe have good business models, good
                       predominantly cyclical characteristics.               management and growth in cash flows.

                 o     The investment advisor expects to               o     The portfolio manager may also consider
                       invest no more than 20% of the Fund's                 a company's history of dividend
                       total assets in convertible and                       payments when selecting stocks.
                       preferred securities, debt securities
                       or money market instruments, if at all.         o     Although not a principal investment
                                                                             strategy, the Fund may invest a portion
                                                                             of its assets in debt securities.
----------------------------------------------------------------------------------------------------------------------

      Each Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Funds' principal investment strategies and investment goals and, if employed, could result in lower returns and loss of market opportunity.

      A portion of the securities held by International Equity Fund may be disposed of in connection with the Merger and this could result in additional portfolio transaction costs to the Funds and capital gains to shareholders.


      A principal risk of investing in each of the Funds is foreign investment risk (political turmoil, economic instability and currency exchange fluctuations could adversely affect the value of foreign securities held by the Funds). Both Funds are subject to stock market risk (when economic growth slows, or interest or inflation rates increase, equity securities held by the Funds tend to decline in value and may cause a decrease in dividends paid by the Funds). Both Funds are also subject to market capitalization risk (investments primarily in one capitalization category may decline in value if that category falls out of favor). Both Funds are subject to investment style risk (certain styles such as growth or value also may fall out of favor causing securities held by the Funds to decline). International Growth Fund is subject to emerging markets risk (due to uncertainty inherent in less established markets and economies, emerging countries are subject to certain risks, including the possibility of political changes, nationalization, diplomatic developments (including war), social instability and high levels of inflation). Both Funds are subject to interest rate risk (interest rate risk is triggered by the tendency for the value of debt securities to fall when interest rates go up). Both Funds are also subject to credit risk (the value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time). For a detailed comparison of the Funds' risks, see the section entitled "Risks" below.


      The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

|?| How do the Funds' sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?

      The sales charges for Classes A and B of both Funds are similar and neither Class Y for International Equity Fund nor Class I for International Growth Fund have sales charges. The Funds have different sales charge schedules for Class C shares. For a complete description of the sales charges for each Fund, see the table below and "Distribution of Shares." Each Fund offers four classes of shares. You will not pay any front-end or deferred sales charge in connection with the Merger. The procedures for buying, selling and exchanging shares of the Funds are similar. For more information, see "Purchase and Redemption Procedures" and "Exchange Privileges" below.

      The following tables allow you to compare the sales charges and expenses of the two Funds. The table entitled "International Growth Fund Pro Forma" also shows you what the sales charges will be and what the expenses are estimated to be assuming the Merger takes place.

Shareholder Fees (fees paid directly from your investment)


--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------
Shareholder
Transaction
Expenses                                  Class A  Class B    Class C    Class Y

Maximum sales
charge imposed on
purchases (as a %
of offering price)                         5.75%     None       1.00%      None

Maximum deferred
sales charge (as a %
of either the
redemption amount
or initial investment
whichever is lower)                        None      5.00%      1.00%      None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------
Shareholder
Transaction
Expenses                                 Class A   Class B    Class C    Class I

Maximum sales
charge imposed on
purchases (as a %
of offering price)                        5.75%     None       None       None

Maximum deferred
sales charge (as a %
of either the
redemption amount
or initial investment
whichever is lower)                       None*     5.00%      2.00%      None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Growth Fund Pro Forma
--------------------------------------------------------------------------------
Shareholder
Transaction
Expenses                                 Class A   Class B    Class C    Class I

Maximum sales
charge imposed on
purchases (as a %
of offering price)                        5.75%     None       None       None

Maximum deferred
sales charge (as a %
of either the
redemption amount
or initial investment
whichever is lower)                       None*     5.00%      2.00%      None
--------------------------------------------------------------------------------

* Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge ("CDSC") of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


--------------------------------------------------------------------------------
International Equity Fund
(based on expenses for the fiscal year ended November 30, 2001)
--------------------------------------------------------------------------------
                         12b-1               Total Fund            Total Fund
                         and/or              Operating              Operating
                      Shareholder             Expenses    Waiver     Expenses
          Management    Services     Other     (Before   of Fund      (After
             Fees         Fees     Expenses    Waiver)   Expenses   Waiver)(1)

Class A      1.00%        0.25%      1.16%      2.41%      0.53%       1.88%

Class B      1.00%        1.00%      1.16%      3.16%      0.53%       2.63%

Class C      1.00%        1.00%      1.16%      3.16%      0.53%       2.63%

Class Y      1.00%        0.00%      1.16%      2.16%      0.53%       1.63%


--------------------------------------------------------------------------------
International Growth Fund
(based on expenses for the fiscal year ended October 31, 2001)
--------------------------------------------------------------------------------
                                                                      Total Fund
                                Management   12b-1        Other        Operating
                                   Fees      Fees       Expenses       Expenses

Class A                            0.52%     0.25%        0.40%          1.17%

Class B                            0.52%     1.00%        0.40%          1.92%

Class C                            0.52%     1.00%        0.40%          1.92%

Class I                            0.52%     0.00%        0.40%          0.92%


(1) Pursuant to an agreement between the investment advisor and The Wachovia Funds (the "Trust"), the investment advisor agrees during the period from January 2, 2002 through June 14, 2002 to waive its fees, and/or make reimbursement to the Fund, so that the Fund's net operating expenses do not exceed, in the aggregate, the Fund's Total Fund Operating Expenses (After Waiver) listed above. The investment advisor agrees that this obligation shall constitute a contractual commitment enforceable by the Trust and that the investment advisor shall not assert any right to reimbursement of amounts so waived or reimbursed.

--------------------------------------------------------------------------------
                       International Growth Fund Pro Forma
(based on what the estimated combined expenses of International Growth Fund would have been for the fiscal year ended October 31, 2001)
--------------------------------------------------------------------------------
                                                                         Total
                                                                         Fund
                                       Management 12b-1      Other     Operating
                                          Fees    Fees     Expenses    Expenses

Class A                                   0.52%   0.25%      0.40%       1.17%

Class B                                   0.52%   1.00%      0.40%       1.92%

Class C                                   0.52%   1.00%      0.40%       1.92%

Class I                                   0.52%   0.00%      0.40%       0.92%
--------------------------------------------------------------------------------

      The table below shows examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in International Equity Fund versus International Growth Fund, both before and after the Merger, and are for illustration only. The examples assume a 5% average annual return, the imposition of the maximum sales charge (if any) currently applicable to each class of each Fund, any fee waivers or expense reimbursements in effect for the periods described above and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

Examples of Fund Expenses


--------------------------------------------------------------------------------
                            International Equity Fund
--------------------------------------------------------------------------------
                                Assuming Redemption               Assuming No
                                 at End of Period                 Redemption
                       -------------------------------------   -----------------
After                  Class A   Class B   Class C   Class Y   Class B   Class C

1 year                 $   755   $   766   $   463   $   166   $   266   $   363

3 years                $ 1,132   $ 1,117   $   909   $   514   $   817   $   909

5 years                $ 1,533   $ 1,595   $ 1,481   $   887   $ 1,395   $ 1,481

10 years               $ 2,649   $ 2,782   $ 3,034   $ 1,933   $ 2,782   $ 3,034
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            International Growth Fund
--------------------------------------------------------------------------------
                                Assuming Redemption               Assuming No
                                 at End of Period                 Redemption
                       -------------------------------------   -----------------
After                  Class A   Class B   Class C   Class I   Class B   Class C

1 year                 $   687   $   695   $   395   $    94   $   195   $   195

3 years                $   925   $   903   $   603   $   293   $   603   $   603

5 years                $ 1,182   $ 1,237   $ 1,037   $   509   $ 1,037   $ 1,037

10 years               $ 1,914   $ 1,957   $ 2,243   $ 1,131   $ 1,957   $ 2,243
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       International Growth Fund Pro Forma
--------------------------------------------------------------------------------
                                Assuming Redemption               Assuming No
                                 at End of Period                 Redemption
                       -------------------------------------   -----------------
After                  Class A   Class B   Class C   Class I   Class B   Class C

1 year                 $   687   $   695   $   395   $    94   $   195   $   195

3 years                $   925   $   903   $   603   $   293   $   603   $   603

5 years                $ 1,182   $ 1,237   $ 1,037   $   509   $ 1,037   $ 1,037

10 years               $ 1,914   $ 1,957   $ 2,243   $ 1,131   $ 1,957   $ 2,243
--------------------------------------------------------------------------------


|?|   How do the Funds' performance records compare?

      The following tables show how each Fund has performed in the past. Past performance is not an indication of future results.

Year-by-Year Total Return (%)

      The table below shows the percentage gain or loss for International Growth Fund's Class B shares in each of the past ten calendar years. For International Growth Fund the class shown is the oldest class. The table should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included. This information is not available for International Equity Fund because it has not been in operation for a full calendar year.

                       International Growth Fund (Class B)

   [The following table was depicted as a bar chart in the printed material.]

 1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
--------------------------------------------------------------------------------
 2.37   30.40   -6.17   11.47   13.67   10.85   14.78   27.96   -8.07   -18.61

Best Quarter:  4th Quarter 1999 +21.51%
Worst Quarter: 3rd Quarter 1998 -14.39%

      The next table lists International Growth Fund's average annual total return over the past one, five and ten years and since inception (through 12/31/2001), including applicable sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with an index. At the bottom of the table you can compare the Fund's performance with the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE"), an unmanaged broad market capitalization-weighted performance benchmark for developed market equity securities listed in Europe, Australasia and the Far East. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. This information is not available for International Equity Fund because it has not been in operation for a full calendar year.

Average Annual Total Return (for the period ended 12/31/2001)


--------------------------------------------------------------------------------
                           International Growth Fund*
--------------------------------------------------------------------------------
                       Inception                                     Performance
                        Date of                                         Since
                         Class      1 year    5 year     10 year       9/6/1979

Class A                1/20/1998   -22.87%     3.32%      6.46%          8.85%

Class B                9/6/1979    -22.65%     3.75%      6.81%          9.02%

Class C                3/6/1998    -20.22%     4.03%      6.81%          9.02%

Class I                3/9/1998    -17.90%     4.72%      7.17%          9.18%

MSCI EAFE                          -22.61%    -0.59%      2.87%         11.23%
--------------------------------------------------------------------------------


* Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and I have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A and I would have been higher.

      For a detailed discussion of the manner of calculating total return, please see each Fund's statement of additional information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

      Important information about International Growth Fund is also contained in management's discussion of International Growth Fund's performance, attached as Exhibit B to this prospectus/proxy statement. This information also appears in International Growth Fund's most recent Annual Report.

|?| Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee be after the Merger?

Management of the Funds

      The overall management of International Growth Fund and International Equity Fund is the responsibility of, and is supervised by, the Board of Trustees of Evergreen International Trust and the Board of Trustees of The Wachovia Funds, respectively.

Investment Advisor

      Evergreen Investment Management Company, LLC ("EIMC") is the investment advisor to International Growth Fund and, as of January 2, 2002, to International Equity Fund. Following are some key facts about EIMC:

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o Is a subsidiary of Wachovia Corporation (formerly named First Union Corporation), the 4th largest bank holding company in the United States based on total assets as of December 31, 2001.

o     Has been managing mutual funds and private accounts since 1932.

o Manages over $102 billion in assets for 129 of the Evergreen and Wachovia Funds as of January 2, 2002.

o     Is located at 200 Berkeley Street, Boston, Massachusetts 02116.
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Portfolio Management

      The day-to-day management of each of International Growth Fund and International Equity Fund is handled by:


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o A team of portfolio management professionals from EIMC's International team, with team members responsible for various sectors.
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Advisory Fees

      For its management and supervision of the daily business affairs of International Growth Fund, EIMC is entitled to receive an annual fee equal to:


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o 0.66% of the first $200 million of the average daily net assets; 0.56% of the next $200 million of the average daily net assets; 0.46% of the next $200 million of the average daily net assets; and 0.36% of amounts over $600 million of the average daily net assets.
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|?|   What will be the primary federal tax consequences of the Merger?

      Prior to or at the time of the Merger, International Equity Fund and International Growth Fund will have received an opinion from Sullivan & Worcester LLP that the Merger has been structured so that no gain or loss will be realized by International Equity Fund or its shareholders for federal income tax purposes as a result of receiving International Growth Fund shares in connection with the Merger. The holding period and aggregate tax basis of shares of International Growth Fund that are received by an International Equity Fund shareholder will be the same as the holding period and aggregate tax basis of shares of International Equity Fund previously held by such shareholder, provided that shares of International Equity Fund are held as capital assets. In addition, the holding period and tax basis of the assets of International Equity Fund in the hands of International Growth Fund as a result of the Merger will be the same as they were in the hands of International Equity Fund immediately prior to the Merger. No gain or loss will be recognized by International Growth Fund upon the receipt of the assets of International Equity Fund in exchange for shares of International Growth Fund and the assumption by International Growth Fund of International Equity Fund's identified liabilities.

                                      RISKS

|?|   What are the primary risks of investing in each Fund?

      An investment in each Fund is subject to certain risks. The risk factors for the Funds are very similar due to the similarity of the Funds' investment objectives and polices. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the primary risks associated with an investment in each of the Funds.

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        International Equity Fund               International Growth Fund
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               Both Funds are subject to Foreign Investment Risk.

         Both Funds invest their assets primarily in foreign securities.
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      Investments in foreign securities require consideration of certain factors not normally associated with investments in securities of U.S. issuers. For example, when a Fund invests in foreign securities, they usually will be denominated in foreign currencies, and a Fund temporarily may hold funds in foreign currencies. Thus, the value of a Fund's shares will be affected by changes in exchange rates. A change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. In addition, a Fund may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency. Securities markets of foreign countries generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid. Lack of liquidity may affect a Fund's ability to purchase or sell large blocks of securities and thus obtain the best price. Other considerations include political and social instability, expropriation, the lack of available information, higher transaction costs (including brokerage charges), increased custodian charges associated with holding foreign securities and different securities settlement practices.

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        International Equity Fund               International Growth Fund
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                  Both Funds are subject to Stock Market Risk.

  Both Funds invest a significant portion of their assets in equity securities.
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      The Funds' value will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the value of, dividend yield and total return earned on a shareholder's investment would likely decline. Even if general economic conditions do not change, the value of, dividend yield and total return earned on a shareholder's investment in a Fund could decline if the particular industries, companies or sectors in which the Fund invests do not perform well.

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        International Equity Fund               International Growth Fund
--------------------------------------------------------------------------------
              Both Funds are subject to Market Capitalization Risk.

  International Equity Fund invests primarily in large capitalization companies and International Growth Fund invests its assets across all market capitalizations.
--------------------------------------------------------------------------------

      Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns. International GrowthFund has an increased market capitalization risk due to the fact that there is no minimum market capitalization on the securities in which it may invest.


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        International Equity Fund               International Growth Fund
--------------------------------------------------------------------------------
                Both Funds are subject to Investment Style Risk.

               Both Funds invest in both value and growth stocks.
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      Stocks with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor. Value stocks are those that are out of favor or undervalued in comparison to their peers due to adverse business developments or other factors. Value-oriented funds will typically underperform when growth investing is in favor.


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        International Equity Fund               International Growth Fund
--------------------------------------------------------------------------------
  Is not subject to Emerging Markets     Is subject to Emerging Markets Risk.
  Risk.                                  May invest in emerging markets.
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      An emerging market is any country considered to be emerging or developing, has a relatively low per capita gross national product, but the potential for rapid growth (which can lead to instability). A Fund's investment in securities of companies located in emerging countries could expose it to certain risks. Emerging countries may rely on international trade and could be adversely effected by the economic conditions in the countries with which they trade. There is also a possibility of a change in the political climate, nationalization, diplomatic developments (including war), and social instability. Such countries may experience high levels of inflation or deflation and currency devaluation. Investments in emerging markets are considered to be speculative.

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        International Equity Fund               International Growth Fund
--------------------------------------------------------------------------------
                  Both Funds are subject to Interest Rate Risk.

                    Both Funds may invest in debt securities.
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      International Equity Fund may invest in corporate debt obligations rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBBor better by Standard & Poor's Ratings Services ("S&P") or of comparable quality as determined by the investment adviser. International Growth Fund may invest in debt securities. Interest rate risk is triggered by the tendency for the value of debt securities and certain dividend paying stocks to fall when interest rates go up. Since both Funds may invest in debt securities, if interest rates rise, then the value of the Funds' securities may decline. The longer the term of the debt security, the more sensitive it will be to fluctuations in value from interest rate changes. When interest rates go down, interest earned by the Funds on their investments may also decline, which could cause the Funds to reduce the dividend they pay.

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        International Equity Fund               International Growth Fund
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                     Both Funds are subject to Credit Risk.

                    Both Funds may invest in debt securities.
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      International Equity Fund may invest in corporate debt obligations rated Baa or better by Moody's or BBB or better by S&P or of comparable quality as determined by the investment adviser. International Growth Fund may invest in debt securities. The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since the Funds may invest in debt securities, the value of a shareholder's investment in a Fund may decline if an issuer fails to pay an obligation on a timely basis. Both Funds may also be subject to credit risk to the extent they engage in transactions, such as repurchase agreements, which involve a promise by a third party to honor an obligation to the Funds. Such third party may be unwilling or unable to honor its financial obligations.


|?|   Are there any other risks of investing in each Fund?

      Since International Growth Fund may invest up to 10% of its assets in below investment grade debt securities, it is subject to Below Investment Grade Bond Risk. Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value and which may result in a decreased liquidity of such bonds.

      Both Funds may invest in futures and options which are forms of derivatives. International Equity Fund may invest up to 20% of its assets in stock index futures and options. Small price movements in the underlying asset can result in immediate and substantial gains or losses in the value of derivatives. Such practices are used to hedge a Fund's portfolio to maintain a Fund's exposure to its market, to manage cash or to attempt to increase income. Although these practices are intended to increase returns, they may actually reduce returns or increase volatility.

      As of November 30, 2001, International Equity Fund's portfolio turnover rate was 55% and as of October 31, 2001, International Growth Fund's portfolio turnover rate was 129%. International Growth Fund generally does not take portfolio turnover into account in making investment decisions. International Growth Fund is subject to the risks associated with having a high rate of portfolio turnover (greater than 100%). A high rate of portfolio turnover runs the risk of subjecting the Fund to a greater brokerage and other transaction costs which are borne by the Fund and its shareholders. Higher turnover can also result in a Fund realizing greater net short-term capital gains, distributions from which are taxable to shareholders as ordinary income.

                               MERGER INFORMATION

Reasons for the Merger

      On September 1, 2001, and after approval by shareholders of both companies, Wachovia Corporation merged into First Union Corporation. In connection with that merger, First Union Corporation changed its name to "Wachovia Corporation" immediately after consummation of the merger. Prior to the merger, subsidiaries of Wachovia Corporation and First Union Corporation had managed the Wachovia family of funds and the Evergreen family of funds, respectively. Since September 1, 2001, management of this newly combined financial services company has undertaken the process of comparing product offerings within the Wachovia and Evergreen Fund families to determine opportunities for the elimination of duplicate products. The objective of the analysis was to ensure that a consolidated Wachovia and Evergreen Fund family offered a streamlined, more complete, competitive set of mutual funds, while serving the interests of the shareholders.

      All of the Trustees of The Wachovia Funds, including the Independent Trustees, considered the Merger at a regular meeting held on December 6, 2001 and approved the Merger at a special meeting held on January 15, 2002; they determined that the Merger was in the best interest of the International Equity Fund and its shareholders and that the interests of existing shareholders of the International Equity Fund would not be diluted as a result of the transactions contemplated by the Merger. In addition, Trustees of Evergreen International Trust considered and approved the Merger at a regular meeting held on December 13-14, 2001. They determined that the Merger was in the best interests of International Growth Fund and its share-holders, and that the interests of existing shareholders of International Growth Fund would not be diluted as a result of the transactions contemplated by the Merger.

      Before approving the Plan, the Trustees of The Wachovia Funds reviewed various factors about the Funds and the Merger. The Trustees considered the relative size of the Funds as well as the similarity of the Funds' investment objectives and principal investment strategies. The Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining International Equity Fund with International Growth Fund. As of September 30, 2001, International Growth Fund's total net assets were approximately $763.4 million and International Equity Fund's total net assets were approximately $9.7 million. By merging into International Growth Fund, shareholders of International Equity Fund would have the benefit of a larger fund with a similar investment objective and policies.


      The Trustees also considered that the 6-month performance has been higher for International Growth Fund than for International Equity Fund. The 6-month performance of Class Y shares of International Equity Fund (from inception, March 2, 2001, through September 30, 2001) was -19.10% whereas the performance of Class I shares of International Growth Fund, for the same time period, was -9.09. In addition, the Trustees considered the past one-, three, and five-years performance of Class I shares of International Growth Fund which was -19.57%, 1.09% and 5.10%, respectively.

      The Trustees also considered the relative expenses of the Funds. Currently, the expense ratio of International Equity Fund is higher than that of International Growth Fund, both before and after International Equity Fund's contractual waiver is considered.

      In addition, the Trustees considered among other things:

      o     the terms and conditions of the Merger;

      o the fact that the Merger would not result in the dilution of shareholders' interests;

      o the fact that EIMC will bear the expenses incurred by International Equity Fund and International Growth Fund in connection with the Merger;

      o the fact that International Growth Fund will assume the identified liabilities of International Equity Fund;

      o the fact that the Merger is expected to be tax free for federal income tax purposes;

      o the relative tax situations of International Equity Fund and International Growth Fund including realized and unrealized gains and losses;

      o alternatives available to shareholders of International Equity Fund, including the ability to redeem their shares;

      o     the investment experience, expertise and resources of EIMC;

      o the service features and distribution resources available to shareholders of the Funds and the anticipated increased array of investment alternatives available to shareholders of the Evergreen Family of Funds; and

      o the fact that International Growth Fund will indemnify the Trustees of The Wachovia Funds against certain liabilities.

      During their consideration of the Merger, the Trustees of The Wachovia Funds met with Fund counsel and counsel to the Independent Trustees regarding the legal issues involved.

      The Trustees of The Wachovia Funds have voted to retain their ability to make claims under their existing Directors and Officers Liability Insurance Policy for a period of three years following consummation of the Merger. EIMC will bear the cost of such additional insurance coverage.


      Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees of The Wachovia Funds concluded that the Merger would be in the best interests of International Equity Fund and its shareholders.


      The Trustees of Evergreen International Trust also approved the Merger on behalf of International Growth Fund.

Agreement and Plan of Reorganization


      The following summary is qualified in its entirety by reference to the Plan (attached as Exhibit A hereto).


      The Plan provides that International Growth Fund will acquire all of the assets of International Equity Fund in exchange for shares of International Growth Fund and the assumption by International Growth Fund of the identified liabilities of International Equity Fund on or about June 14, 2002 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, International Equity Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable on the Closing Date. International Growth Fund will not assume any liabilities or obligations of International Equity Fund other than those reflected in an unaudited statement of assets and liabilities of International Equity Fund prepared as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the "Valuation Time"). International Growth Fund will provide the Trustees of The Wachovia Funds with certain indemnifications as set forth in the Plan.

      The number of full and fractional shares of each class of International Growth Fund to be received by the shareholders of International Equity Fund will be determined by multiplying the number of full and fractional shares of the corresponding class of International Equity Fund by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of International Equity Fund by the net asset value per share of the respective class of shares of International Growth Fund. Such computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

      The custodian for the Funds will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of International Growth Fund, Rule 22c-1 under the 1940 Act, and the interpretations of such Rule by the SEC's Division of Investment Management.

      At or prior to the Closing Date, International Equity Fund will have declared a dividend and distribution which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) substantially all of the Fund's net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after the reductions for any capital loss carryforward).

      As soon after the Closing Date as conveniently practicable, International Equity Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of International Growth Fund received by International Equity Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of International Equity Fund's shareholders on International Growth Fund's share records of its transfer agent. Each account will receive the respective pro rata number of full and fractional shares of International Growth Fund due to the Fund's shareholders. All issued and outstanding shares of International Equity Fund, including those represented by certificates, will be canceled. The shares of International Growth Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, International Equity Fund will be terminated.

      The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by International Equity Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of International Equity Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of International Equity Fund and International Growth Fund; or
(b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or
(ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

      Whether or not the Merger is consummated, EIMC will pay the expenses incurred by International Equity Fund and International Growth Fund in connection with the Merger (including the cost of any proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by International Equity Fund, International Growth Fund or their shareholders.

      If International Equity Fund shareholders do not approve the Merger, the Trustees of The Wachovia Funds will consider other possible courses of action which may be in the best interests of shareholders.

Federal Income Tax Consequences

      The Merger is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Merger, International Equity Fund and International Growth Fund will each receive an opinion from Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Merger:


      (1) The transfer of all of the assets of International Equity Fund solely in exchange for shares of International Growth Fund and the assumption by International Growth Fund of the identified liabilities of International Equity Fund followed by the distribution of International Growth Fund's shares to the shareholders of International Equity Fund in liquidation of International Equity Fund will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and International Growth Fund and International Equity Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;


      (2) No gain or loss will be recognized by International Growth Fund upon the receipt of the assets of International Equity Fund solely in exchange for the shares of International Growth Fund and the assumption by International Growth Fund of the identified liabilities of International Equity Fund;

      (3) No gain or loss will be recognized by International Equity Fund on the transfer of its assets to International Growth Fund in exchange for International Growth Fund's shares and the assumption by International Growth Fund of the identified liabilities of International Equity Fund or upon the distribution (whether actual or constructive) of International Growth Fund's shares to International Equity Fund's shareholders in exchange for their shares of International Equity Fund;

      (4) No gain or loss will be recognized by International Equity Fund's shareholders upon the exchange of their shares of International Equity Fund for shares of International Growth Fund in liquidation of International Equity Fund;

      (5) The aggregate tax basis of the shares of International Growth Fund received by each shareholder of International Equity Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of International Equity Fund held by such shareholder immediately prior to the Merger, and the holding period of the shares of International Growth Fund received by each shareholder of International Equity Fund will include the period during which the shares of International Equity Fund exchanged therefor were held by such shareholder (provided that the shares of International Equity Fund were held as a capital asset on the date of the Merger); and

      (6) The tax basis of the assets of International Equity Fund acquired by International Growth Fund will be the same as the tax basis of such assets to International Equity Fund immediately prior to the Merger, and the holding period of such assets in the hands of International Growth Fund will include the period during which the assets were held by International Equity Fund.


      Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax free reorganization under the Code, a shareholder of International Equity Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of International Growth Fund shares he or she received. Shareholders of International Equity Fund should consult their tax advisors regarding the effect, if any, of the Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of International Equity Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.

      As of November 30, 2001, International Equity Fund had a capital loss carryforward of approximately $550,000. The utilization of the capital loss carryforward by International Growth Fund following the Merger will be subject to certain limitations which cannot be calculated precisely at this time. On a pro forma basis, the limitations would be approximately as follows:


      (1) For International Growth Fund's taxable year that includes the date of the Merger, use of International Equity Fund's capital loss carryforward would be limited to $188,000. For subsequent years, the limitation would be $494,000 per year. Unused portions of this limitation can be used in subsequent years.

      (2) For International Growth Fund's taxable year that includes the date of the Merger, utilization of the capital loss carryforward would be limited to International Growth Fund's net capital gain for the year multiplied by a fraction, the numerator of which is the days in the taxable year following the closing date and the denominator which is 365.

      The foregoing limitations must be applied independently, and the lowest of the calculated limitations will apply in any year.

Pro-forma Capitalization

      The following table sets forth the capitalizations of International Equity Fund and International Growth Fund as of October 31, 2001 and the capitalization of International Growth Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.27, 1.30, 1.29 and 1.27 Class A, Class B, Class C and Class I shares, respectively, of International Growth Fund issued for each Class A, Class B, Class C and Class Y share, respectively, of International Equity Fund.

   Capitalization of International Equity Fund, International Growth Fund and
                      International Growth Fund (Pro Forma)

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                                                                          International
                                    International      International          Growth
                                        Equity             Growth              Fund
Net Assets                               Fund               Fund            (Pro Forma)

  Class A                             $5,191,241        $149,948,001        $155,139,242

  Class B                                 $1,095         $37,139,991         $37,141,086

  Class C                                $90,070         $48,918,177         $49,008,247

  Class Y or Class I                  $4,573,795        $522,458,379        $527,032,174
                                      ----------        ------------        ------------

  Total Net Assets                    $9,856,201        $758,464,548        $768,320,749

Net Asset Value Per Share

  Class A                                  $8.21               $6.47               $6.47

  Class B                                  $8.23               $6.33               $6.33

  Class C                                  $8.18               $6.33               $6.33

  Class Y or Class I                       $8.23               $6.49               $6.49

Shares Outstanding

  Class A                                631,931          23,188,470          23,991,275

  Class B                                    133           5,865,615           5,865,788

  Class C                                 11,014           7,726,390           7,740,616

  Class Y or Class I                     555,479          80,455,149          81,159,496
                                      ----------        ------------        ------------

  Total Shares Outstanding             1,198,557         117,235,624         118,757,175
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      The table set forth above should not be relied upon to reflect the number of shares to be received in the Merger; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Merger.

Distribution of Shares

      Evergreen Distributor, Inc. ("EDI"), a subsidiary of BISYS Fund Services, acts as underwriter of the shares of International Growth Fund and Federated Securities Corp., a subsidiary of Federated Investors, Inc., acts as underwriter of the shares of International Equity Fund. The underwriters distribute each Fund's shares directly or through broker-dealers, banks (including First Union National Bank and Wachovia Bank, N.A.), or other financial intermediaries. Each Fund offers four classes of shares which are involved in the Merger: Class A, Class B, Class C and Class Y (for International Equity Fund) or Class I (for International Growth Fund). Each class has a separate distribution arrangement and bears its own distribution expenses. (See "Distribution-Related and Shareholder Servicing-Related Expenses" below).


      In the Merger, International Equity Fund shareholders will receive shares of International Growth Fund having the same class designation (except that Class Y shareholders of International Equity Fund will receive Class I shares of International Growth Fund) and similar arrangements with respect to the imposition of distribution-related and shareholder servicing-related fees as the shares they currently hold. Because the Merger will be effected at net asset value without the imposition of a sales charge, International Equity Fund shareholders will receive International Growth Fund shares without paying any front-end sales charge or CDSC as a result of the Merger. International Growth Fund Class B and Class C shares received by International Equity Fund shareholders as a result of the Merger will continue to be subject to a CDSC upon subsequent redemption, but the CDSC will be based on the date of the original purchase of International Equity Fund shares and will be subject to the CDSC schedule applicable to International Equity Fund shares on the date of the original purchase of such shares.


      The following is a summary description of charges and fees for the Class A, Class B, Class C and Class I shares of International Growth Fund which will be received by International Equity Fund shareholders in the Merger. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in each Fund's prospectus and statement of additional information.

      Class A Shares. Class A shares are sold at net asset value plus a front-end sales charge of up to 5.75% of the offering price and, as indicated below, are subject to distribution-related fees. For a description of the front-end sales charge applicable to the purchase of Class A shares see "How to Choose the Share Class that Best Suits You" in the prospectus of International Growth Fund. No front-end sales charge will be imposed on Class A shares of International Growth Fund received by International Equity Fund's shareholders as a result of the Merger.

      Class B Shares. Class B shares are sold without a front-end sales charge but are subject to a CDSC, which ranges from 5% to 1% if shares are redeemed during the first six years after the month of purchase. In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below. Class B shares convert to Class A after seven years following the month in which they were purchased. For purposes of determining when Class B shares issued in the Merger to shareholders of International Equity Fund will convert to Class A shares, such shares will be deemed to have been purchased as of the date the Class B shares of International Equity Fund were originally purchased.

      Class B shares are subject to higher distribution-related and shareholder servicing-related fees than the corresponding Class A shares on which a front-end sales charge is imposed (until they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

      Class C Shares. Class C shares are sold without a front-end sales charge, but, as indicated below, are subject to distribution-related and shareholder servicing-related fees. Class C shares are subject to a 2.00% CDSC if such shares are redeemed within 13 months of purchase, and a 1.00% CDSC if redeemed within 12 months thereafter. No CDSC is imposed on amounts redeemed after 25 months. Class C shares issued to shareholders of International Equity Fund in connection with the Merger will continue to be subject to the CDSC schedule in place at the time of their original purchase (i.e., a 1.00% CDSC if redeemed within 12 months). Class C shares incur higher distribution-related and shareholder servicing-related fees than Class A shares, but unlike Class B shares, do not convert to any other class of shares.

      Class I Shares. Class I shares are sold at net asset value without any front-end or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. Class I shares are only available to certain classes of investors as is more fully described in the prospectus for International Growth Fund. However, International Equity Fund shareholders who receive International Growth Fund Class I shares in the Merger may continue to make subsequent purchases of Class I shares.

      Additional information regarding the classes of shares of each Fund is included in each Fund's prospectus and statement of additional information.


      Distribution-Related and Shareholder Servicing-Related Expenses. International Growth Fund has adopted a Rule 12b-1 plan with respect to its Class A shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the class. Payments with respect to Class A shares are currently limited to 0.25% of average daily net assets attributable to the class. This amount may be increased to the full plan rate for International Growth Fund by the Trustees of Evergreen International Trust without shareholder approval. International Equity Fund has adopted a Shareholder Services Plan with respect to its Class A shares under which the class pays 0.25% of average daily net assets attributable to the class.


      International Growth Fund has also adopted a Rule 12b-1 plan with respect to its Class B and Class C shares under which each class may pay for distribution-related expenses at an annual rate which may not exceed 1.00%. Of the total 1.00% Rule 12b-1 fees, up to 0.25% may be for payment with respect to "shareholder services." Consistent with the requirements of Rule 12b-1 and the applicable rules of NASD Regulation, Inc., following the Merger, International Growth Fund may make distribution-related and shareholder servicing-related payments with respect to International Equity Fund shares sold prior to the Merger. International Equity Fund has also adopted a Rule 12b-1 plan with respect to its Class B and Class C shares under which each class may pay for distribution-related expenses at an annual rate of 0.75%. In addition,

International Equity Fund has adopted a Shareholder Services Plan with respect to its Class B and Class C shares, under which each class pays 0.25% of average daily net assets attributable to such class.


      Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its prospectus and statement of additional information.

      No Rule 12b-1 plan has been adopted for either the Class Y shares of International Equity Fund or the Class I shares of International Growth Fund.

Purchase and Redemption Procedures


      Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above. Investments in the Funds are not insured. The minimum initial purchase requirement for Class A, Class B and Class C shares of International Growth Fund is $1,000 while the minimum initial purchase requirement for Class I shares is $1,000,000. There is no minimum for subsequent purchases of shares of International Growth Fund. The minimum initial purchase requirement for each class of International Equity Fund is $250 with a $50 minimum for subsequent purchases. For more information, see "How to Buy Shares -- Minimum Investments" in International Growth Fund's prospectus and "What Do Shares Cost?" in International Equity Fund's prospectus. Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the NYSE is open for trading. Each Fund reserves the right to redeem in-kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in each Fund's prospectus. Each Fund may involuntarily redeem shareholders' accounts that have less than the minimum initial investment of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.


Exchange Privileges

      Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other fund within their respective fund families. Both Funds may limit exchanges when it is determined that such excessive trading is detrimental to the Fund and in the case of International Growth Fund, may limit exchanges to five per calendar year and three per calendar quarter. No sales charge is imposed on an exchange. An exchange represents an initial investment in another fund and must meet any minimum investment requirements imposed by either Fund. The current exchange privileges, and the requirements and limitations attendant thereto, are described in each Fund's prospectus and statement of additional information.

Dividend Policy

      Each Fund distributes its investment company taxable income annually and its net realized gains at least annually to shareholders of record on the dividend record date. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See each Fund's prospectus for further information concerning dividends and distributions.

      After the Merger, shareholders of International Equity Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from International Growth Fund reinvested in shares of International Growth Fund. Shareholders of International Equity Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from International Growth Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of International Growth Fund.

      Both International Growth Fund and International Equity Fund have qualified and intend to continue to qualify to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes substantially all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

                       INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

      International Growth Fund is a series of Evergreen International Trust, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. Evergreen International Trust is organized as a Delaware business trust and is governed by its Declaration of Trust, By-Laws, a Board of Trustees and by applicable Delaware and federal law. International Equity Fund is a series of The Wachovia Funds, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. The Wachovia Funds is organized as a Massachusetts business trust and is governed by its Declaration of Trust, By-Laws, a Board of Trustees and by applicable Massachusetts and federal law.

Capitalization

      The beneficial interests in International Growth Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. The beneficial interests in International Equity Fund are represented by an unlimited number of transferable shares with no par value. Each Fund's Declaration of Trust permits the Trustees of each Trust to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

Shareholder Liability

      Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that Evergreen International Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, shareholders of Evergreen International Trust may be subject to liability. To guard against this risk, the Declaration of Trust of Evergreen International Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen International Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen International Trust is remote.

      Under the applicable Massachusetts law, shareholders may, under certain circumstances, be held personally liable for the obligations of The Wachovia Funds. However, the Declaration of Trust of The Wachovia Funds contains an express disclaimer of shareholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by The Wachovia Funds or the Trustees of The Wachovia Funds. The Declaration of Trust also provides for shareholder indemnification out of the assets of International Equity Fund.

Shareholder Meetings and Voting Rights


      Neither Evergreen International Trust on behalf of International Growth Fund nor The Wachovia Funds on behalf of International Equity Fund is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen International Trust. A meeting of shareholders may be called for any purpose when requested in writing by the holders of at least 10% of the outstanding shares of The Wachovia Funds entitled to vote thereon. In addition, each Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither Evergreen International Trust nor The Wachovia Funds currently intends to hold regular shareholder meetings. Cumulative voting is not permitted. Except when a larger quorum is required by applicable law, with respect to International Growth Fund, 25% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter; with respect to International Equity Fund, 50% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter. For each Fund, a majority (greater than 50%) of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).


      Under the Declaration of Trust of Evergreen International Trust, each share of International Growth Fund will be entitled to one vote for each dollar or fraction of a dollar of net asset value applicable to such share. Under the Declaration of Trust of The Wachovia Funds, as to any matter on which the shareholder is entitled to vote, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Liquidation

      In the event of the liquidation of International Growth Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund. In the event of termination of International Equity Fund, upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to the Fund or class, the Trustees will distribute the remaining assets belonging to the Fund or class ratably among the holders of outstanding shares of the Fund or class.

Liability and Indemnification of Trustees

      Under the Declaration of Trust of Evergreen International Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

     Under the Declaration of Trust and By-Laws of The Wachovia Funds, a Trustee is liable only for his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Each Trustee is indemnified by the Trust to the fullest extent permitted by law against liability and all expenses, including the cost of litigation, incurred by him as a result of any legal action in which he becomes involved by virtue of his being a Trustee, unless it is determined that the Trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      The foregoing is only a summary of certain characteristics of the operations of the Declarations of Trust of Evergreen International Trust and The Wachovia Funds, their respective By-Laws and Delaware and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws and Delaware and Massachusetts law directly for more complete information.

               INFORMATION REGARDING INVESTMENT ADVISORY AGREEMENT

The Investment Advisor and Evaluation by the Trustees


      In conjunction with combining the investment management functions within the newly combined Wachovia Corporation, discussed above under "Reasons for the Merger", the Trustees of The Wachovia Funds were asked to approve a series of new investment advisory agreements for The Wachovia Funds on behalf of each of its series, including International Equity Fund, with EIMC. EIMC, located at 200 Berkeley Street, Boston, Massachusetts 02116, is the investment advisor to the Evergreen Funds and is a wholly owned subsidiary of Wachovia Corporation. At a regular meeting held December 6, 2001, the Trustees of The Wachovia Funds met in person to discuss the recommendation.

      The Trustees requested, received and considered such information as they deemed reasonably necessary to enable them to evaluate each of the investment advisory agreements. On December 6, 2001, the Trustees, including all of the Independent Trustees, voted to (1) terminate the existing Investment Advisory Agreement for The Wachovia Funds with Wachovia Fund Advisers, a division of Wachovia Bank, N.A. ("Wachovia Fund Advisers") (the "Prior Agreement"), (2) approve an Interim Investment Advisory Agreement for The Wachovia Funds with EIMC to become effective January 2, 2002 and to remain in effect until the earlier of May 30, 2002 or until a new investment advisory agreement could be presented to and approved by shareholders (the "Interim Agreement") and (3) approve a new Investment Management Agreement with EIMC to become effective upon approval by share holders of International Equity Fund (the "Advisory Agreement"). The Prior Agreement was last submitted to a vote of shareholders on January 1, 1994 with respect to International Equity Fund.


      The material factors considered by the Trustees in approving the Interim Agreement and the Advisory Agreement were: (i) the expected nature and quality of services to be provided by EIMC; (ii) the fact that there would be no change in the amount of advisory fees paid by the Fund under the Prior Agreement; (iii) EIMC's financial strength and insurance coverage; (iv) the investment advisory experience and reputation of the personnel of EIMC; and (v) its administrative support services.

Terms of the Advisory Agreement

      The following description of the Advisory Agreement is qualified entirely by reference to the Advisory Agreement, which is attached as Exhibit C to this prospectus/proxy statement. The terms of the Advisory Agreement are substantially similar to the terms of the Prior Agreement. The Advisory Agreement provides in substance: (1) that, subject to the supervision of the Board of Trustees of The Wachovia Funds, EIMC would be responsible for the day-to-day investment and reinvestment of International Equity Fund's securities, (2) that International Equity Fund pays EIMC a maximum fee equal to 1.00% of average daily net assets and EIMC agrees to maintain all current expense caps or waivers in effect with Wachovia Fund Advisers; (3) that, as required by the 1940 Act, it will continue for a period of two years from its effective date and thereafter from year to year if approved at least annually by a majority vote of the outstanding shares of International Equity Fund or by a majority of the Trustees and a majority of the Independent Trustees; (4) that it may be terminated, without penalty, by EIMC, by the Trustees or by a majority vote of the outstanding shares of International Equity Fund upon 60 days prior written notice; and (5) that it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act.

Fees Paid Under the Advisory Agreements

      Each of the Prior Agreement, Interim Agreement and Advisory Agreement for International Equity Fund provides that the investment advisor be paid a fee at the annual rate listed below:

--------------------------------------------------------------------------------
      o     1.00% of average daily net assets.

      o EIMC agrees to contractually waive its fees and/or make reimbursements to International Equity Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 1.88% for Class A, 2.63% for Class B and Class C, and 1.63% for Class Y.
--------------------------------------------------------------------------------

      For the most recently completed fiscal year ended on November 30, 2001, for International Equity Fund Wachovia Fund Advisers waived all of its fees.

More Information about EIMC

      EIMC also serves as investment advisor to the following Evergreen Funds, which have investment objectives similar to the Fund's, at the fee rates set forth below:


---------------------------------------------------------------------------------------------
                                                                   Annual Investment
                                                                     Advisory Fee
                                                               (as a Percent of Average
                                       Net Assets as of            Daily Net Assets
Fund                                  September 30, 2001             of the Fund)
---------------------------------------------------------------------------------------------
Evergreen Emerging Markets Fund           $38,142,010      1.42% of the first $100 million
                                                           1.37% of the next $100 million
                                                           1.32% of the next $100 million
                                                           1.27% of amounts over $300 million

Evergreen Global Leaders Fund            $356,631,798      0.87%

Evergreen Global Opportunities Fund      $147,365,240      0.91% of the first $200 million
                                                           0.86% of the next $200 million
                                                           0.76% of the next $200 million
                                                           0.66% of amounts over $600 million

Evergreen International Growth Fund      $763,442,621      0.66% of the first $200 million
                                                           0.56% of the next $200 million
                                                           0.46% of the next $200 million
                                                           0.36% of amounts over $600 million

Evergreen Latin America Fund              $16,125,066      0.66% of the first $200 million
                                                           0.56% of the next $200 million
                                                           0.46% of the next $200 million
                                                           0.36% of amounts over $600 million

Evergreen Precious Metals Fund            $68,982,570      0.66% of the first $100 million
                                                           0.535% of the next $100 million
                                                           0.41% of amounts over $200 million
----------------------------------------------------------------------------------------------


Principal Executive Officers and Directors of EIMC

      The following is a list of EIMC's principal executive officers and directors. As stated above, EIMC's principal address is 200 Berkeley Street, Boston, Massachusetts 02116.

------------------------------------------------------------------------------------------------------------------------------
Name                                             Title
------------------------------------------------------------------------------------------------------------------------------
William M. Ennis          Director, President and Chief Executive Officer of Evergreen Investment Company, Inc.

Donald A. McMullen        Director, Vice Chairman of Wachovia Corporation

W. Douglas Munn           Director, Senior Vice President and Chief Operating Officer of Evergreen Investment Company, Inc.

Dennis H. Ferro           Director, President, Chief Investment Officer

Richard S. Gershen        Director, Chief Operating Officer

Christopher P. Conkey     Executive Managing Director, Chief Investment Officer (Equity)

Sam Paddison              Executive Managing Director, Chief Investment Officer (Specialty Fixed Income)

Thomas W. Trickett        Chief Financial Officer

Michael H. Koonce         Secretary, Chief Legal Officer

James F. Angelos          Senior Vice President, Chief Compliance Officer
------------------------------------------------------------------------------------------------------------------------------

Additional Information


      Wachovia Bank, N.A., a wholly owned subsidiary of Wachovia Corporation and former investment advisor to The Wachovia Funds, acts as custodian for the securities and cash of The Wachovia Funds. For these services, International Equity Fund paid custody fees in the amount of $2,222 for the fiscal year ended November 30, 2001.


                    VOTING INFORMATION CONCERNING THE MEETING

      This prospectus/proxy statement is being sent to shareholders of International Equity Fund in connection with a solicitation of proxies by the Trustees of The Wachovia Funds, to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 2:00 p.m., on May 13, 2002, at the offices of Federated Services Company, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7080, and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of International Equity Fund on or about March 22, 2002. Only shareholders of record as of the close of business on February 28, 2002 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.


      If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the Plan, FOR the Advisory Agreement and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not have the effect of being counted as votes against the Plan, which must be approved by a majority of the votes cast and entitled to vote. However, such "broker non-votes" will have the effect of being counted as votes against the Advisory Agreement which must be approved by a majority of the outstanding shares. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of The Wachovia Funds at the address set forth on the cover of this prospectus/proxy statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Merger contemplated thereby and FOR approval of the Advisory Agreement.

      Approval of the Plan will require the affirmative vote of a majority (greater than 50%) of International Equity Fund's shares voted and entitled to vote at the Meeting, assuming a quorum (at least 50% of the Fund's shares entitled to vote) is present. Approval of the Advisory Agreement requires the vote of a majority of the outstanding shares of International Equity Fund. A majority of the outstanding shares is defined in the 1940 Act as the lesser of
(a) 67% of the shares of the International Equity Fund present at the Meeting if more than 50% of the shares outstanding on the Record Date are present in person or by proxy at the Meeting; or (b) more than 50% of the shares of International Equity Fund outstanding on the Record Date.

      In voting for the Plan and the Advisory Agreement, all classes of International Equity Fund will vote together as if they were a single class, and each share will be entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.


      Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of EIMC, its affiliates or other representatives of International Equity Fund (who will not be paid for their soliciting activities). In addition, Georgeson Shareholder Communications, Inc., the Fund's proxy solicitor, may make proxy solicitations. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail or by Internet, or vote by telephone or attend in person. (See the back of this prospectus/proxy statement for voting instructions.) Any proxy given by you is revocable.

      If International Equity Fund shareholders do not vote to approve the Plan and/or the Advisory Agreement, the Trustees of The Wachovia Funds will consider other possible courses of action in the best interests of shareholders. In the event that sufficient votes to approve the proposals are not received before the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by a plurality of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

      A shareholder who objects to the Merger will not be entitled under either Massachusetts law or the Declaration of Trust of The Wachovia Funds to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of International Growth Fund which they receive in the transaction at their then-current net asset value. Shares of International Equity Fund may be redeemed at any time prior to the consummation of the Merger. Shareholders of International Equity Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

      International Equity Fund does not hold annual shareholder meetings. If the Plan is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of The Wachovia Funds at the address set forth on the cover of this prospectus/proxy statement so that they will be received by the Fund in a reasonable period of time prior to the meeting.


      The votes of the shareholders of International Growth Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

      NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise International Equity Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

Shareholder Information

      As of the Record Date, the following number of each class of shares of beneficial interest of International Equity Fund was outstanding:


--------------------------------------------------------------------------------
Class of Shares                                                 Number of Shares
--------------------------------------------------------------------------------
Class A                                                              612,269.904

Class B                                                                  180.823

Class C                                                               10,519.378

Class Y                                                              590,820.139

All Classes                                                        1,213,790.244
--------------------------------------------------------------------------------

      As of January 31, 2002, the officers and Trustees of The Wachovia Funds beneficially owned as a group less than 1% of each class of the outstanding shares of International Equity Fund. To The Wachovia Funds' knowledge, the following persons owned beneficially or of record more than 5% of the following Classes of International Equity Fund's outstanding shares as of January 31, 2002:


---------------------------------------------------------------------------------------------------------
                                                                       Percentage of       Percentage of
                                                                      Shares of Class     Shares of Class
Name and Address                         Class   No. of Shares         Before Merger        After Merger
---------------------------------------------------------------------------------------------------------
Wachovia Securities, Inc.
 FBO 31000004-17
 P.O. Box 1220
 Charlotte, NC 28201-1220                  A        91,796.940             14.31%              0.48%

Wachovia Securities, Inc.
 FBO 317-00017-17
 P.O. Box 1220
 Charlotte, NC 28201-1220                  A        60,169.399              9.38%              0.31%

Wachovia Securities, Inc.
 FBO 320-82245-13
 P.O. Box 1220
 Charlotte, NC 28201-1220                  B           159.406             91.40%              0.00%

Wachovia Securities, Inc.
 FBO 311-80098-14
 P.O. Box 1220
 Charlotte, NC 28201-1220                  C         9,028.000             85.82%              0.15%

Wachovia Securities, Inc.
 FBO 308-39387-16
 P.O. Box 1220
 Charlotte, NC 28201-1220                  C         1,476.378             14.03%              0.03%

US Trust Company of North Carolina
 FBO The Harold H. Bate Foundation
 Attn: Trust Accounting
 P.O. Box 26262
 Greensboro, NC 27402-6262                 Y       149,316.509             25.44%              0.25%

Wachovia BK NA Fiscal AG U A
 with The Wachovia Foundation, Inc.
 Permanent FD
 301 N. Church St. P.O. Box 3073
 Winston Salem, NC 27150-0001              Y       163,212.050             27.80%              0.27%
---------------------------------------------------------------------------------------------------------


      As of January 31, 2002, the officers and Trustees of Evergreen International Trust beneficially owned as a group less than 1% of each class of the outstanding shares of International Growth Fund. To Evergreen International Trust's knowledge, the following persons owned beneficially or of record more than 5% of the following Classes of International Growth Fund's outstanding shares as of January 31, 2002:


---------------------------------------------------------------------------------------------------------
                                                                       Percentage of       Percentage of
                                                                      Shares of Class     Shares of Class
Name and Address                         Class   No. of Shares         Before Merger        After Merger
---------------------------------------------------------------------------------------------------------
MLPF&S for the Sole Benefit of its Customers
 Attn: Fund Administration #97TW3
 4800 Deer Lake Dr. E 2nd Fl
 Jacksonville, FL 32246-6484               A     2,796,462.856             11.72%             11.33%

Charles Schwab & Co., Inc.
 Special Custody Account FBO
 Exclusive Benefit of Customers
 Reinvest Account Attn: Mutual FD
 101 Montgomery St
 San Francisco, CA 94104-4122              A     1,199,766.132              5.03%              4.86%

Union Bank TR Nominee
 FBO Oregon Laborers Trust Pension
 P.O. Box 85484
 San Diego, CA 92186-5484                  B       589,764.371             10.14%             10.14%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                       Percentage of       Percentage of
                                                                      Shares of Class     Shares of Class
Name and Address                         Class   No. of Shares         Before Merger        After Merger
---------------------------------------------------------------------------------------------------------
First Union National Bank
 Trust Accounts
 1525 West WT Harris Blvd
 Charlotte, NC 28288-1076                  I     41,807,347.045            55.25%             54.71%

First Union National Bank
 Trust Accounts
 1525 West WT Harris Blvd
 Charlotte, NC 28288-1076                  I     27,945,545.020            36.93%             36.57%
---------------------------------------------------------------------------------------------------------

    THE TRUSTEES OF THE WACHOVIA FUNDS RECOMMEND APPROVAL OF THE PLAN AND THE ADVISORY AGREEMENT. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY
   WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN AND THE ADVISORY AGREEMENT.

                        FINANCIAL STATEMENTS AND EXPERTS


      The Annual Report of International Equity Fund as of November 30, 2001, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of Ernst & Young LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

      The Annual Report of International Growth Fund as of October 31, 2001, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

      Certain legal matters concerning the issuance of shares of International Growth Fund will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                             ADDITIONAL INFORMATION

      International Equity Fund and International Growth Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Woolworth Building, 233 Broadway, New York, New York 10279, at prescribed rates.

                                 OTHER BUSINESS

      The Trustees of The Wachovia Funds do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


March 22, 2002

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION                                        VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp.                                       ABC Corp.
(2) ABC Corp.                                       John Doe, Treasurer
(3) ABC Corp.                                       John Doe
    c/o John Doe, Treasurer
(4) ABC Corp. Profit Sharing Plan                   John Doe, Trustee


TRUST ACCOUNTS

(1) ABC Trust                                       Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee                            Jane B. Doe
    u/t/d 12/28/78


CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.                            John B. Smith
    f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith                                   John B. Smith, Jr., Executor

      After completing your proxy card, return it in the enclosed postage-paid envelope.

                          OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Call the toll-free number indicated on your proxy card.
3. Enter the control number found on your proxy card.
4. Follow the simple recorded instructions.

VOTE BY INTERNET:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Go to the website indicated on your proxy card and follow the voting instructions.

      The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call Georgeson Shareholder
Communications, Inc., our proxy solicitor, at 866-515-0318 (toll free).

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 28th day of February, 2002, by and between Evergreen International Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Evergreen Trust"), with respect to its Evergreen International Growth Fund series (the "Acquiring Fund"), and The Wachovia Funds, a Massachusetts business trust, with its principal place of business at Federated Investors Tower, Pittsburgh, Pennsylvania 15222 (the "Wachovia Trust"), with respect to its Wachovia International Equity Fund series (the "Selling Fund").


      This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, Class C and Class I shares of beneficial interest, $0.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.


      WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

      WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

      WHEREAS, the Trustees of the Evergreen Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

      WHEREAS, the Trustees of the Wachovia Trust have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

      1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

      1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

      The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

      1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund. The Acquiring Fund hereby agrees to indemnify each Trustee of Wachovia Trust against all liabilities and expenses incurred by such Trustee in the manner and to the extent that such liabilities and expenses would have been indemnified under Wachovia Trust's Declaration of Trust and By-Laws. Evergreen Investment Management Company, LLC agrees to pay for the continuation of the existing D & O insurance coverage for the Trustees of the Wachovia Trust for a period of three years following the Closing Date.

      In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

      1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

      1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been distributed to shareholders of the Selling Fund.

      1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

      1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

      1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

      2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Evergreen Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

      2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Evergreen Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

      2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Class A, Class B, Class C and Class Y shares of the Selling Fund will receive Class A, Class B, Class C and Class I shares, respectively, of the Acquiring Fund.

      2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

      3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about June 14, 2002 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

      3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.


      3.3 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, LLC, as transfer agent for the Selling Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund's share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service

Company to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Wachovia Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

            (a) The Selling Fund is a separate investment series of a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

            (b) The Selling Fund is a separate investment series of a Massachusetts business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

            (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Wachovia Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

            (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

            (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

            (g) The audited financial statements of the Selling Fund at November 30, 2001 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

            (h) Since November 30, 2001 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph
      (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

            (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

            (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year substantially all net investment income and realized capital gains.

            (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

            (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

            (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

            (n) The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

            (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Wachovia Trust or the Selling Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

      4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

            (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

            (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Evergreen Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

            (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

            (f) The audited financial statements of the Acquiring Fund at October 31, 2001 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

            (g) Since October 31, 2001 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

            (h) As of the Closing Date, the Acquiring Fund will have no liabilities, actual or contingent, known or unknown, except as are set forth in the Statement of Assets and Liabilities referred to in Section 6.2.

            (i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

            (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

            (k) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

            (l) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

            (m) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

            (n) The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

            (o) As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Evergreen Trust or the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

            (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

      5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

      5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

      5.3 APPROVAL BY SHAREHOLDERS. The Wachovia Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

      5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

      5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

      5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Wachovia Trust's President and Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

      The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Evergreen Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

      6.2 The Acquiring Fund shall have delivered to the Selling Fund a Statement of the Fund's Assets and Liabilities as of the Closing Date, including a schedule identifying the nature and amount of each liability reflected on such Statement, certified by the Treasurer or Assistant Treasurer of the Acquiring Fund.

      6.3 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

            (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of Sullivan & Worcester LLP, to carry on its business as presently conducted.

            (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

            (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

            (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

            (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Evergreen Trust's Declaration of Trust or By-Laws or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

            (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

            (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

            (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

      Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Prospectus/Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus/Proxy Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Evergreen Trust's officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Prospectus/Proxy Statement as of its date, as of the date of the meeting of the shareholders of the Selling Fund, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Selling Fund, contained in the Prospectus/Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Wachovia Trust and the Selling Fund.

      Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

      In this paragraph 6.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

      7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Wachovia Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

      7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Wachovia Trust.

      7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Kirkpatrick & Lockhart LLP, counsel to the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund covering the following points:

            (a) The Selling Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and, to the knowledge of Kirkpatrick & Lockhart LLP, to carry on its business as presently conducted.

            (b) The Selling Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

            (d) To the knowledge of such counsel (but without independent inquiry or investigation), no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

            (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Wachovia Trust's Declaration of Trust or By-laws, or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

            (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

            (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

            (h) To the knowledge of such counsel (but without independent inquiry or investigation), no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

            (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

      Such counsel shall also state that they have participated in conferences with officers and other representatives of the Selling Fund at which the contents of the Prospectus/Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accu-racy, completeness or fairness of the statements contained in the Prospectus/Proxy Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Wachovia Trust's officers and other representatives of the Selling Fund), no facts have come to their attention that lead them to believe that the Prospectus/Proxy Statement as of its date, as of the date of the meeting of the shareholders of the Selling Fund, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Selling Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Selling Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to information relating to the Acquiring Fund, contained in the Prospectus/Proxy Statement or Registration Statement, and that such opinion is solely for the benefit of the Evergreen Trust and the Acquiring Fund.

      Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Kirkpatrick & Lockhart LLP appropriate to render the opinions expressed therein.

      In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

               FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
                       ACQUIRING FUND AND THE SELLING FUND

      If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Wachovia Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

      8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

      8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

      8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable or tax exempt income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

      8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:


            (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.


            (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

            (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

            (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

            (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

            (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

            Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.


      8.7 The Acquiring Fund shall have received from Ernst &Young LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

            (a) they are independent auditors with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;


            (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

            (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.


      In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from Ernst &Young LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.


      8.8 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:


            (a) they are independent auditors with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;


            (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

            (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

      9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Evergreen Investment Management Company, LLC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

      11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

            (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

            (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

      11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Evergreen Trust, the Wachovia Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

      12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

                     HEADINGS; COUNTERPARTS; GOVERNING LAW;
                       ASSIGNMENT; LIMITATION OF LIABILITY

      13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the conflicts of laws provisions thereof.

      13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      13.5 With respect to both the Wachovia Trust and the Evergreen Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually personally, acting from time to time under organizational documents filed in Massachusetts in the case of the Wachovia Trust and Delaware, in the case of the Evergreen Trust, which are hereby referred to and are also on file at the principal offices of the Wachovia Trust or, as the case may be, the Evergreen Trust. The obligations of the Wachovia Trust or of the Evergreen Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Wachovia Trust or the Evergreen Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Wachovia Trust or, as the case may be, the Evergreen Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                        THE WACHOVIA FUNDS ON BEHALF OF
                                        WACHOVIA INTERNATIONAL EQUITY FUND

                                        By:     /s/ James Ostrowski
                                           -------------------------------------

                                        Name:   James Ostrowski

                                        Authorized Officer


                                        EVERGREEN INTERNATIONAL TRUST
                                        ON BEHALF OF EVERGREEN INTERNATIONAL
                                        GROWTH FUND

                                        By:     /s/ Michael H. Koonce
                                           -------------------------------------
                                        Name:   Michael H. Koonce

                                        Authorized Officer


                                        EVERGREEN INVESTMENT MANAGEMENT
                                        COMPANY, LLC.,
                                        solely for the purposes of Article 1.3
                                        and 9.1 of this Agreement,

                                        By:     /s/ Christopher P. Conkey
                                           -------------------------------------

                                        Name:   Christopher P. Conkey

                                        Authorized Officer

                           (Intentionally Left Blank)

                                                                       EXHIBIT B

--------------------------------------------------------------------------------
                                    EVERGREEN
                            International Growth Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of October 31, 2001
--------------------------------------------------------------------------------

"Our objective in managing the fund is to generate good, competitive returns with less risk. We have been able to do that over the long run, and our defensive positioning over the past 18 months has helped the fund's performance."

                              Portfolio Management
                              --------------------

                                 [PHOTO OMITTED]

                                 Gilman C. Gunn
                              Tenure: January 1996

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS(2)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Portfolio Inception Date: 9/6/1979      Class A    Class B    Class C    Class I**
Class Inception Date                   1/20/1998   9/6/1979   3/6/1998   3/9/1998
-----------------------------------------------------------------------------------
Average Annual Returns *
-----------------------------------------------------------------------------------
1 year with sales charge               -22.94%      -22.51%    -20.37%       n/a
-----------------------------------------------------------------------------------
1 year w/o sales charge                -18.20%      -18.78%    -18.88%    -18.02%
-----------------------------------------------------------------------------------
5 years                                  3.68%        4.09%      4.36%      5.04%
-----------------------------------------------------------------------------------
10 years                                 6.37%        6.72%      6.72%      7.06%
-----------------------------------------------------------------------------------
Maximum Sales Charge                     5.75%        5.00%      2.00%       n/a

                                       Front End      CDSC       CDSC
-----------------------------------------------------------------------------------
12-month income dividends per share     $0.02        $0.01      $0.01       $0.02
-----------------------------------------------------------------------------------
12-month capital gain distributions
per share                               $0.67        $0.67      $0.67       $0.67
-----------------------------------------------------------------------------------

*     Adjusted for maximum applicable sales charge, unless noted.

** Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

    [The following was represented by a line graph in the printed material.]

                             <PLOT POINTS TO COME>

Comparison of a $10,000 investment in Evergreen International Growth Fund, Class A shares(2), versus a similar investment in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE) and the Consumer Price Index (CPI).

The MSCI EAFE is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE(1)
--------------------------------------------------------------------------------

[GRAPHIC]

Morningstar's Style Box is based on a portfolio date as of 10/31/2001.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

(1) Source: 2001 Morningstar, Inc.

(2) Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and
C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A and I would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund's investment objective is non-fundamental and may be changed without the vote of the fund's shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of October 31, 2001 and is subject to change.

--------------------------------------------------------------------------------
                                    EVERGREEN
                            International Growth Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview
--------------------------------------------------------------------------------

How did the fund perform?

Evergreen International Growth Fund's Class A shares had a total return of -18.20% for the twelve-month period ended October 31, 2001. Fund returns are before deduction of any applicable sales charges. In contrast, the MSCI EAFE Index, a benchmark for investing in foreign markets, had a return of -24.68%, while the median return of international mutual funds was -26.83%, according to Lipper, Inc., an independent monitor of mutual fund performance.

                                    Portfolio
                                 Characteristics
                                 ---------------
                               (As of 10/31/2001)

Total Net Assets                                                $758,464,548
----------------------------------------------------------------------------
Number of Holdings                                                       198
----------------------------------------------------------------------------
Beta*                                                                   0.58
----------------------------------------------------------------------------
P/E Ratio*                                                             21.9x
----------------------------------------------------------------------------

*     As of 9/30/2001

What were the primary factors influencing performance?

It was an extremely difficult environment to be investing in foreign stocks, just as it was for most domestic U.S. stocks. The general economic slowdown began in the United States, but its ripple effects spread throughout all the markets of the world. The hardest-hit stocks tended to be the once high-flying TMT stocks -- technology, media and telecommunications -- that were the performance leaders in the late 1990s. Moreover, the extreme volatility of the markets was exacerbated by the increased presence of hedge fund investors, who can "short" stocks (sell borrowed stocks) in hopes that they will fall in value.

In absolute terms, the fund's performance was very disappointing, even though the fund did much better than our competitive groups of international equity funds as well as objective benchmarks such as the MSCI EAFE Index.

What were your principal strategies in this challenging environment?

We kept the fund defensively positioned throughout the twelve-month period, with relatively small weightings in the TMT stocks and little invested in highly cyclical industries that depend on economic expansions for good results. Instead, we kept the fund focused on the more defensive sectors such as financial services, pharmaceuticals and consumer non-durable companies in the food, tobacco and beverage industries. These sectors tend to be less sensitive to economic cycles, and this defensive orientation helped our fund's performance relative to competitive funds and industry benchmarks.

By region, we continued to emphasize Europe, where we invested almost 60% of fund assets. We de-emphasized Japan, which continues to face severe economic problems after a decade long slump. When we did invest in Japan, we tended to favor very defensive sectors.

Among other regions, we liked Canada and focused on companies with solid earnings. During the twelve months, we also increased our emphasis on Korea, where we found many excellent companies with reasonable stock valuations. At the end of the fiscal period, about 4% of fund assets were invested in Korea. During the final month of the period, we also modestly increased our investments in emerging markets, which we had de-emphasized, to take advantage of attractive valuations and the positive effects that low U.S. interest rates could have on those markets.

During August, we integrated the portfolio of the former Evergreen Perpetual International Fund into the International Growth Fund. As we did so, we sold about two-thirds of the Perpetual International Fund's former portfolio, using the proceeds to reinvest in companies consistent with our long-term strategy.

--------------------------------------------------------------------------------
                                    EVERGREEN
                            International Growth Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview
--------------------------------------------------------------------------------

                                Top 10 Countries
                                ----------------
                   (as a percentage of 10/31/2001 net assets)

United Kingdom                                                           21.0%
-------------------------------------------------------------------------------
Japan                                                                    13.6%
-------------------------------------------------------------------------------
France                                                                    9.9%
-------------------------------------------------------------------------------
Canada                                                                    8.0%
-------------------------------------------------------------------------------
Germany                                                                   6.6%
-------------------------------------------------------------------------------
Switzerland                                                               6.5%
-------------------------------------------------------------------------------
Netherlands                                                               5.2%
-------------------------------------------------------------------------------
Italy                                                                     3.4%
-------------------------------------------------------------------------------
Spain                                                                     2.8%
-------------------------------------------------------------------------------
South Korea                                                               2.8%
-------------------------------------------------------------------------------

What were some of the investments that illustrated this strategy?

British American Tobacco (BAT), a major holding, is a good example because it underscores the defensive nature of our strategy during a difficult period. The world's second largest tobacco company, BAT has a very reasonable price/earnings multiple of about 10. Despite its low stock price, we believe the company may generate 8-10% annual earnings growth over the next several years.

BAT is an example of the blue chip, large company stocks that we tend to like. We also have a number of smaller, potentially faster-growing companies, such as Electronics Boutique, which is also based in the United Kingdom. The company is a retailer of game software, both in its own stores and at its own counters in department stores in the UK.

In Korea, we made a major investment in Samsung Electronics, a major global competitor in electronics, from consumer products to DRAM chips. Despite its success in competing in markets throughout the world, Samsung has a very inexpensive stock price.

                                 Top 10 Holdings
                                 ---------------
                   (as a percentage of 10/31/2001 net assets)

Mitsui Marine & Fire Insurance Co., Ltd.                                  3.7%
--------------------------------------------------------------------------------
Altadis SA                                                                2.2%
--------------------------------------------------------------------------------
Nestle SA                                                                 2.2%
--------------------------------------------------------------------------------
British America Tobacco Plc                                               2.0%
--------------------------------------------------------------------------------
Nokia Oyj                                                                 1.9%
--------------------------------------------------------------------------------
Akzo Nobel NV                                                             1.8%
--------------------------------------------------------------------------------
Sappi, Ltd.                                                               1.6%
--------------------------------------------------------------------------------
Swedish Match Co. AB                                                      1.5%
--------------------------------------------------------------------------------
United Utilities Plc                                                      1.5%
--------------------------------------------------------------------------------
Brascan Corp.                                                             1.5%
--------------------------------------------------------------------------------

What types of investments had the greatest influence on performance?

Tobacco stocks in general tended to perform relatively well. In addition to British American Tobacco, a notable contributor was Austria Tabakwerke. When the Austrian government sold its major stake in the company, minority shareholders benefited from the same generous terms realized by the government.

Up until September 11, the fund's defensive positioning helped considerably. However, the fund's performance suffered in the general market downturn that came immediately after the terrorist attacks. When the market started recovering again, growth stocks tended to be the performance leaders, helped by a variety of factors, including declining interest rates and sharply lower energy prices.

--------------------------------------------------------------------------------
                                    EVERGREEN
                            International Growth Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview
--------------------------------------------------------------------------------

                                  Top 5 Sectors
                                  -------------
                   (as a percentage of 10/31/2001 net assets)

Financials                                                                29.5%
--------------------------------------------------------------------------------
Consumer Staples                                                          16.8%
--------------------------------------------------------------------------------
Healthcare                                                                10.9%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     9.6%
--------------------------------------------------------------------------------
Materials                                                                  7.0%
--------------------------------------------------------------------------------

What is your investment outlook?

Our objective in managing the fund is to generate good, competitive returns with less risk. We have been able to do that over the long run, and our defensive positioning over the past 18 months has helped the fund's performance. However, we now expect to be carefully adding more growth company stocks in anticipation of an economic recovery. We feel it is time to start buying some quality growth stocks that have been beaten down in value during the past 18 months, including some technology names. We already have started adding some media companies, such as Wolters Kluwer, a Dutch publisher of legal and financial publications, and the Daily Mail, publisher of the Evening Standard and the Daily Mail in the United Kingdom.

In the future, we expect to add selectively more growth companies to the portfolio.

                                                                       EXHIBIT C

                      FORM OF INVESTMENT ADVISORY AGREEMENT

      AGREEMENT made the 13th day of May 2002, by and between THE WACHOVIA FUNDS, a Massachusetts business trust (the "Trust") and EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC, a Delaware limited liability company, (the "Adviser").

      WHEREAS, the Trust and the Adviser wish to enter into an Agreement setting forth the terms on which the Adviser will perform certain services for the Trust, its series of shares as listed on Schedule 1 to this Agreement and each series of shares subsequently issued by the Trust (each singly a "Fund" or collectively the "Funds");

      THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, the Trust and the Adviser agree as follows:

      1. (a) The Trust hereby employs the Adviser to manage the investment and reinvestment of the assets of each Fund of the Trust in conformity with such Fund's investment objectives and restrictions as may be set forth from time to time in the Fund's then current prospectus and statement of additional information, if any, and other governing documents, all subject to the supervision of the Board of Trustees of the Trust, for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations set forth herein, for the compensation provided herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

      (b) In the event that the Trust establishes one or more Funds, in addition to the Funds listed on Schedule 1, for which it wishes the Adviser to perform services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Trust in writing and such Fund shall become a Fund hereunder and the compensation payable to the Adviser by the new Fund will be as agreed in writing at the time.

      2. (a) The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of each Fund with broker-dealers selected by the Adviser. In executing portfolio transactions and selecting broker-dealers, the Adviser will use its best efforts to seek best execution on behalf of each Fund. In assessing the best execution available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act")) provided to a Fund and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

      (b) The Trust hereby authorizes the Adviser and any entity or person associated with the Adviser which is a member of a national securities exchange to effect any transaction on such exchange for the account of a Fund, which transaction is permitted by Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation by the Adviser or any person or entity associated with the Adviser for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

      (c) The Adviser shall create and maintain all necessary books and records in accordance with all applicable laws, rules and regulations, including but not limited to records required by section 31(a) of the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder, as the same may be amended from time to time, pertaining to the investment advisory services performed by it and not otherwise created and maintained by another party pursuant to a contract with the Trust. Where applicable, such records shall be maintained by the Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act. The books and records pertaining to the Trust which are in the possession of the Adviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives, shall have access to such books and records at all times during the Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or the Trust's authorized representatives.

      3. The Adviser shall bear its expenses incurred in connection with its services hereunder. The services of the Adviser to the Trust and its Funds hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

      4. As compensation for the Adviser's services to the Trust with respect to each Fund during the period of this Agreement, the Trust will pay to the Adviser a fee at the annual rate set forth on Schedule 2 for such Fund. The Adviser's fee is computed as of the close of business on each business day.

      A pro rata portion of the Trust's fee with respect to a Fund shall be payable in arrears at the end of each day or calendar month as the Adviser may from time to time specify to the Trust. If and when this Agreement terminates, any compensation payable hereunder for the period ending with the date of such termination shall be payable upon such termination. Amounts payable hereunder shall be promptly paid when due.

      5. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any of its Funds in connection with the performance of this Agreement, except a loss resulting from the Adviser's willful misfeasance, bad faith, gross negligence, or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, Director, partner, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee, or agent of the Trust, shall be deemed, when rendering services to the Trust or any of its Funds or acting on any business of the Trust or any of its Funds (other than services or business in connection with the Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust or any of its Funds and not as an officer, Director, partner, employee, or agent or one under the control or direction of the Adviser even though paid by it.

      6. The Trust shall cause the books and accounts of each of its Funds to be audited at least once each year by a reputable independent public accountant or organization of public accountant or organization of public accountants who shall render a report to the Trust.

      7. Subject to and in accordance with the Declaration of Trust of the Trust, the governing documents of the Adviser and the governing documents of any Sub-Adviser, it is understood that Trustees, Directors, officers, agents and shareholders of the Trust or any Adviser are or may be interested in the Adviser (or any successor thereof) as Directors and officers of the Adviser or its affiliates, as stockholders of Wachovia Corporation or otherwise; that Directors, officers and agents of the Adviser and its affiliates or stockholders of Wachovia Corporation are or may be interested in the Trust or any Adviser as Trustees, Directors, officers, shareholders or otherwise; that the Adviser (or any such successor) is or may be interested in the Trust or any Sub-Adviser as shareholder, or otherwise; and that the effect of any such adverse interests shall be governed by the Declaration of Trust of the Trust, governing documents of the Adviser and governing documents of any Sub-Adviser.

      8. This Agreement shall continue in effect for two years from the date set forth above and after such date (a) such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, and (b) such renewal has been approved by the vote of the majority of Trustees of the Trust who are not interested persons, as that term is defined in the 1940 Act, of the Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

      9. On sixty days' written notice to the Adviser, this Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of any Fund with respect to that Fund; and on sixty days' written notice to the Trust, this Agreement may be terminated at any time without the payment of any penalty by the Adviser with respect to a Fund. This Agreement shall automatically terminate upon its assignment (as that term is defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at the main office of such party.

      10. This Agreement may be amended at any time by an instrument in writing executed by both parties hereto or their respective successors, provided that with regard to amendments of substance such execution by the Trust shall have been first approved by the vote of the holders of a majority of the outstanding voting securities of the affected Funds and by the vote of a majority of Trustees of the Trust who are not interested persons (as that term is defined in the 1940 Act) of the Adviser, any predecessor of the Adviser, or of the Trust, cast in person at a meeting called for the purpose of voting on such approval. A "majority of the outstanding voting securities" of the Trust or the affected Funds shall have, for all purposes of this Agreement, the meaning provided therefor in the 1940 Act.

      11. Any compensation payable to the Adviser hereunder for any period other than a full year shall be proportionately adjusted.

      12. The provisions of this Agreement shall be governed, construed, and enforced in accordance with the laws of the State of Delaware.

      13. The Trust is governed by its Declaration of Trust (a copy of which is on file with the Secretary of the Commonwealth of Massachusetts), which provides that no shareholder, trustee, officer, employee or agent of the Trust or of any series or class of the Trust shall be liable hereunder, and that any other party hereto shall look solely to the assets belonging to the relevant series or class of the Trust for payment of any claim hereunder or for the performance hereof.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                        THE WACHOVIA FUNDS

                                        By:
                                           -------------------------------------

                                        Name:

                                        Title:


                                        EVERGREEN INVESTMENT
                                        MANAGEMENT COMPANY, LLC

                                        By:
                                           -------------------------------------

                                        Name:

                                        Title:

                                                              As of May 13, 2002

                                   Schedule 1

                  Wachovia Equity Fund
                  Wachovia Quantitative Equity Fund
                  Wachovia Growth and Income Fund
                  Wachovia Equity Index Fund
                  Wachovia Special Values Fund
                  Wachovia Emerging Markets Fund
                  Wachovia Personal Equity Fund
                  Wachovia Balanced Fund
                  Wachovia Blue Chip Value Fund
                  Wachovia New Horizons Fund
                  Wachovia International Equity Fund
                  Wachovia Fixed Income Fund
                  Wachovia Intermediate Fixed Income Fund
                  Wachovia Short-Term Fixed Income Fund


                  Wachovia Prime Cash Management Fund


                  Wachovia Tax-Free Money Market Fund
                  Wachovia U.S. Treasury Money Market Fund
                  Wachovia Money Market Fund

                                                              As of May 13, 2002

                                   Schedule 2

      As compensation for the Adviser's services to each Fund during the period of this Agreement, each Fund will pay to the Adviser a fee at the annual rate of:

                   Fund                                       Fee
   ------------------------------------        ---------------------------------
      Wachovia Equity Fund                     0.70% of average daily net assets


      The Adviser agrees to waive its fees and/or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 1.07% for Class A, 1.82% for Class B and Class C, and 0.82% for Class Y.


      Wachovia Quantitative Equity Fund        0.70% of average daily net assets


      The Adviser agrees to waive its fees and/or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 1.06% for Class A, 1.81% for Class B and Class C, and 0.81% for Class Y.


      Wachovia Growth and Income Fund          0.70% of average daily net assets


      The Adviser agrees to waive its fees and/or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 1.07% for Class A, 1.82% for Class B and Class C, and 0.82% for Class Y.


      Wachovia Equity Index Fund               0.30% of average daily net assets


      The Adviser agrees to waive its fees and/or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 0.66% for Class A, 1.41% for Class B and Class C, and 0.41% for Class Y.


      Wachovia Special Values Fund             0.80% of average daily net assets


      The Adviser agrees to waive its fees and/or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 1.20% for Class A, 1.95% for Class B and Class C, and 0.95% for Class Y.


      Wachovia Emerging Markets Fund           1.00% of average daily net assets


      The Adviser agrees to waive its fees and/or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 1.57% for Class A, 2.32% for Class B and Class C, and 1.32% for Class Y.


      Wachovia Personal Equity Fund            0.70% of average daily net assets


      The Adviser agrees to waive its fees and/or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 1.06% for Class A, 1.81% for Class B and Class C, and 0.81% for Class Y.


      Wachovia Balanced Fund                   0.70% of average daily net assets


      The Adviser agrees to waive its fees and/or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 1.01% for Class A, 1.76% for Class B and Class C, and 0.76% for Class Y.


      Wachovia Blue Chip Value Fund            0.70% of average daily net assets


      The Adviser agrees to waive its fees and/or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 1.09% for Class A, 1.84% for Class B and Class C, and 0.84% for Class Y.

                   Fund                                       Fee
   ------------------------------------        ---------------------------------
     Wachovia New Horizons Fund                0.70% of average daily net assets


      The Adviser agrees to waive its fees and/or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 1.09% for Class A, 1.84% for Class B and Class C, and 0.84% for Class Y.


      Wachovia International Equity Fund       1.00% of average daily net assets


      The Adviser agrees to waive its fees and/or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 1.88% for Class A, 2.63% for Class B and Class C, and 1.63% for Class Y.


      Wachovia Fixed Income Fund               0.60% of average daily net assets


      The Adviser agrees to waive its fees and/or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 0.96% for Class A, 1.71% for Class B and Class C, and 0.71% for Class Y.


      Wachovia Intermediate Fixed Income Fund  0.60% of average daily net assets


      The Adviser agrees to waive its fees and/or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 0.99% for Class A, 1.74% for Class B and Class C, and 0.74% for Class Y.


      Wachovia Short-Term Fixed Income Fund    0.55% of average daily net assets


      The Adviser agrees to waive its fees and/or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 0.88% for Class A, 1.63% for Class B and Class C, and 0.63% for Class Y.

      Wachovia Prime Cash Management Fund      0.30% of average daily net assets

      The Adviser agrees to waive its fees and/or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 0.18% for Institutional Shares.


      Wachovia Tax-Free Money Market Fund      0.50% of average daily net assets


      The Adviser agrees to waive its fees and/or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 0.24% for Institutional Shares and 0.64% for Investment Shares.


      Wachovia U.S. Treasury Money Market Fund 0.50% of average daily net assets


      The Adviser agrees to waive its fees and/or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 0.24% for Institutional Shares and 0.64% for Investment Shares.


      Wachovia Money Market Fund               0.50% of average daily net assets


      The Adviser agrees to waive its fees and/or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rates: 0.38% for Institutional Shares and 0.78% for Investment Shares.

                           (Intentionally Left Blank)

                           (Intentionally Left Blank)

                           (Intentionally Left Blank)

                                                            WB IntlEq/EV Intl Gr

                                     PART B

                          EVERGREEN INTERNATIONAL TRUST
                       EVERGREEN INTERNATIONAL GROWTH FUND
                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION
                            Acquisition of Assets of

                       WACHOVIA INTERNATIONAL EQUITY FUND
                                 A Series of
                              THE WACHOVIA FUNDS
                           101 Greystone Boulevard
                              Columbia, SC 29226
                                (800) 994-4414

                        By and In Exchange For Shares of

                       EVERGREEN INTERNATIONAL GROWTH FUND
                                   A Series of
                         EVERGREEN INTERNATIONAL TRUST
                              200 Berkeley Street
                          Boston, Massachusetts 02116
                                (800) 343-2898

         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Wachovia International Equity Fund ("International Equity Fund"), a series of The Wachovia Funds, to Evergreen International Growth Fund ("International Growth Fund"), a series of Evergreen International Trust, in exchange for Class A, B, C and I shares (to be issued to holders of Class A, B, C and Y shares, respectively, of International Equity
Fund) of beneficial interest, $0.001 par value per share, of International Growth Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:


(1) The Statement of Additional Information of International Equity Fund dated January 31, 2002, as supplemented March 8, 2002;

(2) The Statement of Additional Information of International Growth Fund dated March 1, 2002, as supplemented March 7, 2002;

(3)  Annual Report of International Equity Fund dated November 30, 2001; and


(4)  Annual Report of International Growth Fund dated October 31, 2001.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of International Equity Fund and International Growth Fund dated March 22, 2002. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Evergreen International Trust at the telephone numbers or addresses set forth above.

         The date of this Statement of Additional Information is March 22, 2002.

THE WACHOVIA FUNDS

Wachovia Equity Fund                Wachovia Balanced Fund
Wachovia Quantitative Equity Fund   Wachovia Blue Chip Value Fund
Wachovia Growth & Income Fund       Wachovia New Horizons Fund
Wachovia Equity Index Fund          Wachovia International Equity Fund
Wachovia Special Values Fund        Wachovia Fixed Income Fund
Wachovia Emerging Markets Fund      Wachovia Intermediate Fixed Income Fund
Wachovia Personal Equity Fund       Wachovia Short-Term Fixed Income Fund


THE WACHOVIA MUNICIPAL FUNDS

Wachovia Georgia Municipal Bond Fund
Wachovia North Carolina Municipal Bond Fund
Wachovia South Carolina Municipal Bond Fund
Wachovia Virginia Municipal Bond Fund

--------------------------------------------------------------------------------
Supplement to the Statement of Additional Information dated January 31, 2002.

I.       Under the  heading  entitled,  "SECURITIES  IN WHICH THE FUNDS  INVEST"
         please   remove   the  chart  that   begins  on  page  5  and   replace
         it with the following:

Equity Funds and Income Funds

----------------------------------- ------------ ----------- ------------ -----------   ----------- ------------ ----------
Securities                           Balanced    Blue Chip      New       International  Fixed      Intermediate Short-Term
                                       Fund      Value Fund   Horizons    Equity         Income     Fixed        Fixed
                                                                Fund      Fund           Fund       Income Fund  Income
                                                                                                                 Fund
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
American Depository Receipts1            A           A            A           P           N            N           N
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
Asset-Backed Securities10                A           N            N           A           A            A           A
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
Bank Instruments                         A           A            A           A           A            A           A
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
Commercial Paper7                        A           A            A           A           A            A           A
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
Common Stocks                            P           P            P           P           N            N           N
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
Convertible Securities                   A           A            A           A           A            A           A
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
Corporate Debt Obligations6              P           A            A           A           P            P           P
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
Demand Master Notes                      A           A            A           A           A            A           A
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
European Depository Receipts             A           A            A           A           N            N           N
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
Foreign Currency Transactions4           N           A            A           A           N            N           N
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
Foreign Securities1                      A           A            A           P           A            A           A
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
Futures and Options Transactions         A           A            A           P           A            A           A
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------

-------------------------------------------------------------------------------------------------------------------------
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
Futures on Foreign Government            A           N            N           A           A            A           A
Debt Obligations
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
Global Depository Receipts               A           A            A           A           N            N           N
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
High-Yield Securities2                   A           N            N           N           A            A           A
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
Mortgage-Backed Securities9              A           A            A           A           A            A           A
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
Preferred Stocks                         A           P            P           P           N            N           N
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
Repurchase Agreements                    A           A            A           A           A            A           A
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
Restricted and Illiquid                  A           A            A           A           A            A           A
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
Reverse Repurchase                       A           A            A           A           A            A           A
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
Securities of Other Investment           A           A            A           A           A            A           A
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
Securities of Other Investment           A           A            A           A           A            A           A
Companies - Closed-End
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
Stock Index Futures and                  A           P            P           P           N            N           N
Options3
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
Stripped Mortgage-Backed                 A           N            N           N           A            A           A
Securities
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
Temporary Investments                    A           A            A           A           A            A           A
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
U.S. Government Obligations              A           A            A           A           A            A           A
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
Variable Rate Demand                     A           A            A           A           A            A           A
Notes
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
Warrants                                 A           P            P           A           A            A           A
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------
When-Issued                              A           A            A           A           A            A           A
Transactions
----------------------------------- ------------ ----------- ------------ ----------- ----------- ------------ ----------

1. Each of the Equity  Fund,  Quantitative  Equity  Fund,  Special  Values Fund,
Balanced Fund and Personal Equity Fund may not invest more than 20% of its assets in ADRs and not more than 10% of its assets in other securities of foreign issuers (non-ADRs).

2. Securities are rated below Baa by Moody's or below BBB by S&P. Each Fund will not invest more than 35% of its total assets in such securities except for Balanced Fund, which will not invest more than 5% of its assets in such securities, and for each of Fixed Income Fund, Intermediate Fixed Income Fund and Short-Term Fixed Income Fund, which will not invest more than 10% of its assets in such securities.

3. Not more than 20% of each Funds assets will be invested. The Funds will not purchase options to the extent that more than 5% of the value of a Fund's total assets would be invested in premiums on open put option positions or margin deposits on open positions as applicable.

4. No more than 30% of the Fund's assets will be committed to forward contracts at any time. This restriction does not include forward contracts entered into to settle securities transactions. 5. The value of these contracts together with the value of the Fund's investment in stock index futures contracts, options and options on futures contracts will not exceed 20% of the Fund's total assets.

6. Rated Baa or better by Moody's or BBB or better by S&P or of comparable quality as determined by the investment adviser. Balanced Fund may invest up to 5% of its assets and each of Fixed Income Fund, Intermediate Fixed Income Fund and Short-Term Income Fund may invest up to 10% of its assets in obligations rated below Baa by Moody's or below BBB by S&P or of comparable quality as determined by the investment adviser.

7. Rated Prime-1 by Moody's or A-1 by S&P or of comparable quality as determined by the investment adviser.

8. State Municipal Securities are subject to one or more of the following quality standards: rated A or better by Moody's or S & P; up to 5% of total assets rated Baa by Moody's or BBB by S & P; insured by a municipal bond insurance company rated AAA by S&P or Aaa by Moody's; secured by an irrevocable escrow of direct obligations of the U.S. government; or of comparable quality as determined by the investment adviser.

9. Collateralized Mortgage Obligations must be rated Baa or better by Moody's or BBB or better by S&P or of comparable quality as determined by the investment adviser. Balanced Fund may invest up to 5% of its assets and each of Fixed Income Fund, Intermediate Fixed Income Fund and Short-Term Income Fund may invest up to 10% of its assets in CMOs rated below Baa by Moody's or below BBB by S&P.

10. Rated Baa or better by Moody's or BBB or better by S&P. Each Fund (except Balanced Fund) may also invest up to 5% of its assets in securities rated below Baa by Moody's or below BBB by S&P.


11. Each Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

II. On page 17, please remove the risk section entitled, "Risk of Foreign Investing" and replace it with the following:

"Risks of Foreign Investing

The Funds may invest in foreign securities. Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments."

III. On page 50, under the heading entitled "FINANCIAL INFORMATION" please remove the corresponding paragraph and replace it with the following:

"The Financial Statements for the Funds for the fiscal year ended November 30, 2001 are incorporated herein by reference to the Annual Report to Shareholders of the Funds dated November 30, 2001."
                                                                   March 8, 2002

Cusip 929901601   Cusip 929901676   Cusip 929901502  Cusip 929901668
Cusip 929901734   Cusip 929901627   Cusip 929901742  Cusip 929901619
Cusip 929901759   Cusip 929902104   Cusip 929901692  Cusip 929902203
Cusip 929901718   Cusip 929902500   Cusip 929901726  Cusip 929902609
Cusip 929901866   Cusip 929902401   Cusip 929901874  Cusip 929901577
Cusip 929901841   Cusip 929902708   Cusip 929901635  Cusip 929902807
Cusip 929901858   Cusip 929901650   Cusip 929901767  Cusip 929901643
Cusip 929901775   Cusip 929901809   Cusip 929901783  Cusip 929901882
Cusip 929901791   Cusip 929901700   Cusip 929901817  Cusip 929901411
Cusip 929901320   Cusip 929901684   Cusip 929901304  Cusip 929901833
Cusip 929901205   Cusip 929901403   Cusip 929901825  Cusip 929901106
Cusip 929901445   Cusip 929901395   Cusip 929901361  Cusip 929901288
Cusip 929901379   Cusip 929901452   Cusip 929901338  Cusip 929901353
Cusip 929901429   Cusip 929901296   Cusip 929901387  Cusip 929901460
Cusip 929901346   Cusip 929901437   Cusip 929901312  Cusip 929901551
Cusip 929901544   Cusip 929901536   Cusip 929901528  Cusip 929901510
Cusip 929901494   Cusip 929901486   Cusip 929901478  Cusip 929901270
Cusip 929901254   Cusip 929901262   Cusip 929901247  Cusip 929901569

27199 (3/02)

                               THE WACHOVIA FUNDS

         Class A Shares, Class B Shares, Class C Shares, Class Y Shares
                              Wachovia Equity Fund
                        Wachovia Quantitative Equity Fund
                         Wachovia Growth & Income Fund
                           Wachovia Equity Index Fund
                          Wachovia Special Values Fund
                         Wachovia Emerging Markets Fund
                         Wachovia Personal Equity Fund
                             Wachovia Balanced Fund
                         Wachovia Blue Chip Value Fund
                           Wachovia New Horizons Fund
                       Wachovia International Equity Fund
                           Wachovia Fixed Income Fund
                    Wachovia Intermediate Fixed Income Fund
                     Wachovia Short-Term Fixed Income Fund

                          THE WACHOVIA MUNICIPAL FUNDS

                       Class A Shares and Class Y Shares
                      Wachovia Georgia Municipal Bond Fund
                  Wachovia North Carolina Municipal Bond Fund
                  Wachovia South Carolina Municipal Bond Fund
                     Wachovia Virginia Municipal Bond Fund

                      Statement of Additional Information

                                January 31, 2002



This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectuses of The Wachovia Funds and The Wachovia Municipal Funds, dated January 31, 2002.

This SAI incorporates by reference the Funds' Annual Report. Obtain the Prospectus or the Annual Report without charge by calling 1-800-994-4414.

Contents

      How Are the Funds Organized?................................ 2
                                                                  --
      Securities in Which the Funds Invest........................ 3
                                                                   -
      What do Shares Cost?....................................... 25
                                                                  --
      How are the Funds Sold?.................................... 26
                                                                  --
      How to Buy Shares.......................................... 27
                                                                  --
      How to Exchange Shares..................................... 28
                                                                  --
      How to Redeem Shares....................................... 28
                                                                  --
      Account and Share Information.............................. 28
                                                                  --
      Tax Information............................................ 31
                                                                  --
      Who Manages and Provides Services to the Funds............. 33
                                                                  --
      How do the Funds Measure Performance?...................... 39
                                                                  --
      Financial Information...................................... 50
                                                                  --
      Investment Ratings......................................... 51
                                                                  --
      Addresses.......................................... Back Cover

                    Federated Securities Corp., Distributor,
                     subsidiary of Federated Investors, Inc.
                                 3012917B (1/02)
                                       --


HOW ARE THE FUNDS ORGANIZED?

The Wachovia Funds and The Wachovia Municipal Funds (each a Trust and together the Trusts) are open-end, management investment companies that established under the laws of the Commonwealth of Massachusetts on November 19, 1991 and August 15, 1990. The Trusts may offer separate series of shares representing interests in separate portfolios of securities. The Trusts changed their name from The Biltmore Funds and The Biltmore Municipal Funds, respectively on July 31, 1997. The Boards of Trustees (together, the Boards) have established four classes of shares of The Wachovia Funds, known as Class A Shares, Class B Shares, Class C Shares and Class Y Shares and two classes of shares of The Wachovia Municipal Funds, known as Class A Shares and Class Y Shares (Shares). This SAI relates to all four classes of Shares.


----------------------------------------
The Wachovia Funds currently     Shares
offer the following
professionally managed,
diversified portfolios:
----------------------------------------
----------------------------------------
Wachovia Equity Fund (Equity     A,B,C,Y
Fund)
----------------------------------------
----------------------------------------
Wachovia Quantitative Equity     A,B,C,Y
Fund
(Quantitative Equity Fund)
----------------------------------------
----------------------------------------
Wachovia Growth & Income Fund    A,B,C,Y
(Growth & Income Fund)
----------------------------------------
----------------------------------------
Wachovia Equity Index Fund       A,B,C,Y
(Equity Index Fund)
----------------------------------------
----------------------------------------
Wachovia Special Values Fund     A,B,C,Y
(Special Values Fund)
----------------------------------------
----------------------------------------
Wachovia Emerging Markets Fund   A,B,C,Y
(Emerging Markets Fund)
----------------------------------------
----------------------------------------
Wachovia Personal Equity Fund    A,B,C,Y
(Personal Equity Fund)
----------------------------------------
----------------------------------------
Wachovia Balanced Fund           A,B,C,Y
(Balanced Fund)
----------------------------------------
----------------------------------------
Wachovia Blue Chip Value Fund    A,B,C,Y
(Blue Chip Value Fund)
----------------------------------------
----------------------------------------
Wachovia New Horizons Fund       A,B,C,Y
(New Horizons Fund)
----------------------------------------
----------------------------------------
Wachovia International Equity    A,B,C,Y
Fund
(International Equity Fund)
----------------------------------------
----------------------------------------
Wachovia Fixed Income Fund       A,B,C,Y
(Fixed Income Fund)
----------------------------------------
----------------------------------------
Wachovia Intermediate Fixed      A,B,C,Y
Income Fund
(Intermediate Fixed Income Fund
----------------------------------------
----------------------------------------
Wachovia Short-Term Fixed        A,B,C,Y
Income Fund
(Short-Term Income Fund)
----------------------------------------

----------------------------------------
                                 Shares
The Wachovia Municipal Funds
currently offer the following
professionally managed,
non-diversified portfolios:
----------------------------------------
----------------------------------------
Wachovia Georgia Municipal Bond  A,Y
Fund
(Georgia Municipal Bond Fund)
----------------------------------------
----------------------------------------
Wachovia North Carolina          A,Y
Municipal Bond Fund
(North Carolina Municipal Bond
Fund)
----------------------------------------
----------------------------------------
Wachovia South Carolina          A,Y
Municipal Bond Fund
(South Carolina Municipal Bond
Fund)
----------------------------------------
----------------------------------------
Wachovia Virginia Municipal      A,Y
Bond Fund
(Virginia Municipal Bond Fund)
----------------------------------------

SECURITIES IN WHICH THE FUNDS INVEST

Following tables indicate which types of securities are a:
  P = Principal investment of a Fund; (shaded in chart)
  A = Acceptable (but not principal) investment of a Fund; or N = Not an acceptable investment of a Fund.

Municipal Funds
--------------------------------------------------------------------------------
Securities                    Georgia        North         South       Virginia
                             Municipal     Carolina      Carolina      Municipal
                             Bond Fund     Municipal     Municipal     Bond Fund
                                           Bond Fund     Bond Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Bank                             A             A             A             A
Instruments
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Commercial                       A             A             A             A
Paper7
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Demand Mater                     A             A             A             A
Notes
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lending of Portfolio             A             A             A             A
Securities
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Money Market                     A             A             A             A
Instruments

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Municipal                        P             P             P             P
Securities8
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Repurchase                       A             A             A             A
Agreements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Restricted and Illiquid          A             A             A             A
Securities11
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Securities of Other              A             A             A             A
Investment Companies
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Securities of Other              A             A             A             A
Investment Companies -
Closed-End
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. Government                  A             A             A             A
Obligations
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Variable Rate Demand             A             A             A             A
Notes
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
When-Issued                      A             A             A             A
Transactions
--------------------------------------------------------------------------------



Equity Funds

--------------------------------------------------------------------------------
Securities              Equity QuantitativGrowth   Equity SpecialEmerging Person
                         Fund  Equity     &        Index  Values Markets  Equity
                                  Fund    Income    Fund   Fund    Fund     Fund
                                            Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
American Depository       A        A         A       A      A       A        A
Receipts1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banking Instruments       A        A         A       A      A       A        A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Commercial Paper7         A        A         A       A      A       A        A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Common Stocks             P        P         P       P      P       P        P
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Convertible Securities    A        A         A       A      A       A        A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Corporate Debt            A        A         A       N      A       A        A
Obligations6
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Emerging Market           N        N         N       N      N       P        N
Securities
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
European Depository       A        A         A       N      A       A        A
Receipts
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Foreign Currency          N        N         N       N      N       A        N
Transactions4
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Foreign Securities1       A        A         A       A      A       P        A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Futures and Options       A        A         A       A      A       A        A
Transactions
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Global Depository         A        A         A       N      A       A        A
Receipts
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
High-Yield Securities2    N        N         N       N      A       A        N
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Index Participation       N        N         N       A      N       N        N
Contracts5
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lending of Portfolio      A        A         A       A      A       A        A
Securities
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Master Limited            N        N         N       N      A       N        N
Partnerships
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Money Market              A        A         A       A      A       A        A
Instruments
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mortgage-Backed           N        N         N       N      N       A        N
Securities9
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Options on Financial      A        A         A       N      A       A        A
Futures
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Over-the-Counter          A        A         A       N      A       A        A
Options
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Preferred Stocks          A        A         A       A      A       A        A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Repurchase Agreements     A        A         A       A      A       A        A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Restricted and            A        A         A       A      A       A        A
Illiquid Securities11
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Reverse Repurchase        A        A         A       A      A       A        A
Agreements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Securities of Other       A        A         A       A      A       A        A
Investment Companies
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Stock Index Futures       A        A         A       A      A       A        A
and Options3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Temporary Investments     A        A         A       A      A       A        A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. Government           A        A         A       A      A       A        A
Obligations
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Variable Rate Demand      A        A         A       A      A       A        A
Notes
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Warrants                  A        A         A       A      A       A        A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
When-Issued               A        A         A       A      A       A        A
Transactions
--------------------------------------------------------------------------------


Equity Funds and Income Funds

--------------------------------------------------------------------------------
Securities              Balanced Blue     New     Inter-natFixed Inter-medShorrm
                          Fund   Chip     HorizonsEquity   Income  Fixed    Fixe
                                 Value     Fund     Fund    Fund   Income   Inco
                                   Fund                              Fund    Fun
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
American Depository        A        A        A                N       N       N
Receipts1                                         P
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Asset-Backed               A        N        N       A        A       A       A
Securities10
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Bank Instruments           A        A        A       A        A       A       A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Commercial Paper7          A        A        A       A        A       A       A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Common Stocks              P        P        P       P        N       N       N
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Convertible Securities     A        A        A       A        A       A       A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Corporate Debt             P        A        A       A        P       P       P
Obligations6
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Demand Master Notes        A        A        A       A        A       A       A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
European Depository        A        A        A       A        N       N       N
Receipts
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Foreign Currency           N        A        A       A        N       N       N
Transactions4
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Foreign Securities1        A        A        A       P        A       A       A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Futures and Options        A        A        A       P        A       A       A
Transactions
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Futures on Foreign         A        N        N       A        A       A       A
Government Debt
Obligations
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Global Depository          A        A        A       A        N       N       N
Receipts
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mortgage-Backed            N        N        N       N        N       N       N
Securities9
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Preferred Stocks           A        P        P       P        N       N       N
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Repurchase Agreements      A        A        A       A        A       A       A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Restricted and             A        A        A       A        A       A       A
Illiquid
Securities11
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Reverse Repurchase         A        A        A       A        A       A       A
Agreements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Securities of Other        A        A        A       A        A       A       A
Investment
Companies
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Securities of Other        A        A        A       A        A       A       A
Investment Companies -
Closed-End
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Stock Index Futures        A        P        P       P        N       N       N
and
Options3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Stripped                   A        N        N       N        A       A       A
Mortgage-Backed
Securities
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Temporary                  A        A        A       A        A       A       A
Investments
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. Government            A        A        A       A        A       A       A
Obligations
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Variable Rate Demand       A        A        A       A        A       A       A
Notes
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Warrants                   A        P        P       A        A       A       A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
When-Issued                A        A        A       A        A       A       A
Transactions
--------------------------------------------------------------------------------

1. Each of the Equity Fund, Quantitative Equity Fund, Special Values Fund, Balanced Fund and Personal Equity Fund may not invest more than 20% of its assets in ADRs and not more than 10% of its assets in other securities of foreign issuers (non-ADRs).
2. Securities are rated Baa or lower by Moody's or BBB or lower by S&P. Each Fund will not invest more than 35% of its total assets in such securities.
3. Not more than 20% of each Funds assets will be invested. The Funds will not purchase options to the extent that more than 5% of the value of a Fund's total assets would be invested in premiums on open put option positions or margin deposits on open positions as applicable.
4. No more than 30% of the Fund's assets will be committed to forward contracts at any time. This restriction does not include forward contracts entered into to settle securities transactions.
5. The value of these contracts together with the value of the Fund's investment in stock index futures contracts, options and options on futures contracts will not exceed 20% of the Fund's total assets.
6. Rated A or better by Moody's or S&P or of comparable quality as determined by the investment adviser. Each of the Balanced Fund, Fixed Income Fund, Intermediate Fixed Income Fund and Short-Term Income Fund may invest up to 5% of its assets in obligations rated Baa by Moody's or BBB by S&P or of comparable quality as determined by the investment adviser.
7. Rated Prime-1 by Moody's or A-1 by S&P or of comparable quality as determined by the investment adviser.
8. State Municipal Securities are subject to one or more of the following quality standards: rated A or better by Moody's or S&P ; up to 5% of total assets rated Baa by Moody's or BBB by S&P ; insured by a municipal bond insurance company rated AAA by S&P or Aaa by Moody's; secured by an irrevocable escrow of direct obligations of the U.S. government; or of comparable quality as determined by the investment adviser.
9. Collateralized Mortgage Obligations must be rated AAA or better or of comparable quality as determined by the investment adviser. Fixed Income Fund, Intermediate Fixed Income Fund, Short-Term Income Fund, and Balanced Fund each may invest up to 5% of its assets in CMOs rated Baa or better by Moody's or Baa or better by S&P.
10. Rated A or better by Moody's or S&P. Each Fund (except the Balanced Fund) may also invest up to 5% of its assets in securities rated Baa by Moody's or BBB by S&P.
11. Each Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.




Securities Descriptions and Techniques

Equity Securities

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Funds cannot predict the income they will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which a Fund may invest.

  Common Stocks

  Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

  Preferred Stocks

  Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. A Fund may also treat such redeemable preferred stock as a fixed income security.

   Securities of Other Investment Companies - Closed-End Funds

   The Fund may purchase closed-end funds that invest in foreign securities. Unlike open-end investment companies, like the Fund, closed-end funds issue a fixed number of shares that trade on major stock exchanges or over-the-counter. Also unlike open-end funds, closed-end funds do not stand ready to issue and redeem shares on a continuous basis. Closed-end funds often sell at a discount from net asset value (NAV).

   The Fund's investment in closed-end funds is subject to the 1940 Act's limits on investment in other mutual funds. Under the 1940 Act, each Fund may invest up to 5% of its total assets in any one mutual fund, but may not own more than 3% of any one mutual fund or invest more than 10% of its total assets in mutual funds as a group.

   Initial Public Offerings

   Under certain market conditions, the Fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the Advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

  Interests in Other Limited Liability Companies

  Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

  Real Estate Investment Trusts (REITs)

  REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

  Warrants

  Warrants give a Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

Master Limited Partnerships

A master limited partnership is a publicly owned limited partnership whose shares are bought and sold on an organized stock exchange.

Fixed Income Securities

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which a Fund may invest.

  Treasury Securities

  Treasury securities are direct obligations of the federal government of the United States. Investors regard treasury securities as having the lowest credit risks.

  Agency Securities

  Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full, faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Investors regard agency securities as having low credit risks, but not as low as treasury securities.

  The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

   Receipts

   Receipts are separately traded interest and principal component parts of bills, notes, and bonds issued by the U.S. Treasury that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS").

  Corporate Debt Securities

  Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely amount issuers.

  The credit risk of an issuer's debt security may also vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

  Commercial Paper

  Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

  Demand Instruments

  Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

   Noninvestment Grade Securities

   Lower-rated, fixed-income securities are securities rated below investment grade (i.e., BB or lower) by a nationally recognized rating service. There is no minimal acceptable rating for a security to be purchased or held by the Fixed Income Funds and the Fixed Income Funds may purchase or hold unrated securities and securities whose issuers are in default. Each of the Fixed Income Funds will limit their investment in noninvestment grade securities to no more than 10% of each Fund's total assets.

Mortgage Backed Securities

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class.

Sequential CMOS

In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.


PACs, TACs and Companion Classes

More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOs and POs

CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). Pos increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against market risks.

Floaters and Inverse Floaters

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z Classes and Residual Classes

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. IOs, POs, and Inverse Floaters are among the most volatile investment grade fixed income securities currently traded in the United States. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Asset Backed Securities

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Historically, borrowers are more likely to refinance their mortgage than any other type of consumer or commercial debt. In addition, some asset backed securities use prepayment to buy additional assets, rather than paying off the securities. Therefore, while asset backed securities may have some prepayment risks, they generally do not present the same degree of risk as mortgage backed securities.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. An investor must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Insurance Contracts

Insurance contracts include guaranteed investment contracts, funding agreements and annuities. A Fund may treat these contracts as fixed income securities.

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security after the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the investment adviser may evaluate the credit risk of a fixed income security based solely upon its credit enhancement. Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. Following a default, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

Convertible Securities

Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

A Fund may treat convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

Tax Exempt Securities

Tax exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

  General Obligation Bonds

  General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.


  Special Revenue Bonds

  Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, any shortfall in the tolls normally would result in a default on the bonds.

    Private Activity Bonds

    Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

    The interest on many types of private activity bonds is subject to the federal alternative minimum tax (AMT). The Municipal Funds may invest in bonds subject to AMT.

  Tax Increment Financing Bonds

  Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

  Municipal Notes

  Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

  Variable Rate Demand Instruments

  Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond thirteen months.

  Municipal Leases

  Municipalities frequently enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by failing to include the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale. The Fund typically invests in securities supported by pools of municipal leases. The most common type of lease backed securities are certificates of participation (COPs). However, the Fund may also invest directly in individual leases.

Foreign Securities

Foreign securities are securities of issuers based outside the United States. A Fund considers an issuer to be based outside the United States if:

 it is organized under the laws of, or has a principal office located in, another country;

 the principal trading market for its securities is in another country; or

 it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

  Depositary Receipts

  Depositary receipts represent interests in underlying securities issued by a foreign company. The foreign securities underlying American Depositary Receipts (ADRs) are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary Receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

  Foreign Exchange Contracts

  In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

  Foreign Government Securities

  Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European investment Bank and the Inter-American Development Bank.

  Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

   Brady Bonds

   Brady Bonds are U.S. dollar denominated debt obligations that foreign governments issue in exchange for commercial bank loans. The International Monetary Fund (IMF) typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. The principal amount of some Brady Bonds is collateralized by zero coupon U.S. Treasury securities which have the same maturity as the Brady Bonds. However, neither the U.S. government nor the IMF has guaranteed the repayment of any Brady Bond.

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

A Fund may trade in the following types of derivative contracts.

  Futures Contracts

  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

  Options

  Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

  A Fund, except the Wachovia Municipal Funds may engage in one or more of the following:

  Buy call options on securities, securities indices and futures contracts in anticipation of an increase in the value of the underlying asset.

  Buy put options on securities, securities indices and futures contracts in anticipation of a decrease in the value of the underlying asset.

  Write call options on securities, securities indices and futures contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

  Write put options on securities, securities indices and futures contracts (to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset). In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

  When the Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

  Buy or write options to close out existing options positions.


  Hybrid Instruments

  Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

  The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Special Transactions

  Repurchase Agreements

  Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the investment adviser.

  The Funds' custodian or subcustodian will take possession of the securities subject to repurchase agreements. The investment adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

  Repurchase agreements are subject to credit risks.

  Reverse Repurchase Agreements

  Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

  Delayed Delivery Transactions

  Delayed delivery transactions are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

    To Be Announced Securities (TBAs)

    As with other when issued transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.


  Dollar Rolls

  Dollar rolls are transactions where a Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage backed securities. Dollar rolls are subject to interest rate risks and credit risks.

  Securities Lending

  A Fund may lend portfolio securities to borrowers that the investment adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

  The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

  Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

  Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

Asset Coverage

In order to secure its obligations in connection with derivatives contracts or special transactions, a Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. The Funds will invest in other investment companies primarily for the purpose of investing their short-term cash on a temporary basis, however, the Funds may invest in high yield securities by investing in investment companies that invest primarily in such securities.

Investment Risks

Stock Market Risks

 The value of equity securities in a Fund's portfolio will rise and fall.
  These fluctuations could be a sustained trend or a drastic movement. A Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline and you could lose money.

 The investment adviser attempts to manage market risk by limiting the amount a Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Sector Risks

 Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the investment adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

 A substantial part of a Fund's portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, by issuers located in the same state, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political, or other developments which generally affect these issuers.

Liquidity Risks

 Trading opportunities are more limited for equity securities that are not widely held and for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

 Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

 OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Risks Related to Company Size

 Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

 Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Risks Related to Investing for Value

    Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

Risks Related to Investing for Growth

   Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Currency Risks

 Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

 The investment adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Risks of Foreign Investing

 The Equity Funds may invest in foreign securities. Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

 Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

 Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

Emerging Market Securities Risks

 Investing in the Emerging Markets Fund entails a substantial degree of risk.
  Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

 Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Leverage Risks

 Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

 Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

Interest Rate Risks

 Prices of fixed income securities rise and fall in response to interest rate changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

 Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks

 Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

 Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the investment adviser's credit assessment.

 Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

 Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks

 Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

 If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Prepayment Risks

 Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities.

  For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

  Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

 Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Risks Associated with Noninvestment Grade Securities

 Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Tax Risks

 In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

 Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall.


Investing in the S&P 500 Index (S&P 500)-Equity Index Fund

The Equity Index Fund is managed passively, in the sense that the traditional management functions of economic, financial and market analysis are limited to the extent that the Fund seeks to duplicate the composition of the S&P 500. Furthermore, a company's adverse financial circumstance will not require its elimination from the Fund's portfolio, unless the company's stock is removed from the Index by S&P. The Fund is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to approximate, as much as possible, the investment return of the securities that comprise the index. The Fund will select a stock for purchase into its investment portfolio based on the stock's inclusion and weighting in the Index, starting with the heaviest-weighted stock. Thus, the proportion of Fund assets invested in any one stock comprising the Index may not be identical to the percentage the particular stock represents in the Index.

On occasion, so as to respond to changes in the Index's composition, as well as corporate mergers, tender offers, and other circumstances, additional adjustments will be made in the Fund's portfolio. However, it is anticipated that these adjustments will occur infrequently, and the costs will be minimized. As a result, portfolio turnover is expected to be below that encountered in other investment company portfolios. Therefore, the accompanying costs, including accounting costs, brokerage fees, custodial expenses, and transfer taxes, are expected to be relatively low. While the cash flows into and out of the Fund will impact the Fund's portfolio turnover rate and the Fund's ability to duplicate the composition of the Index and approximate its performance, investment adjustments will be made, as practicably as possible, to account for these circumstances.

Since the Fund will seek to duplicate the Index's stock composition precisely, it is anticipated that the Fund's performance will approximate the performance of the Index. Factors such as the size of the Fund's portfolio, the size and timing of cash flows into and out of the Fund, changes in the securities markets and the Index itself, and the normal costs of a mutual fund will account for the difference between the performances of the Fund and the Index.

Investment Limitations

  Selling Short and Buying On Margin

  The Equity Fund, Quantitative Equity Fund, Growth & Income Fund, Equity Index Fund, Special Values Fund, Emerging Markets Fund, and Balanced Fund will not sell any securities short or purchase any securities on margin, other than in connection with buying stock index futures contracts, put options on stock index futures, put options on financial futures and portfolio securities, and writing covered call options, but may obtain such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities.

  The Short-Term Fixed Income Fund will not sell any securities short or purchase any securities on margin, other than in connection with put options on financial futures, put options on portfolio securities, and writing covered call options, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities.

  The Fixed Income Fund, Intermediate Fixed Income Fund, Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities. The deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

  Issuing Senior Securities and Borrowing Money

  The Funds will not issue senior securities, except that a Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed and except, with respect to the Equity Index Fund, Balanced Fund, Fixed Income Fund, Intermediate Fixed Income Fund and Short-Term Fixed Income Fund, as permitted by its investment objective and policies.

  The Funds (except for the Growth & Income Fund, the Intermediate Fixed Income Fund and the Virginia Municipal Bond Fund) will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. A Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding.

  The Personal Equity Fund, Blue Chip Value Fund, New Horizons Fund and International Equity Fund may borrow money, directly or indirectly, and issue senior securities, to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any Securities and Exchange Commission (SEC) staff interpretation thereof.

  Pledging Assets

  The Equity Fund, Growth & Income Fund, Quantitative Equity Fund, and Special Values Fund, Equity Index Fund, Balanced Fund, Fixed Income Fund, Intermediate Fixed Income Fund and Short-term Fixed Income Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, the Fund may mortgage, pledge, or hypothecate assets to secure such borrowings having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the borrowing. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of futures contracts and related options, and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.

  The Emerging Markets Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. For purposes of this limitation, the following will not be deemed to be pledges of the Fund's assets: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and (b) collateral arrangements with respect to (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts.

  The Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, South Carolina Municipal Bond Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of its total assets at the time of the pledge.

  Investing in Real Estate

  The Funds (except the Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund and Virginia Municipal Bond
  Fund) will not buy or sell real estate, including limited partnership interests, although a Fund may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

  The Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund will not buy or sell real estate, although a Fund may invest in municipal bonds secured by real estate or interests in real estate.

  Investing in Commodities

  The Funds will not buy or sell commodities, commodity contracts, or commodities futures contracts, except however, to the extent that the Wachovia Funds may engage in transactions involving futures contracts and related options.

  Underwriting

  The Funds will not underwrite any issue of securities, except as each Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies, and limitations.


  Diversification of Investments

  With respect to securities comprising 75% of the value of its total assets, the Funds (except Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund and Virginia Municipal Bond Fund) will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of each Fund's total assets would be invested in the securities of that issuer. Also, a Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

  Concentration of Investments

  The Wachovia Funds will not invest 25% or more of the value of their total assets in any one industry, except that a Fund may invest 25% or more of the value of its total assets in cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities.

  The Wachovia Municipal Funds will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in industrial development bonds or other securities, the interest upon which is paid from revenues of similar type projects. A Fund may invest 25% or more of the value of its total assets in cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies, or instrumentalities and repurchase agreements collateralized by such U.S. government securities.

  Lending Cash or Securities

  The Equity Fund, Growth & Income Fund, Special Values Fund, Personal Equity Fund, Balanced Fund, Fixed Income Fund, Intermediate Fixed Income Fund and Short-Term Fixed Income Fund will not lend any of their assets except portfolio securities, the market value of which do not exceed one-third of the value of a Fund's total assets.

  The Quantitative Equity Fund and Emerging Markets Fund will not lend any of their assets except portfolio securities.

  This shall not prevent the above Funds from purchasing or holding U.S. government obligations, money market instruments, demand master notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by each Fund's investment objective, policies, and limitations.

  The Equity Index Fund will not lend any of its assets except portfolio securities, the market value of which does not exceed one-third of the value of the Fund's total assets. This shall not prevent the purchase or holding of corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies and limitations.

  The Blue Chip Value Fund, New Horizons Fund and International Equity Fund will not lend any of their assets except portfolio securities. This shall not prevent the Funds from purchasing or holding U.S. government obligations, money market instruments, demand master notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Funds' investment objectives, policies and limitations.

  The Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund will not lend any assets except portfolio securities. The South Carolina Municipal Bond Fund will not lend any assets except portfolio securities up to one-third of the value of its total assets. The Funds may, however, acquire publicly or non-publicly issued municipal bonds or temporary investments or enter into repurchase agreements in accordance with each Fund's investment objective, policies, limitations and the Trust's Declaration of Trust.

  Investing in Restricted Securities

  The South Carolina Municipal Bond Fund will not invest more than 10% of the value of its net assets in securities subject to restrictions on resale under the Securities Act of 1933.


  Dealing in Puts and Calls

  The South Carolina Municipal Bond Fund will not buy or sell puts, calls, straddles, spreads, or any combination of these.

The above investment limitations cannot be changed by the Board of Trustees (Board) unless authorized by the "vote of a majority of its outstanding voting securities," as defined by the Investment Company Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

  Investing in Securities of Other Investment Companies

  The Funds will limit their investment in other investment companies to not more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of their total assets in any one investment company, and will invest no more than 10% of their total assets in investment companies in general, unless, they are permitted to exceed these limitations by action of the SEC. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary brokers' commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. It should be noted that investment companies incur certain expenses such as custodian and transfer agency fees, and therefore, any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

  However, the Equity Index Fund may invest in Standard & Poor's Depository Receipts (SPDRs), which represent interests in the portfolio of securities held by a unit investment trust, a type of investment company. SPDRs trade like shares of common stock on the American Stock Exchange and are intended to provide investment results that generally correspond to the price and yield performance of the S&P 500. The Fund's purchase of SPDRs are subject to the 3%, 5% and 10% limitations described above and secondary market purchases and sales are subject to ordinary brokerage commissions.

  Purchases on Margin

  The Personal Equity Fund, Blue Chip Value Fund, New Horizons Fund and International Equity Fund will not purchase securities on margin, provided that the Funds may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Funds may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, and other financial contracts or derivative instruments.

  Pledging Assets

  The Personal Equity Fund, Blue Chip Value Fund, New Horizons Fund and International Equity Fund will not mortgage, pledge, or hypothecate any of their assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

  Investing in Restricted Securities

  The Funds will not invest more than 10% of their total assets in securities subject to restrictions on resale under the Securities Act of 1933, except for certain restricted securities which meet the criteria for liquidity as established by the Trustees.

  Investing in Illiquid Securities

  The Funds will not invest more than 15% of their net assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options, non-negotiable time deposits with maturities over seven days, and certain securities not determined under guidelines established by the Trustees to be liquid.

  Investing in Put Options

  The Funds (except Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund and Virginia Municipal Bond Fund) will not purchase put options on securities, other than put options on stock indices, unless the securities are held in a Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

  The Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund will not buy or sell puts, calls, straddles, spreads, or any combination of these.

  Writing Covered Call Options

  The Funds will not write call options on securities unless the securities are held in a Fund's portfolio or unless a Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

  Investing in Warrants

  The Funds will not invest more than 5% of their net assets in warrants. No more than 2% of a Fund's net assets, to be included within the overall 5% limit on investments in warrants, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

  Purchasing Securities to Exercise Control

  The Funds will not purchase securities of a company for purposes of exercising control or management.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

For purposes of its policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association, having capital, surplus, and undivided profits in excess of $100,000,000 at the time of deposit, to be "cash items."

The Funds did not borrow money in excess of 5% of the value of their total assets during the last fiscal year and have no present intent to do so in the coming fiscal year.

Determining Market Value Of Securities

Market values of the Funds' portfolio securities are determined as follows:

 for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

 for bonds and other fixed income securities, at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service;

 for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and

for all other securities, at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider: institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

The Funds value futures contracts and options at their market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value.


Trading in Foreign Securities

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Board, although the actual calculation may be done by others.

WHAT DO SHARES COST?

Each Fund's NAV per Share fluctuates and is based on the market value of all securities and other assets of the Fund. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

Reducing or Eliminating the Front-End Sales Charge

You can reduce or eliminate the applicable front-end sales charge, as follows.

Quantity Discounts

Larger purchases of the same Share class reduce the sales charge you pay. You can combine purchases of Shares made on the same day by you, your spouse, and your children under age 21. In addition, purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined.

Accumulated Purchases

If you make an additional purchase of Shares, you can count previous Share purchases still invested in the Fund in calculating the applicable sales charge on the additional purchase.

Concurrent Purchases

You can combine concurrent purchases of the corresponding Share class of two Funds in calculating the applicable sales charge.

Letter of Intent

You can sign a letter of intent committing to purchase a certain amount of the same or corresponding class of Shares within a 13 month period in order to combine such purchases in calculating the applicable sales charge. The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete your commitment, the escrowed Shares will be released to your account. If you do not complete your commitment within 13 months, the custodian will redeem an appropriate number of escrowed Shares to pay for the applicable sales charge.

Reinvestment Privilege

You may reinvest, within 90 days, your Share redemption proceeds at the next determined NAV, without any sales charge. This sales charge elimination is offered because a sales charge was previously assessed.

Reducing or Eliminating the Contingent Deferred Sales Charge

These reductions or eliminations are offered because no sales commissions have been advanced to the selling financial intermediary, the shareholder has already paid a Contingent Deferred Sales Charge (CDSC), or nominal sales efforts are associated with the original purchase of Shares.

Upon notification to the Distributor or the Fund's transfer agent, no CDSC will be imposed on redemptions:

o following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of the last surviving shareholder;

o representing minimum required  distributions from an Individual
      Retirement Account or other retirement plan to a shareholder who has attained the age of 70-1/2;

o which are involuntary redemptions of shareholder accounts that do not comply with the minimum balance requirements;

o representing up to 10% of the value of Class B Shares and Class C Shares subject to a Systematic Withdrawal Program;

o of Shares that represent a reinvestment within 90 days of a previous redemption that was assessed a CDSC;

o of Shares held by the Trustees, employees, and sales representatives of the employees of any financial intermediary that sells Shares pursuant to a sales agreement with the Distributor; and the immediate family members of the foregoing persons; and

o of Shares originally purchased through a bank trust department, a registered investment adviser or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other financial intermediary, to the extent that no payments were advanced for purchases made through such entities.

HOW ARE THE FUNDS SOLD?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

Sales Charge Reallowances

The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays up to 90% (and as much as 100%) of this charge to investment professional for sales and/or administrative services. Any payments to investment professional in excess of 90% of the front-end sales charge are considered supplemental payments. The Distributor retains any portion not paid to a financial intermediary. In addition, the Distributor may pay investment professionals 0.25% of the purchase price of $1 million or more of Class A Shares that its customer has not redeemed over the first year. The Adviser may reimburse the Distributor for amounts paid under this program.

Rule 12b-1 Plan

As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professional such as banks, broker/dealers, trust departments of bank, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professional) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Fund achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. Also, the Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Funds may compensate the Distributor more or less than its actual marketing expenses. In no event will a Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

Federated Investors, Inc. (Federated) and its subsidiaries may benefit from arrangements where the Rule 12b-1 Plan fees related to Class B Shares may be paid to third-parties who have advanced commissions to investment professional.

Shareholder Services

The Fund may pay Federated Administrative Services, a subsidiary of Federated, for providing shareholder services and maintaining shareholder accounts. Federated Services Company may select others to perform these services for their customers and may pay them fees.


HOW TO BUY SHARES

Purchases at Net Asset Value

Class A Shares of a Fund may be purchased at NAV, without an initial sales charge, by investment advisers registered under the Investment Adviser's act of 1940, purchasing on behalf of their clients, by Wachovia Bank, or affiliates for funds which are held in fiduciary, advisory, agency, custodial, or similar capacity, and for which Wachovia Bank, or an affiliate or a third party will provide shareholder services for a fee paid by one of the Funds, and by trustees, officers, directors and retired directors, advisory board members, employees and spouses and children under the age of 21 of such persons, and any trusts, or individual retirement accounts operated for such persons.

Class A Shares may also be purchased at NAV through reinvestment of the distribution proceeds from a retirement plan within 90 days of the distribution. In order to qualify, the investor must notify the fund or its distributor prior to investment.

Through A Retirement Program

Class A Shares may be purchased at NAV by participants in Qualified Retirement Plans for which Wachovia Bank, or an affiliate, had previously, but no longer, serves in an administrative or fiduciary capacity. Purchases made by or through a Qualified Retirement Plan that has in excess of an aggregate investment of $500,000 in certain Delaware Group Funds and any portfolios of The Wachovia Funds and purchases made by companies participating in a Qualified Retirement Plan that has at least 100 employees will be made at NAV, without the imposition of the sales charge. Purchases made by any Qualified Retirement Plan that has an aggregate investment of over $500,000 in the Wachovia Funds may also purchase at NAV.

Participants in Qualified Retirement Plans for which Paychex, Inc. serves as participant recordkeeper may redeem Class B Shares without the imposition of a contingent deferred sales charge.

Class Y Shares are available to accounts serviced by the trust business units of Wachovia, including Qualified Retirement Plans. In addition, other Qualified Retirement Plans with total plan assets in excess of $250 million may purchase Class Y Shares. Class Y Shares are also offered to participants in Qualified Retirement Plans that offer a Wachovia Fund as an investment option through a program known as "Institutional Solutions" marketed by Delaware Investment and Retirement Services, Inc. A plan is considered a Qualified Retirement Plan if the plan is intended to qualify under Section 401(a) of the Internal Revenue Code of 1986 as amended.

Investment Advisory Customers

Class Y Shares are also offered to institutions and individuals with whom Wachovia Funds Advisers, a business unit of Wachovia Bank, has a contract to provide investment advisory services.

Former Trust Customers

Former trust customers of Wachovia Bank, N.A. whose trust relationship transferred to State Street Bank & Trust Company during the period September 3, 1999 through June 30, 2000 may continue to hold the Class Y Shares of The Wachovia Funds.

Exchanging Securities For Shares

You may contact the Distributor to request a purchase of Shares in an exchange for securities you own. The Funds reserve the right to determine whether to accept your securities and the minimum market value to accept. Each Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.


Subaccounting Services

Investment professionals are encouraged to open single master accounts. However, certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services they provide that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Conversion to Federal Funds

It is each Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Wachovia Bank acts as the shareholders' agent in depositing checks and converting them to federal funds.

HOW TO EXCHANGE SHARES

Qualified Retirement Plan Participants

Participants in a Delaware/Wachovia Qualified Retirement Plan are permitted to:

 exchange all or part of their Class A Shares of other eligible Delaware
  Funds, as well as Eligible Wachovia Funds at NAV; and

 exchange all or part of their Eligible Wachovia Fund shares into Class A
  Shares of the Eligible Delaware Funds, at NAV.

However, a participant in any Retirement Plan that has an aggregate investment of $1 million or less in the Eligible Funds who exchanges into an Eligible Fund from the Money Fund must pay the applicable front-end sales charge at the time of the exchange (unless the Money Fund shares were acquired in an exchange from an Eligible Fund subject to a front-end sales charge or by reinvestment of dividends).

HOW TO REDEEM SHARES

Redemption In Kind

Although the Funds intend to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of a Fund's portfolio securities.

Because the Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Board determines that payment should be in kind. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

ACCOUNT AND SHARE INFORMATION

Voting Rights

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All classes of each Fund in a Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders will be called by the Trustees upon the written request of shareholders who own at least 10% of each Trust's outstanding shares of all series entitled to vote.

As of January 2, 2002, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares of the Funds.

--------------------------------------------------------------------------------
Shareholder Name              Fund                         Share     Percentage
Address                                                    Class     Owned
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Aetna Life and Annuity        Special Values Fund          A         6.27%
-----------------------       -------------------          -         -----
Company
-------
151 Farmington Avenue #TN41
Hartford, CT

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Wachovia Securities, Inc.     Personal Equity Fund         A         7.26%
-------------------------     --------------------         -         -----
P.O. Box 1220                 Personal Equity Fund         B         99.67%
-------------                 --------------------         -         ------
Charlotte, NC                 Balanced Fund                C         90.55%
--------------                -------------                -         ------
                              Balanced Fund                C         35.65%
                              -------------                -         ------
                              Blue Chip Value Fund         A         25.81%
                              --------------------         -         ------
                              Blue Chip Value Fund         B         48.88%
                              --------------------         -         ------
                              Blue Chip Value Fund         C         99.17%
                              --------------------         -         ------
                              Growth & Income Fund         B         64.14%
                              --------------------         -         ------
                              Growth & Income Fund         C         96.81%
                              --------------------         -         ------
                              Special Values Fund          C         33.54%
                              -------------------          -         ------
                              Intermediate Fixed Income    C         99.24%
                              --------------------------   -         ------
                              Fund                         A         6.57%
                              ----                         -         -----
                              Fixed Income Fund            B         18.69%
                              -----------------            -         ------
                              Fixed Income Fund            C         99.79%
                              -----------------            -         ------
                              Fixed Income Fund            B         29.52%
                              -----------------            -         ------
                              Equity Index Fund            C         18.28%
                              -----------------            -         ------
                              Equity Index Fund            C         77.06%
                              -----------------            -         ------
                              Equity Fund                  A         5.00%
                              -----------                  -         -----
                              Emerging Markets Fund        B         85.75%
                              ---------------------        -         ------
                              Emerging Markets Fund        C         43.93%
                              ---------------------        -         ------
                              Emerging Markets Fund        B         90.80%
                              ---------------------        -         ------
                              Short Term Fixed Income Fund C         97.37%
                              ---------------------------- -         ------
                              Short Term Fixed Income Fund A         24.66%
                              ---------------------------- -         ------
                              International Equity Fund    B         84.88%
                              -------------------------    -         ------
                              International Equity Fund    C         99.76%
                              -------------------------    -         ------
                              International Equity Fund    A         24.16%
                              -------------------------    -         ------
                              Georgia Municipal Bond Fund  A         5.88%
                              ---------------------------  -         -----
                              North Carolina Municipal
                              ------------------------
                              Bond Fund
                              ---------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Eric E. Larsen                Special Values Fund          C         5.73%
--------------                -------------------          -         -----
Anne S. Larsen
--------------
250 W. 99th Street, Apt #8A
New York, NY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Merchants Trust Company       Special Values Fund          C         5.74%
-----------------------       -------------------          -         -----
P.O. Box 8490
-------------
Burlington, VT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Wachovia Bank of NC, N.A.     Special Values Fund          Y         11.91%
-------------------------     -------------------          -         ------
100 North Main Street
---------------------
Winston Salem, NC
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Putnam Fiduciary Trust        Special Values Fund          Y         12.74%
-----------------------       -------------------          -         ------
Company
-------
One Investors Way MS N4E
Norwood, MA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
First Union National Bank     Blue Chip Value Fund         Y         45.33%
-------------------------     --------------------         -         ------
1525 West WT Harris Blvd.     Growth and Income Fund       Y         28.91%
-------------------------     ----------------------       -         ------
Charlotte, NC                 Special Values Fund          Y         17.62%
--------------                -------------------          -         ------
                              Equity Index Fund            Y         10.99%
                              -----------------            -         ------
                              Equity Fund                  Y         27.91%
                              -----------                  -         ------
                              Emerging Markets Fund        Y         12.44%
                              ---------------------        -         ------
                              Quantitative Equity Fund     Y         19.96%
                              ------------------------     -         ------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mahlon B. Dewey               Intermediate Fixed Income    A         8.63%
---------------               --------------------------   -         -----
P.O. Box 971                  Fund
------------                  ----
Arlington, VA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael Wren Meakin           Intermediate Fixed Income    A         5.20%
-------------------           --------------------------   -         -----
P.O. Box 3460                 Fund
-------------                 ----
Norfolk, VA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Wachovia Bank, N.A.           Personal Equity Fund         A         82.91%
-------------------           --------------------         -         ------
301 N. Church Street          Blue Chip Value Fund         Y         34.77%
--------------------          --------------------         -         ------
Winston Salem, NC             Fixed Income Fund            B         34.14%
------------------            -----------------            -         ------
                              Emerging Markets Fund        Y         24.40%
                              ---------------------        -         ------
                              International Equity Fund    Y         30.61%
                              -------------------------    -         ------
                              South Carolina Municipal     Y         5.18%
                              -------------------------    -         -----
                              Bond Fund
                              ---------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Federated Disbursing Corp.    Personal Equity Fund         C         99.99%
--------------------------    --------------------         -         ------
Federated Investors Tower     Intermediate Fixed Income    B         100.01%
-------------------------     --------------------------   -         -------
Pittsburgh, PA                Fund
---------------               ----
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AMVESCAP National Trust       Balanced Fund                A         6.29%
------------------------      -------------                -         -----
Company                       Fixed Income Fund            A         31.74%
-------                       -----------------            -         ------
1855 Gateway Blvd. Ste. 500   Equity Index Fund            A         19.06%
---------------------------   -----------------            -         ------
Concord, CA                   Equity Fund                  A         18.95%
------------                  -----------                  -         ------
                              Emerging Markets Fund        A         11.65%
                              ---------------------        -         ------
                              Quantitative Equity Fund     C         100%
                              ------------------------     -         ----
                              Short Term Fixed Income Fund A         38.10%
                              ---------------------------- -         ------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Wachovia Bank, N.A.           Balanced Fund                Y         6.25%
-------------------           -------------                -         -----
P.O. Box 3073
-------------
Winston Salem, NC
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Wachovia Bank, N.A.           Fixed Income Fund            A         10.87%
-------------------           -----------------            -         ------
301 N. Main Street            Equity Index Fund            Y         12.05%
------------------            -----------------            -         ------
Winston Salem, NC             Emerging Markets Fund        A         21.43%
-----------------             ---------------------        -         ------
                              Short Term Fixed Income Fund Y         35.63%
                              ---------------------------- -         ------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Trustlynx & Co.               Equity Index Fund            A         12.03%
---------------               -----------------            -         ------
P.O. Box 173736
---------------
Denver, CO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
State Street Bank & Trust     Equity Index Fund            Y         6.66%
--------------------------    ------------------           -         -----
Company
-------
200 Newport Avenue
------------------
North Quincy, MA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Donaldson Lufkin Jenrette     Emerging Markets Fund        C         55.12%
--------------------------    ----------------------       -         ------
Securities Corp.
----------------
P.O. Box 2052
Jersey City, NJ
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Delaware Management Trust Co. Short Term Fixed Income Fund A         5.39%
----------------------------- ---------------------------- -         -----
P.O. Box 566 Highway 221
------------------------
Forest, VA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Federated Administrative      International Equity Fund    B         6.05%
Services
Federated Investors Tower
Pittsburgh, PA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. Trust Company of North   International Equity Fund    Y         26.22%
----------------------------  -------------------------    -         ------
Carolina
--------
P.O. Box 26262
Greensboro, NC
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Geraldine M. Catterson        Georgia Municipal Bond Fund  A         8.13
----------------------        ---------------------------  -         ----
14 Silhouette Court
-------------------
Newnan, GA 30265-3128
--------------------------------------------------------------------------------
Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION

Federal Income Tax

Each Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, the Funds will not receive special tax treatment and will be subject to federal corporate income tax.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trusts' other portfolios will be separate from those realized by the Fund.

Foreign Investments

If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

The Wachovia Municipal Funds Tax Information

Shareholders of The Wachovia Municipal Funds are not required to pay federal regular income tax on any dividends received from these Funds that represent net interest on tax-exempt municipal bonds ("exempt-interest dividends"). However, dividends representing net interest income earned on some municipal bonds may be included in calculating the federal alternative minimum tax.

The alternative minimum tax, equal to up to 28% of alternative minimum taxable income for individuals and 20% for corporations, applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and increased or reduced by certain alternative minimum tax adjustments.

Interest on certain "private activity" bonds issued after August 7, 1986, is a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons, and other public facilities, private activity bonds provide benefits to private parties. A Fund may purchase all types of municipal bonds, including private activity bonds. If a Fund purchases any such bonds, a portion of its dividends may be treated as a tax preference item.

In addition, in the case of a corporate shareholder, exempt-interest dividends may become subject to the 20% corporate alternative minimum tax because the dividends are included in a corporation's "adjusted current earnings." The corporate alternative minimum tax treats 75% of the excess of the taxpayer's "adjusted current earnings" over the taxpayer's preadjustment alternative minimum taxable income as an alternative minimum tax adjustment. "Adjusted current earnings" is based upon the concept of a corporation's "earnings and profits." Since "earnings and profits" generally includes the full amount of any Fund dividend (including exempt-interest dividends), and preadjustment alternative minimum taxable income does not include exempt-interest dividend to municipal bonds which are not private activity bonds, 75% of the difference will be included in the calculation of the corporation's alternative minimum tax.

Shareholders should consult with their tax advisers to determine whether they are subject to the alternative minimum tax and, if so, the tax treatment of dividends paid by a Fund.

Dividends of a Fund representing net interest income earned on some taxable temporary investments and any realized net short-term gains are taxed as ordinary income. Distributions representing net long-term capital gains realized by a Fund, if any, will be taxable to its shareholders as long-term capital gains regardless of the length of time the shareholders have held their shares.

These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and other distributions is provided annually.

Georgia And North Carolina Taxes

Under existing Georgia and North Carolina laws, shareholders of the Georgia Municipal Bond Fund and North Carolina Municipal Bond Fund will not be subject to Georgia or North Carolina income taxes, respectively, on Fund dividends to the extent that such dividends represent exempt-interest dividends as defined in the Code, which are directly attributable to (i) interest on obligations issued by or on behalf of the States of Georgia or North Carolina, respectively, or their respective political subdivisions; or (ii) interest on obligations of the United States or any other issuer whose obligations are exempt from state income taxes under federal law.

To the extent that Fund dividends are attributable to other sources, such dividends will be subject to the relevant state's income taxes.

South Carolina Taxes

Under current South Carolina law, shareholders of the South Carolina Municipal Bond Fund who are subject to South Carolina individual or corporate income taxes will not be subject to such taxes on Fund dividends to the extent that such dividends qualify as either (1) exempt-interest dividends under the Code, which are derived from interest on obligations of the state of South Carolina or any of its political subdivisions; (2) dividends derived from interest on certain obligations of the United States; and (3) dividends derived from interest on obligations of any agency or instrumentality of the United States that is prohibited by federal law from being taxed by a state or any political subdivision of a state. To the extent that Fund dividends are attributable to other sources, such dividends will be subject to South Carolina taxes.


Virginia Taxes

Distributions by the Virginia Municipal Bond Fund to a shareholder will not be subject to the Virginia income tax to the extent that the distributions are attributable to income received by the Fund as interest from Virginia Municipal Securities. Additionally, distributions by the Virginia Municipal Bond Fund to a shareholder will not be subject to the Virginia income tax to the extent that the distributions are attributable to interest income from United States obligations exempted from state taxation by the United States Constitution, treaties, and statutes. These Virginia income tax exemptions will be available only if the Fund complies with the requirement that at least 50% of the Fund's assets consist of obligations the interest on which is exempt from federal income tax at the close of each taxable quarter.

Other State And Local Taxes

Income from The Wachovia Municipal Funds is not necessarily free from state income taxes in states other than Georgia, North Carolina, or South Carolina, or the Commonwealth of Virginia, respectively, or from personal property taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?

Boards Of Trustees

The Boards are responsible for managing the Trusts' business affairs and for exercising all the Trusts' powers except those reserved for the shareholders. Information about each Board member is provided below and includes the following data: name, address, birthdate, present position(s) held with the Trusts, principal occupations for the past five years, total compensation received as a Trustee from the Trusts for their most recent fiscal year. The Wachovia Funds are comprised of 19 Funds, The Wachovia Municipal Funds are comprised of four funds, and The Wachovia Variable Insurance Funds are comprised of three funds; together they form the Fund Complex.

An asterisk (*) denotes a Trustee who is deemed to be an interested person as defined in the Investment Company Act of 1940.

As of January 2, 2002, the Funds' Boards and Officers as a group owned less than 1% of the Funds' outstanding Class A, B and Y Shares.


---------------------------------------------------------------------------
          Name            Occupations for past 5   Aggregate Compensation
       Birthdate                   Years              from Fund Complex
        Address
  Position with Trusts
---------------------------------------------------------------------------
---------------------------------------------------------------------------
James A. Hanley          Retired; Vice President   $38,000
----------------         ------------------------  -------
August 13, 1931          and Treasurer, Abbott
4272 Sanctuary Way       Laboratories (health
Bonita Springs, FL       care products) (until
-------------------      ---------------------
Trustee                  1992).
-------                  ------
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Samuel E. Hudgins        Managing Partner, Pilot   $43,250
------------------       ------------------------  -------
March 4, 1929            Partners, LLC
--------------           -------------
715 Whitemere Court,     (management consulting);
---------------------    ------------------------
N.W.                     Hudgins Consulting, LLC
-----                    -----------------------
Atlanta, GA              (independent
------------             ------------
Trustee                  consultant)(until
-------                  -----------------
                         December 2000);
                         President, Percival
                         Hudgins & Company, LLC
                         (investment
                         bankers/financial
                         consultants)(until
                         September 1997);
                         Director, Atlantic
                         American Corporation
                         (insurance holding
                         company).


---------------------------------------------------------------------------

---------------------------------------------------------------------------
D. Dean Kaylor           Retired; Executive Vice   $33,750
---------------          ------------------------  -------
June 29, 1930            President and Chief
2835 Greenbriar          Financial Officer, NBD
Harbor Springs, MI       Bank, N.A. and NBD
Trustee                  Bancorp, Inc. (bank and
                         bank holding company)
                         ---------------------
                         (until 1990).
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Alvin J. Schexnider,     Director, Office of       $36,750
---------------------    --------------------      -------
Ph.D.                    Health Policy
------                   -------------
May 26, 1945             Development, Wake Forest
-------------            ------------------------
3174 Turkey Hill Road    University School of
----------------------   --------------------
Winston-Salem, NC        Medicine (since February
------------------       ------------------------
Trustee                  2000); Chancellor,
-------                  ------------------
                         Winston-Salem State
                         University (1996 to
                         January 2000); Formerly,
                         Vice Provost, Virginia
                         Commonwealth University
                         (1987 to 1996).
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Charles S. Way, Jr.*     Chairman and CEO, The     $36,750
---------------------    ----------------------    -------
December 18, 1937        Beach Company and its
------------------       ---------------------
211 King Street Suite    various affiliated
----------------------   ------------------
300                      companies and
----                     -------------
Charleston, SC           partnerships; serves as
---------------          -----------------------
Trustee                  Secretary of Commerce
-------                  ---------------------
                         for the State of South
                         Carolina.


---------------------------------------------------------------------------
---------------------------------------------------------------------------
John W. McGonigle        Executive Vice President  $0
------------------       ------------------------- --
October 26, 1938         and Secretary of the
-----------------        --------------------
Federated Investors      Federated Fund Complex;
--------------------     -----------------------
Tower                    Executive Vice
------                   --------------
Pittsburgh, PA           President, Secretary and
---------------          ------------------------
President and Treasurer  Director, Federated
-----------------------  -------------------
                         Investors, Inc.;
                         ----------------
                         Trustee, Federated
                         ------------------
                         Investment Management
                         ---------------------
                         Company and Federated
                         ---------------------
                         Investment Counseling;
                         ----------------------
                         Director, Federated
                         -------------------
                         Global Investment
                         -----------------
                         Management Corp,
                         ----------------
                         Federated Services
                         ------------------
                         Company and Federated
                         ---------------------
                         Securities Corp.
                         ----------------
---------------------------------------------------------------------------
---------------------------------------------------------------------------
R. Edward Bowling        Senior Vice President,    $0
-----------------        -----------------------   --
March 25, 1958           Wachovia Bank, N.A;
--------------           -------------------
Wachovia Bank, N.A.      Manager, Product
--------------------     ----------------
100 North Main           Development and
--------------           ---------------
Winston-Salem, NC        Investment Solutions,
-----------------        ---------------------
Vice President           Wachovia Fund Advisers.
---------------          -----------------------

---------------------------------------------------------------------------
---------------------------------------------------------------------------
James Ostrowski          Assistant Vice            $0
----------------         ---------------           --
November 17, 1959        President, Federated
Federated Investors      Services Company.
Tower
Pittsburgh, PA
Vice President and
Assistant Treasurer
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Gail C. Jones            Vice President and        $0
-------------            -------------------       --
October 26, 1953         Corporate Counsel,
Federated Investors      Federated Services
Tower                    Company.
Pittsburgh, PA
Secretary
---------------------------------------------------------------------------



Investment Adviser

Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Funds. EIMC is subsidiary of Wachovia Corporation (formerly First Union Corporation). Wachovia Corporation is located at 201 South College Street, Charlotte, North Carolina 28288-0630. EIMC is located at 200 Berkeley Street, Boston, Massachusetts, 02116.
Tattersall Advisory Group, Inc. (TAG) is the investment sub-advisor to the Fixed Income Fund, Intermediate Fixed Income Fund, Short-Term Fixed Income Fund and the fixed income portion of the Balanced Fund. TAG is a subsidiary of Wachovia Corporation and is located at 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

INVESTMENT ADVISORY AGREEMENT
On behalf of each Fund, the Trusts have entered into an interim investment advisory agreement with the Funds' investment advisor (the "Interim Advisory Agreement"). Under the Interim Advisory Agreement, and subject to the supervision of the Trusts' Board of Trustees, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

Each Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Rule 12b-1 Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund.

The Interim Advisory Agreement continues in effect unless sooner terminated until May 30, 2002. The Interim Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Interim Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

In addition to the Interim Advisory Agreement, the Board of Trustees has also approved a long-term advisory agreement with EIMC. This agreement, which is substantially identical to the Interim Advisory Agreement, is subject to shareholder approval. The Board of Trustees has called a shareholder meeting for May 13, 2002 in order to seek shareholder approval of the long-term agreement, as well as approval of the proposed reorganization of the Funds into Evergreen Funds.

In approving both Advisory Agreements, the Board of Trustees reviewed, on a Fund by Fund basis, the management fees and other expenses and compared the data to that of Funds of comparable size and investment objectives in the Lipper peer group. In addition, the Board of Trustees considered its discussions with management on the personnel and resources committed to management of the Funds and the nature and quality of the service provided to the Funds.

Code of Ethics Restrictions on Personal Trading

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

Brokerage Transactions

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the investment adviser looks for prompt execution of the order at a favorable price. The investment adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The investment adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the investment adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The investment adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the investment adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the investment adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The investment adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

For the fiscal year ended, November 30, the Fund's Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these brokerage commissions was $0 for 2001, $117,699.25 for 2000, and $135,774.40 for 1999.

Investment decisions for the Fund are made independently from those of other accounts managed by the investment adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the investment adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

Administrator

Federated Services Company, a subsidiary of Federated provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of the Funds in the Trusts (excluding Wachovia Prime Cash Management Fund) as specified below:

-----------------------------------------------------
     Maximum         Average Aggregate Daily Net
 Administrative          Assets of the Funds
       Fee
-----------------------------------------------------
-----------------------------------------------------
       .10 of 1%             on the first $3.5
                             billion
-----------------------------------------------------
-----------------------------------------------------
       .06 of 1%             on $3.5 billion to
                             $5.0 billion
-----------------------------------------------------
-----------------------------------------------------
       .04 of 1%             on $5.0 billion to $10
                             billion
-----------------------------------------------------
-----------------------------------------------------
       .03 of 1%             on $10.0 billion to
                             $20.0 billion
-----------------------------------------------------
-----------------------------------------------------
       .02 of 1%             on assets in excess of
                             $20.0 billion
-----------------------------------------------------

Custodian

Wachovia Bank, N.A., is custodian (the Custodian) for the securities and cash of the Funds. Under the Custodian Agreement, the Custodian holds the Funds' portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services to be provided to the Trusts pursuant to the Custodian Agreement, the Trusts pay the Custodian an annual fee based upon the average daily net assets of the Funds and which is payable monthly. The Custodian will also charge transaction fees and out-of-pocket expenses. Foreign instruments purchased by the Funds are held by foreign banks participating in a network coordinated by State Street Bank.

Transfer Agent And Dividend Disbursing Agent

Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, also provides certain accounting and recordkeeping services with respect to the Funds' portfolio investments.

Independent Auditors

The independent auditors for the Fund, Ernst & Young LLP, conducts its audits in accordance with accounting standards generally accepted in the United States of America, which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement

Fees Paid By the Funds for Services

--------------------------------------------------------------------------------------------
Fund              Advisory Fee Paid/       Brokerage Commissions   Administrative Fee Paid
                 Advisory Fee Waived                Paid
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
              For the fiscal year ended     For the fiscal year      For the fiscal year
-             --------------------------    --------------------     --------------------
                     November 30,            ended November 30,       ended November 30,
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
               2001      2000     1999     2001     2000    1999    2001    2000     1999
-              ----      ----     ----     ----     ----    ----    ----    ----     ----
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Equity Fund  $2,422,164$2,892,93$2,103,351$250,381$302,430 $215,427$250,739$295,749$250,356
             $14,025   $0       $0
             -------   --       --
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Quantitative $3,934,039$5,140,38$3,185,116$454,760$224,319 $315,385$407,258$525,723$370,364
---------------------------------------------------------- --------------------------------
Equity Fund  $13,819   $0       $0
-----------  -------   --       --
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Growth &     $1,616,094$2,286,02$2,356,482$271,958$139,700 $265,064$167,284$233,840$281,898
---------    --------------------------------------------- --------------------------------
Income Fund  $75,919   $0       $0
-----------  -------   --       --
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Equity       $1,237,434$1,635,45$1,507,843$44,052 $19,744  $37,596 $299,002$390,350$419,626
-------      ------------------------------------ -------  ------- ------------------------
Index Fund   45,785    $0       $0
----------   ------    --       --
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Special      $1,956,743$1,500,34$1,322,706$374,164N/A      $288,501$177,778$134,248$137,842
--------     ----------------------------------------      --------------------------------
Values Fund  $0        $0       $3,432
-----------  --        --       ------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Emerging     $1,692,798$2,154,00$1,655,474$673,189$708,127 $626,976$122,711$154,253$137,802
---------    --------------------------------------------- --------------------------------
Markets Fund $0        $0       $0
------------ --        --       --
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Personal     $2,337,851$3,170,27$990,713  $364,854$168,658 $102,637$242,045$324,259$104,036
---------    ---------------------------  ---------------- --------------------------------
Equity Fund  $49,064   $0       $15,909
-----------  -------   --       -------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Balanced     $3,824,012$4,845,08$3,422,031$240,522$331,501 $240,357$396,086$495,572$402,347
Fund         $295,191  $315,391 $372,597
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Blue Chip    $9,484    N/A      N/A       $4,529  N/A      N/A     $987    N/A     N/A
----------   ------    ---      ---       ------  ---      ---     ----    ---     ---
Value Fund   $9,484
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
New          $7,770    N/A      N/A       $2,895  N/A      N/A     $807    N/A     N/A
----         ------    ---      ---       ------  ---      ---     ----    ---     ---
Horizons     $7,770
Fund
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
International$43,585   N/A      N/A       $16,288 N/A      N/A     $3,212  N/A     N/A
--------------------   ---      ---       ------- ---      ---     ------  ---     ---
Equity Fund  $43,585
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Fixed        $3,604,244$3,370,98$2,163,987$23,969 $28,602  $42,239 $436,359$402,249$291,783
------       ------------------------------------ -------  ------- ------------------------
Income Fund  $36,090   $8,909   $110,201
-----------  -------   ------   --------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Intermediate $807,445  $805,699 $635,402  $2,576  $2,097   $12,134 $97,713 $96,161 $86,913
---------------------  -------- --------  ------  ------   ------- ------- ------- -------
Fixed        $38,864   $13,597  $42,003
------       -------   -------  -------
Income Fund
-----------
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Fund              Advisory Fee Paid/       Brokerage Commissions   Administrative Fee Paid
                 Advisory Fee Waived                Paid
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
              For the fiscal year ended     For the fiscal year      For the fiscal year
-             --------------------------    --------------------     --------------------
                     November 30,            ended November 30,       ended November 30,
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
               2001      2000     1999     2001     2000    1999    2001    2000     1999
-              ----      ----     ----     ----     ----    ----    ----    ----     ----
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Short-Term   $256,792  $261,156 $310,181  N/A     N/A      N/A     $33,899 $34,005 $47,798
-----------  --------  -------- --------  ---     ---      ---     ------- ------- -------
Fixed        $94,498   $80,982  $78,764
------       -------   -------  -------
Income Fund
-----------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Georgia      $896,744  $821,219 $418,853  N/A     N/A      N/A     $86,881 $78,402 $43,476
--------     --------  -------- --------  ---     ---      ---     ------- ------- -------
Municipal    $369,394  $353,095 $198,440
----------   --------  -------- --------
Bond Fund
---------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
North        $3,256,594$3,206,21$1,466,791N/A     N/A      N/A     $315,322$306,121$151,115
------       --------------------------------     ---      ---     ------------------------
Carolina     $1,146,667$1,132,43$568,554
---------    ---------------------------
Municipal
---------
Bond Fund
---------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
South        $2,552,267$2,538,77$1,507,188N/A     N/A      N/A     $247,119$242,390$160,810
------       --------------------------------     ---      ---     ------------------------
Carolina     $993,026  $990,249 $709,176
---------    --------  -------- --------
Municipal
---------
Bond Fund
---------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Virginia     $991,266  $975,738 $876,247  N/A     N/A      N/A     $97,272 $94,417 $98,127
---------    --------  -------- --------  ---     ---      ---     ------- ------- -------
Municipal    $380,412  $402,103 $344,472
----------   --------  -------- --------
Bond Fund
---------
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Funds                           For the fiscal year ended November 30, 2001
-----                           -------------------------------------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                           12b-1 Fee                     Shareholder Services Fee
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                 Class B Shares Class C Shares Class A Shares Class B Shares Class C Shares
-                -------------- -------------- -------------- -------------- --------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Equity Fund         $72,060         $3,141        $242,203       $24,020     $1,047
-----------         -------         ------        --------       -------     ------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Quantitative        $150,874         $198         $171,569       $50,291     $66
-------------       --------         ----         --------       -------     ---
Equity Fund
-----------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Growth & Income       $771           $ 27         $164,103         $257      $9
----------------      ----           ----         --------         ----      --
Fund
----
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Equity Index         $4,605        $10,112        $328,757        $1,535     $3,371
-------------        ------        -------        --------        ------     ------
Fund
----
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Special Values       $5,372         $1,543        $174,871        $1,791     $514
---------------      ------         ------        --------        ------     ----
Fund
----
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Emerging              $23            $34          $38,754           $8       $11
---------             ---            ---          -------           --       ---
Markets Fund
------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Personal Equity       $153           N/A           $2,824          $51       N/A
----------------      ----           ---           ------          ---       ---
Fund
----
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Balanced Fund       $172,063        $2,422        $446,376       $57,354     $807
-------------       --------        ------        --------       -------     ----
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Blue Chip Value       $669           $226           $508           $223      $75
----------------      ----           ----           ----           ----      ---
Fund
----
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
New Horizons          $445           $664           $266           $148      $221
-------------         ----           ----           ----           ----      ----
Fund
----
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
International          $2            $509          $5,074           $1       $169
--------------         --            ----          ------           --       ----
Equity Fund
-----------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Fixed Income         $6,910          $415         $143,069        $2,303     $138
-------------        ------          ----         --------        ------     ----
Fund
----
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Intermediate          N/A            $108          $7,781          N/A       $36
-------------         ---            ----          ------          ---       ---
Fixed Income
------------
Fund
----
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Short-Term            $540            $2          $21,282          $180      $1
-----------           ----            --          -------          ----      --
Fixed Income
------------
Fund
----
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Funds                           For the fiscal year ended November 30, 2001
-----                           -------------------------------------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                           12b-1 Fee                     Shareholder Services Fee
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                 Class B Shares Class C Shares    Class A     Class B Shares Class C Shares
-                -------------- --------------    --------    -------------- --------------
                                                   Shares
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Georgia               N/A             N/A          $11,872         N/A            N/A
--------              ---             ---          -------         ---            ---
Municipal Bond
Fund
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
North Carolina        N/A             N/A          $18,469         N/A            N/A
---------------       ---             ---          -------         ---            ---
Municipal Bond
Fund
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
South Carolina        N/A             N/A         $136,330         N/A            N/A
---------------       ---             ---         --------         ---            ---
Municipal Bond
Fund
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Virginia              N/A             N/A          $17,187         N/A            N/A
---------             ---             ---          -------         ---            ---
Municipal Bond
Fund
--------------------------------------------------------------------------------------------

Fees are allocated among Classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable Class of Shares. Class Y Shares do not incur 12b-1 fees or shareholder services fees.

HOW DO THE FUNDS MEASURE PERFORMANCE?

The Funds may advertise Share performance by using the SEC's standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Unless otherwise stated, any quoted Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and offering price per Share fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

Total Return

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions. The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

When Shares of a Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

Yield and Tax-Equivalent Yield

The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a thirty-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The tax- equivalent yield of Shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that Shares would have had to earn to equal the actual yield, assuming a specific tax rate. The tax-equivalent yield of Shares is calculated similarly to yield, but is adjusted to reflect the taxable yield that Shares would have had to earn to equal the actual yield, assuming the maximum combined federal and state tax rate. The yield and tax-equivalent yield do not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professional and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

--------------------------------------------------------------------------------------------
Fund                  Average Annual Total Return                       Yield
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
               for the following periods ended November      for the 30-day period ended
-              -----------------------------------------     ----------------------------
                                30, 2001                          November 30, 2001
                                --------                          -----------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
              Class A    Class B    Class C     Class Y    Class   Class   Class   Class Y
-             --------   --------   --------    --------   ------  ------  ------  --------
                Shares     Shares     Shares     Shares    A       B       C       Shares
                ------     ------     ------     ------    --      --      --      ------
               One Year   One Year   One Year   One Year   Shares  Shares  Shares
              Five Year  Five Year  Five       Five Years
              Start of   Start of   Years       Start of
              Perform-ancPerform-ancStart of   Perform-ance
                                    Perform-ance
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Equity Fund   (26,17)%   (26,01)%   N/A        (21.48)%    0.13%   N/A     N/A     0.38%
-----------   --------   --------   ---        --------    -----   ---     ---     -----
              5.62%      5.80%      N/A        7.12%
              -----      -----      ---        -----
              10.04%(a)  9.05%(g)   (29.36)%(k)10.25%(g)

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Quantitative  (23.71)%   (23.43)%   N/A        (18.78)%    0.39%   N/A     1.03%   0.66%
------------- --------   --------   ---        --------    -----   ---     -----   -----
Equity Fund   7.23%      7.42%      N/A        8.81%
-----------   -----      -----      ---        -----
              11.88%(b)  10.75%(g)  (24.01)%(k)11.98%(g)

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Growth &      (27.21)%   N/A        N/A        (22.67)%    0.10%   N/A     N/A     0.35%
---------     --------   ---        ---        --------    -----   ---     ---     -----
Income Fund   5.57%      N/A        N/A        N/A
-----------   -----      ---        ---        ---
              9.90%(c)   (31.30)%(k)(29.30)%(k)(1.19)%(h)

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Equity Index  (17.89)%   N/A        N/A        (12.62)%    0.72%   0.03%   0.03%   1.01%
------------- --------   ---        ---        --------    -----   -----   -----   -----
Fund          8.01%      N/A        N/A        9.59%
----          -----      ---        ---        -----
              12.33%(a)  (21.56)%(k)(19.12)(k) 12.71%(g)

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Special       18.20%     19.42%     N/A        25.74%      0.35%   N/A     N/A     0.61%
--------      ------     ------     ---        ------      -----   ---     ---     -----
Values Fund   11.58%     N/A        N/A        13.17%
-----------   ------     ---        ---        ------
              13.97%(a)  14.49%(j)  16.08%(k)  15.21%(g)
              ---------  ---------  ---------  ---------

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Emerging      (11.03)%   N/A        N/A        (5.40)%     N/A     N/A     N/A     N/A
---------     --------   ---        ---        -------     ---     ---     ---     ---
Markets Fund  (5.11)%    N/A        N/A        (3.74)%
------------  -------    ---        ---        -------
              (1.50)%(d) (16.72)%(k)(14.04)%(k)(3.87)%(g)

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Fund                    Average Annual Total Return                       Yield
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
               for the following periods ended November 30,   for the 30-day period ended
-              ---------------------------------------------  ----------------------------
                                   2001                             November 30, 2001
                                   ----                             -----------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
               Class A     Class B     Class C     Class Y    Class  Class   Class  Class
-              --------    --------    --------    --------   ------ ------  ------ ------
                Shares      Shares      Shares      Shares    A      B       C      Y
                ------      ------      ------      ------    --     --      --     -
               One Year    One Year    One Year    One Year   Shares Shares  Shares Shares
               --------    --------    --------    --------   ------ ------  ------ ------
               Five Year   Five Year  Five Years  Five Years
               Start of    Start of    Start of    Start of
              Perform-ancePerform-ancePerform-ancePerform-ance
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Personal      (25.99)%    N/A         N/A         (21.36)%    0.08%  N/A     0.70%  0.33%
---------     --------    ---         ---         --------    -----  ---     -----  -----
Equity Fund   N/A         N/A         N/A         N/A
-----------   ---         ---         ---         ---
              (11.43)%(i) (30.25)%(k) (27.50)%(k) (8.95)%(i)
              ----------- ----------- ----------- ----------

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Balanced Fund (14.93)%    (14.41)%    N/A         (9.54)%     2.08%  1.47%   1.47%  2.46%
------------- --------    --------    ---         -------     -----  -----   -----  -----
              6.03%       6.25%       N/A         7.55%
              -----       -----       ---         -----
              9.02%(a)    8.65% (g)   (15.99)%(k) 9.80%(g)
              --------    ---------   ----------- --------

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Blue Chip     N/A         N/A         N/A         N/A         0.31%  N/A     N/A    0.57%
----------    ---         ---         ---         ---         -----  ---     ---    -----
Value Fund    N/A         N/A         N/A         N/A
----------    ---         ---         ---         ---
              (17.20)%(m) (17.06)%(m) (14.23)%(m) (11.81)%(m)
              ----------- ----------- ----------- -----------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
New Horizons  N/A         N/A         N/A         N/A         N/A    N/A     N/A    N/A
------------- ---         ---         ---         ---         ---    ---     ---    ---
Fund          N/A         N/A         N/A         N/A
----          ---         ---         ---         ---
              (40.15)%(l) (40.05)%(m) (38.15)%(m) (36.40)%(m)
              ----------- ----------- ----------- -----------

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
International N/A         N/A         N/A         N/A         N/A    N/A     N/A    N/A
-----------------         ---         ---         ---         ---    ---     ---    ---
Equity Fund   N/A         N/A         N/A         N/A
-----------   ---         ---         ---         ---
              (17.53)%(n) (16.87)%(n) (14.62)%(n) (12.30)%(n)
              ----------- ----------- ----------- -----------

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Fixed Income  5.56%       4.75%       N/A         10.84%      5.04%  4.53%   4.48%  5.54%
------------- -----       -----       ---         ------      -----  -----   -----  -----
Fund          5.48%       5.33%       N/A         6.71%
----          -----       -----       ---         -----
              5.57%(a)    6.24%(g)    7.15%(k)    7.43%(g)
              --------    --------    --------    --------

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Intermediate  4.92%       N/A         N/A         10.05%      4.19%  5.09%   3.61%  4.65%
------------- -----       ---         ---         ------      -----  -----   -----  -----
Fixed Income  5.33%       N/A         N/A         N/A
------------- -----       ---         ---         ---
Fund          5.26%(c)    4.49%(k)    6.73%(k)    6.44%(h)
----          --------    --------    --------    --------

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Short-Term    6.64%       N/A         N/A         9.55%       3.26%  2.59%   2.85%  3.59%
-----------   -----       ---         ---         -----       -----  -----   -----  -----
Fixed Income  5.57%       N/A         N/A         6.35%
------------- -----       ---         ---         -----
Fund          5.22%(a)    3.52%(k)    7.99%(k)    6.50%(g)
----          --------    --------    --------    --------

--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
Fund                  Average Annual Total Return                 Yield
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                    for the following periods ended    for the 30-day period ended
-                   --------------------------------   ----------------------------
                           November 30, 2001                November 30, 2001
                           -----------------                -----------------
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                     Class A Shares   Class Y Shares  Class A Shares  Class Y Shares
                     --------------   --------------  --------------  --------------
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Georgia Municipal         2.46%           7.55%           3.01%            3.41%
------------------        -----           -----           -----            -----
Bond Fund                 3.58%           4.80%
---------                 -----           -----
                        5.25%(d)         5.29%(g)

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
North Carolina            2.67%           7.81%           3.20%            3.61%
---------------           -----           -----           -----            -----
Municipal Bond Fund       3.79%           5.01%
-------------------       -----           -----
                        5.49%(d)         5.53%(g)

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
South Carolina            2.66%           7.76%           3.42%            3.84%
---------------           -----           -----           -----            -----
Municipal Bond Fund       4.04%           5.25%
-------------------       -----           -----
                        6.00%(e)         5.82%(g)

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Virginia Municipal        2.81%           7.88%           3.19%            3.60%
-------------------       -----           -----           -----            -----
Bond Fund                 4.08%            N/A
---------                 -----            ---
                        4.25%(f)         4.89%(h)

--------------------------------------------------------------------------------------

(a)May 7, 1993; (b) March 28, 1994;(c) January 29, 1993; (d) December 23, 1994;
(e) January 11, 1991; (f) February 1, 1993; (g) July 23, 1996; (h) March
30, 1998 (i) July 30, 1999, (j) March 26, 1999, (k) December 12, 2000, (l)
December 22, 2000, (m) December 26, 2000, (n) March 2, 2001.

Tax Equivalency Tables-The Wachovia Municipal Funds

Set forth below are sample tax-equivalency tables that may be used in advertising and sales literature. The tables are for illustrative purposes only and is not representative of past or future performance of a Fund. The interest earned by the municipal securities owned by a Fund generally remains free from federal regular income tax and is often free from state and local taxes as well. However, some of a Fund's income may be subject to the federal alternative minimum tax and state and/or local taxes.

TAX EQUIVALENCY TABLE
Taxable Yield Equivalent for 2001 - STATE OF GEORGIA

Tax Bracket:
     Federal               15.00%      28.00%      31.00%      36.00%     39.60%

Combined Federal and      21.000%     34.000%     37.000%     42.000%    45.600%
State:
--------------------------------------------------------------------------------
Joint Return              $1-45,20$45,201-109,$109,251-166,$166,451-297Over
                                                                         297,300
Single Return             $1-27,05$27,051-65,5$65,551-136,7$136,751-297Over
                                                                         297,300
Tax Exempt Yield:         Taxable Yield Equivalent:
0.50%                       0.63%       0.76%       0.79%       0.86%      0.92%
1.00%                       1.27%       1.52%       1.59%       1.72%      1.84%
1.50%                       1.90%       2.27%       2.38%       2.59%      2.76%
2.00%                       2.53%       3.03%       3.17%       3.45%      3.68%
2.50%                       3.16%       3.79%       3.97%       4.31%      4.60%
3.00%                       3.80%       4.55%       4.76%       5.17%      5.51%
3.50%                       4.43%       5.30%       5.56%       6.03%      6.43%
4.00%                       5.06%       6.06%       6.35%       6.90%      7.35%
4.50%                       5.70%       6.82%       7.14%       7.76%      8.27%
5.00%                       6.33%       7.58%       7.94%       8.62%      9.19%
5.50%                       6.96%       8.33%       8.73%       9.48%     10.11%
6.00%                       7.59%       9.09%       9.52%      10.34%     11.03%
6.50%                       8.23%       9.85%      10.32%      11.21%     11.95%
7.00%                       8.86%      10.61%      11.11%      12.07%     12.87%
7.50%                       9.49%      11.36%      11.90%      12.93%     13.79%
8.00%                      10.13%      12.12%      12.70%      13.79%     14.71%
8.50%                      10.76%      12.88%      13.49%      14.66%     15.63%
9.00%                      11.39%      13.64%      14.29%      15.52%     16.54%
9.50%                      12.03%      14.39%      15.08%      16.38%     17.46%
10.00%                     12.66%      15.15%      15.87%      17.24%     18.38%
10.50%                     13.29%      15.91%      16.67%      18.10%     19.30%
11.00%                     13.92%      16.67%      17.46%      18.97%     20.22%

--------------------------------------------------------------------------------
Note:  The maximum marginal tax rate for each bracket was used in calculating
the taxable yield equivalent.   Furthermore, additional state and local taxes
paid on comparable taxable investments were not used to increase federal deductions.

TAX EQUIVALENCY TABLE
Taxable Yield Equivalent for 2001 - STATE OF NORTH CAROLINA

Tax Bracket:
     Federal               15.00%      28.00%      31.00%       36.00%    39.60%

Combined Federal and State 22.00%      35.75%      38.75%       43.75%    47.35%
--------------------------------------------------------------------------------
Joint Return              $1-45,20$45,201-109,$109,251-166,$166,451-297,Over
                                                                         297,300
Single Return             $1-27,05$27,051-65,5$65,551-136,7$136,751-297,Over
                                                                         297,300
Tax Exempt Yield:         Taxable Yield Equivalent:
0.50%                       0.64%       0.78%       0.82%       0.89%      0.95%
1.00%                       1.28%       1.56%       1.63%       1.78%      1.90%
1.50%                       1.92%       2.33%       2.45%       2.67%      2.85%
2.00%                       2.56%       3.11%       3.27%       3.56%      3.80%
2.50%                       3.21%       3.89%       4.08%       4.44%      4.75%
3.00%                       3.85%       4.67%       4.90%       5.33%      5.70%
3.50%                       4.49%       5.45%       5.71%       6.22%      6.65%
4.00%                       5.13%       6.23%       6.53%       7.11%      7.60%
4.50%                       5.77%       7.00%       7.35%       8.00%      8.55%
5.00%                       6.41%       7.78%       8.16%       8.89%      9.50%
5.50%                       7.05%       8.56%       8.98%       9.78%     10.45%
6.00%                       7.69%       9.34%       9.80%      10.67%     11.40%
6.50%                       8.33%      10.12%      10.61%      11.56%     12.35%
7.00%                       8.97%      10.89%      11.43%      12.44%     13.30%
7.50%                       9.62%      11.67%      12.24%      13.33%     14.25%
8.00%                      10.26%      12.45%      13.06%      14.22%     15.19%
8.50%                      10.90%      13.23%      13.88%      15.11%     16.14%
9.00%                      11.54%      14.01%      14.69%      16.00%     17.09%
9.50%                      12.18%      14.79%      15.51%      16.89%     18.04%
10.00%                     12.82%      15.56%      16.33%      17.78%     18.99%
10.50%                     13.46%      16.34%      17.14%      18.67%     19.94%
11.00%                     14.10%      17.12%      17.96%      19.56%     20.89%

--------------------------------------------------------------------------------
Note:  The maximum marginal tax rate for each bracket was used in calculating
the taxable yield equivalent.   Furthermore, additional state and local taxes
paid on comparable taxable investments were not used to increase federal deductions.

TAX EQUIVALENCY TABLE
Taxable Yield Equivalent for 2001 - STATE OF SOUTH CAROLINA

Tax Bracket:
     Federal               15.00%      28.00%      31.00%       36.00%    39.60%

Combined Federal and      22.000%     35.000%     38.000%      43.000%   46.600%
State:
--------------------------------------------------------------------------------
Joint Return              $1-45,20$45,201-109,$109,251-166,$166,451-297,Over
                                                                         297,300
Single Return             $1-27,05$27,051-65,5$65,551-136,7$136,751-297,Over
                                                                         297,300
Tax Exempt Yield:         Taxable Yield Equivalent:
0.50%                       0.64%       0.77%       0.81%       0.88%      0.94%
1.00%                       1.28%       1.54%       1.61%       1.75%      1.87%
1.50%                       1.92%       2.31%       2.42%       2.63%      2.81%
2.00%                       2.56%       3.08%       3.23%       3.51%      3.75%
2.50%                       3.21%       3.85%       4.03%       4.39%      4.68%
3.00%                       3.85%       4.62%       4.84%       5.26%      5.62%
3.50%                       4.49%       5.38%       5.65%       6.14%      6.55%
4.00%                       5.13%       6.15%       6.45%       7.02%      7.49%
4.50%                       5.77%       6.92%       7.26%       7.89%      8.43%
5.00%                       6.41%       7.69%       8.06%       8.77%      9.36%
5.50%                       7.05%       8.46%       8.87%       9.65%     10.30%
6.00%                       7.69%       9.23%       9.68%      10.53%     11.24%
6.50%                       8.33%      10.00%      10.48%      11.40%     12.17%
7.00%                       8.97%      10.77%      11.29%      12.28%     13.11%
7.50%                       9.62%      11.54%      12.10%      13.16%     14.04%
8.00%                      10.26%      12.31%      12.90%      14.04%     14.98%
8.50%                      10.90%      13.08%      13.71%      14.91%     15.92%
9.00%                      11.54%      13.85%      14.52%      15.79%     16.85%
9.50%                      12.18%      14.62%      15.32%      16.67%     17.79%
10.00%                     12.82%      15.38%      16.13%      17.54%     18.73%
10.50%                     13.46%      16.15%      16.94%      18.42%     19.66%
11.00%                     14.10%      16.92%      17.74%      19.30%     20.60%

--------------------------------------------------------------------------------
Note:  The maximum marginal tax rate for each bracket was used in calculating
the taxable yield equivalent.   Furthermore, additional state and local taxes
paid on comparable taxable investments were not used to increase federal deductions.

TAX EQUIVALENCY TABLE
Taxable Yield Equivalent for 2001 - STATE OF VIRGINIA

Tax Bracket:
     Federal               15.00%      28.00%      31.00%       36.00%    39.60%

Combined Federal and State20.750%     33.750%     36.750%      41.750%   45.350%
--------------------------------------------------------------------------------
Joint Return              $1-45,20$45,201-109,$109,251-166,$166,451-297,Over
                                                                         297,300
Single Return             $1-27,05$27,051-65,5$65,551-136,7$136,751-297,Over
                                                                         297,300
Tax Exempt Yield:         Taxable Yield Equivalent:
0.50%                       0.63%       0.75%       0.79%       0.86%      0.91%
1.00%                       1.26%       1.51%       1.58%       1.72%      1.83%
1.50%                       1.89%       2.26%       2.37%       2.58%      2.74%
2.00%                       2.52%       3.02%       3.16%       3.43%      3.66%
2.50%                       3.15%       3.77%       3.95%       4.29%      4.57%
3.00%                       3.79%       4.53%       4.74%       5.15%      5.49%
3.50%                       4.42%       5.28%       5.53%       6.01%      6.40%
4.00%                       5.05%       6.04%       6.32%       6.87%      7.32%
4.50%                       5.68%       6.79%       7.11%       7.73%      8.23%
5.00%                       6.31%       7.55%       7.91%       8.58%      9.15%
5.50%                       6.94%       8.30%       8.70%       9.44%     10.06%
6.00%                       7.57%       9.06%       9.49%      10.30%     10.98%
6.50%                       8.20%       9.81%      10.28%      11.16%     11.89%
7.00%                       8.83%      10.57%      11.07%      12.02%     12.81%
7.50%                       9.46%      11.32%      11.86%      12.88%     13.72%
8.00%                      10.09%      12.08%      12.65%      13.73%     14.64%
8.50%                      10.73%      12.83%      13.44%      14.59%     15.55%
9.00%                      11.36%      13.58%      14.23%      15.45%     16.47%
9.50%                      11.99%      14.34%      15.02%      16.31%     17.38%
10.00%                     12.62%      15.09%      15.81%      17.17%     18.30%
10.50%                     13.25%      15.85%      16.60%      18.03%     19.21%
11.00%                     13.88%      16.60%      17.39%      18.88%     20.13%

--------------------------------------------------------------------------------
Note:  The maximum marginal tax rate for each bracket was used in calculating
the taxable yield equivalent.   Furthermore, additional state and local taxes
paid on comparable taxable investments were not used to increase federal deductions.



--------------------------------------------------------------------------------
Tax Equivalent    Georgia         North Carolina   South Carolina  Virginia
Yield for the     Municipal Bond  Municipal Bond   Municipal Bond  Municipal
30-day period     Fund            Fund             Fund            Bond Fund
ended
November 30, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares    5.53%           6.08%            6.40%           5.84%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares    6.27%           6.86%            7.19%           6.59%
--------------------------------------------------------------------------------

Performance Information for Predecessor Mutual Funds

The Growth & Income Fund, Intermediate Fixed Income Fund and Virginia Municipal Bond Fund (Successor Funds) are the successors to portfolios of the MarketWatch Funds, which were previously managed by the investment adviser. On March 27, 1998, the assets and liabilities of the respective MarketWatch Funds were transferred to the Successor Funds in exchange for each Fund's shares, respectively. The investment adviser has represented that each Successor Fund's investment objective, policies and limitations are in all material respects equivalent to those of the respective MarketWatch Fund.

Quoted performance data for the Successor Funds includes past performance of the MarketWatch Funds and is not necessarily indicative of the Successor Funds' future performance. The MarketWatch Funds did not offer separate classes of shares and were subject to different expenses, and therefore, performance may vary.

Performance Comparisons

Advertising and sales literature may include:

references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

 charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

 discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and

 information about the mutual fund industry from sources such as the Investment Company Institute. A Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

A Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in maximum offering price over a specific period of time. From time to time, a Fund will quote its Lipper ranking in advertising and sales literature.

Dow Jones Industrial Average ("DJIA") represents share prices of selected blue-chip industrial corporations. The DJIA indicates daily changes in the average price of stock of these corporations. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole.

Standard & Poor's Daily Stock Price Index of 500 Common Stocks is a composite index of common stocks in industry, transportation, and financial and public utility companies. In addition, the S&P Index assumes reinvestment of all dividends paid by stocks listed on the S&P Index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S&P Index figures.

S&P 500/Barra Growth Index is a capitalization-weighted index of stocks in the S&P 500 Index having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

S&P 500/Barra Value Index is a capitalization-weighted index of the stocks in the S&P 500 Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

S&P Small Cap 600 Index consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index with each stock's weight in the index proportionate to its market value.

S&P Small Cap 600/Barra Growth Index is a market capitalization-weighted index of the stocks in the S&P's Small Cap 600 Index having the highest price to book ratios. The index consists of approximately half of the S&P 600 on a market capitalization basis.

S&P Small Cap 600/Barra Value Index is a market capitalization-weighted index of the stocks in the S&P's Small Cap 600 Index having the lowest price to book ratios. The index consists of approximately half of the S&P 600 on a market capitalization basis.

Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.

Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index measures the performance of the 1,000 largest of the 3000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index is a broadly diversified index consisting of approximately 2,000 small capitalization common stocks that can be used to compare the total returns of funds whose portfolios are invested primarily in small capitalization common stocks.

Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

MSCI Europe, Australasia and Far East Index (EAFE) is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. EAFE U.S. dollar total return is a net dividend figure less Luxembourg withholding tax. The EAFE is monitored by Capital International, S.A., Geneva, Switzerland.

Standard & Poor's/International Finance Corporation ("IFC") Emerging Market Indices are market capitalization-weighted foreign securities indices, which are used to measure the performance of emerging markets (as defined by the World Bank) in Europe, Asia, Latin America and the Middle East/Africa. The IFC calculates both a "Global" and an "Investable" version of its index. The "Global" version includes companies and countries with regard to their access to foreign investors. The "Investable" Index adjusts company and market weights to reflect their accessibility to foreign investors. The IFC Global Index currently covers approximately 1,200 securities in 25 markets; the IFC Investable Index currently covers approximately 900 securities in 24 markets. Both indices are presently calculated in local currency and in US dollars, without dividends and with gross dividends reinvested (e.g., before withholding taxes). The IFC is a subsidiary of the World Bank, and has been collecting data on emerging markets since 1975.

Morgan Stanley Capital International ("MSCI") Emerging Markets Indices are market capitalization-weighted foreign securities indices, which are used to measure the performance of emerging markets (as defined by the World Bank) in Europe, Asia, Latin America and the Middle East/Africa. MSCI calculates a "Global" and a "Free" version of its index. The "Global" version includes companies and countries without regard to their access to foreign investors. The "Free" Index adjusts company and market weights to reflect their accessibility to foreign investors. The MSCI Global Index currently covers approximately 630 securities in 20 markets; the MSCI Free Index currently covers approximately 560 securities in 19 markets. Both indices are presently calculated in local currency and in US dollars, without dividends and with gross dividends reinvested (e.g., before withholding taxes).

Merrill Lynch Composite 1-3 Year Treasury Index is an unmanaged index tracking short-term U.S. government securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith.

Merrill Lynch Composite 1-5 Year Treasury Index is comprised of approximately 66 issues of U.S. Treasury securities maturing between 1 and 4.99 years, with coupon rates of 4.25% or more. These total return figures are calculated for one, three, six, and twelve month periods and year-to-date and include the value of the bond plus income and any price appreciation or depreciation.

Salomon Brothers 3-5 Year Government Index quotes total returns for U.S. Treasury issues (excluding flower bonds) which have maturities of three to five years. These total returns are year-to-date figures which are calculated each month following January 1.

Merrill Lynch 3-5 Year Treasury Index is comprised of approximately 24 issues of intermediate-term U.S. government and U.S. Treasury securities with maturities between 3 and 4.99 years and coupon rates above 4.25%. Index returns are calculated as total returns for periods of one, three, six and twelve months as well as year-to-date.

Merrill Lynch 3-Year Treasury Yield Curve Index is an unmanaged index comprised of the most recently issued 3-year U.S. Treasury notes. Index returns are calculated as total returns for periods of one, three, six, and twelve months as well as year-to-date.

Lehman Brothers Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.

Lehman Brothers Aggregate Bond Index is a total return index measuring both the capital price changes and income provided by the underlying universe of securities, weighted by market value outstanding. The Aggregate Bond Index is comprised of the Lehman Brothers Government Bond Index, Corporate Bond Index, Mortgage-Backed Securities Index and the Yankee Bond Index. These indices include: U.S. Treasury obligations, including bonds and notes; U.S. agency obligations, including those of the Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Farmers Home Administration; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Fannie Mae; Government National Mortgage Association and Student Loan Marketing Association; foreign obligations; and U.S. investment-grade corporate debt and mortgage-backed obligations. All corporate debt included in the Aggregate Bond Index has a minimum S&P rating of BBB or a minimum Moody's rating of Baa.

Merrill Lynch Corporate and Government Index includes issues which must be in the form of publicly placed, nonconvertible, coupon-bearing domestic debt and must carry a term of maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment grade issues (i.e., BBB/Baa or better).

Merrill Lynch Domestic Master Index includes issues which must be in the form of publicly placed, nonconvertible, coupon-bearing domestic debt and must carry a term to maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. The Domestic Master Index is a broader index than the Merrill Lynch Corporate and Government Index and includes, for example, mortgage-related securities. The mortgage market is divided by agency, type of mortgage and coupon and the amount outstanding in each agency/type/coupon subdivision must be no less than $200 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment-grade issues (i.e. BBB/Baa or better).

S&P 500/Lehman Brothers Government/Corporate (Weighted Index) and the S&P 500/Lehman Brothers Government (Weighted Index) combine the components of a stock-oriented index and a bond-oriented index to obtain results which can be compared to the performance of a managed fund. The indices' total returns will be assigned various weights depending upon a Fund's current asset allocation.

Salomon Brothers AAA-AA Corporate Index calculates total returns of approximately 775 issues which include long-term, high grade domestic corporate taxable bonds, rated AAA-AA with maturities of twelve years or more and companies in industry, public utilities, and finance.

Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index comprised of all the bonds issued by the Lehman Brothers
Government/Corporate Bond Index with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

SEI Balanced Universe is composed of 916 portfolios managed by 390 managers representing $86 billion in assets. To be included in the universe, a portfolio must contain a 5% minimum commitment in both equity and fixed-income securities. Consulting universes may be composed of pension, profit-sharing, commingled, endowment/foundation and mutual funds.

Lehman Brothers Government/Corporate (Total) Index is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date.

Merrill Lynch Corporate Master is an unmanaged index comprised of approximately 4,356 corporate debt obligations rated BBB or better. These quality parameters are based in composites of ratings assigned by S&P and Moody's. Only bonds with a minimum maturity of one year are included.

Lehman Brothers State General Obligations Index is an index comprised of all state general obligation debt issues and is compiled without regard to maturities. These bonds are rated A or better and represent a variety of coupon ranges. Index figures are total returns calculated for one, three, and twelve month periods as well as year-to-date. Total returns are also calculated as of the inception of the index, December 31, 1979.

Lehman Brothers Aggregate Municipal Bond Index are broad market performance benchmarks for the tax-exempt bond market. As of December 1995, approximately 29,300 bonds were included in the Municipal Bond Index with a market value of $443 billion. To be included in the Lehman Brothers Aggregate Municipal Bond Index, bonds must have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the Alternative Minimum tax.

Lehman Brothers Five-Year State General Obligations Bonds is an index comprised of all state general obligation debt issues with maturities between four and six years. These bonds are rated A or better and represent a variety of coupon ranges. Index figures are total returns calculated for one, three, and twelve month periods as well as year-to-date. Total returns are also calculated as of the inception of the index, December 31, 1979. Lehman Brothers Three-Year State General Obligations Bonds is an index comprised of the same issues noted above except that the maturities range between two and four years. Index figures are total returns calculated for the same periods as listed above.

Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

FINANCIAL INFORMATION

The Financial Statements for the Funds for the fiscal year ended November 30, 2000 are incorporated herein by reference to the Annual Report to Shareholders of the Funds dated November 30, 2000.


INVESTMENT RATINGS

Standard & Poor's Corporate Bond Ratings

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC -- Debt rated "BB", "B", "CCC", and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposure to adverse conditions.

C -- The rating "C" is reserved for income bonds on which no interest is being paid.

D -- Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

NR--NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. S&P may apply a plus (+) sign or minus (-) sign to the above rating classifications to show relative standing within the classifications.

Moody's Investors Service Corporate Bond Rating

Aaa--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects or ever attaining any real investment standing.

NR--Not rated by Moody's. Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Commercial Paper Ratings

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Moody's Investors Service Commercial Paper Rating Definitions

Prime-1--Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. "Prime-1" repayment capacity will normally be evidenced by many of the following characteristics:

     Leading market positions in well-established industries;
     High rates of return on funds employed;
     Conservative capitalization structure with moderate reliance on debt and ample asset protection;
     Broad margins in earnings coverage of fixed financial charges and high internal cash generation; or
     Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Municipal Bond Ratings

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC--Debt rated "BB," "B," "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these outweighed by large uncertainties of major risk exposure to adverse conditions.

C--The rating "C" is reversed for income bonds on which no interest is being paid.

D--Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Standard & Poor's Municipal Note Ratings

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

SP-3--Speculative capacity to pay principal and interest.

Moody's Investors Service Municipal Bond Ratings

Aaa--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in "Aaa" securities.

A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's Investors Service Short-Term Debt Ratings

Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     Leading market positions in well established industries;
     High rates of return on funds employed;
     Conservative capitalization structure with moderate reliance on debt and ample asset protection;
     Broad margins in earning coverage of fixed financial charges and high internal cash generation; and
     Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3--Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Investors Service Short Term Loan Ratings

MIG 1/VMIG 1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3--This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


ADDRESSES

The Wachovia Funds
The Wachovia Municipal Funds
Class A Shares, Class B Shares, Class C Shares,   101 Greystone Boulevard
Class Y Shares                                    SC-9215
                                                  Columbia, SC 29226


Distributor
Federated Securities Corp.                        Federated Investors Tower
                                                  1001 Liberty Avenue,
                                                  Pittsburgh, PA 15222-3779


Investment Adviser
Evergreen Investment Management Company, LLC      200 Berkeley Street
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                                                  Boston, MA 02116
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Custodian
Wachovia Bank, N.A.                               301 North Church Street
                                                  Winston-Salem, NC 27150


Transfer Agent and Dividend Disbursing Agent
Federated Shareholder Services Company            Federated Investors Tower
                                                  1001 Liberty Avenue
                                                  Pittsburgh, PA 15222-3779
Counsel to The Wachovia Funds and The
Wachovia Municipal Funds
Kirkpatrick & Lockhart LLP                        1800 Massachusetts Avenue,
N.W.
                                                  Washington, D.C. 20036-1800

Counsel to the Independent Trustees
Bell Boyd & Lloyd                                 Three First National Plaza
                                                  70 West Madison Street
                                                  Suite 3300
                                                  Chicago, IL 60802-4207


Independent Auditors
Ernst & Young LLP                                 200 Clarendon Street
                                                  Boston, MA 02116

                                SUPPLEMENT TO THE
                   STATEMENTS OF ADDITIONAL INFORMATION (SAI)
                                       OF
                    EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
                             EVERGREEN SECTOR FUNDS

                                  (the "Funds")

------------------------------------------------------------------------------
                                  SPECIAL OFFER

------------------------------------------------------------------------------


         During the period from February 1, 2002 through April 15, 2002 (the "Sales Period") or unless extended by Evergreen Distributors, Inc. ("EDI"), the principal underwriter of the Funds, EDI will pay A. G. Edwards & Sons, Inc. an additional commission on sales of the Funds through Individual Retirement Accounts. EDI will pay an additional commission equal to 0.50% of the net asset value of all sales of Class B shares of the Funds and an additional commission of 0.25% of the net asset value of all sales of Class C shares of the Funds sold during the Sales Period.

March 7, 2002                                                 561150 (3/02)

                     EVERGREEN INTERNATIONAL TRUST
                  EVERGREEN SELECT FIXED INCOME TRUST

                           200 Berkeley Street
                      Boston, Massachusetts 02116
                             (800) 343-2898

                     GLOBAL AND INTERNATIONAL FUNDS
                  STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2002

Evergreen Emerging Markets Growth Fund ("Emerging Markets Growth Fund")
         Evergreen Global Leaders Fund ("Global Leaders Fund") Evergreen Global Opportunities Fund ("Global Opportunities Fund")
     Evergreen International Bond Fund ("International Bond Fund") Evergreen International Growth Fund ("International Growth Fund")
          Evergreen Latin America Fund ("Latin America Fund")
        Evergreen Precious Metals Fund ("Precious Metals Fund")

                 (Each a "Fund"; together, the "Funds")

Each Fund is a series of an open-end management investment company known as either Evergreen International Trust or Evergreen Select Fixed Income Trust (each a "Trust").

         This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectus dated March 1, 2002 for the Fund in which you are making or contemplating an investment. The Funds are offered through two separate prospectuses: one offering Class A, Class B, Class C and Class I (formerly Class Y) shares of each Fund, except for International Bond Fund which offers Class I only and one offering Class IS shares of International Bond Fund. You may obtain each prospectus by calling (800) 343-2898 or downloading it off our website at www.evergreeninvestments.com. The information in Part 1 of this SAI is specific information about the Funds described in the prospectuses. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

         Certain information may be incorporated by reference to the Funds' Annual Reports: one for all Funds, except International Bond Fund, as of October 31, 2001 and one for International Bond Fund as of October 31, 2001 and September 30, 2001. You may obtain a copy of each Annual Report without charge by calling (800) 343-2898 or downloading it off our website at www.evergreeninvestments.com.

                                TABLE OF CONTENTS

PART 1

TRUST HISTORY...............................................................1-1
INVESTMENT POLICIES.........................................................1-1
OTHER SECURITIES AND PRACTICES..............................................1-3
PRINCIPAL HOLDERS OF FUND SHARES............................................1-4
EXPENSES....................................................................1-9
PERFORMANCE................................................................1-15
COMPUTATION OF CLASS A OFFERING PRICE......................................1-17
SERVICE PROVIDERS..........................................................1-17
FINANCIAL STATEMENTS.......................................................1-19


PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES...............2-1
PURCHASE AND REDEMPTION OF SHARES..........................................2-18
SALES CHARGE WAIVERS AND REDUCTIONS........................................2-20
PRICING OF SHARES..........................................................2-23
PERFORMANCE CALCULATIONS...................................................2-24
PRINCIPAL UNDERWRITER......................................................2-26
DISTRIBUTION EXPENSES UNDER RULE 12b-1.....................................2-27
TAX INFORMATION............................................................2-31
BROKERAGE..................................................................2-34
ORGANIZATION...............................................................2-35
INVESTMENT ADVISORY AGREEMENT..............................................2-36
MANAGEMENT OF THE TRUST....................................................2-37
CORPORATE AND MUNICIPAL BOND RATINGS.......................................2-41
ADDITIONAL INFORMATION.....................................................2-51

                                  PART 1

                              TRUST HISTORY

         Each Trust is an open-end management investment company, which was organized as a Delaware business trust on September 18, 1997. Each Fund is a diversified series of its respective Trust. A copy of the Declaration of Trust is on file as an exhibit to each Trust's Registration Statement, of which this SAI is a part. On May 11, 2001, Evergreen International Bond Fund (formerly Evergreen Select International Bond Fund) changed its name.

                               INVESTMENT POLICIES

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1.  Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

         To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities.

         2.  Concentration

         Each Fund, other than Latin America Fund and Precious Metals Fund, may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         Each Fund, other than Latin America Fund and Precious Metals Fund, may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Latin  America Fund  concentrates  (invests  more than 25% of its total
assets)  in   securities   of   issuers,   primarily   engaged  in  the  energy,
telecommunications and utility industries.

1-1

         Precious Metals Fund concentrates (invests more than 25% of its total assets) in securities related to mining, processing or dealing in gold or other precious metals and minerals.

         3.  Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4.  Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. Each Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. Each Fund may purchase additional securities as long as outstanding borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5.  Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.  Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.  Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.  Lending

         Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities and cash in accordance with applicable law and exemptive relief issued by the Securities and Exchange Commission. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

1-2

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

         Subject to receiving shareholder approval, the Funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust, Evergreen Equity Trust and Evergreen Fixed Income Trust will be able to lend cash to other Evergreen Funds in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592).

                         OTHER SECURITIES AND PRACTICES

         For information regarding certain securities the Funds may purchase and certain investment practices the Funds may use, see the following sections in
Part 2 of this SAI under "Additional Information on Securities and Investment Practices." Information provided in the sections listed below expands upon and supplements information provided in the Fund's prospectus. The list below applies to all Funds unless otherwise noted:

Money Market Instruments
U.S. Government Agency Securities
When-Issued,  Delayed-Delivery  and Forward Commitment  Transactions
Repurchase Agreements
Reverse   Repurchase   Agreements
Dollar  Rolls   (applicable  to International  Bond Fund)
Covered Dollar Rolls (applicable to International Bond Fund)
Securities  Lending (not applicable to Precious Metals Fund)
Convertible Securities
Warrants (not applicable to  International  Bond Fund)
Swaps, Caps, Floors and Collars (applicable to International Bond Fund) Options and Futures Strategies
Brady Bonds (applicable to Latin America Fund and International  Bond Fund)
Obligations  of  Foreign   Branches  of  United  States  Banks   (applicable  to
     International Bond Fund)
Obligations  of  United  States   Branches  of  Foreign  Banks   (applicable  to
     International Bond Fund)
Foreign  Securities
Foreign  Currency Transactions
High Yield,   High  Risk  Bonds   (applicable   to   International   Bond  Fund,
     International Growth Fund and Latin America Fund)
Illiquid  and  Restricted Securities
Investment in Other  Investment  Companies
Short Sales
Master Demand Notes  (applicable  to  International  Bond Fund)
Payment-in-kind Securities (PIKs) (applicable to International Bond Fund)
Zero Coupon "Stripped" Bonds (applicable to International Bond Fund) Mortgage-Backed or Asset-Backed Securities (applicable to International Bond
     Fund)
Variable or Floating Rate Instruments (applicable to International Bond Fund)

1-3

                        PRINCIPAL HOLDERS OF FUND SHARES

         As of January 31, 2002, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record more than 5% of the outstanding shares of any class of each Fund as of January 31, 2002.

---------------------------------------------------- -----------------
Emerging Markets Growth Fund
Class A shares
---------------------------------------------------- -----------------
Charles Schwab & Co., Inc.                           33.00%
Special Custody Account
FBO Marilyn Izdebski
David Isaac JT Ten
101 Montgomery Street
San Francisco, CA 94104-4122
----------------------------------------------------------------------
Emerging Markets Growth Fund
Class B shares
---------------------------------------------------- -----------------
MLPF&S for the Sole Benefit                          5.63%
of its Customers
Attn: Fund Administration
4800 Deer Lake Drive, E 2nd Floor
Jacksonville, FL 32246-6484
----------------------------------------------------------------------
Emerging Markets Growth Fund
Class C shares
---------------------------------------------------- -----------------
George P. Marse, Jr.                                 11.03%
Vera C. Marse Ten Comm
5400 Rebecca Blvd.
Kenner, LA 70065-2342
---------------------------------------------------- -----------------
Painewebber for the Benefit of                       6.95%
James W. Johnston
c/o Stonemarker Enterprises
380 Knollwood Street, Suite 570
Winston Salem, NC 27103-1849
---------------------------------------------------- -----------------
MLPF&S for the Sole Benefit                          5.20%
of its Customers
Attn: Fund Administration
4800 Deer Lake Drive, E 2nd Floor
Jacksonville, FL 32246-6484
----------------------------------------------------------------------
Emerging Markets Growth Fund
Class I shares
---------------------------------------------------- -----------------
First Union National Bank                            78.81%
Trust Accounts
11th Floor CMG-1151
301 South Tryon Street
Charlotte, NC 28202-1915
---------------------------------------------------- -----------------
First Union National Bank                            19.95%
Trust Accounts
11th Floor CMG-1151
301 South Tryon Street
Charlotte, NC 28202-1915
---------------------------------------------------- -----------------

1-4

----------------------------------------------------------------------
Global Leaders Fund
Class A
---------------------------------------------------- -----------------
                                                            None
----------------------------------------------------------------------
Global Leaders Fund
Class B
---------------------------------------------------- -----------------
                                                            None
----------------------------------------------------------------------
Global Leaders Fund
Class C
---------------------------------------------------- -----------------
                                                            None
----------------------------------------------------------------------
Global Leaders Fund
Class I shares
---------------------------------------------------- -----------------
First Union National Bank/EB/INT                     62.80%
Cash Account/Trust Accounts
1525 West WT Harris Blvd.
Charlotte, NC 28288-1076
---------------------------------------------------- -----------------
First Union National Bank/EB/INT                     14.97%
Reinvest Account/Trust Accounts
1525 West WT Harris Blvd.
Charlotte, NC 28288-1076
----------------------------------------------------------------------
Global Opportunities Fund
Class A shares
---------------------------------------------------- -----------------
Rofe & Co.                                           12.62%
c/o State Street Bank & Trust Co.
For Sub Account
Kokusai Securities Co., Ltd.
P.O. Box 5061
Boston, MA 02206-0001
---------------------------------------------------- -----------------
MLPF&S for the Sole Benefit                          7.25%
of its Customers
Attn: Fund Administration
4800 Deer Lake Drive, E 2nd Floor
Jacksonville, FL 32246-6484
----------------------------------------------------------------------
Global Opportunities Fund
Class B shares
----------------------------------------------------------------------
MLPF&S for the Sole Benefit                          15.68%
of its Customers
Attn: Fund Administration
4800 Deer Lake Drive, E 2nd Floor
Jacksonville, FL 32246-6484
----------------------------------------------------------------------
Global Opportunities Fund
Class C shares
---------------------------------------------------- -----------------
MLPF&S for the Sole Benefit                          25.50%
of its Customers
Attn: Fund Administration
4800 Deer Lake Drive, E 2nd Floor
Jacksonville, FL 32246-6484
----------------------------------------------------------------------
Global Opportunities Fund
Class I shares
---------------------------------------------------- -----------------
First Clearing Corporation                           8.60%
Donald McMullen Jr. Rev Trust
7630 Baltusrol Lane
Charlotte, NC 28210-4928
---------------------------------------------------- -----------------

1-5

---------------------------------------------------- -----------------
Peggy Bogutski TTEE                                  7.77%
Diagnostix Plus Inc PSP & Trust
69 Fourth Avenue
Garden City Park, NY 11040
---------------------------------------------------- -----------------
State Street Bk and Tr Co Cust                       5.34%
Sparrow Hospital TAC TSA
FBO Marcia K. Benton
8604 E. Grand River Road
Laingsburg, MI 48848-8748
---------------------------------------------------- -----------------
State Street Bk and Tr Co Cust                       5.21%
Rollover IRA
Martin S. Neifield
Tower At Oak Hill
1600 Hagys Ford Road, Apt. 4 Y-Z
Penn Valley, PA 19072-1051
---------------------------------------------------- -----------------
State Street Bk and Tr Co Cust                       5.07%
Rollover IRA
FBO Devendra P. Jhamb
51 Hunting Hill Drive
Dix Hills, NY 11746-6569
----------------------------------------------------------------------
International Bond Fund
Class I shares
---------------------------------------------------- -----------------
First Union National Bank BK/EB/INT                  92.82%
Reinvest Account
Attn: Trust Oper Fd Grp
401 South Tryon Street, 3rd Floor CMG 1151
Charlotte, NC 28202-1911
---------------------------------------------------- -----------------
First Union National Bank BK/EB/INT                  7.08%
Cash Account
Attn: Trust Oper Fd Grp
401 South Tryon Street, 3rd Floor CMG 1151
Charlotte, NC 28202-1911
----------------------------------------------------------------------
International Bond Fund
Class IS shares
---------------------------------------------------- -----------------
First Clearing Corporation Cust.                     21.45%
Gwendolyn M. Ipock
9111 Arbor Glen Lane
Charlotte, NC 28210-7988
---------------------------------------------------- -----------------
First Clearing Corporation                           13.43%
Sherry Lee Bertschy Ticktin
Irrevocable Trust Agreement
5295 Town Center Road, 3rd Floor
Boca Raton, FL 33486
---------------------------------------------------- -----------------
Donaldson Lufkin Jenrette                            12.56%
Securities Corp. Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052
---------------------------------------------------- -----------------
State Street Bank & Trust Co.                        11.75%
Cust. for the IRA of
Janet M. Grove
217 W. High Street
Red Lion, PA 17356-1527
---------------------------------------------------- -----------------

1-6

---------------------------------------------------- -----------------
First Clearing Corporation                           7.76%
Rajendra Pawar
1729 Shale Road
Quakertown, PA 18951-1909
---------------------------------------------------- -----------------
LPL Financial Services                               6.75%
9785 Towne Centre Drive
San Diego, CA 92121-1968
----------------------------------------------------------------------
International Growth Fund
Class A shares
---------------------------------------------------- -----------------
MLPF&S for the Sole Benefit                          11.72%
of its Customers
Attn: Fund Administration
4800 Deer Lake Drive, E 2nd Floor
Jacksonville, FL 32246-6484
---------------------------------------------------- -----------------
Charles Schwab & Co Inc.                             5.03%
Special Custody Account FBO
Exclusive Benefit of Customers
Reinvest Account Attn: Mutual Fd
101 Montgomery Street
San Francisco, CA 94104-4122
----------------------------------------------------------------------
International Growth Fund
Class B shares
---------------------------------------------------- -----------------
Union Bank Tr Nominee                                10.14%
FBO Oregon Laborers Trust Pension
P.O. Box 85484
San Diego, CA 92186-5484
---------------------------------------------------- -----------------
International Growth Fund
Class C shares
---------------------------------------------------- -----------------
                                                            None
---------------------------------------------------- -----------------
International Growth Fund
Class I shares
---------------------------------------------------- -----------------
First Union National Bank                            55.25%
Trust Accounts
1525 West WT Harris Blvd.
Charlotte, NC 28288-1076
---------------------------------------------------- -----------------
First Union National Bank                            36.93%
Trust Accounts
1525 West WT Harris Blvd.
Charlotte, NC 28288-1076
---------------------------------------------------- -----------------
Latin America Fund
Class A shares
---------------------------------------------------- -----------------
MLPF&S for the Sole Benefit                          22.28%
of its Customers
Attn: Fund Administration
4800 Deer Lake Drive, E 2nd Floor
Jacksonville, FL 32246-6484
---------------------------------------------------- -----------------
Latin America Fund
Class B shares
---------------------------------------------------- -----------------
MLPF&S for the Sole Benefit                          30.57%
of its Customers
Attn: Fund Administration
4800 Deer Lake Drive, E 2nd Floor
Jacksonville, FL 32246-6484
---------------------------------------------------- -----------------

1-7

----------------------------------------------------------------------
Latin America Fund
Class C shares
---------------------------------------------------- -----------------
MLPF&S for the Sole Benefit                          22.28%
of its Customers
Attn: Fund Administration
4800 Deer Lake Drive, E 2nd Floor
Jacksonville, FL 32246-6484
---------------------------------------------------- -----------------
NFSC FEBO                                            5.10%
Jean Defontenay
170 East 78th Street, Apt. 10A
New York, NY 10021
---------------------------------------------------- -----------------
Latin America Fund
Class I shares
---------------------------------------------------- -----------------
First Union National Bank                            69.70%
401K Accounts
1525 West WT Harris Blvd.
Charlotte, NC 28288
---------------------------------------------------- -----------------
State Street Bk and Tr Co Cust                       10.15%
Rollover IRA FBO
Floyd H. Tolle
1980 Adamsville Road
Zanesville, OH 43701-7658
----------------------------------------------------------------------
Precious Metals Fund
Class A shares
----------------------------------------------------------------------
MLPF&S for the Sole Benefit                          5.77%
of its Customers
Attn: Fund Administration
4800 Deer Lake Drive, E 2nd Floor
Jacksonville, FL 32246-6484
----------------------------------------------------------------------
Precious Metals Fund
Class B shares
----------------------------------------------------------------------
MLPF&S for the Sole Benefit                          10.97%
of its Customers
Attn: Fund Administration
4800 Deer Lake Drive, E 2nd Floor
Jacksonville, FL 32246-6484
----------------------------------------------------------------------
Precious Metals Fund
Class C shares
---------------------------------------------------- -----------------
First Clearing Corporation                           11.92%
Edward A. Fausti IRA
690 Riverknoll Drive
Marietta, GA 30067-4749
---------------------------------------------------- -----------------
First Clearing Corporation                           10.55%
Arnold S. Hecht
Neva R. Hecht
744 Harris Point Drive
Virginia Beach, VA 23455-4721
---------------------------------------------------- -----------------
Huntleigh Securities                                 6.83%
Illinois County Insurance Trust-2001
8000 Maryland Avenue
St. Louis, MO 63105
---------------------------------------------------- -----------------

1-8

----------------------------------------------------------------------
Precious Metals Fund
Class I shares
---------------------------------------------------- -----------------
State Street Bk and Tr Co Cust                       46.27%
IRA FBO Donald Scott Trelease
17550 E. Hinsdale Avenue
Aurora, CO 80016-1619
---------------------------------------------------- -----------------
State Street Bk and Tr Co Cust                       19.15%
Roth IRA FBO Leslie Weinberg
4555 Southern Blvd.
Dayton, OH 54529-1118
---------------------------------------------------- -----------------
State Street Bk and Tr Co Cust                       14.57%
IRA FBO Russell F. Wallace
4994 Orchard Bench Road
Basin, WY 82410-9585
---------------------------------------------------- -----------------
State Street Bk and Tr Co Cust                       10.78%
IRA FBO Stanley R. Kyle
P.O. Box 269
Centralia, IL 62801-0269
---------------------------------------------------- -----------------

                               EXPENSES

Advisory Fees

         Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of First Union National Bank (FUNB), is the investment advisor to the Funds. FUNB, located at 201 South College Street, Charlotte, North Carolina 28288-0630, is a subsidiary of Wachovia Corporation (formerly First Union Corporation). Prior to May 11, 2001, the investment advisor to Emerging Markets Growth Fund was Evergreen Investment Management and the investment advisor to International Bond Fund was First International Advisors, Ltd. For more information, see "Investment Advisory Agreements" in Part 2 of this SAI.

         EIMC is entitled to receive from the Emerging Markets Growth Fund an annual fee based on the average daily net assets of the Fund as follows:

     ---------------------------------- -----------------
          Average Daily Net Assets           Fee
     ---------------------------------- -----------------
            First $100 million               1.42%
     ---------------------------------- -----------------
             Next $100 million               1.37%
     ---------------------------------- -----------------
             Next $100 million               1.32%
     ---------------------------------- -----------------
             Over $300 million               1.27%
     ---------------------------------- -----------------

         EIMC is entitled to receive from Global Leaders Fund an annual fee of 0.87% of the Fund's average daily net assets and from International Bond Fund an annual fee of 0.52% of the Fund's average net assets.

         EIMC is entitled to receive from Global Opportunities Fund an annual fee based on the Fund's average daily net assets as follows:

    ---------------------------------- ------------------------
             Average Daily Net Assets           Fee
    ---------------------------------- ------------------------
           first $200 million                   0.91%
    ---------------------------------- ------------------------
            next $200 million                   0.86%
    ---------------------------------- ------------------------
            next $200 million                   0.76%
    ---------------------------------- ------------------------
            over $600 million                   0.66%
    ---------------------------------- ------------------------

1-9

         EIMC is entitled to receive from International Growth Fund and Latin America Fund an annual fee based on each Fund's average daily net assets as follows:

   ---------------------------------- ------------------------
        Average Daily Net Assets           Fee
   ---------------------------------- ------------------------
          First $200 million                   0.66%
   ---------------------------------- ------------------------
           Next $200 million                   0.56%
   ---------------------------------- ------------------------
           Next $200 million                   0.46%
   ---------------------------------- ------------------------
           Over $600 million                   0.36%
   ---------------------------------- ------------------------

         EIMC is entitled to receive from Precious Metals Fund an annual fee based on the Fund's average daily net assets as follows:

   ---------------------------------- ------------------------
        Average Daily Net Assets           Fee
   ---------------------------------- ------------------------
          First $100 million                  0.660%
   ---------------------------------- ------------------------
           Next $100 million                  0.535%
   ---------------------------------- ------------------------
           Over $200 million                  0.410%
   ---------------------------------- ------------------------

Advisory Fees Paid

         Below are the advisory fees paid by each Fund for the last three fiscal years or periods.


========================================================================================
Fund/Fiscal Year or Period                   Advisory Fees Paid     Advisory Fees Waived
----------------------------------------------------------------------------------------
Fiscal Year or Period Ended October 31, 2001
----------------------------------------------------------------------------------------
Emerging Markets Growth Fund                           $710,701                      $0
----------------------------------------------------------------------------------------
Global Leaders Fund                                  $3,101,400                      $0
----------------------------------------------------------------------------------------
Global Opportunities Fund                            $1,759,561                      $0
----------------------------------------------------------------------------------------
International Bond Fund (a)                             $28,777                  $8,703
----------------------------------------------------------------------------------------
International Bond Fund (b)                            $351,199                 $55,447
----------------------------------------------------------------------------------------
International Growth Fund                            $3,872,253                      $0
----------------------------------------------------------------------------------------
Latin America Fund                                     $148,177                      $0
----------------------------------------------------------------------------------------
Precious Metals Fund                                   $400,064                      $0
----------------------------------------------------------------------------------------
Fiscal Year or Period Ended October 31, 2000
----------------------------------------------------------------------------------------
Emerging Markets Growth Fund                         $1,097,081                      $0
----------------------------------------------------------------------------------------
Global Leaders Fund                                  $3,746,155                      $0
----------------------------------------------------------------------------------------
Global Opportunities Fund                            $2,293,047                      $0
----------------------------------------------------------------------------------------
International Bond Fund (c)                            $290,036                 $96,364
----------------------------------------------------------------------------------------
International Growth Fund                            $4,178,042                      $0
----------------------------------------------------------------------------------------
Latin America Fund                                     $226,614                      $0
----------------------------------------------------------------------------------------
Precious Metals Fund                                   $451,332                      $0
----------------------------------------------------------------------------------------
Fiscal Year or Period ended October 31, 1999
----------------------------------------------------------------------------------------
Emerging Markets Growth Fund                           $912,765                      $0
----------------------------------------------------------------------------------------
Global Leaders Fund                                  $3,651,052                      $0
----------------------------------------------------------------------------------------
Global Opportunities Fund                            $1,877,575                      $0
----------------------------------------------------------------------------------------
International Bond Fund (d)                            $287,115                $122,058
----------------------------------------------------------------------------------------
International Growth Fund                            $4,195,994                      $0
----------------------------------------------------------------------------------------
Latin America Fund                                     $258,833                      $0
----------------------------------------------------------------------------------------
Precious Metals Fund                                   $678,057                      $0
========================================================================================

(a) For the one month ended October 31, 2001. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2001.
(b)  Year ended September 30, 2001.
(c)  Year ended September 30, 2000.
(d)  Year ended September 30, 1999.

1-10

Sub-Advisory Fees Paid

         EIMC has entered into a sub-advisory agreement with First International Advisors, LLC (First International) with respect to International Bond Fund. EIMC will pay First International a fee at the annual rate of 0.52% of the average daily net assets of the Fund.

Brokerage Commissions

         Below are the brokerage commissions paid for the last three fiscal years or periods by each Fund to all brokers and brokerage commissions paid by the applicable Funds to First Union Services, Inc. (FUSI), an affiliated broker-dealer that places trades through its wholly owned subsidiary, First Clearing Corp. For more information regarding the brokerage commissions, see "Brokerage" in Part 2 of this SAI.

--------------------------------------------------------------------------------
Fund/Fiscal Year or Period                    Total Paid to All    Total Paid to
                                                   Brokers             FUSI
--------------------------------------------------------------------------------
Fiscal Year or Period ended October 31, 2001
--------------------------------------------------------------------------------
Emerging Markets Growth Fund                              $174,751        $0
--------------------------------------------------------------------------------
Global Leaders Fund                                       $485,618   $23,390
--------------------------------------------------------------------------------
Global Opportunities Fund                               $1,168,556   $12,975
--------------------------------------------------------------------------------
International Bond Fund (a)                                     $0        $0
--------------------------------------------------------------------------------
International Bond Fund (b)                                     $0        $0
--------------------------------------------------------------------------------
International Growth Fund                               $4,426,730        $0
--------------------------------------------------------------------------------
Latin America Fund                                        $152,780        $0
--------------------------------------------------------------------------------
Precious Metals Fund                                      $149,532        $0
--------------------------------------------------------------------------------
Fiscal Year or Period ended October 31, 2000
--------------------------------------------------------------------------------
Emerging Markets Growth Fund                              $290,070        $0
--------------------------------------------------------------------------------
Global Leaders Fund                                       $518,610   $34,623
--------------------------------------------------------------------------------
Global Opportunities Fund                               $1,411,948        $0
--------------------------------------------------------------------------------
International Bond Fund (c)                                     $0        $0
--------------------------------------------------------------------------------
International Growth Fund                               $5,215,249        $0
--------------------------------------------------------------------------------
Latin America Fund                                         $92,654        $0
--------------------------------------------------------------------------------
Precious Metals Fund                                      $168,625        $0
--------------------------------------------------------------------------------
Fiscal Year or Period ended October 31, 1999
--------------------------------------------------------------------------------
Emerging Markets Growth Fund                              $453,825        $0
--------------------------------------------------------------------------------
Global Leaders Fund                                       $310,765        $0
--------------------------------------------------------------------------------
Global Opportunities Fund                                 $277,723        $0
--------------------------------------------------------------------------------
International Bond Fund (d)                                     $0        $0
--------------------------------------------------------------------------------
International Growth Fund                               $3,897,536        $0
--------------------------------------------------------------------------------
Latin America Fund                                        $362,833        $0
--------------------------------------------------------------------------------
Precious Metals Fund                                      $363,964        $0
--------------------------------------------------------------------------------
(a) For the one month ended October 31, 2001. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2001.
(b)  Year ended September 30, 2001.
(c)  Year ended September 30, 2000.
(d)  Year ended September 30, 1999.

1-11

         Below are the brokerage commissions paid by the Funds to Lieber and Company (Lieber), an affiliated broker-dealer of the Evergreen Funds until September 2000, for the fiscal years or periods ended October 2000 and 1999. There were no commissions paid to Lieber for the fiscal year or period ended October 2001.

--------------------------------------------- -----------------
Fund/Fiscal Year or Period                     Total Paid to
                                                   Lieber
--------------------------------------------- -----------------
Fiscal Year or Period ended October 31, 2000
---------------------------------------------------------------
Global Leaders Fund                                    $76,713
---------------------------------------------------------------
Fiscal Year or Period ended October 31, 1999
---------------------------------------------------------------
Global Leaders Fund                                   $190,546
--------------------------------------------- -----------------

Percentage of Brokerage Commissions

         The table below shows, for the fiscal year ended October 31, 2001, (1) the percentage of aggregate brokerage commissions paid by each applicable Fund to FUSI; and (2) the percentage of each applicable Fund's aggregate dollar amount of commissionable transactions effected through FUSI. For more information, see "Selection of Brokers" under "Brokerage" in Part 2 of this SAI.

--------------------------------------------------------------------------------
              Fund             Percentage of        Percentage of Commissionable
                            Commissions to FUSI      Transactions through FUSI
--------------------------------------------------------------------------------
Global Leaders Fund                     4.8%                  8.9%
--------------------------------------------------------------------------------
Global Opportunities Fund               1.1%                  0.9%
--------------------------------------------------------------------------------

Portfolio Turnover

         The Funds generally do not take portfolio turnover into account in making investment decisions. This means the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Funds and their shareholders. It may also result in the Funds realizing greater net short-term capital gains, distributions from which are taxable to shareholders as ordinary income.

12b-1 Fees

         Below are the 12b-1 fees paid by each Fund for the fiscal year ended October 31, 2001. For more information, see "Distribution Expenses Under Rule 12b-1" in Part 2 of this SAI.

------------------------------------------------------------------------------------------------------------------
                 Fund              Class A                Class B                   Class C            Class IS
                             -------------------------------------------------------------------------------------
                                Service Fees      Distribution  Service     Distribution    Service     Service
                                                      Fees         Fees         Fees         Fees        Fees
------------------------------------------------------------------------------------------------------------------
Emerging Markets Growth Fund       $13,175           $15,736      $5,246       $4,735       $1,579        N/A
------------------------------------------------------------------------------------------------------------------
Global Leaders Fund               $298,873         $1,401,866    $467,288     $157,772      $52,590       N/A
------------------------------------------------------------------------------------------------------------------
Global Opportunities Fund         $164,418          $782,390     $260,797     $172,654      $57,551       N/A
------------------------------------------------------------------------------------------------------------------
International Bond Fund (a)          N/A               N/A         N/A          N/A           N/A         $40
------------------------------------------------------------------------------------------------------------------
International Bond Fund (b)          N/A               N/A         N/A          N/A           N/A        $405
------------------------------------------------------------------------------------------------------------------
International Growth Fund         $330,783          $311,491     $103,831     $115,207      $38,402       N/A
------------------------------------------------------------------------------------------------------------------
Latin America Fund                 $19,434           $84,793     $28,265      $22,973       $7,658        N/A
------------------------------------------------------------------------------------------------------------------
Precious Metals Fund              $131,573           $54,692     $18,231       $5,125       $1,709        N/A
------------------------------------------------------------------------------------------------------------------

(a) For the one month ended October 31, 2001. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2001.
(b)  Year ended September 30, 2001.

1-12

Underwriting Commissions

         Below are the underwriting commissions paid by each Fund and the amounts retained by the principal underwriter for the last three fiscal years or periods. For more information, see "Principal Underwriter" in Part 2 of this SAI.

-------------------------------------------------------------------------------------------
                                              Total Underwriting        Underwriting
Fund/Fiscal Year or Period                        Commissions       Commissions Retained
-------------------------------------------------------------------------------------------
Fiscal Year or Period ended October 31, 2001
-------------------------------------------------------------------------------------------
Emerging Markets Growth Fund                                $18,144                   $525
-------------------------------------------------------------------------------------------
Global Leaders Fund                                        $474,473                $10,512
-------------------------------------------------------------------------------------------
Global Opportunities Fund                                  $351,548                 $8,511
-------------------------------------------------------------------------------------------
International Bond Fund (a)                                      $0                     $0
-------------------------------------------------------------------------------------------
International Bond Fund (b)                                      $0                     $0
-------------------------------------------------------------------------------------------
International Growth Fund                                  $455,737                     $0
-------------------------------------------------------------------------------------------
Latin America Fund                                          $11,803                   $300
-------------------------------------------------------------------------------------------
Precious Metals Fund                                       $273,506                 $6,074
-------------------------------------------------------------------------------------------
Fiscal Year or Period ended October 31, 2000
-------------------------------------------------------------------------------------------
Emerging Markets Growth Fund                                $86,975                   $715
-------------------------------------------------------------------------------------------
Global Leaders Fund                                      $1,723,871                $19,955
-------------------------------------------------------------------------------------------
Global Opportunities Fund                                $1,208,439                $25,579
-------------------------------------------------------------------------------------------
International Bond Fund (c)                                      $0                     $0
-------------------------------------------------------------------------------------------
International Growth Fund                                  $450,847                     $0
-------------------------------------------------------------------------------------------
Latin America Fund                                          $26,764                   $668
-------------------------------------------------------------------------------------------
Precious Metals Fund                                        $52,296                 $1,245
-------------------------------------------------------------------------------------------
Fiscal Year or Period ended October 31, 1999
-------------------------------------------------------------------------------------------
Emerging Markets Growth Fund                                $41,347                 $2,153
-------------------------------------------------------------------------------------------
Global Leaders Fund                                      $1,581,139                     $0
-------------------------------------------------------------------------------------------
Global Opportunities Fund                                  $148,916                     $0
-------------------------------------------------------------------------------------------
International Bond Fund (d)                                      $0                     $0
-------------------------------------------------------------------------------------------
International Growth Fund                                  $338,284                     $0
-------------------------------------------------------------------------------------------
Latin America Fund                                          $36,833                 $1,346
-------------------------------------------------------------------------------------------
Precious Metals Fund                                       $170,912                     $0
-------------------------------------------------------------------------------------------

(a) For the one month ended October 31, 2001. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2001.
(b)  Year ended September 30, 2001.
(c)  Year ended September 30, 2000.
(d)  Year ended September 30, 1999.


1-13

Trustee Compensation

         Listed below is the Trustee compensation paid by the Trusts individually for the fiscal year ended October 31, 2001 and by the Trusts and the seven other trusts in the Evergreen Fund Complex for the twelve months ended December 31, 2001. The Trustees do not receive pension or retirement benefits from the Funds. For more information, see "Management of the Trust" in Part 2 of this SAI.

--------------------------------------------------------------------------------------
                                                         Total Compensation from the
                                Aggregate Compensation   Evergreen Fund Complex for
           Trustee              from Trusts for fiscal     the twelve months ended
                                 year ended 10/31/2001           12/31/2001*
--------------------------------------------------------------------------------------
Laurence B. Ashkin**                     $717                      $40,250
--------------------------------------------------------------------------------------
Charles A. Austin, III                  $1,439                     $93,000
--------------------------------------------------------------------------------------
Arnold H. Dreyfuss**                     $753                      $43,250
--------------------------------------------------------------------------------------
K. Dun Gifford                          $1,647                     $109,000
--------------------------------------------------------------------------------------
James S. Howell***                       $586                      $40,000
--------------------------------------------------------------------------------------
Leroy Keith Jr.                         $1,336                     $92,500
--------------------------------------------------------------------------------------
Gerald M. McDonnell                     $1,446                     $93,500
--------------------------------------------------------------------------------------
Thomas L. McVerry                       $1,477                     $93,000
--------------------------------------------------------------------------------------
Louis W. Moelchert, Jr.****             $1,329                     $92,000
--------------------------------------------------------------------------------------
William Walt Pettit                     $1,446                     $93,500
--------------------------------------------------------------------------------------
David M. Richardson                     $1,446                     $93,500
--------------------------------------------------------------------------------------
Russell A. Salton, III                  $1,615                     $103,000
--------------------------------------------------------------------------------------
Michael S. Scofield                     $1,847                     $120,000
--------------------------------------------------------------------------------------
Richard J. Shima                        $1,343                     $93,500
--------------------------------------------------------------------------------------
Richard K. Wagoner                      $1,439                     $93,000
--------------------------------------------------------------------------------------

*Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2001. The amounts listed below will be payable in later years to the respective Trustees:

                  Austin            $55,800
                  Howell            $28,000
                  McVerry           $93,000
                  Moelchert         $92,000
                  Pettit            $93,500
                  Scofield          $39,375

** As of January 1, 2001, Laurence B. Ashkin and Arnold H. Dreyfuss retired and became Trustees Emeriti.
*** As of January 1, 2000, James S. Howell retired and became Trustee Emeritus. **** On January 2, 2002, Louis W. Moelchert, Jr. resigned. He received compensation through December 2001.

1-14

                                PERFORMANCE

Total Return

         Below are the average annual total returns for each class of shares of the Funds (including applicable sales charges) as of October 31, 2001. The after tax returns shown are for each Fund's oldest class or one of each Fund's oldest classes; after tax returns for other classes will vary. For more information, see "Total Return" under "Performance Calculations" in Part 2 of this SAI.

---------------------------------------------------------------------------------------------------------
                                                                 Ten Years or Since   Inception Date of
Fund/Class                           One Year     Five Years     Inception of Class         Class
---------------------------------------------------------------------------------------------------------
Emerging Markets Growth Fund
---------------------------------------------------------------------------------------------------------
Class A                                  -25.99%         -5.12%                 -5.76%          9/6/1994
---------------------------------------------------------------------------------------------------------
Class A +                                -25.99%         -5.25%                 -5.87%          9/6/1994
---------------------------------------------------------------------------------------------------------
(after taxes on distributions)
---------------------------------------------------------------------------------------------------------
Class A +                                -15.83%         -4.00%                 -4.43%          9/6/1994
---------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of Fund Shares)
---------------------------------------------------------------------------------------------------------
Class B                                  -25.92%         -5.10%                 -5.67%          9/6/1994
---------------------------------------------------------------------------------------------------------
Class C                                  -23.55%         -4.76%                 -5.65%          9/6/1994
---------------------------------------------------------------------------------------------------------
Class I                                  -21.22%         -3.68%                 -4.70%          9/6/1994
---------------------------------------------------------------------------------------------------------
Global Leaders Fund (1)
---------------------------------------------------------------------------------------------------------
Class A                                  -27.98%          3.36%                  5.91%          6/3/1996
---------------------------------------------------------------------------------------------------------
Class B                                  -27.73%          3.52%                  6.15%          6/3/1996
---------------------------------------------------------------------------------------------------------
Class C                                  -25.60%          3.84%                  6.24%          6/3/1996
---------------------------------------------------------------------------------------------------------
Class I                                  -23.40%          4.91%                  7.22%         11/1/1995
---------------------------------------------------------------------------------------------------------
Class I+                                 -24.09%          4.62%                  6.94%         11/1/1995
---------------------------------------------------------------------------------------------------------
(after taxes on distributions)
---------------------------------------------------------------------------------------------------------
Class I+                                 -13.34%          4.04%                  5.98%         11/1/1995
---------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of Fund Shares)
---------------------------------------------------------------------------------------------------------
Global Opportunities Fund (2)
---------------------------------------------------------------------------------------------------------
Class A                                  -28.68%          3.71%                  9.37%         3/16/1988
---------------------------------------------------------------------------------------------------------
Class A +                                -34.18%          0.05%                  7.03%         3/16/1988
---------------------------------------------------------------------------------------------------------
(after taxes on distributions)
---------------------------------------------------------------------------------------------------------
Class A +                                -14.22%          2.25%                  7.29%         3/16/1988
---------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of Fund Shares)
---------------------------------------------------------------------------------------------------------
Class B                                  -27.54%          3.97%                  9.32%          2/1/1993
---------------------------------------------------------------------------------------------------------
Class C                                  -25.95%          4.17%                  9.34%          2/1/1993
---------------------------------------------------------------------------------------------------------
Class I                                  -24.27%          5.06%                 10.08%         1/13/1997
---------------------------------------------------------------------------------------------------------
International Bond Fund (3)
---------------------------------------------------------------------------------------------------------
Class I                                   14.34%          3.40%                  3.62%        12/15/1993
---------------------------------------------------------------------------------------------------------
Class I+                                  11.56%          0.93%                  1.42%        12/15/1993
---------------------------------------------------------------------------------------------------------
(after taxes on distributions)
---------------------------------------------------------------------------------------------------------
Class I+                                   8.64%          1.47%                  1.78%        12/15/1993
---------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of Fund Shares)
---------------------------------------------------------------------------------------------------------
Class IS                                  14.09%          3.18%                  3.39%        12/15/1993
---------------------------------------------------------------------------------------------------------

1-15

---------------------------------------------------------------------------------------------------------
International Growth Fund (4)
---------------------------------------------------------------------------------------------------------
Class A                            -22.94%                3.68%            6.37%               1/20/1998
---------------------------------------------------------------------------------------------------------
Class B                            -22.51%                4.09%            6.72%                9/6/1979
---------------------------------------------------------------------------------------------------------
Class B+                           -23.87%                2.11%            5.15%                9/6/1979
---------------------------------------------------------------------------------------------------------
(after taxes on distributions)
---------------------------------------------------------------------------------------------------------
Class B+                           -12.04%                3.05%            5.19%                9/6/1979
---------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of Fund Shares)
---------------------------------------------------------------------------------------------------------
Class C                            -20.37%                4.36%            6.72%                3/6/1998
---------------------------------------------------------------------------------------------------------
Class I                            -18.02%                5.04%            7.06%                3/9/1998
---------------------------------------------------------------------------------------------------------
Latin America Fund (5)
---------------------------------------------------------------------------------------------------------
Class A                            -24.59%               -1.96%            1.15%               11/1/1993
---------------------------------------------------------------------------------------------------------
Class A+                           -24.59%               -3.05%            0.08%               11/1/1993
---------------------------------------------------------------------------------------------------------
(after taxes on distributions)
---------------------------------------------------------------------------------------------------------
Class A+                           -14.98%               -1.58%            0.71%               11/1/1993
---------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of Fund Shares)
---------------------------------------------------------------------------------------------------------
Class B                            -24.57%               -1.81%            1.17%               11/1/1993
---------------------------------------------------------------------------------------------------------
Class C                            -22.21%               -1.54%            1.16%               11/1/1993
---------------------------------------------------------------------------------------------------------
Class I                            -19.83%               -0.61%            2.02%               3/30/1998
---------------------------------------------------------------------------------------------------------
Precious Metals Fund (4)
---------------------------------------------------------------------------------------------------------
Class A                             34.02%              -11.74%           -1.79%               1/20/1998
---------------------------------------------------------------------------------------------------------
Class B                             36.08%              -11.51%           -1.49%               1/30/1978
---------------------------------------------------------------------------------------------------------
Class B+                            35.96%              -12.00%           -1.80%               1/30/1978
---------------------------------------------------------------------------------------------------------
(after taxes on distributions)
---------------------------------------------------------------------------------------------------------
Class B+                            21.96%               -8.73%           -1.20%               1/30/1978
---------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of Fund Shares)
---------------------------------------------------------------------------------------------------------
Class C                             39.13%              -11.20%           -1.50%               1/29/1998
---------------------------------------------------------------------------------------------------------
Class I                             42.41%              -10.88%           -1.32%               2/29/2000
---------------------------------------------------------------------------------------------------------

(1) Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. These historical returns for Classes A, B and C have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A, B and C would have been lower.

(2) Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C and I have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and Class C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

(3) Historical performance shown for Class I prior to 8/31/1998 is based on the performance of the Class Y of the Fund's predecessor fund, CoreFund Global Bond Fund. Historical performance shown for Class IS prior to 8/31/1998 is based on the performance of the Class A of the Fund's predecessor fund and reflects the same 0.25% 12b-1 fee applicable to Class IS. Class I does not pay 12b-1 fees.

(4) Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and I have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A and I would have been higher.

(5) Historical performance shown for Class I prior to its inception is based on the performance of Class A, one of the original classes offered along with Classes B and C. These historical returns for Class I include the effect of the 0.25% 12b-1 fees applicable to Class A. Classes B and C each pay 12b-1 fees of 1.00%. Class I does not pay 12b-1 fees. If these fees had not been reflected, returns for Class I would have been higher.

1-16

+ The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

                         COMPUTATION OF CLASS A OFFERING PRICE

         Class A shares are sold at the net asset value (NAV) plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund's Class A shares at October 31, 2001. For more information, see " Pricing of Shares" in
Part 2 of this SAI.

--------------------------------------------------------------------------------
                             Net Asset Value                   Offering Price
                 Fund           Per Share      Sales Charge      Per Share

--------------------------------------------------------------------------------
Emerging Markets Growth Fund      $6.72           5.75%            $7.13
--------------------------------------------------------------------------------
Global Leaders Fund              $13.92           5.75%            $14.77
--------------------------------------------------------------------------------
Global Opportunities Fund        $15.42           5.75%            $16.36
--------------------------------------------------------------------------------
International Growth Fund         $6.47           5.75%            $6.86
--------------------------------------------------------------------------------
Latin America Fund                $8.37           5.75%            $8.88
--------------------------------------------------------------------------------
Precious Metals Fund             $12.38           5.75%            $13.14
--------------------------------------------------------------------------------

Current Yield

         Below are the current yields for each class of shares of International Bond Fund as of October 31, 2001. For more information, see "30-day Yield" under Performance Calculating in Part 2 of this SAI.

================================================================================
                                  30-Day Yield
--------------------------------------------------------------------------------
            Fund                       Class I                    Class IS
--------------------------------------------------------------------------------
International Bond Fund                 4.89%                      4.64%
================================================================================

                               SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02116, a subsidiary of Wachovia Corporation (Wachovia), serves as administrator to the Funds, subject to the supervision and control of the Trusts' Board of Trustees. EIS provides the Funds with facilities, equipment and personnel and is entitled to receive from each Fund annual fees at the following rate:

                =================================== ====================
                     Average Daily Net Assets         Administrative
                      of the Evergreen Funds         Service Fee Rates
                ----------------------------------- --------------------
                        First $50 billion                 0.100%
                ----------------------------------- --------------------
                        Next $25 billion                  0.090%
                ----------------------------------- --------------------
                        Next $25 billion                  0.080%
                ----------------------------------- --------------------
                        Next $25 billion                  0.075%
                ----------------------------------- --------------------
                   On assets over $125 billion            0.050%
                =================================== ====================



1-17

         Below are the administrative fees paid by each Fund for the last three fiscal years or periods. Prior to December 31, 2001, the Funds paid EIS under a different fee schedule.

--------------------------------------------------------------------------------
Fund/Fiscal Year or Period                       Administrative Fee Paid
--------------------------------------------------------------------------------
Fiscal Year or Period Ended October 31, 2001
--------------------------------------------------------------------------------
Emerging Markets Growth Fund                                            $50,049
--------------------------------------------------------------------------------
Global Leaders Fund                                                    $356,483
--------------------------------------------------------------------------------
Global Opportunities Fund                                              $193,775
--------------------------------------------------------------------------------
International Bond Fund (a)                                              $5,534
--------------------------------------------------------------------------------
International Bond Fund (b)                                             $67,538
--------------------------------------------------------------------------------
International Growth Fund                                              $742,292
--------------------------------------------------------------------------------
Latin America Fund                                                      $22,451
--------------------------------------------------------------------------------
Precious Metals Fund                                                    $60,616
--------------------------------------------------------------------------------
Fiscal Year or Period Ended October 31, 2000
--------------------------------------------------------------------------------
Emerging Markets Growth Fund                                            $66,719
--------------------------------------------------------------------------------
Global Leaders Fund                                                    $365,613
--------------------------------------------------------------------------------
Global Opportunities Fund                                              $223,302
--------------------------------------------------------------------------------
International Bond Fund (c)                                             $40,581
--------------------------------------------------------------------------------
International Growth Fund                                              $683,180
--------------------------------------------------------------------------------
Latin America Fund                                                      $28,172
--------------------------------------------------------------------------------
Precious Metals Fund                                                    $54,598
--------------------------------------------------------------------------------
Fiscal Year or Period Ended October 31, 1999
--------------------------------------------------------------------------------
Emerging Markets Growth Fund                                            $14,912
--------------------------------------------------------------------------------
Global Leaders Fund                                                     $94,269
--------------------------------------------------------------------------------
Global Opportunities Fund                                               $26,349
--------------------------------------------------------------------------------
International Bond Fund (d)                                              $9,459
--------------------------------------------------------------------------------
International Growth Fund                                              $106,380
--------------------------------------------------------------------------------
Latin America Fund                                                       $4,434
--------------------------------------------------------------------------------
(a) For the one month ended October 31, 2001. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2001.
(b)  Year ended September 30, 2001.
(c)  Year ended September 30, 2000.
(d)  Year ended September 30, 1999.

Transfer Agent

         Evergreen Service Company, LLC (ESC), P.O. Box 2121, Boston, Massachusetts 02106-9970, a subsidiary of Wachovia, is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

         Each Fund pays ESC annual fees as follows:

=================================== ===================== ======================
                                    Annual Fee Per Open   Annual Fee Per Closed
Fund Type                                Account*              Account**
----------------------------------- --------------------- ----------------------
Monthly Dividend Funds                     $26.75                 $9.00
----------------------------------- --------------------- ----------------------
Quarterly Dividend Funds                   $25.75                 $9.00
----------------------------------- --------------------- ----------------------
Semiannual Dividend Funds                  $24.75                 $9.00
----------------------------------- --------------------- ----------------------
Annual Dividend Funds                      $24.75                 $9.00
----------------------------------- --------------------- ----------------------
Money Market Funds                         $26.75                 $9.00
=================================== ===================== ======================
* For shareholder accounts only. Each Fund pays ESC cost plus 15% for broker accounts.
** Closed accounts are maintained on the system in order to facilitate historical and tax information.

1-18

Distributor

         Evergreen  Distributor,  Inc. (EDI), 90 Park Avenue, New York, New York
10016,   markets  the  Funds   through   broker-dealers   and  other   financial
representatives.

Independent Auditors

         KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of the Funds.

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Funds' custodian. The bank keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

         Sullivan & Worcester LLP, 1666 K Street, Washington, D.C. 20006, provides legal advice to the Funds.

                              FINANCIAL STATEMENTS

         The audited financial statements and the reports thereon are hereby incorporated by reference to the Funds' Annual Reports, copies of which may be obtained without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400 by calling (800) 343-2898 or by downloading them off our website at www.evergreeninvestments.com.

1-19

                                 EVERGREEN FUNDS
                    Statement of Additional Information (SAI)
                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES

                            AND INVESTMENT PRACTICES

         The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

         The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

     Some government agencies and instrumentalities may not receive financial support from the U.S. Government. Examples of such agencies are:

          (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

          (ii) Farmers Home Administration;

          (iii)Federal Home Loan Banks;

          (iv) Federal Home Loan Mortgage Corporation;

          (v) Federal National Mortgage Association; and Student Loan Marketing Association.

         Securities  Issued  by the  Government  National  Mortgage  Association
(GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

2-1

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's

2-2
portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Leverage

         The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen's Leverage Policy. Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Examples of transactions which create leverage include mortgage dollar rolls (see descriptions herein).

Dollar Roll Transactions

         The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

         Dollar rolls are not rated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are "covered dollar rolls," see description below) and are included in the calculation of the Fund's total leverage creating transaction. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

         The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund's right to receive the


2-3
security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund's total leverage-creating transaction.

Securities Lending

         The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

         The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

         The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

         The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Warrants

         The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of


2-4
the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody's) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

         The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the

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currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

         The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return.

         The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund's investment objective. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

         The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all time while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S.
government securities with a value equal to or greater than the Fund's obligation under the option. The Fund may also write combinations of covered puts and covered calls on the same underlying security.

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         The Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

         The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

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         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations. The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund

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unless the transaction meets certain "bona fide hedging" criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on the Fund's ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so. Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission
(SEC) considers over-the-counter options to be illiquid. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of the Fund's investment advisor to forecast correctly interest rate movements and general stock market price movements. The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

         The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults

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with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is

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completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Premium Securities

         The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely effect (a) the bond's market price, (b) the Fund's ability to sell the bond, and
(c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

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Illiquid and Restricted Securities

         The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

         Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of other money market funds advised by the Fund's investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund's total assets.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal  Securities

         The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also may be issued to refinance public debt.

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         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

U.S. Virgin Islands, Guam and Puerto Rico

         The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or
(b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

         A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term,

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tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

         The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Payment-in-kind Securities

         The Fund may invest in payment-in-kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

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         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general

2-15
obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Variable or Floating Rate Instruments

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity

2-16
ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

         The Fund may invest in investments related to real estate including real estate investment trusts (REITs). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

         For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

         When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

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                        PURCHASE AND REDEMPTION OF SHARES

         You may buy  shares of the Fund  through  Evergreen  Distributor,  Inc.
(EDI), broker-dealers that have entered into special agreements with EDI or certain other financial institutions. With certain exceptions, the Fund may offer up to seven different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all. Each Fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

         With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 5.75%. The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases. If you purchase Class A shares in the amount of $1 million or more, without an front-end sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase or the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge" below).

         No front-end  sales charges are imposed on Class A shares  purchased by
(a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; and (f) current and retired employees of First Union National Bank (FUNB) and its affiliates, EDI and any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees; and (g) upon the initial purchase of an Evergreen Fund by investors reinvesting the proceeds from a redemption within the preceding 30 days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value (NAV) to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EDI. In addition, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

Class B Shares

         The Fund offers Class B shares at NAV without an front-end sales charge. With certain exceptions, however, the Fund will charge a CDSC on shares you redeem within 72 months after the month of your purchase, in accordance with the following schedule:

REDEMPTION TIME                                                 CDSC RATE

Month of purchase and the first 12-month
period following the month of purchase........................       5.00%
Second 12-month period following the month of purchase........       4.00%

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Third 12-month period following the month of purchase.........       3.00%
Fourth 12-month period following the month of purchase........       3.00%
Fifth 12-month period following the month of purchase.........       2.00%
Sixth 12-month period following the month of purchase.........       1.00%
Thereafter....................................................       0.00%

         Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with EDI. The Fund offers Class C shares at NAV without an front-end sales charge. With certain exceptions, however, the Fund will charge a CDSC on shares you redeem within 24 months after the month of your purchase, in accordance with the following schedule:

REDEMPTION TIME                                                      CDSC RATE

Month of purchase and the first 12-month
period following the month of purchase                                  2.00%
Second 12-month period following the month of purchase                  1.00%
Thereafter                                                              0.00%

           See "Contingent Deferred Sales Charge" below.

         Class C shares purchased through an omnibus account with Merrill Lynch Investment Manager, L.P. will be charged a 1.00% CDSC if redeemed within 12 months after the month of purchase. Redemptions made thereafter will not be charged a CDSC.

Class I Shares (formerly Class Y Shares)

         No CDSC is imposed on the redemption of Class I shares. Class I shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned Class I shares of an Evergreen Fund,(2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor's affiliates. Class I shares are offered at NAV without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Class S and Class S1 Shares

         Class S and Class S1 shares of the Evergreen money market funds are offered at NAV without an front-end or deferred sales charge through certain broker-dealers and financial institutions who have entered into selling agreements with EDI. Investors should refer to their broker-dealer or financial institution as appropriate for instructions and further information.

Administrative Shares, Institutional Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares, Resource Shares

         Each institutional class of shares is sold without a front-end sales charge or deferred sales charge. Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares each pay Rule 12b-1 distribution expenses. Institutional shares do not pay Rule 12b-1 distribution expenses. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.

2-19

Contingent Deferred Sales Charge

         The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the NASD Regulation, Inc., paid to EDI or its predecessor.

Redemption-in-kind

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SALES CHARGE WAIVERS AND REDUCTIONS

         The following information is not applicable to Class S, Class S1, Class I, Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares.

         If you are making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen Funds and take advantage of lower sales charges. These are described below.

Combined Purchases

         You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen Funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the front-end sales charge applied to all your current purchases. For example, if you invested $75,000 in each of two different Evergreen Funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75% for Funds with a 4.75% front-end sales charge). See prospectus for the specific sales charge applicable to the Fund.

Rights of Accumulation

         You may add the value of all of your existing Evergreen Fund investments in all share classes, excluding Evergreen money market funds, to determine the front-end sales charge to be applied to your current Class A purchase.

         Your account, and therefore your rights of accumulation, can be linked to immediate family members which includes father and mother, brothers and sisters, and sons and daughters. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

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Letter of Intent

         You may reduce the sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen Fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Waiver of Front-end Sales Charges

         The Fund may sell its shares at net asset value without an front-end sales charge to:

                  1. purchasers of shares in the amount of $1 million or more;

                  2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 (ERISA) tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

                  3. institutional investors, which may include bank trust departments and registered investment advisors;

                  4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

                  5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

                  6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

                  7. employees of FUNB, its affiliates, EDI, any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

                  8. certain Directors, Trustees, officers and employees of the Evergreen Funds, EDI or their affiliates and to the immediate families of such persons; or

                  9. a bank or trust company acting as trustee for a single account in the name of such bank or trust company if the initial investment in any of the Evergreen Funds made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.

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Waiver of CDSCs

         The Fund does not impose a CDSC when the shares you are redeeming represent:

                  1. an increase in the share value above the net cost of such shares;

                  2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

                  3. shares that are in the accounts of a shareholder who has died or become disabled;

                  4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 (ERISA);

                  5. a systematic withdrawal from the ERISA plan of a shareholder who is at least 59 years old;

                  6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

                  7. an automatic withdrawal under a Systematic Withdrawal Plan of up to 1.00% per month of your initial account balance;

                  8. a withdrawal consisting of loan proceeds to a retirement plan participant;

                  9. a financial hardship withdrawal made by a retirement plan participant;

                  10.   a   withdrawal   consisting   of   returns   of   excess
                        contributions or excess deferral amounts made to a retirement plan; or

                  11.   a  redemption   by  an  individual   participant   in  a
                        Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

Exchanges

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen Fund which offers the same class of shares. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

Automatic Reinvestment

         As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.

2-22

                                PRICING OF SHARES

Calculation of Net Asset Value

         The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

                  (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System
                        (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                  (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

                  (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

                  (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

                  (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                  (6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

         Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

2-23

                            PERFORMANCE CALCULATIONS

Average Annual Total Return

         Described below are the total return calculations the Fund may use from time to time in advertisements.

Return Before Taxes

         Total return quotations for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return:

                              [OBJECT OMITTED]

         P =  initial payment of $1,000.
         T =  average annual total return.
         n =  number of years.
         ERV = ending redeemable value of the initial $1,000.

Return After Taxes on Distributions

         Total return quotations, less the taxes due on distributions, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less the taxes due on such distributions, and all recurring fees charged to all shareholder accounts are deducted. To calculate the taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions:

                                [OBJECT OMITTED]D

Where:
         P = initial payment of $1,000.
         T = average annual total return (after taxes on distributions). n = number of years.
         ATVD = ending redeemable value of
                the initial $1,000, after taxes on
                fund distributions but not after
                taxes on redemption.

Return After Taxes on Distributions and Redemption

         Total  return   quotations,   less  taxes  due  on  distributions   and
redemption, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever

2-24
is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less taxes due on such distributions and redemption, and all recurring fees charged to all shareholder accounts are deducted. To calculate taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. To calculate taxes due on redemptions, returns are adjusted to reflect the effect of capital gains taxes resulting from the redemption offset by the tax benefit from capital losses resulting from the redemption. Capital gains taxes, or the benefit resulting from tax losses, are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions and redemption:

                               [OBJECT OMITTED]DR

Where:
         P = initial payment of $1,000.
         T = average  annual total return (after taxes on  distributions  and redemptions).
         n =  number of years.
         ATVDR = ending redeemable value of
                 the initial $1,000, after taxes on
                 fund distributions and redemption.

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                    [OBJECT OMITTED] [OBJECT OMITTED]

         Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting

2-25
deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

                             [OBJECT OMITTED]

Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                             [OBJECT OMITTED]

         The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.

                              PRINCIPAL UNDERWRITER

         EDI is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EDI with respect to each class of the Fund. EDI is a subsidiary of The BISYS Group, Inc.

         EDI, as agent, has agreed to use its best efforts to find purchasers for the shares. EDI may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EDI will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by EDI are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         EDI has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EDI has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EDI or any other person for whose acts EDI is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as

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defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in EDI's judgment, it could benefit the sales of shares, EDI may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.

                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

         The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares ("Share Classes"), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus. The
12b-1 fees are composed of distribution fees and service fees which are described further below.

         Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Share Classes, other than Class I and Institutional, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EDI pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Share Classes, as applicable.

  -------------------------- --------------------------
       Current Maximum
            Class            12b-1 Fees Allowed Under
          the Plans
  -------------------------- --------------------------
              A                      0.75%(a)
  -------------------------- --------------------------
              B                        1.00%
  -------------------------- --------------------------
              C                        1.00%
  -------------------------- --------------------------
              S                      0.75%(b)
  -------------------------- --------------------------
             S1                      0.75%(b)
  -------------------------- --------------------------
       Administrative                0.75%(c)
  -------------------------- --------------------------
    Institutional Service            0.75%(c)
  -------------------------- --------------------------
          Investor                   0.75%(c)
  -------------------------- --------------------------
         Participant                 0.75%(c)
  -------------------------- --------------------------
           Reserve                   0.75%(c)
  -------------------------- --------------------------
          Resource                   1.00%(d)
  -------------------------- --------------------------

(a) Currently limited to 0.30% or less on Evergreen money market funds and 0.25% or less for all other Evergreen Funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.65% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.
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(d) Currently limited to 0.80% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

         Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under "Current Maximum 12b-1 Fees Allowed Under the Plans." The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

         The Agreements provide that EDI will use the distribution fees received from the Fund for the following purposes:

         (1) to compensate broker-dealers or other persons for distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)      to otherwise promote the sale of Fund shares.

         The Agreements also provide that EDI may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EDI may assign its rights to receive compensation under the Plans to secure such financings. FUNB or its affiliates may finance payments made by EDI to compensate broker-dealers or other persons for distributing shares of the Fund.

         In the event the Fund acquires the assets of another mutual fund, compensation paid to EDI under the Agreements may be paid by EDI to the acquired fund's distributor or its predecessor.

         Since EDI's compensation under the Agreements is not directly tied to the expenses incurred by EDI, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EDI. Distribution expenses incurred by EDI in one fiscal year that exceed the compensation paid to EDI for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

         Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EDI to compensate broker-dealers in connection with the sale of such shares.

         Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares and are charged as class expenses, as accrued.

         Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

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         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EDI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares.

         In the event that the Plan or Distribution Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EDI with respect to that class or classes, and (ii) the Fund would not be obligated to pay EDI for any amounts expended under the Distribution Agreement not previously recovered by EDI from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Distribution Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EDI. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EDI. Any Distribution Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.

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SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

Service Fees

         EDI will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource and Institutional Service shares of the Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares").

         The rate of such service fees of the Fund for Class A, B and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Short-Duration Income Fund, Evergreen Equity Index Fund and Evergreen Adjustable Rate Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         The rate of service fees of the Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

         The rate of service fees of the Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

         The rate of service fees of the Fund with Participant Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

         The rate of service fees of the Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

         The rate of service fees of the Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

         The rate of service fees of the Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

         For Evergreen money market funds, the quarterly rate paid to investment firms for sales of Eligible Shares of Class A will be 0.075% or approximately 0.30% annually.

         For Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Short-Duration Income Fund and Evergreen Adjustable Rate Fund, the quarterly rate paid to investment firms for sales of Eligible Shares of Class A will be 0.025% or approximately 0.10% annually. For Evergreen Adjustable Rate Fund, this rate applies to sales made after January 1, 1997.

         EDI will pay the investment firm a full year's service fee in advance of the dealer's sales of Class C shares of such Fund at the rate of 0.25% of the aggregate net asset value of such shares. EDI will pay service fees to the investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 14 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Class C Eligible Shares"). Such service fees will be

2-30
calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

         In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter. Service fees will be paid within five business days after the end of the service commission period in the respective quarter. EDI will pay service fees only to the extent that such amounts have been paid to EDI by the Fund.

         No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

         EDI will also pay commissions to the investment firms based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 14 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares"). Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter. Such commissions will be paid by the twentieth day of the month before the end of the respective quarter. Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

         No commissions are paid on sales of any Class I or Institutional shares of the Fund.

                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies (RIC) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year,
(a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

         Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

2-31

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a municipal bond, municipal money market fund or U.S. Treasury or U.S. Government money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a municipal bond, municipal money market fund, corporate bond fund or U.S. Treasury or U.S. Government money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

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         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended.) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on The Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 20% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 30% in 2002 and slightly lesser in subsequent years on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

         The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

2-33

                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

         Masters Fund may incur higher brokerage costs than would be the case if a single investment advisor or sub-advisor were managing the entire portfolio.

Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;
         5.       financial strength and stability; and
         6.       provision of "research  services,"  defined as (a) reports and
                  analyses  concerning  issuers,   industries,   securities  and
                  economic factors and (b) other information useful in making investment decisions.

         The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including First Union Securities, Inc., an affiliate of the Fund's investment advisor. Pursuant to
Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

         First Union Securities, Inc., an affiliate of the Fund's investment advisor and a member of the New York and American Stock Exchanges, may, effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, Inc., a wholly owned subsidiary of Wachovia Corporation, the Fund's investment advisor's parent.

2-34

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

                                  ORGANIZATION

         The following is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV" applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

         The Trust and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act ("Code of Ethics"). Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.

2-35

                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

         If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

          The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         In approving the renewal of the existing investment advisory agreement of each Fund, the Board of Trustees reviewed, on a Fund by Fund basis, the management fees and other expenses and compared the data to that of Funds of comparable size and investment objectives in the Lipper peer group. In addition, the Board of Trustees considered its discussions with management on the personnel and resources committed to management of the Fund and the nature and quality of the service provided to the Fund. In reviewing the overall profitability of the management fee to the Fund's investment advisor, the Board of Trustees also considered the fact that affiliates provide transfer agency and administrative services to the Fund for which they receive compensation.

Managers (Evergreen Masters Fund only)

         Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets on an equal basis among a number of investment management organizations - currently four in number - each of which employs a different investment style, and periodically rebalances the Fund's portfolio

2-36
among itself and the Managers so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. EIMC is the Fund's investment advisor and manages a portion of the Fund's portfolio. Along with EIMC, the Fund's current Managers, MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Putnam Investment Management, LLC also manage portions of the Fund's portfolio.

         The Trust and EIMC have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation (formerly First Union Corporation) is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Expenses-Trustee Compensation" in Part 1 of this SAI.


         The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, K. Dun Gifford and Russell A. Salton, III, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings. For the fiscal year ended October 31, 2001, the Executive Committee held eleven committee meetings. The Executive Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as they deem appropriate, including EIMC. Nominations should be mailed to the Secretary of Evergreen Funds, 200 Berkeley Street, Boston, MA 02116. The Trustees will consider such nominations at the next regularly scheduled Board meeting.

         The Trust has an Audit Committee which consists of the Chairman of the Committee, K. Dun Gifford, Charles A. Austin, III, Gerald M. McDonnell, David
M. Richardson and Richard Shima. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that they deem appropriate. For the fiscal year ended October 31, 2001, the Audit Committee held four committee meetings.

         The Trust has a Performance Committee which consists of the Chairman of the Committee, Russell A. Salton, III, Thomas L. McVerry, Dr. Leroy Keith,

2-37

William W. Pettit and Richard Wagoner. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen Funds, reviews the performance of the other service providers to the Evergreen Funds, and assesses the performance of the Evergreen Funds. For the fiscal year ended October 31, 2001, the Performance Committee held four committee meetings.

         Set forth below are the Trustees of each of the nine Evergreen Trusts. Unless otherwise indicated, the address for each Trustee is 200 Berkeley Street, Boston, Massachusetts 02116.

Independent Trustees:


-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                                                                   Number of           Other
                                        Beginning                                                 Portfolios       Directorships
        Name and            Position     Year of                                                  Overseen in       held outside
      Date of Birth           with       Term of       Principal Occupations for Last Five      Evergreen Funds     of Evergreen
                             Trust       Office*                      Years                         complex        Funds complex
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Investment Counselor, Anchor Capital
                                                     Advisors, Inc. (investment advice);
                                                     Director, The Andover Companies
                                                     (insurance); Trustee, Arthritis
                                                     Foundation of New England; The Francis
                                                     Ouimet Society; Former Investment
                                                     Counselor, Appleton Partners, Inc.
Charles A. Austin III                                (investment advice); Former Director,
DOB: 10/23/34                                        Executive Vice President and Treasurer,
                                                     State Street Research & Management
                                                     Company (investment advice); Former
                                                     Director, Health Development Corp.
                            Trustee        1991      (fitness-wellness centers); Former               98                None
                                                     Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Chairman   and   President,
                                                     Oldways   Preservation  and
                                                     Exchange Trust (education);
                                                     Trustee,    Treasurer   and
                                                     Chairman   of  the  Finance
                                                     Committee,        Cambridge
                                                     College;   Former  Managing
                                                     Partner,  Roscommon Capital
                                                     Corp.;
K. Dun Gifford                                       Former Chairman of the Board, Director,
DOB: 10/23/38                                        and Executive Vice President, The
                                                     London Harness Company (leather goods
                                                     purveyor); Former Chairman, Gifford,
                            Trustee        1974      Drescher & Associates (environmental             98                None
                                                     consulting); Former Director, Mentor
                                                     Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Leroy Keith, Jr.            Trustee        1983      Partner, Stonington Partners, Inc.               98          Trustee,
DOB: 2/14/39                                         (private investment firm); Trustee of                        Phoenix
                                                     Phoenix Series Fund, Phoenix Multi-                          Series Fund,
                                                     Portfolio Fund, and The Phoenix Big                          Phoenix Multi-
                                                     Edge Series Fund; Former Chairman                            Portfolio Fund,
                                                     of the Board and Chief Executive                             and The Phoenix
                                                     Officer, Carson Products Company                             Big Edge Series
                                                     (manufacturing); Former Director of                          Fund
                                                     Phoenix Total Return Fund and Equifax,
                                                     Inc. (worldwide information management);
                                                     Former President, Morehouse College;
                                                     Former Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust.

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-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Sales Manager, SMI-STEEL - South
                                                     Carolina (steel producer); Former Sales
Gerald M. McDonnell                                  and Marketing Management, Nucor Steel
DOB: 7/14/39                                         Company; Former Director, Mentor Income
                            Trustee        1988      Fund, Inc.; Former Trustee, Mentor               98                None
                                                     Funds and Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Thomas L. McVerry           Trustee        1993      Director of Carolina Cooperative Credit          98                None
DOB: 8/2/38                                          Union; Former Director, Mentor Income
                                                     Fund, Inc.; Former Trustee, Mentor
                                                     Funds and Cash Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
William Walt Pettit         Trustee        1984      Partner and Vice President in the law            98                None
DOB: 8/26/55                                         firm of Kellam & Pettit, P.A.; Former
                                                     Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
David M. Richardson         Trustee        1982      President, Richardson, Runden & Company          98                None
DOB: 9/19/41                                         (new business development/consulting
                                                     company); Managing Director, Kennedy
                                                     Information, Inc. (executive recruitment
                                                     information and research company);
                                                     Trustee, 411 Technologies, LLP
                                                     (communications); Director, J&M Cumming
                                                     Paper   Co. (paper merchandising);
                                                     Columnist, Commerce   and Industry
                                                     Association of New Jersey; Former  Vice
                                                     Chairman, DHR International, Inc.
                                                     (executive  recruitment);  Former Senior Vice
                                                     President, Boyden International Inc.
                                                     (executive    recruitment); Former  Director,
                                                     Mentor Income Fund, Inc.; Former Trustee,
                                                     Mentor  Funds and Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Russell A. Salton, III MD   Trustee        1984      Medical Director, Healthcare Resource            98                None
DOB: 6/2/47                                          Associates,   Inc.;  Former
                                                     Medical   Director,    U.S.
                                                     Health   Care/Aetna  Health
                                                     Services;            Former
                                                     Consultant,  Managed Health
                                                     Care;   Former   President,
                                                     Primary   Physician   Care;
                                                     Former   Director,   Mentor
                                                     Income Fund,  Inc.;  Former
                                                     Trustee,  Mentor  Funds and
                                                     Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------

2-39

Michael S. Scofield         Trustee        1984      Attorney, Law Offices of                         98                None
DOB: 2/20/43                                         Michael S. Scofield; Former
                                                     Director,   Mentor   Income
                                                     Fund, Inc.; Former Trustee,
                                                     Mentor   Funds   and   Cash
                                                     Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Independent     Consultant;
                                                     Director,  Trust Company of
                                                     CT;  Trustee,  Saint Joseph
                                                     College  (CT);  Director of
                                                     Hartford   Hospital,    Old
                                                     State  House   Association;
                                                     Trustee,  Greater  Hartford
                                                     YMCA;    Former   Chairman,
                                                     Environmental     Warranty,
                                                     Inc.   (insurance  agency);
                                                     Former            Executive
                                                     Consultant,    Drake   Beam
                                                     Morin, Inc.
Richard J. Shima                                     (executive outplacement); Former
DOB: 8/11/39                                         Director of Enhance Financial Services,
                                                     Inc.; Former Director of CTG Resources,
                                                     Inc. (natural gas); Former Director
                                                     Middlesex Mutual Assurance Company;
                            Trustee        1993      Former Chairman, Board of Trustees,              98                None
                                                     Hartford Graduate Center; Former
                                                     Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------

Interested Trustee:
------------------------ ------------- ------------ ------------------------------------------ ----------------- ------------------
                                                    Current Member and Former President,
                                                    North Carolina Securities Traders
                                                    Association; Member, Financial Analysts
                                                    Society; Former Chief Investment
Richard K. Wagoner,                                 Officer, Executive Vice President and
CFA**                                               Head of Capital Management Group, First
DOB: 12/12/37                                       Union National Bank; Former Consultant
                                                    to the Boards of Trustees of the
                           Trustee        1999      Evergreen Funds; Former Member, New York          98               None
                                                    Stock Exchange; Former Trustee, Mentor
                                                    Funds and Cash Resource Trust.
------------------------ ------------- ------------ ------------------------------------------ ----------------- ------------------

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an "interested person" of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds' investment advisor.


Trustee Ownership of Evergreen Funds shares
---------------------------- ------------------------------------------- ----------------------- ---------------------
                                                                                                   Aggregate Dollar
          Trustee                               Fund                        Dollar Range of      Range of Investment
                                                                           Investment in Fund      in Fund Complex
---------------------------- ------------------------------------------- ----------------------- ---------------------
Austin, Charles A., III      Evergreen Omega Fund                        $10,001-$50,000         $10,001 - $50,000
---------------------------- ------------------------------------------- ----------------------- ---------------------
                             Evergreen Health Care Fund                  $1-$10,000
---------------------------- ------------------------------------------- ----------------------- ---------------------
                             Evergreen Technology Fund                   $1-$10,000
---------------------------- ------------------------------------------- ----------------------- ---------------------
Gifford, K. Dun              None
---------------------------- ------------------------------------------- ----------------------- ---------------------
Keith, Dr. Leroy, Jr.        None
---------------------------- ------------------------------------------- ----------------------- ---------------------
McDonnell, Gerald M.         None
---------------------------- ------------------------------------------- ----------------------- ---------------------
McVerry, Thomas L.           None
---------------------------- ------------------------------------------- ----------------------- ---------------------
Pettit, William W.           Evergreen Emerging Markets Growth Fund      $1-$10,000              $10,001-$50,000
---------------------------- ------------------------------------------- ----------------------- ---------------------

2-40

                             Evergreen Emerging Markets Growth Fund      $1-$10,000
---------------------------- ------------------------------------------- ----------------------- ---------------------
                             Evergreen Global Leaders Fund               $1-$10,000
---------------------------- ------------------------------------------- ----------------------- ---------------------
                             Evergreen Growth and Income Fund            $10,001-$50,000
---------------------------- ------------------------------------------- ----------------------- ---------------------
Richardson, David M.         Evergreen Omega Fund                        $10,001-$50,000         $10,001 - $50,000
---------------------------- ------------------------------------------- ----------------------- ---------------------
                             Evergreen Equity Index Fund                 $10,001-$50,000
---------------------------- ------------------------------------------- ----------------------- ---------------------
Salton, Dr. Russell A., III  None
---------------------------- ------------------------------------------- ----------------------- ---------------------
Scofield, Michael S.         None
---------------------------- ------------------------------------------- ----------------------- ---------------------
Shima, Richard               Evergreen Omega Fund                        $50,001-$100,000        Over $100,000
---------------------------- ------------------------------------------- ----------------------- ---------------------
                             Evergreen Connecticut Municipal Bond Fund   $10,001-$50,000
---------------------------- ------------------------------------------- ----------------------- ---------------------
                             Evergreen Tax Strategic Foundation Fund     $50,001-$100,000
---------------------------- ------------------------------------------- ----------------------- ---------------------
                             Evergreen International Growth Fund         $10,001-$50,000
---------------------------- ------------------------------------------- ----------------------- ---------------------
Wagoner, Richard             Evergreen Money Market Fund                 Over $100,000           Over $100,000
---------------------------- ------------------------------------------- ----------------------- ---------------------
                             Evergreen Small Cap Value Fund              Over $100,000
---------------------------- ------------------------------------------- ----------------------- ---------------------
                             Evergreen Small Company Growth Fund         $50,001-$100,000
---------------------------- ------------------------------------------- ----------------------- ---------------------
                             Evergreen Value Fund                        Over $100,000
---------------------------- ------------------------------------------- ----------------------- ---------------------
                             Evergreen Omega Fund                        $50,001-$100,000
---------------------------- ------------------------------------------- ----------------------- ---------------------

         Set forth below are the officers of each of the nine Evergreen  Trusts.


-------------------------------- ------------------------ -------------------------------------------------------------
         Name, Address             Position with Trust              Principal Occupation for Last Five Years
       and Date of Birth
-------------------------------- ------------------------ -------------------------------------------------------------
William M. Ennis                 President                President and Chief Executive Officer, Evergreen Investment
301 S. Tryon, 12th Floor                                  Company and Chief Operating Officer, Capital Management
Charlotte, NC 28288                                       Group, First Union National Bank.
DOB: 6/26/60
-------------------------------- ------------------------ -------------------------------------------------------------
Carol Kosel                                               Senior Vice President, Evergreen Investment Services, Inc.
200 Berkeley Street              Treasurer                and Treasurer, Vestaur Securities, Inc.; former Senior
Boston, MA 02116                                          Manager, KPMG LLP.
DOB: 12/25/63
-------------------------------- ------------------------ -------------------------------------------------------------
Michael H. Koonce                Secretary                Senior Vice President and General Counsel, Evergreen
200 Berkeley Street                                       Investment Services, Inc.; Senior Vice President and
Boston, MA 02116                                          Assistant General Counsel, Wachovia Corporation; former
DOB: 4/20/60                                              Senior Vice President and General Counsel, Colonial
                                                          Management Associates, Inc.; former Vice President and
                                                          Counsel, Colonial Management Associates, Inc.
-------------------------------- ------------------------ -------------------------------------------------------------
Nimish S. Bhatt                  Vice  President and      Vice  President,  Tax,  BISYS Fund Services; former
BISYS                            Assistant Treasurer      Assistant  Vice  President,  EAMC/First  Union
3435 Stelzer Road                                         National  Bank; former Senior Tax Consulting/Acting Manager, Investment
Columbus, OH  43219-8001                                  Companies Group, PricewaterhouseCoopers LLP, New York.
DOB: 6/6/63
-------------------------------- ------------------------ -------------------------------------------------------------
Bryan Haft                       Vice President           Team Leader, Fund Administration, BISYS Fund Services.
BISYS
3435 Stelzer Road
Columbus, OH 43219-8001
DOB: 1/23/65
-------------------------------- ------------------------ -------------------------------------------------------------


                      CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

2-41

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

                      COMPARISON OF LONG-TERM BOND RATINGS

============ =========== =========== =================================
MOODY'S      S&P         FITCH       Credit Quality
============ =========== =========== =================================
Aaa          AAA         AAA         Excellent Quality (lowest risk)
------------ ----------- ----------- ---------------------------------
Aa           AA          AA          Almost Excellent Quality (very low risk)
------------ ----------- ----------- ---------------------------------
A            A           A           Good Quality (low risk)
------------ ----------- ----------- ---------------------------------
Baa          BBB         BBB         Satisfactory Quality (some risk)
------------ ----------- ----------- ---------------------------------
Ba           BB          BB          Questionable Quality (definite risk)
------------ ----------- ----------- ---------------------------------
B            B           B           Low Quality (high risk)
------------ ----------- ----------- ---------------------------------
Caa/Ca/C     CCC/CC/C    CCC/CC/C    In or Near Default
------------ ----------- ----------- ---------------------------------
             D           DDD/DD/D    In Default
============ =========== =========== =================================


                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great

2-42
length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

2-43

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

2-44

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

2-45

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to

2-46
change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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         BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

2-48

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. DD designates lower recovery potential and D the lowest.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

2-49

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group. MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

2-50

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EDI, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

2-51

Wachovia Prime Cash Management Fund

Wachovia Tax-Free Money Market Fund

Wachovia U.S. Treasury Money Market Fund

Institutional Shares

Annual Report
November 30, 2001

[Logo of Wachovia]


--------------------------------------------------------------------------------

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders of The Wachovia Money Market Funds--Institutional Shares, for the 12-month fiscal year period from December 1, 2000 through November 30, 2001. This report includes a list of each fund's holdings and complete financial information.

Each Wachovia Money Market Fund continued to provide investors with daily income on their accessible cash, while maintaining a stable $1.00 share value.* The fund-by-fund highlights are as follows:

WACHOVIA PRIME CASH MANAGEMENT FUND
The fund's portfolio of high quality money market securities provided shareholders with dividends totaling $0.04 per share for a total return of 4.58%,** while maintaining a stable share value of $1.00. The fund's net assets totaled $2.3 billion at the end of the reporting period.

WACHOVIA TAX-FREE MONEY MARKET FUND
The fund's portfolio of tax-free money market securities period were diversified among municipalities across the U.S.*** The fund provided shareholders with federally tax-free dividends totaling $0.03 per share for a total return of 2.80%,** while maintaining a stable share value of $1.00. The fund's net assets totaled $513.9 million at the end of the reporting period.

WACHOVIA U. S. TREASURY MONEY MARKET FUND
The fund's portfolio of U.S. Treasury money market securities paid dividends of $0.04 per share for a total return of 4.20%,** while maintaining a stable share value of $1.00. The funds net assets totaled $647.6 million at the end of the reporting period.

Thank you for choosing a Wachovia Money Market Fund to keep your cash working for you--every day. As we begin 2002, we renew our commitment to keep you up-to-date on your investment, and provide your account with the highest level of service.

Sincerely,

/s/ John W. McGonigle

John W. McGonigle
President
January 15, 2002

* An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

** Past performance is no guarantee of future results. Yield will vary. Yields quoted for money market funds most closely reflect the funds' current earnings. *** Income may be subject to the federal alternative minimum tax and state and local taxes.

1

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Wachovia Prime Cash Management Fund
Portfolio of Investments

November 30, 2001



Principal
Amount
Value

--------------------------------------------------------------------------------

(1) Bank Notes--1.1%
$ 25,000,000   Bank of America, N.A., 3.680%, 1/10/2002    $ 25,000,000

--------------------------------------------------------------------------------

(1) Certificates of Deposit--21.9%
  25,000,000   Abbey National Bank PLC, London, 1.920%, 6/4/2002      25,001,272
  25,000,000   Bank of America, Toronto, 3.450%, 12/6/2001      25,000,034
  25,000,000   Bayerische Landesbank-NY, 1.960%, 1/15/2002      25,000,311
  25,000,000   Citibank N.A., New York, 2.490%, 1/2/2002      25,000,000
  25,000,000   Deutsche Bank AG, 3.380%, 12/20/2001      25,000,000
  50,000,000   Dexia Bank, New York, 2.295%-3.400%, 12/4/2001      50,000,083
  65,000,000   Dresdner Bank AG-London, 2.300%-3.990%, 3/1/2002-4/4/2002
               65,005,970
  10,000,000   Marshall & Ilsley Corp., 3.740%, 3/20/2002      10,000,294
  50,000,000   Societe Generale, 2.330%-3.230%, 12/11/2001-1/8/2002  49,984,081
  25,000,000   SouthTrust Bank National Association, 2.000%, 6/5/2002 25,001,278
  25,000,000   SouthTrust Bank, 3.630%, 1/22/2002      25,000,355
  5,000,000   Toronto Dominion Bank, Inc., 6.230%, 12/6/2001      5,000,000
  50,000,000   UBS AG, 2.395%-2.490%, 12/4/2001-12/10/2001      50,000,342
  25,000,000   Westdeutsche Landesbank Girozentrale, 2.270%, 2/27/2002
               25,000,000
  75,000,000   Wilmington Trust Corp., 2.030%-3.740%, 12/03/2001-4/3/2002
               75,001,203

--------------------------------------------------------------------------------

    Total Certificates of Deposit         504,995,223

--------------------------------------------------------------------------------

(1) Commercial Paper--48.7%
    Consumer Cyclicals--1.1%
  25,000,000   Gannett Co., Inc., 2.050%, 12/10/2001      24,987,188

--------------------------------------------------------------------------------

    Finance--40.8%

  85,000,000   American Express Credit Corp., 1.950%-2.290%,
               12/11/2001-5/29/2002      84,612,097
  25,000,000   American General Finance Corp., 2.370%, 1/2/2002      24,947,333
  25,000,000   Barclays US Funding Corp., (Guaranteed by Barclays Bank PLC),
               2.480%, 12/27/2001      24,955,222
  50,000,000   Barton Capital Corp., 1.960%-1.980%, 1/7/2002-1/9/2002 49,896,014
  75,000,000   CIT Group, Inc., 2.240%-3.370%, 12/5/2001-3/5/2002     74,770,945
  50,000,000   Commerzbank U.S. Finance, Inc., (Guaranteed by Commerzbank AG,
               Frankfurt), 2.020%-2.250%, 1/24/2002-2/27/2002     49,876,928

  75,000,000   Credit Suisse First Boston Inc., 3.250%-3.400%,
               1/8/2002-2/21/2002      74,627,528
  52,641,000   Delaware Funding Corp., 2.020%-2.040%, 12/14/2001-3/28/2002
               52,441,120


2

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Wachovia Prime Cash Management Fund

Principal
Amount        Value

--------------------------------------------------------------------------------

(1) Commercial Paper--continued
    Finance--continued

$ 25,000,000   Deutsche Bank Financial, Inc., (Guaranteed by Deutsche Bank AG),
                3.390%, 12/19/2001    $ 24,957,625
  20,000,000   Dresdner US Finance Inc., (Dresdner Bank AG, Frankfurt Support
               Agreement), 2.100%, 12/3/2001      19,997,667
  10,000,000   Edison Asset Securitization LLC, 2.050%, 12/18/2001    9,990,319
  25,000,000   GE Capital International Funding, Inc., (Guaranteed by General
               Electric Capital Corp.), 2.460%, 3/27/2002  24,801,833

  20,000,000   Goldman Sachs Group, Inc., 2.250%, 1/15/2002      19,943,750
  60,000,000   Household Finance Corp., 2.070%-2.280%, 1/24/2002-5/29/2002
               59,519,900
  60,000,000   J.P. Morgan & Co., Inc., 2.000%-3.330%, 12/4/2001-1/29/2002
               59,908,343
  25,000,000   National Rural Utilities Cooperative Finance Corp., 2.050%,
               12/6/2001      24,992,882
  60,000,000   Prudential Funding Corp., 2.050%-3.330%,  12/12/2001-12/19/2001
               59,932,563
  25,000,000   Rabobank Nederland, Utrecht, 3.430%, 1/9/2002      25,000,268
  75,000,000   Transamerica Finance Corp., 2.410%-3.400%, 1/3/2002-2/13/2002
               74,696,993
  25,000,000   Verizon Global Funding, 2.470%, 2/28/2002      24,847,340
  50,000,000   Volkswagen of America, Inc., 2.450%-2.480%, 12/27/2001
               49,910,986
  25,000,000   Wells Fargo & Co., 2.280%, 12/5/2001      24,993,667

--------------------------------------------------------------------------------

    Total      939,621,323

--------------------------------------------------------------------------------

    Finance--Commercial--2.2%

  25,000,000   General Electric Capital Corp., 3.390%, 3/6/2002      24,776,354
  25,000,000   General Electric Capital Services, 3.380%, 12/13/2001
               24,971,833

--------------------------------------------------------------------------------

    Total      49,748,187

--------------------------------------------------------------------------------

    Health Care--0.8%
  19,000,000   Glaxo Wellcome Inc., 2.260%, 1/17/2002      18,943,940

--------------------------------------------------------------------------------

    Industrial Services--3.8%
  67,000,000   Rio Tinto America, Inc., 1.980%-2.320%, 12/3/2001-2/28/2002
               66,831,982
  20,000,000   Rio Tinto Ltd., 2.250%, 1/22/2002      19,935,000

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    Total      86,766,982

--------------------------------------------------------------------------------

    Total Commercial Paper      1,120,067,620

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Corporate Bonds--1.1%
    Finance--1.1%

  25,000,000   State Street Bank and Trust Co., 2.260%, 12/3/2001    25,000,014

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3

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Wachovia Prime Cash Management Fund
  Principal

Amount or
Shares        Value

--------------------------------------------------------------------------------

Government Agencies--1.8%
$ 24,578,000    Federal Home Loan Bank, 1.900%, 12/3/2001    $       24,575,406
  17,800,000    Federal National Mortgage Association, 5.375%, 3/15/2002
                17,885,821

--------------------------------------------------------------------------------

         Total Government Agencies       42,461,227

--------------------------------------------------------------------------------

(2) Notes--Variable--2.8%
    Finance--2.8%

  13,600,000    Chase Manhattan Corp., 2.380%, 12/6/2001       13,616,025
  25,000,000    Merrill Lynch & Co., Inc., 2.490%, 6/11/2001       25,000,000
  25,000,000

   National Rural Utilities Cooperative Finance Corp., (Medium
Term Note), 2.258%, 12/3/2001       25,000,000

--------------------------------------------------------------------------------

         Total Notes--Variable       63,616,025

--------------------------------------------------------------------------------

Open-End Investment Companies--7.6%
  37,654,778    Aim Liquid Assets Portfolio       37,654,778
  44,881,562    Dreyfus Cash Management       44,881,562
  54,072,096    Federated Prime Obligations Fund       54,072,096
  39,201,622    Financial Square Prime Holdings Fund       39,201,622

--------------------------------------------------------------------------------

         Total Open-End Investment Companies          175,810,058

--------------------------------------------------------------------------------

(3) Repurchase Agreements--13.5%
$ 52,500,000

   Credit Suisse First Boston Corp., 2.150%, dated 11/30/2001, due

12/3/2001       52,500,000
  60,000,000

   Deutsche Bank Financial, Inc., 2.130%, dated 11/30/2001, due

12/3/2001       60,000,000
  40,000,000

   Goldman Sachs Group, LP, 2.150%, dated 11/30/2001, due

12/3/2001       40,000,000
  60,000,000    J.P Morgan & Co., Inc., 2.110%, dated 11/30/2001, due 12/3/2001
                60,000,000
  40,000,000

   Merrill Lynch, Pierce, Fenner and Smith, 2.140%, dated
11/30/2001, due 12/3/2001       40,000,000
  57,500,000

   Morgan Stanley Group, Inc., 2.125%, dated 11/30/2001, due

12/3/2001       57,500,000

--------------------------------------------------------------------------------

         Total Repurchase Agreements       310,000,000

--------------------------------------------------------------------------------



4

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--------------------------------------------------------------------------------

Wachovia Prime Cash Management Fund
Principal
Amount        Value

--------------------------------------------------------------------------------

U.S. Treasury--1.5%
$ 35,000,000    United States Treasury Bills, 1.870%, 12/13/2001    $34,978,183

--------------------------------------------------------------------------------

         Total Investments, at Amortized Cost and Value (4)    $ 2,301,928,350

--------------------------------------------------------------------------------



     (1) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.

     (2) Current rate and next reset date shown.

     (3) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

     (4) Also represents cost for federal tax purposes.


     Note: The categories of investments are shown as a percentage of net assets ($2,301,135,421) at November 30, 2001.


(See Notes which are an integral part of the Financial Statements)

5

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--------------------------------------------------------------------------------

Wachovia Prime Cash Management Fund
Statement of Assets and Liabilities

November 30, 2001

Assets:
Investments in repurchase agreements    $ 310,000,000
Investments in securities, at amortized cost and value      1,991,928,350

--------------------------------------------------------------------------------

Total investments in securities, at amortized cost and value     $ 2,301,928,350
Cash           288
Income receivable           4,471,194

--------------------------------------------------------------------------------

Total assets           2,306,399,832
Liabilities:
Income distribution payable      4,911,246
Payable to adviser      194,527
Other accrued expenses      158,638

--------------------------------------------------------------------------------

Total liabilities           5,264,411

--------------------------------------------------------------------------------

Net assets for 2,301,135,421 shares outstanding         $ 2,301,135,421

--------------------------------------------------------------------------------

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$2,301,135,421 / 2,301,135,421 shares outstanding         $ 1.00

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

6

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Prime Cash Management Fund
Statement of Operations

Year Ended November 30, 2001

Investment Income:
Interest           $88,127,034
Expenses:
Investment adviser fee     $5,657,930
Administrative personnel and services fee     942,988
Custodian fees     226,098
Transfer and dividend disbursing agent fees and expenses     2,213
Directors'/Trustees' fees     35,797
Auditing fees     14,939
Legal fees     6,592
Portfolio accounting fees     2,213
Share registration costs     38,071
Printing and postage     10,138
Insurance premiums     5,938
Miscellaneous     11,726

--------------------------------------------------------------------------------

          Total expenses     6,954,643
Waiver:
          Waiver of investment adviser fee     (3,559,886 )

--------------------------------------------------------------------------------

              Net expenses           3,394,757

--------------------------------------------------------------------------------

                   Net investment income           $84,732,277

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

7

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--------------------------------------------------------------------------------

Wachovia Prime Cash Management Fund
Statement of Changes in Net Assets

    Year Ended November 30,
--------------------------------------------------------------------------------

    2001    2000

--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations--

Net investment income     $        84,732,277      $        96,677,079

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distributions to Shareholders--
Distributions from net investment income       (84,732,277 )       (96,677,079 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Share Transactions--
Proceeds from sale of shares       4,319,446,016        4,145,126,464
Net asset value of shares issued to shareholders in payment
of distributions declared       327,884       --
Cost of shares redeemed       (3,770,912,704 )       (4,102,857,555 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from share transactions  548,861,196   42,268,909

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   Change in net assets       548,861,196        42,268,909
Net Assets--
Beginning of period       1,752,274,225        1,710,005,316

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

End of period     $ 2,301,135,421      $ 1,752,274,225

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

8

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Prime Cash Management Fund
Financial Highlights--Institutional Shares

(For a share outstanding throughout each period)

     Year Ended November 30,

--------------------------------------------------------------------------------

                            2001      2000      1999      1998      1997


--------------------------------------------------------------------------------

Net Asset Value,
 Beginning of Period      $1.00        $1.00      $1.00       $1.00       $1.00
Income From Investment Operations
Net investment income      0.04        0.06        0.05        0.05        0.05
Less Distributions:
Distributions from net
   investment income      (0.04 )     (0.06 )     (0.05 )      (0.05 )    (0.05)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value, End of Period   $1.00     $1.00     $1.00     $1.00     $1.00

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Return (1)          4.58 %      6.35 %      5.05 %      5.54 %      5.55 %
Ratios to Average Net Assets:
Expenses      0.18 %      0.18 %      0.18 %      0.18 %      0.18 %
Net investment income     4.49 %      6.17 %      4.93 %      5.40 %      5.43 %
Expense waiver/
   reimbursement (2)      0.19 %      0.19 %      0.19 %      0.19 %      0.25 %
Supplemental Data
Net assets, end of period
    (000 omitted)    $ 2,301,135  $ 1,752,274 $ 1,710,005 $ 1,829,21 $ 1,450,195


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Results represent past performance and do not guarantee future results. (2) This contractual expense decrease is reflected in both the expense and the net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

9

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund
Portfolio of Investments

November 30, 2001

  Principal
Amount          Value

--------------------------------------------------------------------------------

Short-Term Municipals--96.6%
    Alabama--10.6%
$    1,000,000

   Birmingham, AL (Series A), Weekly VRDNs (First Alabama Bank,
Memphis LOC)     $      1,000,000
  3,320,000

   Birmingham, AL, GO (Series 1992A), Weekly VRDNs (Regions
Bank, Alabama LOC)       3,320,000
  20,000,000    DCH Health Care Authority Weekly VRDNs       20,000,000
  10,700,000

   Daphne-Villa Mercy, AL Special Care Facilities, Refunding Revenue
Bonds Weekly VRDNs (SouthTrust Bank of Alabama, Birmingham LOC)       10,700,000
  7,700,000    Infirmary Health Systems, Inc. (Series A), Weekly VRDNs
     7,700,000
  11,200,000

   The Board of Trustees of the University of Alabama, University &
College Improvements (Series B), Weekly VRDNs       11,200,000
  340,000

   Tuscaloosa County, AL, Port Authority (Series 1989A), Weekly
VRDNs (Capstone Hotel Ltd.)/(SouthTrust Bank of Alabama,
Birmingham LOC)       340,000

--------------------------------------------------------------------------------

         Total       54,260,000

--------------------------------------------------------------------------------

    Arizona--2.2%

  11,100,000    Arizona School District, 3.25% TANs, 7/31/2002       11,150,357

--------------------------------------------------------------------------------

    Colorado--2.9%

  15,000,000    Arapahoe County, CO HFA Weekly VRDNs         15,000,000

--------------------------------------------------------------------------------

    Florida--5.7%
  9,700,000

   Alachua County, FL, Health Facilities Authority, Health Facilities Revenue Bonds (Series 1996B), Weekly VRDNs (Shands Teaching
Hospital and Clinics, Inc.)/(MBIA INS)/(SunTrust Bank, Central
Florida LIQ)       9,700,000
  2,680,000

   Eustis Health Facilities Authority, FL (Series 1985), Weekly VRDNs
(Waterman Medical Center)/(Banque Paribas COL)       2,680,000
  240,000    Florida HFA, Revenue Bonds Weekly VRDNs       240,000
  11,000,000

   Palm Beach County, FL, Refunding Revenue Bonds Weekly VRDNs
(AMBAC INS)       11,000,000
  500,000

   Polk County, FL, IDA, Refunding Revenue Bonds Monthly VRDNs
(Florida Convalescent Centers, Inc.)/(Toronto Dominion Bank

LOC)       500,000
  1,000,000

   Polk County, FL, IDA, Refunding Revenue Bonds Weekly VRDNs
(IMC Fertilizer, Inc.)/(Rabobank Nederland, Utrecht LOC)       1,000,000


10

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund
  Principal

Amount        Value

--------------------------------------------------------------------------------

Short-Term Municipals--continued
    Florida--continued

$    4,200,000

   Southeast Volusia Hospital District, FL, Revenue Bonds (Series
1995), Weekly VRDNs (Bert Fish Medical Center (FL))/(SouthTrust
Bank of Alabama, Birmingham LOC)     $      4,200,000

--------------------------------------------------------------------------------

         Total         29,320,000

--------------------------------------------------------------------------------

    Georgia--4.7%
  8,600,000

   De Kalb Private Hospital Authority, GA, Revenue Anticipation
Certificates (Series 1994B), Weekly VRDNs (Egleston Children's
Hospital at Emory University, Inc.)/(SunTrust Bank, Atlanta LOC)       8,600,000
  4,450,000

   De Kalb Private Hospital Authority, GA, Revenue Anticipation
Certificates (Series 1995B), Weekly VRDNs (Egleston Children's
Hospital at Emory University, Inc.)/(SunTrust Bank, Atlanta LOC)       4,449,999
  7,400,000

   Gwinnett County, GA, Hospital Authority, Refunding Revenue
Bonds Weekly VRDNs       7,400,000

  2,800,000

   Lowndes County, GA, Residential Care Facilities for the Elderly
Authority Weekly VRDNs (South Georgia Health Alliance Project)       2,800,000
  770,000

   Macon-Bibb County, GA, Urban Development Authority, Refunding
Revenue Bonds (Series 1995), Weekly VRDNs (Macon Hotel
Investors)/(Bank One, Michigan LOC)       770,000
  300,000

   Monroe County, GA, Development Authority, Refunding Revenue
Bonds Weekly VRDNs (Forsyth Inns, Inc.)       300,000

--------------------------------------------------------------------------------

         Total       24,319,999

--------------------------------------------------------------------------------

    Idaho--1.0%

  5,000,000    Idaho State (GO UT), 3.75% Bonds, 6/28/2002       5,032,074

--------------------------------------------------------------------------------

    Illinois--13.4%

  11,500,000    Illinois Development Finance Authority Weekly VRDNs   11,500,000
  740,000

   Illinois Development Finance Authority, Revenue Bonds Weekly
VRDNs (Aurora Central Catholic High School)       740,000
  1,000,000

   Illinois Development Finance Authority, Revenue Bonds Weekly
VRDNs (Lake Forest Academy)/(Northern Trust Corp. LOC)       1,000,000
  1,155,000

   Illinois Development Finance Authority, Revenue Bonds Weekly
VRDNs (Little City Foundation)       1,155,000
  3,800,000

   Illinois Development Finance Authority, Revenue Bonds Weekly
VRDNs (St. Ignatius College)       3,800,000
  1,415,000

   Illinois Development Finance Authority, Revenue Bonds Weekly
VRDNs (St. Paul's House)/(Lasalle National Bank, Chicago LOC)       1,415,000


11

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund
Principal
Amount          Value

--------------------------------------------------------------------------------

Short-Term Municipals--continued
    Illinois--continued

$    4,600,000

   Illinois Development Finance Authority, IDB, TV Association (Series
A), Weekly VRDNs (Chicago, IL Board of Education)     $      4,600,000
  6,500,000

   Illinois Development Finance Authority, IDB, Variable/Fixed Rate Demand Revenue Bonds (Series 1996), Weekly VRDNs (Chicago
Symphony Orchestra Project)/(Bank of America, IL LOC)       6,500,000
  5,900,000

   Illinois Development Finance Authority, PCR (Series 1994B),
Weekly VRDNs (Commonwealth Edison Co.)/(ABN AMRO Bank
N.V., Amsterdam LOC)       5,900,000
  5,600,000

   Illinois Educational Facilities Authority, Revenue Bonds Weekly
VRDNs (Field Museum of Natural History)       5,600,000
  9,000,000

   Illinois Health Facilities Authority, Refunding Revenue Bond (Series
B), Daily VRDNs       9,000,000
  16,900,000

   Illinois Health Facilities Authority, Refunding Revenue Bonds Daily
VRDNs       16,900,000
  1,000,000

   Orland Hills, IL, Multi-family Mortgage Revenue Bonds, Weekly
VRDNs (Lasalle National Corp. LOC)       1,000,000

--------------------------------------------------------------------------------

         Total         69,110,000

--------------------------------------------------------------------------------

    Iowa--1.6%

  8,000,000    Iowa School Corporations (Series A), 3.75% Bonds, 6/21/2002
       8,047,417

--------------------------------------------------------------------------------

    Kentucky--2.1%
  11,000,000

   Kentucky Association of Counties Advance Revenue, 3.50% TRANs,
6/28/2002       11,052,157

--------------------------------------------------------------------------------

    Louisiana--3.3%
  1,700,000

   Calcasieu Parish, LA, IDB, PCR Weekly VRDNs (Citgo Petroleum
Corp.)       1,700,000
  2,800,000

   Lake Charles, LA Harbor & Terminal District, Revenue Bonds
Weekly VRDNs (Citgo Petroleum Corp.)       2,800,000
  6,000,000    Louisiana PFA, 3.25% Bonds, 8/29/2002       6,019,504
  6,150,000    Louisiana State, Series A, 6.00% Bonds, 8/1/2002       6,285,263

--------------------------------------------------------------------------------

         Total       16,804,767

--------------------------------------------------------------------------------

    Massachusetts--0.3%
  1,000,000

   Commonwealth of Massachusetts (Series B), Weekly VRDNs
(Toronto Dominion Bank LOC)       1,000,000
  100,000

   Massachusetts HEFA (Series P-1), Weekly VRDNs (Partners
Healthcare Systems)/(FSA INS)       100,000


12

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund
Principal Amount          Value

--------------------------------------------------------------------------------

Short-Term Municipals--continued
    Massachusetts--continued

$ 500,000   Massachusetts Municipal Wholesale Electric Co., Power Supply System
 Revenue Bonds (1994 Series C), Weekly VRDNs (Canadian
Imperial Bank of Commerce LOC)      $ 500,000

--------------------------------------------------------------------------------

    Total        1,600,000

--------------------------------------------------------------------------------

    Michigan--6.2%

  15,665,000   Detroit, MI Sewage Disposal System (Series B), Weekly VRDNs
               (MBIA LOC)        15,665,000
  4,400,000   Green Lake Township, MI, Refunding Revenue Bonds Weekly VRDNs
              (Lasalle National Corp. LOC)        4,400,000
  11,955,000   Michigan Strategic Fund (Series B Daily), VRDNs
               (Detroit Symphony Orchestra)        11,955,000

--------------------------------------------------------------------------------

    Total          32,020,000

--------------------------------------------------------------------------------

    Mississippi--0.4%

  2,340,000   Jackson County, MS, Weekly VRDNs (Chevron Corp. GTD)   2,340,000

--------------------------------------------------------------------------------

    Missouri--4.4%

  1,800,000   Kansas City, MO, IDA, IDRB, Weekly VRDNs (Mid-American Health
              Services)        1,800,000
  7,200,000   Missouri State HEFA, Revenue Bonds (Series C), Daily VRDNs
              (Washington University)/(Morgan Guaranty Trust Co., New York
               SA)        7,200,000
  13,900,000   Missouri State HEFA, Revenue Bonds (Series D), Daily VRDNs
              (Washington University)        13,900,000

--------------------------------------------------------------------------------

    Total        22,900,000

--------------------------------------------------------------------------------

    New York--1.5%
  6,000,000 Long Island Power Authority (Subseries 7A), Weekly VRDNs (Credit Suisse First Boston and MBIA LOCs) 6,000,000 100,000 New York City, NY (1994 E-2), Daily VRDNs (Morgan Guaranty Trust Co., New York LOC) 100,000 100,000 New York City, NY, GO UT Refunding Bonds (Subseries E-3), Daily VRDNs 100,000 1,555,000 New York State Energy Research & Development Authority, PCR Revenue Bonds (Series 1994 C), Daily VRDNs (New York State

Electric and Gas Corp.)/(Morgan Guaranty Trust Co., New York LOC)     1,555,000

--------------------------------------------------------------------------------

    Total        7,755,000

--------------------------------------------------------------------------------



13

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund

Principal
Amount          Value

--------------------------------------------------------------------------------

Short-Term Municipals--continued
    North Carolina--1.7%

$    8,200,000

   Mecklenburg County, NC (Series E), Weekly VRDNs
(Bank of America NA LOC)     $      8,200,000
  200,000

   North Carolina Medical Care Commission, Revenue Bond Weekly
VRDNs (Catholic Health East)       200,000
  115,000

   North Carolina Medical Care Commission, Revenue Bonds (Series
A), Weekly VRDNs (Pooled Financing Program)       115,000

--------------------------------------------------------------------------------

         Total       8,515,000

--------------------------------------------------------------------------------

    Ohio--4.1%
  895,000

   Centerville, OH, Health Care Revenue Bonds Weekly VRDNs
(Bethany Lutheran Village)       895,000
  10,000,000

   Cuyahoga County, OH Hospital Authority (Series 1998B), Weekly
VRDNs (Cleveland Clinic)/(Chase Manhattan Bank, New York LIQ)       10,000,000
  10,000,000    Lorain County, OH (Series A), Weekly VRDNs       10,000,000

--------------------------------------------------------------------------------

         Total         20,895,000

--------------------------------------------------------------------------------

    Oregon--1.0%
  5,000,000

   Oregon State, Veteran's Welfare Bonds (Series 73F), Weekly VRDNs
(Morgan Guaranty Trust Co., New York LOC)       5,000,000

--------------------------------------------------------------------------------

    Pennsylvania--0.9%
  4,400,000

   Allegheny County, PA, IDA, Revenue Bonds (Series A), Weekly
VRDNs (United Jewish Federation of Greater Pittsburgh VRDB)/
(PNC Bank, NA LOC)       4,400,000

--------------------------------------------------------------------------------

    Tennessee--8.6%
  13,565,000

   Clarksville, TN, Public Building Authority, Adjustable Rate Pooled Financing Revenue Bonds (Series 1997), Weekly VRDNs (Tennessee
Municipal Bond Fund)/(Nationsbank, NA, Charlotte LOC)       13,565,000
  1,000,000

   Clarksville, TN, Public Building Authority, Public Improvement
Revenue Bonds Weekly VRDNs       1,000,000
  3,125,000

   Metropolitan Government Nashville & Davidson County, TN IDB,
Refunding Revenue Bonds Weekly VRDNs       3,125,000
  1,720,000

   Metropolitan Government Nashville & Davidson County, TN IDB,
Refunding Revenue Bonds Weekly VRDNs       1,720,000
  7,600,000

   Metropolitan Nashville TN Airport Authority (Series 1993), Weekly VRDNs (FGIC INS)/(Societe Generale, Paris LIQ)/(Societe Generale,
Paris LOC)       7,600,000


14

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund

Principal
Amount        Value

--------------------------------------------------------------------------------

Short-Term Municipals--continued
    Tennessee--continued

$ 4,235,000  Metropolitan Nashville TN Airport Authority (Series A), 5.00% Bonds
  (FGIC LOC), 7/1/2002 $ 4,287,446 1,800,000 Montgomery Co, TN, Public Building Authority Weekly VRDNs 1,800,000 11,000,000 Shelby County, TN Health Education & Housing Facilities Board (Series 2000), 2.65% CP (Baptist Memorial

Hospital)/(Bank of America NA LOC), Mandatory Tender 1/17/2002      11,000,000

--------------------------------------------------------------------------------

    Total        44,097,446
    Texas--6.8%

  10,600,000   Lower Neches Valley, TX, Refunding Revenue Bonds, 2.40% TOBs
               (Chevron U.S.A., Inc.), Optional Tender 2/15/2002
10,600,000

  12,000,000   Northside, TX, Independent School District (Series A), 3.00% TOBs
              (Texas Permanent School Fund Guarantee Program
GTD)/(Dexia Credit Local LIQ), Mandatory Tender 8/1/2002      12,031,237
  12,000,000   Texas State (Series A), 3.75% TRANs, 8/29/2002      12,113,050

--------------------------------------------------------------------------------

    Total      34,744,287

--------------------------------------------------------------------------------

    Virginia--0.1%

  300,000 Roanoke, VA, IDA, Hospital Revenue Bonds (Series 1997B), Daily VRDNs (Carilion Health System Obligated Group)
300,000

--------------------------------------------------------------------------------

    Washington--0.2%

  1,000,000   Washington HEFA, Variable Rate Demand Revenue Bonds
             (Series 1997B), Daily VRDNs (Virginia Mason Medical Center)/(MBIA
INS)/(Credit Suisse First Boston LIQ)      1,000,000

--------------------------------------------------------------------------------

    Wisconsin--12.9%

  17,500,000 Wisconsin HEFA(Series A), Revenue Bonds Weekly VRDNs (Felician Health Care, Inc.)/(AMBAC INS) 17,500,000 5,000,000 Wisconsin HEFA, Revenue
  Bond Weekly VRDNs (University Wisconsin Medical Foundation) 5,000,000 11,200,000 Wisconsin HEFA, Revenue Bonds (Series 1994), Weekly VRDNs (Felician Health Care, Inc.)/(Lasalle Bank, NA LOC)

11,200,000

     7,320,000 Wisconsin State Health Facilities Authority, Revenue Bonds (Series A-2), Weekly VRDNs (Franciscan Health Care) 7,320,000

     8,495,000 Wisconsin State Health Facilities Authority, Revenue Bonds Weekly VRDNs (Franciscan Health Care)/(Toronto Dominion Bank LOC) 8,495,000


15

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund

Principal
Amount

or Shares          Value

--------------------------------------------------------------------------------

Short-Term Municipals--continued
    Wisconsin--continued

$ 17,000,000

   Wisconsin State (Series A), 1.90% CP (Bank of Nova Scotia, Toronto and Commerzbank AG, Frankfurt LIQs), Mandatory Tender
2/7/2002     $    17,000,000

--------------------------------------------------------------------------------

         Total       66,515,000

--------------------------------------------------------------------------------

         Total Short-Term Municipals       496,178,504

--------------------------------------------------------------------------------

Open-End Investment Companies--3.3%
  500

   AIM Global Management Short Term Investments Money Market
Fund       500
  232,912    Dreyfus Tax Exempt Money Market Fund       232,912
  11,839,160    Federated Tax-Free Obligations Fund       11,839,160
  5,000,793    Fidelity Tax Exempt Money Market Fund       5,000,793

--------------------------------------------------------------------------------

         Total Open-End Investment Companies       17,073,365

--------------------------------------------------------------------------------

         Total Investments, at Amortized Cost and Value (1)       $513,251,869

--------------------------------------------------------------------------------



(1)   Also represents cost for federal tax purposes.

     Note: The categories of investments are shown as a percentage of net assets ($513,912,699) at November 30, 2001.

The following acronyms are used throughout this portfolio: AMBAC--American Municipal Bond Assurance INS--Insured Corporation LIQ(s)--Liquidity Agreement(s) COL--Collateralized LOC(s)--Letter(s) of Credit CP--Commercial Paper
MBIA--Municipal  Bond Investors  Assurance  FGIC--Financial  Guaranty  Insurance
Company PCR--Pollution Control Revenue FSA--Financial Security Assurance PFA--Public Facility Authority GO--General Obligation SA--Support Agreement
GTD--Guaranteed TANs--Tax Anticipation Notes HEFA--Health and Education Facilities Authority TOBs--Tender Option Bonds HFA--Housing Finance Authority TRANs--Tax and Revenue Anticipation Notes IDA--Industrial Development Authority UT--Unlimited Tax IDB--Industrial Development Bond VRDB--Variable Rate Demand Bond

IDRB--Industrial Development Revenue Bond     VRDNs--Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)

16

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund
Statement of Assets and Liabilities

November 30, 2001

Assets:
Total investments in securities, at amortized cost and value      $ 513,251,869
Cash             379
Income receivable             1,834,394

--------------------------------------------------------------------------------

          Total assets             515,086,642
Liabilities:
Income distribution payable     $ 959,864
Payable to adviser       83,970
Other accrued expenses       130,109

--------------------------------------------------------------------------------

          Total liabilities             1,173,943

--------------------------------------------------------------------------------

Net assets for 513,912,699 shares outstanding           $ 513,912,699

--------------------------------------------------------------------------------

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares:
$302,664,511 / 302,664,511 shares outstanding           $                  1.00

--------------------------------------------------------------------------------

Investment Shares:
$211,248,188 / 211,248,188 shares outstanding           $                  1.00

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

17

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund
Statement of Operations

Year ended November 30, 2001

Investment Income:
Interest             $ 16,737,400
Expenses:
Investment adviser fee     $ 2,744,317
Administrative personnel and services fee       398,710
Custodian fees       92,299
Transfer and dividend disbursing agent fees and expenses       3,072
Directors'/Trustees' fees       8,764
Auditing fees       9,936
Legal fees       4,507
Portfolio accounting fees       671
Distribution services fee--Investment Shares       890,219
Share registration costs       23,507
Printing and postage       11,358
Insurance premiums       2,048
Miscellaneous       2,373

--------------------------------------------------------------------------------

          Total expenses       4,191,781
Waiver:
          Waiver of investment adviser fee       (1,984,212 )

--------------------------------------------------------------------------------

              Net expenses               2,207,569

--------------------------------------------------------------------------------

                   Net investment income               $14,529,831

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

18

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund
Statement of Changes in Net Assets

    Year Ended November 30,

--------------------------------------------------------------------------------

    2001     2000

--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations--

Net investment income     $    14,529,831      $    15,654,324

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distributions to Shareholders--
Distributions from net investment income
Institutional Shares       (9,182,302 )       (9,739,551 )
Investment Shares       (5,347,529 )       (5,914,773 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          Change in net assets resulting from distributions to
          shareholders       (14,529,831 )       (15,654,324 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Share Transactions--
Proceeds from sale of shares       785,150,470        703,231,616
Net asset value of shares issued to shareholders in payment of
distributions declared       948,837        993,423
Cost of shares redeemed       (757,936,761 )       (588,377,810 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Change in net assets resulting from share transactions 28,162,546  115,847,229

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   Change in net assets       28,162,546        115,847,229
Net Assets--
Beginning of period       485,750,153        369,902,924

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

End of period       $513,912,699        $485,750,153

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

19

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund
Financial Highlights--Institutional Shares

(For a share outstanding throughout each period)

      Year Ended November 30,
--------------------------------------------------------------------------------

     2001      2000      1999      1998      1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value,
 Beginning of Period      $  1.00     $  1.00     $  1.00     $  1.00   $  1.00
Income From Investment Operations
Net investment income      0.03        0.04        0.03        0.03        0.03
Less Distributions
Distributions from net
 investment income      (0.03 )      (0.04 )      (0.03 )     (0.03 )     (0.03)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value, End of

 Period      $  1.00        $  1.00        $  1.00        $  1.00        $  1.00

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Return (1)      2.80 %          3.89 %      2.99 %      3.29 %      3.41 %
Ratios to Average Net Assets:
Expenses      0.24 %      0.24 %      0.24 %      0.24 %      0.24 %
Net investment income      2.81 %     3.79 %      2.95 %      3.24 %      3.34 %
Expense waiver/
 reimbursement (2)      0.36 %       0.38 %      0.39 %      0.42 %      0.45 %
Supplemental Data
Net assets, end of
 period
(000 omitted)     $302,665  $293,860     $225,466       $275,323       $182,473


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Results represent past performance and do not guarantee future results. (2) This contractual expense decrease is reflected in both the expense and the net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

20

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia U.S. Treasury Money Market Fund
Portfolio of Investments

November 30, 2001

Principal
Amount

or Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

U.S. Government Obligations--40.3%
   U.S. Treasury Bills--24.6%
$160,000,000    1.890%-3.305%, 12/6/2001-4/4/2002     $159,587,304

--------------------------------------------------------------------------------

   U.S. Treasury Notes--15.7%
100,000,000    5.750%-6.500%, 2/28/2002-11/30/2002     101,639,044

--------------------------------------------------------------------------------

        Total U.S. Government Obligations     261,226,348

--------------------------------------------------------------------------------

(1) Repurchase Agreements--52.5%
90,000,000

   Credit Suisse First Boston Inc., 2.120%, dated 11/30/2001, due

12/3/2001     90,000,000
20,000,000

   Deutsche Bank Financial, Inc., 2.100%, dated 11/30/2001, due

12/3/2001     20,000,000
25,000,000

   Goldman Sachs Group, LP, 2.110%, dated 11/30/2001, due

12/3/2001     25,000,000
85,000,000

   J.P Morgan Tri Party Repo, 2.080%, dated 11/30/2001, due

12/3/2001     85,000,000
25,000,000

   Merrill Lynch, Pierce, Fenner and Smith, 2.120%, dated
11/30/2001, due 12/3/2001     25,000,000
95,000,000

   Morgan Stanley Group, Inc., 2.050%, dated 11/30/2001, due

12/3/2001     95,000,000

--------------------------------------------------------------------------------

        Total Repurchase Agreements     340,000,000

--------------------------------------------------------------------------------

Open-End Investment Companies--7.3%
23,268,910    Federated Treasury Obligations Fund     23,268,910
23,626,712    Financial Square Treasury Obligation Fund     23,626,712

--------------------------------------------------------------------------------

        Total Open-End Investment Companies     46,895,622

--------------------------------------------------------------------------------

        Total Investments, at Amortized Cost and Value (2)     $648,121,970

--------------------------------------------------------------------------------



     (1) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.

     (2) Also represents cost for federal tax purposes.


     Note: The categories of investments are shown as a percentage of net assets ($647,597,685) at November 30, 2001.


(See Notes which are an integral part of the Financial Statements)

21

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia U.S. Treasury Money Market Fund
Statement of Assets and Liabilities

November 30, 2001

Assets:
Investments in repurchase agreements    $ 340,000,000
Investments in securities      308,121,970

--------------------------------------------------------------------------------

Total investments in securities, at amortized cost and value      $ 648,121,970
Cash           404
Income receivable           502,580
Receivable for shares sold           326,216

--------------------------------------------------------------------------------

Total assets           648,951,170
Liabilities:
Payable for shares redeemed      8,364
Income distribution payable      1,112,497
Payable to adviser      63,113
Other accrued expenses      169,511

--------------------------------------------------------------------------------

Total liabilities           1,353,485

--------------------------------------------------------------------------------

Net assets for 647,597,685 shares outstanding         $ 647,597,685

--------------------------------------------------------------------------------

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares:
$462,881,493 / 462,881,493 shares outstanding         $ 1.00

--------------------------------------------------------------------------------

Investment Shares:
$184,716,192 / 184,716,192 shares outstanding         $ 1.00

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

22

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--------------------------------------------------------------------------------

Wachovia U.S. Treasury Money Market Fund
Statement of Operations

Year ended November 30, 2001

Investment Income:
Interest           $30,044,502
Expenses:
Investment adviser fee     $3,443,805
Administrative personnel and services fee     500,173
Custodian fees     106,389
Transfer and dividend disbursing agent fees and expenses     14,796
Directors'/Trustees' fees     12,514
Auditing fees     14,522
Legal fees     4,643
Portfolio accounting fees     2,587
Distribution services fee--Investment Shares     769,409
Share registration costs     38,572
Printing and postage     49,982
Insurance premiums     2,251
Miscellaneous     13,870

--------------------------------------------------------------------------------

          Total expenses     4,973,513
Waiver:
          Waiver of investment adviser fee     (2,550,992 )

--------------------------------------------------------------------------------

              Net expenses           2,422,521

--------------------------------------------------------------------------------

                   Net investment income           $27,621,981

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

23

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--------------------------------------------------------------------------------

Wachovia U.S. Treasury Money Market Fund
Statement of Changes in Net Assets

     Year Ended November 30,
--------------------------------------------------------------------------------

     2001      2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations--

Net investment income    $ 27,621,981      $ 36,669,534

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distributions to Shareholders--
Distributions from net investment income
Institutional Shares      (20,415,200 )      (25,355,348 )
Investment Shares      (7,206,781 )      (11,314,186 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from distributions to shareholders
     (27,621,981 )      (36,669,534 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Share Transactions--
Proceeds from sale of shares      1,629,169,720        1,468,590,551
Net asset value of shares issued to shareholders in payment of distributions
 declared      2,486,619        2,954,316
Cost of shares redeemed      (1,670,146,117 )      (1,442,236,831 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from share transactions
(38,489,778 )      29,308,036

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets      (38,489,778 )      29,308,036
Net Assets--
Beginning of period      686,087,463        656,779,427

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

End of period    $ 647,597,685      $ 686,087,463

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

24

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--------------------------------------------------------------------------------

Wachovia U.S. Treasury Money Market Fund
Financial Highlights--Institutional Shares

(For a share outstanding throughout each period)

     Year Ended November 30,
--------------------------------------------------------------------------------

     2001      2000      1999      1998      1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value, Beginning of Perio
                       $1.00        $1.00        $1.00        $1.00        $1.00
Income From Investment Operations:
Net investment income
                            0.04        0.06        0.05        0.05        0.05
Less Distributions
Distributions from net investment income
                     (0.04 )      (0.06 )      (0.05 )      (0.05 )      (0.05)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value, End of Period   $1.00        $1.00     $1.00    $1.00     $1.00

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Return (1)          4.20 %      5.94 %      4.77 %      5.25 %      5.31 %
Ratios to Average Net Assets:
Expenses      0.24 %      0.24 %      0.24 %      0.24 %      0.24 %
Net investment income     4.11 %      5.72 %      4.65 %      5.15 %      5.20 %
Expense waiver/reimbursement (2
                    )     0.37 %      0.37 %      0.38 %      0.40 %      0.41 %
Supplemental Data
Net assets, end of period
 (000 omitted)     $462,881     $495,565     $448,758     $466,538     $510,323


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Results represent past performance and do not guarantee future results. (2) This contractual expense decrease is reflected in both the expense and the net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

25

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--------------------------------------------------------------------------------

Wachovia Money Market Funds
Combined Notes to Financial Statements

November 30, 2001


1. Organization

The Wachovia Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of eighteen portfolios. The following portfolios are included herein (individually referred to as the "Fund", or collectively as the "Funds"):

Portfolio     Investment Objective

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Wachovia Prime Cash Management Fund

     ("Prime Cash Fund") To provide current income consistent with stability of principal and liquidity.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund

     ("Tax-Free Fund") To provide current income exempt from federal regular income tax consistent with stability of principal and liquidity.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Wachovia U.S. Treasury Money Market Fund

     ("U.S. Treasury Fund")     To provide current income consistent with
stability of principal and liquidity.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The  Funds,   except  for  Prime  Cash  Fund,   offer  two  classes  of  shares:
Institutional  Shares  and  Investment  Shares.  Prime  Cash  Fund  only  offers
Institutional Shares. Investment Shares are identical in all respects to Institutional Shares except that Investment Shares are sold pursuant to a distribution plan (the "Plan") adopted in accordance with Rule 12b-1 under the Act.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATION--The Funds use of the amortized cost method to value their portfolio securities is in accordance with Rule 2a-7 under the Act. Investments in other open-end regulated investment companies are valued at net asset value.

  REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees").
Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code,

26

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--------------------------------------------------------------------------------

Wachovia Money Market Funds

as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date. The Trust offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Funds does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal tax is necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER--Investment transactions are accounted for on a trade date basis.

27

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--------------------------------------------------------------------------------

Wachovia Money Market Funds

3. Shares Of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. Transactions in shares were as follows:

   Prime Cash Fund

--------------------------------------------------------------------------------
   Tax-Free Fund

--------------------------------------------------------------------------------
   U.S. Treasury Fund

--------------------------------------------------------------------------------

   Year Ended November 30,    Year Ended November 30,    Year Ended November 30,
     2001

--------------------------------------------------------------------------------
   2000

--------------------------------------------------------------------------------
   2001

--------------------------------------------------------------------------------
   2000

--------------------------------------------------------------------------------
   2001

--------------------------------------------------------------------------------
   2000

--------------------------------------------------------------------------------

Institutional Shares

--------------------------------------------------------------------------------

Shares sold    4,319,446,016     4,145,126,464     424,819,873     344,564,02
     1,332,264,106     1,075,430,476
Shares issued to
shareholders in payment of
distributions declared    327,884    --    --    --     230,358    --
Shares redeemed    (3,770,912,704 )    (4,102,857,555 )    (416,015,729 )
    (276,170,083 )    (1,365,177,676 )    (1,028,624,212 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       Net change resulting
       from Institutional

       Shares transactions    548,861,196     42,268,909     8,804,144
 68,393,937     (32,683,212 )    46,806,264

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment Shares

--------------------------------------------------------------------------------

Shares sold   --    --     360,330,597     358,667,596
  296,905,614     393,160,075
Shares issued to
shareholders in payment of
distributions declared   --    --     948,837     993,423
2,256,261     2,954,316
Shares redeemed   --    --     (341,921,032 )    (312,207,727 )
   (304,968,441 )    (413,612,619 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       Net change resulting
       from Investment

       Shares transactions   --    --     19,358,402     47,453,292
 (5,806,566 )    (17,498,228 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       Net change resulting
       from share

       transactions    548,861,196     42,268,909     28,162,546     115,847,229
     (38,489,778 )    29,308,036

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



28

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--------------------------------------------------------------------------------

Wachovia Money Market Funds

4. Investment Adviser Fee And Other Transactions With Affiliates


     INVESTMENT ADVISER FEE--Wachovia Fund Advisers, a subsidiary of Wachovia Bank N.A. and the Funds' investment adviser (the "Adviser), receives for its services an annual investment adviser fee based on each Fund's average daily net
assets.                                                                     Fund
--------------------------------------------------------------------------------
Annual rate

--------------------------------------------------------------------------------

Prime Cash Fund    0.30%
Tax-Free Fund    0.50%
U.S.Treasury Fund    0.50%


As a result of contractual obligations, the Adviser may be required to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at its sole discretion anytime after January 31, 2002.

ADMINISTRATIVE FEE--Federated Services Company ("FServ") provides the Funds with certain administrative personnel and services. This fee is based on the level of average aggregate net assets of the Trust (excluding Prime Cash Fund) and The Wachovia Municipal Funds for the period. FServ's fee with respect to Prime Cash Fund is based upon its average net assets. FServ may voluntarily waive a portion of its fee.

DISTRIBUTION SERVICES FEE--Under the terms of the Plan, each Fund (excluding Prime Cash Fund) will compensate Federated Securities Corp. ("FSC"), the principal distributor, from its net assets to finance activities intended to result in the sale of each Fund's Investment Shares. The Plan provides that each Fund may incur distribution expenses up to 0.40% of the average daily net assets of its Investment Shares, annually, to compensate FSC.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. FSSC may voluntarily waive any portion of its fee.

PORTFOLIO ACCOUNTING FEES--FServ, through its subsidiary, FSSC, maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

CUSTODIAN FEES--Wachovia Bank, N.A. is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

29

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--------------------------------------------------------------------------------

Wachovia Money Market Funds

5. Subsequent Event

Wachovia Corporation, the ultimate corporate parent of the investment adviser for the Wachovia Fund Family (Wachovia Funds), completed a merger with First Union Corporation on September 1, 2001. As a result, the new organization (Wachovia) has taken steps to consolidate the mutual fund investment advisory activities of both bank holding companies. Toward that end, on December 6, 2001, the Board of Trustees of the Wachovia Funds determined that it is in the best interest of the Wachovia Funds' shareholders to reorganize each of the Funds (except, Wachovia Money Market Fund, Wachovia Tax-Free Money Market Fund and Wachovia U.S. Treasury Money Market Fund) into portfolios of the Evergreen Funds as follows:

Wachovia Fund

--------------------------------------------------------------------------------
   Evergreen Fund

--------------------------------------------------------------------------------

Wachovia Balanced Fund   Evergreen Balanced Fund
Wachovia Blue Chip Value Fund   Evergreen Value Fund
Wachovia Equity Fund   Evergreen Core Equity Fund
Wachovia Equity Index Fund   Evergreen Equity Index Fund

Wachovia Emerging Markets Fund Evergreen Emerging Markets Growth Fund Wachovia Fixed Income Fund Evergreen Core Bond Fund Wachovia Growth & Income Fund Evergreen Core Equity Fund Wachovia International Equity Fund Evergreen International Growth Fund Wachovia Intermediate Fixed Income Fund Evergreen Fixed Income Fund Wachovia New Horizons Fund Evergreen Omega Fund Wachovia Personal Equity Fund Evergreen Core Equity Fund Wachovia Prime Cash Management Fund Evergreen Prime Cash Management Fund

 (a new portfolio of Evergreen Funds)
Wachovia Quantitative Equity Fund   Evergreen Stock Selector Fund
Wachovia Short-Term Fixed Income Fund   Evergreen Fixed Income Fund
Wachovia Special Values Fund   Evergreen Special Values Fund

 (a new portfolio of Evergreen Funds)
Wachovia Georgia Municipal Bond Fund Evergreen Georgia Municipal Bond Fund Wachovia North Carolina Municipal Bond Fund Evergreen North Carolina Municipal Bond Fund Wachovia South Carolina Municipal Bond Fund Evergreen South Carolina Municipal Bond Fund Wachovia Virginia Municipal Bond Fund Evergreen Virginia Municipal Bond Fund Wachovia Balanced Fund II Evergreen VA Foundation Fund Wachovia Equity Fund II Evergreen VA Fund Wachovia Special Values Fund II Evergreen VA Small Cap Value Fund

30

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--------------------------------------------------------------------------------

Wachovia Money Market Funds

In addition to the proposed reorganizations, the Board also approved interim and long-term investment advisory agreements on behalf of each of the Wachovia Funds with Evergreen Investment Management Company, LLC (EIMC), a subsidiary of Wachovia. EIMC, which currently serves as investment adviser to the Evergreen Funds, began management of the Wachovia Funds on January 1, 2002. As of that date, Simms Capital Management, Inc. and Twin Capital Management, Inc. no longer serve as sub-advisers of the Wachovia International Equity Fund and Wachovia Quantitative Equity Fund, respectively. Tattersall Advisory Group, Inc. (TAG), which is also a subsidiary of Wachovia, serves as the investment sub-adviser to Wachovia Fixed Income Fund, Wachovia Intermediate Fixed Income Fund, Wachovia Short-Term Fixed Income Fund and the fixed income portion of Wachovia Balanced Fund. The advisory fees remain unchanged.

The proposed reorganizations and the long-term advisory agreements are subject to shareholder approval. The Board of Trustees has called a shareholder meeting for May 13, 2002 for the purpose of voting on the proposals.

31

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--------------------------------------------------------------------------------

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of THE WACHOVIA FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wachovia Prime Cash Management Fund, Wachovia Tax-Free Money Market Fund, and Wachovia U.S. Treasury Money Market Fund (three of the portfolios constituting The Wachovia Funds) as of November 30, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wachovia Prime Cash Management Fund, Wachovia Tax-Free Money Market Fund, and Wachovia U.S. Treasury Money Market Fund (three portfolios of The Wachovia Funds) at November 30, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                     /s/ Ernst & Young  LLP

Boston, Massachusetts
January 14, 2002

32

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Trustees   Officers

James A. Hanley   John W. McGonigle

Samuel E. Hudgins   President and Treasurer
D. Dean Kaylor   R. Edward Bowling

Alvin J. Schexnider   Vice President
Charles S. Way, Jr.   James E. Ostrowski
    Vice President and Assistant Treasurer
    Gail C. Jones

    Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds' prospectus which contains facts concerning their investment objectives and policies, management fees, expenses and other information.

33

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Federated Securities Corp., Distributor Cusip 929901684
Investment Company Act File No. 811-6504 Cusip 929901304
  Cusip 929901833

831-30 (1/02) G01512-18 (1/01)

THE WACHOVIA FUNDS
WACHOVIA EQUITY FUND
WACHOVIA QUANTITATIVE EQUITY FUND
WACHOIVA GROWTH AND INCOME FUND
WACHOVIA EQUITY INDEX FUND
WACHOIVA SPECIAL VALUES FUND
WACHOVIA EMERGIING MARKETS FUND
WACHOVIA PERSONAL EQUITY FUND
WACHOVIA BALANCED FUND
WACHOVIA BLUE CHIP VALUE FUND
WACHOVIA NEW HORIZONS FUND
WACHOVIA INTERNATIONAL EQUITY FUND
WACHOVIA FIXED INCOME FUND
WACHOVIA INTERMEDIATE FIXED INCOME FUND WACHOVIA SHORT-TERM FIXED INCOME FUND THE WACHOVIA MUNICIPAL FUNDS WACHOVIA GEORGIA MUNICIPAL BOND FUND WACHOVIA NORTH CAROLINA MUNICIPAL BOND FUND WACHOVIA SOUTH CAROLINA MUNICIPAL BOND FUND WACHOVIA VIRGINIA MUNICIPAL BOND FUND Combined Annual Report November 30, 2001 [LOGO OF WACHOVIA]

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

Wachovia Table of Contents

--------------------------------------------------------------------------------

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President's Message    3


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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Overview    9


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Wachovia Equity Fund Information    12
Line Graphs    12
Portfolio of Investments    16


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Wachovia Quantitative Equity Fund Information    18
Line Graphs    18
Portfolio of Investments    22


--------------------------------------------------------------------------------

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Wachovia Growth and Income Fund Information    24
Line Graphs    24
Portfolio of Investments    28


--------------------------------------------------------------------------------

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Wachovia Equity Index Fund Information    30
Line Graphs    30
Portfolio of Investments    34


--------------------------------------------------------------------------------

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Wachovia Special Values Fund Information    40
Line Graphs    40
Portfolio of Investments    44


--------------------------------------------------------------------------------

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Wachovia Emerging Markets Fund Information    47
Line Graphs    47
Portfolio of Investments    51


--------------------------------------------------------------------------------

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Wachovia Personal Equity Fund Information    55
Line Graphs    55
Portfolio of Investments    59


--------------------------------------------------------------------------------

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Wachovia Balanced Fund Information    60
Line Graphs    60
Portfolio of Investments    64


--------------------------------------------------------------------------------

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Wachovia Blue Chip Value Fund Information    69
Line Graphs    69
Portfolio of Investments    73


--------------------------------------------------------------------------------

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Wachovia New Horizons Fund Information    75
Line Graphs    75
Portfolio of Investments    79


--------------------------------------------------------------------------------

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Wachovia International Equity Fund Information    80
Line Graphs    80
Portfolio of Investments    84



--------------------------------------------------------------------------------

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Wachovia Fixed Income Fund Information    85
Line Graphs    85
Portfolio of Investments    89


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Wachovia Intermediate Fixed Income Fund Information    96
Line Graphs    96
Portfolio of Investments    100


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Wachovia Short-Term Fixed Income Fund Information    103
Line Graphs    103
Portfolio of Investments    107


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Wachovia Georgia Municipal Bond Fund Information    108
Line Graphs    108
Portfolio of Investments    110


--------------------------------------------------------------------------------

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Wachovia North Carolina Municipal Bond Fund Information    114
Line Graphs    114
Portfolio of Investments    116


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Wachovia South Carolina Municipal Bond Fund Information    124
Line Graphs    124
Portfolio of Investments    126


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Wachovia Virginia Municipal Bond Fund Information    134
Line Graphs    134
Portfolio of Investments    136


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Notes to Portfolio of Investments    140


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Statements of Assets and Liabilities    141


--------------------------------------------------------------------------------

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Statements of Operations    145


--------------------------------------------------------------------------------

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Statements of Changes in Net Assets    149


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Financial Highlights--Class A Shares    155


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Financial Highlights--Class B Shares    161


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Financial Highlights--Class C Shares    163


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Financial Highlights--Class Y Shares    165


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Combined Notes to Financial Statements    169


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Auditors Report    189


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Officers and Trustees Table    190



2

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President's Message

Dear Shareholder:
I am pleased to present the Combined Annual Report to Shareholders for The Wachovia Funds and The Wachovia Municipal Funds.

This Report covers the 12-month fiscal year from December 1, 2000 through November 30, 2001, and includes commentary by portfolio management, a complete list of fund holdings and the funds' financial statements. The following fund-by-fund highlights cover performance activity in Class A Shares, Class B Shares, Class C Shares and Class Y Shares.

The 12-month reporting period was positive for bonds, as continued declines in interest rates caused the prices of existing bonds to rise. However, stocks continued to record negative returns in a difficult environment. I urge you to remember that the short-term volatility, while painful, is part of stock investing. Positive stock performance is best pursued over time--in years if not decades.

Fund-by-fund performance highlights are as follows. I urge you to read the portfolio manager commentary for additional information about your fund's performance.

The Wachovia Funds

Wachovia Equity Fund pursues growth through a portfolio of blue-chip stocks issued by some of America's largest and best-known companies. In particular, the fund's manager seeks stocks issued by companies that are both undervalued and have good growth opportunities. Fund assets totaled $298.2 million at the end of the reporting period.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

--------------------------------------------------------------------------------
      Capital Gain Distributions

--------------------------------------------------------------------------------
      Share Price Change

--------------------------------------------------------------------------------

Class A Shares      (21.65 )%      $ 0.05      $ 0.48      $ 17.14 to 13.01
Class B Shares      (22.23 )%      $ 0.00      $ 0.48      $ 16.95 to 12.81
Class C Shares+      (27.94 )%      $ 0.03      $ 0.48      $ 18.51 to 12.94
Class Y Shares      (21.48 )%      $ 0.09      $ 0.48      $ 17.15 to 13.01


Wachovia Quantitative Equity Fund pursues growth and income by investing in a portfolio of stocks issued by large, established companies across the entire industrial spectrum. Fund assets ended the reporting period at $482.3 million.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

--------------------------------------------------------------------------------
      Capital Gain Distributions

--------------------------------------------------------------------------------
      Share Price Change

--------------------------------------------------------------------------------

Class A Shares      (19.07 )%      $ 0.04      $ 1.33      $ 21.71 to 16.43
Class B Shares      (19.67 )%      $ 0.00      $ 1.33      $ 21.49 to 16.18
Class C Shares+      (22.51 )%      $ 0.02      $ 1.33      $ 22.66 to 16.45
Class Y Shares      (18.78 )%      $ 0.09      $ 1.33      $ 21.74 to 16.47


Wachovia Growth and Income Fund pursues total return through growth of capital and income by investing in stocks issued by well-established companies with solid track records, strong profitability and significant growth potential. Many of these companies also have a record of paying dividends. Fund assets totaled $201.1 million at the end of the reporting period.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

--------------------------------------------------------------------------------
      Capital Gain Distributions

--------------------------------------------------------------------------------
      Share Price Change

--------------------------------------------------------------------------------

Class A Shares      (22.77 )%      $0.00      $ 1.40      $ 20.00 to 14.34
Class B Shares+      (27.95 )%      $0.00      $ 1.40      $ 21.33 to 14.27
Class C Shares+      (27.90 )%      $0.00      $ 1.40      $ 21.33 to 14.28
Class Y Shares      (22.67 )%      $0.00      $ 1.40      $ 20.04 to 14.39


+Performance is from 12/12/2000 (initial date of operation) through 11/30/2001.

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

3

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Wachovia Equity Index Fund pursues a total return that approximates that of the Standard & Poor's 500--a classic benchmark of stock market performance.** As a result, the fund's extensive portfolio contained a "who's who" of well-known, quality American companies. Fund assets ended the reporting period at $365.7 million.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

--------------------------------------------------------------------------------
      Capital Gain Distributions

--------------------------------------------------------------------------------
      Share Price Change

--------------------------------------------------------------------------------

Class A Shares      (12.88 )%      $0.21      $ 0.00      $ 24.24 to 20.92
Class B Shares+      (17.45 )%      $0.14      $ 0.00      $ 25.47 to 20.90
Class C Shares+      (17.47 )%      $0.12      $ 0.00      $ 25.47 to 20.91
Class Y Shares      (12.62 )%      $0.27      $ 0.00      $ 24.28 to 20.96


Wachovia Special Values Fund pursues growth by investing in a diversified portfolio of small-company stocks.*** Unlike many other funds that invest in small company stocks through a high-flying approach, this fund is managed through a highly disciplined approach. Its manager seeks stocks issued by well-capitalized, and well-run small companies that are selling at less than their estimated long-term values. At the end of the reporting period, the fund's net assets reached $276.8 million.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

--------------------------------------------------------------------------------
      Capital Gain Distributions

--------------------------------------------------------------------------------
      Share Price Change

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Class A Shares      25.43 %      $0.24      $ 0.13      $ 16.53 to 20.29
Class B Shares      24.42 %      $0.13      $ 0.13      $ 16.40 to 20.10
Class C Shares+      18.27 %      $0.28      $ 0.13      $ 17.46 to 20.16
Class Y Shares      25.74 %      $0.28      $ 0.13      $ 16.57 to 20.34


Wachovia Emerging Markets Fund pursues growth over the long term by investing in stocks of foreign companies located in emerging market countries.**** The investment adviser uses a value-oriented approach and selects companies in countries where political and economic factors, including currency movements, are likely to produce above average capital appreciation.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

--------------------------------------------------------------------------------
      Capital Gain Distributions

--------------------------------------------------------------------------------
      Share Price Change

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Class A Shares      (5.56 )%      $0.04      $ 0.00      $ 9.76 to 9.18
Class B Shares+      (12.37 )%      $0.06      $ 0.00      $ 10.51 to 9.15
Class C Shares+      (12.27 )%      $0.06      $ 0.00      $ 10.51 to 9.16
Class Y Shares      (5.40 )%      $0.06      $ 0.00      $ 9.80 to 9.21


Wachovia Personal Equity Fund pursues growth of principal and income by investing in a portfolio of high quality companies. This fund is specifically managed to minimize the unpleasant tax consequence of capital gains distributions through a long-term, buy-and-hold strategy that avoids short-term trading, as well as offsetting or minimizing capital gains by selling securities that have declined in value, have the highest cost basis, or have not met expectations for growth. Fund assets ended the reporting period at $298.3 million.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

--------------------------------------------------------------------------------
      Capital Gain Distributions

--------------------------------------------------------------------------------
      Share Price Change

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Class A Shares      (21.47 )%      $0.00      $ 0.08      $ 9.98 to 7.77
Class B Shares+      (26.61 )%      $0.01      $ 0.08      $ 10.63 to 7.73
Class C Shares+      (26.02 )%      $0.02      $ 0.08      $ 10.63 to 7.78
Class Y Shares      (21.36 )%      $0.02      $ 0.08      $ 10.00 to 7.78


+Performance is from 12/12/2000 (initial date of operation) through 11/30/2001.

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. **The Standard & Poor's 500
Index is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies, Investments cannot be made in an index.

***Small-company stocks have historically experienced greater volatility than average. Small company stocks may be less liquid and subject to greater price volatility than large company stocks. ****International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. In addition, prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

4

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Wachovia Balanced Fund pursues a popular investment objective--long-term growth and current income--by investing in a quality combination of stocks and bonds. At the end of the reporting period, fund assets totaled $478.9 million.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

--------------------------------------------------------------------------------
      Capital Gain Distributions

--------------------------------------------------------------------------------
      Share Price Change

--------------------------------------------------------------------------------

Class A Shares      (9.71 )%      $ 0.28      $ 0.90      $ 13.71 to 11.31
Class B Shares      (10.28 )%      $ 0.19      $ 0.90      $ 13.67 to 11.29
Class C Shares+      (14.33 )%      $ 0.23      $ 0.90      $ 14.39 to 11.31
Class Y Shares      (9.54 )%      $ 0.31      $ 0.90      $ 13.73 to 11.32


Wachovia Blue Chip Value Fund pursues growth of principal and income by investing in large-cap, blue chip U.S. companies in traditional sectors of the U.S. economy that are adopting New Economy tools to enhance their business, and that appear to be undervalued in the marketplace. At the end of the reporting period, this fund's assets totaled $1.9 million.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

--------------------------------------------------------------------------------
      Capital Gain Distributions

--------------------------------------------------------------------------------
      Share Price Change

--------------------------------------------------------------------------------

Class A Shares++      (12.15 )%      $0.01      $ 0.00      $ 10.00 to 8.78
Class B Shares++      (12.70 )%      $0.00      $ 0.00      $ 10.00 to 8.73
Class C Shares++      (12.50 )%      $0.00      $ 0.00      $ 10.00 to 8.75
Class Y Shares++      (11.81 )%      $0.02      $ 0.00      $ 10.00 to 8.80


Wachovia New Horizons Fund pursues growth by investing in mid- to large-cap U.S. companies with innovative products and services that are driving the New Economy. The fund's diversified, portfolio spans New Economy sectors and industries, including: Information Technology, Communication Services, Health Care, Broadcast Media, Entertainment, Pharmaceutical, Medical Technology, Biotechnology, and E-Commerce. At the end of the reporting period, the fund's assets totaled $1.3 million.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

--------------------------------------------------------------------------------
      Capital Gain Distributions

--------------------------------------------------------------------------------
      Share Price Change

--------------------------------------------------------------------------------

Class A Shares+++      (36.50 )%      $0.00      $ 0.00      $ 10.00 to 6.35
Class B Shares++      (36.90 )%      $0.00      $ 0.00      $ 10.00 to 6.31
Class C Shares++      (36.90 )%      $0.00      $ 0.00      $ 10.00 to 6.31
Class Y Shares++      (36.40 )%      $0.00      $ 0.00      $ 10.00 to 6.36


Wachovia International Equity Fund, the newest addition to The Wachovia Funds, began operation on March 2, 2001. This fund pursues capital appreciation by investing in stocks issued by large, established companies headquartered in developed countries beyond the United States.** At the end of the reporting period, this new fund's assets reached $10.4 million.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

--------------------------------------------------------------------------------
      Capital Gain Distributions

--------------------------------------------------------------------------------
      Share Price Change

--------------------------------------------------------------------------------

Class A Shares++++      (12.50 )%      $0.00      $ 0.00      $ 10.00 to 8.75
Class B Shares++++      (12.50 )%      $0.00      $ 0.00      $ 10.00 to 8.75
Class C Shares++++      (12.90 )%      $0.00      $ 0.00      $ 10.00 to 8.71
Class Y Shares++++      (12.30 )%      $0.00      $ 0.00      $ 10.00 to 8.77

+Performance is from 12/12/2000 (initial date of operation) through 11/30/2001. ++Performance is from 12/26/2000 (initial date of operation) through 11/30/2001. +++Performance is from 12/22/2000 (initial date of operation) through 11/30/2001. ++++Performance is from 3/2/2001 (initial date of operation) through 11/30/2001.

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. **International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. In addition, prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

5

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Wachovia Fixed Income Fund pursues a high level of total return from a diversified portfolio of income-producing securities that may include U.S. government agency securities, corporate bonds, U.S. Treasury securities, closed-end investment companies, asset-backed securities, collateralized mortgage obligations, foreign bonds, a repurchase agreement and corporate notes. At the end of the reporting period, the fund's assets totaled $622.1 million.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

--------------------------------------------------------------------------------
      Capital Gain Distributions

--------------------------------------------------------------------------------
      Share Price Change

--------------------------------------------------------------------------------

Class A Shares      10.57 %      $0.53      $ 0.00      $ 9.71 to 10.18
Class B Shares      9.75 %      $0.46      $ 0.00      $ 9.71 to 10.18
Class C Shares+      9.24 %      $0.48      $ 0.00      $ 9.78 to 10.18
Class Y Shares      10.84 %      $0.56      $ 0.00      $ 9.71 to 10.18


Wachovia Intermediate Fixed Income Fund pursues current income consistent with preservation of capital from a diversified portfolio of intermediate-term income-producing securities that may include U.S. government agency securities, corporate bonds, U.S. Treasury securities, asset-backed securities, closed-end investment companies, collateralized mortgage obligations, and repurchase agreements. At the end of the reporting period, the fund's assets totaled $138.3 million.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

--------------------------------------------------------------------------------
      Capital Gain Distributions

--------------------------------------------------------------------------------
      Share Price Change

--------------------------------------------------------------------------------

Class A Shares      9.89 %      $ 0.52      $ 0.00      $ 9.72 to 10.14
Class B Shares+      9.49 %      $ 0.54      $ 0.00      $ 9.76 to 10.12
Class C Shares+      8.82 %      $ 0.47      $ 0.00      $ 9.76 to 10.13
Class Y Shares      10.05 %      $ 0.54      $ 0.00      $ 9.71 to 10.12


Wachovia Short-Term Fixed Income Fund pursues a high level of income from a diversified portfolio that consists primarily of corporate bonds, U.S. government agency obligations, and U.S. Treasury obligations. These short-term, income-producing securities are managed to pursue an income stream and helps to cushion shareholders against volatility during periods of interest rate increases. Assets totaled $47.0 million on the last day of the reporting period.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

--------------------------------------------------------------------------------
      Capital Gain Distributions

--------------------------------------------------------------------------------
      Share Price Change

--------------------------------------------------------------------------------

Class A Shares      9.38 %      $ 0.50      $ 0.00      $ 9.73 to 10.12
Class B Shares+      8.52 %      $ 0.46      $ 0.00      $ 9.77 to 10.13
Class C Shares+      9.10 %      $ 0.53      $ 0.00      $ 9.77 to 10.11
Class Y Shares      9.55 %      $ 0.53      $ 0.00      $ 9.73 to 10.11


The Wachovia Municipal Funds

Wachovia Georgia Municipal Bond Fund pursues monthly income exempt from federal regular income tax and Georgia state income tax.++ The fund invests in a portfolio of bonds issued by municipalities across Georgia that are rated A or higher by nationally recognized rating agencies.** Total assets reached $130.5 million on the last day of the reporting period.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

--------------------------------------------------------------------------------
      Capital Gain Distributions

--------------------------------------------------------------------------------
      Share Price Change

--------------------------------------------------------------------------------

Class A Shares      7.28 %      $ 0.45      $ 0.00      $ 10.84 to 11.17
Class Y Shares      7.55 %      $ 0.48      $ 0.00      $ 10.84 to 11.17


Wachovia North Carolina Municipal Bond Fund pursues monthly income exempt from federal regular income tax and North Carolina state income tax.++ At the end of the reporting period, the fund's $430.6 million portfolio was invested in bonds issued by municipalities across North Carolina. All holdings are rated A or higher at the time of purchase by nationally recognized rating agencies.**

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

--------------------------------------------------------------------------------
      Capital Gain Distributions

--------------------------------------------------------------------------------
      Share Price Change

--------------------------------------------------------------------------------

Class A Shares      7.54 %      $0.45      $ 0.00      $ 10.96 to 11.33
Class Y Shares      7.81 %      $0.48      $ 0.00      $ 10.96 to 11.33

+Performance is from 12/12/2000 (initial date of operation) through 11/30/2001. ++Income may be subject to the federal alternative minimum tax.

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. **Credit ratings pertain to securities in the Portfolio and do not protect fund shares against market risk.

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Wachovia South Carolina Municipal Bond Fund pursues monthly income exempt from federal regular income tax and South Carolina state income tax.+ The fund invests in a portfolio of bonds issued by municipalities South Carolina that are rated A or higher at the time of purchase by nationally recognized rating agencies.** Total assets reached $338.8 million at the reporting period's end.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

--------------------------------------------------------------------------------
      Capital Gain Distributions

--------------------------------------------------------------------------------
      Share Price Change

--------------------------------------------------------------------------------

Class A Shares      7.49 %      $0.48      $ 0.00      $ 10.84 to 11.16
Class Y Shares      7.76 %      $0.51      $ 0.00      $ 10.84 to 11.16


Wachovia Virginia Municipal Bond Fund pursues monthly income exempt from federal regular income tax and Virginia state income tax.+ The fund invests in a portfolio of bonds issued by municipalities Virginia that are rated A or higher at the time of purchase by nationally recognized rating agencies.** Total assets totaled $129.2 million at the reporting period's end.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

--------------------------------------------------------------------------------
      Capital Gain Distributions

--------------------------------------------------------------------------------
      Share Price Change

--------------------------------------------------------------------------------

Class A Shares      7.61 %      $0.43      $ 0.00      $ 10.08 to 10.41
Class Y Shares      7.88 %      $0.45      $ 0.00      $ 10.08 to 10.41


+ Income may be subject to the federal alternative minimum tax.

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. ** Credit ratings pertain only to Securities in the portfolio and do not protect Fund Shares against market risk.

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Thank you for pursuing your financial goals through the diversification and professional management of the Wachovia Funds. As we begin a new year, we renew our commitment to keep you up-to-date on your investment progress through the highest level of service.

Sincerely,

/s/ John W. McGonigle

John W. McGonigle
President
January 15, 2002

Total returns for the period adjusted for the maximum sales charge or contingent deferred sales charge are as follows: Wachovia Equity Fund, Class A Shares, (26.17)%; Class B Shares, (26.01)%; Class C Shares, (29.36)% Wachovia Quantitative Equity Fund, Class A Shares, (23.71)%; Class B Shares, (23.43)%; Class C Shares, (24.01)% Wachovia Growth and Income Fund, Class A Shares, (27.21)%; Class B Shares, (31.30)%; Class C Shares, (29.30)% Wachovia Equity Index Fund, Class A Shares, (17.89)%; Class B Shares, (21.56)%; Class C Shares, (19.12)% Wachovia Special Values Fund, Class A Shares, 18.20%; Class B Shares, 19.42%; Class C Shares, 16.08% Wachovia Emerging Markets Fund, Class A Shares, (11.03)%; Class B Shares, (16.72)%; Class C Shares, (14.04)% Wachovia Personal Equity Fund Class A Shares, (25.99)%; Class B Shares, (30.25)%; Class C Shares, (27.50)% Wachovia Balanced Fund, Class A Shares, (14.93)%; Class B Shares, (14.41)%; Class C Shares, (15.99)% Wachovia Blue Chip Value Fund, Class A Shares, (17.20)%; Class B Shares, (17.06)%; Class C Shares, (14.23)% Wachovia New Horizons Fund, Class A Shares, (40.15)%; Class B Shares, (40.05)%; Class C Shares, (38.15)% Wachovia International Equity Fund, Class A Shares, (17.53)%; Class B Shares, (16.87)%; Class C Shares, (14.62)% Wachovia Fixed Income Fund, Class A Shares, 5.56%; Class B Shares, 4.75%; Class C Shares, 7.15% Wachovia Intermediate Fixed Income Fund, Class A Shares, 4.92%; Class B Shares, 4.49%; Class C Shares, 6.73% Wachovia Short-Term Fixed Income Fund, Class A Shares, 6.64%; Class B Shares, 3.52%; Class C Shares, 7.99% Wachovia Georgia Municipal Bond Fund, Class A Shares, 2.46% Wachovia North Carolina Municipal Bond Fund, Class A Shares, 2.67% Wachovia South Carolina Municipal Bond Fund, Class A Shares, 2.66% Wachovia Virginia Municipal Bond Fund, Class A Shares, 2.81%

The maximum sales charge for Class A Shares is 5.75% for equity funds, 4.50% for fixed income funds, except for the Short-Term Fixed Income Fund, which has a maximum sales charge of 2.50%. The maximum contingent deferred sales charge for Class B Shares is 5.00%. The maximum sales charge and maximum contingent deferred sales charge for Class C Shares is 1% and 1%, respectively.

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Overview

Wachovia Equity Fund

The  Wachovia  Equity Fund  underperformed  the Standard & Poor's 500 Index (S&P
500) for the year.1 With the prospect of tax cuts and declining interest rates for 2001, the fund was positioned for an economy that would likely improve by mid-year 2001. The ensuing recessionary economic environment of 2001 was detrimental to the performance of our more economically sensitive holdings. After two strong years of relative returns, the technology sector holdings underperformed as growth rates for many of these companies were sharply reduced. In addition, the fund's large capitalization focus negatively impacted performance as small and mid-capitalization issues outperformed large capitalization issues. The fund's relative performance improved markedly in the fourth quarter as investors began to embrace the likelihood of a stronger economy in 2002. The Wachovia Equity Fund is well positioned to benefit from potentially improving equity returns in 2002.

Wachovia Quantitative Equity Fund

The Wachovia Quantitative Equity Fund underperformed the S&P 500 for the year. With the prospect of tax cuts and declining interest rates in 2001, many of our companies were positioned to benefit from an economic rebound. The unexpected recessionary environment of 2001 negatively impacted the performance of our more economically sensitive holdings in the technology and telecommunication services sectors. Relative performance improved in the fourth quarter as the economy showed signs of a recovery. Over the long term the quantitative model continues to discriminate between the best and worst performing stocks.

Wachovia Growth and Income Fund

Performance was hurt by poor stock selection in the Consumer Staples, Technology, and Communication Services sectors. In particular, stocks tied to the continued expansion of the fiber optic networks and drug store chains were large bets which did not work out. The Utilities and Basic Materials sectors provided strong outperformance as bets in home improvement, regulated utilities, and aluminum paid off.

Wachovia Equity Index Fund

The equity market performed weakly in the past year. While value-style investing continued its 2000 comeback in the first quarter, growth has outperformed since then. Technology and utilities were the worst performing sectors as over capacity has hit these groups. Meanwhile, the Basic Materials sector benefited from a better balance between supply and demand and a strong consumer market.

Wachovia Special Values Fund

With both its value style and small-company focus in favor, the Wachovia Special Values fund delivered strong, double-digit returns for the year. Amidst a turbulent market, the fund relied on its anchor of financially strong businesses to navigate the market ups-and-downs. First, our many companies exhibiting stable cash flow streams were rewarded with higher multiples as interest rates declined throughout the year. Then, during the severe, terrorist-invoked market downturn, the fund's defensive posture preserved much of those gains. Finally, as investors perceived an improving economic climate ahead, the market strongly rebounded. With small-cap stocks being especially favored, the portfolio participated fully, putting us in a harvest mode by year-end. Prudently allocating the proceeds toward industry-leading, modestly priced, financially strong companies remains our top priority. Such companies should have the wherewithal to survive further economic challenges and represent the primary beneficiaries once growth returns.

Wachovia Emerging Markets Fund

Deteriorating global economic and political conditions greatly influenced the performance of the world's emerging equity markets in 2001. Through the first half the year, investors struggled with conflicting financial factors--declining interest rates versus weaker earnings--and shares remained range-bound. However, the events of September 11th changed this course dramatically. After an initial sell off, emerging market shares responded strongly to the favorable combination of American battlefield successes and the promise of fiscal stimulus.

Market performances varied greatly in 2001, and massive swings were the norm. In general, market rotation favored lower quality markets as the year ended--a fundamental factor that hurt the relative performance of the Wachovia Emerging Markets Fund. For instance, countries experiencing similar economic difficulties, such as Argentina and Turkey, had disparate returns. The Argentinean market remained weak, but Turkey rebounded strongly at year's end. Despite its own tenuous finances, Brazil shrugged off its neighbor's problems and rallied impressively in the fourth quarter. Export-oriented economies also staged a strong finish to the year, led by Korea and Taiwan. The Wachovia Emerging Markets Fund posted returns modestly ahead of its emerging market peers, but lagged the Standard & Poor's International Finance Corporation Investable Index (IFCI) in 2001.2 The fund also outperformed domestic indexes such as the S&P 500 for the first time since 1999.

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1. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. 2. The IFCI is an unmanaged market capitalization-weighted index comprising more than 1,200 stocks in 78 industries in 31 developing countries around the world.

9

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Wachovia Personal Equity Fund

The Wachovia Personal Equity Fund underperformed the S&P 500 for the year. With the prospect of tax cuts and declining interest rates for 2001, the fund was positioned for an economy that would likely improve by mid-year 2001. The ensuing recessionary economic environment of 2001 was detrimental to the performance of our more economically sensitive holdings. After two strong years of relative returns, the technology sector holdings underperformed as growth rates for many of these companies were sharply reduced. In addition, the fund's large capitalization focus negatively impacted performance improved markedly in the fourth quarter as investors began to embrace the likelihood of a stronger economy in 2002. The Wachovia Personal Equity Fund is well positioned to benefit from improving equity returns in 2002.

Wachovia Balanced Fund

The equity portion of Wachovia Balanced Fund underperformed the S&P 500 for the year. With the prospect of tax cuts and declining interest rates for 2001, the fund was positioned for an economy that would likely improve by mid-year 2001. The ensuing recessionary economic environment of 2001 was detrimental to the performance of our more economically sensitive holdings. After two strong years of relative returns, the technology sector holdings underperformed as growth rates for many of these companies were sharply reduced. In addition, the fund's large capitalization focus negatively impacted performance as small and mid-capitalization issues outperformed large capitalization issues. The fund's relative performance improved markedly in the fourth quarter as investors began to embrace the likelihood of a stronger economy in 2002.

The fixed income portion of the fund performed in-line with the Lehman Brothers Aggregate Bond Index.3 The fund benefited from its above market exposure to the investment grade corporate market and also from an overweighting in short and intermediate term securities. However, somewhat offsetting these beneficial decisions was an allocation to the underperforming high yield sector. Another benefit to the performance of the fund was the reduced allocation to Treasury bonds, which underperformed on a price and yield basis over the course of the year.

Wachovia Blue Chip Value Fund

The Wachovia Blue Chip Value Fund outperformed the Standard & Poor's 500 Barra Value Index4 for the year. Equity markets were weak for the second year in a row as the deteriorating economy, anemic corporate profits, and the September terrorist attacks took their toll on investor sentiment. Barring any further terrorist attacks, we believe that the worst is behind us and expect a modest economic recovery to materialize in 2002 as confidence stabilizes and massive fiscal and monetary stimuli take effect. Due to our belief that the recession would be relatively short and mild, we increased the weight of the Consumer Discretionary sector during the late summer/early fall in anticipation of an economic recovery--a strategy that served the portfolio well. The fund's homebuilding stocks (KB Home and Centex) performed well due to a surprisingly resilient housing market. The fund's holdings in second-tier retailers and restaurants also did well, with positions in Zale's Dillard's, and Brinker International.

Wachovia New Horizons Fund

The Wachovia New Horizons Fund outperformed the Standard & Poor's Barra Growth Index5 return for the full year 2001. In the fourth quarter, stocks rallied from September's market lows, driven by strong gains in economically sensitive issues. The fund's emphasis on investing in growth-oriented, new economy companies led to a concentration in a few economically sensitive sectors:
Technology, Media, and Telecommunications Services. Sector weights played a large role in the quarter as an overweight position in Technology and a lack of exposure to the weak Consumer Staples sector more than offset weakness caused by overweight positions Heath Care and Utilities. On an annual basis, the sector weights had a modestly positive impact on performance.

Wachovia Fixed Income Fund

The Federal Reserve Board (the "Fed") lowered the key Fed Funds rate by 4.75% over the course of 2001 in response to weakness in the U.S. economy. Business as well as consumer spending fell during the year with a sharpest decline following the September 11th attacks. Short term Treasury rates followed the Fed as the 2 year Treasury rate dropped by almost 2.00% from the start of the year. However, longer term Treasury rates moved marginally higher with the 30 year rate increasing by .15%. The corporate sector was the best performing broad sector in the market with the strongest performance coming from the bank and finance subsector. The corporate market had another year of isolated credit problems, with several companies turning sour very quickly. The mortgage and agency markets outperformed Treasuries on a duration equivalent basis, but did not perform as well as the corporate market.6

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3. Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

4. The Standard & Poor's 500 Barra Value Index is a capitalization-weighted index of the stocks in the Standard & Poor's 500 Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged, and investments cannot be made in an index.

5. The Standard & Poor's 500 Barra Growth Index is a capitalization-weighted index of the stocks in the Standard & Poor's 500 Index having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged, and investments cannot be made in an index.

6. Duration is a measure of a security's prices sensitivity to changes in interest rates. Securities with longer duration are more sensitive to changes in interest rates than securities of securities of shorter durations.

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The Wachovia Fixed Income Fund performed in-line with the Lehman Brothers Aggregate Bond Index. The fund benefited from its above market exposure to the investment grade corporate market and also from an overweighting in short and intermediate term securities. However, somewhat offsetting these beneficial decisions was an allocation to the underperforming high yield sector. Another benefit to the performance of the fund was the reduced allocation to Treasury bonds, which underperformed on a price and yield basis over the course of the year.

Wachovia Intermediate Fixed Income Fund

The Fed lowered the key Fed Funds rate by 4.75% over the course of 2001 in response to weakness in the U.S. economy. Business as well as consumer spending fell during the year with a sharpest decline following the September 11th attacks. Short term Treasury rates followed the Fed as the 2 year Treasury rate dropped by almost 2.00% from the start of the year. However, longer term Treasury rates moved marginally higher with the 30 year rate increasing by 0.15%. The corporate sector was the best performing broad sector in the market with the strongest performance coming from the bank and finance subsector. The corporate market had another year of isolated credit problems, with several companies turning sour very quickly. The mortgage and agency markets outperformed Treasuries on a duration equivalent basis, but did not perform as well as the corporate market.

The Wachovia Intermediate Fixed Income Fund experienced price appreciation over the year as interest rate declines were the most pronounced in short and intermediate term securities. The fund also benefited from an overallocation to the corporate bond market, which outperformed the Treasury, agency, and mortgage markets. Additionally, the fund avoided exposure to the areas of the corporate market that were most severely hurt by the September 11th tragedy.

Wachovia Short Term Fixed Income Fund

The Fed lowered the key Fed Funds rate by 4.75% over the course of 2001 in response to weakness in the U.S. economy. Business as well as consumer spending fell during the year with a sharpest decline following the September 11th attacks. Short term Treasury rates followed the Fed as the 2 year Treasury rate dropped by almost 2.00% from the start of the year. However, longer term Treasury rates moved marginally higher with the 30 year rate increasing by 0.15%. The corporate sector was the best performing broad sector in the market with the strongest performance coming from the bank and finance subsector. The corporate market had another year of isolated credit problems, with several companies turning sour very quickly. the mortgage and agency markets outperformed Treasuries on a duration equivalent basis, but did not perform as well as the corporate market.

The Wachovia Short-Term Fixed Income Fund experienced price appreciation over the year as interest rates declines were most pronounced in short and intermediate term securities. The fund also benefited from an overallocation to the corporate bond market, which outperformed the Treasury, agency, and mortgage markets. Additionally, the fund avoided exposure to the areas of the corporate market that were most severely hurt by the September 11th tragedy.

Wachovia Municipal Bond Funds

It was generally a good year for the Wachovia municipal bond funds. We properly anticipated the slowdown in the economy, and positioned the funds to benefit from a declining interest rate environment by moving our average maturity farther out the yield curve. Hence, as interest rates declined, our fund holders benefited by our funds owning longer maturity bonds with higher yields. Nevertheless, we moderated our bet by concentrating our efforts on buying bonds that have good coupons associated with them, and selling bonds with coupons that would be less attractive when rates rebound from the historically low levels they reached this year.

Most municipal bonds have maturities ranging from one year to thirty years in maturity; this makes up the municipal bond "yield curve." This year, the yield curve became uncommonly steep, as the dramatic reduction in short rates driven by the Fed's actions caused yields in the front end of the curve to fall considerably more than rates on the long yield. Therefore, for much of the year, and in particular in the second half, investors were rewarded unusually well with extra yield for each additional year of maturity they were willing to accept. This held true moving out to about twenty years in maturity. Between twenty and thirty years in maturity, however, the curve was essentially flat, with virtually no extra yield associated with the risk inherent in being at the extreme edge of the yield curve.

With rates at historic lows, and given the significantly greater risk to principal incurred with bonds with thirty-year maturities, we by-and-large worked to concentrate our holdings in the 15-20 year part of the yield curve. As the year progressed we worked to reduce our exposure to bonds with maturities in the twenty to thirty year maturity part of the curve. Our goal is to provide a better-than-average defense of our fundholders' principal when rates again rise to more normal levels, which we believe will occur in 2002 as a consequence of a rebounding economy.

11

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--------------------------------------------------------------------------------

Wachovia Equity Fund (Class A Shares)


Growth of $10,000 Invested in Wachovia Equity Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Equity Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

SIZE="1">

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    (26.17 )%
5 Year    5.62 %
Start of Performance (5/7/93) (cumulative)    127.02 %
Start of Performance (5/7/93)    10.04 %


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to January 31, 2000. As of January 31, 2000, the Fund's maximum sales charge is 5.75%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance on the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e. without adjusting for the applicable sales charge) for the 1-year, 5-year and start of performance (5/7/93) (cumulative) and start of performance (5/7/93) periods were (21.65)%, 6.87%, 140.87% and 10.80%, respectively.

12

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--------------------------------------------------------------------------------

Wachovia Equity Fund (Class B Shares)


Growth of $10,000 Invested in Wachovia Equity Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Equity Fund (Class B Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    (26.01 )%
5 Year    5.80 %
Start of Performance (7/23/96) (cumulative)    59.12 %
Start of Performance (7/23/96)    9.05 %


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a 1.00% contingent deferred sales charge on any redemption less than six years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance on the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

13

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Equity Fund (Class C Shares)


Growth of $10,000 Invested in Wachovia Equity Fund (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Equity Fund (Class C Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) (29.36 )%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance on the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

14

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Equity Fund (Class Y Shares)


Growth of $10,000 Invested in Wachovia Equity Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Equity Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    (21.48 )%
5 Year    7.12 %
Start of Performance (7/23/96) (cumulative)    68.65 %
Start of Performance (7/23/96)    10.25 %


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance on the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

15

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--------------------------------------------------------------------------------

Wachovia Equity Fund
Portfolio of Investments

November 30, 2001

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--92.7%
    Basic Materials--3.5%
105,219   Alcoa, Inc.    $     4,061,453
34,954   Du Pont (E.I.) de Nemours & Co.      1,549,860
65,164   Praxair, Inc.      3,448,479
48,102   (1)Watson Pharmaceuticals, Inc.      1,439,693

--------------------------------------------------------------------------------

    Total      10,499,485

--------------------------------------------------------------------------------

    Capital Goods--9.9%
52,143   Dover Corp.      1,921,991
270,374   General Electric Co.      10,409,399
28,761   Lexmark International Group, Class A      1,486,081
22,465   Textron, Inc.      890,737
159,551   Tyco International Ltd.      9,381,599
90,065   United Technologies Corp.      5,421,913

--------------------------------------------------------------------------------

    Total      29,511,720

--------------------------------------------------------------------------------

    Communication Services--4.0%
232,801   (1)Sprint Corp. (PCS Group)      5,808,385
130,107   Verizon Communications, Inc.      6,115,029

--------------------------------------------------------------------------------

    Total      11,923,414

--------------------------------------------------------------------------------

    Consumer Cyclicals--5.6%
79,774   Centex Corp.      3,604,987
138,401   (1)Linens 'N Things, Inc.      3,321,624
182,924   Lowe's Cos., Inc.      8,288,286
54,688   Starwood Hotels & Resorts
 Worldwide, Inc.      1,484,232

--------------------------------------------------------------------------------

    Total      16,699,129

--------------------------------------------------------------------------------

    Consumer Staples--8.8%
49,376   Avon Products, Inc.      2,357,210
28,258   Harley Davidson, Inc.      1,485,806
60,177   Kimberly-Clark Corp.      3,500,496
220,304   (1)Kroger Co., Inc.      5,578,097
218,971   Liberty Media Corp., Class A      2,879,469
110,515   Philip Morris Cos., Inc.      5,212,993
119,074   (1)Viacom, Inc., Class B      5,197,580

--------------------------------------------------------------------------------

    Total      26,211,651

--------------------------------------------------------------------------------

    Energy--5.6%

15,372   Anadarko Petroleum Corp.      797,807
150,684   Conoco, Inc.      4,124,221
94,045   ENSCO International, Inc.      1,892,185
182,942   Exxon Mobil Corp.      6,842,031
52,568   Phillips Petroleum Co.      2,924,358

--------------------------------------------------------------------------------

    Total      16,580,602

--------------------------------------------------------------------------------


Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued

    Finance--18.0%

130,623   American Express Co.    $     4,298,803
90,562   American International Group, Inc.      7,462,309
54,951   Bank of America Corp.      3,372,892
65,568   Bank of New York Co., Inc.      2,572,888
241,645   Citigroup, Inc.      11,574,796
28,092   Franklin Resources, Inc.      1,004,289
87,937   Freddie Mac      5,818,791
103,855   J.P. Morgan Chase & Co.      3,917,411
29,313   MBIA, Inc.      1,492,911
64,894   MBNA Corp.      2,092,183
12,747   Marsh & McLennan Cos., Inc.      1,363,547
43,841   Morgan Stanley, Dean Witter & Co.      2,433,176
33,058   PNC Financial Services Group      1,915,711
102,039   Wells Fargo & Co.      4,367,269

--------------------------------------------------------------------------------

    Total      53,686,976

--------------------------------------------------------------------------------

    Health Care--13.1%
63,473   American Home Products Corp.      3,814,727
72,203   (1)Amgen, Inc.      4,796,445
58,225   Bristol-Myers Squibb Co.      3,130,176
30,600   (1)Genzyme Corp.      1,671,372
82,051   Johnson & Johnson      4,779,471
93,976   Medtronic, Inc.      4,443,185
55,715   Merck & Co., Inc.      3,774,691
249,301   Pfizer, Inc.      10,797,226
28,511   Tenet Healthcare Corp.      1,710,660

--------------------------------------------------------------------------------

    Total      38,917,953

--------------------------------------------------------------------------------

    Technology--20.0%

229,689   (1)AOL Time Warner, Inc.      8,016,146
26,029   Automatic Data Processing, Inc.      1,443,568
200,581   (1)Cisco Systems, Inc.      4,099,876
165,436   (1)EMC Corp.-Mass      2,777,670
51,827   Honeywell International, Inc.      1,717,547
121,204   Intel Corp.      3,958,523
48,478   (1)KLA-Tencor Corp.      2,435,050
69,732   Microchip Technology, Inc.      2,518,023
53,882   (1)Micromuse, Inc.      855,646
166,216   (1)Microsoft Corp.      10,672,729
132,798   (1)Network Appliance, Inc.      2,049,073
153,506   Network Associates, Inc.      3,522,963
154,204   Nokia Oyj, Class A, ADR      3,548,234
89,722   (1)Sun Microsystems, Inc.      1,277,641
77,133   TMP Worldwide, Inc.      3,184,822
132,041   Texas Instruments, Inc.      4,231,914


(See Notes to Portfolios of Investments)

16

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--------------------------------------------------------------------------------

Wachovia Equity Fund

 Shares          Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
      Technology--continued

87,133     (1)Veritas Software Corp.    $     3,388,602

--------------------------------------------------------------------------------

      Total      59,698,027

--------------------------------------------------------------------------------

      Utilities--4.2%

125,875  (1)   BJ Services Co.      3,506,878
93,395     Calpine Corp.      2,013,596
121,735     Duke Energy Corp.      4,400,720
44,608     El Paso Corp.      1,985,056
16,693     Valero Energy Corp.      584,255

--------------------------------------------------------------------------------

      Total      12,490,505

--------------------------------------------------------------------------------

      Total Common Stocks (identified cost $236,941,939)      276,219,462

--------------------------------------------------------------------------------



 Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(2) U.S. Treasury Obligation--0.9%
$ 2,800,000   United States Treasury Bill, 12/20/2001 (identified cost
 $2,796,867)    $     2,797,508

--------------------------------------------------------------------------------

(3) Repurchase Agreement--6.6%
  19,696,339   Goldman Sachs Group, LP, 2.11%, dated 11/30/2001, due 12/3/2001
 (at amortized cost)      19,696,339

--------------------------------------------------------------------------------

    Total Investments (identified cost $259,435,145)    $ 298,713,309

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

17

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Quantitative Equity Fund (Class A Shares)


Growth of $10,000 Invested in Wachovia Quantitative Equity Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Quantitative Equity Fund (Class A Shares) (the "Fund") from March 25, 1994 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001

1 Year    (23.71 )%
5 Year    7.23 %
Start of Performance (3/25/94) (cumulative)    136.99 %
Start of Performance (3/25/94)    11.88 %


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to January 31, 2000. As of January 31, 2000, the Fund's maximum sales charge is 5.75%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e., without adjusting for the applicable sales charge) for the 1-year, 5-year, start of performance (3/25/94) (cumulative) and start of performance (3/25/94) periods were (19.07)%, 8.52%, 151.44% and 12.74%, respectively.

18

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--------------------------------------------------------------------------------

Wachovia Quantitative Equity Fund (Class B Shares)


Growth of $10,000 Invested in Wachovia Quantitative Equity Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Quantitative Equity Fund (Class B Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    (23.43 )%
5 Year    7.42 %
Start of Performance (7/23/96) (cumulative)    72.87 %
Start of Performance (7/23/96)    10.75 %


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a 1.00% contingent deferred sales charge on any redemption less than six years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

19

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Quantitative Equity Fund (Class C Shares)


Growth of $10,000 Invested in Wachovia Quantitative Equity Fund (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Quantitative Equity Fund (Class C Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) (24.01 )%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

20

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Quantitative Equity Fund (Class Y Shares)


Growth of $10,000 Invested in Wachovia Quantitative Equity Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Quantitative Equity Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    (18.78 )%
5 Year    8.81 %
Start of Performance (7/23/96) (cumulative)    83.37 %
Start of Performance (7/23/96)    11.98 %


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividend and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performances of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

21

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Quantitative Equity Fund
Portfolio of Investments

November 30, 2001

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--96.9%
    Basic Materials--1.9%
32,266   Martin Marietta Materials, Inc.    $     1,371,305
94,599   Potlatch Corp.      2,635,528
93,435   Praxair, Inc.      4,944,580

--------------------------------------------------------------------------------

    Total      8,951,413

--------------------------------------------------------------------------------

    Capital Goods--9.5%
389,125   (1)Corning, Inc.      3,669,449
77,061   General Dynamics Corp.      6,407,622
355,772   General Electric Co.      13,697,222
92,649   (1)Lexmark International Inc., Class A      4,787,174
185,298   Tyco International Ltd.      10,895,522
104,401   United Technologies Corp.      6,284,940

--------------------------------------------------------------------------------

    Total      45,741,929

--------------------------------------------------------------------------------

    Communication Services--4.5%
458,822   Sprint Corp.      9,997,731
153,523   Verizon Communications, Inc.      7,215,581
321,562   (1)Worldcom Group, Inc.      4,675,511

--------------------------------------------------------------------------------

    Total      21,888,823

--------------------------------------------------------------------------------

    Consumer Cyclicals--5.1%
89,864   (1)American Eagle Outfitters, Inc.      2,196,276
147,566   General Motors Corp.      7,334,030
174,167   TJX Cos., Inc.      6,564,354
222,357   Target Corp.      8,347,282

--------------------------------------------------------------------------------

    Total      24,441,942

--------------------------------------------------------------------------------

    Consumer Staples--14.6%
144,532   Anheuser-Busch Cos., Inc.      6,229,329
491,336   (1)Liberty Media Corp., Class A      6,461,068
169,148   (1)Metro-Goldwyn-Mayer, Inc.      3,015,909
541,994   PepsiCo, Inc.      26,357,168
253,982   Philip Morris Cos., Inc.      11,980,331
354,020   SUPERVALU, Inc.      8,025,633
342,801   SYSCO Corp.      8,429,477

--------------------------------------------------------------------------------

    Total      70,498,915

--------------------------------------------------------------------------------

    Energy--4.3%

92,649   BP Amoco PLC, ADR      4,092,306
298,471   Conoco, Inc.      8,169,151
224,987   Exxon Mobil Corp.      8,414,514

--------------------------------------------------------------------------------

    Total      20,675,971

--------------------------------------------------------------------------------


Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued

    Finance--21.9%

277,947   Ambac Financial Group, Inc.    $   15,587,268
101,923   American International Group, Inc.      8,398,455
69,487   Bank of America Corp.      4,265,112
129,708   Bank of New York Co., Inc.      5,089,742
55,589   CIGNA Corp.      5,071,385
518,834   Citigroup, Inc.      24,852,149
295,550   J.P. Morgan Chase & Co.      11,148,146
235,210   Lennar Corp.      8,749,812
43,545   Marsh & McLennan Cos., Inc.      4,658,009
32,340   PMI Group, Inc.      2,042,271
115,811   PNC Financial Services Group      6,711,247
370,596   SouthTrust Corp.      9,068,484

--------------------------------------------------------------------------------

    Total      105,642,080

--------------------------------------------------------------------------------

    Health Care--13.4%
88,525   (1)Amgen, Inc.      5,880,716
190,116   Bristol-Myers Squibb Co.      10,220,636
138,973   Guidant Corp.      6,783,272
138,973   Johnson & Johnson      8,095,177
86,402   Lilly (Eli) & Co.      7,142,853
69,487   Merck & Co., Inc.      4,707,744
162,136   Pfizer, Inc.      7,022,110
37,060   Pharmacia Corp.      1,645,464
295,735   Schering Plough Corp.      10,566,612
44,907   Tenet Healthcare Corp.      2,694,420

--------------------------------------------------------------------------------

    Total      64,759,004

--------------------------------------------------------------------------------

    Restaurants--1.6%

269,282   (1)Brinker International, Inc.      7,539,896

--------------------------------------------------------------------------------

    Technology--13.4%

46,324   (1)AOL Time Warner, Inc.      1,616,708
444,715   (1)Cisco Systems, Inc.      9,089,975
463,244   (1)EMC Corp.      7,777,867
213,092   Intel Corp.      6,959,585
118,591   International Business Machines Corp.      13,707,934
18,530   (1)Micromuse, Inc.      294,256
162,136   (1)Microsoft Corp.      10,410,753
277,947   (1)Oracle Corp.      3,899,596
648,542   (1)Sun Microsystems, Inc.      9,235,238
46,324   (1)VERITAS Software Corp.      1,801,540

--------------------------------------------------------------------------------

    Total      64,793,452

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

22

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Quantitative Equity Fund

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued

    Utilities--6.7%

248,682   (1)BJ Services Co.    $     6,928,281
268,975   Duke Energy Corp.      9,723,446
42,421   El Paso Corp.      1,887,735
87,205   Tidewater, Inc.      2,485,343
223,450   USX Corp.      6,122,530
61,955   Valero Energy Corp.      2,168,425
115,811   Williams Cos., Inc. (The)      3,094,470

--------------------------------------------------------------------------------

    Total      32,410,230

--------------------------------------------------------------------------------

    Total Common Stocks (identified cost $283,037,641)      467,343,655

--------------------------------------------------------------------------------



Principal
 Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(2) U.S. Treasury Obligation--0.5%
$ 2,500,000   United States Treasury Bill, 12/20/2001
 (identified cost $2,497,203)    $     2,497,775

--------------------------------------------------------------------------------

(3) Repurchase Agreement--3.4%
  16,239,454   Goldman Sachs & Co., 2.11%, dated 11/30/2001, due 12/3/2001
(at amortized cost)      16,239,454

--------------------------------------------------------------------------------

    Total Investments

 (identified cost $301,774,298)    $ 486,080,884

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

23

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Growth & Income Fund (Class A Shares)


Growth of $10,000 Invested in Wachovia Growth & Income Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Growth & Income Fund (Class A Shares) (the "Fund") from January 29, 1993 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    (27.21 )%
5 Year    5.57 %
Start of Performance (1/29/93) (cumulative)    130.39 %
Start of Performance (1/29/93)    9.90 %


Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to January 31, 2000. As of January 31, 2000 the Fund's maximum sales charge is 5.75%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e., without adjusting for the applicable sales charge) for the 1-year, 5-year, start of performance (1/29/93) (cumulative) and start of performance (1/29/93) periods were (22.77%), 6.83%, 144.44%, and 10.64%, respectively.

24

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Growth & Income Fund (Class B Shares)


Growth of $10,000 Invested in Wachovia Growth & Income Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Growth & Income Fund (Class B Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) (31.30 )%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a 5.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. ** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

25

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--------------------------------------------------------------------------------

Wachovia Growth & Income Fund (Class C Shares)


Growth of $10,000 Invested in Wachovia Growth & Income Fund (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Growth & Income Fund (Class C Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) (29.30 )%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance on the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

26

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--------------------------------------------------------------------------------

Wachovia Growth & Income Fund (Class Y Shares)


Growth of $10,000 Invested in Wachovia Growth & Income Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Growth & Income Fund (Class Y Shares) (the "Fund") from March 30, 1998 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001 1 Year (22.67 )% Start of Performance (3/30/98) (cumulative) (4.30 )% Start of Performance (3/30/98) (1.19 )%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on the securities in the index. ** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

27

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--------------------------------------------------------------------------------

Wachovia Growth & Income Fund
Portfolio of Investments

November 30, 2001

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--94.3%
    Basic Materials--1.9%
96,735   Alcoa, Inc.    $   3,733,971

--------------------------------------------------------------------------------

    Capital Goods--11.2%
207,690   General Electric Co.      7,996,065
38,860   (1)Lexmark International Group, Class A      2,007,896
129,490   Tyco International Ltd.      7,614,012
81,065   United Technologies Corp.      4,880,113

--------------------------------------------------------------------------------

    Total      22,498,086

--------------------------------------------------------------------------------

    Communication Services--4.3%
146,000   (1)Sprint Corp. (PCS Group)      3,642,700
105,895   Verizon Communications, Inc.      4,977,065

--------------------------------------------------------------------------------

    Total      8,619,765

--------------------------------------------------------------------------------

    Consumer Cyclicals--5.9%
85,575   Centex Corp.      3,867,134
159,700   Lowe's Cos., Inc.      7,236,007
32,000   Starwood Hotels & Resorts Worldwide, Inc.      868,480

--------------------------------------------------------------------------------

    Total      11,971,621

--------------------------------------------------------------------------------

    Consumer Staples--7.4%
43,000   Kimberly-Clark Corp.      2,501,310
199,760   Kroger Co.      5,057,923
14,018   PepsiCo, Inc.      681,695
21,000   Philip Morris Cos., Inc.      990,570
130,690   (1)Viacom, Inc., Class B      5,704,619

--------------------------------------------------------------------------------

    Total      14,936,117

--------------------------------------------------------------------------------

    Energy--5.2%

206,870   Exxon Mobil Corp.      7,736,938
47,675   Phillips Petroleum Co.      2,652,160

--------------------------------------------------------------------------------

    Total      10,389,098

--------------------------------------------------------------------------------

    Finance--19.2%

114,225   American Express Co.      3,759,145
72,050   American International Group, Inc.      5,936,920
62,520   Bank of New York Co., Inc.      2,453,285
217,965   Citigroup, Inc.      10,440,524
15,500   Franklin Resources, Inc.      554,125

Shares          Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
      Finance--continued

76,780     Freddie Mac    $      5,080,533
64,145     J.P. Morgan Chase & Co.      2,419,549
44,090     Morgan Stanley, Dean Witter & Co.      2,446,995
27,995     PNC Financial Services Group      1,622,310
93,000     Wells Fargo & Co.      3,980,400

--------------------------------------------------------------------------------

      Total      38,693,786

--------------------------------------------------------------------------------

      Health Care--16.3%
33,075     Abbott Laboratories      1,819,125
15,650     American Home Products Corp.      940,565
101,120     Bristol-Myers Squibb Co.      5,436,211
142,865     Johnson & Johnson      8,321,886
94,525     Medtronic, Inc.      4,469,142
23,816     Merck & Co., Inc.      1,613,534
212,500     Pfizer, Inc.      9,203,375
15,650 (1)   Tenet Healthcare Corp.      939,000

--------------------------------------------------------------------------------

      Total      32,742,838

--------------------------------------------------------------------------------

      Technology--18.4%

157,605 (1)   AOL Time Warner, Inc.      5,500,414
190,350 (1)   Cisco Systems, Inc.      3,890,754
140,530     EMC Corp.-Mass      2,359,499
130,525     Intel Corp.      4,262,947
28,910 (1)   KLA-Tencor Corp.      1,452,149
134,255 (1)   Microsoft Corp.      8,620,514
180,570     Nokia Oyj, Class A ADR      4,154,916
178,415 (1)   Sun Microsystems, Inc.      2,540,630
130,080     Texas Instruments, Inc.      4,169,064

--------------------------------------------------------------------------------

      Total      36,950,887

--------------------------------------------------------------------------------

      Utilities--4.5%

73,440     (1)BJ Services Co.      2,046,038
153,705     Duke Energy Corp.      5,556,436
31,910     El Paso Corp.      1,419,995

--------------------------------------------------------------------------------

      Total      9,022,469

--------------------------------------------------------------------------------

      Total Common Stocks (identified cost $132,611,658)      189,558,638

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

28

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--------------------------------------------------------------------------------

Wachovia Growth & Income Fund

Principal
 Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(2) U.S. Treasury Obligation--0.5%
$ 1,000,000   United States Treasury Bill, 12/20/2001
(identified cost $998,881)    $       999,110

--------------------------------------------------------------------------------

(3) Repurchase Agreement--5.3%
  10,664,644   Goldman Sachs Group, LP, 2.11%, dated 11/30/2001, due 12/3/2001
 (at amortized cost)      10,664,644

--------------------------------------------------------------------------------

    Total Investments

(identified cost $144,275,183)    $ 201,222,392

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

29

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--------------------------------------------------------------------------------

Wachovia Equity Index Fund (Class A Shares)


Growth of $10,000 Invested in Wachovia Equity Index Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Equity Index Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    (17.89 )%
5 Year    8.01 %
Start of Performance (5/7/93) (cumulative)    170.79 %
Start of Performance (5/7/93)    12.33 %


Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to January 31, 2000. As of January 31, 2000 the Fund's maximum sales charge is 5.75%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e., without adjusting for the applicable sales charge) for the 1-year, 5-year, start of performance (5/7/93) (cumulative) and start of performance (5/7/93) periods were (12.88%), 9.29%, 187.30%, and 13.11%, respectively.

30

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--------------------------------------------------------------------------------

Wachovia Equity Index Fund (Class B Shares)


Growth of $10,000 Invested in Wachovia Equity Index Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Equity Index Fund (Class B Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) (21.56 )%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a 5.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. ** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

31

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Equity Index Fund (Class C Shares)


Growth of $10,000 Invested in Wachovia Equity Index Fund (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Equity Index Fund (Class C Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) (19.12 )%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance on the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

32

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Equity Index Fund (Class Y Shares)


Growth of $10,000 Invested in Wachovia Equity Index Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Equity Index Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    (12.62 )%
5 Year    9.59 %
Start of Performance (7/23/96) (cumulative)    89.89 %
Start of Performance (7/23/96)    12.71 %


Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on the securities in the index. ** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

33

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Equity Index Fund
Portfolio of Investments

November 30, 2001

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--97.0%
    Basic Materials--2.8%
7,935   Air Products & Chemicals, Inc.    $        362,788
11,500   Alcan, Inc.      413,770
29,828   Alcoa, Inc.      1,151,361
13,508   Barrick Gold Corp.      204,376
1,838   Bemis Co., Inc.      92,396
1,989   Boise Cascade Corp.      63,728
29,937   Dow Chemical Co.          1,122,638
36,023   Du Pont (E.I.) de Nemours & Co.      1,597,260
2,722   Eastman Chemical Co.      104,443
4,451   Ecolab, Inc.      166,467
4,376   Engelhard Corp.      122,309
1,148   (1) FMC Corp.      61,475
5,913   Freeport-McMoRan Copper & Gold, Inc., Class B      78,939
8,018   Georgia-Pacific Corp.      257,057
3,783   Goodrich (B.F.) Co.      92,192
1,953   Great Lakes Chemical Corp.      47,692
3,486   (1)Hercules, Inc.      35,209
8,066   Homestake Mining Co.      63,883
5,769   (1)Inco Ltd.      92,881
3,644   International Flavors & Fragrances, Inc.      111,689
16,315   International Paper Co.      651,784
3,709   (1)Louisiana-Pacific Corp.      28,485
3,578   Mead Corp.      110,632
9,123   Newell Rubbermaid, Inc.      234,005
6,486   Newmont Mining Corp.      127,580
3,019   Nucor Corp.      149,380
6,146   PPG Industries, Inc.      330,470
5,718   (1)Pactiv Corp.      100,065
3,187   (1)Phelps Dodge Corp.      114,190
11,403   Placer Dome, Inc.      124,407
5,436   Praxair, Inc.      287,673
7,200   Rohm & Haas Co.      255,600
2,890   (1)Sealed Air Corp.      132,651
2,989   Sigma-Aldrich Corp.      127,810
1,953   Temple-Inland, Inc.      111,594
3,078   USX-U.S. Steel Group, Inc.      51,987
3,437   Vulcan Materials Co.      158,961
3,295   (1)Watson Pharmaceuticals, Inc.      98,619
3,500   Westvaco Corp.      100,135
8,118   Weyerhaeuser Co.      429,036
3,841   Willamette Industries, Inc.      185,328
3,030   Worthington Industries, Inc.      44,844

--------------------------------------------------------------------------------

    Total      10,197,789

--------------------------------------------------------------------------------


Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Capital Goods--8.0%

6,283   (1)Allied Waste Industries, Inc.    $          74,391
3,990   Avery Dennison Corp.      215,380
1,078   Ball Corp.      73,865
28,583   Boeing Co.      1,003,263
12,352   Caterpillar, Inc.      585,732
3,584   Cooper Industries, Inc.      146,406
31,435   (1)Corning, Inc.      296,432
2,472   Crane Co.      58,586
4,542   Danaher Corp.      266,388
7,734   Deere & Co.      309,283
7,360   Dover Corp.      271,290
2,432   Eaton Corp.      169,292
15,185   Emerson Electric Co.      820,901
7,004   General Dynamics Corp.      582,383
339,197   General Electric Co.        13,059,085
3,243   Grainger (W.W.), Inc.      151,772
10,254   Illinois Tool Works, Inc.      629,083
5,752   Ingersoll-Rand Co.      240,951
2,924   Johnson Controls, Inc.      232,516
4,437   (1)Lexmark International Group, Class A      229,260
14,803   Lockheed Martin Corp.      687,599
14,850   Masco Corp.      310,811
1,483   Millipore Corp.      88,535
13,809   Minnesota Mining & Manufacturing Co.      1,582,235
3,760   Northrop Grumman Corp.      352,989
4,321   Pall Corp.      99,469
3,700   Parker-Hannifin Corp.      151,885
9,502   Pitney Bowes, Inc.      394,143
6,597   Rockwell Collins      110,962
6,597   Rockwell International Corp.      108,851
5,072   Textron, Inc.      201,105
5,301   (1)Thermo Electron Corp.      115,032
1,913   (1)Thomas & Betts Corp.      39,044
66,987   Tyco International Ltd.      3,938,836
16,598   United Technologies Corp.      999,200
20,615   Waste Management, Inc.      604,020

--------------------------------------------------------------------------------

    Total      29,200,975

--------------------------------------------------------------------------------

    Communication Services--5.3%
116,284   AT&T Corp.      2,033,807
48,520   (1)AT&T Wireless Services, Inc.      677,824
10,692   Alltel Corp.      695,835
63,955   BellSouth Corp.      2,462,267
3,756   (1)Big Lots, Inc.      35,306


(See Notes to Portfolios of Investments)

34

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--------------------------------------------------------------------------------

Wachovia Equity Index Fund

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Communication Services--continued

4,635   CenturyTel, Inc.    $        156,663
5,776   Cintas Corp.      246,866
9,049   Citizens Communications Co.      88,590
6,066   (1)Convergys Corp.      201,573
98,526   (1)MCI Worldcom, Inc.      1,432,568
25,554   (1)NEXTEL Communications, Inc., Class A      273,683
55,850   Qwest Communications International, Inc.      664,615
115,814   SBC Communications, Inc.      4,329,127
28,832   Sprint Corp.      628,249
31,524   (1)Sprint Corp. (PCS Group)      786,524
7,040   (1)Univision Communications, Inc., Class A      250,694
92,374   Verizon Communications, Inc.      4,341,578

--------------------------------------------------------------------------------

    Total        19,305,769

--------------------------------------------------------------------------------

    Consumer Cyclicals--9.3%
2,340   American Greetings Corp., Class A      30,537
3,902   (1)AutoZone, Inc.      262,605
9,476   (1)Bed Bath & Beyond, Inc.      307,686
6,999   (1)Best Buy Co., Inc.      499,659
3,036   Black & Decker Corp.      112,453
6,300   Block (Hamp;R), Inc.      250,992
20,705   Carnival Corp.      540,608
32,560   (1)Cendant Corp.      554,822
2,019   Centex Corp.      91,239
6,804   Circuit City Stores, Inc.      119,410
8,089   Clorox Co.      319,677
2,541   Cooper Tire & Rubber Co.      37,658
14,731   Costco Wholesale Corp.      602,203
1,476   Cummins Engine Co., Inc.      53,520
5,422   Dana Corp.      74,281
19,168   Delphi Auto Systems Corp.      262,985
2,880   Deluxe Corp.      113,818
3,426   Dillards, Inc., Class A      56,700
11,326   Dollar General Corp.      152,901
4,698   Donnelley (R.R.) & Sons Co.      137,651
3,291   Dow Jones & Co.      166,590
5,860   Family Dollar Stores, Inc.      174,628
7,462   (1)Federated Department Stores, Inc.      276,094
2,609   Fluor Corp.      98,751
64,539   Ford Motor Co.      1,222,369
9,259   Gannett Co., Inc.      643,038
29,222   Gap (The), Inc.      386,607
19,349   General Motors Corp.      961,645
6,156   Genuine Parts Co.      207,457

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Consumer Cyclicals--continued

5,352   Goodyear Tire & Rubber Co.    $        119,885
5,675   Hasbro, Inc.      93,354
12,462   Hilton Hotels Corp.      123,374
79,097   Home Depot, Inc.          3,690,666
10,833   IMS Health, Inc.      221,860
3,650   ITT Industries, Inc.      178,996
12,771   Interpublic Group Cos., Inc.      372,019
16,570   (1)K Mart Corp.      101,077
1,685   KB HOME      56,650
2,682   Knight-Ridder, Inc.      162,529
10,748   (1)Kohl's Corp.      729,252
6,786   Leggett and Platt, Inc.      146,849
14,252   Limited, Inc.      198,388
2,300   Liz Claiborne, Inc.      114,954
26,258   Lowe's Cos., Inc.      1,189,750
8,259   Marriott International, Inc., Class A      310,704
10,116   May Department Stores Co.      362,557
3,208   Maytag Corp.      92,807
1,830   (1)McDermott International, Inc.      20,624
6,767   McGraw-Hill Cos., Inc.      382,336
1,867   Meredith Corp.      63,665
2,403   Navistar International Corp.      87,926
5,892   New York Times Co., Class A      267,791
9,909   Nike, Inc., Class B      525,078
4,818   Nordstrom, Inc.      91,205
12,563   (1)Office Depot, Inc.      202,892
6,178   Omnicom Group, Inc.      530,443
2,708   PACCAR, Inc.      164,809
12,622   Paychex, Inc.      441,896
8,863   Penney (J.C.) Co., Inc.      224,588
2,000   Pulte Corp.      78,500
6,892   Radioshack Corp.      199,592
1,945   (1)Reebok International Ltd.      45,241
4,490   (1)Sabre Group Holdings, Inc.      155,758
12,411   Sears, Roebuck & Co.      564,825
6,014   Sherwin-Williams Co.      168,332
2,090   Snap-On Inc.      65,417
3,072   Stanley Works      128,379
16,630   (1)Staples, Inc.      292,688
12,564   (1)Starbucks Corp.      222,634
6,598   Starwood Hotels & Resorts Worldwide, Inc.      179,070
10,842   TJX Cos., Inc.      408,635
4,055   TRW, Inc.      158,226
31,361   Target Corp.      1,177,292
4,840   The Pepsi Bottling Group, Inc.      215,138
4,919   Tiffany & Co.      141,667


(See Notes to Portfolios of Investments)

35

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--------------------------------------------------------------------------------

Wachovia Equity Index Fund

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Consumer Cyclicals--continued

6,982   (1)Toys `R' Us    $        150,183
10,573   Tribune Co.      381,685
1,989   Tupperware Corp.      39,104
4,183   V.F. Corp.      158,870
5,494   Visteon Corp.      75,817
152,203   Wal-Mart Stores, Inc.      8,393,995
2,327   (1)Wellpoint Health Networks, Inc.      274,353
2,633   Whirlpool Corp.      173,146

--------------------------------------------------------------------------------

    Total      33,836,055

--------------------------------------------------------------------------------

    Consumer Staples--10.6%
1,852   Alberto-Culver Co.      80,599
14,319   Albertsons, Inc.      480,546
30,881   Anheuser-Busch Cos., Inc.      1,330,971
23,255   Archer-Daniels-Midland Co.      357,894
8,086   Avon Products, Inc.      386,026
2,393   Brown-Forman Corp., Class B      145,734
3,045   Brunswick Corp.      59,987
13,328   CVS Corp.      359,190
15,162   Campbell Soup Co.      444,398
19,949   (1)Clear Channel Communications, Inc.      932,217
85,177   Coca-Cola Co.      3,999,912
15,227   Coca-Cola Enterprises, Inc.      265,711
20,160   Colgate-Palmolive Co.      1,176,538
32,174   (1)Comcast Corp., Class A      1,222,612
18,225   ConAgra, Inc.      418,628
1,241   Coors Adolph Co., Class B      70,774
4,591   Darden Restaurants, Inc.      141,127
5,936   Fortune Brands, Inc.      233,107
12,307   General Mills, Inc.      607,350
35,811   Gillette Co.      1,171,020
10,318   Harley Davidson, Inc.      542,520
4,314   (1)Harrah's Entertainment, Inc.      139,040
12,469   Heinz (H.J.) Co.      475,318
4,917   Hershey Foods Corp.      321,867
13,815   Kellogg Co.      407,404
18,584   Kimberly-Clark Corp.      1,081,031
28,015   Kroger Co.      709,340
13,299   Mattel, Inc.      244,835
45,933   McDonald's Corp.      1,232,842
59,943   PepsiCo, Inc.      2,915,028
75,604   Philip Morris Cos., Inc.      3,566,241
44,522   Procter & Gamble Co.      3,448,674
11,138   Ralston Purina Co.      369,002
16,472   (1)Safeway, Inc.      733,992
26,329   Sara Lee Corp.      576,079
4,695   SUPERVALU Inc.      106,436

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Consumer Staples--continued

22,850   SYSCO Corp.    $        561,882
5,290   (1)Tricon Global Restaurants, Inc.      251,011
5,702   UST, Inc.      204,702
19,534   Unilever NV, ADR      1,111,485
59,704   (1)Viacom, Inc., Class B      2,606,080
34,080   Walgreen Co.      1,124,640
71,179   Walt Disney Co.      1,457,034
4,424   Wendy's International, Inc.      125,774
5,159   Winn-Dixie Stores, Inc.      70,730
8,015   Wrigley (Wm.), Jr. Co.      405,078

--------------------------------------------------------------------------------

    Total      38,672,406

--------------------------------------------------------------------------------

    Energy--6.2%

3,108   Amerada-Hess Corp.      180,575
8,503   Anadarko Petroleum Corp.      441,306
4,247   Apache Corp.      195,320
2,682   Ashland, Inc.      114,387
11,171   Baker Hughes, Inc.      368,308
4,591   CMS Energy Corp.      105,731
35,824   ChevronTexaco Corp.      3,045,398
21,517   Conoco, Inc.      588,920
5,680   Constellation Energy Group      134,900
4,317   Devon Energy Corp.      148,462
10,472   Dynegy, Inc.      317,825
3,134   EOG Resources, Inc.      109,627
237,218   Exxon Mobil Corp.      8,871,953
14,996   Halliburton Co.      321,364
3,391   Kerr-McGee Corp.      178,163
5,078   (1)Nabors Industries, Inc.      159,957
4,607   (1)Noble Drilling Corp.      135,907
11,646   Occidental Petroleum Corp.      291,150
12,901   Phillips Petroleum Co.      717,660
10,149   Reliant Energy, Inc.      259,307
3,156   (1)Rowan Companies, Inc.      51,569
73,450   Royal Dutch Petroleum Co., ADR      3,550,573
19,301   Schlumberger Ltd.      926,641
7,045   Sempra Energy      163,162
3,281   Sunoco, Inc.      119,953
9,365   TXU Corp.      422,362
10,559   Transocean Sedco Forex, Inc.      298,820
8,208   Unocal Corp.      269,961
11,268   Xcel Energy, Inc.      307,729

--------------------------------------------------------------------------------

    Total      22,796,990

--------------------------------------------------------------------------------

    Finance--17.7%
17,518   AFLAC, Inc.      479,993
8,734   Aon Corp.      312,939
25,858   Allstate Corp.      885,378


(See Notes to Portfolios of Investments)

36

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Equity Index Fund

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Finance--continued

3,586   Ambac Financial Group, Inc.    $        201,103
45,350   American Express Co.      1,492,468
89,139   American International Group, Inc.      7,345,054
13,646   Amsouth Bancorporation      249,995
14,993   BB&T Corp.      512,011
55,987   Bank of America Corp.      3,436,482
25,369   Bank of New York Co., Inc.      995,480
39,568   Bank One Corp.      1,481,426
3,228   Bear Stearns Cos., Inc.      185,610
5,217   CIGNA Corp.      475,947
6,751   Capital One Financial Corp.      337,753
7,905   Charter One Financial, Inc.      217,783
6,087   Chubb Corp.      426,455
5,742   Cincinnati Financial Corp.      221,584
171,228   Citigroup, Inc.      8,201,821
6,067   Comerica, Inc.      311,601
16,400   (1)Concord EFS, Inc.      491,344
11,029   (1)Conseco, Inc.      46,653
3,845   Countrywide Credit Industries, Inc.      163,336
13,845   Equity Office Properties Trust      412,581
9,140   Equity Residential Properties Trust      264,603
34,509   Fannie Mae      2,712,407
19,432   Fifth Third Bancorp      1,167,669
36,934   FleetBoston Financial Corp.      1,357,325
8,756   Franklin Resources, Inc.      313,027
23,986   Freddie Mac      1,587,154
5,921   Golden West Financial Corp.      306,116
7,642   Hartford Financial Services Group, Inc.      452,406
27,594   Honeywell International, Inc.      914,465
16,653   Household International, Inc.      982,360
8,870   Huntington Bancshares, Inc.      143,605
67,786   J.P. Morgan Chase & Co.      2,556,888
5,430   Jefferson-Pilot Corp.      241,635
10,530   John Hancock Financial Services, Inc.      414,250
14,766   KeyCorp      338,141
8,782   Lehman Brothers Holdings, Inc.      580,929
6,953   Lincoln National Corp.      331,658
6,706   Loews Corp.      381,102
5,130   MBIA Inc.      261,271
29,210   MBNA Corp.      941,730
3,737   MGIC Investment Corp.      218,801
9,134   Marsh & McLennan Cos., Inc.      977,064
17,351   Mellon Financial Corp.      648,754
27,306   Merrill Lynch & Co., Inc.      1,367,758
26,346   MetLife, Inc.      722,671
5,682   Moody's Corp.      196,995
38,603   Morgan Stanley, Dean Witter & Co.      2,142,467

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Finance--continued

21,661   National City Corp.    $        606,508
5,870   Niagara Mohawk Holdings, Inc.      104,134
7,603   Northern Trust Corp.      439,758
10,409   PNC Financial Services Group      603,202
2,492   Progressive Corp.      365,153
9,645   Providian Financial Corp.      25,752
8,267   Regions Financial Corp.      237,842
6,192   Robert Half International, Inc.      166,874
4,823   SAFECO Corp.      155,108
47,307   Schwab (Charles) Corp.      679,329
10,736   SouthTrust Corp.      262,710
7,097   St. Paul Cos., Inc.      334,127
10,996   State Street Corp.      575,531
8,069   (1)Stilwell Financial, Inc.      191,397
10,300   SunTrust Banks, Inc.      651,578
9,508   Synovus Financial Corp.      223,438
3,498   T. Rowe Price Group, Inc.      110,887
4,394   Torchmark Corp.      173,343
65,974   U.S. Bancorp      1,252,187
8,079   UNUM Provident      208,438
5,714   USA Education, Inc.      486,090
4,366   Union Planters Corp.      189,528
53,627   Wachovia Corp.      1,447,806
30,150   Washington Mutual, Inc.      943,092
58,261   Wells Fargo & Co.      2,493,571
4,290   XL Capital Ltd.      398,884
3,150   Zions Bancorp      152,082

--------------------------------------------------------------------------------

    Total      64,886,397

--------------------------------------------------------------------------------

    Health Care--14.1%
52,240   Abbott Laboratories      2,873,200
4,701   Aetna Inc.      146,530
4,514   Allergan, Inc.      340,762
44,771   American Home Products Corp.      2,690,737
3,480   AmerisourceBergen Corp.      207,025
35,669   (1)Amgen, Inc.      2,369,492
1,839   Bard (C.R.), Inc.      116,004
1,914   Bausch & Lomb, Inc.      63,640
19,538   Baxter International, Inc.      1,015,976
8,405   Becton, Dickinson & Co.      284,677
5,148   (1)Biogen, Inc.      303,269
8,458   Biomet, Inc.      236,739
13,329   (1)Boston Scientific Corp.      354,551
66,931   Bristol-Myers Squibb Co.      3,598,211
14,406   Cardinal Health, Inc.      984,218
6,242   (1)Chiron Corp.      270,903


(See Notes to Portfolios of Investments)

37

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Equity Index Fund

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Health Care--continued

6,046   (1)Forest Laboratories, Inc.    $        428,057
10,229   Guidant Corp.      499,277
19,604   HCA/Healthcare Co.      760,439
8,370   (1)Health Management Association, Class A      163,299
14,169   (1)HEALTHSOUTH Corp.      208,568
5,540   (1)Humana, Inc.      69,693
17,950   (1)Immunex Corp.      484,650
103,073   Johnson & Johnson      6,004,002
8,398   (1)King Pharmaceuticals, Inc.      334,576
38,591   Lilly (Eli) & Co.      3,190,318
3,769   (1)Manor Care, Inc.      88,006
9,131   McKesson HBOC, Inc.      340,312
6,834   (1)Medimmune, Inc.      301,379
41,136   Medtronic, Inc.      1,944,910
78,920   Merck & Co., Inc.      5,346,830
214,520   Pfizer, Inc.      9,290,861
44,186   Pharmacia Corp.      1,961,858
2,901   Pinnacle West Capital Corp.      121,117
3,929   (1)Quintiles Transnational Corp.      65,025
50,383   Schering Plough Corp.      1,800,185
2,868   St. Jude Medical, Inc.      213,666
6,665   Stryker Corp.      365,975
10,570   (1)Tenet Healthcare Corp.      634,200
11,597   UnitedHealth Group, Inc.      828,606
774   (1)Viasys Healthcare, Inc.      13,778
6,693   (1)Zimmer Holdings, Inc.      215,916

--------------------------------------------------------------------------------

    Total      51,531,437

--------------------------------------------------------------------------------

    Technology--19.6%

26,335   (1)ADC Telecommunications, Inc.      116,927
151,304   (1)AOL Time Warner, Inc.      5,280,510
8,201   Adobe System, Inc.      263,088
11,630   (1)Advanced Micro Devices, Inc.      157,703
15,441   (1)Agilent Technologies, Inc.      421,076
13,571   (1)Altera Corp.      308,876
12,251   (1)Analog Devices, Inc.      520,667
3,085   (1)Andrew Corp.      64,816
10,811   (1)Apple Computer, Inc.      230,274
6,753   Applera Corp.      223,524
27,035   (1)Applied Materials, Inc.      1,074,371
10,163   (1)Applied Micro Circuits Corp.      138,522
1,486   Autodesk, Inc.      55,279
21,757   Automatic Data Processing, Inc.      1,206,643
9,350   (1)Avaya, Inc.      106,309
7,096   (1)BMC Software, Inc.      118,858
7,970   (1)Broadcom Corp.      350,600

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Technology--continued

11,180   (1)CIENA Corp.    $        198,445
249,209   (1)Cisco Systems, Inc.      5,093,832
6,049   (1)Citrix Systems, Inc.      135,316
57,809   Compaq Computer Corp.      586,761
20,140   Computer Associates International, Inc.      670,058
5,387   (1)Computer Sciences Corp.      256,691
12,520   (1)Compuware Corp.      139,974
6,343   (1)Comverse Technology, Inc.      135,677
8,312   (1)Conexant Systems, Inc.      123,766
87,847   (1)Dell Computer Corp.      2,453,567
74,846   EMC Corp.-Mass      1,256,664
10,203   Eastman Kodak Co.      308,845
16,024   Electronic Data Systems Corp.      1,109,181
5,160   Equifax, Inc.      128,432
13,541   First Data Corp.      991,743
10,701   (1)Gateway, Inc.      100,589
66,186   Hewlett-Packard Co.      1,455,430
228,838   Intel Corp.      7,473,849
59,959   International Business Machines Corp.      6,930,661
2,530   International Game Technology      156,835
6,940   (1)Intuit, Inc.      304,666
44,198   (1)JDS Uniphase Corp.      445,516
6,484   (1)Jabil Circuit, Inc.      170,529
5,901   (1)KLA-Tencor Corp.      296,407
12,209   (1)LSI Logic Corp.      198,396
10,519   Linear Technology Corp.      431,595
113,535   (1)Lucent Technologies, Inc.      831,076
10,959   (1)Maxim Integrated Products, Inc.      600,663
2,681   (1)Mercury Interactive Corp.      82,548
20,321   Micron Technology, Inc.      551,918
182,651   (1)Microsoft Corp.      11,728,021
6,652   Molex, Inc.      191,178
72,666   Motorola, Inc.      1,209,162
3,338   (1)NCR Corp.      128,279
4,770   (1)NVIDIA Corp.      260,633
5,632   (1)National Semiconductor Corp.      169,692
10,605   (1)Network Appliance, Inc.      163,635
108,974   (1)Nortel Networks Corp.      849,997
12,235   (1)Novell, Inc.      52,121
4,834   (1)Novellus Systems, Inc.      184,030
191,764   (1)Oracle Corp.      2,690,449
5,610   (1)PMC-Sierra, Inc.      127,852
20,198   (1)Palm, Inc.      70,491
8,807   (1)Parametric Technology Corp.      77,061
9,321   (1)Peoplesoft, Inc.      325,396
4,122   PerkinElmer, Inc.      114,262


(See Notes to Portfolios of Investments)

38

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Equity Index Fund

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Technology--continued

2,482   (1)Power-One, Inc.    $ 24,770
3,062   (1)Qlogic Corp.      151,416
25,337   (1)Qualcomm, Inc.      1,487,789
13,106   Raytheon Co.      429,484
10,145   (1)Sanmina Corp.      217,103
3,926   (1)Sapient Corp.      24,655
5,028   Scientific-Atlanta, Inc.      135,203
14,098   (1)Siebel Systems, Inc.      315,090
27,581   (1)Solectron Corp.      405,441
110,747   (1)Sun Microsystems, Inc.      1,577,037
7,440   Symbol Technologies, Inc.      123,653
3,640   (1)TMP Worldwide, Inc.      150,296
3,254   (1)Tektronix, Inc.      73,150
13,442   (1)Tellabs, Inc.      205,394
5,766   (1)Teradyne, Inc.      160,641
58,800   Texas Instruments, Inc.      1,884,540
9,122   (1)Unisys Corp.      108,552
13,999   (1)Veritas Software Corp.      544,421
6,099   (1)Vitesse Semiconductor Corp.      74,347
22,954   (1)Xerox Corp.      192,814
10,853   (1)Xilinx, Inc.      391,902
18,396   (1)Yahoo, Inc.      286,426

--------------------------------------------------------------------------------

    Total        71,564,056

--------------------------------------------------------------------------------

    Transportation--0.7%
5,091   AMR Corp.      108,744
13,434   Burlington Northern Santa Fe      393,751
7,488   CSX Corp.      280,051
4,699   Delta Air Lines, Inc.      136,177
9,615   (1)FedEx Corp.      440,944
12,996   Norfolk Southern Corp.      251,992
2,223   Ryder Systems, Inc.      45,572
25,995   Southwest Airlines Co.      487,406
2,655   (1)US Airways Group, Inc.      19,886
8,442   Union Pacific Corp.      464,732

--------------------------------------------------------------------------------

    Total      2,629,255

--------------------------------------------------------------------------------

    Utilities--2.7%
18,147   (1)AES Corp.      299,788
4,165   Allegheny Energy, Inc.      145,150
2,862   Allegheny Technologies, Inc.      44,189
4,657   Ameren Corp.      190,378
10,909   American Electric Power Co., Inc.      449,996
6,515   (1)American Power Conversion Corp.      89,646
7,515   Burlington Resources, Inc.      264,077

Shares or Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Utilities--continued

  10,065   (1)Calpine Corp.    $ 217,001
  5,428   Cinergy Corp.      160,017
  7,369   Consolidated Edison Co.      284,591
  5,814   DTE Energy Co.      240,118
  8,847   Dominion Resources, Inc.      517,107
  26,248   Duke Energy Corp.      948,865
  11,758   (1)Edison International      177,546
  16,725   El Paso Corp.      744,263
  7,841   Entergy Corp.      289,333
  11,306   Exelon Corp.      504,361
  6,180   (1)FIserv, Inc.      241,514
  6,199   FPL Group, Inc.      343,425
  13,171   FirstEnergy Corp.      444,916
  4,577   KeySpan Corp.      151,636
  3,838   Kinder Morgan, Inc.      187,793
  11,574   (1)Mirant Corp.      282,521
  1,697   NICOR, Inc.      66,132
  6,477   NiSource, Inc.      135,369
  13,204   (1)P G & E Corp.      241,633
  5,727   PP&L Corp.      203,709
  1,226   Peoples Energy Corp.      47,103
  7,446   Progress Energy, Inc.      308,637
  7,535   Public Service Enterprises Group, Inc.      305,544
  23,074   Southern Co.      524,934
  4,636   TECO Energy, Inc.      122,437
  10,506   USX Corp.      287,864
  17,535   Williams Cos., Inc. (The)      468,535

--------------------------------------------------------------------------------

    Total      9,930,128

--------------------------------------------------------------------------------

    Total Common Stocks (identified cost $180,760,722)      354,551,257

--------------------------------------------------------------------------------

(2) U.S. Treasury Obligation--0.9%
$ 3,400,000   United States Treasury Bill, 12/20/2001
 (identified cost $3,396,196)      3,396,974

--------------------------------------------------------------------------------

(3) Repurchase Agreement--1.9%
  6,988,099   Goldman Sachs Group, LP, 2.11%, dated 11/30/2001, due 12/3/2001
 (at amortized cost)      6,988,099

--------------------------------------------------------------------------------

    Total Investments

 (identified cost $191,145,017)    $ 364,936,330

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

39

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Special Values Fund (Class A Shares)



Growth of $10,000 Invested in Wachovia Special Values Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Special Values Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 2001 compared to the Russell 2000 Small Stock Index (Russell 2000).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    18.20 %
5 Year    11.58 %
Start of Performance (5/7/93) (cumulative)    206.77 %
Start of Performance (5/7/93)    13.97 %


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to January 31, 2000. As of January 31, 2000, the Fund's maximum sales charge is 5.75%. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 has been adjusted to reflect the reinvestment of dividends on securities in the index.

**  The  Russell  2000  is  an  unmanaged   index   consisting  of  2,000  small
capitalization common stocks and is a trademark/service mark of the Frank Russell Company. RussellTM is the trademark of the Frank Russell Company. The Russell 2000 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e., without adjusting for the applicable sales charge) for 1-year, 5-year, start of performance (5/7/93) (cumulative) and start of performance (5/7/93) periods were 25.43%, 12.92%, 225.49%, and 14.76%, respectively.

40

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Special Values Fund (Class B Shares)


Growth of $10,000 Invested in Wachovia Special Values Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Special Values Fund (Class B Shares) (the "Fund") from March 26, 1999 (start of performance) to November 30, 2001 compared to the Russell 2000 Small Stock Index (Russell 2000). **

AVERAGE  ANNUAL TOTAL  RETURN***  FOR THE PERIOD ENDED  NOVEMBER 30, 2001 1 Year
19.42 % Start of Performance (3/26/99) (cumulative) 43.81 % Start of Performance (3/26/99) 14.49 %

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a 3.00% contingent deferred sales charge on any redemption less than three years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The Russell 2000 is an unmanaged index consisting of approximately 2,000 small capitalization common stocks and is a trademark/service mark of the Frank Russell Company. RussellTM is a trademark of the Frank Russell Company. The Russell 2000 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

41

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Special Values Fund (Class C Shares)


Growth of $10,000 Invested in Wachovia Special Values Fund (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Special Values Fund (Class C Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Russell 2000 Small Stock Index (Russell 2000). **

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) 16.08 %

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The Russell 2000 is an unmanaged index consisting of approximately 2,000 small capitalization common stocks and is a trademark/service mark of the Frank Russell Company. RussellTM is a trademark of the Frank Russell Company. The Russell 2000 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

42

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Special Values Fund (Class Y Shares)


Growth of $10,000 Invested in Wachovia Special Values Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Special Values Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to the Russell 2000 Small Stock Index (Russell 2000).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    25.74 %
5 Year    13.17 %
Start of Performance (7/23/96) (cumulative)    113.61 %
Start of Performance (7/23/96)    15.21 %


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The Russell 2000 is an unmanaged index of approximately 2,000 small capitalization common stocks and is a trademark/service mark of the Frank Russell Company. RussellTM is a trademark of the Frank Russell Company. The Russell 2000 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

43

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--------------------------------------------------------------------------------

Wachovia Special Values Fund
Portfolio of Investments

November 30, 2001

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--73.5%
    Basic Materials--8.9%
176,000   (1)American Pacific Corp.    $ 1,293,600
231,700   (1)Chase Industries, Inc.      2,120,055
59,700   Deltic Timber Corp.      1,575,483
118,332   (1)Kadant, Inc.      1,629,432
133,980   Lafarge Corp.      4,907,686
53,600   (1)Mueller Industries, Inc.      1,717,880
91,950   Roanoke Electric Corp.      1,254,198
130,550   Rock-Tenn Co.      1,840,755
87,800   Texas Industries, Inc.      3,051,050
142,700   Universal Corp.      5,228,528

--------------------------------------------------------------------------------

    Total        24,618,667

--------------------------------------------------------------------------------

    Capital Goods--13.7%
153,600   Ampco-Pittsburgh Corp.      1,416,192
133,875   Briggs & Stratton Corp.      5,170,253
175,550   Butler Manufacturing Co.      4,611,699
134,065   Centex Construction Products, Inc.      3,988,434
141,200   (1)EMCOR Group, Inc.      6,417,540
21,170   Franklin Electronics, Inc.      1,658,670
122,750   Granite Construction, Inc.      2,995,100
22,600   Millipore Corp.      1,349,220
110,000   National Service Industries, Inc.      275,000
162,825   Smith (A.O.) Corp.      2,911,311
106,000   Superior Industries International, Inc.      4,139,300
59,350   (1)Thermo Electron Corp.      1,287,895
53,100   Wescast Industries, Inc.      1,588,752

--------------------------------------------------------------------------------

    Total      37,809,366

--------------------------------------------------------------------------------

    Consumer Cyclicals--9.9%
13,500   Allen Organ Co., Class B      438,750
46,400   (1)Buckhead America Corp.      62,640
113,012   (1)Cendant Corp.      1,925,723
71,300   (1)Championship Auto Racing Teams, Inc.      1,037,415
239,980   Cordiant Communications Group PLC, ADR      1,559,870
49,200   Deluxe Corp.      1,944,384
67,376   Global Payments, Inc.      2,250,357
2,500   Grey Global Group, Inc.      1,520,000
86,500   (1)Heidrick & Struggles International, Inc.      1,452,335

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Consumer Cyclicals--continued

428,495   (1)La Quinta Properties, Inc.    $ 2,618,103
130,080   Liberty Corp.      5,424,336
145,000   (1)Oneita Industries, Inc.      15
46,500   Raven Industries, Inc.      1,011,375
66,800   Skyline Corp.      2,030,720
149,340   (1)Supreme Industries, Inc., Class A      557,038
140,300   Velco Industries NV      1,560,136
95,130   (1)Young Broadcasting, Inc., Class A      1,902,600

--------------------------------------------------------------------------------

    Total        27,295,797

--------------------------------------------------------------------------------

    Consumer Staples--4.9%
148,945   (1)Alltrista Corp.      2,368,226
29,100   CBRL Group, Inc.      751,653
50,800   Deb Shops, Inc.      1,252,728
43,120   (1)Gtech Holdings Corp.      1,935,657
54,960   (1)Lands' End, Inc.      2,525,412
41,910   Lone Star Steakhouse & Saloon, Inc.      579,615
130,800   (1)M & F Worldwide Corp.      591,216
5,500   (1)Nautica Enterprise, Inc.      71,500
25,570   (1)Neiman-Marcus Group, Inc., Class B      720,818
204,700   (1)Omega Protein Corp.      624,335
37,750   (1)Payless ShoeSource, Inc.      2,087,953

--------------------------------------------------------------------------------

    Total      13,509,113

--------------------------------------------------------------------------------

    Energy--4.6%

61,300   (1)Atwood Oceanics, Inc.      1,967,730
161,640   Berry Petroleum Co., Class A      2,497,338
58,800   Cabot Oil & Gas Corp., Class A      1,298,892
103,464   (1)Forest Oil Corp.      2,694,203
81,250   Patina Oil & Gas Corp.      2,221,375
39,400   (1)Prima Energy Corp.      858,132
51,000   (1)Tom Brown, Inc.      1,193,400

--------------------------------------------------------------------------------

    Total      12,731,070

--------------------------------------------------------------------------------

    Finance--16.0%
17,180   BB&T Corp.      586,697
99,300   CNA Surety Corp.      1,465,668
154,400   Charter Municipal Mortgage
 Acceptance Co.      2,445,696


(See Notes to Portfolios of Investments)

44

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Special Values Fund

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Finance--continued

76,700   Eaton Vance Corp.    $ 2,475,876
82,988   Equity Residential Properties Trust      2,402,503
157,725   Forest City Enterprises, Inc., Class A      5,386,309
68,100   IPC Holdings Ltd.      1,777,410
21,900   Investment Technology Group, Inc.      1,259,250
120,300   John Nuveen & Co., Inc., Class A      5,954,850
64,800   (1)Knight Trading Group, Inc.      754,272
128,660   LandAmerica Financial Group, Inc.      3,152,170
63,500   Leucadia National Corp.      1,704,340
14,400   Liberty Financial Cos., Inc.      480,528
50,500   Merchants Group, Inc.      1,148,875
147,336   Radian Group, Inc.      5,642,969
48,265   (1)Standard Management Corp.      294,417
210,900   (1)Stewart Information Services Corp.      4,279,161
5   The News Corp. Ltd., ADR      130
9,250   White Mountains Insurance Group, Inc.      3,126,500

--------------------------------------------------------------------------------

    Total        44,337,621

--------------------------------------------------------------------------------

    Health Care--3.0%
41,800   Bausch & Lomb, Inc.      1,389,850
168,000   (1)Healthcare Recoveries, Inc.      747,600
41,870   NDCHealth Corp.      1,379,617
184,766   (1)Per-Se Technologies, Inc.      1,613,005
8,671   (1)Viasys Healthcare, Inc.      154,258
111,520   West Pharmaceutical Services, Inc.      3,033,344

--------------------------------------------------------------------------------

    Total      8,317,674

--------------------------------------------------------------------------------

    Real Estate--0.8%
188,830   Aegis Realty, Inc.      2,109,231

--------------------------------------------------------------------------------

    Technology--7.7%
70,200   (1)Adaptec, Inc.      963,846
166,500   (1)Cysive, Inc.      391,275
53,100   (1)ESCO Technologies, Inc.      1,585,035
24,300   (1)Eagle Point Software Corp.      147,015
108,500   (1)EarthLink Network, Inc.      1,605,800
99,950   (1)Electroglas, Inc.      1,419,290
6,200   (1)Energizer Holdings, Inc.      114,700
49,600   Harris Corp.      1,582,240
68,300   (1)Imation Corp.      1,480,744

Shares or Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Technology--continued

  80,300   (1)Information Resources, Inc.    $ 655,248
  168,450   (1)Kemet Corp.      2,846,805
  93,900   (1)Kulicke & Soffa Industries, Inc.      1,475,169
  131,510   Nam Tai Electronics, Inc.      2,033,145
  49,000   (1)Parametric Technology Corp.       428,750
  61,800   (1)Quantum Corp.--DLT & Storage Systems      587,100
  24,393   (1)Roxio, Inc.      353,211
  131,860   (1) Standard Microsystems Corp.      1,822,305
  94,700   United Industrial Corp.      1,638,310
  167,400   (1)Viant Corp.      217,620
  75,750   (1)Xanser Corp.      151,500

--------------------------------------------------------------------------------

    Total        21,499,108

--------------------------------------------------------------------------------

    Transportation--3.3%
  82,031   (1)A.C.L.N. Ltd.      2,707,023
  94,300   (1)Arkansas Best Corp.      2,302,806
  48,100   Teekay Shipping Corp.      1,455,506
  78,800   USFreightways Corp.      2,680,776

--------------------------------------------------------------------------------

    Total      9,146,111

--------------------------------------------------------------------------------

    Utilities--0.7%
  66,800   UGI Corp.      1,967,260

--------------------------------------------------------------------------------

    Total Common Stocks (identified cost $154,462,052)      203,341,018

--------------------------------------------------------------------------------

Preferred Stock--0.5%
    Finance--0.5%
  85,900   Price Legacy Corp., Pfd.
 (identified cost $1,147,244)      1,287,641

--------------------------------------------------------------------------------

Corporate Bonds--0.2%
    Health Care--0.2%
$ 600,000   Medaphis Corp., Company Guarantee, (Series B), 9.50%, 2/15/2005
      528,000

--------------------------------------------------------------------------------

    Technology--0.0%

  200,000   Quantum Corp.-DLT & Storage Systems, Conv. Bond, 7.00%, 8/1/2004
      178,860

--------------------------------------------------------------------------------

    Total Corporate Bonds (identified cost $608,000)      706,860

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

45

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Special Values Fund

Principal Amount
 or Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(2) U.S. Treasury Obligation--1.0%
$ 2,900,000   United States Treasury Bill,
 12/20/2001

 (identified cost $2,896,717)    $   2,897,419

--------------------------------------------------------------------------------

Registered Investment Companies--1.4%
  12,000   iShares Russell 2000 Value Index Fund      1,470,000
  18,800   iShares S&P Small Cap 600/ BARRA Value Index Fund      1,504,752
  138,400   Royce Focus Trust      827,632

--------------------------------------------------------------------------------

    Total Registered Investment Companies (identified cost $3,595,080)
      3,802,384

--------------------------------------------------------------------------------



Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(3) Repurchase Agreement--23.7%
$ 65,503,264   Goldman Sachs Group, LP, 2.11%, dated 11/30/2001, due 12/3/2001
 (at amortized cost)    $ 65,503,264

--------------------------------------------------------------------------------

    Total Investments

 (identified cost $228,212,357)    $ 277,538,586

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

46

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Emerging Markets Fund (Class A Shares)



Growth of $10,000 Invested in Wachovia Emerging Markets Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Emerging Markets Fund (Class A Shares) (the "Fund") from December 23, 1994 (start of performance) to November 30, 2001 compared to the Standard and Poor's International Finance Corporation Investable Index (Total Return Series)
(IFCI).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    (11.03)%
5 Year    (5.11)%
Start of Performance (12/23/94) (cumulative)    (9.95)%
Start of Performance (12/23/94)    (1.50)%


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to January 31, 2000. As of January 31, 2000, the Fund's maximum sales charge is 5.75%. The Fund's performance assumes the reinvestment of all dividends and distributions. The IFCI has been adjusted to reflect reinvestment of dividends on securities in the index.

** The IFCI is an unmanaged market capitalization-weighted index comprising more than 1,200 stocks in 78 industries in 31 developing countries around the world. The IFCI is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e., without adjusting for the applicable sales charge) for the 1-year, 5-year, start of performance (12/23/94) (cumulative) and start of performance (12/23/94) periods were (5.56)%, (3.98)%,(4.46)% and (0.65)%, respectively.

47

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Emerging Markets Fund (Class B Shares)



Growth of $10,000 Invested in Wachovia Emerging Markets Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Emerging Markets Fund (Class B Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's International Finance Corporation Investable Index (Total Return Series)
(IFCI).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) (16.72)%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The IFCI has been adjusted to reflect reinvestment of dividends on securities in the index. ** The IFCI is an unmanaged market capitalization-weighted index comprising more than 1,200 stocks in 78 industries in 31 developing countries around the world. The IFCI is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

48

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Emerging Markets Fund (Class C Shares)


Growth of $10,000 Invested in Wachovia Emerging Markets Fund (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Emerging Markets Fund (Class C Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's International Finance Corporation Investable Index (Total Return Series)
(IFCI).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) (14.04)%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,990) and the maximum contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The IFCI has been adjusted to reflect reinvestment of dividends on securities in the index.

** The IFCI is an unmanaged market capitalization-weighted index comprising more than 1,200 stocks in 78 industries in 31 developing countries around the world. The IFCI is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

49

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Emerging Markets Fund (Class Y Shares)


Growth of $10,000 Invested in Wachovia Emerging Markets Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Emerging Markets Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to the Standard and Poor's International Finance Corporation Investable Index (Total Return Series)
(IFCI).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    (5.40)%
5 Year    (3.74)%
Start of Performance (7/23/96) (cumulative)    (19.07)%
Start of Performance (7/23/96)    (3.87)%


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's Performance assumes reinvestment of all dividends and distributions. The IFCI has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The IFCI is an unmanaged market capitalization-weighted index comprising more than 1,200 stocks in 78 industries in 31 developing countries around the world. The IFCI is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

50

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Emerging Markets Fund
Portfolio of Investments

November 30, 2001

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--89.9%
    Brazil--5.9%

23,000   (1) Brasil Telecom Participacoes SA, ADR    $ 815,350
60,000   Companhia Cervajaria Brahma, ADR          1,176,000
27,000   Companhia Vale Do Rio Doce      532,258
20,000   Embraer-Empresa Brasileira de Aeronautica SA, ADR      370,000
25,000   (1)Petroleo Brasileiro SA-Petrobras, ADR      503,750
100,000   (1)Petroleo Brasileiro SA, ADR      2,025,000
160,000   (1)Tele Centro Oeste Celular Participacoes SA, ADR      1,033,600
105,000   Tele Norte Leste Participacoes SA, ADR      1,391,250
20,000   Telemig Celular Participacoes SA, ADR      654,200
30,000   Unibanco Uniao de Bancos Brasileiros SA, GDR      594,000

--------------------------------------------------------------------------------

    Total      9,095,408

--------------------------------------------------------------------------------

    Chile--1.5%

39,045   (1)Banco de A. Edwards, ADR      652,052
47,000   Compania Telecomunicacion de Chile, ADR      540,500
25,000   (1)Distribucion y Servicio D&S SA, ADR      300,000
80,000   Empresa Nacional Electricidad SA, ADR      812,800

--------------------------------------------------------------------------------

    Total      2,305,352

--------------------------------------------------------------------------------

    China--2.7%

4,000,000   Beijing Datang Power Generation Co., Ltd., Class H      1,359,175
2,000,000   (1)China Southern Airlines Co., Ltd.      557,774
1,000,000   Huaneng Power International, Inc.      628,297
3,600,000   (1)PetroChina Co. Ltd., Class H      613,937
2,989,000   Yanzhou Coal Mining Co., Class H      958,154

--------------------------------------------------------------------------------

    Total          4,117,337

--------------------------------------------------------------------------------

    Croatia--0.5%

40,000   (4)Pliva D.D., GDR      386,364
18,250   (1)Zagrebacka Banka, GDR      390,094

--------------------------------------------------------------------------------

    Total      776,458

--------------------------------------------------------------------------------


Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Czech Republic--1.0%

115,710   Ceska Sporitelna AS    $ 917,752
24,100   (1)Ceske Radiokomunikace, GDR      247,025
50,000   (1)SPT Telecom A.S.      416,464

--------------------------------------------------------------------------------

    Total      1,581,241

--------------------------------------------------------------------------------

    Egypt--0.5%

100,000   (1)Al-Ahram Beverages Co., GDR      686,000

--------------------------------------------------------------------------------

    Hong Kong--7.4%
3,500,000   Brilliance China Automotive Holdings Ltd.      713,566
2,130,000   Chaoda Modern Agriculture      648,653
60,000   Cheung Kong (Holdings) Ltd.      580,855
1,250,000   China Everbright Ltd.      969,694
1,650,000   China Merchants Holdings International Co., Ltd.          1,079,005
410,000   (1)China Mobile (Hong Kong) Ltd.      1,448,355
1,420,000   (1)China Unicom Ltd.      1,620,495
900,000   Cosco Pacific Ltd.      481,802
1,750,000   Denway Motors Ltd.      527,321
2,150,000   Greencool Technology Holdings Ltd.      957,993
44,136   HSBC Holdings PLC      534,803
95,000   Hutchison Whampoa Ltd.      874,007
35,000   Sun Hung Kai Properties Ltd.      256,929
2,100,000   (1)Xinao Gas Holdings Ltd.      686,639

--------------------------------------------------------------------------------

    Total        11,380,117

--------------------------------------------------------------------------------

    Hungary--2.2%

15,000   Danubius Hotels RT      146,868
12,000   EGIS RT      497,321
50,000   MOL Magyar Olay, GDR      897,500
50,000   Matav RT, ADR      820,000
18,000   OTP Bank RT, GDR      1,026,000

--------------------------------------------------------------------------------

    Total      3,387,689

--------------------------------------------------------------------------------

    India--4.5%

60,000   (1)BSES Ltd., GDR      810,000
300,000   Bank of Baroda      261,318
50,000   (1)Bharat Petroleum Corp. Ltd.      198,206
35,000   Cipla Ltd.      809,462
110,000   Grasim Industries Ltd.      683,226
35,000   Hoechst Marion Roussel Ltd.      311,444
49,000   ITC Ltd.      681,737
7,000   Infosys Technologies Ltd.      568,989
50,000   (1)Ranbaxy Laboratories Ltd., GDR      784,842
50,000   Reliance Industries Ltd.      302,316


(See Notes to Portfolios of Investments)

51

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Emerging Markets Fund

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    India--continued

29,800   (1)(4)Reliance Industries Ltd., GDR    $ 376,970
17,600   Reliance Industries Ltd., GDR      223,520
160,000   Satyam Computer Services Ltd.      708,366
20,000   Videsh Sanchar Nigam Ltd.      97,016
20,713   Videsh Sanchar Nigam Ltd. (demat TS)      100,605

--------------------------------------------------------------------------------

    Total              6,918,017

--------------------------------------------------------------------------------

    Indonesia--1.5%
400,000   PT Gudang Garam      317,248
2,375,000   PT Hanjaya Mandala Sampoerna Tbk      771,619
517,500   PT Indosat      410,439
2,833,800   PT Telekomunikasi Indonesia      744,668

--------------------------------------------------------------------------------

    Total      2,243,974

--------------------------------------------------------------------------------

    Israel--2.8%

560,000   (1)Bank Leumi Le-Israel      1,027,681
16,000   (1)Check Point Software Technologies Ltd.      613,600
75,000   (1)RADWARE Ltd.      844,425
20,000   Teva Pharmaceutical Industries Ltd.      1,197,922
10,000   Teva Pharmaceutical Industries Ltd., ADR      585,000

--------------------------------------------------------------------------------

    Total      4,268,628

--------------------------------------------------------------------------------

    Korea, Republic of--18.9%
185,000   (1)Daewoo Shipbuilding & Marine Engineering Co. Ltd.      992,114
150,000   (1)Good Morning Securities Co.      664,826
130,000   Honam Petrochem Cp      1,471,214
90,000   Hyundai Motor Co.      1,802,839
92,000   (1)Kookmin Bank      3,555,205
95,000   Korea Electric Power Corp.      1,723,186
8,000   Korea Telecom Corp.      335,016
73,000   (1)Korea Telecom Corp., ADR      1,697,250
19,300   Pacific Corp.      1,429,235
31,500   Pohang Iron and Steel Co. Ltd.      2,658,123
8,570   SK Telecom Co. Ltd.      1,784,290
92,660   SK Telecom Co. Ltd., ADR      2,112,648
24,527   Samsung Electronics Co.      4,216,787
40,000   Samsung SDI Co. Ltd.      1,829,653
90,000   (1)Shinhan Financial Group Co. Ltd.      1,125,000
18,000   Shinsegae Department Store Co.      1,611,199

--------------------------------------------------------------------------------

    Total          29,008,585

--------------------------------------------------------------------------------


Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued

    Malaysia--2.0%

141,555   (1)Digi Swisscom Berhad    $ 174,336
250,000   Genting Berhad      644,737
915,000   Malakoff Berhad      780,157
250,000   Malaysian International Shipping Berhad      440,789
60,000   Malaysian Pacific Industries Berhad      205,263
355,000   Tanjong PLC      780,066

--------------------------------------------------------------------------------

    Total      3,025,348

--------------------------------------------------------------------------------

    Mexico--12.0%

110,000   (1)America Movil SA de CV, ADR      1,908,500
270,299   (1)Cemex SA de CV      1,358,066
900,000   (1)Cifra SA de CV      1,930,307
120,000   Coca-Cola Femsa SA, ADR          2,250,000
35,000   (1)Fomento Economico Mexicano,
 SA de CV, ADR      1,191,400
55,000   (1)Grupo Aeroportuario del Sureste
 SA de CV, Class B, ADR      701,250
1,000,000   (1)Grupo Elektra SA de CV      541,329
2,000,000   Grupo Financiero BBVA Bancomer, SA de CV      1,538,628
50,000   (1)Grupo Televisa SA, GDR      1,735,000
140,000   Telefonos de Mexico, Class L, ADR      4,691,400
60,000   Tubos de Acero de Mexico SA, ADR      474,600

--------------------------------------------------------------------------------

    Total        18,320,480

--------------------------------------------------------------------------------

    Peru--0.7%

45,000   Cia de Minas Buenaventura SA, Class B      404,862
68,721   Credicorp Ltd.      605,432

--------------------------------------------------------------------------------

    Total      1,010,294

--------------------------------------------------------------------------------

    Philippines--0.4%

380,000   (1)ABS-CBN Broadcasting Corp.      190,183
2,900,000   Ayala Corp.      279,115
22,600   Philippine Long Distance Telephone Co., ADR      178,088

--------------------------------------------------------------------------------

    Total      647,386

--------------------------------------------------------------------------------

    Poland--0.9%

50,000   (1)Bank Polska Kasa Opieki Grupa Pekao SA      964,832
50,000   (1)Telekomunikacja Polska SA, GDR      188,000
70,000   Telekomunikacja Polska SA, GDR      259,700

--------------------------------------------------------------------------------

    Total          1,412,532

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

52

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Emerging Markets Fund

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued

    Russia--4.9%

50,000   (1)Gazprom, ADR    $ 473,500
60,000   (1)JSC Mining and Smelting Co. Norilsk Nickel, ADR      805,872
100,000   (1)RAO Unified Energy System, Class S, RDC      1,443,000
260,000   (1)(4)Sun Interbrew Ltd., Class A, GDR, Registered      1,362,400
60,000   (1)Sun Interbrew Ltd., Class B, GDR      309,000
50,000   Surgutneftegaz, ADR      665,750
40,000   (1)Vimpel-Communications            , ADR      1,024,000
21,000   (1)YUKOS, ADR      1,347,696

--------------------------------------------------------------------------------

    Total      7,431,218

--------------------------------------------------------------------------------

    Singapore--0.7%

60,000   City Developments Ltd.      157,908
60,000   DBS Group Holdings Ltd.      373,475
45,000   Singapore Airlines Ltd.      230,965
50,000   United Overseas Bank Ltd.      313,959

--------------------------------------------------------------------------------

    Total          1,076,307

--------------------------------------------------------------------------------

    Slovak Republic--0.2%
55,000   (4)Slovakofarma AS, GDR      92,125
195,000   (4)Slovakofarma AS, GDR, Registered      292,500

--------------------------------------------------------------------------------

    Total      384,625

--------------------------------------------------------------------------------

    South Africa--8.3%
500,000   ABSA Group Ltd.      1,684,466
40,000   Anglo American PLC      601,942
25,000   Anglogold Ltd., ADR      422,250
112,313   Bidvest Group Ltd.      519,584
250,000   Billiton PLC      1,200,774
10,000   Impala Platinum Holdings Ltd.      417,476
67,053   Imperial Holdings Ltd.      414,687
200,000   Iscor Ltd.      153,398
200,000   (1)Kumba Resources Ltd.      547,573
500,000   (1)New Africa Capital Ltd.      393,204
1,200,000   (1)Sanlam Ltd.          1,053,203
50,000   Sappi Ltd.      524,272
130,000   Sasol Ltd.      1,072,816
275,000   South African Breweries PLC      1,804,854
650,000   Standard Bank Investment Corp., Ltd.      1,842,718

--------------------------------------------------------------------------------

    Total      12,653,217

--------------------------------------------------------------------------------


Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Taiwan, Republic of China--7.2%
91,460   (1)Advanced Semiconductor Engineering Inc., ADR    $ 306,391
318,750   (1)Asustek Computer, Inc.      1,273,333
343,351   (1)ChinaTrust Commercial Bank      174,568
54,000   Compeq Manufacturing Co., Ltd.      69,030
324,625   Delta Electronics, Inc.      440,441
500,000   Far Eastern Textile Ltd.      174,317
416,000   Hon Hai Precision Industry Co. Ltd.      1,752,469
455,000   (1)Macronix International Co., Ltd.      292,141
115,000   President Chain Store Corp.      197,124
300,000   Quanta Computer, Inc.      697,269
981,570   (1)Taiwan Cellular Corp.      1,100,773
1,492,000   (1)Taiwan Semiconductor Manufacturing Co.      3,164,323
1,017,500   (1)United Microelectronics Corp. Ltd.      1,167,671
301,300   (1)Yageo Corp.      179,449

--------------------------------------------------------------------------------

    Total      10,989,299

--------------------------------------------------------------------------------

    Thailand--1.4%

550,000   Advanced Information Service Public Co., Ltd.      573,047
20,000   BEC World Public Co. Ltd.      95,650
140,000   BEC World Public Co. Ltd., Foreign      675,928
1,236,000   (1)Shin Corps. Public Co. Ltd.      492,598
150,000   (1)Shin Satellite Public Co. Ltd.      95,650
300,000   Shinawatra Satellite Public Co., Ltd.      191,300

--------------------------------------------------------------------------------

    Total      2,124,173

--------------------------------------------------------------------------------

    Turkey--1.8%

34,079,842   (1)Anadolu Efes Biracilik ve Malt Sanayii AS      715,607
97,212,497   Haci Omer Sabanci Holding AS      446,050
300,000,000   Hurriyet Gazetecilik ve Matbaacilik AS      709,800
344,250,000   Yapi ve Kredi Bankasi AS      860,969

--------------------------------------------------------------------------------

    Total        2,732,426

--------------------------------------------------------------------------------

    Total Common Stocks

 (identified cost $134,401,805)      137,576,111

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

53

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Emerging Markets Fund

Shares or Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Preferred Stocks--3.2%
    Brazil--2.7%

  8,000,000   Banco Itau SA, Pfd.    $ 552,768
  60,000,000   Centrais Eletricas Brasileiras SA, Pfd., Series B      733,572
  220,000,000   Companhia Paranaense de Energia-Copel, Pfd., Series B
                1,328,236
  72,081,404   (1)Telemar Norte Leste SA, Pfd., Series A      1,538,655

--------------------------------------------------------------------------------

    Total          4,153,231

--------------------------------------------------------------------------------

    Russia--0.5%

  4,000,000   Surgutneftegaz, Pfd.      688,000

--------------------------------------------------------------------------------

    Total Preferred Stocks
 (identified cost $5,268,091)      4,841,231

--------------------------------------------------------------------------------

Corporate Bond--0.0%
    Brazil--0.0%

$ 53,500   Companhia Vale Do Rio Doce, Conv. Deb., 12/12/2009
(identified cost $229)      213

--------------------------------------------------------------------------------


Shares or Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Registered Investment Companies--4.1%
    India--0.2%

  40,100   (1)The Morgan Stanley India Investment Fund, Inc.    $ 346,865

--------------------------------------------------------------------------------

    South Africa--0.3%
  54,279   Southern Africa Fund, Inc.      488,511

--------------------------------------------------------------------------------

    Taiwan, Republic of China--1.1%
  428,600   ROC Taiwan Fund      1,615,822

--------------------------------------------------------------------------------

    United States--2.5%
  3,860,739   (1)Bank of New York Cash Reserve Fund (at net asset value)
      3,860,739

--------------------------------------------------------------------------------

    Total Registered Investment Companies
 (identified cost $8,167,179)      6,311,937

--------------------------------------------------------------------------------

(3) Repurchase Agreement--4.1%
$ 6,356,699   Goldman Sachs Group LP, 2.11%, dated 11/30/2001, due 12/3/2001
(at amortized cost)      6,356,699

--------------------------------------------------------------------------------

    Total Investments

 (identified cost $154,194,003)    $ 155,086,191

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

54

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Personal Equity Fund (Class A Shares)

Growth of $10,000 Invested in Wachovia Personal Equity Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Personal Equity Fund (Class A Shares) (the "Fund") from July 30, 1999 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

AVERAGE  ANNUAL TOTAL  RETURN***  FOR THE PERIOD ENDED  NOVEMBER 30, 2001 1 Year
(25.99)%  Start  of  Performance   (7/30/99)   (cumulative)  (24.72)%  Start  of
Performance (7/30/99) (11.43)%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to January 31, 2000. As of January 31, 2000, the Fund's maximum sales charge is 5.75%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e., without adjusting for the applicable sales charge) for the 1-year, start of performance (7/30/99) (cumulative) and start of performance (7/30/99) periods were (21.47)%, (20.13)% and (9.16)%, respectively.

55

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Personal Equity Fund (Class B Shares)

Growth of $10,000 Invested in Wachovia Personal Equity Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Personal Equity Fund (Class B Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) (30.25)%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value reflect a 5.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends an distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. ** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

56

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Personal Equity Fund (Class C Shares)

Growth of $10,000 Invested in Wachovia Personal Equity Fund (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Personal Equity Fund (Class C Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) (27.50)%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

57

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Personal Equity Fund (Class Y Shares)

Growth of $10,000 Invested in Wachovia Personal Equity Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Personal Equity Fund (Class Y Shares) (the "Fund") from July 30, 1999 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

AVERAGE  ANNUAL  TOTAL  RETURN FOR THE PERIOD  ENDED  NOVEMBER  30,  2001 1 Year
(21.36)%  Start  of  Performance   (7/30/99)   (cumulative)  (19.70)%  Start  of
Performance (7/30/99) (8.95)%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividend and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performances of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

58

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Personal Equity Fund
Portfolio of Investments

November 30, 2001

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--95.8%
    Basic Materials--1.9%
146,485   Alcoa, Inc.    $     5,654,321

--------------------------------------------------------------------------------

    Capital Goods--11.6%
320,125   General Electric Co.      12,324,813
58,880   (1)Lexmark International Group, Class A      3,042,330
195,965   Tyco International Ltd.        11,522,742
127,890   United Technologies Corp.      7,698,978

--------------------------------------------------------------------------------

    Total      34,588,863

--------------------------------------------------------------------------------

    Communication Services--4.3%
219,580   Sprint Corp.-PCS Group      5,478,521
157,955   Verizon Communications, Inc.      7,423,885

--------------------------------------------------------------------------------

    Total      12,902,406

--------------------------------------------------------------------------------

    Consumer Cyclicals--7.3%
123,835   Centex Corp.      5,596,104
165,675   (1)Linens 'N Things, Inc.      3,976,200
236,910   Lowe's Cos., Inc.      10,734,392
48,380   Starwood Hotels & Resorts Worldwide, Inc.      1,313,033

--------------------------------------------------------------------------------

    Total      21,619,729

--------------------------------------------------------------------------------

    Consumer Staples--8.9%
63,905   Kimberly-Clark Corp.      3,717,354
295,740   (1)Kroger Co., Inc.      7,488,137
292,815   (1)Liberty Media Corp., Class A      3,850,517
54,285   Philip Morris Cos., Inc.      2,560,623
202,040   (1)Viacom, Inc., Class B      8,819,046

--------------------------------------------------------------------------------

    Total      26,435,677

--------------------------------------------------------------------------------

    Energy--5.2%

307,610   Exxon Mobil Corp.      11,504,614
73,755   Phillips Petroleum Co.      4,102,991

--------------------------------------------------------------------------------

    Total      15,607,605

--------------------------------------------------------------------------------

    Finance--18.4%

175,780   American Express Co.      5,784,920
107,890   American International Group, Inc.      8,890,136
98,680   Bank of New York Co., Inc.      3,872,203
320,785   Citigroup, Inc.      15,365,601
95,215   Freddie Mac      6,300,377
98,145   J.P. Morgan Chase & Co.      3,702,029
56,815   Morgan Stanley, Dean Witter & Co.      3,153,232
43,030   PNC Financial Services Group      2,493,588

Shares or Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Finance--continued

  127,565   Wells Fargo & Co.    $ 5,459,782

--------------------------------------------------------------------------------

    Total      55,021,868

--------------------------------------------------------------------------------

    Health Care--14.6%
  70,785   American Home Products Corp.      4,254,179
  152,710   Bristol-Myers Squibb Co.      8,209,690
  132,220   Johnson & Johnson      7,701,815
  170,670   Medtronic, Inc.      8,069,278
  323,885   Pfizer, Inc.      14,027,459
  22,360   (1)Tenet Healthcare Corp.      1,341,600

--------------------------------------------------------------------------------

    Total      43,604,021

--------------------------------------------------------------------------------

    Technology--19.3%

  241,575   (1)AOL Time Warner, Inc.      8,430,968
  292,255   (1)Cisco Systems, Inc.      5,973,692
  214,325   (1)EMC Corp.-Mass      3,598,517
  190,430   Intel Corp.      6,219,444
  42,290   (1)KLA-Tencor Corp.      2,124,227
  204,540   (1)Microsoft Corp.      13,133,513
  264,935   Nokia Oyj, Class A, ADR      6,096,154
  261,325   (1)Sun Microsystems, Inc.      3,721,268
  183,480   Texas Instruments, Inc.      5,880,534
  58,595   (1)Veritas Software Corp.      2,278,760

--------------------------------------------------------------------------------

    Total      57,457,077

--------------------------------------------------------------------------------

    Utilities--4.3%

  106,775   (1)BJ Services Co.      2,974,751
  216,860   Duke Energy Corp.      7,839,489
  47,445   El Paso Corp.      2,111,302

--------------------------------------------------------------------------------

    Total      12,925,542

--------------------------------------------------------------------------------

    Total Common Stocks

 (identified cost $207,875,457)      285,817,109

--------------------------------------------------------------------------------

(2) U.S. Treasury Obligation--0.5%
$ 1,500,000   United States Treasury Bill, 12/20/2001
 (identified cost $1,498,322)      1,498,665

--------------------------------------------------------------------------------

(3) Repurchase Agreement--3.9%
  11,690,393   Goldman Sachs & Co., 2.11%, dated 11/30/2001, due 12/3/2001
 (at amortized cost)      11,690,393

--------------------------------------------------------------------------------

    Total Investments

 (identified cost $221,064,172)    $ 299,006,167

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

59

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Balanced Fund (Class A Shares)



Growth of $10,000 Invested in Wachovia Balanced Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Balanced Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500) and the Lehman Brothers Aggregate Bond Index (Lehman Aggregate).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    (14.93)%
5 Year    6.03%
Start of Performance (5/7/93) (cumulative)    109.69%
Start of Performance (5/7/93)    9.02%


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

    *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to Janaury 31, 2000. As of January 31, 2000, the Fund's maximum sales charge is 5.75%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and Lehman Aggregate have been adjusted to reflect reinvestment of dividends on securities in the indices.

  **The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Aggregate is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The S&P 500 and the Lehman Aggregate are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

***Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e., without adjusting for the applicable sales charge) for the 1-year, 5-year, start of performance (5/7/93) (cumulative) and start of performance (5/7/93) periods were (9.71)%, 7.29%, 122.48% and 9.78%, respectively.

60

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Balanced Fund (Class B Shares)


Growth of $10,000 Invested in Wachovia Balanced Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Balanced Fund (Class B Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500) and the Lehman Brothers Aggregate Bond Index (Lehman Aggregate).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    (14.41)%
5 Year    6.25%
Start of Performance (7/23/96) (cumulative)    55.95%
Start of Performance (7/23/96)    8.65%


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a 2.00% contingent deferred sales charge on any redemption less than six years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the Lehman Aggregate have been adjusted to reflect the reinvestment of dividends on securities in the indices. ** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Aggregate is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The S&P 500 and the Lehman Aggregate are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

61

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Balanced Fund (Class C Shares)


Growth of $10,000 Invested in Wachovia Balanced Fund (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Balanced Fund (Class C Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500) and the Lehman Brothers Aggregate Bond Index (Lehman Aggregate).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) (15.99)%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,990) and the maximum contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and Lehman Aggregate have been adjusted to reflect reinvestment of dividends on securities in the indices. ** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Aggregate is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The S&P 500 and the Lehman Aggregate are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

62

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Balanced Fund (Class Y Shares)


Growth of $10,000 Invested in Wachovia Balanced Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Balanced Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500) and the Lehman Brothers Aggregate Bond Index (Lehman Aggregate).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    (9.54)%
5 Year    7.55%
Start of Performance (7/23/96) (cumulative)    65.04%
Start of Performance (7/23/96)    9.80%


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the Lehman Aggregate have been adjusted to reflect the reinvestment of dividends on securities in the indices. ** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Aggregate is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The S&P 500 and the Lehman Aggregate are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

63

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Balanced Fund
Portfolio of Investments

November 30, 2001



Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--55.3%
    Basic Materials--2.1%
101,576   Alcoa, Inc.    $ 3,920,834
33,533   Du Pont (E.I.) de Nemours & Co.      1,486,853
62,540   Praxair, Inc.      3,309,617
46,114   (1)Watson Pharmaceuticals, Inc.      1,380,192

--------------------------------------------------------------------------------

    Total        10,097,496

--------------------------------------------------------------------------------

    Capital Goods--5.9%
49,967   Dover Corp.      1,841,784
259,413   General Electric Co.      9,987,400
27,680   (1)Lexmark International, Inc.      1,430,226
21,552   Textron, Inc.      854,537
153,465   Tyco International Ltd.      9,023,742
86,424   United Technologies Corp.      5,202,725

--------------------------------------------------------------------------------

    Total      28,340,414

--------------------------------------------------------------------------------

    Communication Services--2.4%
223,338   (1)Sprint PCS Group      5,572,283
124,827   Verizon Communications, Inc.      5,866,869

--------------------------------------------------------------------------------

    Total      11,439,152

--------------------------------------------------------------------------------

    Consumer Cyclicals--3.3%
76,532   Centex Corp.      3,458,481
132,777   (1)Linens 'N Things, Inc.      3,186,648
175,490   Lowe's Cos., Inc.      7,951,452
52,476   Starwood Hotels & Resorts Worldwide, Inc.      1,424,199

--------------------------------------------------------------------------------

    Total      16,020,780

--------------------------------------------------------------------------------

    Consumer Staples--5.3%
47,369   Avon Products, Inc.      2,261,396
27,110   Harley Davidson, Inc.      1,425,444
57,686   Kimberly-Clark Corp.      3,355,595
210,069   (1)Liberty Media Corp., Class A      2,762,407
106,047   Philip Morris Cos., Inc.      5,002,237
211,226   (1)The Kroger Co.      5,348,242
114,226   (1)Viacom, Inc., Class B      4,985,965

--------------------------------------------------------------------------------

    Total      25,141,286

--------------------------------------------------------------------------------

    Energy--3.8%

14,748   Anadarko Petroleum Corp.      765,421
144,429   Conoco, Inc., Class A      3,953,022
90,235   ENSCO International, Inc.      1,815,528
42,795   El Paso Energy Corp.      1,904,377
175,548   Exxon Mobil Corp.      6,565,495
50,432   Phillips Petroleum Co.      2,805,532

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Energy--continued

16,014   Valero Energy Corp.    $ 560,490

--------------------------------------------------------------------------------

    Total        18,369,865

--------------------------------------------------------------------------------

    Finance--11.1%

125,191   American Express Co.      4,120,036
86,757   American International Group, Inc.      7,148,777
52,719   Bank of America Corp.      3,235,892
62,912   Bank of New York Co., Inc.      2,468,667
231,836   Citigroup, Inc.      11,104,944
26,952   Franklin Resources, Inc.      963,534
84,368   Freddie Mac      5,582,631
49,717   Honeywell International, Inc.      1,647,621
99,646   J.P. Morgan Chase & Co.      3,758,647
28,083   MBIA Insurance Corp.      1,430,267
62,203   MBNA Corp.      2,005,425
12,228   Marsh & McLennan Cos., Inc.      1,308,029
42,098   Morgan Stanley, Dean Witter & Co.      2,336,439
31,718   PNC Financial Services Group      1,838,058
97,907   Wells Fargo Co.      4,190,420

--------------------------------------------------------------------------------

    Total      53,139,387

--------------------------------------------------------------------------------

    Health Care--7.8%
60,901   American Home Products Corp.      3,660,150
69,247   (1)Amgen, Inc.      4,600,078
55,853   Bristol-Myers Squibb Co.      3,002,657
29,354   (1)Genzyme Corp.      1,603,315
78,691   Johnson & Johnson      4,583,751
90,129   Medtronic, Inc.      4,261,299
53,457   Merck & Co., Inc.      3,621,712
238,992   Pfizer, Inc.      10,350,744
27,354   (1)Tenet Healthcare Corp.      1,641,240

--------------------------------------------------------------------------------

    Total      37,324,946

--------------------------------------------------------------------------------

    Technology--11.6%

220,351   (1)AOL Time Warner, Inc.      7,690,250
24,953   Automatic Data Processing, Inc.      1,383,893
192,428   (1)Cisco Systems, Inc.      3,933,228
158,730   (1)EMC Corp.-Mass      2,665,077
116,331   Intel Corp.      3,799,370
46,514   (1)KLA-Tencor Corp.      2,336,398
67,112   (1)Microchip Technology, Inc.      2,423,414
51,689   (1)Micromuse, Inc.      820,821
159,450   (1)Microsoft Corp.      10,238,284
127,430   (1)Network Appliance, Inc.      1,966,245


(See Notes to Portfolios of Investments)

64

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Balanced Fund

Shares or Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Technology--continued

  141,557   (1)Network Associates, Inc.    $ 3,248,733
  147,971   Nokia Oyj, Class A, ADR      3,404,813
  86,087   (1)Sun Microsystems, Inc.      1,225,879
  74,012   (1)TMP Worldwide, Inc.      3,055,955
  127,090   Texas Instruments, Inc.      4,073,235
  83,593   (1)Veritas Software Corp.      3,250,932

--------------------------------------------------------------------------------

    Total        55,516,527

--------------------------------------------------------------------------------

    Utilities--2.0%

  120,760   (1)BJ Services Co.      3,364,374
  89,619   (1)Calpine Corp.      1,932,186
  116,793   Duke Energy Corp.      4,222,067

--------------------------------------------------------------------------------

    Total      9,518,627

--------------------------------------------------------------------------------

    Total Common Stocks (identified cost $216,557,487)      264,908,480

--------------------------------------------------------------------------------

Asset-Backed Securities--1.3%
$ 4,000,000   American Express Credit Account Master Trust 1997-1,
Class A, 6.40%, 4/15/2005      4,116,240
  2,025,000   Carco Auto Loan Master Trust 1999-4, Class A, 6.43%,
11/15/2004      2,095,037

--------------------------------------------------------------------------------

    Total Asset-Backed Securities (identified cost $6,021,211)      6,211,277

--------------------------------------------------------------------------------

Corporate Bonds--18.5%
    Basic Materials--0.8%
  1,500,000   Alcoa, Inc., Bond, 6.00%, 1/15/2012      1,505,640
  1,365,000   Du Pont (E.I.) de Nemours & Co., Note, 6.75%, 10/15/2004
                 1,465,710
  750,000   Temple-Inland, Inc., Unsecd. Note, 7.25%, 9/15/2004      778,448

--------------------------------------------------------------------------------

    Total      3,749,798

--------------------------------------------------------------------------------

    Communication Services--1.4%
  1,000,000   New England Telephone & Telegraph, Note, 5.875%, 4/15/2009
                 984,060
  3,980,000   New York Telephone Co., Deb., 6.00%, 4/15/2008      4,070,585
  1,368,000   Worldcom, Inc., 8.00%, 5/15/2006      1,476,865

--------------------------------------------------------------------------------

    Total      6,531,510

--------------------------------------------------------------------------------

    Consumer Cyclicals--0.8%
  3,000,000   Carnival Corp., Unsecd. Note, 7.05%, 5/15/2005      3,020,880

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Corporate Bonds--continued
    Consumer Cyclicals--continued

$ 697,000   K Mart Corp., Note, 9.375%, 2/1/2006    $ 644,725

--------------------------------------------------------------------------------

    Total          3,665,605

--------------------------------------------------------------------------------

    Consumer Staples--1.1%
  5,145,000   Coca-Cola Enterprises, Inc., Bond, 6.75%, 1/15/2038      5,308,096

--------------------------------------------------------------------------------

    Finance--11.2%

  1,100,000   Associates Corp. of North America, Sr. Note, 5.75%, 11/1/2003
                 1,145,221
  750,000   Bank of America Corp., Note, 6.625%, 6/15/2004      800,040
  2,642,000   Bank of America Corp., Sub. Note, 7.40%, 1/15/2011      2,876,028
  865,000   Bankers Trust Corp., Sub. Note, 7.375%, 5/1/2008      952,564
  2,100,000   CS First Boston Mortgage Securities Corp. 2001-CK1, Class A3,
              6.38%, 12/18/2010      2,156,950
  1,510,000   CS First Boston Mortgage Securities Corp., Class A4, 5.435%,
                9/15/2034      1,449,199
  500,000   Caterpillar Financial Services Corp., Note, Series F, 6.09%,
               3/1/2004      523,895
  1,000,000   Citigroup, Inc., Sr. Note, 6.75%, 12/1/2005      1,071,070
  1,075,000   Commercial Credit Co., Deb., 8.70%, 6/15/2010      1,276,519
  1,000,000   Commercial Credit Co., Note, 6.50%, 8/1/2004      1,057,980
  629,500   Deutsche Mortgage and Asset Receiving Corp. 1998-C1, Class D,
               7.231%, 6/15/2031      634,237
  7,684,462   Deutsche Mortgage and Asset Receiving Corp. 1998-C1, Class X,
               1.254%, 2/15/2031      314,394
  1,000,000   Distribution Financial Services RV Trust, 6.48%, 10/15/2013
                 1,044,086
  984,000   Ford Motor Credit Co., Note, 7.375%, 10/28/2009      1,008,630
  1,000,000   GTE North, Inc., Deb., 5.65%, 11/15/2008      992,480
  2,500,000   General Electric Capital Corp., Note, 8.85%, 4/1/2005   2,867,500
  1,650,000   General Motors Acceptance Corp., Note, 5.80%, 3/12/2003  1,687,043


(See Notes to Portfolios of Investments)

65

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Balanced Fund

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Corporate Bonds--continued
    Finance--continued

$ 1,085,000   Goldman Sachs Group, Inc., Note, Series MTNB, 7.35%, 10/1/2009
                  $1,160,180
  1,000,000   Goldman Sachs Group, Inc., Sr. Unsub., 6.65%, 5/15/2009
                   1,026,700
  1,500,000   Hartford Life, Inc., Note, 7.10%, 6/15/2007      1,598,055
  2,340,000   Household Finance Corp., 6.40%, 6/17/2008      2,407,462
  1,000,000   J.P. Morgan Chase & Co., Sub. Note, 6.75%, 2/1/2011     1,044,550
  1,000,000   KFW International Finance, Company Guarantee, 8.25%, 11/30/2004
                  1,113,659
  1,500,000   KFW International Finance, Note, 7.00%, 3/1/2013      1,627,110
  1,000,000   Key Bank, Sub. Note, 7.00%, 2/1/2011      1,059,790
  800,000   Kinder Morgan Energy Partners, LP, Bond, 7.40%, 3/15/2031    832,232
  735,000   Landeskreditbank B-W, Sub. Note, 7.875%, 4/15/2004      801,106
  500,000   Merrill Lynch & Co., Inc., Note, 7.375%, 5/15/2006      549,630
  1,000,000   Morgan Stanley Group, Inc., Note, 7.75%, 6/15/2005      1,096,640
  750,000   Morgan Stanley, Dean Witter & Co., Unsecd. Note, (Series I), 7.07%,
               2/10/2014      798,780
  1,000,000   NationsBank Corp., Sr. Note, 6.375%, 5/15/2005      1,056,170
  2,500,000   NationsBank Corp., Sub. Note, 7.25%, 10/15/2025      2,617,075
  1,459,520   Rosecliff Realty/General Services Administration, Note, 8.00%,
                   11/15/2008      1,590,964
  1,000,000   Salomon Smith Barney Holdings, Inc., Note, 5.875%, 3/15/2006
                     1,033,940
  1,250,000   Simon DeBartolo Group, Inc., Sr. Note, 6.875%, 10/27/2005
                   1,287,738
  2,380,000   Union Planters Corp., Sub. Note, 6.50%, 3/15/2018      2,398,921
  2,500,000   Verizon Global Funding, Note, Series 144A, 7.25%, 12/1/2010
                       2,713,950

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Corporate Bonds--continued
    Finance--continued

$ 1,355,000   Wachovia Corp., Sub. Note, 6.30%, 4/15/2028    $ 1,390,135
  1,700,000   Wells Fargo Bank, N.A., Sub. Note, 6.45%, 2/1/2011      1,758,446
  1,000,000   Wells Fargo Financial, Inc., Sr. Note, 6.625%, 7/15/2004
                 1,063,390

--------------------------------------------------------------------------------

    Total        53,884,459

--------------------------------------------------------------------------------

    Industrial Services--1.2%
  1,200,000   Petroleum Geo-Services ASA, Note, 7.50%, 3/31/2007      1,146,624
  705,000   Petroleum Geo-Services ASA, Sr. Note, 6.625%, 3/30/2008      633,576
  4,000,000   Thiokol Corp., Sr. Note, 6.625%, 3/1/2008      4,157,080

--------------------------------------------------------------------------------

    Total      5,937,280

--------------------------------------------------------------------------------

    Technology--0.2%

  825,000   Honeywell International, Inc., 6.875%, 10/3/2005      876,381

--------------------------------------------------------------------------------

    Transportation--0.4%

  780,000   Norfolk Southern Corp., Bond, 7.25%, 2/15/2031      802,737
  1,000,000   United Parcel Service, Deb., 8.375%, 4/1/2020      1,202,470

--------------------------------------------------------------------------------

    Total      2,005,207

--------------------------------------------------------------------------------

    Utilities--1.4%

  680,000   GTE California, Inc., Deb., Series G, 5.50%, 1/15/2009      667,420
  1,250,000   Georgia Power Co., Note, 6.20%, 2/1/2006      1,295,587
  3,060,000   National Fuel Gas Co., Note, 6.303%, 5/27/2008      3,035,826
  1,500,000   Ontario Hydro, Sr. Note, 6.10%, 1/30/2008      1,590,780

--------------------------------------------------------------------------------

    Total      6,589,613

--------------------------------------------------------------------------------

    Total Corporate Bonds

 (identified cost $84,934,926)      88,547,949

--------------------------------------------------------------------------------

Mortgage Backed Securities--15.3%
    Federal Home Loan Bank--0.2%
  1,000,000   5.40%, 3/1/2004      1,042,970

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

66

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Balanced Fund

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Mortgage Backed Securities--continued
    Federal Home Loan Mortgage Corporation--0.4%
$ 991,128   6.00%, 8/1/2013    $ 1,009,087
  87,883   6.50%, 12/1/2008      91,013
  20,648   6.50%, 2/1/2009      21,351
  332,589   6.50%, 3/1/2009      343,917
  24,051   6.50%, 4/1/2009      24,870
  118,691   6.50%, 6/1/2009      122,733
  119,656   6.50%, 7/1/2010      123,731
  278,898   7.00%, 2/1/2023      289,094

--------------------------------------------------------------------------------

    Total          2,025,796

--------------------------------------------------------------------------------

    Federal National Mortgage Association--8.9%
  403,735   6.00%, 12/1/2010      412,185
  752,601   6.00%, 3/1/2011      768,353
  3,659,818   6.00%, 12/1/2012      3,726,500
  1,131,493   6.00%, 1/1/2013      1,152,108
  2,438,174   6.00%, 4/1/2013      2,479,306
  1,475,682   6.00%, 7/1/2013      1,500,576
  2,197,014   6.00%, 10/1/2031      2,173,660
  1,659,793   6.334%, 9/1/2008      1,732,359
  1,687,543   6.50%, 7/1/2013      1,737,629
  755,087   6.50%, 1/1/2028      765,470
  9,690,566   6.50%, 2/1/2029      9,820,807
  9,750,000   6.50%, 1/1/2030      9,871,875
  479,211   6.54%, 12/1/2007      509,757
  1,813,094   6.56%, 12/1/2007      1,930,376
  370,259   7.00%, 2/25/2021      371,414
  2,369,543   7.06%, 8/1/2006      2,568,744
  430,944   7.50%, 4/1/2007      453,638
  277,358   7.50%, 9/1/2022      290,791
  71,707   8.00%, 6/1/2022      76,644
  63,804   8.00%, 1/1/2023      68,197
  8,279   8.50%, 8/1/2016      8,899
  4,132   8.50%, 6/1/2024      4,371
  80,226   8.50%, 7/1/2024      85,440
  5,661   8.50%, 10/1/2024      6,029
  88,892   8.50%, 12/1/2024      94,669

--------------------------------------------------------------------------------

    Total          42,609,797

--------------------------------------------------------------------------------

    Government National Mortgage Association--5.4%
  2,706,703   6.00%, 2/15/2029      2,691,082
  3,060,396   6.00%, 2/15/2029      3,038,392

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Mortgage Backed Securities--continued
    Government National Mortgage Association--continued

$ 5,034,261   6.00%, 3/15/2029    $ 4,998,064
  358,970   6.50%, 10/15/2008      373,214
  596,157   6.50%, 12/15/2012      619,252
  467,101   6.50%, 2/15/2013      485,196
  613,811   6.50%, 2/15/2013      637,590
  533,882   6.50%, 2/15/2013      554,564
  297,046   6.50%, 3/15/2024      303,634
  1,739,419   6.50%, 4/15/2029          1,764,954
  1,490,275   6.50%, 4/15/2029      1,512,153
  375,736   7.00%, 5/15/2023      389,706
  762,890   7.00%, 8/15/2023      791,254
  188,185   7.00%, 8/15/2023      195,182
  406,646   7.00%, 12/20/2025      419,228
  188,430   7.50%, 3/15/2023      197,793
  705,139   7.50%, 8/15/2027      736,652
  5,000,000   7.50%, 12/15/2099      5,210,900
  232,189   8.00%, 10/15/2022      248,004
  110,067   8.00%, 6/15/2023      117,564
  34,673   9.00%, 3/15/2009      37,555
  22,013   9.00%, 11/15/2016      24,049
  25,302   9.00%, 11/15/2019      27,548
  82,453   9.00%, 12/15/2019      89,770
  130,110   9.00%, 1/15/2021      140,843
  26,570   9.00%, 4/15/2021      28,761

--------------------------------------------------------------------------------

    Total        25,632,904

--------------------------------------------------------------------------------

    Sovereign--0.4%

  2,000,000   Quebec, Province of, Bond, 6.125%, 1/22/2011      2,063,140

--------------------------------------------------------------------------------

    Total Mortgage Backed Securities
 (identified cost $72,348,475)      73,374,607

--------------------------------------------------------------------------------

U.S. Treasury Obligations--4.8%
    (2)U.S. Treasury Bill--0.7%
  3,500,000   12/20/2001      3,496,885

--------------------------------------------------------------------------------

    U.S. Treasury Bonds--4.1%
  7,850,000   6.375%, 8/15/2027      8,728,180
  9,000,000   7.125%, 2/15/2023      10,753,560

--------------------------------------------------------------------------------

    Total      19,481,740

--------------------------------------------------------------------------------

    Total U.S. Treasury Obligations
 (identified cost $21,177,920)      22,978,625

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

67

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Balanced Fund

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Registered Investment Companies--3.3%
44,000   2002 Target Term Trust, Inc.    $ 639,760
30,600   Blackrock Advantage Term Trust      339,660
222,900   Blackrock Strategic Term Trust, Inc.      2,162,130
55,900   RCM Strategic Global Government Fund      616,577
1,179,468   Strong High Yield Bond Fund      9,459,332
12,500   TCW/DW Term Trust 2002      132,500
124,800   TCW/DW Term Trust 2003      1,337,856
153,700   Templeton Global Income Fund          1,028,253

--------------------------------------------------------------------------------

    Total Registered Investment Companies (identified cost $16,642,913)
          15,716,068

--------------------------------------------------------------------------------


Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(3) Repurchase Agreement--5.0%
$ 23,891,683   Goldman Sachs Group LP, 2.11%, dated 11/30/2001, due
 12/3/2001 (at amortized cost)    $ 23,891,683

--------------------------------------------------------------------------------

    Total Investments

 (identified cost $441,574,615)    $ 495,628,689

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

68

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Blue Chip Value Fund (Class A Shares)


Growth of $10,000 Invested in Wachovia Blue Chip Value Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Blue Chip Value Fund (Class A Shares) (the "Fund") from December 26, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index/Barra Value Index (S&P Barra Value).**

CUMULATIVE TOTAL RETURN*** FOR THE YEAR ENDED NOVEMBER 30, 2001 Start of Performance (12/26/00) (cumulative) (17.20)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Barra Value has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The S&P Barra Value is an unmanaged broad based index. The S&P Barra Value is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index. *** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e. without adjusting for applicable sales charge) for the start of performance (12/26/00) (cumulative) period was (12.15)%, respectively.

69

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--------------------------------------------------------------------------------

WACHOVIA BLUE CHIP VALUE FUND (CLASS B SHARES)


Growth of $10,000 Invested in Wachovia Blue Chip Value Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Blue Chip Value Fund (Class B Shares) (the "Fund") from December 26, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index/Barra Value Index (S&P Barra Value).**

CUMULATIVE TOTAL RETURN*** FOR THE YEAR ENDED NOVEMBER 30, 2001 Start of Performance (12/26/00) (cumulative) (17.06)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a 5.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Barra Value has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The S&P Barra Value is an unmanaged broad based index. The S&P Barra Value is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index. ***Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

70

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

WACHOVIA BLUE CHIP VALUE FUND (CLASS C SHARES)


Growth of $10,000 Invested in Wachovia Blue Chip Value Fund (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Blue Chip Value Fund (Class C Shares) (the "Fund") from December 26, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index/Barra Value Index (S&P Barra Value).**

CUMULATIVE TOTAL RETURN*** FOR THE YEAR ENDED NOVEMBER 30, 2001 Start of Performance (12/26/00) (cumulative) (14.23)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Barra Value has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The S&P Barra Value is an unmanaged broad based index. The S&P Barra Value is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index. ***Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

71

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

WACHOVIA BLUE CHIP VALUE FUND (CLASS Y SHARES)


Growth of $10,000 Invested in Wachovia Blue Chip Value Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Blue Chip Value Fund (Class Y Shares) (the "Fund") from December 26, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index/Barra Value Index (S&P Barra Value).**

CUMULATIVE TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2001 Start of Performance (12/26/00) (cumulative) (11.81)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Barra Value has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The S&P Barra Value is an unmanaged broad based index. The S&P Barra Value is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

72

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--------------------------------------------------------------------------------

Wachovia Blue Chip Value Fund
Portfolio of Investments

November 30, 2001



Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--95.9%
    Basic Materials--4.0%
598   Alcoa, Inc.    $ 23,083
426   International Paper Co.      17,019
515   Praxair, Inc.      27,254
384   (1)Watson Pharmaceuticals, Inc.      11,493

--------------------------------------------------------------------------------

    Total      78,849

--------------------------------------------------------------------------------

    Capital Goods--8.8%
639   (1)Lexmark International, Inc.      33,017
247   Textron, Inc.      9,794
1,516   Tyco International Ltd.      89,141
654   United Technologies Corp.      39,371

--------------------------------------------------------------------------------

    Total         171,323

--------------------------------------------------------------------------------

    Communication Services--5.6%
1,411   (1) MCI Worldcom, Inc.      20,516
1,032   SBC Communications, Inc.      38,576
1,051   Verizon Communications, Inc.      49,397

--------------------------------------------------------------------------------

    Total      108,489

--------------------------------------------------------------------------------

    Consumer Cyclicals--16.1%
732   Centex Corp.      33,079
1,986   Dillards, Inc., Class A      32,868
1,617   Ford Motor Co.      30,626
1,349   KB HOME      45,353
2,152   (1)Linens 'N Things, Inc.      51,648
920   Lowe's Cos., Inc.      41,685
1,000   Maytag Corp.      28,930
612   Starwood Hotels & Resorts Worldwide, Inc.      16,610
917   (1)Zale Corp.      32,554

--------------------------------------------------------------------------------

    Total      313,353

--------------------------------------------------------------------------------

    Consumer Staples--11.5%
1,255   (1)Brinker International, Inc.      35,140
1,348   (1)Comcast Corp., Class A      51,224
426   Kimberly-Clark Corp.      24,780
2,148   Kroger Co., Inc.      54,387
991   Philip Morris Cos., Inc.      46,745
303   (1)Viacom, Inc., Class B      13,226

--------------------------------------------------------------------------------

    Total      225,502

--------------------------------------------------------------------------------

    Energy--5.9%
391   Apache Corp.      17,982
1,306   Conoco, Inc., Class A      35,745

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Energy--continued

699   ENSCO International, Inc.    $ 14,064
921   Exxon Mobil Corp.      34,445
438   Transocean Sedco Forex, Inc.      12,395

--------------------------------------------------------------------------------

    Total      114,631

--------------------------------------------------------------------------------

    Finance--21.7%

948   American Express Co.      31,199
303   Bank of America Corp.      18,598
219   Bank of New York Co., Inc.      8,594
1,812   Citigroup, Inc.      86,795
779   Freddie Mac      51,546
341   Honeywell International, Inc.      11,301
854   J.P. Morgan Chase & Co.      32,213
304   MBIA, Inc.      15,483
1,471   MBNA Corp.      47,425
845   Morgan Stanley, Dean Witter & Co.      46,898
411   PNC Financial Services Group      23,817
1,159   Wells Fargo Co.      49,605

--------------------------------------------------------------------------------

    Total         423,474

--------------------------------------------------------------------------------

    Health Care--8.0%
343   Bristol-Myers Squibb Co.      18,440
340   Johnson & Johnson      19,805
742   Pfizer, Inc.      32,135
879   Pharmacia Corp.      39,028
767   (1)Tenet Healthcare Corp.      46,020

--------------------------------------------------------------------------------

    Total      155,428

--------------------------------------------------------------------------------

    Technology--5.6%
733   (1)Celestica, Inc.      30,999
1,297   Compaq Computer Corp.      13,165
1,005   (1)Comverse Technology, Inc.      21,497
511   Electronic Data Systems Corp.      35,371
570   (1)Solectron Corp.      8,379

--------------------------------------------------------------------------------

    Total      109,411

--------------------------------------------------------------------------------

    Transportation--1.6%

1,078   Burlington Northern Santa Fe Corp.      31,596

--------------------------------------------------------------------------------

    Utilities--7.1%
845   (1)BJ Services Co.      23,542
1,633   Duke Energy Corp.      59,033
446   El Paso Corp.      19,846
575   Tidewater, Inc.      16,388


(See Notes to Portfolios of Investments)

73

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Blue Chip Value Fund

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Utilities--continued

575   Valero Energy Corp.    $ 20,125

--------------------------------------------------------------------------------

    Total      138,934

--------------------------------------------------------------------------------

    Total Common Stocks

 (identified cost $1,929,759)      1,870,990

--------------------------------------------------------------------------------

Registered Investment Company--1.2%
413   iShares S&P 500/BARRA Value
 (identified cost $20,823)      22,517

--------------------------------------------------------------------------------


Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(3) Repurchase Agreement--4.9%
$ 96,302   Goldman Sachs Group, LP, 2.11%, dated 11/30/2001, due 12/3/2001
 (at amortized cost)    $ 96,302

--------------------------------------------------------------------------------

    Total Investments

 (identified cost $2,046,884)    $ 1,989,809

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

74

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia New Horizons Fund (Class A Shares)


Growth of $10,000 Invested in Wachovia New Horizons Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia New Horizons Fund (Class A Shares) (the "Fund") from December 22, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 / Barra Growth Index (S&P Barra Growth).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/22/00) (cumulative) (40.15)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Barra Growth has been adjusted to reflect reinvestment of dividends on securities in the index.

** The S&P Barra Growth is an unmanaged broad based index. The S&P Barra Growth is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged. *** Total return quoted reflects all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e., without adjusting for the applicable sales charge) for the start of performance (12/22/2000) (cumulative) period was (36.50)%, respectively.

75

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia New Horizons Fund (Class B Shares)


Growth of $10,000 Invested in Wachovia New Horizons Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia New Horizons Fund (Class B Shares) (the "Fund") from December 26, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 / Barra Growth Index (S&P Barra Growth).**

CUMULATIVE TOTAL RETURN*** FOR THE YEAR ENDED NOVEMBER 30, 2001 Start of Performance (12/26/00) (cumulative) (40.05)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a 5.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Barra Growth has been adjusted to reflect reinvestment of dividends on securities in the index. ** The S&P Barra Growth is an unmanaged broad based index. The S&P Barra Growth is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged. *** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

76

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia New Horizons Fund (Class C Shares)


Growth of $10,000 Invested in Wachovia New Horizons Fund (Class C Shares)

The graph above illustrates the hypothetical investment of $10,000* in the Wachovia New Horizons Fund (Class C Shares) (the "Fund") from December 26, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index / Barra Growth Index (S&P Barra Growth).**

CUMULATIVE TOTAL RETURN*** FOR THE YEAR ENDED NOVEMBER 30, 2001 Start of Performance (12/26/00) (cumulative) (38.15)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred Sales charge of 1.00% on any redemption less than one year from purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Barra Growth has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The S&P Barra Growth is an unmanaged broad based index. The S&P Barra Growth is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index. ***Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

77

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia New Horizons Fund (Class Y Shares)



Growth of $10,000 Invested in Wachovia New Horizons Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia New Horizons Fund (Class Y Shares) (the "Fund") from December 26, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 / Barra Growth Index (S&P 500 Barra Growth).**

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/26/00) (cumulative) (36.40)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Barra Growth has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The S&P Barra Growth is an unmanaged broad based index. The S&P Barra Growth is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

78

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia New Horizons Fund
Portfolio of Investments

November 30, 2001




      Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--96.0%
    Capital Goods--7.9%
1,125   General Electric Co.    $ 43,312
418   (1)Lexmark International Group, Class A      21,598
707   Tyco International Ltd.      41,572

--------------------------------------------------------------------------------

    Total         106,482

--------------------------------------------------------------------------------

    Communication Services--7.2%
1,391   (1)Gemstar-TV Guide International, Inc.      38,572
229   (1)Qualcomm, Inc.      13,447
1,767   (1)Sprint Corp. PCS Group      44,087

--------------------------------------------------------------------------------

    Total      96,106

--------------------------------------------------------------------------------

    Consumer Staples--7.0%
730   (1)Comcast Corp., Class A      27,740
3,283   Liberty Media Corp., Class A      43,171
512   (1)Viacom, Inc., Class B      22,349

--------------------------------------------------------------------------------

    Total      93,260

--------------------------------------------------------------------------------

    Finance--5.0%

423   American Express Co.      13,921
689   Citigroup, Inc.      33,003
375   Morgan Stanley, Dean Witter & Co.      20,813

--------------------------------------------------------------------------------

    Total      67,737

--------------------------------------------------------------------------------

    Health Care--32.5%
406   Allergan, Inc.      30,649
736   American Home Products Corp.      44,234
703   (1)Amgen, Inc.      46,700
655   Cardinal Health, Inc.      44,750
894   (1)Elan Corp. PLC, ADR      39,533
452   (1)Enzon, Inc.      26,492
474   (1)Genzyme Corp.      25,890
390   Ivax Corp.      8,034
750   Johnson & Johnson      43,687
1,362   Medtronic, Inc.      64,395
1,408   Pfizer, Inc.      60,980

--------------------------------------------------------------------------------

    Total      435,344

--------------------------------------------------------------------------------


Shares or Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued

    Technology--34.5%

  1,386   (1)AOL Time Warner, Inc.    $ 48,371
  280   Automatic Data Processing, Inc.      15,529
  666   (1)Celestica, Inc.      28,165
  2,245   (1)Cisco Systems, Inc.      45,888
  1,474   (1)EMC Corp. Mass      24,748
  1,148   Intel Corp.      37,494
  376   (1)KLA-Tencor Corp.      18,886
  574   (1)Microchip Technology, Inc.      20,727
  709   (1)Micromuse, Inc.      11,259
  931   (1)Microsoft Corp.      59,780
  946   (1)Network Appliance, Inc.      14,597
  1,149   Network Associates, Inc.      26,370
  1,032   Nokia Oyj, Class A, ADR      23,746
  2,005   (1)Sun Microsystems, Inc.      28,551
  893   Texas Instruments, Inc.      28,621
  762   (1)Veritas Software Corp.      29,634

--------------------------------------------------------------------------------

    Total      462,366

--------------------------------------------------------------------------------

    Utilities--1.9%
  587   (1)Calpine Corp.      12,656
  429   Dynegy, Inc.      13,020

--------------------------------------------------------------------------------

    Total      25,676

--------------------------------------------------------------------------------

    Total Common Stocks (identified cost $1,463,916)      1,286,971

--------------------------------------------------------------------------------

Registered Investment Company--3.5%
  795   iShares S&P 500/BARRA Growth Fund (identified cost $46,068)      47,127

--------------------------------------------------------------------------------

(3) Repurchase Agreement--2.7%
$ 36,859   Goldman Sachs & Co., 2.11%, dated 11/30/2001, due 12/3/2001
(at amortized cost)      36,859

--------------------------------------------------------------------------------

    Total Investments

 (identified cost $1,546,843)    $ 1,370,957

--------------------------------------------------------------------------------




(See Notes to Portfolios of Investments)

79

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia International Equity Fund (Class A Shares)

Growth of $10,000  Invested  in  Wachovia  International  Equity  Fund  (Class A
Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia International Equity Fund (Class A Shares) (the "Fund") from March 2, 2001 (start of performance) to November 30, 2001 compared to the Morgan Stanley Capital International Europe Australasia Far East Index (MSCI-EAFE ).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (3/2/01) (cumulative) (17.53)%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The MSCI-EAFE is an unmanaged market capitalization-weighted index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total return at net asset value (i.e. without adjusting for the applicable sales charge) for the start of performance (3/2/01) (cumulative) period was (12.50)%, respectively.

80

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia International Equity Fund (Class B Shares)


Growth of $10,000 Invested in Wachovia International Equity Fund
(Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia International Equity Fund (Class B Shares) (the "Fund") from March 2, 2001 (start of performance) to November 30, 2001 compared to the Morgan Stanley Capital International Europe Australasia Far East Index (MSCI-EAFE).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (3/2/01) (cumulative) (16.87)%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects the maximum contingent deferred sales charge of 5.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The MSCI-EAFE is an unmanaged market capitalization-weighted index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

81

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia International Equity Fund (Class C Shares)


Growth of $10,000  Invested  in  Wachovia  International  Equity  Fund  (Class C
Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia International Equity Fund (Class C Shares) (the "Fund") from March 2, 2001 (start of performance) to November 30, 2001 compared to the Morgan Stanley Capital International Europe Australasia Far East Index (MSCI-EAFE ).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (3/2/01) (cumulative) (14.62)%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The MSCI-EAFE is an unmanaged market capitalization-weighted index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

82

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia International Equity Fund (Class Y Shares)


Growth of $10,000 Invested in Wachovia International Equity Fund
 (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia International Equity Fund (Class Y Shares) (the "Fund") from March 2, 2001 (start of performance) to November 30, 2001 compared to the Morgan Stanley Capital International Europe Australasia Far East Index (MSCI-EAFE ).**

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (3/2/01) (cumulative) (12.30)%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The MSCI-EAFE is an unmanaged market capitalization-weighted index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. Investments cannot be made in an index.

83

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia International Equity Fund
Portfolio of Investments

November 30, 2001



Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--98.1%
    Finland--3.7%

16,908   Nokia Oyj, Class A, ADR    $ 389,053

--------------------------------------------------------------------------------

    France--16.2%
16,660   AXA, ADR      356,857
11,945   (1)Business Objects SA, ADR      401,352
3,727   Dassault Systemes SA, ADR      179,791
11,135   L'Air Liquide, SA, ADR      316,058
12,778   STMicroelectronics NV      429,980

--------------------------------------------------------------------------------

    Total        1,684,038

--------------------------------------------------------------------------------

    Germany, Federal Republic Of--8.4%
21,308   Fresenius Medical Care AG, ADR      458,335
13,275   SAP AG (Systeme, Anwendungen, Produkte in der Datevnerarbeitung),
           ADR      411,923

--------------------------------------------------------------------------------

    Total      870,258

--------------------------------------------------------------------------------

    Hong Kong--4.8%
13,999   (1)China Mobile (Hong Kong) Ltd., ADR      247,222
22,700   Johnson Electric Holdings Ltd., ADR      251,970

--------------------------------------------------------------------------------

    Total      499,192

--------------------------------------------------------------------------------

    Ireland--3.7%

8,636   (1)Elan Corp., PLC, ADR      381,884

--------------------------------------------------------------------------------

    Israel--4.5%

7,922   Teva Pharmaceutical Industries Ltd., ADR      463,437

--------------------------------------------------------------------------------

    Italy--3.1%

21,738   Luxottica Group SpA, ADR      327,157

--------------------------------------------------------------------------------

    Japan--10.0%

8,540   Canon, Inc., ADR      289,506
4,430   NTT DoCoMo, Inc., ADR      289,658
15,900   Olympus Optical Co., Ltd., ADR      216,240
5,032   ORIX Corp., ADR      240,781

--------------------------------------------------------------------------------

    Total      1,036,185

--------------------------------------------------------------------------------



Shares or Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Korea, Republic of--2.5%

  11,160   Korea Telecom Corp., ADR    $ 259,470

--------------------------------------------------------------------------------

    Netherlands--20.4%
  14,670   AEGON NV, ADR      390,222
  9,129   Akzo Nobel NV, ADR      410,166
  12,928   ING Groep NV, ADR      336,257
  17,065   Koninklijke Ahold NV, ADR      499,663
  24,144   TPG NV, RDC      490,848

--------------------------------------------------------------------------------

    Total      2,127,156

--------------------------------------------------------------------------------

    Switzerland--6.4%
  29,345   Adecco SA, ADR      378,257
  13,805   (1)Serono SA, ADR      291,424

--------------------------------------------------------------------------------

    Total      669,681

--------------------------------------------------------------------------------

    United Kingdom--14.4%
  15,500   (1)Celltech Group PLC, ADR      395,252
  5,500   Smith & Nephew PLC, ADR      292,875
  15,604   Vodafone Group PLC, ADR      395,405
  8,462   WPP Group PLC, ADR      417,007

--------------------------------------------------------------------------------

    Total      1,500,539

--------------------------------------------------------------------------------

    Total Common Stocks (identified cost $10,386,189)      10,208,050

--------------------------------------------------------------------------------

(3) Repurchase Agreement--9.9%
$ 1,027,913   Goldman Sachs Group, LP, 2.11%, dated 11/30/2001, due 12/3/2001
             (at amortized cost)      1,027,913

--------------------------------------------------------------------------------

    Total Investments

(identified cost $11,414,102)    $ 11,235,963

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

84

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Fixed Income Fund (Class A Shares)


Growth of $10,000 Invested in Wachovia Fixed Income Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Fixed Income Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 2001 compared to the Lehman Brothers Aggregate Bond Index (Lehman Aggregate).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    5.56%
5 Year    5.48%
Start of Performance (5/7/93) (cumulative)    59.14%
Start of Performance (5/7/93)    5.57%


Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Aggregate has been adjusted to reflect reinvestment of dividends on securities in the index.

** The Lehman Aggregate is an unmanaged index composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The Lehman Aggregate is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total Returns at net asset value (i.e., without adjusting for the applicable sales charge) for the 1-year, 5-year, start of performance (5/7/93) (cumulative) and start of performance (5/7/93) periods were 10.57%, 6.45%, 66.62%, and 6.14%, respectively.

85

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Fixed Income Fund (Class B Shares)


Growth of $10,000 Invested in Wachovia Fixed Income Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Fixed Income Fund (Class B Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to the Lehman Brothers Aggregate Bond Index (Lehman Aggregate).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    4.75%
5 Year    5.33%
Start of Performance (7/23/96) (cumulative)    38.35%
Start of Performance (7/23/96)    6.24%


Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a 1.00% contingent deferred sales charge on any redemption less than six years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Aggregate has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The Lehman Aggregate is an unmanaged index composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The Lehman Aggregate is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

86

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Fixed Income Fund (Class C Shares)


Growth of $10,000 Invested in Wachovia Fixed Income Fund (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Fixed Income Fund (Class C Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Lehman Brothers Aggregate Bond Index (Lehman Aggregate).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) 7.15%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Aggregate has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The Lehman Aggregate is an unmanaged index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. agency obligations, foreign obligations, U.S. investment-grade corporate debt and mortgage-backed obligations. The Lehman Aggregate is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index. *** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

87

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Fixed Income Fund (Class Y Shares)


Growth of $10,000 Invested in Wachovia Fixed Income Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Fixed Income Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to the Lehman Brothers Aggregate Bond Index (Lehman Aggregate).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    10.84%
5 Year    6.71%
Start of Performance (7/23/96) (cumulative)    46.84%
Start of Performance (7/23/96)    7.43%


Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*  The  Fund's  performance  assumes  the  reinvestment  of  all  dividends  and distributions. The Lehman Aggregate has been adjusted to reflect the reinvestment of dividends on the securities in the index. ** The Lehman Aggregate is an unmanaged index composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The Lehman Aggregate is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

88

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Fixed Income Fund
Portfolio of Investments

November 30, 2001



Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Asset-Backed Securities--4.8%
    Finance--4.8%

$ 6,575,000   American Express Credit Account Master Trust 1997-1, Class A,
               6.40%, 4/15/2005    $ 6,766,069
  8,020,000   Carco Auto Loan Master Trust 1999-4, Class A, 6.43%,
                11/15/2004      8,297,382
  5,000,000   Distribution Financial Services RV Trust, 6.48%,
                10/15/2013      5,220,428
  3,250,000   Distribution Financial Services Trust 1999-1, Class A5, 5.97%,
                8/15/2013      3,346,533
  8,023,790   Falcon Asset Securitization Corp., Class 144,
                     6/5/2022      1,384,024
  2,400,000   MBNA Master Credit Card Trust 2000-L, Class A, 6.50%,
                 4/15/2010      2,545,488
  640,000   PP&L Transition Bond Co. LLC, Class A7, 7.05%, 6/25/2009   698,564
  1,885,000   Providian Master Trust 2000-1, Class A, 7.49%, 8/17/2009 1,947,562

--------------------------------------------------------------------------------

    Total Asset-Backed Securities (identified cost $29,126,730)     30,206,050

--------------------------------------------------------------------------------

Collateralized Mortgage Obligations--5.4%
    Finance--5.4%

  4,880,000   CS First Boston Mortgage Securities Corp. 2001-CK1, Class A3,
              6.38%, 12/18/2010      5,012,341
  2,000,000   Commercial Mortgage Asset Trust 1999-C1, Class C, 7.35%,
               8/17/2013      2,109,736
  2,000,000   Criimi Mae CMBS Corp. 1998-1, Class A2, 6.009%, 2/20/2005
                2,048,604
  2,825,000   Deutsche Mortgage and Asset Receiving Corp. 1998-C1,
                Class D, 7.231%, 6/15/2031      2,846,259
  32,635,245   Deutsche Mortgage and Asset Receiving Corp. 1998-C1,
                    Class X, 2/15/2031      1,335,203
  598,505   FSA Finance, Inc., Class A, 7.42%, 6/1/2007      610,216
  3,600,000   First Union National Bank 2000-C1 A2, Class A2, 7.841%,
                 3/15/2010      4,012,732

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Collateralized Mortgage Obligations--continued
    Finance--continued

$ 1,963,782   GMAC Commercial Mortgage Securities, Inc. 1997-C2, Class A1,
                6.451%, 4/16/2029    $ 2,029,922
  5,000,000   LB Commercial Conduit Mortgage Trust 1998-C1, Class A3, 6.48%,
                    1/18/2008      5,221,057
  1,000,000   Merrill Lynch Mortgage Investors, Inc., Class A2, 6.48%,
                11/15/2026      1,025,432
  5,000,000   Merrill Lynch Mortgage Investors, Inc., Class A3, 6.72%,
                   11/15/2026      5,018,934
  2,000,000   Nomura Asset Securities Corp. 1998-D6, Class A3, 7.24%,
                       3/17/2028      2,093,924
  11,420,148   Nomura Asset Securities Corp. 1998-D6, Class ACS,
                     3/17/2028      93,512

--------------------------------------------------------------------------------

    Total Collateralized Mortgage Obligations (identified cost $32,008,664)
         33,457,872

--------------------------------------------------------------------------------

Corporate Bonds--30.1%
    Basic Materials--1.1%
  4,905,000   Du Pont (E.I.) de Nemours & Co., Note, 6.875%, 10/15/2009
              5,357,781
  1,000,000   Du Pont (E.I.) de Nemours & Co., Unsecd. Note, Series G, 6.47%,
                9/26/2002      1,031,200
  750,000   Temple-Inland, Inc., Unsecd. Note, 7.25%, 9/15/2004      778,448

--------------------------------------------------------------------------------

    Total      7,167,429

--------------------------------------------------------------------------------

    Capital Goods--1.0%
  5,670,000   Ingersoll-Rand Co., Note, 6.13%, 11/18/2027      5,906,893

--------------------------------------------------------------------------------

    Communication Services--1.0%
  3,000,000   AT&T Corp., Global Bond, 6.50%, 3/15/2029      2,569,050
  2,000,000   GTE Corp., Deb., 6.36%, 4/15/2006      2,101,900
  1,548,000   Worldcom, Inc., Note, 8.00%, 5/15/2006      1,671,190

--------------------------------------------------------------------------------

    Total      6,342,140

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

89

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Fixed Income Fund

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Corporate Bonds--continued
    Consumer Cyclicals--0.4%

$ 500,000   General Motors Corp., Unsecd. Note, 7.10%, 3/15/2006    $ 527,990
  2,019,000   K Mart Corp., Note, 9.375%, 2/1/2006      1,867,575

--------------------------------------------------------------------------------

    Total      2,395,565

--------------------------------------------------------------------------------

    Consumer Staples--1.7%
  2,000,000   Avon Products, Inc., 6.90%, 11/15/2004      2,111,560
  3,000,000   Kraft Foods, Inc., Note, 4.625%, 11/1/2006      2,955,840
  2,000,000   McDonald's Corp., Sr. Note, 6.00%, 6/23/2012      2,042,000
  3,000,000   Time Warner, Inc., Deb., 9.15%, 2/1/2023      3,633,390

--------------------------------------------------------------------------------

    Total        10,742,790

--------------------------------------------------------------------------------

    Finance--21.2%

  1,340,000   BB&T Corp., Sub. Note, 7.25%, 6/15/2007      1,449,518
  3,000,000   Bank One Corp., 7.75%, 7/15/2025      3,273,630
  2,600,000   Bank One Corp., Note, 6.50%, 2/1/2006      2,735,330
  1,250,000   Bank of America Corp., Note, 6.625%, 6/15/2004      1,333,400
  1,000,000   Bank of America Corp., Sub. Note, 6.625%, 8/1/2007      1,058,490
  5,948,000   Bank of America Corp., Sub. Note, 7.40%, 1/15/2011      6,474,874
  5,000,000   BankUnited Financial Corp., Note, 5.40%, 2/2/2004      5,178,100
  1,220,000   Bankers Trust Corp., Sub. Note, 7.25%, 10/15/2011      1,330,471
  1,880,000   Bankers Trust Corp., Sub. Note, 7.375%, 5/1/2008      2,070,312
  2,050,000   Bear Stearns Cos., Inc., Sr. Note, 6.15%, 3/2/2004      2,128,023
  1,000,000   Caterpillar Financial Services Corp., Note, Series F, 6.09%,
              3/1/2004      1,047,790
  2,000,000   Citigroup, Inc., Sr. Note, 6.75%, 12/1/2005      2,142,140
  2,500,000   Commercial Credit Co., Unsecd. Note, 7.375%,
                4/15/2005      2,703,700
  500,000   First Colony Corp., Sr. Note, 6.625%, 8/1/2003      526,410
  3,600,000   First Union Corp., Note, 6.625%, 6/15/2004      3,822,660

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Corporate Bonds--continued
    Finance--continued

$ 1,640,000   First Union Corp., Sub. Note, 6.30%, 4/15/2028    $ 1,682,525
  755,000   First Union Corp., Sub. Note, 6.824%, 8/1/2026      819,258
  2,745,000   First Union National Bank, Charlotte, N.C., 6.50%,
                12/1/2028      2,614,228
  2,853,000   Ford Motor Credit Co., Note, 7.375%, 10/28/2009         2,924,411
  2,445,000   GTE North, Inc., Deb., 5.65%, 11/15/2008      2,426,614
  2,500,000   General Electric Capital Corp., Note, 8.85%, 4/1/2005   2,867,500
  800,000   General Motors Acceptance Corp., Note, 5.80%, 3/12/2003      817,960
  2,000,000   General Motors Acceptance Corp., Unsecd. Note, 6.85%,
6/17/2004      2,091,820
  3,115,000   Goldman Sachs Group, Inc., Note, Series MTNB, 7.35%,
 10/1/2009      3,330,838
  2,000,000   Hartford Financial Services Group, Inc., Sr. Note, 7.75%,
 6/15/2005      2,162,280
  2,000,000   Hartford Life, Inc., Note, 7.10%, 6/15/2007      2,130,740
  2,000,000   Inter-American Development Bank, Deb., 8.875%,
6/1/2009      2,437,780
  2,145,000   International Lease Finance Corp., Note, 4.75%,
6/2/2003      2,177,926
  3,000,000   J.P. Morgan Chase & Co., Sub. Note, 6.75%, 2/1/2011    3,133,650
  1,000,000   Key Bank, Sub. Note, 7.00%, 2/1/2011      1,059,790
  2,330,000   Kinder Morgan Energy Partners, LP, Bond, 7.40%,
3/15/2031      2,423,876
  7,000,000   Lehman Brothers Holdings, Inc., Sr. Note, 7.875%,
11/1/2009      7,721,560
  1,000,000   Lehman Brothers Holdings, Inc., Sr. Note, 8.75%,
3/15/2005      1,124,290
  500,000   Merrill Lynch & Co., Inc., Note, 6.375%, 10/15/2008      520,705
  2,000,000   Merrill Lynch & Co., Inc., Sr. Unsub., 6.00%,
2/17/2009      2,007,200
  1,100,000   Metropolitan Life Insurance Co., 7.00%, 11/1/2005      1,173,117
  2,090,000   Morgan Stanley Group, Inc., Note, 6.875%, 3/1/2007      2,254,525
  1,500,000   Morgan Stanley, Dean Witter & Co., Unsecd. Note, Series I, 7.07%,
 2/10/2014      1,597,560


(See Notes to Portfolios of Investments)

90

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Fixed Income Fund

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Corporate Bonds--continued
    Finance--continued

$ 2,000,000   National City Corp., Sub. Note, 5.75%, 2/1/2009    $ 1,965,840
  2,075,000   National City Corp., Sub. Note, 6.875%, 5/15/2019      2,075,726
  500,000   National Rural Utilities Cooperative Finance Corp.,
Collateral Trust, 5.00%, 10/1/2002      509,625
  5,000,000   Newcourt Credit Group, Inc., Company Guarantee, 6.875%,
2/16/2005      5,228,000
  4,000,000   Quebec, Province of, Bond, 6.125%, 1/22/2011      4,126,280
  3,925,857   Rosecliff Realty/General Services Administration, Note, 8.00%,
 11/15/2008      4,279,419
  3,000,000   Salomon Smith Barney Holdings, Inc., Note, 5.875%,
3/15/2006      3,101,820
  2,100,000   Salomon, Inc., Note, 6.375%, 10/1/2004      2,222,136
  2,250,000   Simon DeBartolo Group, Inc., Sr. Note, 6.875%,
10/27/2005      2,317,928
  3,500,000   Sprint Capital Corp., Company Guarantee, 6.875%,
11/15/2028      3,150,000
  4,700,000   Union Planters Corp., Sub. Note, 6.50%, 3/15/2018      4,737,365
  3,590,000   Verizon Global Funding, Note, 7.25%, 12/1/2010      3,897,232
  3,300,000   Wells Fargo Bank, N.A., Sub. Note, 6.45%, 2/1/2011      3,413,454
  1,750,000   Wells Fargo Financial, Inc., Sr. Note, 6.625%,
7/15/2004      1,860,933

--------------------------------------------------------------------------------

    Total      131,660,759

--------------------------------------------------------------------------------

    Technology--0.7%

4,201,000   Honeywell International, Inc., Note, 6.875%, 10/3/2005    4,462,638

--------------------------------------------------------------------------------

    Transportation--0.6%

  1,150,000   Norfolk Southern Corp., Bond, 7.25%, 2/15/2031      1,183,523
  2,000,000   United Parcel Service, Deb., 8.375%, 4/1/2020      2,404,940

--------------------------------------------------------------------------------

    Total      3,588,463

--------------------------------------------------------------------------------


Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Corporate Bonds--continued

    Utilities--2.4%

$ 1,500,000   Consolidated Natural Gas Co., Sr. Note, 6.85%,
 4/15/2011    $ 1,558,170
  1,820,000   GTE California, Inc., Deb., Series G, 5.50%,
1/15/2009      1,786,330
  3,250,000   Georgia Power Co., Note, 6.20%, 2/1/2006      3,368,527
  5,000,000   National Fuel Gas Co., Note, 6.303%, 5/27/2008      4,960,500
  3,000,000   SCANA Corp., Sr. Note, Series B, 6.25%, 7/8/2003      3,100,950

--------------------------------------------------------------------------------

    Total      14,774,477

--------------------------------------------------------------------------------

    Total Corporate Bonds

 (identified cost $179,677,013)      187,041,154

--------------------------------------------------------------------------------

Foreign Bonds--2.5%
    Finance--1.6%

  185,000   Deutsche Bank Financial, Inc., Bank Guarantee, 7.50%,
 4/25/2009      205,174
  3,000,000   Hanson Overseas B.V., Sr. Note, 7.375%, 1/15/2003      3,118,230
  5,915,000   Landeskreditbank B-W, Sub. Note, 7.875%, 4/15/2004      6,446,995

--------------------------------------------------------------------------------

    Total      9,770,399

--------------------------------------------------------------------------------

    Utilities--0.9%

  1,135,000   Ontario Hydro, Sr. Note, 6.10%, 1/30/2008      1,203,690
  3,000,000   Petroleum Geo-Services ASA, Note, 7.50%, 3/31/2007      2,866,560
  1,760,000   Petroleum Geo-Services ASA, Sr. Note, 6.625%,
3/30/2008      1,581,694

--------------------------------------------------------------------------------

    Total      5,651,944

--------------------------------------------------------------------------------

    Total Foreign Bonds

 (identified cost $15,476,462)      15,422,343

--------------------------------------------------------------------------------

U.S. Government Agencies--45.0%
    Federal Farm Credit Bank--0.3%
  1,700,000   5.73%, 7/28/2003      1,782,348

--------------------------------------------------------------------------------

    Federal Home Loan Bank--0.5%
  2,000,000   5.72%, 8/25/2003      2,077,180
  1,000,000   6.52%, 4/2/2003      1,049,220

--------------------------------------------------------------------------------

    Total      3,126,400

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

91

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Fixed Income Fund

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

U.S. Government Agencies--continued
    Federal Home Loan Mortgage Corporation--7.9%
$ 1,171   12.50%, 2/1/2010    $ 1,341
  3,635   12.50%, 7/1/2011      4,204
  1,432   12.50%, 3/1/2014      1,664
  662   11.00%, 10/1/2010      745
  5,343   11.00%, 10/1/2015      6,075
  9,323   9.50%, 7/1/2016      10,084
  705   9.50%, 2/1/2019      763
  305   9.00%, 1/1/2019      328
  968   9.00%, 1/1/2019      1,043
  5,168   8.50%, 7/1/2017      5,560
  756   8.50%, 8/1/2017      813
  3,184   8.25%, 10/1/2007      3,360
  8,112   8.00%, 1/1/2008      8,519
  4,125   8.00%, 12/1/2008      4,318
  256   8.00%, 1/1/2009      269
  1,879   8.00%, 2/1/2009      1,967
  16,218   8.00%, 4/1/2009      17,032
  508,068   8.00%, 2/1/2017      537,836
  14,463   7.50%, 9/1/2007      15,290
  79,677   7.50%, 2/1/2023      83,586
  23,941   7.50%, 2/1/2023      25,116
  153,914   7.50%, 2/1/2023      161,465
  52,613   7.50%, 2/1/2023      55,194
  20,696   7.50%, 2/1/2023      21,711
  298,881   7.00%, 6/1/2008      313,171
  115,158   7.00%, 1/1/2023      119,368
  467,841   7.00%, 2/1/2023      484,946
  3,722,016   7.00%, 10/1/2029      3,834,830
  14,902,616   7.00%, 1/1/2030        15,354,314
  2,000,000   6.75%, 3/15/2031      2,177,180
  258,340   6.50%, 5/1/2008      267,542
  151,954   6.50%, 6/1/2008      157,367
  47,592   6.50%, 6/1/2008      49,287
  5,471   6.50%, 6/1/2008      5,665
  250,182   6.50%, 6/1/2008      259,093
  68,559   6.50%, 7/1/2008      71,002
  285,527   6.50%, 4/1/2009      295,252
  861,579   6.50%, 11/1/2011      889,580
  1,168,567   6.50%, 8/1/2013      1,204,348
  15,000,000   6.50%, 1/1/2030      14,859,300
  4,923,822   6.50%, 8/1/2031      4,985,370
  1,000,000   6.375%, 11/15/2003      1,060,940
  1,000,000   6.05%, 9/15/2022      1,032,810
  1,000,000   5.25%, 2/15/2004      1,039,840

--------------------------------------------------------------------------------

    Total      49,429,488

--------------------------------------------------------------------------------


Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

U.S. Government Agencies--continued
    Federal National Mortgage Association--27.4%
$ 154   12.50%, 9/1/2013    $ 176
  1,068   9.50%, 7/1/2016      1,146
  180   9.50%, 7/1/2016      196
  243   9.00%, 1/1/2017      263
  144   8.50%, 2/1/2019      155
  1,040   8.00%, 11/1/2008      1,098
  2,606   8.00%, 1/1/2009      2,760
  13,133   8.00%, 9/1/2009      13,908
  20,014   8.00%, 6/1/2022      21,392
  758,844   8.00%, 7/1/2025      806,028
  195,884   7.50%, 4/1/2007      206,199
  355,344   7.50%, 12/1/2022      372,554
  556,201   7.50%, 1/1/2023      583,138
  101,746   7.50%, 1/1/2023      106,674
  163,558   7.50%, 1/1/2023      171,479
  50,739   7.50%, 1/1/2023      53,196
  54,675   7.50%, 1/1/2023      57,323
  130,796   7.50%, 6/1/2023      137,132
  181,127   7.50%, 6/1/2023      189,901
  449,658   7.50%, 5/1/2026      470,311
  2,401,540   7.16%, 1/1/2010      2,643,753
  3,475,388   7.10%, 12/1/2006      3,773,543
  555,389   7.00%, 2/25/2021      557,122
  1,483,157   7.00%, 11/1/2028      1,526,717
  3,832,335   7.00%, 8/1/2029      3,942,476
  3,795,674   7.00%, 10/1/2029      3,904,761
  6,351,382   7.00%, 8/1/2030      6,533,984
  4,296,220   6.935%, 4/1/2004      4,533,847
  6,131,541   6.90%, 4/1/2006      6,606,971
  1,472,900   6.50%, 9/1/2012      1,517,853
  1,678,746   6.50%, 9/1/2012      1,729,982
  4,886,641   6.50%, 7/1/2013      5,031,676
  1,219,358   6.50%, 7/1/2013      1,255,549
  616,919   6.50%, 8/1/2013      635,229
  2,400,000   6.50%, 1/25/2014      2,509,488
  1,681,677   6.50%, 1/1/2028      1,704,800
  23,249,933   6.50%, 2/1/2029      23,562,412
  2,287,668   6.50%, 3/1/2029      2,317,705
  24,000,000   6.50%, 1/1/2030      24,300,000
  2,478,685   6.489%, 6/1/2009      2,605,483
  2,713,067   6.468%, 6/1/2009      2,847,504
  1,854,635   6.445%, 6/1/2009      1,966,641
  2,884,226   6.29%, 4/1/2008      3,035,862
  964,092   6.20%, 9/1/2008      1,010,513
  3,347,357   6.10%, 3/1/2008      3,492,207
  2,454,686   6.10%, 8/1/2008      2,558,369


(See Notes to Portfolios of Investments)

92

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Fixed Income Fund

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

U.S. Government Agencies--continued
    Federal National Mortgage Association--continued

$ 561,495   6.00%, 1/1/2009    $ 575,352
  843,574   6.00%, 4/1/2011      861,230
  7,619,300   6.00%, 4/1/2013      7,747,838
  1,330,273   6.00%, 6/1/2013      1,352,714
  6,687,029   6.00%, 7/1/2013      6,799,839
  1,956,604   6.00%, 7/1/2013      1,989,612
  2,718,665   6.00%, 8/1/2013      2,764,529
  3,994,571   6.00%, 10/1/2031      3,952,109
  25,000,000   6.00% 12/1/2099      25,304,500

--------------------------------------------------------------------------------

    Total      170,647,199

--------------------------------------------------------------------------------

    Government National Mortgage Association--8.2%
  4,368   11.00%, 9/15/2015      4,977
  36   11.00%, 11/15/2015      41
  958   11.00%, 11/15/2015      1,099
  425   10.50%, 8/15/2017      488
  556   9.50%, 5/15/2016      614
  702   9.50%, 5/15/2016      775
  4,146   9.50%, 5/15/2016      4,581
  14,956   9.50%, 6/15/2016      16,526
  563   9.50%, 7/15/2016      622
  1,635   9.50%, 7/15/2016      1,807
  33,650   9.50%, 12/15/2016      37,183
  1,730   9.50%, 12/15/2016      1,912
  5,220   9.50%, 9/15/2017      5,769
  6,023   9.50%, 10/15/2017      6,655
  794   9.50%, 7/15/2018      877
  1,827   9.50%, 4/15/2020      1,998
  8,647   9.50%, 4/15/2020      9,455
  20,398   9.50%, 6/15/2020      22,303
  5,418   9.50%, 6/15/2020      5,924
  20,576   9.50%, 9/15/2020      22,499
  5,713   9.50%, 10/15/2020      6,246
  38,678   9.50%, 10/15/2020      42,292
  12,229   9.50%, 11/15/2020      13,371
  1,587   9.50%, 7/15/2021      1,727
  10,227   9.00%, 5/15/2016      11,173
  5,008   9.00%, 5/15/2016      5,471
  4,356   9.00%, 5/15/2016      4,758
  2,889   9.00%, 6/15/2016      3,156
  11,193   9.00%, 6/15/2016      12,229
  554   9.00%, 7/15/2016      603
  4,924   9.00%, 7/15/2016      5,379
  9,433   9.00%, 7/15/2016      10,306
  502   9.00%, 8/15/2016      549

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

U.S. Government Agencies--continued
    Government National Mortgage Association--continued

$ 38   9.00%, 8/15/2016    $                  42
  8,510   9.00%, 9/15/2016      9,298
  9,275   9.00%, 9/15/2016      10,133
  11,325   9.00%, 9/15/2016      12,372
  5,649   9.00%, 9/15/2016      6,172
  255   9.00%, 10/15/2016      279
  15,148   9.00%, 10/15/2016      16,549
  12,683   9.00%, 10/15/2016      13,856
  10,001   9.00%, 10/15/2016      10,927
  14,019   9.00%, 11/15/2016      15,316
  10,693   9.00%, 11/15/2016      11,645
  488   9.00%, 12/15/2016      534
  11,519   9.00%, 1/15/2017      12,585
  3,754   9.00%, 1/15/2017      4,023
  38,953   9.00%, 1/15/2017      42,556
  1,643   9.00%, 1/15/2017      1,795
  6,617   9.00%, 1/15/2017      7,229
  24,284   9.00%, 1/15/2017      26,530
  42,666   9.00%, 2/15/2017      46,613
  79,274   9.00%, 3/15/2017      86,607
  5,043   9.00%, 5/15/2017      5,510
  1,631   9.00%, 6/15/2017      1,782
  4,124   9.00%, 6/15/2017      4,505
  1,853   9.00%, 4/15/2018      2,024
  5,085   9.00%, 6/15/2018      5,555
  7,608   9.00%, 7/15/2018      8,312
  43,712   9.00%, 9/15/2019      47,591
  20,278   9.00%, 10/15/2019      22,078
  2,184   9.00%, 11/15/2019      2,378
  2,307   9.00%, 12/15/2019      2,511
  9,949   9.00%, 1/15/2020      10,832
  7,025   9.00%, 2/15/2020      7,648
  74,679   9.00%, 3/15/2020      80,839
  5,391   9.00%, 8/15/2020      5,836
  130,695   9.00%, 9/15/2020      141,477
  28,135   9.00%, 10/15/2020      30,455
  34,355   9.00%, 11/15/2020      37,189
  3,463   9.00%, 11/15/2020      3,749
  16,509   9.00%, 1/15/2021      17,870
  6,195   9.00%, 1/15/2021      6,706
  22,371   9.00%, 1/15/2021      24,217
  5,673   9.00%, 1/15/2021      6,141
  23,105   9.00%, 1/15/2021      25,011
  31,206   9.00%, 2/15/2021      33,780
  24,174   9.00%, 7/15/2021      26,198
  45,734   9.00%, 7/15/2021      49,563


(See Notes to Portfolios of Investments)

93

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Fixed Income Fund

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

U.S. Government Agencies--continued
    Government National Mortgage Association--continued

$ 14,007   9.00%, 7/15/2021    $          15,180
  29,638   9.00%, 8/15/2021      32,120
  58,048   9.00%, 4/15/2022      62,908
  43,584   9.00%, 5/15/2022      47,234
  4,083   9.00%, 7/15/2022      4,425
  15,687   9.00%, 9/15/2022      17,000
  11,536   8.50%, 5/15/2016      12,498
  8,393   8.50%, 6/15/2016      9,093
  6,088   8.50%, 6/15/2016      6,596
  1,379   8.50%, 7/15/2016      1,487
  1,808   8.50%, 6/15/2017      1,959
  437   8.50%, 9/15/2017      474
  10,949   8.50%, 5/15/2021      11,794
  21,396   8.50%, 11/15/2021      23,047
  5,490   8.50%, 11/15/2021      5,913
  33,368   8.50%, 11/15/2021      35,943
  21,709   8.50%, 12/15/2021      23,385
  808   8.50%, 4/15/2022      868
  19,184   8.50%, 5/15/2022      20,617
  16,108   8.50%, 6/15/2022      17,311
  222,369   8.50%, 9/15/2022      238,976
  184,366   8.50%, 9/15/2022      198,134
  157,122   8.50%, 11/15/2022      168,856
  3,014   8.00%, 6/15/2004      3,120
  3,745   8.00%, 2/15/2017      4,014
  329,855   8.00%, 4/15/2017      353,252
  5,226   8.00%, 6/15/2017      5,596
  54,453   8.00%, 4/15/2022      58,162
  95,126   8.00%, 5/15/2022      101,605
  75,635   8.00%, 9/15/2022      80,787
  26,132   8.00%, 9/15/2022      27,912
  138,302   8.00%, 9/15/2022      147,722
  464,729   8.00%, 6/15/2023      496,382
  65,518   7.50%, 2/15/2022      68,807
  49,841   7.50%, 2/15/2022      52,317
  87,629   7.50%, 8/15/2022      91,983
  76,806   7.50%, 10/15/2022      80,623
  65,774   7.50%, 11/15/2022      69,043
  84,300   7.50%, 12/15/2022      88,489
  19,191   7.50%, 12/15/2022      20,144
  49,602   7.50%, 12/15/2022      52,066
  73,268   7.50%, 12/15/2022      76,908

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

U.S. Government Agencies--continued
    Government National Mortgage Association--continued

$ 71,731   7.50%, 2/15/2023    $ 75,295
  75,974   7.50%, 2/15/2023      79,750
  36,156   7.50%, 3/15/2023      37,952
  418,406   7.50%, 1/15/2024      439,197
  417,494   7.00%, 6/15/2023      433,017
  4,379,529   7.00%, 9/15/2029      4,513,631
  618,025   6.50%, 5/15/2009      642,838
  345,943   6.50%, 5/15/2011      359,996
  594,092   6.50%, 3/15/2024      607,268
  1,591,727   6.50%, 4/15/2024      1,627,031
  2,620,744   6.50%, 11/20/2027      2,654,342
  7,647,210   6.50%, 1/15/2029      7,759,547
  2,973,058   6.50%, 3/15/2029      3,016,702
  4,943,227   6.50%, 7/15/2031      5,015,793
  749,027   6.00%, 5/15/2009      763,768
  5,832,748   6.00%, 1/15/2029      5,792,619
  3,040,560   6.00%, 2/15/2029      3,018,698
  2,730,903   6.00%, 2/15/2029      2,711,268
  2,689,158   6.00%, 2/15/2029      2,673,637
  5,001,627   6.00%, 3/15/2029      4,965,666

--------------------------------------------------------------------------------

    Total      51,230,948

--------------------------------------------------------------------------------

    Private Export Funding Corporation--0.4%
  2,000,000   Private Export Funding Corp., Unsecd. Note, Series I, 7.20%,
1/15/2010      2,217,060

--------------------------------------------------------------------------------

    Sovereign Agency--0.3%
  1,590,000   Israel AID, U.S. Government Guarantee, 6.125%, 3/15/2003 1,650,961

--------------------------------------------------------------------------------

    Total U.S. Government Agencies (identified cost $272,960,598)   280,084,404

--------------------------------------------------------------------------------

U.S. Treasury Obligations--10.5%
    U.S. Treasury Notes--0.4%
  2,417,000   United States Treasury Note, 4.625%, 5/15/2006      2,478,924
  10,000   United States Treasury Note, 6.50%, 2/15/2010      11,206

--------------------------------------------------------------------------------

    Total      2,490,130

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

94

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Fixed Income Fund

Principal Amount
 or Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

U.S. Treasury Obligations--continued
    U.S. Treasury Bonds--10.1%
$ 11,195,000   United States Treasury Bond,
 6.375%, 8/15/2027    $   12,447,385
  40,100,000   United States Treasury Bond,
 6.75%, 8/15/2026      46,453,444
  3,310,000   United States Treasury Bond,
 8.00%, 11/15/2021      4,286,980

--------------------------------------------------------------------------------

    Total      63,187,809

--------------------------------------------------------------------------------

    Total U.S. Treasury

 (identified cost $62,074,872)      65,677,939

--------------------------------------------------------------------------------

    Registered Investment

 Companies--8.7%

  226,000   2002 Target Term Trust, Inc.      3,286,040
  28,400   Blackrock Advantage Term Trust      315,240
  570,900   Blackrock Strategic Term Trust, Inc.      5,537,730
  314,800   Dresdner RCM Global Strategic Income Fund      2,112,308
  3,200   Nations Government Income Term Trust 2003      32,192

Shares or Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Registered Investment Companies--continued

  1,201,800   RCM Strategic Global Government Fund    $ 13,255,854
  2,560,612   Strong High Yield Bond Fund      20,536,107
  184,400   TCW/DW Term Trust 2002      1,954,640
  333,600   TCW/DW Term Trust 2003      3,576,192
  496,300   Templeton Global Income Fund      3,320,247

--------------------------------------------------------------------------------

    Total Registered Investment Companies
 (identified cost $52,956,813)      53,926,550

--------------------------------------------------------------------------------

(3) Repurchase Agreement--2.0%
$ 12,470,555   Goldman Sachs & Co., 2.11%, dated 11/30/2001, due 12/3/200
 (at amortized cost)      12,470,555

--------------------------------------------------------------------------------

    Total Investments

 (identified cost $656,751,707)    $ 678,286,867

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

95

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Intermediate Fixed Income Fund (Class A Shares)



Growth of $10,000 Invested in Wachovia Intermediate Fixed Income Fund
 (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Intermediate Fixed Income Fund (Class A Shares) (the "Fund") from January 29, 1993 (start of performance) to November 30, 2001 compared to the Lehman Brothers Government/Credit Intermediate Index (Lehman Intermediate).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    4.92 %
5 Year    5.33 %
Start of Performance (1/29/93) (cumulative)    57.32 %
Start of Performance (1/29/93)    5.26 %


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Intermediate has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The Lehman Intermediate is an unmanaged index comprised of all the bonds issued by the Lehman Intermediate with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Lehman Intermediate is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index. *** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e. without adjusting for applicable sales charge) for the 1-year, 5-year, start of performance (1/29/93) (cumulative) and start of performance (1/29/93) periods were 9.89%, 6.31%, 64.71% and 5.81%, respectively.

96

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Intermediate Fixed Income Fund (Class B Shares)


Growth of $10,000 Invested in Wachovia Intermediate Fixed Income Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Intermediate Fixed Income Fund (Class B Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Lehman Brothers Government/Credit Intermediate Index (Lehman Intermediate).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) 4.49 %

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a 5.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Intermediate has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The Lehman Intermediate is an unmanaged index comprised of all the bonds issued by the Lehman Intermediate with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Lehman Intermediate not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index. *** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

97

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Intermediate Fixed Income Fund (Class C Shares)


Growth of $10,000 Invested in Wachovia Intermediate Fixed Income Fund
 (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Intermediate Fixed Income Fund (Class C Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Lehman Brothers Government/Credit Intermediate Index (Lehman Intermediate).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) 6.73 %

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

    *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Intermediate has been adjusted to reflect the reinvestment of dividends on securities in the index.

  **The Lehman Intermediate is an unmanaged index comprised of all the bonds issued by the Lehman Intermediate with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Lehman Intermediate not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

***Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

98

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Intermediate Fixed Income Fund (Class Y Shares)



Growth of $10,000 Invested in Wachovia Intermediate Fixed Income Fund
 (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Intermediate Fixed Income Fund (Class Y Shares) (the "Fund") from March 30, 1998 (start of performance) to November 30, 2001 compared to the Lehman Brothers Government/Credit Intermediate Index (Lehman Intermediate).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001 1 Year 10.05 % Start of Performance (3/30/98) (cumulative) 25.75 % Start of Performance (3/30/98) 6.44 %

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Intermediate has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The Lehman Intermediate is an unmanaged index comprised of all the bonds issued by the Lehman Intermediate with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Lehman Intermediate not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

99

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Intermediate Fixed Income Fund
Portfolio of Investments

November 30, 2001

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Asset-Backed Securities--5.7%
    Finance--5.7%

$ 761,937 CIT Equipment Collateral 2001-1, Class A2, 5.020%, 4/20/2003 $ 768,844
  1,500,000 Chase Manhattan Auto Owner Trust 2001-A, Class A4, 5.07%, 2/15/2008 1,535,971 1,345,000 DaimlerChrysler Auto Trust 2001-B, Class A4, 5.32%,
  9/6/2006  1,388,495  1,135,000  Discover Card Master Trust I 1998-7,  Class A,
  5.600%, 5/16/2006 1,172,943 1,475,000 Distribution Financial Services RV Trust 1999-1, Class A5, 5.970%, 8/15/2013 1,518,811 1,000,000 Ford Credit Auto Owner
  Trust 2000-G, Class A4, 6.620%, 7/15/2004 1,038,430 448,263 Premier Auto Trust
  1998-1, Class A4, 5.700%, 10/6/2002 450,921

--------------------------------------------------------------------------------

    Total Asset-Backed Securities (identified cost $7,655,608)      7,874,415

--------------------------------------------------------------------------------

Collateralized Mortgage Obligations--6.1%
  760,000   CS First Boston Mortgage Securities Corp. 2001-CK1, Class A3,
 6.380%, 12/16/2035      780,610
  1,540,000   CS First Boston Mortgage Securities Corp., Class A4, 5.435%,
 9/15/2034      1,477,991
  2,000,000   Credit Suisse First Boston USA, Inc., 3.727%,
 8/25/2003      2,000,096
  1,000,000   (4)FSA Finance, Inc., Class B, 7.780%, 6/1/2007      1,020,029
  2,000,000   Federal Home Loan Mortgage Corp., Series 2230, Class PN, 7.000%,
 3/15/2029      2,113,120
  1,000,000   Merrill Lynch Mortgage Investors, Inc., 1998-C1, Class A2, 6.480%,
 11/15/2026      1,025,432
  3,298,599   Nomura Asset Securities Corp. 1998-D6, Class ACS1, 1.910%,
 3/17/2028      27,010

--------------------------------------------------------------------------------

    Total Collateralized Mortgage Obligations (Identified cost $8,288,241)
      8,444,288

--------------------------------------------------------------------------------

Corporate Bonds--33.9%
    Capital Goods--0.5%
  650,000   Tyco Capital Corp., Sr. Note, 5.625%, 10/15/2003      672,080

--------------------------------------------------------------------------------


Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Corporate Bonds--continued
    Communication Services--4.9%
$ 375,000   CPC International, Inc., Unsecd. Note, 6.150%, 1/15/2006   $395,606
  425,000   Cox Communications, Inc., MTN, 6.690%, 9/20/2004      447,019
  1,000,000   GTE North, Inc., Deb., 5.650%, 11/15/2008      992,480
  2,000,000   Verizon Communications, Note, Series A, 5.650%,
11/15/2011      1,933,020
  878,000   WorldCom, Inc., Note, 8.000%, 5/15/2006      947,871
  1,000,000   WorldCom, Inc., Sr. Note, 6.250%, 8/15/2003      1,030,210
  1,000,000   WorldCom, Inc., Sr. Note, 6.400%, 8/15/2005      1,022,310

--------------------------------------------------------------------------------

    Total      6,768,516

--------------------------------------------------------------------------------

    Consumer Cyclicals--1.5%
  1,000,000   Carnival Corp., Note, 6.150%, 4/15/2008      920,640
  750,000   Coca-Cola Enterprises, Inc., 5.750%, 11/1/2008      764,258
  447,000   K Mart Corp., Note, 9.375%, 2/1/2006      413,475

--------------------------------------------------------------------------------

    Total      2,098,373

--------------------------------------------------------------------------------

    Banking & Finance--18.8%
  2,302,000   Bank of America Corp., Sub. Note, 7.400%, 1/15/2011      2,505,911
  1,000,000   Bank One Corp., Note, 6.500%, 2/1/2006      1,052,050
  1,000,000   BankBoston NA, Sub. Note, 6.500%, 12/19/2007      1,040,720
  500,000   Citigroup, Inc., Sr. Note, 6.750%, 12/1/2005      535,535
  1,000,000   Deutsche Bank Financial, Inc., Bank Guarantee, 6.700%,
12/13/2006      1,078,240
  500,000   Dresdner Bank AG, Frankfurt, Sub. Note, 6.625%, 9/15/2005   529,510
  1,205,000   First Union Corp., Sub. Note, 6.300%, 4/15/2028      1,236,246
  1,500,000   First Union National Bank, Charlotte, NC, 7.875%,
2/15/2010      1,666,845
  2,000,000   Fleet Credit Card LLC, Sub. Note, 7.000%, 8/1/2003      2,110,280


(See Notes to Portfolios of Investments)

100

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Intermediate Fixed Income Fund

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Corporate Bonds--continued
    Banking & Finance--continued

$ 505,000   Ford Motor Credit Co., Note, 7.375%, 10/28/2009    $ 517,640
  1,000,000   Ford Motor Credit Co., Sr. Unsub., 7.200%,
6/15/2007      1,038,160
  790,000   Goldman Sachs Group, Inc., Note, MTN, 7.350%,
10/1/2009      844,739
  1,000,000   J.P. Morgan & Co., Inc., Sub. Note, 6.000%,
1/15/2009      1,009,530
  1,000,000   J.P. Morgan & Co., Inc., Sub. Note, 7.625%,
9/15/2004      1,089,950
  1,000,000   KFW International Finance, Company Guarantee,
8.250%,
11/30/2004      1,113,659
  1,000,000   Lehman Brothers Holdings, Inc., Bond, 7.000%,
5/15/2003      1,048,620
  1,000,000   Lehman Brothers Holdings, Inc., Note, 7.375%,
5/15/2004      1,077,950
  1,000,000   Norwest Financial, Inc., Sr. Note, 7.200%,
4/1/2004      1,072,120
  1,000,000   Salomon Smith Barney Holdings, Inc., Note,
5.875%, 3/15/2006      1,033,940
  2,302,000   Southern National Corp., Sub. Note, 7.050%,
5/23/2003      2,412,220
  1,000,000   Union Planters Corp., Sub. Note, 6.500%,
3/15/2018      1,007,950
  900,000   (4)Verizon Global Funding, Note, 7.250%,
12/1/2010      977,022

--------------------------------------------------------------------------------

    Total      25,998,837

--------------------------------------------------------------------------------

    Health Care--1.8%
  1,000,000   Bristol-Myers Squibb Co., Deb., 7.150%, 6/15/2023      1,113,190
  1,300,000   Smithkline Beecham Corp., Note, Series A, 6.625%,
10/1/2005      1,341,340

--------------------------------------------------------------------------------

    Total      2,454,530

--------------------------------------------------------------------------------

    Real Estate--0.4%
  450,000   Simon DeBartolo Group, Inc., Sr. Note, 6.875%, 10/27/2005   463,586

--------------------------------------------------------------------------------

    Recreation--2.5%

  3,250,000   Disney (Walt) Co., Sr. Note, (Series B), 6.750%,
3/30/2006      3,438,500

--------------------------------------------------------------------------------

    Technology--0.6%

  825,000   Honeywell International, Inc., Note, 6.875%, 10/3/2005      876,381

--------------------------------------------------------------------------------


Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Corporate Bonds--continued

    Transportation--1.5%

$ 1,000,000   Burlington Northern, Inc., Equipment Trust, (Series 96AA), 7.460%,
9/24/2011    $ 1,059,588
  1,000,000   CSX Corp., Deb., 7.050%, 5/1/2002      1,016,280

--------------------------------------------------------------------------------

    Total      2,075,868

--------------------------------------------------------------------------------

    Utilities--1.4%

  600,000   Petroleum Geo-Services ASA, Note, 7.500%, 3/31/2007      573,312
  350,000   Petroleum Geo-Services ASA, Sr. Note, 6.625%, 3/30/2008     314,542
  1,000,000   SCANA Corp., MTN (Series B), 7.440%, 10/19/2004      1,085,570

--------------------------------------------------------------------------------

    Total      1,973,424

--------------------------------------------------------------------------------

    Total Corporate Bonds

 (identified cost $45,135,682)      46,820,095

--------------------------------------------------------------------------------

Government Agencies--30.3%
    Federal Farm Credit--0.8%
  1,080,000   5.750%, 9/1/2005      1,130,792

--------------------------------------------------------------------------------

    Federal Home Loan Bank System--5.3%
  2,000,000   4.790%, 8/27/2004      2,034,380
  1,000,000   5.280%, 1/6/2004      1,037,660
  1,000,000   5.575%, 2/17/2009      1,022,190
  2,000,000   5.625%, 2/21/2006      2,058,740
  1,030,000   8.090%, 12/28/2004      1,151,190

--------------------------------------------------------------------------------

    Total      7,304,160

--------------------------------------------------------------------------------

    Federal Home Loan Mortgage Corporation--2.1%
  974,533   6.500%, 7/1/2031      986,715
  1,886,440   7.000%, 7/1/2029      1,943,618

--------------------------------------------------------------------------------

    Total      2,930,333

--------------------------------------------------------------------------------

    Federal National Mortgage Association--18.2%
  2,955,000   5.625%, 5/14/2004      3,102,750
  2,548,399   6.000%, 8/1/2013      2,591,391
  1,198,371   6.000%, 10/1/2031      1,185,633
  2,211,983   6.500%, 7/1/2013      2,277,634
  2,897,818   6.500%, 9/1/2021      2,950,327
  2,446,826   6.500%, 8/1/2028      2,479,711
  5,569,291   6.500%, 2/1/2029      5,644,142
  1,500,000   6.500%, 1/1/2030      1,518,750


(See Notes to Portfolios of Investments)

101

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Intermediate Fixed Income Fund

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Government Agencies--continued

    Federal National Mortgage Association--continued
$ 1,413,625   6.740%, 1/1/2004    $ 1,483,171

  1,904,749   7.000%, 9/1/2027      1,961,892

--------------------------------------------------------------------------------

    Total      25,195,401

--------------------------------------------------------------------------------

    Government National Mortgage Association--3.9%
  1,234,751   6.000%, 2/15/2029      1,225,873
  1,109,002   6.000%, 2/15/2029      1,101,028
  1,092,049   6.000%, 2/15/2029      1,085,747
  2,031,128   6.000%, 3/15/2029      2,016,525

--------------------------------------------------------------------------------

    Total      5,429,173

--------------------------------------------------------------------------------

    Total Government Agencies
 (identified cost $41,042,921)      41,989,859

--------------------------------------------------------------------------------

U.S. Treasury Obligations--10.2%
    United States Treasury Bonds--0.9%
  455,000   6.125%, 11/15/2027      491,259
  675,000   7.250%, 5/15/2016      799,031

--------------------------------------------------------------------------------

    Total      1,290,290

--------------------------------------------------------------------------------

    (2)United States Treasury Notes--9.3%
  1,000,000   5.625%, 5/15/2008      1,065,000
  1,000,000   5.875%, 9/30/2002      1,031,870
  2,000,000   6.250%, 2/15/2003      2,097,240
  3,705,000   6.375%, 8/15/2002      3,819,633

Principal Amount or Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

U.S. Treasury Obligations--continued
    (2)United States Treasury

 Notes--continued

$ 650,000   6.500%, 8/15/2005    $ 711,340
  1,500,000   6.875%, 5/15/2006      1,674,375
  2,150,000   7.000%, 7/15/2006      2,412,020

--------------------------------------------------------------------------------

    Total      12,811,478

--------------------------------------------------------------------------------

    Total U.S. Treasury Obligations
(identified cost $13,285,811)      14,101,768

--------------------------------------------------------------------------------

Registered Investment Companies--7.8%
  26,155   2002 Target Term Trust, Inc.      380,294
  155,667   Blackrock Strategic Term Trust, Inc.      1,509,970
  23,100   Hyperion 2002 Term Trust      222,453
  588,235   Strong High Yield Bond Fund      4,717,646
  50,000   TCW/DW Term Trust 2002      530,000
  314,400   TCW/DW Term Trust 2003      3,370,368

--------------------------------------------------------------------------------

    Total Registered Investment Companies
 (identified cost $10,846,902)      10,730,731

--------------------------------------------------------------------------------

(3) Repurchase Agreement--3.2%
$ 4,461,083   Goldman Sachs & Co., 2.11%, dated 11/30/2001, due 12/3/2001
 (at amortized cost)      4,461,083

--------------------------------------------------------------------------------

    Total Investments

 (identified cost $130,716,248)    $ 134,422,239

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

102

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Short-Term Fixed Income Fund (Class A Shares)


Growth of $10,000 Invested in Wachovia Short-Term Fixed Income Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Short-Term Fixed Income Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 2001 compared to the Merrill Lynch 1-3 Year Treasury Index (ML1-3T).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    6.64 %
5 Year    5.57 %
Start of Performance (5/7/93) (cumulative)    54.68 %
Start of Performance (5/7/93)    5.22 %


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to February 1, 1995. As of February 1, 1995, the Fund's maximum sales charge is 2.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1-3T has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The ML1-3T is an unmanaged index tracking short-term government securities with maturities between 1 and 2.99 years. It is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. The ML1-3T is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index. *** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e. without adjusting for the applicable sales charge) for the 1-year, 5-year, start of performance (5/7/93) (cumulative) and start of performance (5/7/93) periods were 9.38%, 6.11%, 58.70%, and 5.54%, respectively.

103

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Wachovia Short-Term Fixed Income Fund (Class B Shares)



Growth of $10,000 Invested in Wachovia Short-Term Fixed Income Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Short-Term Fixed Income Fund (Class B Shares) (the "Fund") from
December 12, 2000 (start of performance) to November 30, 2001 compared to the Merrill Lynch 1-3 Year Treasury Index (ML1-3T).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) 3.52 %

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects the 5.00% maximum contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1-3T has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The ML1-3T is an unmanaged index tracking short-term government securities with maturities between 1 and 2.99 years. It is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. The ML1-3T is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index. *** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

104

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--------------------------------------------------------------------------------

Wachovia Short-Term Fixed Income Fund (Class C Shares)



Growth of $10,000 Invested in Wachovia Short-Term Fixed Income Fund (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Short-Term Fixed Income Fund (Class C Shares) (the "Fund") from
December 12, 2000 (start of performance) to November 30, 2001 compared to the Merrill Lynch 1-3 Year Treasury Index (ML1-3T).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) 7.99 %

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1-3T has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The ML1-3T is an unmanaged index tracking short-term government securities with maturities between 1 and 2.99 years. It is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. The ML1-3T is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index. *** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

105

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--------------------------------------------------------------------------------

Wachovia Short-Term Fixed Income Fund (Class Y Shares)



Growth of $10,000 Invested in Wachovia Short-Term Fixed Income Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Short-Term Fixed Income Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to Merrill Lynch 1-3 Year Treasury Index (ML1-3T)**.

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    9.55 %
5 Year    6.35 %
Start of Performance (7/23/96) (cumulative)    40.11 %
Start of Performance (7/23/96)    6.50 %


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1-3T has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The ML1-3T is an unmanaged index tracking short-term U.S. government securities with maturities between 1 and
2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith. The ML1-3T is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

106

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--------------------------------------------------------------------------------

Wachovia Short Term Fixed Income Fund
Portfolio of Investments

November 30, 2001



Principal
Amount          Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Asset-Backed Security--2.2%
$ 1,000,000     Distribution Financial Services RV Trust, (Series 1999-2),
Class A4, 6.48%, 10/15/2013
 (identified cost $999,781)    $ 1,044,086

--------------------------------------------------------------------------------

Collateralized Mortgage Obligation--1.3%
      Finance--1.3%

  598,505 (4)   FSA Finance, Inc., Class A, 7.420%, 6/1/2007
(identified cost $593,269)      610,216

--------------------------------------------------------------------------------

Corporate Bonds--57.6%
      Capital Goods--4.4%
  2,000,000     Eaton Corp., 7.050%, 9/4/2002      2,065,718

--------------------------------------------------------------------------------

      Consumer Durables--5.4%
  2,500,000     DaimlerChrysler AG, Note, 7.125%, 3/1/2002      2,521,925

--------------------------------------------------------------------------------

      Consumer Staples--2.2%
  1,000,000     Avon Products, Inc., 6.900%, 11/15/2004      1,055,780

--------------------------------------------------------------------------------

      Finance--34.8%

  2,000,000     Bank of America Corp., 7.125%, 9/15/2006      2,172,960
  1,000,000     Countrywide Home Loans, Inc., 5.500%, 8/1/2006      1,005,110
  2,000,000     Ford Motor Credit Co., Note, 7.600%, 8/1/2005      2,099,280
  1,000,000     General Electric Capital Corp., 6.750%, 9/11/2003     1,062,920
  2,000,000     General Motors Acceptance Corp., 6.380%, 1/30/2004    2,064,720
  500,000     Heller Financial, Inc., 7.875%, 5/15/2003      534,190
  1,000,000     Household Finance Corp., Notes, 6.500%, 1/24/2006     1,050,320
  1,000,000     Household Finance Corp., MTN, 6.125%, 7/15/2002      1,021,000
  700,000     International Lease Finance Corp., MTN, 5.500%, 6/7/2004  711,928
  2,000,000     Southern National Corp., Notes, 7.050%, 5/23/2003     2,095,760
  1,500,000     Textron Financial Corp., 5.950%, 3/15/2004      1,530,315

Principal
Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Corporate Bonds--continued
    Finance--continued

$ 1,000,000   Tyco Capital Corp., Notes, 5.625%, 10/15/2003    $ 1,033,970

--------------------------------------------------------------------------------

    Total      16,382,473

--------------------------------------------------------------------------------

    Technology--6.4%

  1,945,000   BellSouth Telecommunications, Inc., 6.000%, 6/15/2002   1,969,215
  1,000,000   First Data Corp., 6.625%, 4/1/2003      1,034,090

--------------------------------------------------------------------------------

    Total      3,003,305

--------------------------------------------------------------------------------

    Utilities--4.4%

  1,000,000   Dominion Resources, Inc., 7.600%, 7/15/2003      1,057,900
  1,000,000   Gulf Power Co., Sr. Note, Series C, 4.690%, 8/1/2003    1,014,010

--------------------------------------------------------------------------------

    Total      2,071,910

--------------------------------------------------------------------------------

    Total Corporate Bonds

 (identified cost $26,300,838)      27,101,111

--------------------------------------------------------------------------------

U.S. Government Agencies--22.0%
    Federal Home Loan Bank--15.5%
  6,000,000   5.735%, 7/22/2003      6,287,820
  1,000,000   6.050%, 1/9/2004      1,004,060

--------------------------------------------------------------------------------

    Total      7,291,880

--------------------------------------------------------------------------------

    Federal National Mortgage Association--6.5%
  2,988,351   6.000%, 9/1/2013      3,038,764

--------------------------------------------------------------------------------

    Total U.S. Government Agencies (identified cost $9,964,217)      10,330,644

--------------------------------------------------------------------------------

U.S. Treasury Obligations--8.9%
    United States Treasury Notes--8.9%
  2,000,000   4.625%, 5/15/2006      2,051,240
  1,000,000   5.750%, 8/15/2003      1,050,940
  1,000,000   6.750%, 5/15/2005      1,098,050

--------------------------------------------------------------------------------

    Total U.S. Treasury Obligations (identified cost $4,049,297)      4,200,230

--------------------------------------------------------------------------------

(3) Repurchase Agreement--6.5%
  3,057,750   Goldman Sachs Group, LP, 2.110%, dated 11/30/2001, due 12/3/2001
 (at amortized cost)      3,057,750

--------------------------------------------------------------------------------

    Total Investments

 (identified cost $44,965,152)    $ 46,344,037

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

107

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--------------------------------------------------------------------------------

Wachovia Georgia Municipal Bond Fund (Class A Shares)


Growth of $10,000 Invested in Wachovia Georgia Municipal Bond Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Georgia Municipal Bond Fund (Class A Shares) (the "Fund") from December 23, 1994 (start of performance) to November 30, 2001 compared to the Lehman Brothers Municipal Bond Index (LBMBI).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    2.46 %
5 Year    3.58 %
Start of Performance (12/23/94) (cumulative)    42.65 %
Start of Performance (12/23/94)    5.25 %


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBI has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The LBMBI is a benchmark index that includes investment-grade, tax-exempt, and fixed-rate bonds with long-term maturities (greater than 2 years) selected from issues larger than $50 million.The LBMBI is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index. ** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e. without adjusting for the applicable sales charge) for 1-year, 5-year, start of performance (12/23/94) (cumulative) and start of performance (12/23/94) periods were 7.28%, 4.54%, 49.35% and 5.95%, respectively.

108

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--------------------------------------------------------------------------------

Wachovia Georgia Municipal Bond Fund (Class Y Shares)


Growth of $10,000 Invested in Wachovia Georgia Municipal Bond Fund
 (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Georgia Municipal Bond Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to the Lehman Brothers Municipal Bond Index (LBMBI).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    7.55 %
5 Year    4.80 %
Start of Performance (7/23/96) (cumulative)    31.85 %
Start of Performance (7/23/96)    5.29 %


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBI has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The LBMBI is a benchmark index that includes investment-grade, tax-exempt, and fixed-rate bonds with long-term maturities (greater than 2 years) selected from issues larger than $50 million. The LBMBI is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

109

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--------------------------------------------------------------------------------

Wachovia Georgia Municipal Bond Fund
Portfolio of Investments

November 30, 2001

Principal Amount        Credit* Rating    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--94.8%
    Georgia--94.8%

$ 1,285,000   Athens-Clarke County, GA, Water & Sewage, Refunding Revenue Bonds,
 2.55% (Original Issue Yield: 2.55%), 1/1/2004
AA-    $ 1,273,628

  1,355,000   Athens-Clarke County, GA, Water & Sewage, Refunding Revenue Bonds,
 4.00% (Original Issue Yield: 2.90%), 1/1/2005
AA-      1,386,788
  1,000,000   Atlanta & Fulton County, GA, Recreation Authority, Revenue Bonds,
 5.375% (MBIA INS)/(Original Issue Yield: 5.70%),
12/1/2021    AAA      1,022,280
  1,000,000   Atlanta, GA, Airport Facilities Revenue Board, (Series A), 6.50%
 (AMBAC INS)/(Original Issue Yield: 5.85%), 1/1/2010
AAA      1,146,300
  1,300,000   Atlanta, GA, Airport Facilities Revenue Board, Refunding Bonds
 (Series A), 6.50% (AMBAC INS), 1/1/2009    AAA
1,478,568
  2,000,000   Atlanta, GA, Downtown Development Authority, Refunding Bonds,
 6.00% (Original Issue Yield: 6.10%), 10/1/2006    AA
2,094,520

  1,500,000   Atlanta, GA, Downtown Development Authority, Revenue Bonds,
6.75% (Trust Co. Bank LOC)/(Original Issue Yield: 6.95%),
11/1/2014    Aa3      1,675,260
  1,000,000   Atlanta, GA, Water & Sewer, (Series A), 5.00% (FGIC INS)/
(Original Issue Yield: 4.32%), 11/1/2008    AAA      1,062,690

Principal Amount        Credit* Rating    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    Georgia--continued

$ 2,000,000   Atlanta, GA, Water & Sewer, Refunding Revenue Bonds, 6.00%
(FGIC INS)/(Original Issue Yield: 4.75%), 1/1/2006    AAA
$ 2,194,760

  510,000   Atlanta, GA, Urban Residential Finance Authority, Dormitory
Facility Refunding Revenue Bonds, 5.70% (Morehouse
College)/(MBIA INS), 12/1/2010    AAA      546,067
  2,250,000  Augusta,  GA, Water & Sewage,  Refunding Revenue Bonds,  5.15% (FSA
  INS), 10/1/2015 AAA 2,337,862 1,980,000 Augusta, GA, Water & Sewage, Refunding Revenue Bonds, 5.25% (FSA INS), 10/1/2017 AAA 2,046,726 250,000 Burke County,
  GA, Development Authority, Refunding Revenue Bonds, 7.80% (MBIA INS)/(Original Issue Yield: 7.917%),

1/1/2008    AAA      272,752
  2,000,000   Carroll County, GA, School District, GO UT, 3.05% (Original
Issue Yield: 3.05%), 4/1/2005    AA      1,988,080
  1,500,000   Cherokee County, GA, School System, GO UT, 5.00% (Original
Issue Yield: 4.47%), 2/1/2013    AA      1,571,235
  1,000,000   Cherokee County, GA, School System, GO UT, 5.25%, 8/1/2016
   AA      1,041,140
  1,000,000   Cherokee County, GA, Water & Sewer Authority, Revenue Bonds, 4.75%
 (Original Issue Yield: 4.99%), 8/1/2028    AAA
929,690

  1,805,000   Cherokee County, GA Water & Sewer Authority, Revenue Bonds, 5.20%
 (MBIA INS)/(Original Issue Yield: 5.30%), 8/1/2025
AAA      1,869,422


(See Notes to Portfolios of Investments)

110

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--------------------------------------------------------------------------------

Wachovia Georgia Municipal Bond Fund

Principal Amount        Credit* Rating    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    Georgia--continued

$ 1,760,000   Clayton County, GA, Water Authority, Revenue Bonds, 5.00%,
 5/1/2013    AA    $ 1,831,755
  1,000,000   Cobb County, GA, Refunding Revenue Bonds, 5.125% (Original
Issue Yield: 5.55%), 7/1/2008    AA      1,047,040
  1,250,000   Cobb-Marietta, GA, Coliseum & Exhibit Hall Authority,
Refunding Revenue Bonds, 5.50% (MBIA INS)/(Original Issue Yield:
5.60%), 10/1/2012    AAA      1,372,738
  4,000,000   Cobb-Marietta, GA, Coliseum & Exhibit Hall Authority,
Refunding Revenue Bonds, 5.625% (MBIA INS)/(Original Issue Yield:
5.70%), 10/1/2026    AAA      4,356,040
  2,000,000   Coweta County, GA, Development Authority, Refunding Revenue Bonds
 5.75% (Newnan, GA, Water Sewage & Light Commission
Project)/(Original Issue Yield: 5.29%), 1/1/2015    Aaa      2,176,800
  1,500,000   Coweta County, GA, Water and Sewerage Authority, Refunding
Revenue Bonds, 5.20% (Original Issue Yield: 5.27%),
6/1/2021    NR      1,516,965
  1,000,000   Dalton, GA, Building Authority, Refunding Revenue Bonds, 5.00%
 (Original Issue Yield: 3.78%), 7/1/2005    A+
1,059,980

  1,000,000   De Kalb County, GA, Development Authority, (Series A), 5.25%
 (Emory University Project)/(Original Issue Yield: 4.65%),
11/1/2002    AA      1,030,000
  3,075,000   De Kalb County, GA, Development Authority, Refunding Bonds
 (Series A), 6.00% (Original Issue Yield: 6.086%),
10/1/2014    AA      3,320,324

Principal Amount        Credit* Rating    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    Georgia--continued

$ 6,900,000   De Kalb County, GA, GO UT, 5.00%, 12/1/2015    AA+    $ 7,222,575
  1,000,000   De Kalb County, GA, Recreated Tax, 5.00% (Original Issue Yield:
 4.12%), 12/1/2013    AA+      1,055,010
  2,000,000   De Kalb County, GA, School District, GO UT (Series A), 6.25%,
 7/1/2010    AA      2,299,900
  1,000,000   De Kalb County, GA, School District, GO UT, 5.60% (Original
Issue Yield: 5.70%), 7/1/2008    AA      1,058,000
  3,080,000   De Kalb County, GA, Water & Sewer, Refunding Revenue Bonds,
 5.125% (Original Issue Yield: 5.58%), 10/1/2031    AA
3,084,497

  1,000,000   De Kalb County, GA, Water & Sewer, Refunding Revenue Bonds,
5.375% (Original Issue Yield: 5.40%), 10/1/2018    AA
1,036,260

  1,000,000   De Kalb County, GA, Water & Sewer, Refunding Revenue Bonds,
 5.375% (Original Issue Yield: 5.45%), 10/1/2019    AA
1,032,320

  1,000,000   De Kalb County, GA, Water & Sewer, Refunding Revenue Bonds,
 5.375% (Original Issue Yield: 5.48%), 10/1/2020    AA
1,028,390

  955,000   Fayette County, GA, Public Facilities Board, Refunding Revenue
Bonds, 5.00% (Original Issue Yield: 4.95%), 6/1/2019
AA-      955,382
  1,000,000   Fayette County, GA, School District, GO UT Bonds, 4.625%
(Original Issue Yield: 4.73%), 3/1/2011    AA      1,024,920
  1,000,000   Fayette County, GA, School District, GO UT Bonds, 5.00%
(Original Issue Yield: 4.03%), 3/1/2007    AA      1,059,280
  1,600,000   Fayette County, GA, School District, GO UT Bonds, 6.25%,
 3/1/2005    Aa3      1,750,144
  1,000,000   Forsyth County, GA, 5.50% (Original Issue Yield: 5.80%),
 3/1/2020    AA-      1,047,990


(See Notes to Portfolios of Investments)

111

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--------------------------------------------------------------------------------

Wachovia Georgia Municipal Bond Fund

Principal Amount        Credit* Rating    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    Georgia--continued

$ 1,000,000   Forsyth County, GA, School District, GO UT Bonds, 6.75%, 7/1/2016
    AA-    $ 1,207,870
  1,880,000   Fulton County, GA, Building Authority, Refunding Bonds (Series A),
 5.80% (Original Issue Yield: 5.90%), 1/1/2005
AA      1,967,721
  1,200,000   Fulton County, GA, Development Authority, (Series A), 5.75%
(Original Issue Yield: 4.80%), 11/1/2013    AA+
1,329,552

  1,000,000   Fulton County, GA, Facilities Corp., Certificates of
Participation, 5.50% (Original Issue Yield: 5.88%), 11/1/2018
AAA      1,046,800
  1,000,000   Fulton County, GA, School District, GO UT, 5.25%, 1/1/2015
 AA      1,067,910
  2,015,000   Gainesville, GA, Water & Sewage, 5.50% (FSA INS), 11/15/2014
  AAA      2,166,044
  1,780,000   Georgia State, (Series A), 6.00%, 4/1/2015    AAA      2,036,765
  1,000,000   Georgia State, (Series B), 5.75%, 3/1/2010    AAA      1,112,620
  1,000,000   Georgia State, (Series C), 5.00% (Original Issue Yield: 5.20%),
 7/1/2009    AAA      1,063,830
  1,970,000   Georgia State, (Series C), 6.00% (Original Issue Yield: 5.17%),
 7/1/2012    AAA      2,215,009
  1,140,000   Georgia State, (Series C), 6.25% (Original Issue Yield: 5.60%),
8/1/2011    AAA      1,324,566
  1,250,000   Georgia State, (Series C), 6.25% (Original Issue Yield: 4.95%),
 8/1/2013    AAA      1,458,588
  1,000,000   Georgia State, (Series C), 7.25% (Original Issue Yield: 4.95%),
7/1/2005    AAA      1,134,880
  1,750,000   Georgia State, (Series C), 7.25% (Original Issue Yield: 5.25%),
 7/1/2008    AAA      2,074,695
  1,200,000   Georgia State, (Series D), 5.25% (Original Issue Yield: 4.33%),
 10/1/2014    AAA      1,288,776

Principal Amount        Credit* Rating    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    Georgia--continued

$ 500,000   Georgia State, GO UT (Series C), 6.50% (Original Issue Yield:
6.63%), 4/1/2006    AAA    $ 560,150
  2,000,000   Georgia State, GO UT (Series D), 6.80%, 8/1/2005   AAA  2,246,640
  1,005,000   Georgia State, GO UT (Series B), 7.20%, 3/1/2006   AAA  1,149,609
  765,000   Georgia State, GO UT (Series C), 7.25%, 7/1/2004    AAA     848,362
  1,000,000   Gwinnett County, GA, Certificates of Participation, 8.50%
 (Original Issue Yield: 6.50%), 8/1/2002    AAA      1,042,760
  1,835,000   Gwinnett County, GA, Housing Authority, Refunding Revenue Bonds
 (Series A), 5.50% (Federal National Mortgage
Association COL), 4/1/2026    AAA      1,916,566
  2,000,000   Gwinnett County, GA, Water and Sewer Authority, 5.00%
 (Original Issue Yield: 5.25%), 8/1/2017    AAA      2,028,680
  1,000,000   Henry County, GA, School District, GO UT (Series A), 6.45%,
8/1/2011    AA-      1,151,280
  1,000,000   Henry County, GA, School District, GO UT, 5.125% (Original
Issue Yield: 4.64%), 8/1/2014    AA-      1,044,200
  1,000,000   Henry County, GA, Water & Sewer Authority, Refunding Revenue
 Bonds, 5.625% (FGIC INS)/(Original Issue Yield: 5.87%),
2/1/2030    AAA      1,049,820
  1,000,000   Macon-Bibb County, GA, Hospital Authority, Refunding Revenue
 Bonds, (Series A), 5.30% (FGIC INS), 8/1/2011    AAA
1,070,600
  3,425,000   Marietta, GA, GO UT (Series A) School Improvement Bonds, 4.50%
 (Original Issue Yield: 4.88%), 2/1/2019    AA
3,200,868

(See Notes to Portfolios of Investments)

112

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--------------------------------------------------------------------------------

Wachovia Georgia Municipal Bond Fund
P rincipal Amount        Credit* Rating    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    Georgia--continued

$ 500,000   Meriwether County, GA, School District, GO UT, 7.00% (FSA INS),
2/1/2007    AAA    $ 574,800
  1,000,000   Metropolitan Atlanta Rapid Transit Authority, (Series P), 6.25%
 (AMBAC INS)/(Original Issue Yield: 6.35%), 7/1/2011
AAA      1,150,560
  1,000,000   Municipal Electric Authority of Georgia, (Series A), 5.25%
(MBIA INS)/(Original Issue Yield: 4.64%), 1/1/2013
AAA      1,064,410
  1,000,000   Paulding County, GA, School District, GO UT, (Series A),
6.625% (Original Issue Yield: 6.75%), 2/1/2009    A
1,155,410

  1,150,000   Private Colleges & Universities Facilities of GA, (Series A),
5.50% (Original Issue Yield: 5.76%), 11/1/2025    AA
1,191,343

  1,000,000   Private Colleges & Universities Facilities of GA, (Series A),
 5.50% (Original Issue Yield: 5.68%), 11/1/2033    AA
1,035,910

  1,000,000   Private Colleges & Universities Facilities of GA, (Series A),
 5.75% (Original Issue Yield: 5.45%), 11/1/2017    AA
1,085,020

  1,000,000   Private Colleges & Universities Facilities of GA, Refunding
Revenue Bonds, 5.625% (Agnes Scott College
Project)/(Original Issue Yield: 5.70%), 6/1/2023    AA      1,020,660
  1,000,000   Private Colleges & Universities Facilities of GA, Refunding
Revenue Bonds, 6.00% (MBIA INS)/(Original Issue Yield:
6.00%), 11/1/2002    AAA      1,036,850

Principal Amount or Shares        Credit* Rating    Value

--------------------------------------------------------------------------------

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Long-Term Municipals--continued
    Georgia--continued

$ 2,000,000   Richmond County, GA, Public Facilities, Inc., Certificates of
Participation, 6.10% (AMBAC INS), 11/1/2020    Aaa    $
2,206,760

  1,000,000 Rockdale County, GA, School District, GO UT, 6.20%, 1/1/2006 A1 1,094,570 1,500,000 Rockdale County, GA, School District, GO UT, 6.30%, 1/1/2007 A1 1,651,080 2,335,000 Savannah, GA, Resources Recovery Development Authority, Revenue Bonds, 6.30% (Savannah Energy Systems Co.),

12/1/2006    A+      2,358,630

--------------------------------------------------------------------------------

    Total Long-Term Municipals (identified cost $120,100,236)      123,735,242

--------------------------------------------------------------------------------

Registered Investment Companies--2.4%
  957   AIM Global Management Short-Term Investments      957
  32   Dreyfus Tax Exempt Fund      32
  3,171,507   Federated Tax-Free Obligations Fund      3,171,507
  394   Fidelity Tax Exempt Money Market Fund      394

--------------------------------------------------------------------------------

    Total Registered Investment Companies (at net asset value)      3,172,890

--------------------------------------------------------------------------------

    Total Investments (identified cost $123,273,126)    $ 126,908,132

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(See Notes to Portfolios of Investments)

113

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Wachovia North Carolina Municipal Bond Fund (Class A Shares)


Growth of $10,000 Invested in Wachovia North Carolina Municipal Bond Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia North Carolina Municipal Bond Fund (Class A Shares) (the "Fund" ) from December 23, 1994 (start of performance) to November 30, 2001 compared to the Lehman Brothers Municipal Bond Index (LBMBI).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    2.67%
5 Year    3.79%
Start of Performance (12/23/94) (cumulative)    44.95%
Start of Performance (12/23/94)    5.49%


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBI has been adjusted to reflect reinvestment of dividends on securities in the index.

** The LBMBI is a benchmark index that includes investment-grade, tax-exempt, and fixed-rate bonds with long-term maturities (greater than 2 years) selected from issues larger than $50 million. The bonds are rated A or better and represent a variety of coupon ranges. The LBMBI is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e., without adjusting for the applicable sales charge) for the 1-year, 5-year, start of performance (12/23/94) (cumulative) and start of performance (12/23/94) periods were 7.54%, 4.75%, 51.76% and 6.19%, respectively.

114

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Wachovia North Carolina Municipal Bond Fund (Class Y Shares)

Growth of $10,000 Invested in Wachovia North Carolina Municipal Bond Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia North Carolina Municipal Bond Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to the Lehman Brothers Municipal Bond Index (LBMBI).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    7.81%
5 Year    5.01%
Start of Performance (7/23/96) (cumulative)    33.47%
Start of Performance (7/23/96)    5.53%


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBI has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The LBMBI is a benchmark index that includes investment-grade, tax-exempt, and fixed-rate bonds with long-term maturities (greater than 2 years) selected from issues larger than $50 million. The LBMBI is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

115

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Wachovia North Carolina Municipal Bond Fund
Portfolio of Investments

November 30, 2001

Principal Amount        Credit Rating*    Value

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Long-Term Municipals--98.1%
    North Carolina--98.1%
$ 3,175,000   Brunswick County, NC, GO UT, 4.75%-5.00% (FGIC INS)/(Original
 Issue Yield: 4.50%-4.89%), 5/1/2012-5/1/2016    AAA    $
3,253,900

  1,030,000   Buncombe County, NC, GO UT Bonds, 4.90% (Original Issue Yield:
 5.15%), 4/1/2014    AA      1,062,373
  1,650,000   Burlington, NC, GO UT, 5.20% (AMBAC INS)/(Original Issue Yield:
 5.10%), 2/1/2013    AAA      1,758,999
  1,500,000   Cabarrus County, NC, Refunding Revenue Bonds, 5.50% (Original
Issue Yield: 4.90%), 4/1/2015    AA-      1,592,895
  1,400,000   Carteret County, NC, GO UT Bonds, 5.40% (MBIA INS)/(Original
Issue Yield: 5.60%), 5/1/2015    AAA      1,469,426
  1,300,000   Carteret County, NC, GO UT School Improvements, 5.40% (MBIA INS)
/(Original Issue Yield: 5.55%), 5/1/2013    AAA
1,373,151

  1,305,000   Carteret County, NC, GO UT School Improvements, 5.40% (MBIA INS)
/(Original Issue Yield: 5.55%), 5/1/2014    AAA
1,374,765

  1,000,000   Cary, NC, GO UT, 5.00% (Original Issue Yield: 4.66%), 3/1/2014
    AAA      1,046,150
  1,500,000   Cary, NC, Refunding Revenue Bonds, 5.00% (Original Issue Yield:
 5.10%), 12/1/2022    AA      1,485,180
  4,500,000   Cary, NC, Water & Public Improvements, 5.00% (Original Issue
 Yield: 4.94%), 3/1/2017    AAA      4,603,545

Principal Amount        Credit Rating*    Value

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Long-Term Municipals--continued
    North Carolina--continued

$ 4,425,000   Cary, NC, Water & Public Improvements, 5.00% (Original Issue
Yield: 5.05%), 3/1/2019    AAA    $ 4,462,922
  3,325,000   Charlotte, NC Water & Sewer System, Refunding Revenue Bonds,
 5.00% (Original Issue Yield: 4.26%), 6/1/2009    AAA
3,533,145

  1,690,000   Charlotte, NC Water & Sewer System, Refunding Revenue Bonds,
5.00% (Original Issue Yield: 5.15%), 6/1/2019    AAA
1,698,923

  1,000,000   Charlotte, NC Water & Sewer System, Refunding Revenue Bonds,
5.00% (Original Issue Yield: 5.20%), 6/1/2021    AAA
1,000,400

  1,515,000   Charlotte, NC Water & Sewer System, Revenue Bonds, 5.00%
(Original Issue Yield: 4.70%), 6/1/2008    AA+      1,603,218
  2,000,000   Charlotte, NC Water & Sewer System, Revenue Bonds, 5.125%
(Original Issue Yield: 5.15%), 6/1/2013    AA+      2,096,740
  1,000,000   Charlotte, NC Water & Sewer System, Revenue Bonds, 5.20%
(Original Issue Yield: 5.30%), 12/1/2011    AA+      1,055,220
  1,700,000   Charlotte, NC Water & Sewer System, Revenue Bonds, 5.25%
(Original Issue Yield: 5.66%), 6/1/2024    AA+      1,719,652
  1,000,000   Charlotte, NC, GO UT, 5.25% (Original Issue Yield: 4.90%),
 2/1/2013    AAA      1,062,120
  1,000,000   Charlotte, NC, GO UT, 5.50% (Original Issue Yield: 5.35%),
 6/1/2014    AAA      1,092,260
  1,600,000   Charlotte, NC, GO UT, 5.50% (Original Issue Yield: 5.41%),
 6/1/2015    AAA      1,739,264
  4,490,000   Charlotte, NC, GO UT, 5.60% (Original Issue Yield: 5.77%),
 6/1/2025    AAA      4,780,503


(See Notes to Portfolios of Investments)

116

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--------------------------------------------------------------------------------

Wachovia North Carolina Municipal Bond Fund

Principal Amount        Credit Rating*    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

Long-Term Municipals--continued
    North Carolina--continued

$ 1,295,000   Charlotte, NC, GO UT, 5.00%, 6/1/2007    AAA    $ 1,364,062
  1,000,000   Charlotte, NC, (Series A) GO UT, 5.50%, 7/1/2005    AAA
     1,028,390
  7,655,000   Charlotte, NC, 5.25% (Original Issue Yield: 5.03%), 2/1/2020
 AAA      7,898,812
  7,290,000   Charlotte, NC, 5.25% (Original Issue Yield: 5.05%), 2/1/2021
 AAA      7,510,377
  1,000,000   Charlotte, NC, Certificates of Participation, (Series B), 5.00%
(Original Issue Yield: 4.03%), 6/1/2011    AA+
1,052,940

  3,695,000   Charlotte, NC, Certificates of Participation, 5.50% (Original
Issue Yield: 5.55%), 12/1/2020    AA+      3,852,333
  3,000,000   Charlotte, NC, Certificates of Participation, 5.50% (Original
Issue Yield: 5.61%), 6/1/2025    AA+      3,113,520
  1,090,000   Charlotte, NC, Certificates of Participation, Public Safety
Facilities (Series D), 5.50% (Original Issue Yield: 5.55%),
6/1/2020    AA+      1,134,592
  840,000   Charlotte, NC, GO UT Refunding Bonds, 5.00% (Original Issue
Yield: 5.15%), 2/1/2012    AAA      889,753
  3,000,000   Charlotte, NC, GO UT Refunding Bonds, 5.40%, 6/1/2012
 AAA      3,160,650
  2,205,000   Charlotte, NC, GO UT Refunding Bonds, 5.50% (Original
Issue Yield: 5.55%), 7/1/2004    AAA      2,271,701
  1,000,000   Charlotte, NC, GO UT, 5.00% (Original Issue Yield: 5.10%),
2/1/2020    AAA      1,006,480
  1,000,000   Charlotte, NC, Storm Water Fee, 6.00%, 6/1/2025    AA+
   1,093,680
  2,000,000   Charlotte-Mecklenburg Hospital Authority, NC,
Health Care Revenue Bonds (Series 2001A), 5.00% (Carolinas Healthcare
System)/(Original Issue Yield: 5.30%), 1/15/2031    AA      1,878,940

Principal Amount        Credit Rating*    Value

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

Long-Term Municipals--continued
    North Carolina--continued

$ 1,780,000   Charlotte-Mecklenburg Hospital Authority, NC, Refunding Bonds,
 5.75% (Original Issue Yield: 6.50%), 1/1/2012    AA    $
1,821,278

  1,190,000   Charlotte-Mecklenburg Hospital Authority, NC, Refunding Bonds,
 6.00% (Original Issue Yield: 6.25%), 1/1/2005    AA
1,217,846

  1,000,000   Charlotte-Mecklenburg Hospital Authority, NC, Refunding Revenue
Bonds, 5.00% (Original Issue Yield: 5.30%),
1/15/2017    AA      982,770
  1,000,000   Charlotte-Mecklenburg Hospital Authority, NC, Revenue Bonds,
5.60% (Original Issue Yield: 5.70%), 1/15/2009    AA
1,062,840

  2,375,000   Concord, NC, (Series B), 5.00% (Original Issue Yield: 5.12%),
12/1/2017    AAA      2,396,423
  2,600,000   Concord, NC, Revenue Bonds (Series A), 5.00% (MBIA INS),
12/1/2017    AAA      2,619,682
  2,000,000   Cumberland County, NC, GO UT, 5.00% (FGIC INS)/(Original
 Issue Yield: 5.15%), 3/1/2017    AAA      2,041,680
  1,000,000   Dare County, NC, 5.125%, (AMBAC INS)/(Original Issue Yield:
 5.25%), 6/1/2018    AAA      1,013,100
  4,990,000   Durham County, NC, GO UT, 5.50%, 4/1/2011    AAA      5,496,585
  1,000,000   Durham County, NC, Certificates of Participation, 6.00% (Original
 Issue Yield: 6.15%), 5/1/2014    NR      1,102,160
  2,820,000   Durham County, NC, GO UT Bonds, 5.75% (Original Issue Yield:
 5.95%), 2/1/2010    AAA      2,894,222
  3,400,000   Durham County, NC, GO UT Public Improvement Bonds, 5.90%,
 4/1/2012    AAA      3,701,546


(See Notes to Portfolios of Investments)

117

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--------------------------------------------------------------------------------

Wachovia North Carolina Municipal Bond Fund

Principal Amount        Credit Rating*    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

Long-Term Municipals--continued
    North Carolina--continued

$ 10,000,000   Durham County, NC, GO UT, 5.50% (Durham, NC), 4/1/2010
   AAA    $   11,012,900
  1,500,000   Durham County, NC, Refunding Bond, 5.00% (Original Issue Yield:
5.18%), 5/1/2014    AA+      1,537,755
  1,000,000   Durham County, NC, Refunding Bond, 5.00%, 5/1/2007    AA+
     1,059,500
  2,130,000   Durham County, NC, Refunding Bonds, 5.00%, 5/1/2005    AA+
     2,249,301
  1,640,000   Durham, NC, 5.00% (Original Issue Yield: 4.47%), 4/1/2011
   AA+      1,719,064
  1,270,000   Durham, NC, 5.25% (Original Issue Yield: 4.70%), 4/1/2013
  AA+      1,339,901
  1,020,000   Durham, NC, 5.25% (Original Issue Yield: 4.90%), 4/1/2015
  AA+      1,059,943
  2,000,000   Durham, NC, GO UT Revenue Bonds, 5.80% (Original Issue Yield:
5.95%), 2/1/2012    AAA      2,127,440
  1,000,000   Durham, NC, GO UT, 5.00% (Original Issue Yield: 4.90%),
 4/1/2018    AAA      1,017,290
  2,500,000   Forsyth County, NC, 5.00% (Original Issue Yield: 5.10%),
10/1/2018    AA+      2,504,250
  2,000,000   Forsyth County, NC, Public Facility & Equipment Project,
5.125% (Original Issue Yield: 4.98%), 10/1/2017    AA+
2,030,220

  1,960,000   Forsyth County, NC, GO UT Bonds, 4.90% (Original Issue Yield:
5.00%), 3/1/2007    AAA      2,052,747
  2,510,000   Forsyth County, NC, GO UT Bonds, 5.40% (Original Issue Yield:
 5.65%), 6/1/2006    AAA      2,584,371

Principal Amount        Credit Rating*   Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    North Carolina--continued

$   1,475,000   Gaston County, NC, GO UT, 5.50% (FGIC LOC), 3/1/2014    AAA
$   1,616,305

    1,100,000   Gaston County, NC, GO UT Bonds, 5.20% (AMBACINS)/(Original
 Issue Yield: 5.40%), 3/1/2015    AAA       1,142,713
  500,000   Gastonia, NC, GO UT, 5.40% (MBIA INS), 5/1/2011    AAA     536,450
  2,000,000   Greensboro, NC, Certificates of Participation (Series A),
5.625% (Original Issue Yield: 6.05%), 12/1/2015    A1
2,228,600

  2,200,000 Greensboro, NC, GO UT Bonds, 4.70% (Original Issue Yield: 4.80%), 4/1/2014 AAA 2,242,636 1,035,000 Greensboro, NC, GO UT Bonds, 4.70% (Original
  Issue  Yield:  4.90%),   4/1/2016  AAA  1,035,683  1,065,000  Greensboro,   NC
  Enterprise System, (Series A), 5.00% (Original Issue Yield: 5.04%), 6/1/2016 AA- 1,080,219 1,465,000 Greensboro, NC Enterprise System, Revenue Bonds, 6.50%, 6/1/2006 AA- 1,633,358 1,000,000 Greensboro, NC Enterprise System,
  Water & Sewer Improvements (Series A), 5.30% (MBIA INS)/(Original Issue Yield:

5.518%), 6/1/2015    AAA     1,026,020
  6,650,000   Greensboro, NC Enterprise System, Water & Sewer Improvements
(Series A), 5.375% (Original Issue Yield: 5.594%),
6/1/2019    AA-     6,776,683
  1,500,000   Greenville, NC, Recreational Facility Improvements, 4.875%
(Original Issue Yield: 5.03%), 6/1/2016    AAA     1,506,540


(See Notes to Portfolios of Investments)

118

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--------------------------------------------------------------------------------

Wachovia North Carolina Municipal Bond Fund

Principal Amount        Credit Rating*    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    North Carolina--continued

$ 550,000   Guilford County, NC, (Series B), 5.10% (Original Issue Yield:
5.23%), 10/1/2014    AAA    $ 581,850
  600,000   High Point, NC, GO UT Revenue Bonds, 5.60%, 3/1/2008
 AA      638,868
  1,980,000   Iredell County, NC Iredell Memorial Hospital, 5.125%
(AMBAC INS)/(Original Issue Yield: 5.30%), 10/1/2013    AAA
2,049,280

  5,000,000   Iredell County, NC, Certificates of Participation, 6.125%
 (FGIC INS)/(Original Issue Yield: 6.23%), 6/1/2007
AAA      5,192,500
  1,000,000   Johnston County, NC, GO UT, 5.00% (FGIC INS)/(Original
Issue Yield: 4.83%), 6/1/2014    AAA      1,042,060
  1,000,000   Johnston County, NC, GO UT, 5.00% (FGIC INS)/(Original
Issue Yield: 5.17%), 6/1/2018    AAA      1,009,530
  1,130,000   Lee County, NC, GO UT, 5.00% (MBIA INS)/(Original Issue
 Yield: 5.05%), 4/1/2009    AAA      1,190,399
  1,725,000   Lee County, NC, GO UT, 5.00% (MBIA INS)/(Original Issue Yield:
 5.15%), 4/1/2010    AAA      1,816,494
  2,700,000   Lee County, NC, GO UT, 5.00% (MBIA INS)/(Original Issue Yield
 5.20%), 4/1/2011    AAA      2,842,074
  7,300,000   Mecklenburg County, NC, (Series B), 4.40% (Original Issue Yield:
 4.65%), 2/1/2014    AAA      7,208,166
  6,500,000   Mecklenburg County, NC, (Series D), 5.00%, 4/1/2013
  AAA      6,839,495
  6,230,000   Mecklenburg County, NC, GO UT (Series B), 4.40%
(Original Issue Yield: 4.60%), 2/1/2013    AAA      6,210,625
  2,000,000   Mecklenburg County, NC, GO UT Bonds (Series A),
 4.40% (Original Issue Yield: 4.65%), 2/1/2014    AAA      1,974,840

Principal Amount        Credit Rating*   Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    North Carolina--continued

$ 4,405,000   Mecklenburg County, NC, GO UT Bonds, 4.80% (Original Issue
Yield: 4.90%), 3/1/2009    AAA   $ 4,592,741
  12,000,000   Mecklenburg County, NC, GO UT, 4.40%, 2/1/2010    AAA
  12,243,000
  1,175,000   Moore County, NC, GO UT Public Improvements, 4.90% (MBIA INS)/(
Original Issue Yield: 4.95%), 6/1/2015    AAA
1,207,183

  1,600,000   Moore County, NC, GO UT Public Improvement, 4.90% (MBIA INS)/
(Original Issue Yield: 4.90%), 6/1/2014    AAA
1,656,816

  1,000,000   New Hanover County, NC, Certificates of Participation, 5.00%
(AMBAC INS)/(Original Issue Yield: 5.28%), 12/1/2020
AAA     993,330
  1,195,000   New Hanover County, NC, Certificates of Participation, 4.80%
(Original Issue Yield: 4.90%), 12/1/2009    AAA
1,250,328

  1,250,000   New Hanover County, NC, Certificates of Participation, 4.90%
(MBIA INS)/(Original Issue Yield: 5.00%), 12/1/2010
AAA     1,307,650

  1,315,000   New Hanover County, NC, Certificates of Participation, 5.00%
(MBIA INS)/(Original Issue Yield: 5.05%), 12/1/2011
AAA     1,375,411

  1,600,000   New Hanover County, NC, GO UT, 5.00% (Original Issue Yield:
 4.96%), 6/1/2018    AA-     1,627,952
  2,475,000   New Hanover County, NC, GO UT Bonds, 4.80%, 2/1/2017
 AA-     2,465,595
  2,475,000   New Hanover County, NC, GO UT Bonds, 4.90%, 2/1/2018
  AA-     2,471,832


(See Notes to Portfolios of Investments)

119

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--------------------------------------------------------------------------------

Wachovia North Carolina Municipal Bond Fund

Principal Amount        Credit Rating*    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    North Carolina--continued

$ 1,000,000   North Carolina Eastern Municipal Power Agency, (Series B), 7.00%
 (Original Issue Yield: 6.25%), 1/1/2008    A    $
1,135,460

  3,640,000   North Carolina Eastern Municipal Power Agency, 4.50%,
1/1/2024           3,430,664
  100,000   North Carolina Educational Facilities Finance Agency,
Refunding Revenue Bonds, 6.00% (Davidson College)/(Original Issue
Yield: 6.20%), 12/1/2012    AA      105,270
  1,000,000   North Carolina Educational Facilities Finance Agency,
 Revenue Bonds (Series C), 6.75% (Duke University)/(Original Issue
Yield: 6.769%), 10/1/2021    AA+      1,025,000
  980,000   North Carolina HFA, (Series 10-B), 4.90% (AMBAC INS)/
(Original Issue Yield: 4.90%), 7/1/2015    AAA      983,234
  770,000   North Carolina Medical Care Commission, Refunding Revenue Bond,
 5.00% (Original Issue Yield: 5.03%), 10/1/2004    AA
806,937

  2,000,000   North Carolina Medical Care Commission, Refunding Revenue Bond,
 5.40% (Original Issue Yield: 5.75%), 2/15/2011
A+      2,077,420
  5,000,000   North Carolina Medical Care Commission, Refunding Revenue Bond,
 5.50% (Original Issue Yield: 6.10%), 5/1/2015
AA-      5,054,400
  2,550,000   North Carolina Medical Care Commission, Refunding Revenue Bond,
 6.375% (FSA INS)/(Original Issue Yield: 6.49%),
8/15/2012    AAA      2,679,489

Principal Amount        Credit Rating*    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    North Carolina--continued

$ 1,355,000   North Carolina Medical Care Commission, Refunding Revenue Bonds,
4.625% (REX Healthcare)/(Original Issue Yield: 4.93%),
6/1/2011    AAA    $ 1,377,872
  1,750,000   North Carolina Medical Care Commission, Refunding Revenue Bonds,
5.25% (Original Issue Yield: 5.70%), 5/1/2021
AA-      1,727,898
  2,500,000   North Carolina Medical Care Commission, Revenue Bonds, 4.75%
(Firsthealth of the Carolina's)/(Original Issue Yield:
5.14%), 10/1/2026    AA-      2,258,475
  1,525,000   North Carolina Medical Care Commission, Revenue Refunding Bonds,
 5.20% (Wilson Memorial Hospital)/(AMBAC INS)/(Original
Issue Yield: 5.35%), 11/1/2010    AAA      1,598,841
  2,500,000   North Carolina Municipal Power Agency No. 1, Refunding Revenue
 Bonds, 5.00% (Original Issue Yield: 7.393%), 1/1/2020
A      2,543,200
  5,300,000   North Carolina State, GO UT, 4.60% (Original Issue Yield: 4.63%),
 4/1/2013    AAA      5,379,818
  530,000   North Carolina State, GO UT, 4.60% (Original Issue Yield: 4.80%),
 4/1/2016    AAA      523,343
  3,365,000   North Carolina State, GO UT, 4.60%, 4/1/2015    AAA     3,357,833
  16,325,000   North Carolina State, (Series A), 4.75% (Original Issue Yield:
 4.73%), 4/1/2011    AAA      17,030,403


(See Notes to Portfolios of Investments)

120

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--------------------------------------------------------------------------------

Wachovia North Carolina Municipal Bond Fund

Principal Amount        Credit Rating*   Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    North Carolina--continued

$ 2,300,000   North Carolina State, (Series A), 5.20% (Original Issue Yield:
 5.40%), 3/1/2014    AAA   $ 2,413,804
  1,170,000   North Carolina State, (Series A), 5.25% (Original Issue Yield:
 5.45%), 3/1/2016    AAA     1,227,634
  2,850,000   North Carolina State, GO UT (Series A), 4.75% (Original Issue
 Yield: 5.00%), 2/1/2012    AAA     2,928,404
  5,000,000   North Carolina State, GO UT (Series A), 5.20% (Original Issue
 Yield: 5.45%), 3/1/2015    AAA     5,223,400
  3,000,000   North Carolina State, GO UT (Series B), 4.50% (Original Issue
 Yield: 4.55%), 6/1/2005    AAA     3,063,990
  1,000,000   North Carolina State, GO UT Refunding Bonds (Series C), 4.80%
 (North Carolina Prison Facilities)/(Original Issue Yield:
4.85%), 3/1/2009    AAA     1,021,700
  11,035,000   North Carolina State, GO UT, 4.75% (Original Issue Yield:
4.93%), 4/1/2014    AAA     11,256,693
  1,000,000   North Carolina State, GO UT, 5.10%, 3/1/2008    AAA
 1,062,230
  6,625,000   North Carolina State, GO, 4.60%, 3/1/2006    AAA     6,775,918
  5,000,000   North Carolina State, GO, 4.60%, 4/1/2012    AAA     5,111,700
  1,000,000   North Carolina State, Public Improvement GO UT Bonds
 (Series 1999A), 5.25% (Original Issue Yield: 5.38%), 3/1/2015
AAA     1,055,600

  575,000   Onslow County, NC, GO UT Bonds, 5.70% (MBIA INS)/
(Original Issue Yield: 5.85%), 3/1/2013    AAA     608,500
  1,000,000   Orange County, NC Certificates of Participation,
 4.65%, 11/1/2009    AA-     1,032,400

Principal Amount        Credit Rating*    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    North Carolina--continued

$ 1,190,000   Orange County, NC Certificates of Participation, 4.55% (Original
 Issue Yield: 4.549%), 11/1/2006    AA-    $ 1,242,431
  1,325,000   Orange County, NC, GO UT, 5.30% (Original Issue Yield: 5.25%),
 4/1/2014    AA+      1,418,214
  1,115,000   Orange County, NC, GO UT, 5.30%, 4/1/2015    AA+      1,185,412
  2,500,000   Orange County, NC, GO UT Bonds, 5.50% (Original Issue Yield:
5.75%), 2/1/2013    AA+      2,686,700
  2,965,000   Orange County, NC, GO UT, 5.00% (Original Issue Yield: 4.30%),
 2/1/2012    AA+      3,130,595
  2,945,000   Orange County, NC, GO UT, 5.25% (Original Issue Yield: 4.40%),
 2/1/2013    AA+      3,165,198
  750,000   Piedmont Triad Airport Authority, NC, (Series A), 4.25% (FSA INS)
/(Original Issue Yield: 3.92%), 7/1/2007    AAA
762,473

  1,000,000   Pitt County, NC, (Series A), 5.25% (FSA INS)/(Original Issue
 Yield: 5.85%), 4/1/2025    AAA      1,011,460
  3,000,000   Pitt County, NC, Refunding Bonds, 5.25% (Pitt County
Memorial Hospital)/(Original Issue Yield: 5.85%), 12/1/2021
Aaa      3,050,130
  3,000,000   Pitt County, NC, Refunding Bonds, 5.30% (Pitt County
 Memorial Hospital)/(Original Issue Yield: 5.40%), 12/1/2009
Aaa      3,191,250
  2,380,000   Pitt County, NC, Refunding Revenue Bonds, 5.10% (Pitt
County Memorial Hospital)/(Original Issue Yield: 5.20%),
12/1/2007    Aaa      2,541,721
  3,635,000   Pitt County, NC, Refunding Revenue Bonds, 5.20% (Pitt
County Memorial Hospital)/(Original Issue Yield: 5.30%),
12/1/2008    Aaa      3,865,968
  1,000,000   Raleigh & Durham, NC Airport Authority, (Series A),
5.50% (FGIC INS)/(Original Issue Yield: 4.04%), 11/1/2008
Aaa      1,082,000


(See Notes to Portfolios of Investments)

121

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Wachovia North Carolina Municipal Bond Fund

Principal Amount        Credit Rating*    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    North Carolina--continued

$ 1,000,000   Raleigh, NC Combined Enterprise System, Revenue Bonds
 (Series 2001), 4.75% (Original Issue Yield: 5.00%), 3/1/2026
AAA    $ 941,590
  2,000,000   Raleigh, NC Combined Enterprise System, Revenue Bonds,
 4.75% (Original Issue Yield: 5.00%), 3/1/2012    AAA
1,941,380

  1,045,000   Raleigh, NC, Refunding Bonds, 5.00%, 4/1/2005    AAA    1,106,571
  1,025,000   Sanford, NC, GO UT Bonds, 4.90% (MBIA INS), 3/1/2009
   AAA      1,071,832
  1,965,000   Union County, NC, GO UT, 4.75% (Original Issue Yield: 4.66%),
 3/1/2014    AA-      1,989,484
  2,750,000   Union County, NC, GO UT, 4.75% (Original Issue Yield: 4.76%),
 3/1/2015    AA-      2,759,213
  5,000,000   Union County, NC, GO UT, 4.75% (Original Issue Yield: 4.90%),
 3/1/2017    AA-      4,906,550
  2,085,000   University of North Carolina at Chapel Hill, (Series A), 5.00%
(Original Issue Yield: 3.97%), 12/1/2008    AA+
2,214,520

  3,200,000   University of North Carolina at Chapel Hill, Utility Refunding
 Bonds, 5.00% (Original Issue Yield: 5.60%), 8/1/2010
AA          3,303,232
  2,000,000   University of North Carolina, (Series C), 5.125% (AMBAC INS)
(Original Issue Yield: 5.25%), 4/1/2018    AAA
2,020,680

  1,300,000   University of North Carolina, Pool, 5.00% (AMBAC INS)/(Original
Issue Yield: 4.80%), 10/1/2008    AAA      1,377,415

Principal Amount        Credit Rating*    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    North Carolina--continued

$ 1,255,000   University of North Carolina, Refunding Revenue Bonds,
5.75% (AMBAC INS)/(Original Issue Yield: 5.20%), 10/1/2013
AAA    $ 1,385,909

  1,300,000   Wake County, NC, GO UT, 4.75% (Original Issue Yield: 4.80%)
 2/1/2015    AAA      1,320,956
  3,000,000   Wake County, NC, (Series B), 4.50% (Original Issue Yield:
 4.00%), 2/1/2007    AAA      3,121,170
  7,500,000   Wake County, NC, (Series B), 4.50% (Original Issue Yield:
 4.70%), 2/1/2014    AAA      7,475,250
  2,000,000   Wake County, NC, (Series B), 5.25% (Original Issue Yield:
4.91%), 2/1/2017    AAA      2,100,280
  3,000,000   Wake County, NC, GO UT Bonds, 4.50% (Original Issue Yield:
4.72%), 3/1/2010    AAA      3,071,520
  5,960,000   Wake County, NC, GO UT Bonds, 4.60% (Original Issue Yield:
4.87%), 3/1/2012    AAA      6,072,406
  1,375,000   Wake County, NC, Hospital Revenue Bonds, 5.125% (MBIA INS)/
(Original Issue Yield: 5.35%), 10/1/2026    AAA
1,399,200

  1,250,000   Winston-Salem, NC Certificates of Participation, (Series A),
5.00%, 6/1/2015    AA+      1,281,350
  1,000,000   Winston-Salem, NC Certificates of Participation, (Series C),
5.00% (Original Issue Yield: 5.22%), 6/1/2021    AA+
984,700

  1,050,000   Winston-Salem, NC Certificates of Participation, 5.00%
 (Original Issue Yield: 4.41%), 6/1/2013    AA+      1,095,297
  1,050,000   Winston-Salem, NC Certificates of Participation, 5.00%
(Original Issue Yield: 4.70%), 6/1/2016    AA+      1,066,075


(See Notes to Portfolios of Investments)

122

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--------------------------------------------------------------------------------

Wachovia North Carolina Municipal Bond Fund

Principal Amount        Credit Rating*    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    North Carolina--continued

$ 4,670,000   Winston-Salem, NC Certificates of Participation, 5.00%
 (Original Issue Yield: 4.92%), 6/1/2020    AA+    $ 4,628,297
  2,745,000   Winston-Salem, NC Water & Sewer System, Revenue Bonds
 4.80% (Original Issue Yield: 4.90%), 6/1/2013    AAA
2,811,017

  3,350,000   Winston-Salem, NC Water & Sewer System, Revenue Bonds,
4.875% (Original Issue Yield: 4.95%), 6/1/2014    AAA
3,427,251

  1,980,000   Winston-Salem, NC, (Series C), 5.25% (Original Issue Yield:
4.90%), 6/1/2015    AA+      2,052,706

--------------------------------------------------------------------------------

    Total Long-Term Municipals

 (identified cost $409,247,615)         $ 422,515,954

--------------------------------------------------------------------------------



 Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Registered Investment Companies--0.6%
724   AIM Global Management Short Term Investment Co.    $ 724
581   Dreyfus Tax Exempt Money Market Fund      581
2,379,587   Federated Tax-Free Obligations Fund      2,379,587
531   Fidelity Tax Exempt Money Market Fund      531

--------------------------------------------------------------------------------

    Total Registered Investment Companies (at net asset value)      2,381,423

--------------------------------------------------------------------------------

    Total Investments

 (identified cost $411,629,038)    $ 424,897,377

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

123
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--------------------------------------------------------------------------------

Wachovia South Carolina Municipal Bond Fund (Class A Shares)

Growth of $10,000 Invested in Wachovia South Carolina Municipal Bond Fund
 (Class A Shares)

     The graph below illustrates the hypothetical investment of $10,000* in the Wachovia South Carolina Municipal Bond Fund (Class A Shares) (the "Fund" ) from November 30, 1991 to November 30, 2001 compared to the Lehman Brothers Municipal Bond Index (LBMBI).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    2.66%
5 Year    4.04%
10 Year    5.81%
Start of Performance (1/11/91) (cumulative)    88.52%
Start of Performance (1/11/91)    6.00%


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBI has been adjusted to reflect reinvestment of dividends on securities in the index.

** The LBMBI is a benchmark index that includes investment-grade, tax-exempt, and fixed-rate bonds with long-term maturities (greater than 2 years) selected from issues larger than $50 million. The LBMBI is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e., without adjusting for the applicable sales charge) for the 1-year, 5-year, 10-year, start of performance (1/11/91) (cumulative) and start of performance (1/11/91) periods were 7.49%, 5.00%, 6.30%, 97.38% and 6.44%, respectively.

124

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--------------------------------------------------------------------------------

Wachovia South Carolina Municipal Bond Fund (Class Y Shares)


Growth of $10,000 Invested in Wachovia South Carolina Municipal Bond Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia South Carolina Municipal Bond Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to the Lehman Brothers Municipal Bond Index (LBMBI).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year   7.76 %
5 Year   5.25 %
Start of Performance (7/23/96) (cumulative)   35.43 %
Start of Performance (7/23/96)   5.82 %


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBI has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The LBMBI is a benchmark index that includes investment-grade, tax-exempt, and fixed-rate bonds with long-term maturities (greater than 2 years) selected from issues larger than $50 million. The LBMBI is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

125

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--------------------------------------------------------------------------------

Wachovia South Carolina Municipal Bond Fund
Portfolio of Investments

November 30, 2001

Principal Amount        Credit Rating *    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--99.7%
    South Carolina--99.1%
$ 600,000   Aiken County, SC, 5.125%, 4/1/2005    Aa1    $ 637,518
  5,000,000   Anderson County, SC, School District No. 002, GO UT, (Series B),
5.125% (MBIA INS)/(Original Issue Yield: 5.77%),
3/1/2025    AAA      5,003,250
  500,000   Anderson County, SC, School District No. 002, GO UT, (Series B),
5.25% (Original Issue Yield: 5.70%), 3/1/2021
AA+      507,095
  850,000   Barnwell County, SC, School District No. 45, GO UT, 5.40%
(Original Issue Yield: 5.45%), 2/1/2009    AAA      895,994
  1,300,000   Beaufort County, SC, GO UT, 5.00% (FGIC INS)/(Original Issue
 Yield: 4.75%), 2/1/2013    AAA      1,351,662
  1,000,000   Beaufort County, SC, GO UT, 5.00% (FGIC INS)/(Original Issue
 Yield: 4.85%), 2/1/2014    AAA      1,032,990
  1,160,000   Beaufort County, SC, GO UT, 5.25% (FGIC INS)/(Original Issue
 Yield: 5.10%), 2/1/2017    AAA      1,196,969
  1,415,000   Beaufort County, SC, GO UT, 5.65% (MBIA INS)/(Original Issu
 Yield: 5.65%), 12/1/2009    AAA      1,427,891
  1,600,000   Beaufort County, SC, School District, GO UT, 5.00% (Original
 Issue Yield: 4.80%), 3/1/2015    Aa1      1,641,008
  2,395,000   Beaufort County, SC, School District, GO UT, 5.00% (Original
Issue Yield: 4.89%), 3/1/2016    Aa1      2,438,350
  2,685,000   Beaufort County, SC, School District, (Series A), 5.00%
(Original Issue Yield: 5.03%), 3/1/2018    Aa1      2,703,580

Principal Amount        Credit Rating *    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    South Carolina--continued

$ 4,000,000   Beaufort-Jasper, SC, Water & Sewer Authority, Refunding Revenue
 Bonds, 5.00% (FSA INS)/(Original Issue Yield: 5.07%),
3/1/2021    Aaa    $ 3,956,320
  750,000 Berkeley County, SC, Pollution Control Facilities, 6.50% (South Carolina Electric and Gas), 10/1/2014 A- 795,450 3,000,000 Berkeley County, SC, School District, GO UT, 5.00% (Original Issue Yield: 5.70%), 4/1/2020 AA+ 3,000,810 2,000,000 Berkeley County, SC, School District, GO UT, 5.375% (Original Issue Yield: 5.45%), 4/1/2015 AA+ 2,104,060 4,500,000 Berkeley
  County, SC, School District, GO UT, 5.375% (Original Issue Yield: 5.50%), 4/1/2016 AA+ 4,705,605 5,000,000 Berkeley County, SC, School District, GO UT, 5.375% (Original Issue Yield: 5.55%), 4/1/2017 AA+ 5,204,000 2,200,000
  Berkeley County, SC, School District, GO UT, 5.375%, 4/1/2014 AA+ 2,330,086 3,705,000 Berkeley County, SC, School District, GO UT, 5.375%, 4/1/2018 AA+ 3,835,527 5,500,000 Berkeley County, SC, School District, GO UT, 5.375%, 4/1/2019 AA+ 5,674,735 2,270,000 Berkeley County, SC, School District, Certificates of Participation, 5.15% (MBIA INS)/(Original Issue Yield: 5.15%),

2/1/2008    AAA      2,388,903
  1,500,000   Berkeley County, SC, Water & Sewer, Refunding Revenue Bonds,
5.50% (MBIA INS)/(Original Issue Yield: 5.55%),
6/1/2013    AAA      1,569,195


(See Notes to Portfolios of Investments)

126

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--------------------------------------------------------------------------------

Wachovia South Carolina Municipal Bond Fund

Principal Amount        Credit Rating *    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    South Carolina--continued

$ 2,420,000   Berkeley County, SC, Water & Sewer, Refunding Revenue Bonds,
5.55% (MBIA INS)/(Original Issue Yield: 5.60%),
6/1/2014    AAA    $ 2,534,272
  1,000,000   Camden, SC, Public Utility, Refunding Revenue Bonds, 5.50%
(MBIA INS)/(Original Issue Yield: 5.80%), 3/1/2022
AAA      1,027,270
  1,105,000   Charleston County, SC, Airport District, Airport System
 Refunding Revenue Bonds, 4.75% (MBIA INS), 7/1/2015    AAA
1,088,116

  3,200,000   Charleston County, SC, School District, GO UT, 5.00%
(FSA INS)/(Original Issue Yield: 5.10%), 2/1/2020    AAA
3,197,120

  3,890,000   Charleston County, SC, School District, GO UT, 5.00%
(FSA INS)/(Original Issue Yield: 5.12%), 2/1/2021    AAA
3,877,863

  5,760,000   Charleston County, SC, School District, GO UT, 5.00%
(FSA INS)/(Original Issue Yield: 5.17%), 2/1/2023    AAA
5,726,131

  1,670,000   Charleston County, SC, School District, GO UT, 5.00%
(South Carolina State Educational Assistance Authority LOC),
2/1/2017    AA+      1,691,827
  1,535,000   Charleston County, SC, GO UT, 5.25% (Original Issue Yield:
 5.33%), 5/1/2020    AA+      1,562,906
  1,250,000   Charleston County, SC, GO UT, 5.50%, 6/1/2014
AA+      1,355,213
  4,000,000   Charleston County, SC, (Series A), 5.125% (FSA INS)/
(Original Issue Yield: 4.88%), 8/15/2015    AAA      4,147,520
  5,500,000   Charleston County, SC, 5.50% (Charleston Public Facilities Corp.)
/(MBIA INS)/(Original Issue Yield: 5.70%),
12/1/2015    AAA      5,646,410
  3,495,000   Charleston County, SC, 6.00% (MBIA INS)/(Original Issue Yield:
 5.40%), 12/1/2009    AAA      3,925,165

Principal Amount        Credit Rating *   Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    South Carolina--continued

$ 3,010,000   Charleston, SC, Waterworks and Sewer, 5.00% (MBIA INS), 1/1/2022
    AAA   $ 2,970,449
  1,000,000   Charleston, SC, Waterworks and Sewer, 6.00% (Original Issue
 Yield: 6.242%), 1/1/2012    AA-     1,023,400
  3,700,000   Charleston, SC, Waterworks and Sewer, Refunding Revenue Bonds,
5.125% (Original Issue Yield: 4.30%), 1/1/2010
AA-     3,915,562

  4,295,000   Charleston, SC, Waterworks and Sewer, Refunding Revenue Bonds,
 5.125%, 1/1/2013    AA-     4,536,723
  3,205,000   Charleston, SC, Waterworks and Sewer, Refunding Revenue Bonds,
 5.125% (Original Issue Yield: 4.73%), 1/1/2016
AA-     3,345,732

  1,000,000   Charleston, SC, Waterworks and Sewer, Refunding Revenue Bonds,
 5.25% (Original Issue Yield: 4.86%), 1/1/2018    AA-
1,022,350

  7,030,000   Charleston, SC, Waterworks and Sewer, Refunding Revenue Bonds,
 6.00% (AMBAC INS)/(Original Issue Yield: 6.201%),
1/1/2016    AAA     7,194,643
  2,000,000   Charleston, SC, Waterworks and Sewer, Refunding Revenue Bonds,
 6.00% (Original Issue Yield: 6.285%), 1/1/2018
AA-     2,046,800

  250,000   Charleston, SC, GO UT, (Series A), 6.30%, 9/1/2005    AA    255,030
  1,245,000   Charleston, SC, GO UT, (Series B), 5.00%, 7/1/2011
 AA+     1,314,334
  1,155,000   Chester County, SC, School District, GO UT, 5.30%
(AMBAC INS)/(Original Issue Yield: 5.45%), 2/1/2011    AAA
1,178,227

  1,140,000   Chester County, SC, School District, GO UT, 5.30%
 (AMBAC INS)/(Original Issue Yield: 5.50%), 2/1/2012    AAA
1,161,352

  1,245,000   Citadel Military College, Refunding Revenue Bonds,
 5.125% (AMBAC INS)/(Original Issue Yield: 5.35%), 4/1/2017
AAA     1,259,741

(See Notes to Portfolios of Investments)

127

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--------------------------------------------------------------------------------

Wachovia South Carolina Municipal Bond Fund

Principal Amount        Credit Rating *    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    South Carolina--continued

$ 1,785,000   Clemson University, Revenue Bonds, 6.00% (AMBAC INS),
5/1/2013    AAA    $ 1,984,759
  2,000,000   Columbia, SC, Parking Facilities Refunding Revenue Bonds,
5.875% (AMBAC INS)/(Original Issue Yield: 6.007%),
12/1/2013    AAA      2,155,720
  500,000   Columbia, SC, Waterworks & Sewer System, Refunding Revenue Bonds,
 5.50% (Original Issue Yield: 5.65%), 2/1/2009
AA      542,910
  3,970,000   Columbia, SC, Waterworks & Sewer System, Refunding Revenue Bonds,
 5.70%, 2/1/2010    AA      4,379,426
  1,065,000   Dorchester County, SC, School District No. 002, GO UT, 5.125%
 (FGIC INS)/(Original Issue Yield: 5.25%), 2/1/2012
AAA      1,093,031
  2,250,000   Dorchester County, SC, School District No. 002, GO UT, 5.20%
(FGIC INS)/(Original Issue Yield: 5.35%), 2/1/2017
AAA      2,276,460
  3,000,000   Dorchester County, SC, School District No. 002, GO UT, 5.20%
 (FGIC INS), 2/1/2018    AAA      3,026,280
  870,000   Edgefield County, SC, School District, GO UT, 6.40% (FSA INS)/
(Original Issue Yield: 6.60%), 2/1/2009    AAA      929,569
  2,000,000   Fairfield County, SC, PCR, 6.50% (South Carolina Electric and
 Gas), 9/1/2014    A      2,118,080
  1,000,000   Fairfield County, SC, PCR, 6.50% (South Carolina Electric and
 Gas)/(MBIA INS), 9/1/2014    AAA      1,062,180

Principal Amount        Credit Rating *    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    South Carolina--continued

$ 1,205,000   Fairfield County, SC, School District, Certificates of
Participation, 5.50% (Fairfield Primary Geiger)/(Asset Guaranty
GTD)/(Original Issue Yield: 5.60%), 3/1/2007    AA    $ 1,282,445
  1,000,000   Florence County, SC, Hospital, Refunding Revenue Bonds,
5.25% (FGIC INS)/(Original Issue Yield: 5.457%), 11/1/2009
AAA      1,037,000
  1,485,000   Florence County, SC, Law Enforcement Control Project,
 5.70% (AMBAC INS)/(Original Issue Yield: 5.90%), 3/1/2003
AAA      1,546,034
  1,220,000   Florence County, SC, Law Enforcement Control Project,
6.00% (AMBAC INS)/(Original Issue Yield: 6.15%), 3/1/2006
AAA      1,290,333
  1,600,000   Florence, SC, Water & Sewer, Refunding Revenue Bonds
 5.20% (AMBAC INS)/(Original Issue Yield: 5.35%), 3/1/2007
AAA      1,657,280
  2,000,000   Georgetown County, SC, GO UT, 5.75%, 3/1/2013    AA+    2,212,080
  2,000,000   Grand Strand Water & Sewage Authority, SC, Refunding Revenue
Bonds, 5.00% (FSA INS), 6/1/2026    AAA      1,968,080
  2,900,000   Grand Strand Water & Sewage Authority, SC, Refunding Revenue
Bonds, 5.00% (FSA INS)/(Original Issue Yield: 5.15%),
6/1/2031    AAA      2,840,840
  3,805,000   Grand Strand Water & Sewage Authority, SC, Refunding Revenue
 Bonds, 6.375% (South Carolina Waterworks & Sewer
System)/(MBIA INS)/(Original Issue Yield: 6.508%), 6/1/2012    AAA    4,429,857


(See Notes to Portfolios of Investments)

128

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--------------------------------------------------------------------------------

Wachovia South Carolina Municipal Bond Fund

Principal Amount        Credit Rating *   Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    South Carolina--continued

$ 1,800,000   Grand Strand Water & Sewage Authority, SC, Waterworks & Sewer
 System Refunding Revenue Bonds, 6.00% (MBIA
INS)/(Original Issue Yield: 6.595%), 6/1/2019    AAA   $ 1,824,804
  1,120,000   Greenville County, SC, GO UT, 5.40%, 4/1/2021    AAA   1,156,814
  2,700,000   Greenville County, SC, GO UT, 5.50%, 4/1/2025    AAA   2,808,729
  980,000   Greenville County, SC, GO UT, (Library Project), 5.35%
(Original Issue Yield: 5.45%), 4/1/2019    AAA     1,010,948
  2,840,000   Greenville, SC, Hospital System Facilities, Refunding Revenue
 Bonds, (Series A), 5.00% (Original Issue Yield: 5.15%),
5/1/2004    AA     2,949,624
  1,000,000   Greenville, SC, Hospital System Facilities, Refunding Revenue
 Bonds, (Series A), 5.75% (Original Issue Yield: 6.00%),
5/1/2014    AA     1,049,940
  2,000,000   Greenville, SC, Waterworks Revenue, Revenue Bonds, 5.50%
(Original Issue Yield: 5.60%), 2/1/2022    AA     2,063,740
  1,400,000   Greenwood SC, Combined Public Utility, Refunding Revenue Bonds,
 5.35% (AMBAC INS)/(Original Issue Yield: 5.45%),
12/1/2005    AAA     1,481,830
  1,320,000   Greenwood SC, Combined Public Utility, Refunding Revenue Bonds,
 5.70% (AMBAC INS), 12/1/2010    AAA     1,409,364
  1,125,000   Greer SC, Combined Utility System, Revenue Bonds, 4.75%
(AMBAC INS)/(Original Issue Yield: 4.85%), 9/1/2011    AAA
1,156,140

  1,000,000   Hilton Head Island, SC Public Facilities Corp., Certificates
 of Participation, 5.40% (AMBAC INS)/(Original Issue Yield:
5.599%), 3/1/2009    AAA     1,054,940

Principal Amount        Credit Rating *   Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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Long-Term Municipals--continued
    South Carolina--continued

$  2,000,000   Hilton Head, SC, Public Services District No. 1, Waterworks and
 Sewer Refunding Revenue Bonds, 5.50% (MBIA
INS)/(Original Issue Yield: 5.80%), 8/1/2015    AAA   $  2,082,220
  4,000,000   Hilton Head, SC, Public Services District No. 1, Waterworks and
 Sewer Systems Revenue Bonds, 5.50% (MBIA INS)/(Original
Issue Yield: 5.85%), 8/1/2020    AAA     4,084,520
  585,000 Horry County, SC, Hospitality Fee, Special Obligation, 4.75% (Original Issue Yield: 4.87%), 4/1/2007 A 608,289 1,000,000 Kershaw County, SC, School
  District,  GO UT, 5.50% (Original Issue Yield: 5.55%),  2/1/2011 AA+ 1,083,660
  1,030,000 Laurens County, SC, Health Care Systems, GO UT, 5.70% (MBIA INS), 1/1/2008 AAA 1,080,439 1,025,000 Laurens County, SC, School District Number 055, GO UT, 5.50% (FGIC INS), 3/1/2016 AAA 1,084,696 1,395,000 Laurens, SC,
  Public Utility,  Refunding  Revenue Bonds,  5.00% (FGIC  INS)/(Original  Issue
  Yield: 5.393%), 1/1/2018

AAA     1,389,601

  4,000,000   Lexington County, SC, Health Services District, Inc., Refunding
 Revenue Bonds, 5.125% (FSA INS)/(Original Issue Yield:
5.50%), 11/1/2021    AAA     3,975,160
  2,000,000   Lexington, SC, Water & Sewage, Refunding Revenue Bonds, 5.50%
(Asset Guaranty INS)/(Original Issue Yield: 5.68%),
4/1/2029    AAA     2,198,400
  1,000,000   North Charleston, SC, GO UT, 5.50%, 8/1/2005    AA-     1,054,590


(See Notes to Portfolios of Investments)

129

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Wachovia South Carolina Municipal Bond Fund

Principal Amount        Credit Rating *    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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Long-Term Municipals--continued
    South Carolina--continued

$ 1,670,000   North Charleston, SC, GO UT, 5.50% (Original Issue Yield: 5.60%),
 8/1/2006    AA-    $ 1,753,316
  3,750,000   North Charleston, SC, Sewer District, Refunding Revenue Bonds,
 6.375% (MBIA INS)/(Original Issue Yield: 6.508%),
7/1/2012    AAA      4,369,500
  2,000,000   North Charleston, SC, Sewer District, Refunding Revenue Bonds
(Series A), 6.00% (MBIA INS)/(Original Issue Yield:
6.593%), 7/1/2018    AAA      2,031,380
  2,500,000   Oconee County, SC, PCR Refunding Bonds, 5.80% (Duke Energy
 Corp.), 4/1/2014    AA-      2,601,425
  1,000,000   Oconee County, SC School District, GO UT, 5.00% (Original Issue
 Yield: 5.35%), 9/1/2010    AAA      1,037,080
  1,155,000   Oconee County, SC School District, GO UT, 5.10% (Original Issu
 Yield: 5.40%), 9/1/2011    AAA      1,197,700
  1,090,000   Oconee County, SC School District, GO UT, 5.10% (Original Issue
 Yield: 5.45%), 9/1/2012    AAA      1,123,583
  275,000   Oconee County, SC, School District, GO UT, 5.10% (MBIA INS)/
(Original Issue Yield: 5.50%), 9/1/2013    AAA      282,070
  925,000   Orangeburg County, SC, Consolidated School District, GO UT,
 5.00% (FSA INS)/(Original Issue Yield: 5.00%), 3/1/2019
AAA      926,767
  1,665,000   Orangeburg County, SC, Consolidated School District, GO UT,
 5.25% (Original Issue Yield: 5.31%), 3/1/2017    AA+
1,709,156

Principal Amount        Credit Rating *    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

Long-Term Municipals--continued
    South Carolina--continued

$ 290,000   Piedmont Municipal Power Agency, SC, Escrowed to Maturity,
Refunding Revenue Bond, 6.50% (FGIC INS)/(Original Issue
Yield: 6.625%), 1/1/2014    AAA    $ 344,349
  695,000   Piedmont Municipal Power Agency, SC, Refunding Revenue Bonds,
 5.50% (MBIA INS)/(Original Issue Yield: 5.60%), 1/1/2013
AAA      762,436
  1,695,000   Piedmont Municipal Power Agency, SC, Refunding Revenue Bonds,
 5.60% (MBIA INS)/(Original Issue Yield: 5.67%),
1/1/2009    AAA      1,862,483
  500,000   Piedmont Municipal Power Agency, SC, Refunding Revenue Bonds
 6.75% (FGIC INS)/(Original Issue Yield: 6.78%), 1/1/2019
AAA      595,540
  2,435,000   Richland County, SC, Hospital Facilities, Refunding Revenue
 Bonds (Series PG-A), 7.10% (Community Provider Pooled Loan
Program)/(CGIC INS), 7/1/2005    AAA      2,641,878
  3,175,000   Richland County, SC, School District No. 001, GO UT, 4.625%,
3/1/2022    AA+      2,961,005
  975,000   Richland County, SC, School District No. 001, GO UT, 5.00%
(Original Issue Yield: 5.35%), 3/1/2016    AA+      986,671
  1,000,000   Richland County, SC School District No. 001, 5.75%, 3/1/2016
   AA+      1,079,220
  2,000,000   Richland County, SC, School District No. 002, GO UT, 5.00%
(Original Issue Yield: 5.04%), 3/1/2019    AA+
2,003,520

  2,980,000   Richland County, SC, GO UT, (Series A), 5.00% (Original Issue
Yield: 4.55%), 3/1/2016    AA+      3,033,640
  1,645,000   Richland County, SC, GO UT, (Series C), 5.80% (Original Issue
 Yield: 5.85%), 3/1/2007    AA      1,733,402


(See Notes to Portfolios of Investments)

130

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--------------------------------------------------------------------------------

Wachovia South Carolina Municipal Bond Fund

Principal Amount        Credit Rating *    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

Long-Term Municipals--continued
    South Carolina--continued

$ 110,000   Rock Hill, SC, Housing Development Corp., Multi-Family Refunding
 Revenue Bonds, 7.50%, 7/1/2010    Aaa    $ 112,888
  1,745,000   Rock Hill, SC, Utility System, (Series C), 5.00% (FSA INS)/
(Original Issue Yield: 4.72%), 1/1/2007    AAA
1,843,854


  2,630,000   Rock Hill, SC, Utility System, Refunding Revenue Bonds, 5.25%
(AMBAC INS)/(Original Issue Yield: 5.40%), 1/1/2008
AAA      2,713,608
  5,760,000   South Carolina Education Facilities Authority, Revenue Bonds,
 Furman University Project, 5.50% (Original Issue Yield:
5.54%), 10/1/2030    Aaa      5,915,866
  1,500,000   South Carolina Job Development Authority, Revenue Bonds, 5.25%
 (Anderson Area Medical Center, Inc.)/(MBIA
INS)/(Original Issue Yield: 5.63%), 2/1/2015    AAA      1,531,965
  340,000   South Carolina Resources Authority, Local Government Program,
 Revenue Bonds (Series A), 7.00%, 6/1/2003    AA
346,933

  1,000,000   South Carolina State Educational Assistance Authority,
Refunding Revenue Bonds (Series A-3), 5.80% (Original Issue
Yield: 5.90%), 9/1/2004    AAA      1,064,510
  1,000,000   South Carolina State Educational Assistance Authority,
Refunding Revenue Bonds (Series B), 5.70% (Original Issue Yield:
5.75%), 9/1/2005    A      1,063,430

Principal Amount        Credit Rating *    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    South Carolina--continued

$ 2,825,000   South Carolina State Housing Finance & Development Authority,
Refunding Revenue Bonds (Series A), 6.15%, 7/1/2008
AA    $ 3,003,398

  500,000   South Carolina State Ports Authority, Revenue Bonds, 6.50%
 (AMBAC INS)/(Original Issue Yield: 6.75%), 7/1/2006
AAA      514,675
  500,000   South Carolina State Ports Authority, Revenue Bonds, 6.625%
 (AMBAC INS)/(Original Issue Yield: 6.823%), 7/1/2011
AAA      514,780
  3,145,000   South Carolina State Public Service Authority, (Series B),
 5.00% (MBIA INS)/(Original Issue Yield: 5.16%), 1/1/2018
AAA      3,147,956
  2,500,000   South Carolina State Public Service Authority, Refunding
Revenue Bonds, (Series C), 5.00% (AMBAC INS)/(Original Issue
Yield: 5.25%), 1/1/2014    AAA      2,522,275
  1,000,000   South Carolina State Public Service Authority, Refunding
Revenue Bonds, 5.00% (MBIA INS)/(Original Issue Yield: 5.15%),
1/1/2014    AAA      1,020,960
  1,040,000   South Carolina State, (Series A), GO UT Highway Improvement
Bonds, 4.50%, 4/1/2020    AAA      980,970
  4,485,000   South Carolina State, (Series A), 4.60% (Original Issue Yield:
 4.45%), 5/1/2011    AAA      4,616,545
  3,000,000   South Carolina State, (Series A), 4.60% (Original Issue Yield:
 4.80%), 5/1/2016    AAA      2,959,140
  800,000   South Carolina State, GO UT, (Series A) Highway Improvement Bonds,
 4.50%, 4/1/2021    AAA      750,264


(See Notes to Portfolios of Investments)

131

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--------------------------------------------------------------------------------

Wachovia South Carolina Municipal Bond Fund

Principal Amount        Credit Rating *    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    South Carolina--continued

$ 350,000   South Carolina State, GO UT, 6.00% (Medical University of South
 Carolina)/(Original Issue Yield: 6.15%), 3/1/2003
AAA    $ 356,731
  375,000   South Carolina State, GO UT, 6.00% (Medical University of South
 Carolina)/(Original Issue Yield: 6.25%), 3/1/2004
AAA      382,211
  1,000,000   South Carolina Transportation Infrastructure Bank, (Series A),
 Revenue Bonds, 5.00% (Original Issue Yield: 4.35%),
10/1/2012    AAA      1,037,000
  5,000,000  South  Carolina  Transportation  Infrastructure  Bank,  (Series A),
  5.375%  (MBIA  INS),   10/1/2018  AAA  5,148,450   4,900,000   South  Carolina
  Transportation  Infrastructure  Bank,  Revenue  Bonds  (Series A), 4.50% (MBIA
  INS), 10/1/2016 AAA

4,697,237

  1,040,000   South Carolina Transportation Infrastructure Bank, Revenue Bonds
 (Series A), 5.00% (MBIA INS), 10/1/2007    AAA
1,106,684
  12,000,000   South Carolina Transportation Infrastructure Bank, Revenue Bonds
 (Series A), 5.375% (AMBAC INS)/(Original Issue Yield:
5.50%), 10/1/2024    AAA      12,244,320
  6,000,000   South Carolina Transportation Infrastructure Bank, Revenue Bonds
 4.50% (MBIA INS), 10/1/2014    AAA      5,893,500

Principal Amount        Credit Rating *   Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    South Carolina--continued

$   2,595,000   Spartanburg County, SC, Health Services District, Inc.,
 Refunding Revenue Bonds, 5.00% (AMBAC INS)/(Original Issue
Yield: 5.60%), 4/15/2011    AAA   $     2,673,058
  3,000,000   Spartanburg County, SC, Health Services District, Inc.,
Refunding Revenue Bonds, 5.50% (AMBAC INS)/(Original Issue
Yield: 5.70%), 4/15/2015    AAA     3,110,490
  3,000,000   Spartanburg County, SC, Hospital Facilities, Refunding
 Revenue Bonds, 6.55% (Spartanburg General Hospital System)/(FSA
INS), 4/15/2010    AAA     3,105,900
  1,000,000   Spartanburg County, SC, 5.375% (State Aid Withholding INS)/
(Original Issue Yield: 5.54%), 4/1/2019    AA     1,033,280
  1,005,000   Spartanburg County, SC, 5.375% (State Aid Withholding INS)/
(Original Issue Yield: 5.57%), 4/1/2020    AA     1,034,657
  1,000,000   Spartanburg County, SC, School District No. 5, GO UT, 5.25%
 (Original Issue Yield: 5.30%), 5/1/2011    AA+
1,081,940

  1,000,000   Spartanburg County, SC, School District No. 7, GO UT, 5.00%
 (Original Issue Yield: 4.59%), 3/1/2016    AA+
1,033,470

  450,000   Spartanburg, SC, Leased Housing Corp., Refunding Revenue Bonds,
 7.50%, 10/1/2011    A2     468,221
  1,035,000   Sumter County, SC, Hospital Facilities, 6.50% (MBIA INS)/
(Original Issue Yield: 6.80%), 11/15/2002    AAA     1,077,103
  1,015,000   University of South Carolina, Revenue Bonds, 5.60% (AMBAC INS)
/(Original Issue Yield: 5.70%), 6/1/2017    Aaa
1,060,188

(See Notes to Portfolios of Investments)

132

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--------------------------------------------------------------------------------

Wachovia South Carolina Municipal Bond Fund

Principal Amount        Credit Rating *    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    South Carolina--continued

$ 3,465,000  University  of South  Carolina,  Revenue  Bonds,  5.70% (MBIA INS),
  6/1/2020 AAA $ 3,588,008 2,090,000 Western Carolina Regional Sewer Authority, SC, Refunding Revenue Bonds, 5.40% (FGIC INS)/(Original Issue Yield:

5.465%), 3/1/2007    AAA      2,189,484
  8,500,000   Western Carolina Regional Sewer Authority, SC,
efunding Revenue Bonds, 5.00% (FSA INS)/(Original Issue Yield: 5.15%),
3/1/2021    AAA      8,462,940
  2,300,000   Western Carolina Regional Sewer Authority, SC,
Sewer System Revenue Bonds, 5.50% (FGIC INS)/(Original Issue Yield:
5.627%), 3/1/2010    AAA      2,411,228
  1,020,000   Winnsboro, SC, Utility Revenue, Refunding Revenue Bonds,
5.25% (MBIA INS)/(Original Issue Yield: 4.85%), 8/15/2013
AAA      1,091,358
  3,410,000   York County, SC, School District 03, GO UT, 5.00%,
3/1/2012    AA+      3,575,726
  1,000,000   York County, SC, School District 04, GO UT, 5.125%
(Original Issue Yield: 5.15%), 3/1/2018    AA+      1,013,540
  1,360,000   York County, SC, School District 04, GO UT, 5.125%
(Original Issue Yield: 5.25%), 3/1/2021    AA+      1,366,351

--------------------------------------------------------------------------------

    Total           335,749,179

--------------------------------------------------------------------------------


Principal Amount or Shares        Credit Rating *    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    Puerto Rico--0.6%

$ 2,000,000   Puerto Rico Public Building Authority, (Series B), 5.25%
(FSA INS)/(Original Issue Yield: 5.65%), 7/1/2021    AAA    $
2,045,720

--------------------------------------------------------------------------------

    Total Long-Term Municipals (identified cost $323,330,848)      337,794,899

--------------------------------------------------------------------------------


Registered Investment Companies--0.1%
37   AIM Global Management Money Market Fund      37
13   Dreyfus Tax Exempt Money Market Fund      13
169,099   Federated Tax-Free Obligations Fund      169,099
727   Fidelity Tax Exempt Money Market Fund      727

--------------------------------------------------------------------------------

    Total Registered Investment Companies (at net asset value)      169,876

--------------------------------------------------------------------------------

    Total Investments (identified cost $323,500,724)    $ 337,964,775

--------------------------------------------------------------------------------




(See Notes to Portfolios of Investments)

133

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--------------------------------------------------------------------------------

Wachovia Virginia Municipal Bond Fund (Class A Shares)

Growth of $10,000 Invested in Virginia Municipal Bond Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Virginia Municipal Bond Fund (Class A Shares) (the "Fund") from February 1, 1993 (start of performance) to November 30, 2001 compared to the Lehman Brothers Municipal Bond Index (LBMBI) and the Lehman Brothers 7 Year Municipal Bond Index (LBMB7YI).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    2.81%
5 Year    4.08%
Start of Performance (2/1/93) (cumulative)    44.42%
Start of Performance (2/1/93)    4.25%


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBI and the LBMB7YI have been adjusted to reflect reinvestment of dividends on securities in the indices. ** The LBMBI is a benchmark index that includes investment-grade, tax-exempt, and fixed-rate bonds with long-term maturities (greater than 2 years) selected from issues larger than $50 million. The LBMB7YI is an unmanaged index of municipal bonds with a minimum credit rating of at least Baa, which were issued after January 1, 1991, as part of a deal of at least $50 million, have a maturity range of 4-6 years. As of January 1996, the index also includes zero coupon bonds and bonds subject to alternative minimum tax. The indicies do not reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e., without adjusting for the applicable sales charge) for the 1-year, 5-year, start of performance (2/1/93) (cumulative) and start of performance (2/1/93) periods were 7.61%, 5.05%, 51.21% and 4.79%, respectively.

134

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--------------------------------------------------------------------------------

Wachovia Virginia Municipal Bond Fund (Class Y Shares)


Growth of $10,000 Invested in Virginia Municipal Bond Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Virginia Municipal Bond Fund (Class Y Shares) (the "Fund" ) from March 30, 1998 (start of performance) to November 30, 2001 compared to the Lehman Brothers Municipal Bond Index (LBMBI) and the Lehman Brothers 7 Year Municipal Bond Index (LBMB7YI).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001 1 Year 7.88 % Start of Performance (3/30/98) (cumulative) 19.18 % Start of Performance (3/30/98) 4.89 %

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBI and LBMB7YI have been adjusted to reflect the reinvestment of dividends on securities in the indices. ** The LBMBI is a benchmark index that includes investment-grade, tax-exempt, and fixed-rate bonds with long-term maturities (greater than 2 years) selected from issues larger than $50 million. The LBMB7YI is an unmanaged index of municipal bonds with a minimum credit rating of at least Baa, which were issued after January 1, 1991, as part of a deal of at least $50 million, have a maturity range of 4-6 years. As of January 1996, the index also includes zero coupon bonds and bonds subject to alternative minimum tax. The indices do not reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

135

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--------------------------------------------------------------------------------

Wachovia Virginia Municipal Bond Fund
Portfolio of Investments

November 30, 2001

Principal Amount        Credit* Rating    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--95.6%
    Virginia--95.6%

$ 1,900,000   Alexandria, VA, Public Improvements, 5.00% (Original Issue
Yield: 4.43%), 1/1/2013    AAA    $ 2,010,219
  4,590,000   Arlington County, VA, GO UT, 5.00% (Original Issue Yield:
 5.00%), 2/1/2019    AAA      4,624,976
  850,000   Arlington County, VA, GO UT, Refunding Bonds, 6.00%, 6/1/2004
   AAA      916,479
  455,000   Arlington, VA IDA, Refunding Revenue Bonds, 5.30% (Arlington
 Hospital)/(United States Treasury PRF)/(Original Issue
Yield: 5.47%), 9/15/2015    A1      486,022
  1,700,000   Big Stone Gap, VA Redevelopment & Housing Authority, 5.50%
(Wallens Ridge Development Project)/(Original Issue Yield:
5.75%), 9/1/2015    AA+      1,802,221
  1,000,000   Fairfax County, VA IDA, Refunding Revenue Bonds, 5.25%
(Inova Health System)/(Original Issue Yield: 5.35%),
8/15/2019    AA      1,030,850
  1,265,000   Fairfax County, VA Water Authority, Refunding Revenue Bonds,
6.00% (Original Issue Yield: 6.281%), 4/1/2022    AAA
1,366,769

  500,000   Fairfax County, VA Water Authority, Revenue Bonds, 5.00%
 (Original Issue Yield: 5.375%), 4/1/2016    AAA      505,695
  3,800,000   Fairfax County, VA Water Authority, Refunding Revenue Bonds,
 5.00% (Original Issue Yield: 5.22%), 4/1/2021    AAA
3,839,748

  1,000,000   Fairfax County, VA, (Series A), 5.00% (Original Issue Yield:
4.83%), 6/1/2012    AAA      1,039,060

Principal Amount        Credit* Rating    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    Virginia--continued

$ 2,110,000   Fairfax County, VA, (Series A), 5.25% (Original Issue Yield:
 5.46%), 6/1/2018    AAA    $ 2,171,929
  650,000   Fairfax County, VA, GO UT, 4.50% (Original Issue Yield: 4.426%),
6/1/2010           666,016
  1,170,000   Fairfax County, VA, Public Improvements, (Series A), 5.125%
 (Original Issue Yield: 5.24%), 6/1/2014    AAA
1,221,691

  1,685,000   Hampton, VA, GO UT, 5.125% (Original Issue Yield: 4.74%),
 1/15/2015    AA      1,775,602
  1,000,000   Hanover County, VA IDA, Revenue Bonds, 6.375% (Memorial
 Regional Medical Center)/(MBIA INS), 8/15/2018    AAA
1,161,610
  2,000,000   Henrico County, VA, GO UT Refunding Bonds, 5.30% (Original
 Issue Yield: 5.45%), 1/15/2010    AAA      2,089,780
  600,000   Henrico County, VA, Refunding Revenue Bonds, 6.25% (Original
 Issue Yield: 6.25%), 5/1/2013    AA-      612,030
  1,000,000   James City County, VA, GO UT, 5.20% (State Aid Withholding
 GTD)/(FGIC INS)/(Original Issue Yield: 5.35%), 12/15/2010
AAA      1,071,960
  250,000   Loudoun County, VA Sanitation Authority, Refunding Revenue
Bond, 6.00% (FGIC INS)/(Original Issue Yield: 6.05%),
1/1/2003    AAA      260,618
  1,000,000   Loudoun County, VA Sanitation Authority, Revenue Bonds,
4.75% (MBIA INS), 1/1/2021    AAA      957,110
  1,715,000   Loudoun County, VA, (Series C), 5.20% (Original Issue
Yield: 5.25%), 12/1/2013    AA+      1,813,081


(See Notes to Portfolios of Investments)

136

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--------------------------------------------------------------------------------

Wachovia Virginia Municipal Bond Fund

Principal Amount        Credit* Rating    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    Virginia--continued

$ 1,000,000   Loudoun County, VA, (Series C), 5.25% (Original Issue Yield:
 5.33%), 12/1/2014    AA+    $ 1,054,640
  1,000,000   Loudoun County, VA, GO UT, 5.00% (Original Issue Yield: 3.45%),
 1/1/2003    AA+      1,031,890
  1,000,000   Manassa, VA, GO UT, 5.00% (Original Issue Yield: 5.05%),
1/1/2012    AA-      1,044,220
  2,500,000   Norfolk, VA IDA, Refunding Revenue Bonds, 6.50% (Sentara
Hospitals), 11/1/2013    AA      2,675,950
  1,000,000   Norfolk, VA, GO UT, 5.00% (FGIC INS)/(Original Issue Yield:
 4.719%), 7/1/2010    AAA      1,055,800
  2,000,000   Norfolk, VA, GO UT Refunding Bonds, 5.50% (Original Issue
Yield: 5.55%), 2/1/2008    AA      2,096,240
  1,500,000   Portsmouth, VA, GO UT, (Series A), 5.50% (FGIC INS), 6/1/2018
   AAA      1,550,025
  250,000   Portsmouth, VA, GO UT Refunding Bonds, 6.25%, 11/1/2002
 AA-      255,873
  500,000   Prince William County, VA, Certificates of Participation
Refunding Bonds, 5.20% (MBIA INS)/(Original Issue Yield: 5.35%),
12/1/2005    AAA      537,775
  500,000   Prince William County, VA, GO UT Bonds, (Series C), 5.00%
 (Original Issue Yield: 5.10%), 8/1/2006    AA      522,350
  1,750,000   Richmond, VA Industrial Development Authority, Refunding
Revenue Bonds, 5.45% (Original Issue Yield: 5.45%),
1/1/2021    A3      1,777,720
  3,000,000 Richmond, VA Industrial Development Authority, Refunding Revenue Bonds, 5.55%, 1/1/2031 A3 3,053,310 1,980,000 Richmond, VA Metropolitan
  Authority, Refunding Revenue Bonds, 5.25% (FGIC INS), 7/15/2022 AAA 2,060,032

Principal Amount        Credit* Rating    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    Virginia--continued

$ 2,200,000   Richmond, VA Metropolitan Authority, Refunding Revenue Bonds,
 5.25% (FGIC INS)/(Original Issue Yield: 5.02%),
7/15/2017    AAA    $ 2,326,478
  2,000,000   Richmond, VA, GO UT, 5.50% (FSA INS)/(Original Issue Yield:
 5.46%), 1/15/2014    AAA      2,171,720
  1,450,000   Southeastern Public Service Authority, VA, Refunding Revenue
Bonds, 5.00% (AMBAC INS)/(Original Issue Yield: 5.07%),
7/1/2015    AAA      1,505,825
  1,500,000   Upper Occoquan Sewage Authority, VA, (Series A), 4.75%
(MBIA INS)/(Original Issue Yield: 5.30%), 7/1/2029    AAA
1,411,035

  250,000   Upper Occoquan Sewage Authority, VA, Refunding Bonds, 5.45%
(AMBAC INS)/(Original Issue Yield: 5.55%), 7/1/2003
AAA      261,973
  500,000   Virginia Beach, VA IDA, Refunding Bonds, 5.00% (AMBAC INS)/
(Original Issue Yield: 5.15%), 2/15/2007    AAA      530,145
  2,100,000   Virginia Beach, VA, GO UT, 5.00% (Original Issue Yield:
5.00%), 6/1/2019    AA+      2,110,038
  1,000,000   Virginia Beach, VA, GO UT Bonds, (Series C), 6.10%
(Original Issue Yield: 6.15%), 8/1/2002    AA      1,023,390
  1,500,000   Virginia Biotechnology Parking Authority, Consolidated
 Laboratories Project, 5.00% (Original Issue Yield: 4.43%),
9/1/2011    AA+      1,588,350
  1,530,000   Virginia College Building Authority, Refunding Revenue Bonds,
 5.00% (Original Issue Yield: 4.999%), 8/1/2015
AA+      1,565,603


(See Notes to Portfolios of Investments)

137

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Virginia Municipal Bond Fund

Principal Amount        Credit* Rating    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    Virginia--continued

$ 345,000   Virginia College Building Authority, Refunding Revenue Bonds,
 5.125% (Original Issue Yield: 5.266%), 10/1/2021    A+    $
342,009

  500,000   Virginia College Building Authority, Revenue Bonds, 5.00%,
8/1/2008    AA+      531,485
  1,000,000   Virginia Commonwealth Transportation Board, Refunding
Revenue Bonds, 5.50% (Original Issue Yield: 4.90%), 10/1/2010
AA      1,099,340
  1,500,000   Virginia Polytechnical Institute & State University,
Refunding Revenue Bonds (Series C), 5.50% (Original Issue Yield:
5.70%), 6/1/2016    AA      1,562,730
  1,290,000  Virginia  Resources  Authority,  (Series A), 5.00%  (Original Issue
  Yield:   4.87%),   5/1/2016  AA  1,312,743   500,000  Virginia  State  Housing
  Development Authority, Refunding Revenue Bonds, 6.20%, 1/1/2008 AA+ 520,485 500,000 Virginia State Housing Development Authority, Refunding Revenue Bonds, 6.30%, 1/1/2009 AA+ 521,555 1,000,000 Virginia State Housing Development Authority, Revenue Bonds, (Series B), 6.35%, 1/1/2015 AA+ 1,000,120 170,000
  Virginia State Housing Development Authority, Revenue Bonds, (Series F), 6.40%, 7/1/2017 AA+ 173,794 2,000,000 Virginia State Public Building
  Authority, (Series A), Refunding Bonds, 5.40%, 8/1/2012 AA+ 2,049,840 3,335,000 Virginia State Public Building Authority, (Series A), 5.50% (Original Issue Yield: 5.74%), 8/1/2013 AA+

3,600,566

Principal Amount        Credit* Rating    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    Virginia--continued

$ 2,000,000   Virginia State Public Building Authority, (Series A), 5.50%
 (Original Issue Yield: 5.86%), 8/1/2015    AA+    $
2,132,520

  1,000,000   Virginia State Public Building Authority, (Series A), 6.00%
 (Original Issue Yield: 5.42%), 8/1/2009    AA+
1,129,150

  515,000   Virginia State Public Building Authority, (Series B), 5.50%
(Original Issue Yield: 5.63%), 8/1/2014    AA+      547,198
  1,000,000   Virginia State Public Building Authority, 5.00%, 8/1/2020
          1,001,830
  300,000   Virginia State Public Building Authority, Refunding Bonds,
(Series A), 5.00%, 8/1/2004    AA+      316,731
  3,000,000   Virginia State Public Building Authority, Refunding Revenue
Bonds, 5.00% (Original Issue Yield: 4.64%), 8/1/2009
AA+      3,185,100
  5,000,000   Virginia State Public School Authority, (Series A), 4.875%,
 8/1/2014    AA+      5,113,250
  1,250,000   Virginia State Public School Authority, (Series A), 5.00%
(Original Issue Yield: 4.74%), 8/1/2013    AA+      1,311,137
  1,370,000   Virginia State Public School Authority, (Series A), 5.125%
 (Original Issue Yield: 5.17%), 8/1/2011    AA+
1,465,845

  1,500,000   Virginia State Public School Authority, (Series A), 5.50%
(Original Issue Yield: 5.46%), 8/1/2015    AA+      1,607,295
  6,345,000   Virginia State Public School Authority, (Series B), 5.125%
 (Original Issue Yield: 5.45%), 8/1/2014    AA      6,550,959
  2,550,000   Virginia State Public School Authority, (Series B), 5.25%
 (Original Issue Yield: 5.58%), 1/1/2010    AA      2,687,980


(See Notes to Portfolios of Investments)

138

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Virginia Municipal Bond Fund

Principal Amount        Credit* Rating    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    Virginia--continued

$ 4,650,000   Virginia State Public School Authority, (Series I), 5.10%
 (Original Issue Yield: 5.15%), 8/1/2013    AA+    $
4,834,743

  1,405,000   Virginia State Public School Authority, GO, (Series B),
5.50%, 8/1/2011    AA+      1,531,422
  2,000,000   Virginia State Public School Authority, Refunding Revenue Bonds,
5.00% (Original Issue Yield: 5.10%), 8/1/2012
AA+      2,079,740
  1,000,000   Virginia State Public School Authority, Refunding Revenue Bonds,
6.25% (Original Issue Yield: 6.30%), 1/1/2004
AA      1,023,430
  300,000   Virginia State Public School Authority, School Financing Revenue
 Bonds, (Series B), 5.75% (State Aid Withholding COL),
1/1/2008    AA      315,216
  1,000,000   Virginia State Resources Authority Water and Sewer System,
Refunding Revenue Bonds, 5.25% (Appomattox River Water
Authority)/(Original Issue Yield: 5.70%), 10/1/2013    AA      1,025,560
  1,000,000   Virginia State Resources Authority Water and Sewer System,
Revenue Bonds, (Series A), 5.60% (Original Issue Yield:
5.75%), 10/1/2025    AA      1,097,480
  2,000,000   Virginia State University-Virginia Commonwealth, Revenue Bonds,
 (Series A), 5.75% (Original Issue Yield: 5.827%),
5/1/2021    AA-      2,093,140
  250,000   Virginia State, GO UT Bonds, (Series C), 5.80%, 6/1/200
    AAA      254,388

Principal Amount or Shares        Credit* Rating    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    Virginia--continued

$ 750,000   Washington County, VA IDA, Refunding Revenue Bonds, 6.00%
(Original Issue Yield: 6.16%), 7/1/2014    A2    $ 831,135
  1,820,000   York County, VA, GO UT, 5.00% (Original Issue Yield: 4.09%),
7/15/2012    AA      1,918,916
  1,925,000   York County, VA, GO UT, 5.00% (Original Issue Yield: 4.22%),
 7/15/2013    AA      2,022,867

--------------------------------------------------------------------------------

    Total Long-Term Municipals

 (identified cost $119,155,720)           123,425,547

--------------------------------------------------------------------------------


Registered Investment Companies--3.2%
171   AIM Global Management Short Term Investments Co.      171
37   Dreyfus Tax Exempt Money Market Fund      37
4,092,350   Federated Tax-Free Obligations Fund      4,092,350
229   Fidelity Tax Exempt Money Market Fund      229

--------------------------------------------------------------------------------

    Total Registered Investment Companies (at net asset value)      4,092,787

--------------------------------------------------------------------------------

    Total Investments (identified cost $123,248,507)    $ 127,518,334

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

139

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Notes to Portfolios of Investments

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Credit ratings are unaudited.
(1)   Non-income producing.
(2) Represents securities held as collateral within a margin account, used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts. (3) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(4) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Trusts' Board of Trustees. At November 30, 2001, the Emerging Markets Fund, Intermediate Fixed Income Fund, and Short Term Fixed Income Fund held restricted securities amounting to $2,510,359, $1,997,051 and $610,216, respectively, which represents 1.6%, 1.4%, and 1.3% respectively, of net assets.

The following abbreviations are used in these portfolios:

ADR--American Depositary Receipt    HFA--Housing Finance Authority

AMBAC--American Municipal Bond Assurance Corporation
 IDA--Industrial Development Authority
 INS--Insured

CGIC--Capital    Guaranty   Insurance   Corporation    LOC--Letter   of   Credit
COL--Collateralized MBIA--Municipal Bond Insurance Association FGIC--Financial Guaranty Insurance Corporation MTGS--Mortgages FHA--Federal Housing Administration MTN--Medium Term Note FNMA--Federal National Mortgage Association PCR--Pollution Control Revenue FSA--Financial Security Assurance
PRF--Prerefunded GDR--Global Depositary Receipt UT--Unlimited Tax GO--General Obligation VA--Veterans Administration GTD--Guaranteed

Fund   Cost of Investments For Federal Tax Purposes   Net Unrealized
Appreciation/ (Depreciation) for Federal Tax Purposes     Gross
Unrealized Appreciation for Federal Tax Purposes   Gross Unrealized
Depreciation for Federal Tax Purposes   Total Net Assets**

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Equity Fund   $ 260,199,191   $ 38,514,118     $ 56,160,288   $ 17,646,170
$ 298,164,137
Quantitative Equity Fund     301,792,147     184,288,737       202,078,480
  17,789,743     482,304,062
Growth and Income Fund     144,701,232     56,521,160       60,825,476
   4,304,316     201,131,555
Equity Index Fund     191,919,726     173,016,604       200,467,099
 27,450,495     365,671,941
Special Values Fund     228,330,070     49,208,516       55,569,784
 6,361,268     276,804,948
Emerging Markets Fund     155,409,228     (323,037 )     24,381,764
  24,704,801     153,096,631
Personal Equity Fund     221,064,172     77,941,995       89,028,396
  11,086,401     298,306,679
Balanced Fund     442,955,131     52,673,558       71,687,191
 19,013,633     478,854,957
Blue Chip Value Fund     2,057,160     (67,351 )     87,947
 155,298     1,951,312
New Horizons Fund     1,582,959     (212,002 )     56,571
   268,573     1,340,917
International Equity Fund     11,516,394     (280,431 )     516,741
   797,172     10,400,246
Fixed Income Fund     656,759,676     21,527,191       26,230,917
  4,703,726     622,113,173
Intermediate Fixed Income Fund     130,730,008     3,692,231
 4,687,817     995,586     138,347,135
Short-Term Fixed Income Fund     44,965,152     1,378,885
  1,380,450     1,565     47,051,976
Georgia Municipal Bond Fund     123,273,126     3,635,006       4,219,867
    584,861     130,527,087
North Carolina Municipal Bond Fund     411,640,508     13,256,869
   13,726,148     469,279     430,574,491
South Carolina Municipal Bond Fund     323,500,724     14,464,051
    14,800,306     336,255     338,769,488
Virginia Municipal Bond Fund     123,288,513     4,229,821       4,444,578
   214,757     129,162,453

** The categories of investments are shown as a percentage of net assets at November 30, 2001.

At November 30, 2001, the following Funds had investments that were subject to alternative minimum tax:

Fund      Percentage of total market value subject to alternative minimum tax

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Georgia Municipal Bond Fund      0.8%
South Carolina Municipal Bond Fund      1.5%

(See Notes which are an integral part of the Financial Statements)

140

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Statements of Assets and Liabilities

November 30, 2001


     Wachovia

 Equity Fund        Wachovia Quantitative
 Equity Fund        Wachovia

 Growth &
 Income Fund        Wachovia
 Equity Index
 Fund        Wachovia
 Special Values Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Assets:
Investments in securities, at value    $ 279,016,970        $ 469,841,430
     $ 190,557,748        $ 357,948,231        $
212,035,322

Investments in repurchase agreements      19,696,339          16,239,454
      10,664,644          6,988,099          65,503,264
Cash      602          645          602          26,563          992
Income receivable      276,854          654,210          204,580        496,425
          210,034
Net receivable for foreign currency exchange contracts     --         --
     --         --          38
Receivable for investments sold      1,360,999         --         --
  31,193          327,348
Receivable for shares sold      236,760          891,274          693
   1,669,602          633,794

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total assets      300,588,524          487,627,013          201,428,267
  367,160,113          278,710,792

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Liabilities:
Payable for investments purchased      1,382,422          887,358         --
        668,974          852,017
Payable for shares redeemed      703,468          3,972,926          103,695
         562,854          479,512
Payable for daily variation margin      81,000          73,125          46,125
          39,433          273,125
Payable to adviser      162,570          272,523          101,434      81,822
          176,549
Other accrued expenses      94,927          117,019          45,458     135,089
          124,641

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total liabilities      2,424,387          5,322,951          296,712
 1,488,172          1,905,844

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Assets Consist of:
Paid in capital      305,983,665          273,709,302          135,742,644
  190,496,737          210,364,339
Net unrealized appreciation of investments, futures contracts, and translation of assets and liabilities in foreign currency
39,558,125          184,619,067          57,772,143          174,207,941
    49,378,721
Accumulated net realized gain (loss) on investments, futures, and foreign
currency transactions      (47,550,309 )
23,463,484          7,225,785          967,263          15,469,146
Undistributed net investment income       172,656          512,209
  390,983         --          1,592,742

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Net Assets    $ 298,164,137        $ 482,304,062        $ 201,131,555
     $ 365,671,941        $ 276,804,948

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Assets:
Class A Shares    $ 82,499,760        $ 51,100,411        $ 54,789,870
   $ 107,525,648        $ 76,469,276

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class B Shares    $ 8,381,502        $ 17,095,507        $ 129,199
   $ 1,296,056        $ 1,152,505

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class C Shares    $ 468,482        $ 120        $ 3,485        $ 2,624,354
     $ 366,620

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares    $ 206,814,393        $ 414,108,024        $ 146,209,001
     $ 254,225,883        $ 198,816,547

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares Outstanding

Class A Shares      6,343,213          3,109,712          3,820,069
    5,138,908          3,769,475
Class B Shares      654,333          1,056,257          9,053          62,027
         57,335
Class C Shares      36,213          7          244          125,530
 18,190
Class Y Shares      15,893,062          25,150,608          10,157,572
    12,127,380          9,775,206

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Shares Outstanding      22,926,821          29,316,584         13,986,938
          17,453,845          13,620,206

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value Per Share

Class A Shares    $ 13.01        $ 16.43        $ 14.34        $ 20.92  $ 20.29

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

Class B Shares    $ 12.81        $ 16.18        $ 14.27        $ 20.90  $ 20.10

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

Class C Shares    $ 12.94        $ 16.45        $ 14.28        $ 20.91  $ 20.16

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

Class Y Shares    $ 13.01        $ 16.47        $ 14.39        $ 20.96  $ 20.34

--------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Offering Price Per Share*
Class A Shares    $ 13.80  **      $ 17.43  **      $ 15.21  **      $ 22.20 **
      $ 21.53  **

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class B Shares    $ 12.81        $ 16.18        $ 14.27        $ 20.90   $ 20.10

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class C Shares    $ 13.07  ***      $ 16.62  ***      $ 14.42***     $ 21.12***
      $ 20.36  ***

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares    $ 13.01        $ 16.47        $ 14.39        $ 20.96  $ 20.34

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Redemption Proceeds Per Share*
Class A Shares    $ 13.01        $ 16.43        $ 14.34        $ 20.92  $ 20.29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class B Shares    $ 12.17  ****      $ 15.37  ****      $ 13.56  ****
$ 19.86  ****      $ 19.10  ****

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class C Shares    $ 12.81 *****      $ 16.29 *****      $ 14.14 *****
 $ 20.70 *****      $ 19.96 *****

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares    $ 13.01        $ 16.47        $ 14.39        $ 20.96
$ 20.34

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investments, at identified cost    $ 259,435,145        $ 301,774,298
 $ 144,275,183        $ 191,145,017        $
228,212,357

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



        *See   "What do Shares Cost?" in the Prospectus.
      **Computation   of Offering Price: 100/94.25 of net asset value.
    ***Computation   of Offering Price: 100/99 of net asset value.
  ****Computation   of Redemption Price: 95/100 of net asset value.
*****Computation   of Redemption Price: 99/100 of net asset value.


(See Notes which are an integral part of the Financial Statements)

141

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Statements of Assets and Liabilities--Continued

November 30, 2001

       Wachovia Emerging Markets Fund        Wachovia Personal Equity Fund
        Wachovia Balanced Fund        Wachovia Blue Chip
Value Fund        Wachovia New Horizons
 Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Assets:
Investments in securities, at value      $ 148,729,492        $ 287,315,774
       $ 471,737,006        $ 1,893,507        $
1,334,098

Investments in repurchase agreements        6,356,699          11,690,393
       23,891,683          96,302          36,859
Cash        1,216          339         --          175          192
Cash denominated in foreign currencies (identified cost $625,510)
 626,346         --         --         --         --
Income receivable        302,787          301,028          2,452,098
     2,229          485
Receivable for investments sold        2,364,197          4,254,402
   1,307,900         --          8,632
Receivable for shares sold        301,971          167,011          226,301
        44,997         --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total assets        158,682,708          303,728,947          499,614,988
       2,037,210          1,380,266

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Liabilities:
Payable for investments purchased        306,703          4,360,547
   18,047,691          75,229          33,293
Payable to bank       --         --          82,019         --         --
Payable for shares redeemed        5,019,095          815,930
  1,999,729         --         --
Payable for daily variation margin       --          40,500          162,18
         --         --
Payable to adviser        123,976          160,909          249,613         --
         --
Other accrued expenses        136,303          44,382          218,792
  10,669          6,056

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total liabilities        5,586,077          5,422,268          20,760,031
      85,898          39,349

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Assets Consist of:
Paid in capital        189,690,472          219,947,787          451,102,097
       2,139,307          1,856,302
Net unrealized appreciation (depreciation) of investments, futures contracts, and translation of assets and liabilities in foreign
currency        865,630          78,196,244          54,518,701
 (57,075 )        (175,886 )
Accumulated net realized loss on investments, futures, and foreign currency
transactions        (38,834,459 )        (203,948
)        (27,646,028 )        (134,244 )        (339,499 )
Undistributed net investment income         1,374,988          366,596
    880,187          3,324         --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Net Assets      $ 153,096,631        $ 298,306,679        $ 478,854,957
       $ 1,951,312        $ 1,340,917

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Assets:
Class A Shares      $ 13,724,056        $ 733,983        $ 152,839,647
$ 388,692        $ 148,108

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class B Shares      $ 939        $ 34,757        $ 21,638,839        $ 147,613
        $ 91,807

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class C Shares      $ 14,013        $ 115        $ 421,455        $ 15,273
     $ 103,438

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares      $ 139,357,623        $ 297,537,824        $ 303,955,016
       $ 1,399,734        $ 997,564

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares Outstanding

Class A Shares        1,495,924          94,476          13,511,464
 44,249          23,310
Class B Shares        103          4,496          1,916,842          16,907
         14,554
Class C Shares        1,529          15          37,255          1,746
     16,385
Class Y Shares        15,134,759          38,223,828          26,844,369
       159,144          156,826

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Shares Outstanding        16,632,315          38,322,815      42,309,930
          222,046          211,075

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value Per Share

Class A Shares      $ 9.18        $ 7.77        $ 11.31        $ 8.78    $ 6.35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class B Shares      $ 9.15        $ 7.73        $ 11.29        $ 8.73   $ 6.31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class C Shares      $ 9.16        $ 7.78        $ 11.31        $ 8.75   $ 6.31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares      $ 9.21        $ 7.78        $ 11.32        $ 8.80   $ 6.36

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Offering Price Per Share*
Class A Shares      $ 9.74  **      $ 8.24  **      $ 12.00 **      $ 9.32  **
      $ 6.74 **

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class B Shares      $ 9.15        $ 7.73        $ 11.29        $ 8.73   $ 6.31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class C Shares      $ 9.25  ***      $ 7.86  ***      $ 11.42 ***    $ 8.84***
      $ 6.37  ***

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares      $ 9.21        $ 7.78        $ 11.32        $ 8.80    $ 6.36

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Redemption Proceeds Per Share*
Class A Shares      $ 9.18        $ 7.77        $ 11.31        $ 8.78    $ 6.35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class B Shares      $ 8.69  ****      $ 7.34  ****      $ 10.73 *****
$ 8.29 ****      $ 5.99 ****

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class C Shares      $ 9.07  *****      $ 7.70  *****      $ 11.20 *****
$ 8.66 *****      $ 6.25 *****

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares      $ 9.21        $ 7.78        $ 11.32        $ 8.80    $ 6.36

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investments, at identified cost      $ 154,194,003        $ 221,064,172
$ 441,574,615        $ 2,046,884        $ 1,546,843

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



        *See   "What do Shares Cost?" in the Prospectus.
      **Computation   of Offering Price: 100/94.25 of net asset value.
    ***Computation   of Offering Price: 100/99 of net asset value.
  ****Computation   of Redemption Price: 95/100 of net asset value.
*****Computation   of Redemption Price: 99/100 of net asset value.


(See Notes which are an integral part of the Financial Statements)

142

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Statements of Assets and Liabilities--Continued

November 30, 2001

     Wachovia International Equity Fund      Wachovia Fixed Income Fund
 Wachovia Intermediate Fixed Income Fund      Wachovia
Short-Term Fixed Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Assets:
Investments in securities, at value    $ 10,208,050      $ 665,816,312
  $ 129,961,156      $ 43,286,287
Investments in repurchase agreements      1,027,913        12,470,555
4,461,083        3,057,750
Cash      28        3,415       --       --
Income receivable      5,954        6,171,236        1,288,030        572,997
Receivable for shares sold      24,219        3,402,414        4,282,199
  183,445
Receivable for daily margin variation     --        50,420        14,438     --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total assets      11,266,164        687,914,352        140,006,906   47,100,479

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Liabilities:
Payable for investments purchased      336,035        64,964,240
 1,539,813       --
Payable for shares redeemed      496,065        413,748        30,317    7,519
Payable to adviser     --        300,583        64,268        12,922
Other accrued expenses      33,818        122,608        25,373        28,062

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total liabilities      865,918        65,801,179        1,659,771        48,503

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Assets Consist of:
Paid in capital      11,230,473        602,390,059        133,605,155
48,227,351
Net unrealized appreciation (depreciation) of investments, futures contracts, and translation of assets and liabilities in foreign
currency      (178,139 )      21,210,282        3,811,137        1,378,885
Accumulated net realized gain (loss) on investments, futures, and foreign
currency transactions      (629,640 )      (3,227,734
)      755,161        (2,637,618 )
Undistributed net investment income (Distributions in excess of net investment
 income)      (22,448 )      1,740,566
175,682        83,358

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Net Assets    $ 10,400,246      $ 622,113,173      $ 138,347,135
   $ 47,051,976

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Assets:
Class A Shares    $ 5,494,947      $ 53,436,396      $ 3,405,438    $ 8,372,966

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class B Shares    $ 1,312      $ 1,354,798      $ 162      $ 173,594

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class C Shares    $ 91,667      $ 77,945      $ 20,854      $ 6,082

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares    $ 4,812,320      $ 567,244,034      $ 134,920,681
$ 38,499,334

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares Outstanding

Class A Shares      628,336        5,250,142        335,978        827,181
Class B Shares      150        133,112        16        17,140
Class C Shares      10,529        7,659        2,059        602
Class Y Shares      548,613        55,738,783        13,327,161        3,807,681

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Shares Outstanding      1,187,628        61,129,696        13,665,214
       4,652,604

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value Per Share

Class A Shares    $ 8.75      $ 10.18      $ 10.14      $ 10.12

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class B Shares    $ 8.75      $ 10.18      $ 10.12      $ 10.13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class C Shares    $ 8.71      $ 10.18      $ 10.13      $ 10.11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares    $ 8.77      $ 10.18      $ 10.12      $ 10.11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Offering Price Per Share*
Class A Shares    $ 9.28 **    $ 10.66 ***    $ 10.62 ***    $ 10.38 ****

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class B Shares    $ 8.75      $ 10.18      $ 10.12      $ 10.13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class C Shares    $ 8.80 *****    $ 10.28 *****    $ 10.23 *****   $ 10.21*****

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares    $ 8.77      $ 10.18      $ 10.12      $ 10.11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Redemption Proceeds Per Share*
Class A Shares    $ 8.75      $ 10.18      $ 10.14      $ 10.12

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class B Shares    $ 8.31 ******    $ 9.67  ******    $ 9.61 ******
$ 9.62 ******

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class C Shares    $ 8.62 *******    $ 10.08 *******    $ 10.03 *******
 $ 10.01 *******

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares    $ 8.77      $ 10.18      $ 10.12      $ 10.11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investments, at identified cost    $ 11,414,102      $ 656,751,707
$ 130,716,248      $ 44,965,152

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


            *   See "What Do Shares Cost?" in the Prospectus.
          **Computation   of Offering Price: 100/94.25 of net asset value.
        ***Computation   of Offering Price: 100/95.50 of net asset value.
      ****Computation   of Offering Price: 100/97.50 of net asset value.
    *****Computation   of Offering Price: 100/99 of net asset value.
  ******Computation   of Redemption Proceeds: 95/100 of net asset value.
*******Computation   of Redemption Proceeds: 99/100 of net asset value.


(See Notes which are an integral part of the Financial Statements)

143

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Statements of Assets and Liabilities--Continued

November 30, 2001

     Wachovia Georgia Municipal Bond Fund      Wachovia North Carolina
Municipal Bond Fund      Wachovia South Carolina Municipal
Bond Fund      Wachovia Virginia Municipal Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Assets:
Investments in securities, at value    $ 126,908,132      $ 424,897,377
     $ 337,964,775      $ 127,518,334
Cash      256        181        726        317
Income receivable      1,791,874        6,357,749        5,132,280
  2,128,121
Receivable for investments sold      3,161,836        4,212,796        980,975
       --
Receivable for shares sold      147,590        320,000        103,496    25,000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total assets      132,009,688        435,788,103        344,182,252
129,671,772

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Liabilities:
Payable for investments purchased      980,724        3,409,477      3,967,742
       --
Payable for shares redeemed      5,000        104,382        130,120        600
Income distribution payable      411,773        1,455,096        1,109,621
      422,061
Payable to adviser      48,193        175,485        129,070        51,002
Other accrued expenses      36,911        69,172        76,211        35,656

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total liabilities      1,482,601        5,213,612        5,412,764      509,319

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Assets Consist of:
Paid in capital      126,889,397        410,510,233        322,433,679
  123,867,009
Net unrealized appreciation of investments       3,635,006        13,268,339
        14,464,051        4,269,827
Accumulated net realized gain on investments      2,759        6,469,345
    1,847,580        1,018,413
Undistributed net investment income (Distributions in excess of net investment
 income)      (75 )      326,574        24,178
7,204

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Net Assets    $ 130,527,087      $ 430,574,491      $ 338,769,488
 $ 129,162,453

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Assets:
Class A Shares    $ 4,769,720      $ 6,612,664      $ 54,867,004    $ 7,163,557

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares    $ 125,757,367      $ 423,961,827      $ 283,902,484
  $ 121,998,896

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares Outstanding

Class A Shares      426,865        583,749        4,915,613        687,957
Class Y Shares      11,254,572        37,426,285        25,435,085
   11,716,243

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Shares Outstanding      11,681,437        38,010,034        30,350,698
       12,404,200

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value Per Share

Class A Shares    $ 11.17      $ 11.33      $ 11.16      $ 10.41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares    $ 11.17      $ 11.33      $ 11.16      $ 10.41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Offering Price Per Share*
Class A Shares    $ 11.70 **    $ 11.86  **    $ 11.69  **    $ 10.90  **

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares    $ 11.17      $ 11.33      $ 11.16      $ 10.41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Redemption Proceeds Per Share*
Class A Shares    $ 11.17      $ 11.33      $ 11.16      $ 10.41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares    $ 11.17      $ 11.33      $ 11.16      $ 10.41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investments, at identified cost    $ 123,273,126      $ 411,629,038
$ 323,500,724      $ 123,248,507

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


            *   See "What Do Shares Cost" in the Prospectus.
          **Computation   of Offering Price: 100/95.50 of net asset value.


(See Notes which are an integral part of the Financial Statements)

144

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Statements of Operations

Year Ended November 30, 2001

     Wachovia Equity Fund(1)      Wachovia Quantitative Equity Fund(1)
   Wachovia Growth & Income Fund(2)      Wachovia Equity
Index Fund(2)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment Income:
Dividends    $ 2,971,069 (3)    $ 7,136,353 (4)    $ 2,070,525 (5)
 $ 4,885,052 (6)
Interest      1,789,831        806,612        378,360        1,254,299

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total income      4,760,900        7,942,965        2,448,885        6,139,351

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Expenses:
Investment adviser fee      2,422,164        3,934,039        1,616,094
      1,237,434
Administrative personnel and services fee      250,739        407,258
      167,284        299,002
Custodian fees      64,404        93,340        45,874        74,366
Transfer and dividend disbursing agent fees and expenses      16,614
24,423        24,342        21,367
Directors'/Trustees' fees      5,906        11,138        4,904        8,529
Auditing fees      15,109        15,503        15,235        15,378
Legal fees      3,588        7,410        13,728        7,914
Portfolio accounting fees      2,381        2,196        1,214        11,391
Distribution services fee--Class B Shares      72,060        150,874        771
        4,605
Distribution services fee--Class C Shares      3,141        198        27
    10,112
Shareholder services fee--Class A Shares      242,203        171,569
 164,103        328,757
Shareholder services fee--Class B Shares      24,020        50,291        257
       1,535
Shareholder services fee--Class C Shares      1,047        66        9
 3,371
Share registration costs      52,267        34,888        46,799        41,006
Printing and postage      14,151        19,380        24,304        12,830
Insurance premiums      1,981        3,185        1,649        2,464
Miscellaneous      5,318        5,592        7,228        5,265

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total expenses      3,197,093        4,931,350        2,133,822        2,085,326

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Waiver--
Waiver of investment adviser fee      (14,025 )      (13,819 )      (75,919 )
    (45,785 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net expenses      3,183,068        4,917,531        2,057,903        2,039,541

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net investment income      1,577,832        3,025,434        390,982
 4,099,810

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments and foreign currency transactions
   (38,259,775 )      29,945,445        9,537,023
9,738,813

Net realized loss on futures contracts      (13,206,093 )      (6,950,911 )
    (2,300,574 )      (12,026,369 )
Net change in unrealized depreciation of investments, futures contracts and translation of assets and liabilities in foreign
currency      (37,662,036 )      (149,214,181 )      (70,652,786 )
   (58,571,172 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net realized and unrealized loss on investments, futures contracts and foreign
 currency      (89,127,904 )      (126,219,647 )
(63,416,337 )      (60,858,728 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from operations    $ (87,550,072 )
 $ (123,194,213 )    $ (63,025,355 )    $ (56,758,918 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(1) Reflects operations for the period from December 12, 2000 (date of initial public investment) to November 30, 2001 for Class C Shares. (2) Reflects operations for the period from December 12, 2000 (date of initial public investment) to November 30, 2001 for Class B Shares and Class C Shares.

(3)   Net of foreign taxes withheld of $11,558.
(4)   Net of foreign taxes withheld of $35,423.
(5)   Net of foreign taxes withheld of $15,208.
(6)   Net of foreign taxes withheld of $21,231.


(See Notes which are an integral part of the Financial Statements)

145

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Statements of Operations--Continued

Year Ended November 30, 2001

     Wachovia Special Values Fund(1)      Wachovia Emerging Markets Fund(2)
     Wachovia Personal Equity Fund(2)      Wachovia
Balanced Fund(1)      Wachovia Blue Chip Value Fund(3)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment Income:
Dividends    $ 2,947,763 (4)    $ 4,019,323 (5)    $ 2,829,433 (6)
  $ 4,008,617 (7)    $ 17,558 (8)
Interest      2,014,747        436,858        888,489        14,692,092
     1,281

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total income      4,962,510        4,456,181        3,717,922      18,700,709
       18,839

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Expenses:
Investment adviser fee      1,956,743        1,692,798        2,337,851
    3,824,012        9,484
Administrative personnel and services fee      177,778        122,711
   242,045        396,086        987
Custodian fees      48,596        277,195        62,597        91,756
      271
Transfer and dividend disbursing agent fees and expenses      39,792
    21,878        13,383        20,543        17,548
Directors'/Trustees' fees      4,383        5,059        6,023
  7,728        527
Auditing fees      15,209        33,026        15,500        15,140       --
Legal fees      6,769        8,153        7,062        4,337        8,596
Portfolio accounting fees      3,107        5,948        254        12,506
      244
Distribution services fee--Class B Shares      5,372        23        153
     172,063        669
Distribution services fee--Class C Shares      1,543        34       --
    2,422        226
Shareholder services fee--Class A Shares      174,871        38,754
 2,824        446,376        508
Shareholder services fee--Class B Shares      1,791        8        51
    57,354        223
Shareholder services fee--Class C Shares      514        11       --
  807        75
Share registration costs      49,587        45,717        46,636        54,452
        51,562
Printing and postage      17,873        17,802        15,448        10,568
     12,498
Insurance premiums      1,272        1,277        2,109        2,887        602
Taxes     --        28,636       --       --       --
Miscellaneous      3,616        4,959        5,383        7,038        2,182

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total expenses      2,508,816        2,303,989        2,757,319      5,126,075
       106,202

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Waiver and reimbursement--
Waiver of investment adviser fee     --       --        (49,064 )   (295,151 )
      (9,484 )
Reimbursement of other operating expenses     --       --       --       --
       (83,636 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total waiver and reimbursement     --       --        (49,064 )      (295,151 )
      (93,120 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net expenses             2,303,989        2,708,255        4,830,924    13,082

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net investment income      2,453,694        2,152,192        1,009,667
13,869,785        5,757

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments and foreign currency transactions
   16,277,412        (21,294,449 )      3,808,940
(20,991,041 )      (134,244 )
Net realized loss on futures contracts      (3,101,258 )     --
  (4,707,665 )      (4,604,911 )     --
Net realized gain on capital gain distribution from other investment companies
     --        501,537       --       --       --
Net change in unrealized appreciation (depreciation) of investments, futures contracts and translation of assets and liabilities in
foreign currency      34,880,749        10,243,807        (83,662,892 )
 (44,248,803 )      (57,075 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investments, futures contracts and
 foreign currency      48,056,903        (10,549,105
)      (84,561,617 )      (69,844,755 )      (191,319 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from operations    $ 50,510,597
 $ (8,396,913 )    $ (83,551,950 )    $ (55,974,970 )    $
(185,562 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(1) Reflects operations for the period from December 12, 2000 (date of initial public investment) to November 30, 2001 for Class C Shares. (2) Reflects operations for the period from December 12, 2000 (date of initial public investment) to November 30, 2001 for Class B Shares and Class C Shares.

(3) Reflects operations for the period from December 26, 2000 (date of initial public investment) to November 30, 2001.
(4)   Net of foreign taxes withheld of $2,261.
(5)   Net of foreign taxes withheld of $376,517.
(6)   Net of foreign taxes withheld of $18,889.
(7)   Net of foreign taxes withheld of $11,105.
(8)   Net of foreign taxes withheld of $85.


(See Notes which are an integral part of the Financial Statements)

146

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Statements of Operations--Continued

Year Ended November 30, 2001


     Wachovia New Horizons Fund(1)      Wachovia International Equity

 Fund(2)      Wachovia Fixed Income Fund(3)      Wachovia Intermediate Fixed
 Income Fund(4)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment Income:
Dividends    $ 3,411 (5)    $ 31,241 (6)    $ 3,576,334      $ 663,741
Interest      2,062        18,488        35,318,328        7,694,282

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total income      5,473        49,729        38,894,662        8,358,023

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Expenses:
Investment adviser fee      7,770         43,585        3,604,244       807,445
Administrative personnel and services fee      807         3,212        436,359
        97,713
Custodian fees      222         2,222        97,571        26,915
Transfer and dividend disbursing agent fees and expenses      14,104     14,178
        25,052        14,729
Directors'/Trustees' fees      49        1,084        8,367        1,672
Auditing fees     --        15,261        15,367        15,286
Legal fees      5,494        8,081        7,510        6,727
Portfolio accounting fees      483         3,620        21,524        5,986
Distribution services fee--Class B Shares      445         2        6,910    --
Distribution services fee--Class C Shares      664        509        415    108
Shareholder services fee--Class A Shares      266        5,074        143,069
       7,781
Shareholder services fee--Class B Shares      148        1        2,303      --
Shareholder services fee--Class C Shares      221        169        138      36
Share registration costs      44,782        62,169        59,105        47,638
Printing and postage      10,956        16,122        18,011        5,537
Insurance premiums      578        538        2,507        1,032
Miscellaneous      2,249         2,265        5,494        4,032

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total expenses      89,238        178,092        4,453,946        1,042,637

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Waiver and reimbursement--
Waiver of investment adviser fee      (7,770 )      (43,585 )      (36,090 )
    (38,864 )
Reimbursement of other operating expenses      (70,401 )       (58,670 )     --
       --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total waiver and reimbursement      (78,171 )       (102,255 )      (36,090 )
      (38,864 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net expenses      11,067        75,837        4,417,856        1,003,773

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net investment income (loss)      (5,594 )       (26,108 )      34,476,806
      7,354,250

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments and foreign currency transactions  (339,499
      (629,640 )      8,569,123        2,193,331
Net realized loss on futures contracts     --       --        (1,677,725 )
    (288,001 )
Net change in unrealized appreciation (depreciation) of investments, futures contracts and translation of assets and liabilities in
foreign currency      (175,886 )      (178,139 )      20,196,191      3,741,386

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investments, futures contracts and
foreign currency      (515,385 )      (807,779 )
27,087,589        5,646,716

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from operations    $ (520,979 )    $ (833,887 )
    $ 61,564,395      $ 13,000,966

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




(1) Reflects operations for the period from December 22, 2000 (date of initial public investment) to November 30, 2001 for Class A Shares and from December 26, 2000 (date of initial public investment) to November 30, 2001 for Class B Shares, Class C Shares and Class Y Shares.

(2) Reflects operations for the period from March 2, 2001 (date of initial public investment) to November 30, 2001. (3) Reflects operations for the period from December 12, 2000 (date of initial public investment) to November 30, 2001 for Class C Shares.

(4) Reflects operations for the period from December 12, 2000 (date of initial public investment) to November 30, 2001 for Class B Shares and Class C Shares.
(5) Net of foreign taxes withheld of $3.

(6)   Net of foreign taxes withheld of $4,355.


(See Notes which are an integral part of the Financial Statements)

147

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Statements of Operations--Continued

Year Ended November 30, 2001

     Wachovia Short-Term Fixed Income Fund(1)      Wachovia Georgia Municipal
 Bond Fund      Wachovia North Carolina Municipal Bond
Fund      Wachovia South Carolina Municipal Bond Fund      Wachovia Virginia
Municipal Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment Income:
Interest    $ 2,834,444      $ 5,830,131      $ 21,032,814      $ 17,456,776
     $ 6,656,508

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Expenses:
Investment adviser fee      256,792        896,744        3,256,594
    2,552,267        991,266
Administrative personnel and services fee      33,899        86,881
   315,322        247,119        97,272
Custodian fees      9,338        23,913        77,632        63,545
  26,791
Transfer and dividend disbursing agent fees and expenses      11,942
  10,489        8,588        11,194        7,503
Directors'/Trustees' fees      2,412        1,878        7,852        6,307
     1,527
Auditing fees      14,999        15,337        15,128        15,180
15,271
Legal fees      5,143        8,638        5,183        4,519        6,611
Portfolio accounting fees      1,484        8,651        18,477        20,050
       6,071
Distribution services fee--Class B Shares      540       --       --       --
      --
Distribution services fee--Class C Shares      2       --       --       --
    --
Shareholder services fee--Class A Shares      21,282        11,872        --
      --
Shareholder services fee--Class C Shares      1       --       --       --   --
Share registration costs      44,986        24,247        33,873        30,906
       15,270
Printing and postage      4,057        3,887        6,769        9,607
   12,592
Insurance premiums      766        987        1,991        1,701        1,032
Miscellaneous      2,824        5,133        4,534        4,384        2,886

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total expenses      410,647        1,098,657        3,770,412        3,103,109
        1,201,279

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Waiver--
Waiver of investment adviser fee      (94,498 )      (369,394 )   (1,146,667)
      (993,026 )      (380,412 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net expenses      316,149        729,263        2,623,745        2,110,083
   820,867

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net investment income      2,518,295        5,100,868        18,409,069
   15,346,693        5,835,641

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Realized and Unrealized Gain on Investments:
Net realized gain on investments      401,357        1,775,438        8,756,346
        2,979,756        2,826,234
Net change in unrealized appreciation of investments       1,397,824
  1,616,883        5,491,643        7,056,471
1,570,392

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net realized and unrealized gain on investments      1,799,181        3,392,321
        14,247,989        10,036,227
4,396,626

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from operations    $ 4,317,476      $ 8,493,189
     $ 32,657,058      $ 25,382,920      $
10,232,267

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(1) Reflects operations for the period from December 12, 2000 (date of initial public investment) to November 30, 2001 for Class B Shares and Class C Shares.

(See Notes which are an integral part of the Financial Statements)

148

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Statements of Changes in Net Assets

     Wachovia
 Equity Fund

--------------------------------------------------------------------------------
      Wachovia Quantitative Equity Fund

--------------------------------------------------------------------------------
      Wachovia Growth & Income Fund

--------------------------------------------------------------------------------

     Year Ended November 30, 2001      Year Ended November 30, 2000      Year
 Ended November 30, 2001      Year Ended November 30,
2000      Year Ended November 30, 2001      Year Ended November 30, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations--

Net investment income     $ 1,577,832      $ 1,690,492      $ 3,025,434
 $ 2,965,311      $ 390,982      $ 174,488
Net realized gain (loss) on investments, futures contracts and foreign
currency transactions      (51,465,868 )
17,263,542        22,994,534        42,778,186        7,236,449
 20,509,292
Net change in unrealized depreciation of investments, futures contracts and translation of assets and liabilities in foreign
currency      (37,662,036 )      (18,007,334 )      (149,214,181 )
 (17,519,014 )      (70,652,786 )      (28,217,380 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from operations      (87,550,072 )      946,700
       (123,194,213 )      28,224,483
(63,025,355 )      (7,533,600 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distributions to Shareholders:
Distributions from net investment income
Class A Shares      (355,339 )      (301,919 )      (180,210 )      (183,527
     --        (13,134 )
Class B Shares      (88 )     --        (194 )     --       --       --
Class C Shares      (1 )     --        0 1     --       --       --
Class Y Shares      (1,530,015 )      (1,257,917 )      (2,487,171 )
 (2,720,977 )     --        (354,250 )
Distributions from net realized gain on investments, futures contracts, and foreign currency
Class A Shares      (3,196,835 )      (3,446,614 )      (5,242,031 )     --
      (5,840,719 )      (16,161,110 )
Class B Shares      (315,341 )      (266,448 )      (1,491,392 )     --
   (17 )     --
Class C Shares      (7 )     --        (15 )     --        (17 )     --
Class Y Shares      (7,696,729 )      (6,546,425 )      (34,703,350 )     --
      (14,178,075 )      (43,126,777 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets from distributions to shareholders      (13,094,355 )
   (11,819,323 )      (44,104,363 )      (2,904,504
)      (20,018,828 )      (59,655,271 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Share Transactions:
Proceeds from sale of shares      87,348,658        136,019,166     31,939,513
        40,975,049        23,161,193
21,099,777

Net asset value of shares issued to shareholders in payment of dividends
declared      9,595,570        8,991,400
39,276,174        987,767        11,199,924        31,036,175
Cost of shares redeemed      (100,504,987 )      (83,604,882 )
(103,547,085 )      (97,561,455 )      (36,129,286 )
(48,596,552 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets from share transactions      (3,560,759 )      61,405,684
       (32,331,398 )      (55,598,639 )
(1,768,169 )      3,539,400

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets      (104,205,186 )      50,533,061        (199,629,974 )
     (30,278,660 )      (84,812,352 )      (63,649,471
)
Net Assets:
Beginning of period      402,369,323        351,836,262        681,934,036
   712,212,696        285,943,907        349,593,378

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

End of period    $ 298,164,137      $ 402,369,323      $ 482,304,062
  $ 681,934,036      $ 201,131,555      $ 285,943,907

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Undistributed net investment income included in net assets at end of period
   $ 172,656      $ 476,871      $ 512,209      $
154,350      $ 390,983      $ 39,020

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(1)   Amount is less than ($1.00).


(See Notes which are an integral part of the Financial Statements)

149

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Statements of Changes in Net Assets--Continued

    Wachovia
 Equity Index Fund

--------------------------------------------------------------------------------
     Wachovia
 Special Values Fund

--------------------------------------------------------------------------------
     Wachovia
 Emerging Markets Fund

--------------------------------------------------------------------------------

    Year Ended November 30,
 2001     Year Ended November 30,
 2000     Year Ended November 30,
 2001     Year Ended November 30,
 2000     Year Ended November 30,
 2001     Year Ended November 30,
 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations--

Net investment income    $ 4,099,810     $ 5,452,385     $ 2,453,694
 $ 2,865,053     $ 2,152,192     $ 1,055,787
Net realized gain (loss) on investments, futures contracts and foreign currency
 transactions     (2,287,556 )     4,423,136
13,176,154       4,006,763       (21,294,449 )     9,079,581
Net realized gain on capital gain distribution from other investment companies
   --      --      --      --       501,537      --
Net change in unrealized appreciation (depreciation) of investments, futures contracts and translation of assets and liabilities in
foreign currency     (58,571,172 )     (32,073,685 )     34,880,749
8,382,602       10,243,807       (44,174,297 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from operations     (56,758,918 )
     (22,198,164 )     50,510,597       15,254,418       (8,396,913
)     (34,038,929 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distributions to Shareholders:
Distributions from net investment income
Class A Shares     (1,284,364 )     (1,712,699 )     (892,213 )     (1,132,622)
     (49,960 )     (147,715 )
Class B Shares     (1,539 )    --       (3,191 )     (5,459 )     (1 )    --
Class C Shares     (3,178 )    --       (4 )    --       (36 )    --
Class Y Shares     (3,466,342 )     (4,194,064 )     (2,128,000 )   (2,258,930)
     (965,790 )     (2,046,168 )
Distributions from net realized gain on investments, futures contracts, and foreign currency
Class A Shares    --       (3,670,966 )     (485,340 )     (2,135,061 )    --
     --
Class B Shares    --      --       (3,306 )     (11,575 )    --      --
Class C Shares    --      --       (2 )    --      --      --
Class Y Shares    --       (7,613,438 )     (984,200 )     (3,732,991 )    --
     --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets from distributions to shareholders     (4,755,423 )
 (17,191,167 )     (4,496,256 )     (9,276,638 )
(1,015,787 )     (2,193,883 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Share Transactions:
Proceeds from sale of shares     107,975,122       139,562,623     100,679,965
       43,614,132       112,786,996
96,470,805

Net asset value of shares issued to shareholders in payment of dividends
 declared     4,341,303       16,078,232
3,081,408       7,169,649       358,278       820,530
Cost of shares redeemed     (172,414,331 )     (173,598,687 )     (64,183,649 )
     (41,216,261 )     (123,943,674 )     (82,200,620
)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets from share transactions     (60,097,906 )     (17,957,832)
     39,577,724       9,567,520       (10,798,400
)     15,090,715

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets     (121,612,247 )     (57,347,163 )     85,592,065
  15,545,300       (20,211,100 )     (21,142,097 )
Net Assets:
Beginning of period     487,284,188       544,631,351       191,212,883
 175,667,583       173,307,731       194,449,828

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

End of period   $ 365,671,941     $ 487,284,188     $ 276,804,948
$ 191,212,883     $ 153,096,631     $ 173,307,731

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Undistributed net investment income included in net assets at end of period
 $--     $ 639,476     $ 1,592,742     $ 2,188,307     $
1,374,988     $$ 115,562

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

150

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Statements of Changes in Net Assets--Continued

    Wachovia Personal
Equity Fund

--------------------------------------------------------------------------------
     Wachovia
 Balanced Fund

--------------------------------------------------------------------------------
      Wachovia Blue Chip
Value Fund

--------------------------------------------------------------------------------
      Wachovia New
Horizons Fund

--------------------------------------------------------------------------------

    Year Ended November 30, 2001
--------------------------------------------------------------------------------
     Year Ended November 30, 2000
--------------------------------------------------------------------------------
     Year Ended November 30, 2001
--------------------------------------------------------------------------------
     Year Ended November 30, 2000
--------------------------------------------------------------------------------
      Period Ended November 30, 2001(1)
--------------------------------------------------------------------------------
      Period Ended November 30, 2001(2)
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations--

Net investment income (operating loss)   $ 1,009,667     $ 1,045,504
     $ 13,869,785     $ 16,565,901      $ 5,757      $ (5,594 )
Net realized gain (loss) on investments, futures contracts and foreign currency
 transactions     (898,725 )     4,258,221
(25,595,952 )     39,554,337        (134,244 )      (339,499 )
Net change in unrealized appreciation (depreciation) of investments, futures contracts and translation of assets and liabilities in
foreign currency     (83,662,892 )     (22,089,547 )     (44,248,803 )
 (20,214,453 )      (57,075 )      (175,886 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from operations     (83,551,950 )
(16,785,822 )     (55,974,970 )     35,905,785        (185,562
)      (520,979 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distributions to Shareholders:
Distributions from net investment income
Class A Shares    --       (71 )     (4,632,239 )     (4,793,338 )      (48 )
   --
Class B Shares    --      --       (387,948 )     (344,703 )     --       --
Class C Shares    --      --       (4,429 )    --       --       --
Class Y Shares     (707,200 )     (1,232,599 )     (10,029,961 )
 (11,422,384 )      (2,385 )     --
Distributions from net realized gain on investments, futures contracts, and foreign currency
Class A Shares     (7,721 )     (2,482 )     (12,709,960 )     (1,398,073 )
   --       --
Class B Shares     (2 )    --       (1,497,512 )     (144,291 )     --       --
Class C Shares     (2 )    --       (15 )    --       --       --
Class Y Shares     (3,348,179 )     (8,012,041 )     (25,041,683 )
(2,879,504 )     --       --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets from distributions to shareholders     (4,063,104 )
 (9,247,193 )     (54,303,747 )     (20,982,293 )
(2,433 )     --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Share Transactions:
Proceeds from sale of shares     24,087,784       18,331,602       77,025,868
     115,212,673        2,219,360        1,988,914
Net asset value of shares issued to shareholders in payment of dividends
declared     3,217,615       7,995,655
45,252,140       12,918,309        2,049       --
Cost of shares redeemed     (37,862,105 )     (48,378,159 )     (157,538,317 )
     (169,259,285 )      (82,102 )      (127,018 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets from share transactions     (10,556,706 )     (22,050,902)
     (35,260,309 )     (41,128,303 )
2,139,307        1,861,896

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets     (98,171,760 )     (48,083,917 )     (145,539,026 )
  (26,204,811 )      1,951,312        1,340,917
Net Assets:
Beginning of period     396,478,439       444,562,356       624,393,983
 650,598,794       --       --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

End of period   $ 298,306,679     $ 396,478,439     $ 478,854,957
   $ 624,393,983      $ 1,951,312      $ 1,340,917

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Undistributed net investment income included in net assets at end of period
   $ 366,598     $ 64,129     $ 880,187     $
2,064,979      $ 3,324      $--

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(1) Reflects operations for the period from December 26, 2000 (date of initial public investment) to November 30, 2001.
(2) Reflects operations for the period from December 22, 2000 (date of initial public investment) to November 30, 2001.


(See Notes which are an integral part of the Financial Statements)

151

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Statements of Changes in Net Assets--Continued

    Wachovia International
 Equity Fund

--------------------------------------------------------------------------------
     Wachovia
Fixed Income Fund

--------------------------------------------------------------------------------

    Period Ended November 30, 2001(1)     Year Ended November 30, 2001
Year Ended November 30, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations--

Net investment income (operating loss)   $ (26,108 )   $ 34,476,806
  $ 33,694,711
Net realized gain (loss) on investments, futures contracts and foreign currency transactions (629,640 ) 6,891,398 (8,064,933 ) Net change in unrealized appreciation (depreciation) of investments, futures contracts and translation of assets and liabilities in

foreign currency     (178,139 )     20,196,191       19,552,006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from operations     (833,887 )     61,564,395
      45,181,784

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distributions to Shareholders:
Distributions from net investment income
Class A Shares    --       (3,052,718 )     (3,820,500 )
Class B Shares    --       (42,277 )     (40,101 )
Class C Shares    --       (2,359 )    --
Class Y Shares    --       (30,251,988 )     (29,673,224 )
Distributions from net realized gain on investments, futures contracts, and foreign currency
Class A Shares    --      --      --
Class B Shares    --      --      --
Class C Shares    --      --      --
Class Y Shares    --      --      --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets from distributions to shareholders    --
  (33,349,342 )     (33,533,825 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Share Transactions:
Proceeds from sale of shares     16,175,179       179,206,866       125,403,873
Net asset value of shares issued to shareholders in payment of dividends
declared    --       10,294,673       10,205,866
Cost of shares redeemed     (4,941,046 )     (176,067,240 )     (125,069,709 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets from share transactions     11,234,133       13,434,299
     10,540,030

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets     10,400,246       41,649,352       22,187,989
Net Assets:
Beginning of period    --       580,463,821       558,275,832

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

End of period   $ 10,400,246     $ 622,113,173     $ 580,463,821

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Undistributed net investment income (Distributions in excess of net investmen
 income) included in net assets at end of period   $
(22,448 )   $ 1,740,566     $ 748,042

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(1) Reflects operations for the period from March 2, 2001 (date of initial public investment) to November 30, 2001.


(See Notes which are an integral part of the Financial Statements)

152

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Statements of Changes in Net Assets--Continued

    Wachovia
 Intermediate Fixed Income Fund

--------------------------------------------------------------------------------
     Wachovia
 Short-Term Fixed Income Fund

--------------------------------------------------------------------------------
     Wachovia
Georgia Municipal Bond Fund

--------------------------------------------------------------------------------

    Year

 Ended November 30, 2001     Year
 Ended
 November 30, 2000     Year
 Ended November 30, 2001     Year
 Ended November 30, 2000     Year

Ended November 30, 2001      Year
Ended November 30, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations--

Net investment income    $ 7,354,250     $ 7,750,478     $ 2,518,295
   $ 2,681,534     $ 5,100,868     $ 5,184,597
Net realized gain (loss) on investments     1,905,330       (1,104,208 )
    401,357       (1,612 )     1,775,438       (1,197,198 )
Net change in unrealized appreciation of investments      3,741,386
   2,980,673       1,397,824       507,302
1,616,883       3,443,977

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from operations     13,000,966       9,626,943
      4,317,476       3,187,224       8,493,189
7,431,376

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distributions to Shareholders:
Distributions from net investment income
Class A Shares     (165,551 )     (163,862 )     (427,424 )     (519,030 )
   (191,715 )     (211,281 )
Class B Shares     (10 )    --       (2,701 )    --      --      --
Class C Shares     (582 )    --       (36 )    --      --      --
Class Y Shares     (7,180,082 )     (7,536,530 )     (2,016,758 )
    (2,257,850 )     (4,914,062 )     (4,984,058 )
Distributions from net realized gain on investments
Class A Shares    --       (1,853 )    --      --      --      --
Class Y Shares    --       (77,932 )    --      --      --      --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets from distributions to shareholders     (7,346,225 )
  (7,780,177 )     (2,446,919 )     (2,776,880 )
(5,105,777 )     (5,195,339 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Share Transactions:
Proceeds from sale of shares     58,331,605       38,053,332       9,568,985
    10,538,396       30,827,769       15,688,219
Net asset value of shares issued to shareholders in payment of dividends
declared     660,892       428,648       1,649,371
1,910,861       286,628       264,861
Cost of shares redeemed     (58,690,984 )     (49,650,556 )     (13,741,206 )
    (13,887,577 )     (15,582,910 )     (20,786,480 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets from share transactions     301,513       (11,168,576 )
    (2,522,850 )     (1,438,320 )     15,531,487
(4,833,400 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets     5,956,254       (9,321,810 )     (652,293 )
   (1,027,976 )     18,918,899       (2,597,363 )
Net Assets:
Beginning of period     132,390,881       141,712,691       47,704,269
     48,732,245       111,608,188       114,205,551

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

End of period   $ 138,347,135     $ 132,390,881     $ 47,051,976
   $ 47,704,269     $ 130,527,087     $ 111,608,188

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Undistributed net investment income (Distributions in excess of net investment
 income) included in net assets at end of period   $
175,682     $ 168,108     $ 83,358     $ 39,534     $ (75 )   $ 4,834

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

153

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Statements of Changes in Net Assets--Continued

     Wachovia

 North Carolina Municipal Bond Fund

--------------------------------------------------------------------------------
      Wachovia
 South Carolina Municipal
 Bond Fund

--------------------------------------------------------------------------------
      Wachovia
 Virginia Municipal
 Bond Fund

--------------------------------------------------------------------------------

     Year

Ended November 30, 2001       Year
Ended November 30, 2000       Year

Ended November 30,
2001      Year

 Ended November 30,
2000      Year

 Ended November 30,
2001      Year

 Ended November 30,
2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations--

Net investment income    $ 18,409,069      $ 19,276,350      $ 15,346,693
   $ 16,566,106      $ 5,835,641      $ 6,362,592
Net realized gain (loss) on investments       8,756,346        (2,275,153 )
     2,979,756        (1,132,177 )      2,826,234
(372,652 )

Net change in unrealized appreciation of investments       5,491,643
  11,426,197        7,056,471        9,463,518
1,570,392        3,468,716

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from operations      32,657,058
 28,427,394        25,382,920        24,897,447
10,232,267        9,458,656

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distributions to Shareholders:
Distributions from net investment income
Class A Shares      (292,509 )      (329,361 )      (2,353,108 )
  (2,555,543 )      (282,501 )      (321,952 )
Class Y Shares      (17,945,967 )      (18,819,585 )      (13,056,838 )
    (13,921,746 )      (5,545,985 )      (6,047,898 )
Distributions from net realized gain on investments
Class A Shares     --        (4,750 )     --        (9,867 )     --       --
Class Y Shares     --        (251,259 )     --        (48,294 )     --       --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets from distributions to shareholders      (18,238,476 )
    (19,404,955 )      (15,409,946 )      (16,535,450
)      (5,828,486 )      (6,369,850 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Share Transactions:
Proceeds from sale of shares      35,199,106        46,384,033
 21,864,980        25,895,625        10,281,041
11,827,832

Net asset value of shares issued to shareholders in payment of dividends
 declared      395,623        694,469        1,638,738
1,852,996        386,026        408,569
Cost of shares redeemed      (45,106,698 )      (73,600,551 )
    (28,327,374 )      (50,946,059 )      (17,706,973 )
(21,020,218 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets from share transactions      (9,511,969 )
  (26,522,049 )      (4,823,656 )      (23,197,438 )
(7,039,906 )      (8,783,817 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets      4,906,613        (17,499,610 )      5,149,318
      (14,835,441 )      (2,636,125 )      (5,695,011 )
Net Assets:
Beginning of period      425,667,878        443,167,488        333,620,170
       348,455,611        131,798,578        137,493,589

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

End of period    $ 430,574,491      $ 425,667,878      $ 338,769,488
    $ 333,620,170      $ 129,162,453      $ 131,798,578

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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Undistributed net investment income included in net assets at end of period
    $ 326,574      $ 150,043      $ 24,178      $
87,431      $ 7,204      $ 49

--------------------------------------------------------------------------------

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(See Notes which are an integral part of the Financial Statements)

154

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The Wachovia Funds and The Wachovia Municipal Funds
Financial Highlights--Class A Shares

(For a share outstanding throughout each period)
Year Ended November 30,      Net Asset Value, beginning of period
 Net Investment Income/ (Operating Loss)        Net Realized
and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign
Currency Transactions        Total from Investment
Operations        Distributions from Net Investment Income
     Distributions from Net Realized Gain on Investment Transactions,
Futures Contracts and Foreign Currency Transactions        Total Distributions

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Wachovia Equity Fund

1997      $ 14.81      0.14 (3)      2.43        2.57        (0.13 )
    (1.86 )      (1.99 )
1998      $ 15.39      0.13 (3)      2.21        2.34        (0.14 )
   (1.68 )      (1.82 )
1999      $ 15.91      0.06        3.41        3.47        (0.07 )
  (1.89 )      (1.96 )
2000      $ 17.42      0.05        0.22 (4)      0.27        (0.04 )
  (0.51 )      (0.55 )
2001      $ 17.14      0.04 (3)      (3.64 )      (3.60 )      (0.05 )
   (0.48 )      (0.53 )
Wachovia Quantitative Equity Fund
1997      $ 15.67      0.18 (3)      4.14        4.32        (0.20 )
  (0.79 )      (0.99 )
1998      $ 19.00      0.11 (3)      3.12        3.23        (0.19 )
     (1.75 )      (1.94 )
1999      $ 20.29      0.09        3.16        3.25        (0.12 )
   (2.42 )      (2.54 )
2000      $ 21.00      0.05        0.70        0.75        (0.04 )
  --        (0.04 )
2001      $ 21.71      0.06 (3)      (3.97 )      (3.91 )      (0.04 )
   (1.33 )      (1.37 )
Wachovia Growth & Income Fund
1997      $ 16.41      0.13        4.44        4.57        (0.13 )
 (0.25 )      (0.38 )
1998      $ 20.60      0.11        3.94        4.05        (0.10 )
  (1.01 )      (1.11 )
1999      $ 23.54      0.05        4.24        4.29        (0.08 )
 (2.89 )      (2.97 )
2000      $ 24.86      (0.03 )      (0.56 )      (0.59 )      (0.01 )
 (4.26 )      (4.27 )
2001      $ 20.00      0.00 (3)(6)      (4.26 )      (4.26 )       --
    (1.40 )      (1.40 )
Wachovia Equity Index Fund
1997      $ 15.98      0.25 (3)      3.85        4.10        (0.28 )
  (0.91 )      (1.19 )
1998      $ 18.89      0.26 (3)      3.90        4.16        (0.24 )
   (0.40 )      (0.64 )
1999      $ 22.41      0.27        4.13        4.40        (0.26 )
  (0.37 )      (0.63 )
2000      $ 26.18      0.22 (3)      (1.39 )      (1.17 )      (0.24 )
   (0.53 )      (0.77 )
2001      $ 24.24      0.19 (3)      (3.30 )      (3.11 )      (0.21 )
   --        (0.21 )
Wachovia Special Values Fund
1997      $ 15.67      0.13 (3)      4.53        4.66        (0.08 )
  (1.61 )      (1.69 )
1998      $ 18.64      0.19 (3)      (0.87 )      (0.68 )      (0.12 )
     (1.71 )      (1.83 )
1999      $ 16.13      0.25        0.56        0.81        (0.16 )
 (0.75 )      (0.91 )
2000      $ 16.03      0.22 (3)      1.08        1.30        (0.28 )
    (0.52 )      (0.80 )
2001      $ 16.53      0.16 (3)      3.97        4.13        (0.24 )
  (0.13 )      (0.37 )
Wachovia Emerging Markets Fund
1997      $ 11.67      0.03 (3)      (0.47 )      (0.44 )      (0.11 )     --
       (0.11 )
1998      $ 11.12      0.09 (3)      (2.68 )      (2.59 )      (0.10 )     --
       (0.10 )
1999      $ 8.43      0.04 (3)      3.32        3.36        (0.05 )     --
      (0.05 )
2000      $ 11.74      0.01        (1.88 )      (1.87 )      (0.11 )     --
     (0.11 )
2001      $ 9.76      0.10 (3)      (0.64 )      (0.54 )      (0.04 )     --
     (0.04 )
Wachovia Personal Equity Fund
1999(7)      $ 10.00      0.01        0.67        0.68        (0.01 )     --
      (0.01 )
2000      $ 10.67      0.00 (6)      (0.49 )      (0.49 )      (0.01 )
(0.19 )      (0.20 )
2001      $ 9.98      0.00 (3)(6)      (2.13 )      (2.13 )      0.00 (6)
    (0.08 )      (0.08 )


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This contractual expense decrease is reflected in both the expense and net investment income ratios. (3) Per share information is based on average shares outstanding.

(4) The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments, futures contracts, and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(5)   Less than 0.01%
(6)   Less than $0.01 per share.
(7) Reflects operations for the period from July 30, 1999 (date of initial public investment) to November 30, 1999.
(8)   Computed on an annualized basis.


(See Notes which are an integral part of the Financial Statements)

155

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--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Financial Highlights--Class A Shares--Continued

(For a share outstanding throughout each period)


                       Ratios to Average Net Assets

--------------------------------------------------------------------------------

Year Ended
November 30,      Net Asset
Value, end

of period      Total Return(1)        Expenses        Net Investment Income
(Loss)        Expense Waiver/ Reimbursement(2)        Net
Assets, end of period (000 omitted)      Portfolio Turnover Rate

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Wachovia Equity Fund

1997      $ 15.39      20.22 %      1.14 %      0.95 %      0.07 %
 $ 39,494      124 %
1998      $ 15.91      17.34 %      1.12 %      0.91 %       --
 $ 53,103      150 %
1999      $ 17.42      24.31 %      1.09 %      0.49 %     --
 $ 118,967      45 %
2000      $ 17.14      1.47 %      1.08 %      0.27 %     --        $ 114,873
     41 %
2001      $ 13.01      (21.65 )%      1.07 %      0.31 %      0.00 %(5)
   $ 82,500      34 %
Wachovia Quantitative Equity Fund
1997      $ 19.00      29.38 %      1.11 %      1.09 %      0.07 %
 $ 35,413      74 %
1998      $ 20.29      18.98 %      1.11 %      0.95 %     --        $ 82,68
      38 %
1999      $ 21.00      16.60 %      1.11 %      0.48 %     --        $ 89,140
      34 %
2000      $ 21.71      3.58 %      1.06 %      0.22 %     --        $ 86,191
     14 %
2001      $ 16.43      (19.07 )%      1.06 %      0.35 %      0.00 %(5)
 $ 51,100      23 %
Wachovia Growth & Income Fund
1997      $ 20.60      28.50 %      1.30 %      0.70 %      0.30 %
 $ 338,724      13 %
1998      $ 23.54      20.77 %      1.21 %      0.59 %      0.08 %
 $ 130,306      24 %
1999      $ 24.86      20.40 %      1.09 %      0.24 %     --
 $ 94,674      44 %
2000      $ 20.00      (3.57 )%      1.07 %      (0.12 )%     --
 $ 82,937      22 %
2001      $ 14.34      (22.77 )%      1.07 %      (0.01 )%      0.03 %
   $ 54,790      47 %
Wachovia Equity Index Fund
1997      $ 18.89      27.55 %      0.72 %      1.46 %      0.02 %
  $ 50,917      4 %
1998      $ 22.41      22.74 %      0.70 %      1.23 %     --
   $ 131,594      29 %
1999      $ 26.18      19.97 %      0.69 %      1.07 %     --
 $ 182,697      11 %
2000      $ 24.24      (4.70 )%      0.66 %      0.83 %     --
  $ 159,714      12 %
2001      $ 20.92      (12.88 )%      0.66 %      0.83 %      0.01 %
    $ 107,526      5 %
Wachovia Special Values Fund
1997      $ 18.64      33.08 %      1.35 %      0.74 %      0.01 %
    $ 37,766      46 %
1998      $ 16.13      (3.86 )%      1.25 %      0.98 %     --
 $ 59,408      20 %
1999      $ 16.03      5.40 %      1.23 %      1.61 %      0.00 %(5)
    $ 65,348      44 %
2000      $ 16.53      8.52 %      1.21 %      1.38 %     --        $ 62,486
    42 %
2001      $ 20.29      25.43 %      1.20 %      0.84 %     --        $ 76,469
     45 %
Wachovia Emerging Markets Fund
1997      $ 11.12      (3.82 )%      1.79 %      0.26 %     --        $ 7,996
      60 %
1998      $ 8.43      (23.46 )%      1.68 %      0.90 %     --        $ 8,677
     51 %
1999      $ 11.74      40.07 %      1.60 %      0.37 %     --        $ 16,007
     56 %
2000      $ 9.76      (16.18 )%      1.52 %      0.28 %     --        $ 15,578
     45 %
2001      $ 9.18      (5.56 )%      1.57 %      1.02 %     --        $ 13,724
     64 %
Wachovia Personal Equity Fund
1999(7)      $ 10.67      6.75 %      1.15 %(8)      0.39 %(8)      0.01 %(8)
     $ 110      11 %
2000      $ 9.98      (4.73 )%      1.06 %      (0.09 )%     --        $ 910
     22 %
2001      $ 7.77      (21.47 )%      1.06 %      0.05 %      0.02 %      $ 734
     49 %


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This contractual expense decrease is reflected in both the expense and net investment income ratios. (3) Per share information is based on average shares outstanding.

(4) The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments, futures contracts, and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(5)   Less than 0.01%.
(6)   Less than $0.01 per share.
(7) Reflects operations for the period from July 30, 1999 (date of initial public investment) to November 30, 1999.
(8)   Computed on an annualized basis.


(See Notes which are an integral part of the Financial Statements)

156

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--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Financial Highlights--Class A Shares--Continued

(For a share outstanding throughout each period)

Period Ended November 30,      Net Asset Value, beginning of period      Net
Investment Income/(Operating Loss)        Net Realized
and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign
Currency Transactions        Total from Investment
Operations        Distributions from Net Investment Income
   Distributions from Net Realized Gain on Investment Transactions,
Futures Contracts and Foreign Currency Transactions        Total Distributions

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Wachovia Balanced Fund

1997      $ 13.30      0.34 (3)      1.40        1.74        (0.34 )
  (1.44 )      (1.78 )
1998      $ 13.26      0.24 (3)      1.50        1.74        (0.38 )
     (0.90 )      (1.28 )
1999      $ 13.72      0.29        1.44        1.73        (0.31 )
   (1.69 )      (2.00 )
2000      $ 13.45      0.32        0.35        0.67        (0.32 )
   (0.09 )      (0.41 )
2001      $ 13.71      0.29 (3)      (1.51 )      (1.22 )      (0.28 )
   (0.90 )      (1.18 )
Wachovia Blue Chip Value Fund
2001(4)      $ 10.00      0.02 (3)      (1.23 )      (1.21 )      (0.01 )
   --        (0.01 )
Wachovia New Horizons Fund
2001(6)      $ 10.00      (0.04 )(3)      (3.61 )      (3.65 )     --
  --       --
Wachovia International Equity Fund
2001(7)      $ 10.00      (0.05 )(3)      (1.20 )      (1.25 )     --
   --       --
Wachovia Fixed Income Fund
1997      $ 9.83      0.54 (3)      0.04        0.58        (0.56 )     --
      (0.56 )
1998      $ 9.85      0.53 (3)      0.30        0.83        (0.54 )     --
      (0.54 )
1999      $ 10.14      0.51        (0.58 )      (0.07 )      (0.51 )
  (0.04 )      (0.55 )
2000      $ 9.52      0.55 (3)      0.19        0.74        (0.55 )     --
      (0.55 )
2001      $ 9.71      0.58        0.42        1.00        (0.53 )     --
    (0.53 )
Wachovia Intermediate Fixed Income Fund
1997      $ 9.96      0.54        0.06        0.60        (0.53 )     --
   (0.53 )
1998      $ 10.03      0.47        0.40        0.87        (0.52 )     --
  (0.52 )
1999      $ 10.38      0.50        (0.61 )      (0.11 )      (0.50 )
 (0.20 )      (0.70 )
2000      $ 9.57      0.52 (3)      0.16        0.68        (0.52 )
 (0.01 )      (0.53 )
2001      $ 9.72      0.51        0.43        0.94        (0.52 )     --
      (0.52 )
Wachovia Short-Term Fixed Income Fund
1997      $ 9.79      0.50 (3)      (0.01 )      0.49        (0.51 )     --
     (0.51 )
1998      $ 9.77      0.52 (3)      0.14        0.66        (0.51 )     --
    (0.51 )
1999      $ 9.92      0.48        (0.25 )      0.23        (0.52 )     --
   (0.52 )
2000      $ 9.63      0.52 (3)      0.11        0.63        (0.53 )     --
    (0.53 )
2001      $ 9.73      0.55        0.34        0.89        (0.50 )     --
   (0.50 )
Wachovia Georgia Municipal Bond Fund
1997      $ 11.00      0.44        0.13        0.57        (0.44 )      (0.02 )
      (0.46 )
1998      $ 11.11      0.42        0.27        0.69        (0.42 )
  (0.00 )(9)      (0.42 )
1999      $ 11.38      0.43        (0.74 )      (0.31 )      (0.43 )
 (0.03 )      (0.46 )
2000      $ 10.61      0.48        0.23        0.71        (0.48 )     --
     (0.48 )
2001      $ 10.84      0.45        0.33        0.78        (0.45 )     --
     (0.45 )


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This contractual expense decrease is reflected in both the expense and net investment income ratios. (3) Per share information is based on average shares outstanding.

(4) Reflects operations for the period from December 26, 2000 (date of initial public investment) to November 30, 2001. (5) Computed on an annualized basis.
(6) Reflects operations for the period from December 22, 2000 (date of initial public investment) to November 30, 2001. (7) Reflects operations for the period from March 2, 2001 (date of initial public investment) to November 30, 2001. (8) Less than 0.01% per share.

(9)   Less than $0.01 per share.


(See Notes which are an integral part of the Financial Statements)

157

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--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Financial Highlights--Class A Shares--Continued

(For a share outstanding throughout each period)

Period Ended
November 30      Net Asset

Value, end of period      Total Return(1)        Ratios to Average Net Assets
--------------------------------------------------------------------------------

       Portfolio Turnover Rate

               Expenses        Net Investment Income/(Loss)
Expense Waiver/ Reimbursement(2)        Net Assets, end of period
(000 omitted)

--------------------------------------------------------------------------------

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Wachovia Balanced Fund

1997      $ 13.26      15.17 %      1.02 %      2.77 %      0.16 %
    $ 50,968      143 %
1998      $ 13.72      14.36 %      1.01 %      2.88 %      0.09 %
   $ 119,093      124 %
1999      $ 13.45      13.95 %      1.01 %      2.26 %      0.08 %
    $ 205,167      66 %
2000      $ 13.71      4.94 %      1.01 %      2.25 %      0.05 %
  $ 202,280      66 %
2001      $ 11.31      (9.71 )%      1.01 %      2.41 %      0.05 %
   $ 152,840      88 %
Wachovia Blue Chip Value Fund
2001(4)      $ 8.78      (12.15 )%      1.09 %(5)      0.30 %(5)
 8.30 %(5)      $ 389      70 %
Wachovia New Horizons Fund

2001(6)      $ 6.35      (36.50 )%      1.03 %(5)      (0.61 )%(5)
   8.06 %(5)      $ 148      85 %
Wachovia International Equity Fund
2001(7)      $ 8.75      (12.50 )%      1.85 %(5)      (0.76 )%(5)
   2.35 %(5)      $ 5,498      55 %
Wachovia Fixed Income Fund
1997      $ 9.85      6.14 %      0.98 %      5.65 %      0.11 %
   $ 10,039      174 %
1998      $ 10.14      8.65 %      0.97 %      5.30 %      0.05 %
 $ 24,624      111 %
1999      $ 9.52      (0.77 )%      0.97 %      5.34 %      0.03 %
  $ 69,475      49 %
2000      $ 9.71      8.03 %      0.96 %      5.78 %      0.00 %(8)
   $ 64,039      73 %
2001      $ 10.18      10.57 %      0.96 %      5.51 %      0.01 %
   $ 53,436      106 %
Wachovia Intermediate Fixed Income Fund
1997      $ 10.03      6.32 %      1.04 %      5.50 %      0.30 %
    $ 96,626      81 %
1998      $ 10.38      9.39 %      1.06 %      5.39 %      0.14 %
   $ 4,759      57 %
1999      $ 9.57      (1.03 )%      0.99 %      5.16 %      0.04 %
   $ 3,205      89 %
2000      $ 9.72      7.34 %      0.99 %      5.49 %      0.01 %
   $ 3,413      58 %
2001      $ 10.14      9.89 %      0.99 %      5.20 %      0.03 %
  $ 3,405      96 %
Wachovia Short-Term Fixed Income Fund
1997      $ 9.77      5.10 %      0.87 %      5.49 %      0.19 %
   $ 7,233      215 %
1998      $ 9.92      6.93 %      0.88 %      5.22 %      0.10 %
   $ 10,437      135 %
1999      $ 9.63      2.44 %      0.88 %      4.97 %      0.14 %
  $ 10,409      25 %
2000      $ 9.73      6.82 %      0.88 %      5.44 %      0.17 %
  $ 8,959      92 %
2001      $ 10.12      9.38 %      0.88 %      5.20 %      0.20 %
  $ 8,373      58 %
Wachovia Georgia Municipal Bond Fund
1997      $ 11.11      5.41 %      1.14 %      4.03 %      1.11 %
   $ 6,531      25 %
1998      $ 11.38      6.35 %      1.17 %      3.72 %      0.34 %
  $ 6,900      14 %
1999      $ 10.61      (2.83 )%      1.07 %      3.87 %      0.30 %
   $ 5,450      48 %
2000      $ 10.84      6.86 %      0.85 %      4.49 %      0.32 %
    $ 4,731      66 %
2001      $ 11.17      7.28 %      0.85 %      4.03 %      0.31 %
   $ 4,770      66 %


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This contractual expense decrease is reflected in both the expense and net investment income ratios. (3) Per share information is based on average shares outstanding.

(4) Reflects operations for the period from December 26, 2000 (date of initial public investment) to November 30, 2001. (5) Computed on an annualized basis.
(6) Reflects operations for the period from December 22, 2000 (date of initial public investment) to November 30, 2001. (7) Reflects operations for the period from March 2, 2001 (date of initial public investment) to November 30, 2001. (8) Less than 0.01% per share.

(9)   Less than $0.01 per share.


(See Notes which are an integral part of the Financial Statements)

158

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--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Financial Highlights--Class A Shares--Continued

(For a share outstanding throughout each period)

Year Ended

 November 30,      Net Asset Value, beginning of period
  Net Investment Income      Net Realized and Unrealized Gain/(Loss) on
Investments        Total from Investment Operations
 Distributions from Net Investment Income        Distributions from Net
Realized Gain on Investment Transactions        Total Distributions

--------------------------------------------------------------------------------

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Wachovia North Carolina Municipal Bond Fund

1997      $ 11.03      0.43      0.14        0.57        (0.43 )      (0.02 )
     (0.45 )
1998      $ 11.15      0.43      0.32        0.75        (0.43 )      (0.01 )
      (0.44 )
1999      $ 11.46      0.42      (0.68 )      (0.26 )      (0.42 )      (0.06 )
      (0.48 )
2000      $ 10.72      0.46      0.24        0.70        (0.45 )      (0.01 )
     (0.46 )
2001      $ 10.96      0.45      0.37        0.82        (0.45 )     --
  (0.45 )
Wachovia South Carolina Municipal Bond Fund
1997      $ 11.05      0.53      0.11        0.64        (0.52 )      (0.05 )
      (0.57 )
1998      $ 11.12      0.51      0.24        0.75        (0.51 )      (0.00 )(3)
      (0.51 )
1999      $ 11.36      0.50      (0.77 )      (0.27 )      (0.50 )      (0.02 )
      (0.52 )
2000      $ 10.57      0.49      0.27        0.76        (0.49 )      (0.00 )
(3)      (0.49 )
2001      $ 10.84      0.48      0.32        0.80        (0.48 )     --
  (0.48 )
Wachovia Virginia Municipal Bond Fund
1997      $ 10.15      0.46      0.13        0.59        (0.45 )     --
  (0.45 )
1998      $ 10.29      0.48      0.14        0.62        (0.42 )     --
  (0.42 )

1999      $ 10.49      0.45      (0.65 )      (0.20 )      (0.45 )     --
       (0.45 )
2000      $ 9.84      0.44      0.25        0.69        (0.45 )     --
    (0.45 )
2001      $ 10.08      0.43      0.33        0.76        (0.43 )     --
    (0.43 )


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This contractual expense decrease is reflected in both the expense and net investment income ratios. (3) Less than $0.01 per share.

(See Notes which are an integral part of the Financial Statements)

159

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Financial Highlights--Class A Shares--Continued

(For a share outstanding throughout each period)


                       Ratios to Average Net Assets

--------------------------------------------------------------------------------

Year Ended

November 30,      Net Asset Value, end of period      Total Return(1)
  Expenses        Net Investment Income        Expense
Waiver/ Reimbursement(2)        Net Assets, end of period (000 omitted)
  Portfolio Turnover Rate

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

Wachovia North Carolina Municipal Bond Fund

1997      $ 11.15      5.36 %      1.07 %      3.91 %      0.44 %
   $ 11,563      17 %
1998      $ 11.46      6.82 %      1.10 %      3.80 %      0.16 %
 $ 9,533      9 %
1999      $ 10.72      (2.34 )%      1.02 %      3.73 %      0.20 %
     $ 8,644      11 %
2000      $ 10.96      6.71 %      0.85 %      4.26 %      0.26 %
  $ 7,511      37 %
2001      $ 11.33      7.54 %      0.85 %      3.99 %      0.26 %
   $ 6,613      51 %
Wachovia South Carolina Municipal Bond Fund
1997      $ 11.12      6.01 %      0.81 %      4.79 %      0.48 %
  $ 64,696      12 %
1998      $ 11.36      6.88 %      0.83 %      4.52 %      0.36 %
  $ 67,458      6 %

1999      $ 10.57      (2.49 )%      0.83 %      4.50 %      0.35 %
    $ 59,655      9 %
2000      $ 10.84      7.45 %      0.83 %      4.68 %      0.29 %
     $ 52,568      26 %
2001      $ 11.16      7.49 %      0.83 %      4.30 %      0.29 %
     $ 54,867      35 %
Wachovia Virginia Municipal Bond Fund
1997      $ 10.30      5.97 %      0.96 %      4.50 %      0.40 %
   $ 111,160      15 %
1998      $ 10.49      6.76 %      0.95 %      4.35 %      0.33 %
    $ 8,835      15 %
1999      $ 9.84      (2.01 )%      0.90 %      4.36 %      0.29 %
    $ 7,682      29 %
2000      $ 10.08      7.24 %      0.85 %      4.59 %      0.30 %
 $ 6,496      25 %
2001      $ 10.41      7.61 %      0.85 %      4.12 %      0.28 %
  $ 7,164      54 %


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This contractual expense decrease is reflected in both the expense and net investment income ratios. (3) Less than $0.01 per share.

(See Notes which are an integral part of the Financial Statements)

160

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The Wachovia Funds and The Wachovia Municipal Funds
Financial Highlights--Class B Shares

(For a share outstanding throughout each period)

Period Ended November 30,      Net Asset Value, beginning of period
  Net Investment Income/ (Operating Loss)        Net Realized
and Unrealized Gain/(Loss) on Investments, Futures Contracts and Foreign
Currency Transactions        Total from Investment
Operations        Distributions from Net Investment Income
 Distributions from Net Realized Gain on Investment Transactions,
Futures Contracts and Foreign Currency Transactions        Total Distributions

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Wachovia Equity Fund

1997      $ 14.79      0.04        2.42        2.46        (0.04 )      (1.86 )
      (1.90 )
1998      $ 15.35      0.03        2.20        2.23        (0.03 )      (1.68 )
      (1.71 )
1999      $ 15.87      (0.04 )      3.38        3.34        (0.00 )(3)
    (1.89 )      (1.89 )
2000      $ 17.32      (0.09 )(4)      0.23 (5)      0.14       --
 (0.51 )      (0.51 )
2001      $ 16.95      (0.06 )(4)      (3.60 )      (3.66 )      (0.00 )(3)
  (0.48 )      (0.48 )
Wachovia Quantitative Equity Fund
1997      $ 15.65      0.08        4.10        4.18        (0.09 )      (0.79
      (0.88 )
1998      $ 18.95      0.05        3.04        3.09        (0.06 )      (1.75 )
      (1.81 )
1999      $ 20.23      (0.05 )      3.16        3.11        (0.01 )
  (2.42 )      (2.43 )
2000      $ 20.91      (0.12 )      0.70        0.58       --       --       --
2001      $ 21.49      (0.07 )(4)      (3.91 )      (3.98 )      0.00 (3)
   (1.33 )      (1.33 )
Wachovia Growth & Income Fund
2001(7)      $ 21.33      (0.10 )(4)      (5.56 )      (5.66 )     --
 (1.40 )      (1.40 )
Wachovia Equity Index Fund
2001(7)      $ 25.47      0.02 (4)      (4.45 )      (4.43 )      (0.14 )
 --        (0.14 )
Wachovia Special Values Fund
1999(9)      $ 14.60      0.17        1.22        1.39       --       --
   --
2000      $ 15.99      0.10 (4)      1.08        1.18        (0.25 )
 (0.52 )      (0.77 )
2001      $ 16.40      0.00 (3)(4)      3.96        3.96        (0.13 )
 (0.13 )      (0.26 )
Wachovia Emerging Markets Fund
2001(7)      $ 10.51      0.09 (4)      (1.39 )      (1.30 )      (0.06 )
   --        (0.06 )
Wachovia Personal Equity Fund
2001(7)      $ 10.63      (0.05 )(4)      (2.76 )      (2.81 )      (0.01 )
    (0.08 )      (0.09 )
Wachovia Balanced Fund
1997      $ 13.29      0.26        1.38        1.64        (0.26 )      (1.44 )
      (1.70 )
1998      $ 13.23      0.28        1.37        1.65        (0.29 )      (0.90 )
      (1.19 )
1999      $ 13.69      0.20        1.42        1.62        (0.21 )      (1.69 )
      (1.90 )
2000      $ 13.41      0.22        0.35        0.57        (0.22 )      (0.09 )
      (0.31 )
2001      $ 13.67      0.20 (4)      (1.49 )      (1.29 )      (0.19 )
 (0.90 )      (1.09 )
Wachovia Blue Chip Value Fund
2001(10)      $ 10.00      (0.04 )(4)      (1.23 )      (1.27 )     --       -
       --
Wachovia New Horizons Fund
2001(10)      $ 10.00      (0.08 )(4)      (3.61 )      (3.69 )     --       --
       --
Wachovia International Equity Fund
2001(11)      $ 10.00      (0.09 )(4)      (1.16 )      (1.25 )     --       -
       --
Wachovia Fixed Income Fund
1997      $ 9.83      0.48        0.01        0.49        (0.48 )     --
    (0.48 )
1998      $ 9.84      0.47        0.30        0.77        (0.47 )     --
        (0.47 )
1999      $ 10.14      0.43        (0.58 )      (0.15 )      (0.43 )
  (0.04 )      (0.47 )
2000      $ 9.52      0.48 (4)      0.18        0.66        (0.47 )     --
      (0.47 )
2001      $ 9.71      0.47        0.46        0.93        (0.46 )     --
    (0.46 )
Wachovia Intermediate Fixed Income Fund
2001(7)      $ 9.76      0.48        0.42        0.90        (0.54 )     --
      (0.54 )
Wachovia Short-Term Fixed Income Fund
2001(7)      $ 9.77      0.46        0.36        0.82        (0.46 )     --
       (0.46 )


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This contractual expense decrease is reflected in both the expense and net investment income ratios. (3) Less than $0.01 per share.

(4)   Per share information based on average shares outstanding.
(5) The amount shown in this caption for a share outstanding does not correspond with aggregate net realized gain (loss) on investments, futures contracts, and foreign currency for the period ended due to the timing of sales and repurchase of Fund shares in relation to fluctuating market values of the investments of the Fund.

(6)   Less than 0.01%
(7) Reflects operations for the period from December 12, 2000 (date of initial public investment) to November 30, 2001. (8) Computed on an annualized basis.
(9) Reflects operations for the period from March 26, 1999 (date of initial public investment) to November 30, 1999. (10) Reflects operations for the period from December 26, 2000 (date of initial public investment) to November 30, 2001.
(11) Reflects operations for the period from March 2, 2001 (date of initial public investment) to November 30, 2001. (12) Less than $1,000.

(See Notes which are an integral part of the Financial Statements)


161

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The Wachovia Funds and The Wachovia Municipal Funds
Financial Highlights--Class B Shares--Continued

(For a share outstanding throughout each period)



Ratios to Average Net Assets

--------------------------------------------------------------------------------

Period Ended

 November 30,      Net Asset Value, end of period      Total Return(1)
     Expenses        Net Investment Income/(Loss)
Expense Waiver/ Reimbursement(2)        Net Assets, end of period (000 omitted
        Portfolio Turnover Rate

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Wachovia Equity Fund

1997      $ 15.35      19.27 %      1.90 %      0.18 %      0.06 %
   $ 3,448        124 %
1998      $ 15.87      16.52 %      1.87 %      0.17 %     --        $ 5,725
      150 %
1999      $ 17.32      23.37 %      1.84 %      (0.26 )%     --        $ 8,992
        45 %
2000      $ 16.95      0.69 %      1.83 %      (0.49 )%     --        $ 11,154
       41 %
2001      $ 12.81      (22.23 )%      1.82 %      (0.44 )%      0.00 %(6)
   $ 8,382        34 %
Wachovia Quantitative Equity Fund
1997      $ 18.95      28.33 %      1.85 %      0.31 %      0.07 %      $ 6,56
        74 %
1998      $ 20.23      18.15 %      1.86 %      0.20 %     --        $ 19,532
      38 %
1999      $ 20.91      15.85 %      1.86 %      (0.27 )%     --        $ 24,65
        34 %
2000      $ 21.49      2.77 %      1.81 %      (0.53 )%     --        $ 24,310
        14 %
2001      $ 16.18      (19.67 )%      1.81 %      (0.39 )%      0.00 %(6)
  $ 17,096        23 %
Wachovia Growth & Income Fund
2001(7)      $ 14.27      (27.95 )%      1.82 %(8)      (0.70 )%(8)
  0.03 %(8)      $ 129        47 %
Wachovia Equity Index Fund
2001(7)      $ 20.90      (17.45 )%      1.41 %(8)      0.11 %(8)
 0.02 %(8)      $ 1,296        5 %
Wachovia Special Values Fund
1999(9)      $ 15.99      9.52 %      1.98 %(8)      0.93 %(8)
 0.01 %(8)      $ 350        44 %
2000      $ 16.40      7.74 %      1.96 %      0.61 %     --        $ 427
    42 %
2001      $ 20.10      24.42 %      1.95 %      0.02 %     --        $ 1,153
       45 %
Wachovia Emerging Markets Fund
2001(7)      $ 9.15      (12.37 )%      2.31 %(8)      0.98 %(8)     --
 $ 1        64 %
Wachovia Personal Equity Fund
2001(7)      $ 7.73      (26.61 )%      1.81 %(8)      (0.65 )%(8)
   0.02 %(8)      $ 35        49 %
Wachovia Balanced Fund
1997      $ 13.23      14.19 %      1.78 %      2.01 %      0.16 %
  $ 5,916        143 %
1998      $ 13.69      13.56 %      1.76 %      2.13 %      0.09 %
   $ 13,963        124 %
1999      $ 13.41      13.08 %      1.76 %      1.50 %      0.08 %
  $ 20,927        66 %
2000      $ 13.67      4.19 %      1.76 %      1.50 %      0.05 %
   $ 23,529        66 %
2001      $ 11.29      (10.28 )%      1.76 %      1.67 %      0.05 %
   $ 21,639        89 %
Wachovia Blue Chip Value Fund
2001(10)      $ 8.73      (12.70 )%      1.84 %(8)      (0.44 )(8)
 7.94 %(8)      $ 148        70 %
Wachovia New Horizons Fund
2001(10)      $ 6.31      (36.90 )%      1.78 %(8)      (1.38 )%(8)
    9.03 %(8)      $ 92        85 %
Wachovia International Equity Fund
2001(11)      $ 8.75      (12.50 )%      2.60 %(8)      (1.43 )%(8)
   2.35 %(8)      $ 1        55 %
Wachovia Fixed Income Fund
1997      $ 9.84      5.21 %      1.75 %      4.89 %      0.11 %      $ 140
     174 %
1998      $ 10.14      7.97 %      1.72 %      4.55 %      0.05 %      $ 533
      111 %
1999      $ 9.52      (1.51 )%      1.72 %      4.57 %      0.03 %      $ 819
       49 %
2000      $ 9.71      7.23 %      1.71 %      5.03 %      0.00 %(6)      $ 771
       73 %
2001      $ 10.18      9.75 %      1.71 %      4.76 %      0.01 %      $ 1,355
       106 %
Wachovia Intermediate Fixed Income Fund
2001(7)      $ 10.12      9.49 %      0.60 %(8)      5.03 %(8)     --
  $ 0 (12)      96 %
Wachovia Short-Term Fixed Income Fund
2001(7)      $ 10.13      8.52 %      1.63 %(8)      4.40 %(8)      0.20 %(8)
    $ 174        58 %


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This contractual expense decrease is reflected in both the expense and net investment income ratios. (3) Less than $0.01 per share.

(4)   Per share information based on average shares outstanding.
(5) The amount shown in this caption for a share outstanding does not correspond with aggregate net realized gain (loss) on investments, futures contracts, and foreign currency for the period ended due to the timing of sales and repurchase of Fund shares in relation to fluctuating market values of the investments of the Fund.

(6)   Less than 0.01%.
(7) Reflects operations for the period from December 12, 2000 (date of initial public investment) to November 30, 2001. (8) Computed on an annualized basis.
(9) Reflects operations for the period from March 26, 1999 (date of initial public investment) to November 30, 1999. (10) Reflects operations for the period from December 26, 2000 (date of initial public investment) to November 30, 2001.
(11) Reflects operations for the period from March 2, 2001 (date of initial public investment) to November 30, 2001. (12) Less than $1,000.

(See Notes which are an integral part of the Financial Statements)

162

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The Wachovia Funds and The Wachovia Municipal Funds
Financial Highlights--Class C Shares

(For a share outstanding throughout each period)


Period Ended
November 30,      Net Asset
Value,
beginning
of period      Net Investment

Income/
(Operating Loss)        Net Realized
and Unrealized
Gain/(Loss) on

Investments,
Futures
Contracts, and
Foreign
Currency

Transactions        Total from
Investment
Operations        Distributions
from Net
Investment
Income        Distributions
from Net
Realized
Gain on
Investment
Transactions,
Futures
Contracts and
Foreign
Currency

Transactions        Total
Distributions

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Wachovia Equity Fund

2001(3)      $ 18.51      (0.06 )(4)      (5.00 )      (5.06 )      (0.03 )
      (0.48 )      (0.51 )
Wachovia Quantitative Equity Fund
2001(3)      $ 22.66      (0.08 )(4)      (4.78 )      (4.86 )      (0.02 )
     (1.33 )      (1.35 )
Wachovia Growth & Income Fund
2001(3)      $ 21.33      (0.11 )(4)      (5.54 )      (5.65 )     --
  (1.40 )      (1.40 )
Wachovia Equity Index Fund
2001(3)      $ 25.47      0.02 (4)      (4.46 )      (4.44 )      (0.12 )
   --        (0.12 )
Wachovia Special Values Fund
2001(3)      $ 17.46      (0.01 )(4)      3.12        3.11        (0.28 )
  (0.13 )      (0.41 )
Wachovia Emerging Markets Fund
2001(3)      $ 10.51      (0.02 )(4)      (1.27 )      (1.29 )      (0.06 )
     --        (0.06 )
Wachovia Personal Equity Fund
2001(3)      $ 10.63      0.01 (4)      (2.76 )      (2.75 )      (0.02 )
   (0.08 )      (0.10 )
Wachovia Balanced Fund
2001(3)      $ 14.39      0.19 (4)      (2.14 )      (1.95 )      (0.23 )
    (0.90 )      (1.13 )
Wachovia Blue Chip Value Fund
2001(8)      $ 10.00      (0.04 )(4)      (1.21 )      (1.25 )     --
  --       --
Wachovia New Horizons Fund

2001(8)      $ 10.00      (0.09 )(4)      (3.60 )      (3.69 )     --
  --       --
Wachovia International Equity Fund
2001(9)      $ 10.00      (0.08 )(4)      (1.21 )      (1.29 )     --
  --       --
Wachovia Fixed Income Fund
2001(3)      $ 9.78      0.52        0.36        0.88        (0.48 )     --
       (0.48 )
Wachovia Intermediate Fixed Income Fund
2001(3)      $ 9.76      0.47        0.37        0.84        (0.47 )     --
      (0.47 )
Wachovia Short-Term Fixed Income Fund
2001(3)      $ 9.77      0.53        0.34        0.87        (0.53 )     --
      (0.53 )


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This contractual expense decrease is reflected in both the expense and net investment income ratios. (3) Reflects operations for the period from December 12, 2000 (date of initial public investment) to November 30, 2001. (4) Per share information is based on average shares outstanding.

(5)   Computed on an annualized basis.
(6)   Less than 0.01%.
(7)   Less than $1,000.
(8) Reflects operations for the period from December 26, 2000 (date of initial public investment) to November 30, 2001. (9) Reflects operations for the period from March 2, 2001 (date of initial public investment) to November 30, 2001.

(See Notes which are an integral part of the Financial Statements)

163

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The Wachovia Funds and The Wachovia Municipal Funds
Financial Highlights--Class C Shares--Continued

(For a share outstanding throughout each period)


                       Ratios to Average Net Assets

--------------------------------------------------------------------------------

Period Ended
November 30,      Net Asset
Value, end
of period      Total

Return(1)        Expenses        Net
Investment
Income/(Loss)        Expense Waiver/
Reimbursement(2)        Net Assets,
end of period
(000 omitted)        Portfolio
Turnover
Rate

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Wachovia Equity Fund

2001(3)      $ 12.94      (27.94 )%      1.83 %(5)      (0.45 )%(5)
   0.00 %(5)(6)      $ 468        34 %
Wachovia Quantitative Equity Fund
2001(3)      $ 16.45      (22.51 )%      1.81 %(5)      (0.44 )%(5)
   0.00 %(5)(6)      $ 0 (7)      23 %
Wachovia Growth & Income Fund
2001(3)      $ 14.28      (27.90 )%      1.82 %(5)      (0.72 )%(5)
   0.00 %(5)(6)      $ 3        47 %
Wachovia Equity Index Fund
2001(3)      $ 20.91      (17.47 )%      1.41 %(5)      0.11 %(5)
  0.02 %(5)      $ 2,624        5 %
Wachovia Special Values Fund
2001(3)      $ 20.16      18.27 %      1.95 %(5)      (0.05 )%(5)     --
   $ 367        45 %
Wachovia Emerging Markets Fund
2001(3)      $ 9.16      (12.27 )%      2.31 %(5)      (0.18 )%(5)     --
     $ 14        64 %
Wachovia Personal Equity Fund

2001(3)      $ 7.78      (26.02 )%      0.83 %(5)      0.08 %(5)
    0.00 %(5)(6)      $ 0 (7)      49 %
Wachovia Balanced Fund
2001(3)      $ 11.31      (14.33 )%      1.76 %(5)      1.71 %(5)
  0.05 %(5)      $ 421        88 %
Wachovia Blue Chip Value Fund
2001(8)      $ 8.75      (12.50 )%      1.84 %(5)      (0.45 )%(5)
   5.90 %(5)      $ 15        70 %
Wachovia New Horizons Fund
2001(8)      $ 6.31      (36.90 )%      1.78 %(5)      (1.38 )%(5)
  7.88 %(5)      $ 103        85 %
Wachovia International Equity Fund
2001(9)      $ 8.71      (12.90 )%      2.60 %(5)      (1.16 )%(5)
   2.35 %(5)      $ 92        55 %
Wachovia Fixed Income Fund
2001(3)      $ 10.18      9.24 %      1.71 %(5)      4.75 %(5)      0.01 %(5
      $ 78        106 %
Wachovia Intermediate Fixed Income Fund
2001(3)      $ 10.13      8.82 %      1.73 %(5)      4.45 %(5)      0.03 %(5)
     $ 21        96 %
Wachovia Short-Term Fixed Income Fund
2001(3)      $ 10.11      9.10 %      1.63 %(5)      4.75 %(5)      0.20 %(5)
     $ 6        58 %


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This contractual expense decrease is reflected in both the expense and net investment income ratios. (3) Reflects operations for the period from December 12, 2000 (date of initial public investment) to November 30, 2001. (4) Per share information is based on average shares outstanding.

(5)   Computed on an annualized basis.
(6)   Less than 0.01%.
(7)   Less than $1,000.
(8) Reflects operations for the period from December 26, 2000 (date of initial public investment) to November 30, 2001. (9) Reflects operations for the period from March 2, 2001 (date of initial public investment) to November 30, 2001.

(See Notes which are an integral part of the Financial Statements)

164

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The Wachovia Funds and The Wachovia Municipal Funds
Financial Highlights--Class Y Shares

(For a share outstanding throughout each period)

Year Ended November 30, Net Asset Value, beginning of period Net Investment Income Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency Transactions Total from Investment Operations Distributions from Net Investment Income Distributions from Net Realized Gain on Investment Transactions, Futures Contracts and Foreign Currency Transactions Total Distributions

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Wachovia Equity Fund

1997      $ 14.81      0.17        2.43        2.60        (0.16 )      (1.86
      (2.02 )
1998      $ 15.39      0.17        2.21        2.38        (0.17 )      (1.68 )
      (1.85 )
1999      $ 15.92      0.12        3.38        3.50        (0.11 )      (1.89 )
      (2.00 )
2000      $ 17.42      0.10        0.23 (3)      0.33        (0.09 )
 (0.51 )      (0.60 )
2001      $ 17.15      0.08 (4)      (3.65 )      (3.57 )      (0.09 )
   (0.48 )      (0.57 )
Wachovia Quantitative Equity Fund
1997      $ 15.67      0.23        4.12        4.35        (0.23 )      (0.79 )
      (1.02 )
1998      $ 19.00      0.23        3.06        3.29        (0.23 )      (1.75 )
      (1.98 )
1999      $ 20.31      0.18        3.14        3.32        (0.17 )      (2.42 )
      (2.59 )
2000      $ 21.04      0.11        0.69        0.80        (0.10 )     --
     (0.10 )
2001      $ 21.74      0.11 (4)      (3.96 )      (3.85 )      (0.09 )
 (1.33 )      (1.42 )
Wachovia Growth & Income Fund
1998(6)      $ 22.31      0.09        1.24        1.33        (0.09 )     --
      (0.09 )
1999      $ 23.55      0.12        4.24        4.36        (0.14 )      (2.89 )
      (3.03 )
2000      $ 24.88      0.03        (0.57 )      (0.54 )      (0.04 )
   (4.26 )      (4.30 )
2001      $ 20.04      0.04 (4)      (4.29 )      (4.25 )     --        (1.40 )
      (1.40 )
Wachovia Equity Index Fund
1997      $ 15.98      0.29        3.86        4.15        (0.31 )      (0.91
      (1.22 )
1998      $ 18.91      0.30        3.92        4.22        (0.29 )      (0.40 )
      (0.69 )
1999      $ 22.44      0.33        4.13        4.46        (0.32 )      (0.37 )
      (0.69 )
2000      $ 26.21      0.29 (4)      (1.38 )      (1.09 )      (0.31 )
   (0.53 )      (0.84 )
2001      $ 24.28      0.24 (4)      (3.29 )      (3.05 )      (0.27 )     --
        (0.27 )
Wachovia Special Values Fund
1997      $ 15.67      0.16        4.53        4.69        (0.08 )      (1.61 )
      (1.69 )
1998      $ 18.67      0.21        (0.84 )      (0.63 )      (0.15 )
(1.71 )      (1.86 )
1999      $ 16.18      0.30        0.54        0.84        (0.20 )      (0.75 )
      (0.95 )
2000      $ 16.07      0.26 (4)      1.08        1.34        (0.32 )
(0.52 )      (0.84 )
2001      $ 16.57      0.20 (4)      3.98        4.18        (0.28 )
 (0.13 )      (0.41 )
Wachovia Emerging Markets Fund
1997      $ 11.67      0.07        (0.50 )      (0.43 )      (0.11 )     --
       (0.11 )
1998      $ 11.13      0.13        (2.69 )      (2.56 )      (0.13 )     --
      (0.13 )
1999      $ 8.44      0.04        3.34        3.38        (0.07 )     --
  (0.07 )
2000      $ 11.75      0.07        (1.88 )      (1.81 )      (0.14 )     --
     (0.14 )
2001      $ 9.80      0.13 (4)      (0.66 )      (0.53 )      (0.06 )     --
      (0.06 )
Wachovia Personal Equity Fund
1999(8)      $ 10.00      0.02        0.67        0.69        (0.01 )     --
       (0.01 )
2000      $ 10.68      0.03        (0.49 )      (0.46 )      (0.03 )
  (0.19 )      (0.22 )
2001      $ 10.00      0.03 (4)      (2.15 )      (2.12 )      (0.02 )
   (0.08 )      (0.10 )
Wachovia Balanced Fund
1997      $ 13.30      0.38        1.39        1.77        (0.37 )      (1.44 )
      (1.81 )
1998      $ 13.26      0.42        1.37        1.79        (0.41 )      (0.90 )
      (1.31 )
1999      $ 13.74      0.32        1.44        1.76        (0.34 )      (1.69
      (2.03 )
2000      $ 13.47      0.35        0.35        0.70        (0.35 )      (0.09 )
      (0.44 )
2001      $ 13.73      0.32 (4)      (1.52 )      (1.20 )      (0.31 )
 (0.90 )      (1.21 )


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This contractual expense decrease is reflected in both the expense and net investment income ratios. (3) The amount shown in this caption for a share outstanding does not correspond with aggregate net realized gain (loss) on investments, futures contracts, and foreign currency for the period ended due to the timing of sales and repurchase of Fund shares in relation to fluctuating market values of the investments of the Fund.

(4)   Per share information is based on average shares outstanding.
(5)   Less than 0.01%.
(6) Reflects operations for the period from March 30, 1998 (date of initial public investment) to November 30, 1998. (7) Computed on an annualized basis.
(8) Reflects operations for the period from July 30, 1999 (date of initial public investment) to November 30, 1999.

(See Notes which are an integral part of the Financial Statements)

165

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The Wachovia Funds and The Wachovia Municipal Funds
Financial Highlights--Class Y Shares--Continued

(For a share outstanding throughout each period)


                       Ratios to Average Net Assets

--------------------------------------------------------------------------------

Year Ended

 November 30,      Net Asset Value, end of period      Total Return (1)
  Expenses        Net Investment Income        Expenses
Waiver/ Reimbursement(2)        Net Assets, end of period (000 omitted)
   Portfolio Turnover Rate

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Wachovia Equity Fund

1997      $ 15.39      20.44 %      0.90 %      1.18 %      0.07 %
    $ 156,238      124 %
1998      $ 15.92      17.69 %      0.90 %      1.13 %     --        $ 200,324
      150 %
1999      $ 17.42      24.52 %      0.84 %      0.73 %     --        $ 223,878
     45 %
2000      $ 17.15      1.78 %      0.83 %      0.51 %     --        $ 276,342
     41 %
2001      $ 13.01      (21.48 )%      0.82 %      0.56 %      0.00 %(5)
 $ 206,814      34 %
Wachovia Quantitative Equity Fund
1997      $ 19.00      29.60 %      0.87 %      1.35 %      0.08 %
 $ 183,019      74 %
1998      $ 20.31      19.38 %      0.87 %      1.21 %     --        $ 207,343
      38 %
1999      $ 21.04      16.97 %      0.86 %      0.67 %     --        $ 598,420
      34 %
2000      $ 21.74      3.79 %      0.81 %      0.47 %     --        $ 571,433
      14 %
2001      $ 16.47      (18.78 )%      0.81 %      0.61 %      0.00 %(5)
 $ 414,108      23 %
Wachovia Growth & Income Fund
1998(6)      $ 23.55      6.03 %      0.86 %(7)      0.90 %(7)      0.08 %(7)
    $ 206,176      24 %
1999      $ 24.88      20.73 %      0.84 %      0.49 %     --        $ 254,919
     44 %
2000      $ 20.04      (3.33 )%      0.82 %      0.13 %     --        $ 203,007
      22 %
2001      $ 14.39      (22.67 )%      0.82 %      0.24 %      0.03 %
$ 146,209      47 %
Wachovia Equity Index Fund
1997      $ 18.91      27.91 %      0.47 %      1.72 %      0.02 %
$ 248,030      4 %
1998      $ 22.44      23.05 %      0.45 %      1.46 %     --        $ 291,708
      29 %
1999      $ 26.21      20.24 %      0.44 %      1.32 %     --        $ 361,934
      11 %
2000      $ 24.28      (4.42 )%      0.41 %      1.09 %     --        $ 327,570
      12 %
2001      $ 20.96      (12.62 )%      0.41 %      1.08 %      0.01 %
     $ 254,226      5 %
Wachovia Special Values Fund
1997      $ 18.67      33.29 %      1.11 %      0.88 %      0.02 %
 $ 84,501      46 %
1998      $ 16.18      (3.59 )%      1.00 %      1.26 %     --        $ 90,55
      20 %
1999      $ 16.07      5.61 %      0.98 %      1.85 %      0.00 %(5)
$ 109,969      44 %
2000      $ 16.57      8.79 %      0.96 %      1.61 %     --        $ 128,300
     42 %
2001      $ 20.34      25.74 %      0.95 %      1.08 %     --        $ 198,817
     45 %
Wachovia Emerging Markets Fund
1997      $ 11.13      (3.73 )%      1.54 %      0.54 %     --        $ 139,700
      60 %
1998      $ 8.44      (23.34 )%      1.44 %      1.04 %     --        $ 130,898
      51 %
1999      $ 11.75      40.39 %      1.35 %      0.61 %     --        $ 178,443
     56 %
2000      $ 9.80      (15.74 )%      1.28 %      0.51 %     --        $ 157,730
      45 %
2001      $ 9.21      (5.40 )%      1.32 %      1.32 %     --        $ 139,358
      64 %
Wachovia Personal Equity Fund
1999(8)      $ 10.68      6.85 %      0.90 %(7)      0.33 %(7)      0.01 %(7)
     $ 444,453      11 %
2000      $ 10.00      (4.44 )%      0.81 %      0.23 %     --        $ 395,569
      22 %
2001      $ 7.78      (21.36 )%      0.81 %      0.30 %      0.02 %
 $ 297,538      49 %
Wachovia Balanced Fund
1997      $ 13.26      15.37 %      0.77 %      3.02 %      0.16 %
   $ 250,083      143 %
1998      $ 13.74      14.77 %      0.76 %      3.15 %      0.09 %
  $ 290,833      124 %
1999      $ 13.47      14.21 %      0.76 %      2.50 %      0.08 %
  $ 424,506      66 %
2000      $ 13.73      5.19 %      0.76 %      2.51 %      0.05 %
   $ 398,584      66 %
2001      $ 11.32      (9.54 )%      0.76 %      2.66 %      0.05 %
   $ 303,955      88 %


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This contractual expense decrease is reflected in both the expense and net investment income ratios. (3) The amount shown in this caption for a share outstanding does not correspond with aggregate net realized gain (loss) on investments, futures contracts, and foreign currency for the period ended due to the timing of sales and repurchase of Fund shares in relation to fluctuating market values of the investments of the Fund.

(4)   Per share information is based on average shares outstanding.
(5)   Less than 0.01%.
(6) Reflects operations for the period from March 30, 1998 (date of initial public investment) to November 30, 1998. (7) Computed on an annualized basis.
(8) Reflects operations for the period from July 30, 1999 (date of initial public investment) to November 30, 1999.

(See Notes which are an integral part of the Financial Statements)

166

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The Wachovia Funds and The Wachovia Municipal Funds
Financial Highlights--Class Y Shares--Continued

(For a share outstanding throughout each period)

Year Ended

 November 30,      Net Asset Value, beginning of period      Net Investment
Income/(Operating Loss)        Net Realized and
Unrealized Gain/(Loss) on Investments and Futures Contracts        Total from
Investment Operations        Distributions from Net
Investment Income        Distributions from Net Realized Gain on Investment
 Transactions and Futures Contracts         Total
Distributions

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Wachovia Blue Chip Value Fund

2001(3)      $ 10.00      0.05 (4)      (1.23 )      (1.18 )      (0.02 )
  --        (0.02 )
Wachovia New Horizons Fund
2001(3)      $ 10.00      (0.02 )(4)      (3.62 )      (3.64 )     --       --
       --
Wachovia International Equity Fund
2001(6)      $ 10.00      (0.03 )(4)      (1.20 )      (1.23 )     --       --
      --
Wachovia Fixed Income Fund
1997      $ 9.83      0.57        0.03        0.60        (0.58 )     --
   (0.58 )
1998      $ 9.85      0.56        0.29        0.85        (0.56 )     --
   (0.56 )
1999      $ 10.14      0.53        (0.58 )      (0.05 )      (0.53 )
 (0.04 )      (0.57 )
2000      $ 9.52      0.57 (4)      0.19        0.76        (0.57 )     --
      (0.57 )
2001      $ 9.71      0.58        0.45        1.03        (0.56 )     --
    (0.56 )
Wachovia Intermediate Fixed Income Fund
1998(8)      $ 10.12      0.42        0.25        0.67        (0.41 )
  --        (0.41 )
1999      $ 10.38      0.53        (0.61 )      (0.08 )      (0.53 )
  (0.20 )      (0.73 )
2000      $ 9.57      0.55 (4)      0.15        0.70        (0.55 )
(0.01 )      (0.56 )
2001      $ 9.71      0.54        0.41        0.95        (0.54 )     --
     (0.54 )
Wachovia Short-Term Fixed Income Fund
1997      $ 9.79      0.56        (0.05 )      0.51        (0.53 )     --
    (0.53 )
1998      $ 9.77      0.54        0.14        0.68        (0.53 )     --
    (0.53 )
1999      $ 9.92      0.51        (0.25 )      0.26        (0.55 )     --
    (0.55 )
2000      $ 9.63      0.54 (4)      0.12        0.66        (0.56 )     --
     (0.56 )
2001      $ 9.73      0.53        0.38        0.91        (0.53 )     --
    (0.53 )
Wachovia Georgia Municipal Bond Fund
1997      $ 11.00      0.47        0.13        0.60        (0.47 )      (0.02 )
      (0.49 )
1998      $ 11.11      0.45        0.27        0.72        (0.45 )
   (0.00 )(9)      (0.45 )
1999      $ 11.38      0.45        (0.74 )      (0.29 )      (0.45 )
(0.03 )      (0.48 )
2000      $ 10.61      0.50        0.23        0.73        (0.50 )     --
      (0.50 )
2001      $ 10.84      0.48        0.33        0.81        (0.48 )     --
      (0.48 )
Wachovia North Carolina Municipal Bond Fund
1997      $ 11.03      0.46        0.13        0.59        (0.45 )      (0.02 )
      (0.47 )
1998      $ 11.15      0.46        0.32        0.78        (0.46 )      (0.01 )
      (0.47 )
1999      $ 11.46      0.45        (0.68 )      (0.23 )      (0.45 )
(0.06 )      (0.51 )
2000      $ 10.72      0.48        0.25        0.73        (0.48 )      (0.01
      (0.49 )
2001      $ 10.96      0.48        0.37        0.85        (0.48 )
 (0.00 )(9)      (0.48 )
Wachovia South Carolina Municipal Bond Fund
1997      $ 11.05      0.55        0.12        0.67        (0.55 )
    (0.05 )      (0.60 )
1998      $ 11.12      0.54        0.24        0.78        (0.54 )
   (0.00 )(9)      (0.54 )

1999      $ 11.36      0.52        (0.77 )      (0.25 )      (0.52 )
     (0.02 )      (0.54 )
2000      $ 10.57      0.52        0.27        0.79        (0.52 )
   (0.00 )(9)      (0.52 )
2001      $ 10.84      0.51        0.32        0.83        (0.51 )     --
    (0.51 )
Wachovia Virginia Municipal Bond Fund
1998(5)      $ 10.34      0.32        0.15        0.47        (0.32 )     --
      (0.32 )
1999      $ 10.49      0.47        (0.65 )      (0.18 )      (0.47 )     --
       (0.47 )
2000      $ 9.84      0.48        0.24        0.72        (0.48 )     --
    (0.48 )
2001      $ 10.08      0.45        0.33        0.78        (0.45 )     --
     (0.45 )



(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This contractual expense decrease is reflected in both the expense and net investment income ratios. (3) Reflects operations for the period from December 26, 2000 (date of initial public investment) to November 30, 2001. (4) Per share information is based on average shares outstanding.

(5)   Computed on an annualized basis.
(6) Reflects operations for the period from March 2, 2001 (date of initial public investment) to November 30, 2001.
(7)   Less than 0.01%.
(8) Reflects operations for the period from March 30, 1998 (date of initial public investment) to November 30, 1998.
(9)   Less than $0.01 per share.


(See Notes which are an integral part of the Financial Statements)

167

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The Wachovia Funds and The Wachovia Municipal Funds
Financial Highlights--Class Y Shares--Continued

(For a share outstanding throughout each period)


                       Ratios to Average Net Assets

--------------------------------------------------------------------------------

Year Ended

 November 30,      Net Asset Value, end of period      Total Return(1)
     Expenses        Net Investment Income/(Loss)
Expenses Waiver/ Reimbursement(2)        Net Assets, end of period
 (000 omitted)      Portfolio Turnover Rate

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Wachovia Blue Chip Value Fund

2001(3)      $ 8.80      (11.81 )%      0.84 %(5)      0.55 %(5)
 6.53 %(5)      $ 1,400      70 %
Wachovia New Horizons Fund
2001(3)      $ 6.36      (36.40 )%      0.86 %(5)      (0.34 )%(5)
    6.69 %(5)      $ 998      85 %
Wachovia International Equity Fund
2001(6)      $ 8.77      (12.30 )%      1.60 %(5)      (0.44 )%(5)
   2.35 %(5)      $ 4,812      55 %
Wachovia Fixed Income Fund
1997      $ 9.85      6.38 %      0.74 %      5.91 %      0.11 %
  $ 185,398      174 %
1998      $ 10.14      8.92 %      0.72 %      5.55 %      0.05 %
  $ 212,886      111 %
1999      $ 9.52      (0.53 )%      0.72 %      5.65 %      0.03 %
  $ 487,982      49 %
2000      $ 9.71      8.31 %      0.71 %      6.03 %      0.00 %(7)
  $ 515,654      73 %
2001      $ 10.18      10.84 %      0.71 %      5.78 %      0.01 %
    $ 567,244      106 %
Wachovia Intermediate Fixed Income Fund
1998(5)      $ 10.38      7.11 %      0.74 %(5)      5.39 %(5)      0.14 %(5)
     $ 87,831      57 %
1999      $ 9.57      (0.77 )%      0.74 %      5.46 %      0.04 %
    $ 138,508      89 %
2000      $ 9.71      7.52 %      0.74 %      5.78 %      0.01 %
   $ 128,978      58 %
2001      $ 10.12      10.05 %      0.74 %      5.49 %      0.03 %
     $ 134,921      96 %
Wachovia Short-Term Fixed Income Fund
1997      $ 9.77      5.33 %      0.63 %      5.63 %      0.20 %
  $ 91,063      215 %
1998      $ 9.92      7.19 %      0.63 %      5.47 %      0.10 %
  $ 98,433      135 %
1999      $ 9.63      2.70 %      0.63 %      5.26 %      0.14 %
   $ 38,323      25 %
2000      $ 9.73      7.09 %      0.63 %      5.70 %      0.17 %
 $ 38,746      92 %
2001      $ 10.11      9.55 %      0.63 %      5.44 %      0.20 %
   $ 38,499      58 %
Wachovia Georgia Municipal Bond Fund
1997      $ 11.11      5.63 %      0.92 %      4.24 %      1.06 %
  $ 12,308      25 %
1998      $ 11.38      6.62 %      0.91 %      3.96 %      0.34 %
  $ 17,030      14 %
1999      $ 10.61      (2.59 )%      0.68 %      4.46 %      0.37 %
    $ 108,755      48 %
2000      $ 10.84      7.13 %      0.60 %      4.75 %      0.32 %
  $ 106,877      66 %
2001      $ 11.17      7.55 %      0.60 %      4.28 %      0.31 %
  $ 125,757      66 %
Wachovia North Carolina Municipal Bond Fund
1997      $ 11.15      5.57 %      0.85 %      4.16 %      0.42 %
  $ 44,104      17 %
1998      $ 11.46      7.09 %      0.85 %      4.05 %      0.16 %
  $ 56,760      9 %
1999      $ 10.72      (2.09 )%      0.66 %      4.27 %      0.30 %
    $ 434,523      11 %
2000      $ 10.96      6.98 %      0.60 %      4.51 %      0.26 %
  $ 418,157      37 %
2001      $ 11.33      7.81 %      0.60 %      4.24 %      0.26 %
  $ 423,962      51 %
Wachovia South Carolina Municipal Bond Fund
1997      $ 11.12      6.23 %      0.58 %      5.01 %      0.48 %
  $ 43,881      12 %
1998      $ 11.36      7.15 %      0.58 %      4.77 %      0.36 %
   $ 54,770      6 %
1999      $ 10.57      (2.24 )%      0.58 %      4.85 %      0.35 %
    $ 288,800      9 %
2000      $ 10.84      7.71 %      0.58 %      4.93 %      0.29 %
  $ 281,052      26 %
2001      $ 11.16      7.76 %      0.58 %      4.55 %      0.29 %
     $ 283,902      35 %
Wachovia Virginia Municipal Bond Fund
1998(5)      $ 10.49      4.61 %      0.68 %(5)      4.62 %(5)
  0.33 %(5)      $ 99,154      15 %
1999      $ 9.84      (1.76 )%      0.65 %      4.64 %      0.29 %
   $ 129,811      29 %
2000      $ 10.08      7.51 %      0.60 %      4.84 %      0.30 %
   $ 125,302      25 %
2001      $ 10.41      7.88 %      0.60 %      4.37 %      0.28 %
  $ 121,999      54 %


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This contractual expense decrease is reflected in both the expense and net investment income ratios. (3) Reflects operations for the period from December 26, 2000 (date of initial public investment) to November 30, 2001. (4) Per share information is based on average shares outstanding.

(5)   Computed on an annualized basis.
(6) Reflects operations for the period from March 2, 2001 (date of initial public investment) to November 30, 2001.
(7)   Less than 0.01%.
(8) Reflects operations for the period from March 30, 1998 (date of initial public investment) to November 30, 1998.
(9)   Less than $0.01 per share.


(See Notes which are an integral part of the Financial Statements)

168

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The Wachovia Funds
The Wachovia Municipal Funds

Combined Notes to Financial Statements

November 30, 2001


1. Organization

The Wachovia Funds and The Wachovia Municipal Funds (individually referred to as the "Trust" or collectively as the "Trusts") are registered under the Investment Company Act of 1940, as amended (the "Act") as open-end management investment companies. The Trusts consist of twenty-two portfolios. The financial statements of the following portfolios (individually referred to as the "Fund" or collectively as the "Funds") are presented herein:

The Wachovia Funds*

Portfolio

--------------------------------------------------------------------------------
      Investment Objective

--------------------------------------------------------------------------------

Wachovia Equity Fund

 ("Equity Fund") Seeks to produce growth of principal and income.

Wachovia Quantitative Equity Fund

 ("Quantitative Equity Fund") Seeks to provide growth of principal and income.

Wachovia Growth & Income Fund ("Growth & Income Fund")      Seeks to provide
total return through growth of capital and current income.
Wachovia Equity Index Fund
 ("Equity Index Fund") Seeks to provide a total return that approximates that of the stock market as measured by the S&P 500 Index. Wachovia Special Values Fund ("Special Values Fund") Seeks to produce growth of principal. Wachovia Emerging Markets Fund ("Emerging Markets Fund") Seeks to produce long-term capital appreciation. Wachovia Personal Equity Fund ("Personal Equity Fund") Seeks growth of principal and income, while minimizing the impact of taxes on shareholder returns.

Wachovia Balanced Fund

 ("Balanced Fund") Seeks to provide long-term growth of principal and current income. Wachovia Blue Chip Value Fund ("Blue Chip Value Fund") Seeks to produce growth of principal and income. Wachovia New Horizons Fund ("New Horizons Fund") Seeks to produce capital appreciation. Wachovia International Equity ("International Equity Fund") Seeks to produce capital appreciation. Wachovia Fixed Income Fund ("Fixed Income Fund") Seeks a high level of total return. Wachovia Intermediate Fixed Income Fund ("Intermediate Fixed Income Fund") Seeks current income consistent with preservation of capital.

Wachovia Short-Term Fixed Income Fund

 ("Short-Term Fixed Income Fund") Seeks to produce a high level of current income.

The Wachovia Municipal Funds

Portfolio

--------------------------------------------------------------------------------
      Investment Objective

--------------------------------------------------------------------------------

Wachovia Georgia Municipal Bond Fund

 ("Georgia Municipal Bond Fund")** Seeks to provide current income which is exempt from federal regular income tax and the income taxes imposed by the State of Georgia. Wachovia North Carolina Municipal Bond Fund ("North Carolina Municipal Bond Fund")** Seeks to provide current income which is exempt from federal regular income tax and the income taxes imposed by the State of North Carolina. Wachovia South Carolina Municipal Bond Fund ("South Carolina Municipal Bond Fund")** Seeks to provide current income which is exempt from federal regular income tax and South Carolina state income taxes.

Wachovia Virginia Municipal Bond Fund

 ("Virginia Municipal Bond Fund")** Seeks to provide a high level of current income that is exempt from federal regular income tax and the income tax imposed by the Commonwealth of Virginia as is consistent with the preservation of capital.

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The Wachovia Funds
The Wachovia Municipal Funds

* In addition, The Wachovia Funds offer the following money market portfolios, each having distinctive investment objectives and policies: Wachovia Money Market Fund, Wachovia Prime Cash Management Fund, Wachovia Tax-Free Money Market Fund, and Wachovia U.S. Treasury Money Market Fund. The financial statements of the money market portfolios are presented separately. ** Non-diversified portfolio.

      The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, unlisted securities and private placement securities are generally valued at the latest bid prices as furnished by an independent pricing service. Listed equity securities and investments in closed-end investment companies are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Securities for which no quotations are readily available are valued as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded after the ex-dividend date based upon when the Fund is reasonably able to obtain information. Non-cash dividends included in dividend income if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the respective Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

The Funds will adopt the provisions of the AICPA Audit and Accounting Guide of Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Funds will begin

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The Wachovia Funds
The Wachovia Municipal Funds

amortizing premiums and discounts on debt securities effective December 1, 2001. Prior to this date, the Funds did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Funds.

RECLASSIFICATION--Income and capital gain distributions are determined in accordance with income tax regulations which differ from generally accepted accounting principles. These differences are primarily attributable to differing book/tax treatments of net operating loss, passive foreign investment companies, and foreign currency transactions. Amounts as of November 30, 2001 have been reclassed to reflect the following:

     Increase (Decrease)
--------------------------------------------------------------------------------

Fund Name

--------------------------------------------------------------------------------
    Paid-in-Capital

--------------------------------------------------------------------------------
        Accumulated Net Realized Gain/(Loss)
--------------------------------------------------------------------------------
      Undistributed (Distributions in Excess of) Net Investment Income

--------------------------------------------------------------------------------

Equity Fund    $ (3,396 )      $--      $ 3,396
Growth & Income Fund      (4 )        39,023        (39,019 )
Equity Index Fund     --          (16,137 )      16,137
Special Values Fund      41,386          (15,535 )      (25,851 )
Emerging Markets Fund      (316,052 )        193,031        123,021
New Horizons Fund      (5,594 )       --        5,594
International Equity Fund      (3,660 )       --        3,660
Fixed Income Fund      134,940         --        (134,940 )
Intermediate Fixed Income Fund      (2 )        453        (451 )
Short-Term Fixed Income Fund     --          27,552        (27,552 )
North Carolina Municipal Bond Fund      895          (6,833 )      5,938
South Carolina Municipal Bond Fund      5,815          (5,815 )     --


FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest, dividends and capital gains in the Funds have been provided for in accordance with understanding of the applicable country's tax rules and rates.

At November 30, 2001, the Funds listed below, for federal tax purposes, had capital loss carryforwards, as noted, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

Fund

--------------------------------------------------------------------------------
   Total Tax
Loss

 Carryforward

--------------------------------------------------------------------------------
   Amount Expiring
In 2002

--------------------------------------------------------------------------------
   Amount Expiring In 2003
--------------------------------------------------------------------------------
   Amount Expiring In 2004
--------------------------------------------------------------------------------
   Amount Expiring In 2005
--------------------------------------------------------------------------------
   Amount Expiring In 2006
--------------------------------------------------------------------------------
    Amount Expiring In 2007
--------------------------------------------------------------------------------
   Amount Expiring In 2008
--------------------------------------------------------------------------------
   Amount Expiring in 2009
--------------------------------------------------------------------------------

Equity Fund   $ 46,147,083   $--   $--   $--   $--   $--    $--   $--
$ 46,147,083
Emerging Markets Fund     37,989,555    --    --    --    --     17,036,882
    --    --     20,952,673
Balanced Fund     25,048,766    --    --    --    --    --     --    --
25,048,766
Blue Chip Value Fund     123,968    --    --    --    --    --     --    --
    123,968
New Horizons Fund     303,383    --    --    --    --    --     --    --
 303,383
International Equity Fund     549,796    --    --    --    --    --     --
  --     549,796
Fixed Income Fund     3,559,819    --    --    --    --    --     --
 3,559,819    --
Short-Term Fixed Income Fund     2,637,618     1,833,583     250,580
  467,184     86,271    --     --    --    --


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

171

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

FUTURES CONTRACTS--The Funds listed below purchase stock index or bond futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Funds listed below are required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Funds receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Funds recognize a realized gain or loss.

For the year ended November 30, 2001, the following Funds had realized losses on futures contracts as follows:

Fund

--------------------------------------------------------------------------------
    Realized Loss on Futures Contracts

--------------------------------------------------------------------------------

Equity Fund    $ (13,206,093 )
Quantitative Equity Fund      (6,950,911 )
Growth & Income Fund      (2,300,574 )
Equity Index Fund      (12,026,369 )
Special Values Fund      (3,101,258 )
Personal Equity Fund      (4,707,665 )
Balanced Fund      (4,604,911 )
Fixed Income Fund      (1,677,725 )
Intermediate Fixed Income Fund      (288,001 )


Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

172

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

At November 30, 2001, the Funds had outstanding futures contracts as set forth below:

Equity Fund
Expiration Date

--------------------------------------------------------------------------------
      Contract to
 Deliver/Receive

--------------------------------------------------------------------------------
      Position

--------------------------------------------------------------------------------
      Unrealized
 Appreciation

--------------------------------------------------------------------------------

December 2001      72 S&P Index Futures      Long      $279,961

Quantitative Equity
 Fund

Expiration Date

--------------------------------------------------------------------------------
      Contract to
 Deliver/Receive

--------------------------------------------------------------------------------
      Position

--------------------------------------------------------------------------------
      Unrealized
 Appreciation

--------------------------------------------------------------------------------

December 2001      65 S&P 500 Index Futures      Long      $312,481

Growth & Income Fund
Expiration Date

--------------------------------------------------------------------------------
      Contract to
 Deliver/Receive

--------------------------------------------------------------------------------
      Position

--------------------------------------------------------------------------------
      Unrealized
 Appreciation

--------------------------------------------------------------------------------

December 2001      41 S&P 500 Index Futures      Long      $824,934

Equity Index Fund
Expiration Date

--------------------------------------------------------------------------------
      Contract to
 Deliver/Receive

--------------------------------------------------------------------------------
      Position

--------------------------------------------------------------------------------
      Unrealized
 Appreciation

--------------------------------------------------------------------------------

December 2001      34 S&P 500 Index Futures       Long      $416,628

Special Values Fund
Expiration Date

--------------------------------------------------------------------------------
      Contract to
 Deliver/Receive

--------------------------------------------------------------------------------
      Position

--------------------------------------------------------------------------------
      Unrealized
 Appreciation

--------------------------------------------------------------------------------

December 2001      115 Russell 2000 Index Futures      Long      $52,454

Personal Equity Fund
Expiration Date

--------------------------------------------------------------------------------
      Contract to
 Deliver/Receive

--------------------------------------------------------------------------------
      Position

--------------------------------------------------------------------------------
      Unrealized
 Appreciation

--------------------------------------------------------------------------------

December 2001      36 S&P 500 Index Futures      Long      $254,249

Balanced Fund
Expiration Date

--------------------------------------------------------------------------------
      Contract to
 Deliver/Receive

--------------------------------------------------------------------------------
      Position

--------------------------------------------------------------------------------
      Unrealized
 Appreciation/(Depreciation)
--------------------------------------------------------------------------------

December 2001      67 S&P 500 Index Futures      Long      $757,065
March 2002      310 2-Year U.S. Treasury Notes Futures      Short    (263,444 )
March 2002      26 10-Year U.S. Treasury Notes Futures      Short    (28,994 )

--------------------------------------------------------------------------------

                     $464,627

Fixed Income Fund
Expiration Date

--------------------------------------------------------------------------------
      Contract to
 Deliver/Receive

--------------------------------------------------------------------------------
      Position

--------------------------------------------------------------------------------
      Unrealized
 Appreciation/
 (Depreciation)
--------------------------------------------------------------------------------

March 2002      140 10-Year U.S. Treasury Agency Futures      Long     $203,134
March 2002      23 U.S. Treasury Bond Futures      Long      16,751
March 2002      50 2-Year U.S. Treasury Notes Futures      Long      41,103
March 2002      225 10-Year U.S. Treasury Notes Futures      Short   (284,373 )
March 2002      366 5-Year U.S. Treasury Notes Futures      Short    (302,456 )

--------------------------------------------------------------------------------

                     $(325,841 )

Intermediate
 Fixed Income Fund

Expiration Date

--------------------------------------------------------------------------------
      Contract to
 Deliver/Receive

--------------------------------------------------------------------------------
      Position

--------------------------------------------------------------------------------
      Unrealized
 Appreciation

--------------------------------------------------------------------------------

March 2002      84 10-Year U.S. Treasury Notes Futures      Long      $105,146


173

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

FOREIGN EXCHANGE CONTRACTS--Emerging Markets Fund and International Equity Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Emerging Markets Fund and International Equity Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the securities against currency fluctuations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency translations are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At November 30, 2001, Emerging Markets Fund and International Equity Fund had no outstanding foreign currency commitments.

FOREIGN CURRENCY TRANSLATION--The accounting records of Emerging Markets Fund and International Equity Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Funds' pricing committee.

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER--Investment transactions are accounted for on a trade date basis.

174

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

3. Shares of Beneficial Interest

The Declaration of Trust of both The Wachovia Funds and The Wachovia Municipal Funds permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in capital stock were as follows:

     Equity Fund

--------------------------------------------------------------------------------
      Quantitative Equity Fund

--------------------------------------------------------------------------------

     Year Ended
 November 30, 2001      Year Ended

November 30, 2000      Year Ended
 November 30, 2001      Year Ended

 November 30, 2000
Class A Shares    Shares      Dollars      Shares      Dollars      Shares
     Dollars      Shares      Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold    2,404,910      $ 34,384,535      1,993,546      $ 37,097,282
     1,073,066      $ 18,865,379      856,565      $
19,147,827

Shares issued to shareholders in payment of distributions declared    211,214
        3,465,728      211,269        3,736,597
263,850        5,223,606      7,976        178,533
Shares redeemed    (2,973,838 )      (42,313,648 )    (2,334,305 )
   (43,427,638 )    (2,196,602 )      (38,358,376 )
(1,139,295 )      (25,693,524 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class A Shares transactions    (357,714 )
  $ (4,463,385 )    (129,490 )    $ (2,593,759 )    (859,686
)    $ (14,269,391 )    (274,754 )    $ (6,367,164 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     Year Ended November 30, 2001      Year Ended November 30, 2000
   Year Ended November 30, 2001      Year Ended November 30,
2000

Class B Shares    Shares      Dollars      Shares      Dollars      Shares
      Dollars      Shares      Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold    83,109      $ 1,229,776      177,246      $ 3,309,361    46,303
      $ 839,227      85,489      $ 1,888,692
Shares issued to shareholders in payment of distributions declared    18,936
      310,354      14,957        262,347
73,882        1,453,247     --       --
Shares redeemed    (105,640 )      (1,454,461 )    (53,423 )      (1,003,667 )
    (194,905 )      (3,333,502 )    (133,477 )
(2,955,538 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class B Shares transactions    (3,595 )    $ 85,669
    138,780      $ 2,568,041      (74,720 )    $
(1,041,028 )    (47,988 )    $ (1,066,846 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     Period Ended

 November 30, 2001(1)                    Period Ended
 November 30, 2001(1)

Class C Shares    Shares      Dollars                    Shares      Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold    39,272      $ 634,679                    4,785      $ 93,658
Shares redeemed    (3,059 )      (41,943 )                (4,778 )   (88,153 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class C Shares transactions    36,213      $ 592,736
                   7      $ 5,505

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     Year Ended November 30, 2001      Year Ended November 30, 2000
Year Ended November 30, 2001      Year Ended November 30,
2000

Class Y Shares    Shares      Dollars      Shares      Dollars      Shares
      Dollars      Shares      Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold    3,537,322      $ 51,099,668      5,082,835      $ 95,612,523
   701,978      $ 12,141,249      897,925      $
19,938,530

Shares issued to shareholders in payment of distributions declared    356,421
       5,819,488      281,261        4,992,456
1,641,134        32,599,321      36,259        809,234
Shares redeemed    (4,115,637 )      (56,694,935 )    (2,099,812 )
 (39,173,577 )    (3,471,458 )      (61,767,054 )
(3,096,902 )      (68,912,393 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class Y Shares transactions    (221,894 )
$ 224,221      3,264,284      $ 61,431,402      (1,128,346
)    $ (17,026,484 )    (2,162,718 )    $ (48,164,629 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from fund share transactions    (546,990 )
$ (3,560,759 )    3,273,574      $ 61,405,684      (2,062,745 )
$ (32,331,398 )    (2,485,460 )    $ (55,598,639 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



175

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

    Growth & Income Fund

--------------------------------------------------------------------------------


    Year Ended November 30, 2001     Year Ended November 30, 2000
Class A Shares   Shares     Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   686,072     $ 10,712,959     382,971     $ 8,645,755
Shares issued to shareholders in
 payment of distributions declared   313,706       5,706,315     735,810
     15,815,988
Shares redeemed   (1,325,749 )     (20,372,057 )   (780,446 )     (17,283,177 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class A Shares transactions   (325,971 )
$ (3,952,783 )   338,335     $ 7,178,566

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Period Ended
 November 30, 2001(1)

Class B Shares   Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   9,540     $ 165,913
Shares issued to shareholders in
 payment of distributions declared   1       14
Shares redeemed   (488 )     (7,379 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class B Shares transactions   9,053     $ 158,548

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Period Ended
 November 30, 2001(1)

Class C Shares   Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   278     $ 5,200
Shares issued to shareholders in
 payment of distributions declared   1       14
Shares redeemed   (35 )     (574 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class C Shares transactions   244     $ 4,640

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Year Ended November 30, 2001     Year Ended November 30, 2000
Class Y Shares   Shares     Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   753,710     $ 12,277,121     576,564     $ 12,454,022
Shares issued to shareholders in
 payment of distributions declared   301,514       5,493,581     707,654
      15,220,187
Shares redeemed   (1,026,116 )     (15,749,276 )   (1,400,361 )   (31,313,375)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class Y Shares transactions   29,108     $ 2,021,426
     (116,143 )   $ (3,639,166 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from fund
 share transactions   (287,566 )   $ (1,768,169 )   222,192     $ 3,539,400

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



176

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

    Equity Index Fund

--------------------------------------------------------------------------------
     Special Values Fund

--------------------------------------------------------------------------------

    Year Ended November 30, 2001     Year Ended November 30, 2000
Year Ended November 30, 2001     Year Ended November 30, 2000
Class A Shares   Shares     Dollars     Shares     Dollars     Shares
   Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   1,156,476     $ 25,581,572     1,473,295     $ 38,874,951
   1,297,425     $ 24,912,287     840,946     $ 13,531,377
Shares issued to shareholders in payment of distributions declared   53,871
       1,222,716     198,766       5,257,774
79,778       1,342,683     208,714       3,225,879
Shares redeemed   (2,660,428 )     (58,360,000 )   (2,062,200 )
  (54,555,066 )   (1,388,006 )     (26,205,847 )   (1,346,467 )
(21,680,589 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class A Shares transactions   (1,450,081 )
  $ (31,555,712 )   (390,139 )   $ (10,422,341 )   (10,803 )   $
49,123     (296,807 )   $ (4,923,333 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Period Ended November 30, 2001(1)

Year Ended November 30, 2001     Year Ended November 30, 2000
Class B Shares   Shares     Dollars
Shares     Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   64,105     $ 1,384,795                 34,364     $ 654,980
    6,535     $ 105,403
Shares issued to shareholders in payment of distributions declared   69
    1,524                 386       6,491     1,093
16,863

Shares redeemed   (2,147 )     (46,798 )               (3,432 )     (62,899 )
  (3,501 )     (57,414 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class B Shares transactions   62,027     $ 1,339,521
                 31,318     $ 598,572     4,127     $
64,852

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Period Ended November 30, 2001(1)                 Period Ended
 November 30, 2001(1)

Class C Shares   Shares     Dollars                 Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   137,554     $ 2,971,186                 19,238     $ 362,421
Shares issued to shareholders in payment of distributions declared   146
   3,156                --      --
Shares redeemed   (12,170 )     (290,870 )               (1,048 )     (20,531 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class C Shares transactions   125,530     $ 2,683,472
                 18,190     $ 341,890

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Year Ended November 30, 2001     Year Ended November 30, 2000
  Year Ended November 30, 2001     Year Ended November 30, 2000
Class Y Shares   Shares     Dollars     Shares     Dollars     Shares
   Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   3,491,191     $ 78,037,569     3,768,638     $ 100,687,672
   3,950,171     $ 74,750,277     1,855,633     $
29,977,352

Shares issued to shareholders in payment of distributions declared   137,406
       3,113,907     408,616       10,820,458
102,925       1,732,234     254,663       3,926,907
Shares redeemed   (4,994,565 )     (113,716,663 )   (4,491,341 )
 (119,043,621 )   (2,021,923 )     (37,894,372 )   (1,209,477
)     (19,478,258 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class Y Shares transactions   (1,365,968 )
  $ (32,565,187 )   (314,087 )   $ (7,535,491 )   2,031,173
$ 38,588,139     900,819     $ 14,426,001

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from fund share transactions   (2,628,492 )
$ (60,097,906 )   (704,226 )   $ (17,957,832 )   2,069,878     $
39,577,724     608,139     $ 9,567,520

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



177

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

    Emerging Markets Fund

--------------------------------------------------------------------------------
     Personal Equity Fund

--------------------------------------------------------------------------------


    Year Ended November 30, 2001     Year Ended November 30, 2000
  Year Ended November 30, 2001     Year Ended November 30, 2000
Class A Shares   Shares     Dollars     Shares     Dollars     Shares
   Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   8,348,016     $ 79,238,190     4,505,140     $ 54,523,248
    278,678     $ 2,360,482     96,190     $ 1,095,160
Shares issued to shareholders in payment of distributions declared   5,460
      48,365     10,869       146,947     67       653
230       2,507
Shares redeemed   (8,453,344 )     (81,274,476 )   (4,283,942 )
 (51,641,695 )   (275,406 )     (2,184,209 )   (15,568 )
(174,449 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class A Shares transactions   (99,868 )
 $ (1,987,921 )   232,067     $ 3,028,500     3,339     $
176,926     80,852     $ 923,218

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Period Ended

 November 30, 2001(1)                 Period Ended November 30, 2001(1)
Class B Shares   Shares     Dollars                 Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   850     $ 9,047                 4,505     $ 40,250
Shares issued to shareholders in payment of distributions declared  --
    --                -- *     2
Shares redeemed   (747 )     (7,568 )               (9 )     (75 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class B Shares transactions   103     $ 1,479
              4,496     $ 40,177

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Period Ended

 November 30, 2001(1)                 Period Ended
 November 30, 2001(1)

Class C Shares   Shares     Dollars                 Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   1,837     $ 17,752                 24     $ 250
Shares issued to shareholders in payment of distributions declared   4
      35                -- *     2
Shares redeemed   (312 )     (2,755 )               (9 )     (76 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class C Shares transactions   1,529     $ 15,032
               15     $ 176

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Year Ended November 30, 2001     Year Ended November 30, 2000
 Year Ended November 30, 2001     Year Ended November 30, 2000
Class Y Shares   Shares     Dollars     Shares     Dollars     Shares
   Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   3,500,483     $ 33,522,007     3,281,523     $ 41,947,557
     2,587,857     $ 21,686,802     1,551,676     $
17,236,442

Shares issued to shareholders in payment of distributions declared   32,995
       309,878     49,858       673,583     330,688
3,216,958     734,660       7,993,148
Shares redeemed   (4,494,228 )     (42,658,875 )   (2,416,380 )
(30,558,925 )   (4,268,878 )     (35,677,745 )   (4,341,972 )
(48,203,710 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class Y Shares transactions   (960,750 )
  $ (8,826,990 )   915,001     $ 12,062,215     (1,350,333 )   $
(10,773,985 )   (2,055,636 )   $ (22,974,120 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from fund share transactions   (1,058,986 )
   $ (10,798,400 )   1,147,068     $ 15,090,715     (1,342,483 )   $
(10,556,706 )   (1,974,784 )   $ (22,050,902 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



178

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

    Balanced Fund

--------------------------------------------------------------------------------
     Blue Chip Value Fund

--------------------------------------------------------------------------------
     New Horizons Fund

--------------------------------------------------------------------------------

    Year Ended November 30, 2001     Year Ended November 30, 2000
  Period Ended November 30, 2001(2)     Period Ended November 30,
2001(3)

Class A Shares   Shares     Dollars     Shares     Dollars     Shares
   Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   4,050,028     $ 48,489,865     2,737,424     $ 39,117,314
 46,320     $ 431,817     27,277     $ 219,442
Shares issued to shareholders in payment of distributions declared   1,352,185
      17,072,787     432,129       6,093,051
5       48    --      --
Shares redeemed   (6,643,603 )     (79,049,859 )   (3,667,269 )
(52,371,569 )   (2,076 )     (18,097 )   (3,967 )     (25,748 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class A Shares transactions   (1,241,390 )
 $ (13,487,207 )   (497,716 )   $ (7,161,204 )   44,249     $
413,768     23,310     $ 193,694

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Year Ended November 30, 2001     Year Ended November 30, 2000
  Period Ended November 30, 2001(2)     Period Ended November 30,
2001(2)

Class B Shares       Shares           Dollars         Shares
   Dollars     Shares     Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   362,717     $ 4,407,636     310,189     $ 4,452,352     17,459
     $ 166,510     16,179     $ 120,570
Shares issued to shareholders in payment of distributions declared   144,625
      1,829,522     33,190       466,056    --
--     --       --
Shares redeemed   (311,947 )     (3,621,332 )   (182,282 )     (2,601,206 )
  (552 )     (4,664 )   (1,625 )     (9,644 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class B Shares transactions   195,395     $ 2,615,826
     161,097     $ 2,317,202     16,907     $
161,846     14,554     $ 110,926

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Period Ended November 30, 2001(1)
 Period Ended November 30, 2001(2)     Period Ended November 30, 2001(2)
Class C Shares         Shares             Dollars
    Shares     Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   43,219     $ 524,105                 7,680     $ 77,845
 22,854     $ 179,019
Shares issued to shareholders in payment of distributions declared   336
   4,005                --      --    --      --
Shares redeemed   (6,300 )     (72,655 )               (5,934 )     (54,646 )
 (6,469 )     (44,145 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class C Shares transactions   37,255     $ 455,455
               1,746     $ 23,199     16,385     $
134,874

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Year Ended November 30, 2001     Year Ended November 30, 2000
 Period Ended November 30, 2001(2)     Period Ended November 30,
2001(2)

Class Y Shares   Shares     Dollars     Shares         Dollars     Shares
    Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   2,014,492     $ 23,604,262     4,928,569     $ 71,643,007
 159,469     $ 1,543,188     164,374     $ 1,469,883
Shares issued to shareholders in payment of distributions declared   2,070,268
       26,345,826     454,649       6,359,202
215       2,001    --      --
Shares redeemed   (6,272,997 )     (74,794,471 )   (7,870,800 )
   (114,286,510 )   (540 )     (4,695 )   (7,548 )     (47,481 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class Y Shares transactions   (2,188,237 )
  $ (24,844,383 )   (2,487,582 )   $ (36,284,301 )   159,144
$ 1,540,494     156,826     $ 1,422,402

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from fund share transactions   (3,196,977 )
$ (35,260,309 )   (2,824,201 )   $ (41,128,303 )   222,046     $
2,139,307     211,075     $ 1,861,896

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    International Equity Fund

--------------------------------------------------------------------------------

    Period Ended November 30, 2001(4)
Class A Shares   Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   1,137,315     $ 10,163,770
Shares redeemed   (508,979 )     (4,334,312 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class A Shares transactions   628,336     $ 5,829,458

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



179

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

    International Equity Fund (continued)
--------------------------------------------------------------------------------


    Period Ended November 30, 2001(4)
Class B Shares   Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   150     $ 1,370

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class B Shares transactions   150     $ 1,370

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Period Ended November 30, 2001(4)
Class C Shares   Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   11,013     $ 109,150
Shares redeemed   (484 )     (4,177 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class C Shares transactions   10,529     $ 104,973

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Period Ended November 30, 2001(4)
Class Y Shares   Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   622,036     $ 5,900,889
Shares redeemed   (73,423 )     (602,557 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class Y Shares transactions   548,613     $ 5,298,332

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from fund share transactions   1,187,628     $ 11,234,133

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Fixed Income Fund

--------------------------------------------------------------------------------

    Year Ended November 30, 2001     Year Ended November 30, 2000
Class A Shares   Shares     Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   6,311,942     $ 63,281,074     2,613,593     $ 24,782,090
Shares issued to shareholders in payment of distributions declared   302,238
      3,020,154     399,400       3,775,581
Shares redeemed   (7,957,138 )     (79,677,185 )   (3,718,381 )  (35,269,541 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class A Shares transactions   (1,342,958 )
 $ (13,375,957 )   (705,388 )   $ (6,711,870 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



180

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

    Fixed Income Fund (continued)
--------------------------------------------------------------------------------


    Year Ended November 30, 2001     Year Ended November 30, 2000
Class B Shares         Shares             Dollars           Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   74,406     $ 747,742     13,963     $ 130,389
Shares issued to shareholders in payment of distributions declared   2,408
     24,126     2,797
26,441

Shares redeemed   (23,096 )     (230,059 )   (23,443 )     (221,864 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class B Shares transactions   53,718     $ 541,809
  (6,683 )   $ (65,034 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Period Ended November 30, 2001(1)
Class C Shares           Shares               Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   8,458     $ 84,408
Shares issued to shareholders in payment of distributions declared   234
   2,356
Shares redeemed   (1,033 )     (10,648 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class C Shares transactions   7,659     $ 76,116

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Year Ended November 30, 2001     Year Ended November 30, 2000
Class Y Shares   Shares     Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   11,516,174     $ 115,093,642     10,609,642     $ 100,491,394
Shares issued to shareholders in payment of distributions declared   724,007
     7,248,037     677,660
6,403,844

Shares redeemed   (9,609,051 )     (96,149,348 )   (9,459,678 )  (89,578,304 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class Y Shares transactions   2,631,130
  $ 26,192,331     1,827,624     $
17,316,934

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from fund share transactions   1,349,549     $ 13,434,299
     1,115,553     $
10,540,030

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Intermediate Fixed Income Fund

--------------------------------------------------------------------------------
     Short-Term Fixed Income Fund

--------------------------------------------------------------------------------

    Year Ended November 30, 2001     Year Ended November 30, 2000
     Year Ended November 30, 2001     Year Ended November 30, 2000
Class A Shares   Shares     Dollars     Shares     Dollars     Shares
Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   3,535,016     $ 35,264,992     2,476,518     $ 23,544,278
  325,648     $ 3,261,826     126,171     $ 1,205,732
Shares issued to shareholders in payment of distributions declared   12,905
      128,610     14,452       136,793     41,408
412,481     52,267       498,406
Shares redeemed   (3,563,103 )     (35,531,524 )   (2,474,769 )
   (23,519,804 )   (460,669 )     (4,605,632 )   (338,270 )
(3,224,828 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class A Shares transactions   (15,182 )   $ (137,922)
   16,201     $ 161,267     (93,613 )   $ (931,325
)   (159,832 )   $ (1,520,690 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



181

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

    Intermediate Fixed Income Fund (continued)
--------------------------------------------------------------------------------
     Short-Term Fixed Income Fund (continued)
--------------------------------------------------------------------------------

    Period Ended November 30, 2001(1)        Period Ended November 30, 2001(1)
Class B Shares   Shares     Dollars                 Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   25     $ 250                 21,783     $ 218,152
Shares issued to shareholders in payment of distributions declared   1       8
                 269       2,699
Shares redeemed   (10 )     (104 )               (4,912 )     (48,871 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class B Shares transactions   16     $ 154
            17,140     $ 171,980

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Period Ended November 30, 2001(1)         Period Ended November 30, 2001(1)
Class C Shares   Shares     Dollars                 Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   2,011     $ 19,951                 609     $ 6,192
Shares issued to shareholders in payment of distributions declared   58
    580                 3       33
Shares redeemed   (10 )     (104 )               (10 )     (104 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class C Shares transactions   2,059     $ 20,427
                 602     $ 6,121

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Year Ended November 30, 2001     Year Ended November 30, 2000
Year Ended November 30, 2001     Year Ended November 30, 2000
Class Y Shares   Shares     Dollars     Shares     Dollars     Shares
   Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   2,308,634     $ 23,046,412     1,534,529     $ 14,509,055
612,332     $ 6,082,815     972,512     $ 9,332,664
Shares issued to shareholders in payment of distributions declared   53,305
     531,694     30,859       291,855     123,901
1,234,158     148,156       1,412,455
Shares redeemed   (2,315,301 )     (23,159,252 )   (2,758,101 )
 (26,130,753 )   (911,704 )     (9,086,599 )   (1,116,513 )
(10,662,749 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class Y Shares transactions   46,638     $ 418,854
     (1,192,713 )   $ (11,329,843 )   (175,471 )   $
(1,769,626 )   4,155     $ 82,370

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from fund share transactions   33,531     $ 301,513
  (1,176,512 )   $ (11,168,576 )   (251,342 )   $
(2,522,850 )   (155,677 )   $ (1,438,320 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Georgia Municipal Bond Fund

--------------------------------------------------------------------------------
     North Carolina Municipal Bond Fund

--------------------------------------------------------------------------------

    Year Ended November 30, 2001     Year Ended November 30, 2000
  Year Ended November 30, 2001     Year Ended November 30, 2000
Class A Shares   Shares     Dollars     Shares     Dollars     Shares
    Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   45,488     $ 507,639     50,385     $ 535,517     82,968
    $ 930,319     59,986     $ 642,681
Shares issued to shareholders in payment of distributions declared   13,683
      152,824     15,306       162,546     18,097
204,575     23,165       248,122
Shares redeemed   (68,816 )     (771,184 )   (142,941 )     (1,504,370 )
  (202,811 )     (2,289,661 )   (203,819 )     (2,180,532 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class A Shares transactions   (9,645 )   $ (110,721 )
   (77,250 )   $ (806,307 )   (101,746 )   $
(1,154,767 )   (120,668 )   $ (1,289,729 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



182

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

    Georgia Municipal Bond Fund (continued)
--------------------------------------------------------------------------------
     North Carolina Municipal Bond Fund (continued)
--------------------------------------------------------------------------------

    Year Ended November 30, 2001     Year Ended November 30, 2000
  Year Ended November 30, 2001     Year Ended November 30, 2000
Class Y Shares   Shares     Dollars     Shares     Dollars     Shares
    Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   2,702,274     $ 30,320,130     1,431,291     $ 15,152,702
  3,037,731     $ 34,268,787     4,268,912     $
45,741,351

Shares issued to shareholders in payment of distributions declared   11,964
     133,804     9,621       102,315     16,890
191,048     41,982       446,347
Shares redeemed   (1,321,765 )     (14,811,726 )   (1,830,353 )
 (19,282,110 )   (3,791,575 )     (42,817,037 )   (6,670,510 )
(71,420,019 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Y Shares transactions   1,392,473     $ 15,642,208
     (389,441 )   $ (4,027,093 )   (736,954 )   $
(8,357,202 )   (2,359,616 )   $ (25,232,321 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from fund share transactions   1,382,828     $ 15,531,487
     (466,691 )   $ (4,833,400 )   (838,700 )   $
(9,511,969 )   (2,480,284 )   $ (26,522,050 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    South Carolina Municipal Bond Fund

--------------------------------------------------------------------------------

    Year Ended

 November 30, 2001     Year Ended November 30, 2000
Class A Shares   Shares     Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   445,888     $ 4,958,851     188,496     $ 1,988,169
Shares issued to shareholders in payment of distributions declared   134,990
      1,505,236     154,248
1,634,158

Shares redeemed   (516,003 )     (5,754,372 )   (1,138,112 )     (12,016,731 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class A Shares transactions   64,875     $ 709,715
     (795,368 )   $ (8,394,404 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Year Ended November 30, 2001     Year Ended November 30, 2000
Class Y Shares   Shares     Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   1,517,093     $ 16,906,129     2,260,864     $ 23,907,456
Shares issued to shareholders in payment of distributions declared   11,972
      133,502     20,731
218,838

Shares redeemed   (2,027,810 )     (22,573,002 )   (3,681,581 )
    (38,929,328 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class Y Shares transactions   (498,745 )
  $ (5,533,371 )   (1,399,986 )   $ (14,803,034
)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from fund share transactions   (433,870 )   $ (4,823,656 )
   (2,195,354 )   $ (23,197,438
)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



183

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

    Virginia Municipal Bond Fund

--------------------------------------------------------------------------------

    Year Ended November 30, 2001     Year Ended
 November 30, 2000

Class A Shares   Shares     Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   61,143     $ 636,348     794     $ 7,829
Shares issued to shareholders in payment of distributions declared   21,086
      219,225     24,695       243,402
Shares redeemed   (38,544 )     (401,647 )   (161,584 )     (1,593,127 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class A Shares transactions   43,685     $ 453,926
   (136,095 )   $ (1,341,896 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Year Ended November 30, 2001     Year Ended
 November 30, 2000

Class Y Shares   Shares     Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   927,482     $ 9,644,693     1,202,325     $ 11,820,004
Shares issued to shareholders in payment of distributions declared   16,045
    166,801     16,769       165,166
Shares redeemed   (1,656,487 )     (17,305,326 )   (1,975,369 )
    (19,427,091 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class Y Shares transactions   (712,960 )
  $ (7,493,832 )   (756,275 )   $ (7,441,921 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from fund share transactions   (669,275 )   $ (7,039,906 )
   (892,370 )   $ (8,783,,817 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(1) Reflects operations for the period from December 12, 2000 (date of initial public investment) to November 30, 2001. (2) Reflects operations for the period from December 26, 2000 (date of initial public investment) to November 30, 2001.
(3) Reflects operations for the period from December 22, 2000 (date of initial public investment) to November 30, 2001. (4) Reflects operations for the period from March 2, 2001 (date of initial public investment) to November 30, 2001. * Rounds to less than 1 Share.

4. Investment Adviser Fee and Other Transactions with Affiliates

INVESTMENT ADVISER FEE--Wachovia Fund Advisers (formerly Wachovia Asset Management), a subsidiary of Wachovia Bank N.A. and the Funds' investment adviser (the "Adviser"), receives for its services an annual investment adviser fee based on a percentage of each Fund's average daily net assets as listed below:

Fund

--------------------------------------------------------------------------------
    Annual
 Rate

--------------------------------------------------------------------------------

Equity Fund 0.70% Quantitative Equity Fund 0.70% Growth & Income Fund 0.70% Equity Index Fund 0.30% Special Values Fund 0.80% Emerging Markets Fund 1.00% Personal Equity Fund 0.70% Balanced Fund 0.70% Blue Chip Value Fund 0.70% New Horizons Fund 0.70% International Equity Fund 1.00% Fixed Income Fund 0.60% Intermediate Fixed Income Fund 0.60% Short-Term Fixed Income Fund 0.55% Georgia Municipal Bond Fund 0.75% North Carolina Municipal Bond Fund 0.75% South Carolina Municipal Bond Fund 0.75% Virginia Municipal Bond Fund 0.74%

As a result of contractual obligations, the Adviser may be required to waive any portion of its fee.

184

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

SUB ADVISER FEE--The Adviser has entered into a sub-adviser agreement with Twin Capital Management, Inc. (the "Sub-Adviser"). The Sub-Adviser furnishes certain adviser services to the Adviser for the Quantitative Equity Fund, including investment research, quantitative analysis, statistical and other factual information, and recommendations based on the Sub-Adviser's analysis, and assists the Adviser in identifying securities for potential purchase and/or sale. The Sub-Adviser is entitled to receive an annual fee of $55,000 payable by the Adviser. The Sub-Adviser may elect to waive some or all of its fee.

Wachovia International Equity Fund is sub-advised by Simms Capital Management, Inc., ("Simms") Greenwich, Connecticut. Simms is a registered investment adviser and offers investment advisory services to open-end investment funds and other managed pooled investment vehicles. Simms supervises and assists in the overall management of the Fund's affairs, subject to oversight by Wachovia Fund Advisers, the Fund's Adviser, and the Fund's Board of Trustees. Simms is paid by the investment adviser and not by the Fund.

ADMINISTRATIVE FEE, AND TRANSFER AND DIVIDEND DISBURSING AGENT AND PORTFOLIO ACCOUNTING FEES--Federated Services Company ("FServ") provides the Funds with certain administrative personnel and portfolio accounting services. FServ, through its subsidiary Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Funds. The fee paid to FServ is based on the level of average aggregate net assets of the Trusts (excluding Wachovia Prime Cash Management Fund) for the period.

DISTRIBUTION SERVICES FEE--The Wachovia Funds (excluding Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund and Virginia Municipal Bond Fund) have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. ("FSC"), the principal distributor, from their respective net assets to finance certain activities intended to result in the sale of Class B Shares and Class C Shares. The Plan provides that each Fund may incur distribution expenses up to 0.75% of the average daily net assets of each Fund's Class B Shares and Class C Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Funds. FSC can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Administrative Services, ("FAS"), the Fund will pay FAS up to 0.25% of average daily net assets of each Fund's Class A Shares, Class B Shares and Class C Shares for the period. The fee paid to FAS is used to finance certain services for shareholders and to maintain shareholder accounts. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

CUSTODIAN FEES--Wachovia Bank, N.A. is the Funds' custodian. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL--Certain of the Officers of the Trusts are Officers and Directors or Trustees of the above companies.

185

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

5. Investment Transactions

Purchases  and  sales  of  investments,   excluding  short-term  securities  and
long-term U.S. government securities (and in-kind contributions), for the year ended November 30, 2001, were as follows:

Fund

--------------------------------------------------------------------------------
    Purchases

--------------------------------------------------------------------------------
    Sales

--------------------------------------------------------------------------------

Equity Fund    $ 106,396,178    $ 104,863,902
Quantitative Equity Fund      124,737,631      212,102,314
Growth & Income Fund      103,500,405      136,336,852
Equity Index Fund      17,599,618      67,317,773
Special Values Fund      89,043,216      91,938,620
Emerging Markets Fund      107,397,827      98,223,792
Personal Equity Fund      153,293,862      166,088,093
Balanced Fund      454,118,573      505,346,862
Blue Chip Value Fund      3,063,851      979,025
New Horizons Fund      2,799,639      950,156
International Equity Fund      13,999,888      2,984,059
Fixed Income Fund      209,130,388      198,241,187
Intermediate Fixed Income Fund      64,218,723      67,827,807
Short-Term Fixed Income Fund      19,598,130      15,775,359
Georgia Municipal Bond Fund      88,593,659      75,453,677
North Carolina Municipal Bond Fund      215,470,175      223,415,164
South Carolina Municipal Bond Fund      116,172,267      117,447,701
Virginia Municipal Bond Fund      69,844,655      77,636,427


Purchases and sales of long-term U.S. government securities for the year ended
 November 30, 2001, were as follows:

Fund

--------------------------------------------------------------------------------
    Purchases

--------------------------------------------------------------------------------
    Sales

--------------------------------------------------------------------------------

Personal Equity Fund    $--    $ 7,817,592
Balanced      14,627,239      32,656,446
Fixed Income Fund      477,765,004      452,263,061
Intermediate Fixed Income Fund      61,670,527      62,053,592
Short-Term Fixed Income Fund      6,050,313      14,084,326


6. Concentration of Credit Risk

Funds whose investments are concentrated in a specific industry, sector or geographic area may be subject to a higher degree of market risk than funds whose investments are diversified. Emerging Markets Fund and International Equity Fund invest in securities of non-U.S. issuers. Although the Funds maintain diversified investment portfolios, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

186

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

At November 30, 2001, the diversification of the industries for the Funds were as follows:

Emerging Markets Fund

Industry

--------------------------------------------------------------------------------
    % of Net
 Assets

--------------------------------------------------------------------------------

Financial Services    15.7%
Communication Services    19.5%
Consumer Staples    7.7%
Multi-Industry    5.7%
Basic Materials    9.4%
Technology    13.0%
Closed End Funds    1.7%
Energy    6.3%
Utilities    5.7%
Consumer Cyclicals    7.5%
Capital Goods    10.3%
Transportation    2.4%


International Equity Fund

Industry

--------------------------------------------------------------------------------
    % of Net Assets

--------------------------------------------------------------------------------

Communication Services    13.1%
Consumer Cyclicals    8.5%
Financial Services    12.7%
Health Care    27.9%
Technology    18.7%
Telecommunications    6.3%
Transportation    4.7%
Utilities    3.0%


Since the Wachovia Municipal Funds invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at November 30, 2001 the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies, as indicated below. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency is also indicated below.

Fund

--------------------------------------------------------------------------------
      % of Portfolio Guaranteed/Insured

--------------------------------------------------------------------------------
      % of Portfolio Backed by Largest
 Guarantor/Insurer

--------------------------------------------------------------------------------

Georgia Municipal Bond Fund      24.98%      9.09%
North Carolina Municipal Bond Fund      13.39%      5.38%
South Carolina Municipal Bond Fund      60.44%      23.60%
Virginia Municipal Bond Fund      13.22%      6.53%


7. Federal Income Tax Information (Unaudited)

The Funds hereby designate the following distributions as capital gain dividends for the year ended November 30, 2001.

Equity Fund    $ 9,853,416
Quantitative Equity Fund      41,436,787
Growth & Income Fund      20,018,828
Equity Index Fund      16,138
Special Values Fund      1,472,848
Personal Equity Fund      3,355,905
Balanced Fund      30,574,083


187

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

8. Subsequent Event

Wachovia Corporation, the ultimate corporate parent of the investment adviser for the Wachovia Fund Family (Wachovia Funds), completed a merger with First Union Corporation on September 1, 2001. As a result, the new organization (Wachovia) has taken steps to consolidate the mutual fund investment advisory activities of both bank holding companies. Toward that end, on December 6, 2001, the Board of Trustees of the Wachovia Funds determined that it was in the best interest of the Wachovia Funds' shareholders to reorganize each of the Funds (except Wachovia Money Market Fund, Wachovia Tax-Free Money Market Fund and Wachovia U.S. Treasury Money Market Fund) into portfolios of the Evergreen Funds as follows:

WACHOVIA FUND

--------------------------------------------------------------------------------
   EVERGREEN FUND

--------------------------------------------------------------------------------

Wachovia Balanced Fund   Evergreen Balanced Fund
Wachovia Blue Chip Value Fund   Evergreen Value Fund
Wachovia Equity Fund   Evergreen Core Equity Fund
Wachovia Equity Index Fund   Evergreen Equity Index Fund

Wachovia Emerging Markets Fund Evergreen Emerging Markets Growth Fund Wachovia Fixed Income Fund Evergreen Core Bond Fund Wachovia Growth & Income Fund Evergreen Core Equity Fund Wachovia International Equity Fund Evergreen International Growth Fund Wachovia Intermediate Fixed Income Fund Evergreen Fixed Income Fund Wachovia New Horizons Fund Evergreen Omega Fund Wachovia Personal Equity Fund Evergreen Core Equity Fund Wachovia Prime Cash Management Fund Evergreen Prime Cash Management Fund (a new portfolio of Evergreen Funds) Wachovia Quantitative Equity Fund Evergreen Stock Selector Fund Wachovia Short-Term Fixed Income Fund Evergreen Fixed Income Fund Wachovia Special Values Fund Evergreen Special Values Fund (a new portfolio of Evergreen Funds) Wachovia Georgia Municipal Bond Fund Evergreen Georgia Municipal Bond Fund Wachovia North Carolina Municipal Bond Fund Evergreen North Carolina Municipal Bond Fund Wachovia South Carolina Municipal Bond Fund Evergreen South Carolina Municipal Bond Fund Wachovia Virginia Municipal Bond Fund Evergreen Virginia Municipal Bond Fund Wachovia Balanced Fund II Evergreen VA Foundation Fund Wachovia Equity Fund II Evergreen VA Fund Wachovia Special Values Fund II Evergreen VA Small Cap Value Fund

In addition to the proposed reorganizations, the Board also approved interim and long-term investment advisory agreements on behalf of each of the Wachovia Funds with Evergreen Investment Management Company, LLC (EIMC), a subsidiary of Wachovia. EIMC, which currently serves as investment adviser to the Evergreen Funds, began management of the Wachovia Funds on January 1, 2002. As of that date, Simms Capital Management, Inc. and Twin Capital Management, Inc. no longer serve as sub-advisers of the Wachovia International Equity Fund and Wachovia Quantitative Equity Fund, respectively. Tattersall Advisory Group, Inc. (TAG), which is also a subsidiary of Wachovia, serves as the investment sub-adviser to Wachovia Fixed Income Fund, Wachovia Intermediate Fixed Income Fund, Wachovia Short-Term Fixed Income Fund and the fixed income portion of Wachovia Balanced Fund. The advisory fees remain unchanged.

The proposed reorganizations and the long-term advisory agreements are subject to shareholder approval. The Board of Trustees has called a shareholder meeting for May 13, 2002 for the purpose of voting on the proposals.

188

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of THE WACHOVIA FUNDS and THE WACHOVIA MUNICIPAL FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wachovia Equity Fund, Wachovia Quantitative Equity Fund, Wachovia Growth and Income Fund, Wachovia Equity Index Fund, Wachovia Special Values Fund, Wachovia Emerging Markets Fund, Wachovia Personal Equity Fund, Wachovia Balanced Fund, Wachovia Blue Chip Value, Wachovia New Horizons Fund, Wachovia International Equity Fund, Wachovia Fixed Income Fund, Wachovia Intermediate Fixed Income Fund, Wachovia Short-Term Fixed Income Fund (14 of the portfolios constituting The Wachovia Funds), Wachovia Georgia Municipal Bond Fund, Wachovia North Carolina Municipal Bond Fund, Wachovia South Carolina Municipal Bond Fund, and Wachovia Virginia Municipal Bond Fund (the four portfolios constituting The Wachovia Municipal Funds) as of November 30, 2001, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wachovia Equity Fund, Wachovia Quantitative Equity Fund, Wachovia Growth and Income Fund, Wachovia Equity Index Fund, Wachovia Special Values Fund, Wachovia Emerging Markets Fund, Wachovia Personal Equity Fund, Wachovia Balanced Fund, Wachovia Blue Chip Value Fund, Wachovia New Horizons Fund, Wachovia International Equity Fund, Wachovia Fixed Income Fund, Wachovia Intermediate Fixed Income Fund, Wachovia Short-Term Fixed Income Fund (14 portfolios of The Wachovia Funds), Wachovia Georgia Municipal Bond Fund, Wachovia North Carolina Municipal Bond Fund, Wachovia South Carolina Municipal Bond Fund, and Wachovia Virginia Municipal Bond Fund (4 portfolios of The Wachovia Municipal Funds) as of November 30, 2001, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Boston, Massachusetts
January 14, 2002

189

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Trustees   Officers

James A. Hanley   John W. McGonigle

Samuel E. Hudgins   President and Treasurer
D. Dean Kaylor   R. Edward Bowling

Alvin J. Schexnider   Vice President
Charles S. Way, Jr.   James E. Ostrowski
    Vice President and Assistant Treasurer
    Gail C. Jones

    Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds' prospectus which contains facts concerning their investment objectives and policies, management fees, expenses and other information.

190

--------------------------------------------------------------------------------
  Cusips

  929901734 929901635
  929901742 929901379 929901353 929902708
  929901395  929901858 929901817  929902807
   929901759  929901601 929901650 929901510
  929901809  929901445 929901429 929901494
  929901882  929901320 929901296  929901486
  929901387  929901502 929901643 929901478
  929901700 929901627 929901866  929901551
  929901676 929901437 929901411 929901544
  929901460  929901312 929901288  929901536
  929901346 929901619 929901874 929901528
  929901668  929901692 929902401 929901270
Federated Securities Corp., Distributor 929901767  929901718 929902302 929901262
Investment Company Act File No. 811-6504 929901452 929901361 929902500 929901254
Investment Company Act File No. 811-6201 929901338  929901726 929902609
929901247
  929901775  929901783 929902104
831-27 (1/02) 929901841  929901791 929902203 G01512-17 (1/02)

Wachovia Money Market Fund

Wachovia Tax-Free Money Market Fund

Wachovia U.S. Treasury Money Market Fund

Investment Shares

Annual Report
November 30, 2001

[Logo of Wachovia]


President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders of The Wachovia Money Market Funds--Investment Shares, for the 12-month fiscal year period from December 1, 2000 through November 30, 2001. This report includes a list of each fund's holdings and complete financial information.

Each Wachovia Money Market Fund continued to provide investors with daily income on their accessible cash, while maintaining a stable $1.00 share value.* The fund-by-fund highlights are as follows:

WACHOVIA MONEY MARKET FUND
The fund's portfolio of high quality money market securities provided shareholders with dividends totaling $0.04 per share for a total return of 4.04%**, while maintaining a stable share value of $1.00. Net assets in the fund totaled $1.4 billion at the end of the reporting period.

WACHOVIA TAX-FREE MONEY MARKET FUND
The fund's portfolio of tax-free money market securities were diversified among municipalities across the U.S.*** The fund provided shareholders with federally tax-free dividends totaling $0.02 per share for a total return of 2.39%**, while maintaining a stable share value of $1.00. Net assets in the fund totaled $513.9 million at the end of the reporting period.

WACHOVIA U. S. TREASURY MONEY MARKET FUND
The fund's portfolio of U.S. Treasury money market securities paid dividends totaling $0.04 per share for a total return of 3.79%**, while maintaining a stable share value of $1.00. Net assets in the fund totaled $647.6 million at the end of the reporting period.

Thank you for choosing a Wachovia Money Market Fund to keep your cash working for you--every day. As we begin 2002, we renew our commitment to keep you up-to-date on your investment, and provide your account with the highest level of service.

Sincerely,

/s/ John W. McGonigle

John W. McGonigle
President
January 15, 2002

* An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

** Past performance is no guarantee of future results. Yield will vary. Yields quoted for money market funds most closely reflect the funds' current earnings. *** Income may be subject to the federal alternative minimum tax and state and local taxes.

1

Wachovia Money Market Fund
Portfolio of Investments

November 30, 2001

Principal
 Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) Certificates Of Deposit--25.9%
    Banking & Finance--25.9%
$ 25,000,000   Abbey National Bank PLC, London, 1.920%, 6/4/2002    $ 25,001,272
  25,000,000   Bank of America, Canada, 2.310%, 1/15/2002      25,000,311
  25,000,000   Bayerische Landesbank-NY, Yankee CD, 2.000%, 1/16/2002
  25,000,318
  25,000,000   Commerzbank AG, Frankfurt, 2.250%, 1/24/2002      25,000,373
  35,000,000   Deutsche Bank AG, 3.370%-3.960%, 12/5/2001-7/11/2002
 35,000,620
  25,000,000   Dexia Bank, 2.295%, 12/4/2001      25,000,021
  25,000,000   Dexia Bank, New York, 2.305%, 1/22/2002      25,000,359
  10,000,000   Marshall & Ilsley Corp., 3.740%, 3/20/2002      10,000,294
  50,000,000   Rabobank Nederland, Utrecht, 2.250%-3.430%,
 1/9/2002-4/3/2002      49,808,080
  45,000,000   SouthTrust Bank, 2.000%-3.625%, 1/23/2002-6/5/2002
45,001,423
  25,000,000   Toronto Dominion Holdings (USA), Inc., 2.030%, 12/20/2001
     25,000,000
  5,000,000   Toronto Dominion Holdings (USA), Inc., 6.230%, 12/6/2001
  5,000,000
  15,000,000   UBS AG, 3.470%, 2/13/2002      15,000,303
  15,000,000   Westdeutsche Landesbank Girozentrale, 2.300%, 1/22/2002
  15,000,215
  25,000,000   Wilmington Trust Corp., 3.740%, 4/3/2002      25,000,831

--------------------------------------------------------------------------------

    Total Certificates Of Deposit           374,814,420

--------------------------------------------------------------------------------

(1) Commercial Paper--56.7%
    Banking--1.7%

  25,000,000   Credit Suisse First Boston, 3.440%, 1/8/2002      24,910,278

--------------------------------------------------------------------------------

    Capital Goods--1.2%
  17,500,000   General Electric Co., 2.100%-2.180%, 4/18/2002-5/29/2002
   17,338,121

--------------------------------------------------------------------------------

    Consumer Cyclicals--3.4%
  50,000,000   Gannett Co., Inc., 2.050%, 12/10/2001-12/13/2001      49,970,104

--------------------------------------------------------------------------------

    Finance--43.1%

  15,000,000   American Express Credit Corp., 1.950%, 1/15/2002      14,963,438
  50,000,000   American Express Credit Corp., 2.120%-2.340%,
 12/11/2001-1/31/2002      49,886,153
  40,000,000   American General Corp., 2.370%-2.690%, 1/2/2002-3/20/2002
     39,825,162
  66,625,000   Barton Capital Corp., 1.966%-2.083%, 12/17/2001-1/9/2002
    66,505,645
  40,000,000   CIT Group, Inc., 2.460%-2.700%, 12/27/2001-3/20/2002
  39,864,950
  20,000,000   Delaware Funding Corp., 2.100%, 12/6/2001      19,994,167
  20,000,000   Deutsche Bank Financial, Inc. (Guaranteed by Deutsche Bank AG),
 3.550%, 12/19/2001      19,964,500


2

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Money Market Fund

Principal

 Amount or Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) Commercial Paper--continued

$ 30,000,000   Diageo Capital PLC (Guaranteed by Diageo PLC),
 2.520%, 1/17/2002    $ 29,901,300
  45,000,000   Goldman Sachs & Co., 2.280%-3.060%, 1/16/2002-1/30/2002
 44,826,800
  25,000,000   Household Finance Corp., 1.960%, 1/17/2002      24,936,028
  25,000,000   Household International, Inc., 3.380%, 12/4/2001      24,992,958
  25,000,000   J.P. Morgan Chase & Co., 2.000%, 1/29/2002      24,918,055
  40,000,000   Prudential Funding Corp., 2.390%-3.350%, 12/5/2001-12/20/2001
     39,959,328
  25,000,000   Societe Generale North America, Inc. (Guaranteed by Societe
Generale, Paris), 3.350%, 2/21/2002      24,809,236
  35,000,000   Transamerica Finance Corp., 2.210%-2.520%,
 1/8/2002-4/24/2002      34,845,100
  25,000,000   Tyco International Group, 2.050%, 12/18/2001      24,975,799
  25,000,000   UBS Finance (Delaware), Inc., (UBS AG LOC), 2.230%, 12/3/2001
    24,996,903
  20,000,000   Verizon Network Funding, 2.470%, 4/2/2002      19,832,589
  55,000,000   Volkswagen of America, Inc., 2.780%-3.420%,
 12/12/2001-1/10/2002      54,864,764

--------------------------------------------------------------------------------

    Total           624,862,875

--------------------------------------------------------------------------------

    Finance--Commercial--2.8%

  40,000,000   General Electric Capital Corp., 3.380%-3.690%,
 12/6/2001-12/13/2001      39,968,050

--------------------------------------------------------------------------------

    Industrial Services--4.5%
  65,000,000   Rio Tinto America, Inc., 2.320%-2.490%, 12/18/2001-1/10/2002
      64,861,672

--------------------------------------------------------------------------------

    Total Commercial Paper      821,911,100

--------------------------------------------------------------------------------

(2) Notes--Variable--5.2%
    Finance--5.2%

  25,000,000   J.P. Morgan Chase & Co. (Series C), 2.310%, 7/08/2002
  25,023,227
  25,000,000   Merrill Lynch & Co., Inc., 2.051%, 6/11/2002      25,000,000
  25,000,000   National Rural Utilities Cooperative Finance Corp.
(Series MTNC), 2.260%, 10/2/2002      25,000,000

--------------------------------------------------------------------------------

    Total Notes--Variable      75,023,227

--------------------------------------------------------------------------------

Open-End Investment Companies--5.7%
  18,497,047   Aim Liquid Assets Portfolio      18,497,047
  18,318,466   Dreyfus Cash Management      18,318,466


3

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Money Market Fund

Shares or
 Principal

 Amount         Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Open-End Investment Companies--continued

  22,963,185   Federated Prime Obligations Fund    $ 22,963,185
  23,231,078   Financial Square Prime Holdings Fund      23,231,078

--------------------------------------------------------------------------------

    Total Open-End Investment Companies      83,009,776

--------------------------------------------------------------------------------

(3) Repurchase Agreements--6.2%
$ 32,500,000   Credit Suisse First Boston Inc., 2.150%, dated 11/30/2001,
due 12/3/2001      32,500,000
  12,500,000   Deutsche Bank Financial, Inc., 2.130%, dated 11/30/2001,
due 12/3/2001      12,500,000
  12,500,000   J.P Morgan Tri Party Repo, 2.110%, dated 11/30/2001, due
12/3/2001      12,500,000
  10,000,000   Merrill Lynch, Pierce, Fenner and Smith, 2.140%, date
 11/30/2001, due 12/3/2001      10,000,000
  22,500,000   Morgan Stanley Group, Inc., 2.125%, dated 11/30/2001,
due 12/3/2001      22,500,000

--------------------------------------------------------------------------------

    Total Repurchase Agreements      90,000,000

--------------------------------------------------------------------------------

    Total Investments, at amortized cost and value (4)    $ 1,444,758,523

--------------------------------------------------------------------------------



(1) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.
(2)   Current rate and next reset date shown.
(3) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.
(4)   Also represents cost for federal tax purposes.


Note:   The categories of investments are shown as a percentage of net assets
 ($1,448,812,398) at November 30, 2001.


The following acronym is used throughout this portfolio:
LOC--Letter of Credit

(See Notes which are an integral part of the Financial Statements)

4

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Money Market Fund
Statement of Assets and Liabilities

November 30, 2001

Assets:
Total investments in securities, at amortized cost and value
     $ 1,444,758,523
Income receivable           2,423,652
Receivable for shares sold           5,188,415

--------------------------------------------------------------------------------

Total assets           1,452,370,590

--------------------------------------------------------------------------------

Liabilities:
Payable for shares redeemed    $ 965,895
Income distribution payable      1,782,226
Payable to bank      120,037
Payable to adviser      323,227
Other accrued expenses      366,807

--------------------------------------------------------------------------------

Total liabilities           3,558,192

--------------------------------------------------------------------------------

Net assets for 1,448,812,398 shares outstanding         $ 1,448,812,398

--------------------------------------------------------------------------------

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares:
$581,383,033 / 581,383,033 shares outstanding         $ 1.00

--------------------------------------------------------------------------------

Investment Shares:
$867,429,365 / 867,429,365 shares outstanding         $ 1.00

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

5

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Money Market Fund
Statement of Operations

Year ended November 30, 2001

Investment Income:
Interest           $70,228,504
Expenses:
Investment adviser fee     $   7,347,318
Administrative personnel and services fee     1,066,542
Custodian fees     184,446
Transfer and dividend disbursing agent fees and expenses     7,067
Directors'/Trustees' fees     22,047
Auditing fees     14,787
Legal fees     6,075
Portfolio accounting fees     2,567
Distribution services fee--Investment Shares     3,523,979
Share registration costs     28,187
Printing and postage     87,710
Insurance premiums     4,641
Miscellaneous     5,542

--------------------------------------------------------------------------------

          Total expenses     12,300,908
Waiver:
          Waiver of investment adviser fee     (3,192,967 )

--------------------------------------------------------------------------------

              Net expenses           9,107,941

--------------------------------------------------------------------------------

                   Net investment income           $61,120,563

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

6

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Money Market Fund
Statement of Changes in Net Assets

     Year Ended November 30,
--------------------------------------------------------------------------------

     2001      2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations:

Net investment income    $ 61,120,563      $ 68,893,010

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares      (26,215,890 )      (27,400,910 )
Investment Shares      (34,904,673 )      (41,492,100 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from distributions to shareholders
   (61,120,563 )      (68,893,010 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Share Transactions:
Proceeds from sale of shares      1,960,774,879        2,147,566,435
Net asset value of shares issued to shareholders in payment of distributions
 declared      13,395,782        13,155,189
Cost of shares redeemed      (1,926,461,289 )      (1,739,345,864 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from share transactions      47,709,372
  421,375,760

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets      47,709,372        421,375,760
Net Assets:
Beginning of period      1,401,103,026        979,727,266

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

End of period    $ 1,448,812,398      $ 1,401,103,026

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

7

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Money Market Fund
Financial Highlights--Investment Shares

(For a share outstanding throughout each period)

     Year Ended November 30,
--------------------------------------------------------------------------------

     2001      2000      1999      1998      1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value,
 Beginning of Period      $1.00        $1.00        $1.00        $1.00    $1.00
Income From Investment Operations:
Net investment income      0.04        0.06        0.04        0.05        0.05
Less Distributions:
Distributions from net

 investment income      (0.04 )      (0.06 )      (0.04 )      (0.05 )   (0.05)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value, End of Period      $1.00   $1.00   $1.00    $1.00       $1.00

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Return (1)      4.04  %      5.71  %      4.44  %      4.92  %    4.95%
Ratios to Average Net Assets:
Expenses      0.78  %      0.78  %      0.78  %      0.78  %      0.78  %
Net investment income      3.96  %      5.57  %      4.38  %      4.80% 4.85%
Expense waiver/reimbursement (2)      0.22  %      0.22  %      0.24%  0.26%
 0.28  %
Supplemental Data:
Net assets, end of
 period (000 omitted)    $ 867,429      $ 786,969      $ 613,978      $ 482,128
      $ 320,480


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Results represent past performance and do not guarantee future results. (2) This contractual expense decrease is reflected in both the expense and the net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

8

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax Free Money Market Fund
Portfolio of Investments

November 30, 2001

Principal
Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Short-Term Municipals--96.6%
   Alabama--10.6%
$   1,000,000

   Birmingham, AL (Series A), Weekly VRDNs (First Alabama Bank,
Memphis LOC)     $     1,000,000
3,320,000

   Birmingham, AL, GO (Series 1992A), Weekly VRDNs (Regions
Bank, Alabama LOC)     3,320,000
20,000,000    DCH Health Care Authority Weekly VRDNs     20,000,000
10,700,000



   Daphne-Villa Mercy, AL Special Care Facilities, Refunding Revenue
Bonds Weekly VRDNs (SouthTrust Bank of Alabama, Birmingham
LOC)     10,700,000
7,700,000    Infirmary Health Systems, Inc. (Series A), Weekly VRDNs  7,700,000
11,200,000

   The Board of Trustees of the University of Alabama, University &
College Improvements (Series B), Weekly VRDNs     11,200,000
340,000

   Tuscaloosa County, AL, Port Authority (Series 1989A), Weekly
VRDNs (Capstone Hotel Ltd.)/(SouthTrust Bank of Alabama,
Birmingham LOC)     340,000

--------------------------------------------------------------------------------

        Total       54,260,000

--------------------------------------------------------------------------------

   Arizona--2.2%

11,100,000    Arizona School District, 3.25% TANs, 7/31/2002     11,150,357

--------------------------------------------------------------------------------

   Colorado--2.9%

15,000,000    Arapahoe County, CO HFA Weekly VRDNs     15,000,000

--------------------------------------------------------------------------------

   Florida--5.7%
9,700,000

   Alachua County, FL, Health Facilities Authority, Health Facilities Revenue Bonds (Series 1996B), Weekly VRDNs (Shands Teaching
Hospital and Clinics, Inc.)/(MBIA INS)/(SunTrust Bank, Central
Florida LIQ)     9,700,000
2,680,000

   Eustis Health Facilities Authority, FL (Series 1985), Weekly VRDNs
(Waterman Medical Center)/(Banque Paribas COL)     2,680,000
240,000    Florida HFA, Revenue Bonds Weekly VRDNs     240,000
11,000,000

   Palm Beach County, FL, Refunding Revenue Bonds Weekly VRDNs
(AMBAC INS)     11,000,000
500,000

   Polk County, FL, IDA, Refunding Revenue Bonds Monthly VRDNs
(Florida Convalescent Centers, Inc.)/(Toronto Dominion Bank LOC)     500,000
1,000,000

   Polk County, FL, IDA, Refunding Revenue Bonds Weekly VRDNs
(IMC Fertilizer, Inc.)/(Rabobank Nederland, Utrecht LOC)     1,000,000


9

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax Free Money Market Fund
Principal
Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Short-Term Municipals--continued
  Florida--continued

$   4,200,000    Southeast Volusia Hospital District, FL, Revenue Bonds (Series
1995), Weekly VRDNs (Bert Fish Medical Center (FL))/(SouthTrust
Bank of Alabama, Birmingham LOC)    $     4,200,000

--------------------------------------------------------------------------------

        Total       29,320,000

--------------------------------------------------------------------------------

   Georgia--4.7%
8,600,000

   De Kalb Private Hospital Authority, GA, Revenue Anticipation
Certificates (Series 1994B), Weekly VRDNs (Egleston Children's
Hospital at Emory University, Inc.)/(SunTrust Bank, Atlanta LOC)   8,600,000
4,450,000



   De Kalb Private Hospital Authority, GA, Revenue Anticipation
Certificates (Series 1995B), Weekly VRDNs (Egleston Children's
Hospital at Emory University, Inc.)/(SunTrust Bank, Atlanta LOC)     4,449,999
7,400,000

   Gwinnett County, GA, Hospital Authority, Refunding Revenue
Bonds Weekly VRDNs     7,400,000
2,800,000

   Lowndes County, GA, Residential Care Facilities for the Elderly
Authority Weekly VRDNs (South Georgia Health Alliance Project)     2,800,000
770,000

   Macon-Bibb County, GA, Urban Development Authority, Refunding
Revenue Bonds (Series 1995), Weekly VRDNs (Macon Hotel
Investors)/(Bank One, Michigan LOC)     770,000
300,000

   Monroe County, GA, Development Authority, Refunding Revenue
Bonds Weekly VRDNs (Forsyth Inns, Inc.)     300,000

--------------------------------------------------------------------------------

        Total     24,319,999

--------------------------------------------------------------------------------

   Idaho--1.0%

5,000,000    Idaho State (GO UT), 3.75% Bonds, 6/28/2002     5,032,074

--------------------------------------------------------------------------------

   Illinois--13.4%

11,500,000    Illinois Development Finance Authority Weekly VRDNs     11,500,000
740,000

   Illinois Development Finance Authority, Revenue Bonds Weekly
VRDNs (Aurora Central Catholic High School)     740,000
1,000,000

   Illinois Development Finance Authority, Revenue Bonds Weekly
VRDNs (Lake Forest Academy)/(Northern Trust Corp. LOC)     1,000,000
1,155,000

   Illinois Development Finance Authority, Revenue Bonds Weekly
VRDNs (Little City Foundation)     1,155,000
3,800,000

   Illinois Development Finance Authority, Revenue Bonds Weekly
VRDNs (St. Ignatius College)     3,800,000
1,415,000

   Illinois Development Finance Authority, Revenue Bonds Weekly
VRDNs (St. Paul's House)/(Lasalle National Bank, Chicago LOC)     1,415,000


10

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax Free Money Market Fund

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Short-Term Municipals--continued
    Illinois--continued

$ 4,600,000   Illinois Development Finance Authority, IDB, TV Association
(Series A), Weekly VRDNs (Chicago, IL Board of
Education)    $ 4,600,000
  6,500,000   Illinois Development Finance Authority, IDB, Variable/Fixed
Rate Demand Revenue Bonds (Series 1996), Weekly VRDNs
(Chicago Symphony Orchestra Project)/(Bank of America, IL LOC)      6,500,000
  5,900,000   Illinois Development Finance Authority, PCR (Series 1994B),
Weekly VRDNs (Commonwealth Edison Co.)/(ABN AMRO Bank N.V.,
Amsterdam LOC)      5,900,000
  5,600,000 Illinois Educational Facilities Authority, Revenue Bonds Weekly VRDNs (Field Museum of Natural History) 5,600,000 9,000,000 Illinois Health Facilities Authority, Refunding Revenue Bond (Series B), Daily VRDNs 9,000,000 16,900,000 Illinois Health Facilities Authority, Refunding Revenue Bonds Daily VRDNs 16,900,000 1,000,000 Orland Hills, IL, Multi-family Mortgage Revenue Bonds, Weekly VRDNs (Lasalle National Corp. LOC) 1,000,000

--------------------------------------------------------------------------------

    Total        69,110,000

--------------------------------------------------------------------------------

    Iowa--1.6%

  8,000,000   Iowa School Corporations (Series A), 3.75% Bonds, 6/21/2002
    8,047,417

--------------------------------------------------------------------------------

    Kentucky--2.1%

  11,000,000   Kentucky Association of Counties Advance Revenue, 3.50% TRANs,
6/28/2002      11,052,157

--------------------------------------------------------------------------------

    Louisiana--3.3%

  1,700,000   Calcasieu Parish, LA, IDB, PCR Weekly VRDNs
 (Citgo Petroleum Corp.)      1,700,000
  2,800,000   Lake Charles, LA Harbor & Terminal District, Revenue Bonds Weekly
 VRDNs (Citgo Petroleum Corp.)      2,800,000
  6,000,000   Louisiana PFA, 3.25% Bonds, 8/29/2002      6,019,504
  6,150,000   Louisiana State, Series A, 6.00% Bonds, 8/1/2002      6,285,263

--------------------------------------------------------------------------------

    Total      16,804,767

--------------------------------------------------------------------------------

    Massachusetts--0.3%

  1,000,000 Commonwealth of Massachusetts (Series B), Weekly VRDNs (Toronto Dominion Bank LOC) 1,000,000 100,000 Massachusetts HEFA (Series P-1), Weekly VRDNs (Partners Healthcare Systems)/(FSA INS) 100,000

11

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax Free Money Market Fund

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Short-Term Municipals--continued
    Massachusetts--continued

$ 500,000   Massachusetts Municipal Wholesale Electric Co., Power Supply System
 Revenue Bonds (1994 Series C), Weekly VRDNs (Canadian
Imperial Bank of Commerce LOC)    $ 500,000

--------------------------------------------------------------------------------

    Total      1,600,000

--------------------------------------------------------------------------------

    Michigan--6.2%

  15,665,000   Detroit, MI Sewage Disposal System (Series B), Weekly VRDNs
 (MBIA LOC)        15,665,000
  4,400,000   Green Lake Township, MI, Refunding Revenue Bonds Weekly VRDNs
 (Lasalle National Corp. LOC)      4,400,000
  11,955,000   Michigan Strategic Fund (Series B Daily), VRDNs (Detroit
Symphony Orchestra)      11,955,000

--------------------------------------------------------------------------------

    Total      32,020,000

--------------------------------------------------------------------------------

    Mississippi--0.4%

  2,340,000   Jackson County, MS, Weekly VRDNs (Chevron Corp. GTD)   2,340,000

--------------------------------------------------------------------------------

    Missouri--4.4%

  1,800,000   Kansas City, MO, IDA, IDRB, Weekly VRDNs (Mid-American
Health Services)      1,800,000
  7,200,000   Missouri State HEFA, Revenue Bonds (Series C), Daily VRDNs
 (Washington University)/(Morgan Guaranty Trust Co., New York
SA)      7,200,000
  13,900,000   Missouri State HEFA, Revenue Bonds (Series D), Daily VRDNs
(Washington University)      13,900,000

--------------------------------------------------------------------------------

    Total      22,900,000

--------------------------------------------------------------------------------

    New York--1.5%
  6,000,000 Long Island Power Authority (Subseries 7A), Weekly VRDNs (Credit Suisse First Boston and MBIA LOCs) 6,000,000 100,000 New York City, NY (1994 E-2), Daily VRDNs (Morgan Guaranty Trust Co., New York LOC) 100,000 100,000 New York City, NY, GO UT Refunding Bonds (Subseries E-3), Daily VRDNs 100,000 1,555,000 New York State Energy Research & Development Authority, PCR Revenue Bonds (Series 1994 C), Daily VRDNs (New York State

Electric and Gas Corp.)/(Morgan Guaranty Trust Co., New York LOC)      1,555,000

--------------------------------------------------------------------------------

    Total      7,755,000

--------------------------------------------------------------------------------



12

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax Free Money Market Fund

Principal
Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Short-Term Municipals--continued
   North Carolina--1.7%

$   8,200,000

   Mecklenburg County, NC (Series E), Weekly VRDNs
(Bank of America NA LOC)     $     8,200,000
200,000

   North Carolina Medical Care Commission, Revenue Bond Weekly
VRDNs (Catholic Health East)     200,000
115,000

   North Carolina Medical Care Commission, Revenue Bonds (Series
A), Weekly VRDNs (Pooled Financing Program)     115,000

--------------------------------------------------------------------------------

        Total     8,515,000

--------------------------------------------------------------------------------

   Ohio--4.1%
895,000

   Centerville, OH, Health Care Revenue Bonds Weekly VRDNs
(Bethany Lutheran Village)     895,000
10,000,000

   Cuyahoga County, OH Hospital Authority (Series 1998B), Weekly
VRDNs (Cleveland Clinic)/(Chase Manhattan Bank, New York LIQ)       10,000,000
10,000,000    Lorain County, OH (Series A), Weekly VRDNs     10,000,000

--------------------------------------------------------------------------------

        Total     20,895,000

--------------------------------------------------------------------------------

   Oregon--1.0%
5,000,000

   Oregon State, Veteran's Welfare Bonds (Series 73F), Weekly VRDNs
(Morgan Guaranty Trust Co., New York LOC)     5,000,000

--------------------------------------------------------------------------------

   Pennsylvania--0.9%
4,400,000

   Allegheny County, PA, IDA, Revenue Bonds (Series A), Weekly
VRDNs (United Jewish Federation of Greater Pittsburgh VRDB)/
(PNC Bank, NA LOC)     4,400,000

--------------------------------------------------------------------------------

   Tennessee--8.6%
13,565,000

   Clarksville, TN, Public Building Authority, Adjustable Rate Pooled Financing Revenue Bonds (Series 1997), Weekly VRDNs (Tennessee
Municipal Bond Fund)/(Nationsbank, NA, Charlotte LOC)     13,565,000
1,000,000

   Clarksville, TN, Public Building Authority, Public Improvement
Revenue Bonds Weekly VRDNs     1,000,000
3,125,000

   Metropolitan Government Nashville & Davidson County, TN IDB,
Refunding Revenue Bonds Weekly VRDNs     3,125,000
1,720,000

   Metropolitan Government Nashville & Davidson County, TN IDB,
Refunding Revenue Bonds Weekly VRDNs     1,720,000
7,600,000

   Metropolitan Nashville TN Airport Authority (Series 1993), Weekly VRDNs (FGIC INS)/(Societe Generale, Paris LIQ)/(Societe Generale, Paris LOC)
  7,600,000
4,235,000

   Metropolitan Nashville TN Airport Authority (Series A), 5.00%
Bonds (FGIC LOC), 7/1/2002     4,287,446


13

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax Free Money Market Fund
Principal
Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Short-Term Municipals--continued
   Tennessee--continued

$   1,800,000    Montgomery Co, TN, Public Building Authority Weekly VRDNs
    $   1,800,000
11,000,000

   Shelby County, TN Health Education & Housing Facilities Board
(Series 2000), 2.65% CP (Baptist Memorial Hospital)/(Bank of
America NA LOC), Mandatory Tender 1/17/2002     11,000,000

--------------------------------------------------------------------------------

        Total     44,097,446

--------------------------------------------------------------------------------

   Texas--6.8%
10,600,000

   Lower Neches Valley, TX, Refunding Revenue Bonds, 2.40% TOBs
(Chevron U.S.A., Inc.), Optional Tender 2/15/2002     10,600,000
12,000,000

   Northside, TX, Independent School District (Series A), 3.00% TOBs
(Texas Permanent School Fund Guarantee Program GTD)/(Dexia
Credit Local LIQ), Mandatory Tender 8/1/2002     12,031,237
12,000,000    Texas State (Series A), 3.75% TRANs, 8/29/2002     12,113,050

--------------------------------------------------------------------------------

        Total     34,744,287

--------------------------------------------------------------------------------

   Virginia--0.1%
300,000

   Roanoke, VA, IDA, Hospital Revenue Bonds (Series 1997B), Daily
VRDNs (Carilion Health System Obligated Group)     300,000

--------------------------------------------------------------------------------

   Washington--0.2%
1,000,000

   Washington Health Care Facilities Authority, Variable Rate Demand Revenue Bonds (Series 1997B), Daily VRDNs (Virginia Mason
Medical Center)/(MBIA INS)/(Credit Suisse First Boston LIQ)     1,000,000

--------------------------------------------------------------------------------

   Wisconsin--12.9%
17,500,000

   Wisconsin HEFA (Series A), Revenue Bonds Weekly VRDNs (Felician
Health Care, Inc.)/(AMBAC INS)     17,500,000
5,000,000

   Wisconsin HEFA, Revenue Bond Weekly VRDNs (University
Wisconsin Medical Foundation)     5,000,000
11,200,000

   Wisconsin HEFA, Revenue Bonds (Series 1994), Weekly VRDNs (Felician
Health Care, Inc.)/(Lasalle Bank, NA LOC)     11,200,000
7,320,000

   Wisconsin State Health Facilities Authority, Revenue Bonds (Series
A-2), Weekly VRDNs (Franciscan Health Care)     7,320,000
8,495,000

   Wisconsin State Health Facilities Authority, Revenue Bonds Weekly
VRDNs (Franciscan Health Care)/(Toronto Dominion Bank LOC)     8,495,000


14

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax Free Money Market Fund

Principal Amount or Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Short-Term Municipals--continued
    Wisconsin--continued

$ 17,000,000   Wisconsin State (Series A), 1.90% CP (Bank of Nova Scotia,
Toronto and Commerzbank AG, Frankfurt LIQs), Mandatory
Tender 2/7/2002    $ 17,000,000

--------------------------------------------------------------------------------

    Total      66,515,000

--------------------------------------------------------------------------------

    Total Short-Term Municipals      496,178,504

--------------------------------------------------------------------------------

Open-End Investment Companies--3.3%
  500   AIM Global Management Short Term Investments Money Market Fund      500
  232,912   Dreyfus Tax Exempt Money Market Fund      232,912
  11,839,160   Federated Tax-Free Obligations Fund      11,839,160
  5,000,773   Fidelity Tax Exempt Money Market Fund      5,000,793

--------------------------------------------------------------------------------

    Total open-end investment companies      17,073,365

--------------------------------------------------------------------------------

    Total Investments, at amortized cost and value (1)    $ 513,251,869

--------------------------------------------------------------------------------



(1)   Also represents cost for federal tax purposes.


Note:   The categories of investments are shown as a percentage of net assets
($513,912,699) at November 30, 2001.

The following acronyms are used throughout this portfolio: AMBAC--American Municipal Bond Assurance Corporation INS--Insured COL--Collateralized LIQ(s)--Liquidity Agreement(s) CP--Commercial Paper LOC(s)--Letter(s) of Credit FGIC--Financial Guaranty Insurance Company MBIA--Municipal Bond Investors Assurance FSA--Financial Security Assurance PCR--Pollution Control Revenue GO--General Obligation PFA--Public Facility Authority GTD--Guaranteed
SA--Support Agreement HEFA--Health and Education Facilities Authority TANs--Tax Anticipation Notes HFA--Housing Finance Authority TOBs--Tender Option Bonds IDA--Industrial Development Authority TRANs--Tax and Revenue Anticipation Notes
IDB--Industrial Development Bond UT--Unlimited Tax IDRB--Industrial Development Revenue Bond VRDB--Variable Rate Demand Bond

(See Notes which are an integral part of the Financial Statements)

15

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund
Statement of Assets and Liabilities

November 30, 2001

Assets:
Total investments in securities, at amortized cost and value      $513,251,869
Cash         379
Income receivable         1,834,394

--------------------------------------------------------------------------------

          Total assets         515,086,642
Liabilities:
Income distribution payable     $959,864
Payable to adviser     83,970
Other accrued expenses     130,109

--------------------------------------------------------------------------------

          Total liabilities         1,173,943

--------------------------------------------------------------------------------

Net assets for 513,912,699 shares outstanding         $513,912,699

--------------------------------------------------------------------------------

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares:
$302,664,511 / 302,664,511 shares outstanding         $                 1.00

--------------------------------------------------------------------------------

Investment Shares:
$211,248,188 / 211,248,188 shares outstanding         $                 1.00

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

16

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund
Statement of Operations

Year ended November 30, 2001

Investment Income:
Interest           $16,737,400
Expenses:
Investment adviser fee     $2,744,317
Administrative personnel and services fee     398,710
Custodian fees     92,299
Transfer and dividend disbursing agent fees and expenses     3,072
Directors'/Trustees' fees     8,764
Auditing fees     9,936
Legal fees     4,507
Portfolio accounting fees     671
Distribution services fee--Investment Shares     890,219
Share registration costs     23,507
Printing and postage     11,358
Insurance premiums     2,048
Miscellaneous     2,373

--------------------------------------------------------------------------------

          Total expenses     4,191,781
Waiver:
          Waiver of investment adviser fee     (1,984,212 )

--------------------------------------------------------------------------------

              Net expenses           2,207,569

--------------------------------------------------------------------------------

                   Net investment income           $14,529,831

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

17

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund
Statement of Changes in Net Assets

    Year Ended November 30,
--------------------------------------------------------------------------------

    2001     2000


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations:

Net investment income     $   14,529,831      $   15,654,324

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distributions to Shareholders:
Distributions from net investment income
     Institutional Shares     (9,182,302 )     (9,739,551 )
     Investment Shares     (5,347,529 )     (5,914,773 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          Change in net assets resulting from distributions to
          shareholders     (14,529,831 )     (15,654,324 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Share Transactions:
Proceeds from sale of shares     785,150,470      703,231,616
Net asset value of shares issued to shareholders in payment of
distributions declared     948,837      993,423
Cost of shares redeemed     (757,936,761 )     (588,377,810 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          Change in net assets resulting from share transactions
    28,162,546      115,847,229

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   Change in net assets     28,162,546      115,847,229
Net Assets:
Beginning of period     485,750,153      369,902,924

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

End of period     $513,912,699      $485,750,153

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

18

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund
Financial Highlights--Investment Shares

(For a share outstanding throughout each period)

     Year Ended November 30,
--------------------------------------------------------------------------------

     2001      2000      1999      1998      1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value,
 Beginning of Period      $1.00        $1.00        $1.00        $1.00     $1.00
Income From Investment Operations:
Net investment income      0.02        0.03        0.03        0.03        0.03
Less Distributions:
Distributions from net investment income      (0.02 )      (0.03 )      (0.03 )
      (0.03 )      (0.03 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value, End of Period      $ 1.00        $ 1.00        $ 1.00
   $ 1.00        $ 1.00

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Return (1)      2.39  %      3.47  %      2.58  %      2.88  %      2.99%
Ratios to Average Net Assets:
Expenses      0.64  %      0.64  %      0.64  %      0.64  %      0.64  %
Net investment income      2.40  %      3.42  %      2.56  %      2.83  %
 2.93  %
Expense waiver/reimbursement (2)      0.36  %      0.38  %      0.39  %
 0.41  %      0.45  %
Supplemental Data:
Net assets, end of
 period (000 omitted)    $ 211,248      $ 191,890      $ 144,436      $ 133,211
      $ 85,852


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Results represent past performance and do not guarantee future results. (2) This contractual expense decrease is reflected in both the expense and the net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements) \

19

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia U.S. Treasury Money Market Fund
Portfolio of Investments

November 30, 2001

Principal
Amount or

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

U.S. Government Obligations--40.3%
   U.S. Treasury Bills--24.6%
$160,000,000    1.890%-3.305%, 12/6/2001-4/4/2002     $159,587,304

--------------------------------------------------------------------------------

   U.S. Treasury Notes--15.7%
100,000,000    5.750%-6.500%, 2/28/2002-11/30/2002     101,639,044

--------------------------------------------------------------------------------

        Total U.S. Government Obligations     261,226,348

--------------------------------------------------------------------------------

(1) Repurchase Agreements--52.5%
90,000,000

   Credit Suisse First Boston Inc., 2.120%, dated 11/30/2001, due

12/3/2001     90,000,000
20,000,000

   Deutsche Bank Financial, Inc., 2.100%, dated 11/30/2001, due

12/3/2001     20,000,000
25,000,000

   Goldman Sachs Group, LP, 2.110%, dated 11/30/2001, due

12/3/2001     25,000,000
85,000,000

   J.P Morgan Tri Party Repo, 2.080%, dated 11/30/2001, due

12/3/2001     85,000,000
25,000,000

   Merrill Lynch, Pierce, Fenner and Smith, 2.120%, dated
11/30/2001, due 12/3/2001     25,000,000
95,000,000

   Morgan Stanley Group, Inc., 2.050%, dated 11/30/2001, due

12/3/2001     95,000,000

--------------------------------------------------------------------------------

        Total Repurchase Agreements     340,000,000

--------------------------------------------------------------------------------

Open-End Investment Companies--7.3%
23,268,910    Federated Treasury Obligations Fund     23,268,910
23,626,712    Financial Square Treasury Obligation Fund     23,626,712

--------------------------------------------------------------------------------

        Total Open-End Investment Companies     46,895,622

--------------------------------------------------------------------------------

        Total Investments, at amortized cost and value (2)     $648,121,970

--------------------------------------------------------------------------------



(1) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.
(2)   Also represents cost for federal tax purposes.


Note:   The categories of investments are shown as a percentage of net assets
 ($647,597,685) at November 30, 2001.


(See Notes which are an integral part of the Financial Statements)

20

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia U.S. Treasury Money Market Fund
Statement of Assets and Liabilities

November 30, 2001

Assets:
Investments in repurchase agreements    $ 340,000,000
Investments in securities      308,121,970

--------------------------------------------------------------------------------

Total investments in securities, at amortized cost and value     $ 648,121,970
Cash           404
Income receivable           502,580
Receivable for shares sold           326,216

--------------------------------------------------------------------------------

Total assets           648,951,170
Liabilities:
Payable for shares redeemed      8,364
Income distribution payable      1,112,497
Payable to adviser      63,113
Other accrued expenses      169,511

--------------------------------------------------------------------------------

Total liabilities           1,353,485

--------------------------------------------------------------------------------

Net assets for 647,597,685 shares outstanding         $ 647,597,685

--------------------------------------------------------------------------------

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares:
$462,881,493 / 462,881,493 shares outstanding         $ 1.00

--------------------------------------------------------------------------------

Investment Shares:
$184,716,192 / 184,716,192 shares outstanding         $ 1.00

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

21

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia U.S. Treasury Money Market Fund
Statement of Operations

Year ended November 30, 2001

Investment Income:
Interest           $30,044,502
Expenses:
Investment adviser fee     $3,443,805
Administrative personnel and services fee     500,173
Custodian fees     106,389
Transfer and dividend disbursing agent fees and expenses     14,796
Directors'/Trustees' fees     12,514
Auditing fees     14,522
Legal fees     4,643
Portfolio accounting fees     2,587
Distribution services fee--Investment Shares     769,409
Share registration costs     38,572
Printing and postage     49,982
Insurance premiums     2,251
Miscellaneous     13,870

--------------------------------------------------------------------------------

          Total expenses     4,973,513
Waiver:
          Waiver of investment adviser fee     (2,550,992 )

--------------------------------------------------------------------------------

              Net expenses           2,422,521

--------------------------------------------------------------------------------

                   Net investment income           $27,621,981

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

22

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia U.S. Treasury Money Market Fund
Statement of Changes in Net Assets

     Year Ended November 30,
--------------------------------------------------------------------------------

     2001      2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations:

Net investment income    $ 27,621,981      $ 36,669,534

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares      (20,415,200 )      (25,355,348 )
Investment Shares      (7,206,781 )      (11,314,186 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from distributions to shareholders
 (27,621,981 )      (36,669,534 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Share Transactions:
Proceeds from sale of shares      1,629,169,720        1,468,590,551
Net asset value of shares issued to shareholders in
 payment of distributions declared      2,486,619        2,954,316
Cost of shares redeemed      (1,670,146,117 )      (1,442,236,831 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from share transactions      (38,489,778 )
  29,308,036

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets      (38,489,778 )      29,308,036
Net Assets:
Beginning of period      686,087,463        656,779,427

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

End of period    $ 647,597,685      $ 686,087,463

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

23

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia U.S. Treasury Money Market Fund
Financial Highlights--Investment Shares

(For a share outstanding throughout each period)

     Year Ended November 30,
--------------------------------------------------------------------------------

     2001      2000      1999      1998      1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value,
 Beginning of Period      $1.00        $1.00        $1.00        $1.00    $1.00
Income From Investment Operations:
Net investment income      0.04        0.05        0.04        0.05        0.05
Less Distributions:
Distributions from net

 investment income      (0.04 )      (0.05 )      (0.04 )      (0.05 )   (0.05)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value, End of Period      $1.00        $1.00        $1.00      $1.00
        $1.00

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Return (1)      3.79  %      5.51  %      4.35  %      4.83  %      4.89%
Ratios to Average Net Assets:
Expenses      0.64  %      0.64  %      0.64  %      0.63  %      0.64  %
Net investment income      3.75  %      5.38  %      4.28  %      4.74  %
   4.80  %
Expense waiver/reimbursement (2)      0.37  %      0.37  %      0.38  %
0.40  %      0.41  %
Supplemental Data:
Net assets, end of period
 (000 omitted)    $ 184,716      $ 190,523      $ 208,021      $ 198,771
   $ 117,495


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Results represent past performance and do not guarantee future results. (2) This contractual expense decrease is reflected in both the expense and the net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

24

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--------------------------------------------------------------------------------

Wachovia Money Market Funds
Combined Notes to financial Statements

November 30, 2001


1.  Organization

The Wachovia Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of eighteen portfolios. The following portfolios are included herein (individually referred to as the "Fund", or collectively as the "Funds"):

Portfolio     Investment Objective

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Wachovia Money Market Fund

     ("Money Market Fund") To provide current income consistent with stability of principal and liquidity.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund
     ("Tax-Free Fund")

    To provide current income exempt from federal regular income tax consistent with stability of principal and liquidity.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Wachovia U.S. Treasury Money Market Fund

     ("U.S. Treasury Fund")     To provide current income consistent with
stability of principal and liquidity.


The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Funds offer two classes of shares: Institutional Shares and Investment Shares. Investment Shares are identical in all respects to Institutional Shares except that Investment Shares are sold pursuant to a distribution plan (the "Plan") adopted in accordance with Rule 12b-1 under the Act.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATION--The Funds use of the amortized cost method to value their portfolio securities is in accordance with Rule 2a-7 under the Act. Investments in other open-end regulated investment companies are valued at net asset value.

  REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees").
Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities. The Funds, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code,

25

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--------------------------------------------------------------------------------

Wachovia Money Market Funds

as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date. The Trust offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Funds does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal tax is necessary. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER--Investment transactions are accounted for on a trade date basis.

26

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--------------------------------------------------------------------------------

Wachovia Money Market Funds

3.  Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

     Money Market Fund

--------------------------------------------------------------------------------
      Tax-Free Fund

--------------------------------------------------------------------------------
      U.S. Treasury Fund

--------------------------------------------------------------------------------

     Year Ended November 30,
--------------------------------------------------------------------------------
      Year Ended November 30,
--------------------------------------------------------------------------------
      Year Ended November 30,
--------------------------------------------------------------------------------

     2001      2000      2001      2000      2001      2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Institutional Shares

--------------------------------------------------------------------------------

Shares sold    872,398,473      1,035,013,237      424,819,873      344,564,020
      1,332,264,106      1,075,430,476
Shares issued to shareholders in payment of distributions declared    807,014
    --     --     --      230,358     --
Shares redeemed    (905,955,988 )    (786,629,335 )    (416,015,729 )
 (276,170,083 )    (1,365,177,676 )    (1,028,624,212 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Institutional Shares transactions    (32,750,501 )
   248,383,902      8,804,144      68,393,937
(32,683,212 )    46,806,264

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment Shares

--------------------------------------------------------------------------------

Shares sold    1,088,376,406      1,112,553,198      360,330,597    358,667,596
      296,905,614      393,160,075
Shares issued to shareholders in payment of distributions declared  12,588,768
      13,155,189      948,837      993,423
2,256,261      2,954,316
Shares redeemed    (1,020,505,301 )    (952,716,529 )    (341,921,032 )
 (312,207,727 )    (304,968,441 )    (413,612,619 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Investment Shares transactions    80,459,873
  172,991,858      19,358,402      47,453,292
(5,806,566 )    (17,498,228 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from share transactions    47,709,372      421,375,760
     28,162,546      115,847,229      (38,489,778 )
29,308,036

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



27

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--------------------------------------------------------------------------------

Wachovia Money Market Funds

4.  Investment Adviser Fee and Other Transactions with Affiliates
INVESTMENT ADVISER FEE--Wachovia Fund Advisers, a subsidiary of Wachovia Bank N.A. and the Funds' investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.50% of each Fund's average daily net assets. As a result of contractual obligations, the Adviser may be required to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at its sole discretion at any time after January 31, 2002.

ADMINISTRATIVE FEE--Federated Services Company ("FServ") provides the Funds with certain administrative personnel and services. This fee is based on the level of average aggregate net assets of the Trust (excluding Wachovia Prime Cash Fund) and The Wachovia Municipal Funds for the period. FServ may voluntarily waive a portion of its fee.

DISTRIBUTION SERVICES FEE--Under the terms of the Plan, each Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from its net assets to finance activities intended to result in the sale of each Fund's Investment Shares. The Plan provides that each Fund may incur distribution expenses up to 0.40% of the average daily net assets of its Investment Shares, annually, to compensate FSC.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.
FSSC may voluntarily waive any portion of its fee. PORTFOLIO ACCOUNTING FEES--FServ, through its subsidiary, FSSC, maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses. CUSTODIAN FEES--Wachovia Bank, N.A. is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5.  Subsequent Event

On December 6, 2001, the Funds' Board of Trustees approved interim and long-term investment advisory agreements on behalf of each of the Wachovia Funds with Evergreen Investment Management Company, LLC (EIMC), a subsidiary of Wachovia Corporation (formerly First Union Corporation). EIMC, which currently serves as investment adviser to the Evergreen Funds, began management of the Wachovia Funds on January 1, 2002. The advisory fees remain unchanged.

The long-term advisory agreement is subject to shareholder approval. The Board of Trustees has called a shareholder meeting for May 13, 2002 for the purpose of voting on the agreement and the proposed reorganization of certain of the Wachovia Funds into the Evergreen Funds.

28

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--------------------------------------------------------------------------------

Report of Ernst & Young LPP, Independent Auditors

To the Trustees and Shareholders of THE WACHOVIA FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wachovia Money Market Fund, Wachovia Tax-Free Money Market Fund, and Wachovia U.S. Treasury Money Market Fund (three of the portfolios constituting The Wachovia Funds) as of November 30, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wachovia Money Market Fund, Wachovia Tax-Free Money Market Fund, and Wachovia U.S. Treasury Money Market Fund (three portfolios of The Wachovia Funds) at November 30, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Boston, Massachusetts
January 14, 2002

29

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Trustees   Officers

James A. Hanley   John W. McGonigle

Samuel E. Hudgins   President and Treasurer
D. Dean Kaylor   R. Edward Bowling

Alvin J. Schexnider   Vice President
Charles S. Way, Jr.   James E. Ostrowski
    Vice President and Assistant Treasurer
    Gail C. Jones

    Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds' prospectus which contains facts concerning their investment objectives and policies, management fees, expenses and other information.

30

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Federated Securities Corp., Distributor Cusip 929901205
  Cusip 929901403
  Cusip 929901825
Investment Company Act File No. 811-6504
831-21 (1/02) G01512-16 (1/01)



Wachovia Money Market Fund

Institutional Shares

Annual Report

November 30, 2001

[Logo of Wachovia]


President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders of the Wachovia Money Market Fund--Institutional Shares, for the 12-month fiscal year period from December 1, 2000 through November 30, 2001. This report includes a list of the fund's holdings and complete financial information.

During the reporting period, the fund's portfolio of high-quality money market securities provided shareholders with dividends totaling $0.04 per share for a total return of 4.46%.* Of course, the fund also maintained a stable share value of $1.00.** The fund's net assets totaled $1.4 billion at the end of the reporting period.

Thank you for selecting Wachovia Money Market Fund as a liquid, stable investment for your ready cash. As we begin 2002, we renew our commitment to keep you up-to-date on your investment, and provide your account with the highest level of service.

Sincerely,

/s/ John W. McGonigle

John W. McGonigle
President
January 15, 2002

* Past performance is no guarantee of future results. Yield will vary. Yields quoted for money market funds most closely reflect the fund's current earnings. ** An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1

Wachovia Money Market Fund
Portfolio of Investments

November 30, 2001



Principal
Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) Certificates of Deposit--25.9%
    Banking & Finance--25.9%
 $25,000,000   Abbey National Bank PLC, London, 1.920%, 6/4/2002
$ 25,001,272
  25,000,000   Bank of America, Canada, 2.310%, 1/15/2002      25,000,311
  25,000,000   Bayerische Landesbank-NY, Yankee CD, 2.000%, 1/16/2002
  25,000,318
  25,000,000   Commerzbank AG, Frankfurt, 2.250%, 1/24/2002      25,000,373
  35,000,000   Deutsche Bank AG, 3.370%-3.960%, 12/5/2001-7/11/2002
  35,000,620
  25,000,000   Dexia Bank, 2.295%, 12/4/2001      25,000,021
  25,000,000   Dexia Bank, New York, 2.305%, 1/22/2002      25,000,359
  10,000,000   Marshall & Ilsley Corp., 3.740%, 3/20/2002      10,000,294
  50,000,000   Rabobank Nederland, Utrecht, 2.250%-3.430%, 1/9/2002-4/3/2002
    49,808,080
  45,000,000   SouthTrust Bank, 2.000%-3.625%, 1/23/2002-6/5/2002
45,001,423
  25,000,000   Toronto Dominion Holdings (USA), Inc., 2.030%, 12/20/2001
  25,000,000
  5,000,000   Toronto Dominion Holdings (USA), Inc., 6.230%, 12/6/2001
 5,000,000
  15,000,000   UBS AG, 3.470%, 2/13/2002      15,000,303
  15,000,000   Westdeutsche Landesbank Girozentrale, 2.300%, 1/22/2002
  15,000,215
  25,000,000   Wilmington Trust Corp., 3.740%, 4/3/2002      25,000,831

--------------------------------------------------------------------------------

    Total Certificates Of Deposit         374,814,420

--------------------------------------------------------------------------------

(1) Commercial Paper--56.7%
    Banking--1.7%

  25,000,000   Credit Suisse First Boston, 3.440%, 1/8/2002      24,910,278

--------------------------------------------------------------------------------

    Capital Goods--1.2%
  17,500,000   General Electric Co., 2.100%-2.180%, 4/18/2002-5/29/2002
 17,338,121

--------------------------------------------------------------------------------

    Consumer Cyclicals--3.4%
  50,000,000   Gannett Co., Inc., 2.050 %, 12/10/2001-12/13/2001      49,970,104

--------------------------------------------------------------------------------

    Finance--43.1%

  15,000,000   American Express Credit Corp., 1.950%, 1/15/2002      14,963,438
  50,000,000   American Express Credit Corp., 2.120%-2.340%,
12/11/2001-1/31/2002      49,886,153
  40,000,000   American General Corp., 2.370%-2.690%,
 1/2/2002-3/20/2002      39,825,162
  66,625,000   Barton Capital Corp., 1.966%-2.083%,
 12/17/2001-1/9/2002      66,505,645
  40,000,000   CIT Group, Inc., 2.460%-2.700%,
12/27/2001-3/20/2002      39,864,950
  20,000,000   Delaware Funding Corp., 2.100%,
 12/6/2001      19,994,167
  20,000,000   Deutsche Bank Financial, Inc. (Guaranteed by Deutsche Bank AG),
 3.550%, 12/19/2001      19,964,500


2

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--------------------------------------------------------------------------------

Wachovia Money Market Fund
Principal Amount or
Shares            Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) Commercial Paper--continued

$ 30,000,000   Diageo Capital PLC (Guaranteed by Diageo PLC), 2.520%,
 1/17/2002    $ 29,901,300
  45,000,000   Goldman Sachs & Co., 2.280%-3.060%, 1/16/2002-1/30/2002
 44,826,800
  25,000,000   Household Finance Corp., 1.960%, 1/17/2002      24,936,028
  25,000,000   Household International, Inc., 3.380%, 12/4/2001      24,992,958
  25,000,000   J.P. Morgan Chase & Co., 2.000%, 1/29/2002      24,918,055
  40,000,000   Prudential Funding Corp., 2.390%-3.350%, 12/5/2001-12/20/2001
    39,959,328
  25,000,000   Societe Generale North America, Inc. (Guaranteed by Societe
Generale, Paris), 3.350%, 2/21/2002      24,809,236
  35,000,000   Transamerica Finance Corp., 2.210%-2.520%, 1/8/2002-4/24/2002
     34,845,100
  25,000,000   Tyco International Group, 2.050%, 12/18/2001      24,975,799
  25,000,000   UBS Finance (Delaware), Inc., (UBS AG LOC), 2.230%, 12/3/2001
      24,996,903
  20,000,000   Verizon Network Funding, 2.470%, 4/2/2002      19,832,589
  55,000,000   Volkswagen of America, Inc., 2.780%-3.420%, 12/12/2001-1/10/2002
      54,864,764

--------------------------------------------------------------------------------

    Total         624,862,875

--------------------------------------------------------------------------------

    Finance--Commercial--2.8%

  40,000,000   General Electric Capital Corp., 3.380%-3.690%,
 12/6/2001-12/13/2001      39,968,050

--------------------------------------------------------------------------------

    Industrial Services--4.5%
  65,000,000   Rio Tinto America, Inc., 2.320%-2.490%,
 12/18/2001-1/10/2002      64,861,672

--------------------------------------------------------------------------------

    Total Commercial Paper      821,911,100

--------------------------------------------------------------------------------

(2) Notes--Variable--5.2%
    Finance--5.2%

  25,000,000   J.P. Morgan Chase & Co. (Series C), 2.310%,
 7/08/2002      25,023,227
  25,000,000   Merrill Lynch & Co., Inc., 2.051%, 6/11/2002      25,000,000
  25,000,000   National Rural Utilities Cooperative Finance Corp.
(Series MTNC), 2.260%, 10/2/2002      25,000,000

--------------------------------------------------------------------------------

    Total Notes--Variable      75,023,227

--------------------------------------------------------------------------------

Open-End Investment Companies--5.7%
  18,497,047   Aim Liquid Assets Portfolio      18,497,047
  18,318,466   Dreyfus Cash Management      18,318,466
  22,963,185   Federated Prime Obligations Fund      22,963,185
  23,231,078   Financial Square Prime Holdings Fund      23,231,078

--------------------------------------------------------------------------------

    Total Open-End Investment Companies      83,009,776

--------------------------------------------------------------------------------



3

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--------------------------------------------------------------------------------

Wachovia Money Market Fund

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(3) Repurchase Agreements--6.2%
$ 32,500,000   Credit Suisse First Boston Inc., 2.150%, dated 11/30/2001,
due 12/3/2001    $ 32,500,000
  12,500,000   Deutsche Bank Financial, Inc., 2.130%, dated 11/30/2001,
 due 12/3/2001      12,500,000
  12,500,000   J.P Morgan Tri Party Repo, 2.110%, dated 11/30/2001,
 due 12/3/2001      12,500,000
  10,000,000   Merrill Lynch, Pierce, Fenner and Smith, 2.140%,
dated 11/30/2001, due 12/3/2001      10,000,000
  22,500,000   Morgan Stanley Group, Inc., 2.125%, dated 11/30/2001,
due 12/3/2001      22,500,000

--------------------------------------------------------------------------------

    Total Repurchase Agreements      90,000,000

--------------------------------------------------------------------------------

    Total Investments, at amortized cost and value (4)    $ 1,444,758,523

--------------------------------------------------------------------------------



(1) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.


(2)   Current rate and next reset date shown.


(3) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.


(4)   Also represents cost for federal tax purposes.


Note:   The categories of investments are shown as a percentage of net assets
 ($1,448,812,398) at November 30, 2001.

The following acronym is used throughout this portfolio:
LOC--Letter of Credit


(See Notes which are an integral part of the Financial Statements)

4

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--------------------------------------------------------------------------------

Wachovia Money Market Fund
Statement of Assets and Liabilities

November 30, 2001

Assets:
Total investments in securities, at amortized cost and value
   $ 1,444,758,523
Income receivable           2,423,652
Receivable for shares sold           5,188,415

--------------------------------------------------------------------------------

Total assets           1,452,370,590
Liabilities:
Payable for shares redeemed    $ 965,895
Income distribution payable      1,782,226
Payable to bank      120,037
Payable to adviser      323,227
Other accrued expenses      366,807

--------------------------------------------------------------------------------

Total liabilities           3,558,192

--------------------------------------------------------------------------------

Net assets for 1,448,812,398 shares outstanding         $ 1,448,812,398

--------------------------------------------------------------------------------

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares:
$581,383,033 / 581,383,033 shares outstanding         $ 1.00

--------------------------------------------------------------------------------

Investment Shares:
$867,429,365 / 867,429,365 shares outstanding         $ 1.00

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

5

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--------------------------------------------------------------------------------

Wachovia Money Market Fund
Statement of Operations

Year Ended November 30, 2001

Investment Income:
Interest           $70,228,504
Expenses:
Investment adviser fee     $   7,347,318
Administrative personnel and services fee     1,066,542
Custodian fees     184,446
Transfer and dividend disbursing agent fees and expenses     7,067
Directors'/Trustees' fees     22,047
Auditing fees     14,787
Legal fees     6,075
Portfolio accounting fees     2,567
Distribution services fee--Investment Shares     3,523,979
Share registration costs     28,187
Printing and postage     87,710
Insurance premiums     4,641
Miscellaneous     5,542

--------------------------------------------------------------------------------

          Total expenses     12,300,908
Waiver:
          Waiver of investment adviser fee     (3,192,967 )

--------------------------------------------------------------------------------

              Net expenses           9,107,941

--------------------------------------------------------------------------------

                   Net investment income           $61,120,563

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

6

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--------------------------------------------------------------------------------

Wachovia Money Market Fund
Statement of Changes in Net Assets

     Year Ended November 30,
--------------------------------------------------------------------------------

     2001      2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations--

Net investment income    $ 61,120,563      $ 68,893,010

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares      (26,215,890 )      (27,400,910 )
Investment Shares      (34,904,673 )      (41,492,100 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from distributions to shareholders
  (61,120,563 )      (68,893,010 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Share Transactions--
Proceeds from sale of shares      1,960,774,879        2,147,566,435
Net asset value of shares issued to shareholders in payment of distributions
declared      13,395,782        13,155,189
Cost of shares redeemed      (1,926,461,289 )      (1,739,345,864 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from share transactions      47,709,372
      421,375,760

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets      47,709,372        421,375,760
Net Assets--
Beginning of period      1,401,103,026        979,727,266

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

End of period    $ 1,448,812,398      $ 1,401,103,026

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

7

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--------------------------------------------------------------------------------

Wachovia Money Market Fund
Financial Highlights--Institutional Shares

(For a share outstanding throughout each period)

     Year Ended November 30,
--------------------------------------------------------------------------------

     2001      2000      1999      1998      1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value, Beginning of Period      $ 1.00        $ 1.00        $ 1.00
       $ 1.00        $ 1.00
Income From Investment Operations
Net investment income      0.04        0.06        0.05        0.05        0.05
Less Distributions
Distributions from net investment income      (0.04 )      (0.06 )      (0.05 )
      (0.05 )      (0.05 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value, End of Period      $ 1.00        $ 1.00        $ 1.00
  $ 1.00        $ 1.00

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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Total Return (1)      4.46  %      6.13  %      4.86  %      5.33  %    5.37  %
Ratios to Average Net Assets
Expenses      0.38  %      0.38  %      0.38  %      0.38  %      0.38  %
Net investment income      4.46  %      5.99  %      4.79  %      5.20  %
      5.24  %
Expense waiver/reimbursement (2)      0.22  %      0.22  %      0.24  %
 0.26  %      0.28  %
Supplemental Data
Net assets, end of period  (000 omitted)     $581,383       $614,134
    $365,750       $181,282       $157,438


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Results represent past performance and do not guarantee future results. (2) This contractual expense decrease is reflected in both the expense and the net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

8

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Wachovia Money Market Fund
Notes to Financial Statements

November 30, 2001


1.  Organization

The Wachovia Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eighteen portfolios. The financial statements included herein are only those of Wachovia Money Market Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

he Fund offers two classes of shares: Institutional Shares and Investment Shares. Investment Shares are identical in all respects to Institutional Shares except that Investment Shares are sold pursuant to a distribution plan (the "Plan") adopted in accordance with Rule 12b-1 under the Act. The investment objective of the Fund is to provide income consistent with stability of principal and liquidity.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATION--The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act. Investments in other open-end regulated investment companies are valued at net asset value.

  REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

  The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees").
Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

  In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning

9

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Wachovia Money Market Fund

after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER--Investment transactions are accounted for on a trade date basis.

3.  Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

     Year Ended November 30,
--------------------------------------------------------------------------------

     2001      2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Institutional Shares

--------------------------------------------------------------------------------

Shares sold    872,398,473      1,035,013,237
Shares issued to shareholders in payment of distributions declared    807,014
    --
Shares redeemed    (905,955,988 )    (786,629,335 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Institutional Shares transactions    (32,750,501 )
   248,383,902

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     Year Ended November 30,
--------------------------------------------------------------------------------

     2001      2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment Shares

--------------------------------------------------------------------------------

Shares sold    1,088,376,406      1,112,553,198
Shares issued to shareholders in payment of distributions declared
 12,588,768      13,155,189
Shares redeemed    (1,020,505,301 )    (952,716,529 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Investment Shares transactions    80,459,873
    172,991,858

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from share transactions    47,709,372      421,375,760

--------------------------------------------------------------------------------

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10

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Wachovia Money Market Fund

4.  Investment Adviser Fee and Other Transactions with Affiliates

INVESTMENT ADVISER FEE--Wachovia Fund Advisers, a subsidiary of Wachovia Bank N.A. and the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.50% of the Fund's average daily net assets. As a result of contractual obligations, the Adviser may be required to waive a portion of its fee. The Adviser can modify or terminate this waiver at its sole discretion at any time after January 31, 2002.

ADMINISTRATIVE FEE--Federated Services Company ("FServ") provides the Fund with certain administrative personnel and services. This fee is based on the level of average aggregate net assets of the Trust (excluding Wachovia Prime Money Market
Fund) for the period. FServ may voluntarily waive a portion of its fee.

DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from its net assets to finance activities intended to result in the sale of the Fund's Investment Shares. The Plan provides that the Fund may incur distribution expenses up to 0.40% of the average daily net assets of its Investment Shares, annually, to compensate FSC.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. FSSC may voluntarily waive any portion of its fee.

PORTFOLIO ACCOUNTING FEES--FServ, through its subsidiary, FSSC, maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

CUSTODIAN FEES--Wachovia Bank N.A. is the Fund's custodian for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5.  Subsequent Event

On December 6, 2001, the Fund's Board of Trustees approved interim and long-term investment advisory agreements on behalf of each of the Wachovia Funds with Evergreen Investment Management Company, LLC (EIMC), a subsidiary of Wachovia Corporation (formerly First Union Corporation). EIMC, which currently serves as investment adviser to the Evergreen Funds, began management of the Wachovia Funds on January 1, 2002. The advisory fees remain unchanged.

The long-term advisory agreement is subject to shareholder approval. The Board of Trustees has called a shareholder meeting for May 13, 2002 for the purpose of voting on the agreement and the proposed reorganization of certain of the Wachovia Funds into the Evergreen Funds.

11

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Report of Ernst & Young LLP, Independent Auditors

To the Trustees of The Wachovia Funds and  Shareholders of WACHOVIA MONEY MARKET
FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wachovia Money Market Fund (one of the portfolios constituting The Wachovia Funds) as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wachovia Money Market Fund of The Wachovia Funds at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Boston, Massachusetts
January 14, 2002

12

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Trustees   Officers
James A. Hanley    John W. McGonigle
Samuel E. Hudgins         President and Treasurer
D. Dean Kaylor    R. Edward Bowling
Alvin J. Schexnider         Vice President
Charles S. Way, Jr.    James E. Ostrowski
        Vice President and Assistant Treasurer
   Gail C. Jones

        Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds' prospectus which contains facts concerning their investment objectives and policies, management fees, expenses and other information.

13

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Federated Securities Corp., Distributor Cusip 929901106

Investment Company Act File No. 811-6504
831-16 (1/02) G01512-05 (1/02)

                                     PART C

                         EVERGREEN INTERNATIONAL TRUST
                      EVERGREEN INTERNATIONAL GROWTH FUND
                               OTHER INFORMATION

Item 15. Indemnification.

         The response to this item is incorporated by reference to the sub-caption "Liability and Indemnification of Trustees" under the caption "Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16. Exhibits:

1.       Declaration   of  Trust.   Incorporated   by   reference  to  Evergreen
         International Trust's Registration Statement on Form N-1A filed on December 12, 1997, Registration No. 333-42195.

2. Bylaws. Incorporated by reference to the Evergreen International Trust's Post-Effective Amendment No. 15 filed on February 28, 2002, Registration No. 333-42195

3.       Not applicable.

4.       Agreement   and  Plan  of   Reorganization.   Exhibit  A  to
         Prospectus/Proxy Statement contained in Part A of this Registration Statement.

5. Declaration of Trust of Evergreen International Trust Articles II., III.6(c),IV.(3), IV.(8), V., VI., VII., and VIII and ByLaws Articles II., III., and VIII, included as part of Exhibits 1 and 2 of this Registration Statement.

6(a) Investment Advisory Agreement between Evergreen Investment Management Company, LLC and Evergreen International Trust. Incorporated by
         reference to the Evergreen International Trust's Post-Effective Amendment No. 15 filed on February 28, 2002, Registration No. 333-42195

7(a) Underwriting Agreements between Evergreen Distributor, Inc. and Evergreen International Trust for Classes A, B, C and I (formerly Class
         Y). Incorporated by reference to the Evergreen International Trust's Post-Effective Amendment No. 15 filed on February 28, 2002, Registration No. 333-42195

7(b) Specimen Copy of Dealer Agreement for Class A, Class B and Class C shares used by Evergreen Distributor, Inc. Incorporated by reference to the Evergreen International Trust's Post-Effective Amendment No. 15 filed on February 28, 2002, Registration No. 333-42195

8. Deferred Compensation Plan. Incorporated by reference to the Evergreen International Trust's Post-Effective Amendment No. 15 filed on February 28, 2002, Registration No. 333-42195

9. Agreement between State Street Bank and Trust Company and Evergreen Equity Trust. Incorporated by reference to the Evergreen International Trust's Post-Effective Amendment No. 15 filed on February 28, 2002, Registration No. 333-42195

10(a) Rule 12b-1 Distribution Plans for Classes A, B and C. Incorporated by reference to the Evergreen International Trust's Post-Effective Amendment No. 15 filed on February 28, 2002, Registration No. 333-42195

10(b) Multiple Class Plan. Incorporated by reference to the Evergreen International Trust's Post-Effective Amendment No. 15 filed on February 28, 2002, Registration No. 333-42195

11. Opinion and Consent of Sullivan & Worcester LLP. Incorporated by reference to Registration Statement on Form N-14/AE filed on February 4, 2002, Registration No. 333-82052.

12.      Tax Opinion and Consent of Sullivan & Worcester LLP. Contained herein.

13.      Not applicable.

14(a).   Consent  of  KPMG  LLP.   Incorporated  by  reference  to  Registration
         Statement on Form N-14/AE filed on February 4, 2002, Registration No. 333-82052.

14(b). Consent of Ernst & Young LLP. Incorporated by reference to Registration Statement on Form N-14/AE filed on February 4, 2002, Registration No. 333-82052.

15.      Not applicable.

16.      Powers  of   Attorney.   Incorporated   by   reference   to   Evergreen
         International  Trust's  Post-Effective Amendment No. 5 on Form
         N-1A filed on December 29, 1998, Registration No. 333-42195.

17.      Proxy Card.  Contained herein.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act and the Investment Company Act the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 20th day of March, 2002.

                                         EVERGREEN INTERNATIONAL TRUST

                                         By: /s/ Michael H. Koonce

                                             -----------------------------
                                             Name: Michael H. Koonce
                                             Title: Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 20th day of March, 2002.


/s/ William M. Ennis                    /s/ Carol A. Kosel                 /s/ Charles A. Austin, III
-----------------------                 ------------------                 --------------------------
William M. Ennis*                       Carol A. Kosel*                    Charles A. Austin III*
President                               Treasurer                          Trustee
(Chief Operating Officer)               (Principal Financial and
                                        Accounting Officer)

/s/ K. Dun Gifford                      /s/ William Walt Pettit            /s/ Gerald M. McDonnell
-----------------------                 -----------------------            -----------------------
K. Dun Gifford*                         William Walt Pettit*               Gerald M. McDonnell*
Trustee                                 Trustee                            Trustee


/s/ Thomas L. McVerry                   /s/ Michael S. Scofield            /s/ David M. Richardson
----------------------                  -----------------------            -----------------------
Thomas L. McVerry*                      Michael S. Scofield*               David M. Richardson*
Trustee                                 Chairman of the Board              Trustee
                                        and Trustee

/s/ Russell A. Salton, III MD           /s/ Leroy Keith, Jr.               /s/ Richard J. Shima
-----------------------------           ------------------------           -------------------------
Russell A. Salton, III MD*              Leroy Keith, Jr.*                  Richard J. Shima*
Trustee                                 Trustee                            Trustee


/s/ Richard K. Wagoner

-------------------------
Richard K. Wagoner*
Trustee

*By: /s/ Maureen E. Towle

----------------------------
Maureen E. Towle
Attorney-in-Fact

         *Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the applicable above-named individuals pursuant to powers of attorney duly executed by such persons.

                                INDEX TO EXHIBITS

EXHIBIT NO.             EXHIBIT

12.      Tax Opinion and Consent of Sullivan & Worcester LLP.
17       Proxy Card

                                               March 20, 2002



EDGAR Operations Branch
Division of Investment Management
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      Evergreen International Trust (the "Trust")
         Evergreen International Growth Fund
         Registration Statement on Form N-14AE, File No. 333-82052

Ladies and Gentlemen:

     Pursuant to the Securities Act of 1933, as amended and the General Rules and Regulations thereunder, enclosed for filing electronically is Post-Effective Amendment No. 1 to the Registration Statement on Form N-14AE of Trust. This filing relates to the acquisition of the assets of Wachovia International Equity Fund, a series of The Wachovia Funds, by and in exchange for shares of Evergreen International Growth Fund, a series of the Trust.

     This  Amendment  is being filed  pursuant to Rule 485(b) under the 1933 Act
(i) for the purpose of filing certain exhibits and (ii) to make such other non-material changes as the Trust may deem appropriate.

     To my knowledge, the Amendment does not contain disclosure that would render it ineligible to become effective pursuant to Rule 485(b).

     Any questions or comments with respect to this filing may be directed to the undersigned at (617) 210-3682.

                                         Very truly yours,

                                         /s/ Maureen E. Towle

                                         Maureen E. Towle, Esq.

Enclosures

cc: Robert N. Hickey, Esq.